UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4603

Thrivent Series Fund, Inc.

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

Michael W. Kremenak, Assistant Secretary

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-4198

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1.	Report to Stockholders

Thrivent Financial for Lutherans®

Thrivent Series Fund, Inc.

Annual Report
December 31, 2013

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Dear Member:

The stock market surged to record highs in 2013 as the U.S. economy accelerated and Europe showed signs of emerging from a recession. Fixed-income markets mostly fell as investors worried that the improving economic picture might prompt the Federal Reserve to temper its accommodative monetary policy. The investment outlook was generally positive heading into 2014.

Economic Review

After nearly stalling in the fourth quarter of 2012, the U.S. economy accelerated steadily through the first nine months of 2013. The housing and auto markets were particularly strong, with housing starts rising to a seasonally adjusted annual rate of 1,091,000 units by November, up nearly 30% from a year earlier and the highest rate in nearly six years. Auto sales rose 8% to 15.6 million units, nearly matching the number of cars and light trucks sold in 2007 just before the start of the last recession.

Gross domestic product (GDP), the sum of all goods and services produced, rose at a 1.1% annual rate in the first quarter, a 2.5% rate in the second, and a 4.1% rate in the third. The latest performance marked only the fourth time in the past 10 years that GDP growth surpassed the 4% level. Rising business inventories accounted for nearly 41% of third-quarter GDP growth, but the economy showed renewed vigor on a broad front. Investment in factories and other nonresidential structures grew at a 13.4% annual rate. Exports rose 3.9%, reflecting improving economic conditions abroad, and hit a record high in November. On the consumer front, personal consumption expenditures grew 2.0% in the third quarter, while spending on durable goods, such as appliances and automobiles, increased 7.9%. All those gains were offset in part by continued reductions in federal spending and investment, which fell 1.5%. We expect fourth-quarter GDP results to show continued economic growth, albeit not at the heady rate exhibited in the third.

Despite the economy’s strong showing in 2013, the recovery from the 2008–2009 recession remains sluggish by historical standards, and that has translated into sluggish gains in the job market, too. The U.S. created an average of 182,000 jobs per month in 2013, about the same as in 2012, leaving the country with 1.2 million fewer jobs than it had prior to the 2008–2009 recession. The unemployment rate, which peaked at 10% in 2009, fell dramatically in 2013, to 6.7% in December from 7.9% a year earlier. But a large part of that improvement was attributable not to job creation but simply to people giving up looking for work.

Economic conditions improved in Europe and China, which are important to the American economy and its financial markets. After a year and a half of economic contraction, GDP for the 17-country eurozone grew 0.3% in the second quarter of 2013 and another 0.1% in the third. China, after watching its economic growth slow for much of the past three years, saw its GDP rise 7.5% year-over-year in the second quarter, then jump 7.8% in the third.

Market Review

Equity investors were generally cheered by the improving global economic outlook, sending several major U.S. stock market indexes to their first record highs since 2007. After posting a total return of 16% in 2012, the S&P 500 Index of large-company stocks earned 32.4% in 2013, its biggest gain since 1997. Small-company stocks did even better, with the Russell 2000 Index earning 38.8%. Growth stocks generally outperformed value stocks. On a price basis alone, the S&P 500 finished the year up 173% from its March 2009 low.

Stocks in developed markets overseas also turned in strong results in 2013 amid improving economic conditions in Europe and a shift in Japan to growth-oriented fiscal and monetary policies. The MSCI EAFE Index, which tracks developed markets in Europe, Asia and Australia, posted a total return of 23.3%.

Emerging market stocks were mostly lower, with the MSCI Emerging Markets index posting a total return of -2.3%. The index slumped during the second quarter as investors worried about slowing economic growth in China, India and Brazil, and about lower commodities prices, which adversely impact the many natural resources companies located in emerging economies. While stock prices rebounded in October when China’s economy began showing new signs of strength, they drifted lower again as the year wound to a close.

While equity markets were clearly helped by the improving economic climate, they also benefited from a dearth of opportunities in the fixed-income markets, where the accommodative monetary policies of the Federal Reserve were helping to keep bond yields near historic lows as the year got under way. New worries swept through the fixed-income markets in May, though, after Federal Reserve Chairman Ben Bernanke said the improving economy might prompt the Fed to pare back its quantitative easing program, which involved the Fed buying $85 billion of bonds each month to help keep long-term interest rates low. In December, the Fed announced that it would reduce its monthly purchases by $10 billion beginning in January 2014, and might schedule further cuts if the economy continued to improve.

Anticipating a shift in Fed policy, bond yields began to rise mid-year, which resulted in falling bond prices. By year-end, the yield on the 10-year Treasury note had jumped to just over 3% from 1.8% a year earlier. With most sectors of the bond market following the lead of the Treasury market, the broad-based Barclays U.S. Aggregate Bond Index finished the year with a loss of 2%. High-yield corporate bonds, which tend to rally when the economy grows, were the standout exception in the fixed-income markets, with the Barclays U.S. Corporate High Yield Bond Index posting a positive return of 7.4%.

Our Outlook

The generally tepid pace of the economic recovery over the past four and a half years has an opportunity to accelerate slightly in 2014, barring an unexpected crisis, and that should create a favorable environment for the investment markets. Our economic models suggest GDP growth in 2014 has the potential to meet or exceed the 2.2% rate averaged over the past three years. We also expect further improvement in GDP growth in the U.K. and Europe to about 2%, in China to about 8%, and in Japan to between 1% and 2%.

Continued economic progress will be important to the equity markets, where valuations are now relatively high and reflect a general expectation of stronger corporate profits in the year ahead. We believe profits will improve slightly, a consequence of both organic growth and corporate share repurchases. Stock prices could advance under that scenario, but we expect performance to be modest, especially compared to the extraordinary performance of 2013.

Activity in the fixed-income markets will depend to a large degree on U.S. monetary policy. The Fed is expected to keep short-term interest rates low through 2014, but longer-term rates are likely to ratchet somewhat higher, particularly if the Fed continues to pare back its quantitative easing program. We would not be surprised to see modest losses in the Treasury sector. High-yield bonds could post modest gains as fixed-income investors searching for yield continue buying in that sector.

To ensure that your portfolio is positioned to negotiate the shifting investment environment, we encourage you to meet with your Thrivent Financial representative. He or she can make sure your portfolio remains aligned with your financial goals and tolerance for risk.

As always, thank you for the trust you have placed in our entire team of professionals at Thrivent Financial.

Sincerely,

Russell W. Swansen

President

Thrivent Series Fund, Inc.

Thrivent Aggressive Allocation Portfolio

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Aggressive Allocation Portfolio seeks long-term capital growth.

The Portfolio invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Portfolio is subject to its own operating expenses and the operating expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of equity index futures involves transaction costs and the loss from investing in them can exceed the initial investment.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Aggressive Allocation Portfolio earned a return of 27.05%, compared with the median return of its peer group, the Lipper Multi-Cap Core category, of 29.51%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 32.39% and -2.02%, respectively.

What factors affected the Portfolio’s performance?

Most major equity markets meaningfully outperformed fixed-income markets in the period. Across equity markets, small- and mid-cap domestic stocks outperformed large caps in both domestic and foreign developed markets. Emerging market equities, while positive, provided dramatically lower returns versus most other stock groups.

In fixed income, Treasury and agency securities underperformed both investment-grade corporate and high-yield bonds. The Portfolio’s return in its fixed-income segment bested the bond index because the Portfolio had limited exposure to the underperforming sectors.

The Portfolio’s return was aided by its significant exposure to equities across most major market segments. We were overweighted in large-cap stocks within our equity portfolio, which partially limited our advance because large-cap stocks did not keep pace with small and mid caps, although returns to all categories were quite attractive on an absolute basis.

Over the period, the Portfolio had an average exposure to fixed-income securities of 6%. Our holdings performed well versus the fixed-income benchmark, but even the best segment of bonds did not keep pace with the strong advance in U.S. stocks. Performance was mixed across the actively managed equity segments of the Portfolio.

The large-cap growth and value segments outperformed, while the mid-cap growth and small-cap core portfolios underperformed, each measured versus their respective benchmarks. However, absolute returns for all of the domestic equity segments of the Portfolio were quite good.

Within our international section, we had exposure to emerging markets debt and equity, and both of those segments—while performing well against their respective indexes—did not keep pace with the broader market advance. In total, results were close to management expectations given the asset mix of the Portfolio.

What is your outlook?

As the period drew to a close, we became modestly more conservative in our portfolio positioning. Within fixed income, in the absence of an unexpected decline in the economy, we believe U.S. Treasury and agency securities are overvalued due to an aggressive purchase program that the Federal Reserve Bank has undertaken. As a result, we are overweighted in corporate bonds, and underweighted in Treasury and agency securities.

In equities, we have taken steps to modestly reduce our equity exposure. With the significant advance in global stock markets, it is difficult to represent that stocks are undervalued. At best, we would suggest equities are fairly valued. That does not mean any decline is imminent; in our process, however, it suggests it is appropriate to modestly adjust allocations.

While the rally certainly could continue to advance, we believe it will likely be at a more moderate pace. We do think that within equities, small- and mid-cap domestic stocks are richly priced versus large caps, and that within large caps, non-U.S. stocks provide better opportunities. Thus, we have tilted the Portfolio’s positions to take advantage of those opportunities.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	From Inception 4/29/2005
27.05%	16.03%	7.54%

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderately Aggressive Allocation Portfolio

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Moderately Aggressive Allocation Portfolio seeks long-term capital growth.

The Portfolio invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Portfolio is subject to its own operating expenses and the operating expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of equity index futures involves transaction costs and the loss from investing in them can exceed the initial investment.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Moderately Aggressive Allocation Portfolio earned a return of 21.30%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 19.15%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 32.39% and -2.02%, respectively.

What factors affected the Portfolio’s performance?

Most major equity markets meaningfully outperformed fixed-income markets in the period. Across equity markets, small- and mid-cap domestic stocks outperformed large caps—both domestic as well as foreign. Emerging market equities, while positive, provided dramatically lower returns versus most other stock groups.

In fixed income, Treasury and agency securities underperformed both investment-grade corporate and high-yield bonds. The Portfolio’s return in its fixed-income segment bested the bond index because the Portfolio had limited exposure to the underperforming sectors.

The Portfolio’s return was aided by its significant exposure to equities across most major market segments. We were overweighted in large-cap stocks within our equity portfolio, which partially limited our advance because large-cap stocks did not keep pace with small and mid caps, but returns to all categories were quite attractive on an absolute basis.

Over the period, the Portfolio had an average exposure to fixed-income securities of 23%. Our holdings performed well versus the fixed-income benchmark, but even the best segment of bonds did not keep pace with the strong advance in U.S. stocks. Performance was mixed across the actively managed equity segments of the Portfolio.

The large-cap growth and value segments outperformed, while the mid-cap growth and small-cap core portfolios underperformed, each measured versus their respective benchmarks. However, absolute returns for all of the domestic equity segments of the Portfolio were quite good.

Within our international section, we had exposure to emerging markets debt and equity, and both of those segments—while performing well against their respective indexes—did not keep pace with the broader market advance. In total, results were close to management expectations given the asset mix of the Portfolio.

What is your outlook?

As the period drew to a close, we became modestly more conservative in our portfolio positioning. Within fixed income, in the absence of an unexpected decline in the economy, we believe U.S. Treasury and agency securities are overvalued due to an aggressive purchase program that the Federal Reserve Bank has undertaken. As a result, we are overweighted in corporate bonds, and underweighted in Treasury and agency securities.

In equities, we have taken steps to modestly reduce our equity exposure. With the significant advance in global stock markets, it is difficult to represent that stocks are undervalued. At best, we would suggest equities are fairly valued. That does not mean any decline is imminent; in our process, however, it suggests it is appropriate to modestly adjust allocations.

While the rally certainly could continue to advance, we believe it will likely be at a more moderate pace. We do think that within equities, small- and mid-cap domestic stocks are richly priced versus large caps, and that within large caps, non-U.S. stocks provide better opportunities. Thus, we have tilted the Portfolio’s positions to take advantage of those opportunities.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	From Inception 4/29/2005
21.30%	14.78%	7.10%

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderate Allocation Portfolio

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Moderate Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Portfolio is subject to its own operating expenses and the operating expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of equity index futures involves transaction costs and the loss from investing in them can exceed the initial investment.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Moderate Allocation Portfolio earned a return of 15.12%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 14.15%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 32.39% and -2.02%, respectively.

What factors affected the Portfolio’s performance?

Most major equity markets meaningfully outperformed fixed-income markets in the period. Across equity markets, small- and mid-cap domestic stocks outperformed large caps—both domestic as well as foreign. Emerging market equities, while positive, provided dramatically lower returns versus most other stock groups.

In fixed income, Treasury and agency securities underperformed both investment-grade corporate and high-yield bonds. The Portfolio’s return in its fixed-income segment bested the bond index because the Portfolio had limited exposure to the underperforming sectors.

The Portfolio’s return was aided by its significant exposure to equities across most major market segments. We were overweighted in large-cap stocks within our equity portfolio, which partially limited our advance because large-cap stocks did not keep pace with small and mid caps, but returns to all categories were quite attractive on an absolute basis.

Over the period, the Portfolio had an average exposure to fixed-income securities of 42%. Our holdings performed well versus the fixed-income benchmark, but even the best segment of bonds did not keep pace with the strong advance in U.S. stocks. Performance was mixed across the actively managed equity segments of the Portfolio.

The large-cap growth and value segments outperformed, while the mid-cap growth and small-cap core portfolios underperformed, each measured versus their respective benchmarks. However, absolute returns for all of the domestic equity segments of the Portfolio were quite good.

Within our international section, we had exposure to emerging markets debt and equity, and both of those segments—while performing well against their respective indexes—did not keep pace with the broader market advance. In total, results were close to management expectations given the asset mix of the Portfolio.

What is your outlook?

As the period drew to a close, we became modestly more conservative in our portfolio positioning. Within fixed income, in the absence of an unexpected decline in the economy, we believe U.S. Treasury and agency securities are overvalued due to an aggressive purchase program that the Federal Reserve Bank has undertaken. As a result, we are overweighted in corporate bonds, and underweighted in Treasury and agency securities.

In equities, we have taken steps to modestly reduce our equity exposure. With the significant advance in global stock markets, it is difficult to represent that stocks are undervalued. At best, we would suggest equities are fairly valued. That does not mean any decline is imminent; in our process, however, it suggests it is appropriate to modestly adjust allocations.

While the rally certainly could continue to advance, we believe it will likely be at a more moderate pace. We do think that within equities, small- and mid-cap domestic stocks are richly priced versus large caps, and that within large caps, non-U.S. stocks provide better opportunities. Thus, we have tilted the Portfolio’s positions to take advantage of those opportunities.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	From Inception 4/29/2005
15.12%	12.92%	6.57%

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Moderately Conservative Allocation Portfolio

Russell W. Swansen, David C. Francis, CFA and Mark L. Simenstad, CFA, Portfolio Co-Managers

Thrivent Moderately Conservative Allocation Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio invests in other Thrivent mutual funds and in directly held equity and debt instruments. The Portfolio is subject to its own operating expenses and the operating expenses of the other funds in which it invests, and is subject to all of the risks of the other funds in which it invests. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The use of equity index futures involves transaction costs and the loss from investing in them can exceed the initial investment.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Moderately Conservative Allocation Portfolio earned a return of 9.02%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 7.56%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays U.S. Aggregate Bond Index, earned returns of 32.39% and -2.02%, respectively.

What factors affected the Portfolio’s performance?

Most major equity markets meaningfully outperformed fixed-income markets in the period. Across equity markets, small- and mid-cap domestic stocks outperformed large caps—both domestic as well as foreign. Emerging market equities, while positive, provided dramatically lower returns versus most other stock groups.

In fixed income, Treasury and agency securities underperformed both investment-grade corporate and high-yield bonds. The Portfolio’s return in its fixed-income segment bested the bond index because the Portfolio had limited exposure to the underperforming sectors.

The Portfolio’s return was aided by its significant exposure to equities across most major market segments. We were overweighted in large-cap stocks within our equity portfolio, which partially limited our advance because large-cap stocks did not keep pace with small and mid caps, but returns to all categories were quite attractive on an absolute basis.

Over the period, the Portfolio had an average exposure to fixed-income securities of 62%. Our holdings performed well versus the fixed-income benchmark, but even the best segment of bonds did not keep pace with the strong advance in U.S. stocks. Performance was mixed across the actively managed equity segments of the Portfolio.

The large-cap growth and value segments outperformed, while the mid-cap growth and small-cap core portfolios underperformed, each measured versus their respective benchmarks. However, absolute returns for all of the domestic equity segments of the Portfolio were quite good.

Within our international section, we had exposure to emerging markets debt and equity, and both of those segments—while performing well against their respective indexes—did not keep pace with the broader market advance. In total, results were close to management expectations given the asset mix of the Portfolio.

What is your outlook?

As the period drew to a close, we became modestly more conservative in our portfolio positioning. Within fixed income, in the absence of an unexpected decline in the economy, we believe U.S. Treasury and agency securities are overvalued due to an aggressive purchase program that the Federal Reserve Bank has undertaken. As a result, we are overweighted in corporate bonds, and underweighted in Treasury and agency securities.

In equities, we have taken steps to modestly reduce our equity exposure. With the significant advance in global stock markets, it is difficult to represent that stocks are undervalued. At best, we would suggest equities are fairly valued. That does not mean any decline is imminent; in our process, however, it suggests it is appropriate to modestly adjust allocations.

While the rally certainly could continue to advance, we believe it will likely be at a more moderate pace. We do think that within equities, small- and mid-cap domestic stocks are richly priced versus large caps, and that within large caps, non-U.S. stocks provide better opportunities. Thus, we have tilted the Portfolio’s positions to take advantage of those opportunities.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	From Inception 4/29/2005
9.02%	10.32%	5.65%

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Growth and Income Plus Portfolio

David R. Spangler, CFA and Stephen D. Lowe, CFA, Portfolio Co-Managers*

Thrivent Growth and Income Plus Portfolio seeks income plus long-term capital growth.

The Portfolio invests in equity securities and debt securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. Writing options is a highly specialized activity that can lead to losses and transaction costs.

As of August 16, 2013, the Portfolio changed its name from Thrivent Equity Income Plus Portfolio to its current name.

*	Effective August 16, 2013, Stephen D. Lowe became a Portfolio Co-Manager.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Growth and Income Plus Portfolio earned a return of 21.24%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Growth category, of 19.15%. The Portfolio’s market benchmarks, the S&P 500 Index, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, earned returns of 32.39%, 5.39%, and -1.41%, respectively.

What factors affected the Portfolio’s performance?

The former Thrivent Equity Income Plus Portfolio was restructured on August 16, 2013, and renamed Thrivent Growth and Income Plus Portfolio. While the Portfolio continues to be managed as a multi-asset class product with strategic target weights to various asset classes, a fixed-income component was added to its asset mix as a result of this change. Approximately 70% of the Portfolio’s holdings are now composed of domestic dividend equity, international dividend equity, preferred stocks and real estate investment trusts (REITs). The remaining 30% of the Portfolio is invested in fixed-income securities.

For 2013, strong positive contribution came from domestic dividend-paying stocks which performed in line with the S&P 500 Index. Good security selection allowed the dividend equity portion of the Portfolio to keep pace with the broader market, particularly in the technology, industrials and consumer staples sectors. However, stock selection hurt returns in the energy and consumer discretionary sectors, which underperformed the S&P 500 Index. Relative to the S&P 500 Index, underperforming asset classes included international dividend equity in the form of ADRs, preferreds and REITs.

Within fixed-income markets, the improving economy made investors more comfortable with higher-risk sectors, despite a mid-year uptick in interest rates. All fixed-income sectors in the Portfolio generated positive results, particularly high-yield bonds and mortgage-backed securities.

What is your outlook?

Continued economic growth in 2014, at or slightly above the pace in 2013, should create a favorable investment environment for the asset classes in which the Portfolio invests. Stock valuations were much higher heading into 2014 than they were in 2013, suggesting that stock returns are unlikely to match last year’s heady results. We anticipate tilting the Portfolio’s equity holdings slightly away from utilities, telecommunications and consumer staples stocks and into cyclical sectors that typically do well in a growing economy, such as technology, industrials and consumer discretionary.

Interest rates could creep higher in 2014, especially if the Federal Reserve, as expected, announces further cuts in the bond-buying program it has been using to support the economy. That could also moderate or negatively impact returns in the fixed-income markets. We may become slightly more defensive on interest rates by adding to our holdings of floating-rate leveraged loans and keeping the duration of the Portfolio’s bond holdings low.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	From Inception 4/30/2008
21.24%	12.66%	4.42%

^	Effective August 2013, the Portfolio’s benchmark indices changed to include the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index. The Adviser made these benchmark changes because of changes to the Portfolio’s principal investment strategies. It is not possible to invest directly in the Indices shown. The performance of the Indices does not reflect deductions for fees, expenses or taxes.
*	The Barclays U.S. High Yield Loan Index measures U.S. Dollar denominated syndicated term loans.
**	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Balanced Income Plus Portfolio

Darren M. Bagwell, CFA, Michael G. Landreville, CFA and CPA (inactive), and Stephen D. Lowe, CFA, Portfolio Co-Managers*

Thrivent Balanced Income Plus Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Portfolio invests in equity securities and debt securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, preferred securities, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets.

As of August 16, 2013, the Portfolio changed its name from Thrivent Balanced Portfolio to its current name.

*	Effective August 16, 2013, Darren M. Bagwell and Stephen D. Lowe became Portfolio Co-Managers.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Balanced Income Plus Portfolio earned a return of 17.95%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Moderate category, of 14.15%. The Portfolio’s market benchmarks, the S&P Composite 1500 Index, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, returned 32.79%, 5.39% and -1.41%, respectively.

What factors affected the Portfolio’s performance?

The former Thrivent Balanced Portfolio was restructured on August 16, 2013, and renamed Thrivent Balanced Income Plus Portfolio. While still investing in equities and fixed income, the Portfolio reduced the duration of its fixed-income portfolio to make it less sensitive to interest rates, and increased its allocation to noninvestment-grade assets, which are higher risk but also offer the potential for higher yields. After starting the year with two-thirds of its assets in equities, it ended with equal weightings in equities and fixed income.

Equities performed well as the U.S. economy expanded at an increasingly fast pace, with gross domestic product (GDP) growing at a 4.1% annual rate by the third quarter. The Portfolio’s stock holdings earned 37.5%, outperforming their equity benchmark largely due to security selection. Industrials, media and entertainment stocks, and energy shares all performed well, offset in part by real estate investment trusts (REITs) that underperformed when interest rates moved higher mid-year. The absence of any holdings in gold-related stocks also helped the Portfolio, as gold shares lagged.

The duration of the fixed-income portion of the Portfolio was reduced to 2.6 years from 5.6 as a result of the August makeover. The timing of that change was set by a shareholder vote. Unfortunately, the duration change occurred after the mid-year spike in interest rates relating to concerns the Federal Reserve might throttle back its accommodative monetary policy.

More helpfully, the percentage of the Portfolio allocated to noninvestment-grade securities rose to 60% from 15% in the makeover, and noninvestment-grade debt subsequently outperformed investment-grade debt. Overall, fixed-income generated a modest 0.5% loss.

What is your outlook?

We believe that equity markets have an opportunity to generate returns in a range of 5% to 10% next year, propelled by continued economic growth, expanding corporate profit margins, corporate stock buybacks and dividend increases. We also see an opportunity for a modest expansion of stock price-to-earnings multiples.

We expect an upward but modest bias to interest rates over the course of 2014, especially if the Federal Reserve, as expected, announces further cuts in the bond-buying program it has been using to support the economy. That could moderate or negatively impact returns in the fixed-income market. With its shorter duration and higher yield, we believe the fixed-income portion of the Portfolio should come close to earning its coupon yield.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
17.95%	13.76%	6.40%

^	Effective August 2013, the Portfolio’s benchmark indices changed from the Barclays U.S. Aggregate Bond Index and the S&P 500 Index to the Barclays U.S. High Yield Loan Index, the Barclays U.S. Mortgage-Backed Securities Index and the S&P Composite 1500 Index. The Adviser made these benchmark changes because of changes to the Portfolio’s principal investment strategies. It is not possible to invest directly in the Indices shown. The performance of the Indices does not reflect deductions for fees, expenses or taxes.
*	The Barclays U.S. Aggregate Bond Index measures the performance of U.S. investment grade bonds.
**	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
****	The S&P Composite 1500 Index measures the performance of a group of 1500 publicly traded stocks. “S&P Composite 1500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
#	The Barclays U.S. High Yield Loan Index incepted in January 2006. This index is not shown in the chart because it does not have 10 years of history and thus an accurate comparison of a $10,000 investment over 10 years cannot be shown.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Diversified Income Plus Portfolio

Mark L. Simenstad, CFA, David R. Spangler, CFA and Paul J. Ocenasek, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation.

The Portfolio invests in debt securities and equity securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans and mortgage-related and other asset-backed securities are subject to additional risks.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Diversified Income Plus Portfolio earned a return of 11.17%, compared with the median return of its peer group, the Lipper Mixed-Asset Target Allocation Conservative category, of 7.56%. The Portfolio’s market benchmarks, the S&P 500 Index, the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index, returned 32.39%, 5.39% and -1.41%, respectively.

What factors affected the Portfolio’s performance?

A strengthening economy drove the stock market to record highs and also helped spur solid gains in the high-yield sector of the bond market.

Stocks accounted for just 30% of the Portfolio’s holdings, but played an outsized role in its results by generating a total return in line with the S&P 500 Index. Approximately 90% of the Portfolio’s equity holdings consisted of dividend-paying stocks, which typically underperform the broader market when stock prices are climbing sharply. Good security selection allowed the equity portion of the Portfolio to keep pace with the broader market, particularly in the technology, industrials and consumer staples sectors. Stock selection hurt returns in the energy and consumer discretionary sectors, which underperformed the S&P 500 Index.

The improving economy made investors more comfortable with higher-risk sectors of the fixed-income markets, despite a mid-year uptick in interest rates. Within the Portfolio, fixed-income holdings performed relatively well. All sectors had positive results, with nonagency mortgage-backed securities contributing exceptional results once again. The high-yield bond segment was modestly lower than the Barclays U.S. High Yield Bond Index due to our more conservative orientation in this sector. Finally, high-grade corporate bonds and preferred stocks generated positive but low-single-digit returns.

What is your outlook?

Continued economic growth in 2014, at or slightly above the pace in 2013, should create a favorable investment environment for the asset classes in which the Portfolio invests. Stock valuations were much higher heading into 2014 than they were in 2013, however, suggesting that stock returns are unlikely to match last year’s heady results. We anticipate tilting equity holdings slightly away from utilities, telecommunications and consumer staples stocks and into cyclical sectors that typically do well in a growing economy, such as technology, industrials and consumer discretionary stocks.

Interest rates could creep higher in 2014, especially if the Federal Reserve, as expected, announces further cuts in the bond-buying program it has been using to support the economy. We believe this could moderate or negatively impact returns in the fixed-income markets, too. We may consider becoming slightly more defensive on interest rates by adding to our holdings of floating-rate leveraged loans and keeping the duration of the Portfolio’s bond holdings low.

Average Annual Total Returns1,2

As of December 31, 2013

1-Year	5-Year	10-Year
11.17%	14.96%	6.91%

^	Effective August 2013, the Portfolio’s benchmark indices changed from the Barclays U.S. Corporate High Yield Bond Index and the Barclays U.S. Corporate Investment Grade Index to the Barclays U.S. High Yield Loan Index and the Barclays U.S. Mortgage-Backed Securities Index. The Adviser made these benchmark changes because of changes to the Portfolio’s principal investment strategies. It is not possible to invest directly in the Indices shown. The performance of the Indices does not reflect deductions for fees, expenses or taxes.
*	The Barclays U.S. Corporate High Yield Bond Index measures the performance of fixed-rate non-investment grade bonds.
**	The Barclays U.S. Corporate Investment Grade Index measures the performance of investment grade corporate bonds.
***	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
****	The S&P 500 Index represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product.
*****	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
#	The Barclays U.S. High Yield Loan Index incepted in January 2006. This index is not shown in the chart because it does not have 10 years of history and thus an accurate comparison of a $10,000 investment over 10 years cannot be shown.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower.The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
2	Prior to July 3, 2006, the Portfolio, as a high yield fund, invested primarily in “junk bonds”.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Opportunity Income Plus Portfolio

Gregory R. Anderson, CFA, Michael G. Landreville, CFA and CPA (inactive) and Conrad Smith, CFA, Portfolio Co-Managers*

Thrivent Opportunity Income Plus Portfolio seeks a combination of current income and long-term capital appreciation.

The Portfolio primarily invests in a broad range of debt securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Leveraged loans, sovereign debt, and mortgage-related and other asset-backed securities are subject to additional risks. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment.

As of August 16, 2013, the Portfolio changed its name from Thrivent Mortgage Securities Portfolio to its current name.

*	Effective August 16, 2013, Michael G. Landreville and Conrad Smith became Portfolio Co-Managers.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Opportunity Income Plus Portfolio generated a return of -1.39%, compared with the median return of its peer group, the Lipper General Bond category, of -0.97%. The Portfolio’s market benchmarks, the Barclays U.S. Mortgage-Backed Securities Index, the Barclays U.S. High Yield Loan Index and the Barclays U.S. High Yield Ba/B 2% Issuer Capped Index, posted returns of -1.41%, 5.39% and 6.23%, respectively.

What factors affected the Portfolio’s performance?

The former Thrivent Mortgage Securities Portfolio changed its name and underwent a significant restructuring on August 16, 2013, to make it less sensitive to interest rate fluctuations while still generating a competitive yield.

Leading up to the restructuring, the Portfolio had approximately 80% of its assets in government agency mortgage-backed securities and 20% in nonagency mortgage-backed securities. The agency securities were under pressure due to rising interest rates and expectations that the Federal Reserve would soon begin paring back its purchases of these securities. It had been buying agency and Treasury securities as part of its quantitative easing program aimed at keeping interest rates low and stimulating the economy.

Upon its restructuring, the Portfolio reduced its allocation to agency mortgage-backed securities to about 20% and added new holdings in the high-yield bond, high-yield bank loan, and investment-grade corporate bond sectors. By year-end, agency mortgage-backed securities and nonagency mortgage-backed securities each accounted for about 10% of the Portfolio.

After posting negative returns prior to the restructuring, the Portfolio generated a positive return of approximately 2.7% after August 16, with high-yield bonds and loans, and corporate bonds all posting gains.

What is your outlook?

The U.S. economy grew at an increasingly fast rate for much of 2013, with gross domestic product (GDP) expanding at a 1.1% annual rate in the first quarter and a 4.1% rate in the third. We anticipate that the economy will continue to improve in 2014, but not dramatically, and that inflation will remain low. An improving economy would likely prompt the Fed to further ratchet down its bond purchases, which it reduced from $85 billion a month to $75 billion in January, creating a headwind for the bond market.

We believe the Portfolio is positioned well for this changing environment. Corporate credit fundamentals remain sound, providing an opportunity for gains in corporate bonds, especially in the high-yield sector. Bank loans also should do well in a rising interest-rate environment, as their yields float with market rates. Barring unforeseen developments in the U.S. or global economies, we feel it would be reasonable to expect Portfolio returns in the low single digits.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
-1.39%	6.72%	4.38%

^	Effective August 2013, the Portfolio’s benchmark indices changed to include the Barclays U.S. High Yield Ba/B 2% Issuer Capped Index and the Barclays U.S. High Yield Loan Index. The Adviser made these benchmark changes because of changes to the Portfolio’s principal investment strategies. It is not possible to invest directly in the Indices shown. The performance of the Indices does not reflect deductions for fees, expenses or taxes.
*	The Barclays U.S. Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities.
**	The Barclays U.S. High Yield Ba/B 2% Issuer Capped Index covers the USD denominated, non-investment grade, Ba or B rated, fixed-rate, taxable corporate bond market. The Index limits issuer exposures to a maximum 2%, redistributing excess market value index-wide on a pro-rata basis.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
#	The Barclays U.S. High Yield Loan Index incepted in January 2006. This index is not shown in the chart because it does not have 10 years of history and thus an accurate comparison of a $10,000 investment over 10 years cannot be shown.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Technology Portfolio

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Technology Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in securities of technology companies, which may be more volatile than, and not move in tandem with, the overall market. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Partner Technology Portfolio earned a return of 29.01%, compared with the median return of its peer group, the Lipper Science & Technology category, of 27.81%. The Portfolio’s market benchmark, the NASDAQ Composite Index, earned a return of 40.17%.

What factors affected the Portfolio’s performance?

Neither the Lipper category nor the Portfolio kept pace with the unusually strong return for the NASDAQ Composite Index. This was primarily due to the exceptionally strong returns for select companies that held more significant representation in the index than that of the managed portfolios. Google and Microsoft are two examples of companies with strong returns that were under-represented in the Portfolio and its peer group.

Pandora Media, a leading Internet radio service provider, contributed to performance during the year. The outperformance was driven by strong growth in key audience metrics. Listener hours, share of total U.S. radio listening and number of active listeners have all increased from a year ago. The stock was also bolstered by the announcement of a new CEO. In our view, Pandora Media is uniquely positioned to monetize mobile and gain market share within the terrestrial radio market as it grows its active user base. The company’s differentiated business model, first-mover advantage and strong brand recognition, along with a continued shift in ad spend online, should also support sustainable growth.

Rackspace Hosting, a leading provider of managed hosting and cloud computing services, detracted from performance as it reported disappointing results during the year. The slowdown in sales growth highlights the challenges the company is experiencing in gaining traction with its new cloud offering and, more specifically, transitioning large enterprise customers to the new offering. We sold out of our position in Rackspace Hosting during the fourth quarter of 2013 as we realized there are many new entrants into this space, some of which are large, established competitors that we believe could lead to price degradation.

What is your outlook?

Despite strong 2013 performance, we believe U.S. equities have further upside as the U.S. economy accelerates and as real earnings growth serves as a fundamental driver of performance going forward. We believe that U.S. corporate fundamentals remain solid, evidenced by both healthy balance sheets and earnings resilience, and should provide companies with a number of options to increase shareholder value.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
29.01%	21.66%	5.56%

*	The NASDAQ Composite Index is a market capitalization-weighted index of all domestic and foreign securities listed on the NASDAQ Stock Exchange. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Healthcare Portfolio

Subadvised by Sectoral Asset Management, Inc.

Thrivent Partner Healthcare Portfolio seeks long-term capital growth.

The Portfolio primarily invests in healthcare companies, which are subject to numerous risks including legislative or regulatory changes and adverse market conditions. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Partner Healthcare Portfolio earned a return of 31.09%, compared with the median return of its peer group, the Lipper Health/Biotechnology category, of 47.62%. The Portfolio’s market benchmark, the Morgan Stanley Capital International (MSCI) World Healthcare Net Index, earned a return of 36.27%.

What factors affected the Portfolio’s performance?

The key performance factor limiting returns relative to the benchmark and Lipper peers over the past 12 months was stock selection, with an additional negative contribution from holding a modest cash position for liquidity purposes in such a strongly advancing market.

On the stock selection side, performance was negatively impacted by our holdings in two biotechnology companies. Both companies had a product that experienced unexpected safety concerns after the drugs had previously been approved by the FDA. That new information caused significant declines in their stock prices.

In April 2012, Affymax obtained FDA approval for Omontys (for the treatment of anemia), which was taken off the market in February 2013 after a 0.02% rate of death due to hypersensitivity was discovered. Also in December 2012, Ariad Pharmaceuticals obtained FDA approval for Iclusig (for the treatment of blood cancer), which was taken off the market temporarily in October 2013 after the emergence of cardiovascular safety issues. Both of these events were largely unforeseeable as they resulted from the accumulation of significantly more patient safety data than would be typical during clinical development.

What is your outlook?

The outlook for health care is positive based on both long-term fundamentals and recent industry developments. The long-term positive outlook rests upon: global demographic realities (the aging population and their increasing health care needs); the opportunity in emerging markets (where pharmaceutical growth is between 10% and 20% per year compared to low- to mid-single digits in developed markets); and innovation (new treatments for unmet medical needs).

Recent trends have also proven encouraging. First of all, annual new drug approvals are at their highest levels in more than 10 years, providing an encouraging data point relevant to R&D productivity improvement.

Second, sales trends have been improving across the industry with the lapsing of the pharmaceutical generic cliff, stabilization of some medtech end markets, growth in emerging market generic sales and strong performance of some newly launched biotech drugs.

Finally, valuations, following years of multiple contractions, have expanded slightly, but are still attractive. Biotechs, medtechs and generics are trading at forward price/earnings (P/E) multiples in line with their earnings growth rates. Meanwhile, the pharmaceutical segment of the health care industry is trading at a P/E multiple above its growth rate, with an average dividend yield of about 3.5%.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	From Inception 4/30/2008
31.09%	15.94%	11.72%

*	The MSCI World Healthcare Index (Gross) is a capitalization-weighted index of selected health care stocks from around the world. The index includes reinvestment of dividends, gross of foreign withholding taxes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The MSCI World Healthcare Index (Net) is a capitalization-weighted index of selected health care stocks from around the world. The index includes reinvestment of dividends, net of foreign withholding taxes. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. The Adviser believes that this Index is a more appropriate benchmark for the Portfolio. Thus, the MSCI World Healthcare Index (Gross) will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2014 and beyond (unless the Adviser changes back to this benchmark index).
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Natural Resources Portfolio

David C. Francis, CFA and Darren M. Bagwell, CFA, Portfolio Co-Managers

Thrivent Natural Resources Portfolio seeks long-term capital growth.

The Portfolio primarily invests in natural resource investments, which historically have been very volatile and are subject to risks that particularly affect the precious metals, oil, gas, mining, energy, chemicals, paper, steel or agricultural sectors. REITs are subject to numerous risks and can be affected by interest rates, the values of the properties they own, and the credit quality of mortgage loans they hold. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The Portfolio is non-diversified, which means that it may invest a greater percentage of its assets in the securities of any single issuer compared with diversified funds.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Natural Resources Portfolio earned a return of 9.55%, compared with the median return of its peer group, the Lipper Natural Resources category, of 10.75%. The Portfolio’s market benchmark, the S&P North American Natural Resources Sector Index, earned a return of 16.49%.

What factors affected the Portfolio’s performance?

Relative returns for 2013 were negatively impacted by the Portfolio’s strategic allocation to nonenergy sectors and poor security selection. While 85% of the S&P index is composed of energy issues and the average Lipper peer has a greater than 90% weighting, the Portfolio has a target weighting of 60% in energy. In periods when energy outperforms the other natural resource sectors, as it did so significantly in 2013, performance can be negatively impacted.

Compounding the negative influence of energy was the Portfolio’s strategic exposure to real estate (targeted at 15% to 20%) in the form of yield-focused real estate investment trusts (REITs), which were significant relative underperformers in an environment marked by anticipation of rising interest rates. It is important to note that these allocations, which created such negative volatility in 2013, are not tactical and are not the result of an attempt to anticipate short-term market movements. Rather, they are carefully considered allocations intended to be in place for the foreseeable investment horizon.

We believe our more diversified approach relative to the S&P index and the Lipper peers (the Portfolio also has target exposures to agriculture and materials) is a more appropriate approach for a portfolio intended to reflect commodity market opportunities as a whole, rather than just energy.

More disappointing than the allocation effect in 2013 was the subpar security selection within energy and materials. Within the integrated oils, our positions in Petrobras and BP proved to be value traps, while we were also short the three best performers in the group: Exxon Mobil, Hess and Occidental Petroleum. Our overweighting in coal and metals and mining was also costly, where our value bias once again had us involved too early in names like Peabody Energy, Rio Tinto and Walter Energy. While the relative benefits were mitigated by allocation, the Portfolio did generate solid relative performance in its refining, exploration and equipment investments within energy in names like Valero Energy, EQT and Dril-Quip. Finally, our underweighting in gold mining had a meaningful positive influence on relative performance.

What is your outlook?

By and large, commodity prices are near marginal costs of production and are reasonably valued. Futures curves for West Texas Intermediate oil suggest declining oil prices through 2014, but not dramatically so. Without an expectation of material resource price changes and without broad operational or valuation discrepancies by industry in the energy sector, we believe stock selection will be the most important driver of performance. Exploration and production holdings are low-cost producers, consistent with the modest commodity price landscape. Holdings in other energy industries and materials sectors tend toward higher-quality, conservatively managed enterprises.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	From Inception 4/30/2008
9.55%	9.11%	-2.11%

*	The S&P North American Natural Resources Sector Index is an index of selected U.S. traded natural resource related stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Emerging Markets Equity Portfolio

Subadvised by Aberdeen Asset Managers Limited

Thrivent Partner Emerging Markets Equity Portfolio seeks long-term capital growth.

The Portfolio primarily invests in emerging markets equities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Partner Emerging Markets Equity Portfolio earned a return of -7.34%, compared with the median return of its peer group, the Lipper Emerging Markets category, of -1.42%. The Portfolio’s market benchmark, the MSCI Emerging Markets Index, earned a return of -2.27%.

What factors affected the Portfolio’s performance?

Emerging market equities underperformed their developed counterparts by a significant margin in 2013. Notably, concerns over the U.S. Federal Reserve’s planned exit from quantitative easing kept investors on edge for much of the year, prompting capital flight, sharp falls in currencies and monetary tightening. The economic slowdown across the developing world (particularly in the larger economies), at a time when expectations of growth in the developed world were improving, also hurt sentiment.

The Portfolio underperformed the benchmark amidst this challenging backdrop. Currency weakness in markets where we have long-standing overweighted positions had a significant impact on the Portfolio’s performance. The Brazilian real, Indian rupee, Indonesian rupiah, Turkish lira and South African rand were among the emerging market currencies that depreciated the most against the U.S. dollar as capital flows rotated to developed markets. At the stock level, several bank holdings underperformed. Although their earnings met our expectations, their share prices were hit by tapering fears rather than by fundamental issues. However, we are comfortable with our financial holdings, many of which remain well-capitalized and offer good value. Some of our consumer holdings also lagged, owing to tough operating conditions.

What is your outlook?

There are still reasons to remain optimistic about emerging markets’ long-term prospects. Much of the concerns have already been priced in, with the asset class trading at a substantial discount to developed markets.

A repeat of the crisis experienced in the late 1990s is unlikely, given that many emerging markets have improved their balance sheets, built up reserves and have more flexible exchange rate regimes than before. Economies are still in decent shape despite the slowdown, and will likely be supported by any general global upturn. Companies, too, are more profitable and have lower debt compared to their developed market peers. An adjustment process is going on at the country and corporate level, which is ultimately very positive for these markets.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	From Inception 4/30/2008
-7.34%	18.29%	4.82%

*	The MSCI Emerging Markets Index is a modified capitalization-weighted index of selected emerging economies from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Real Estate Securities Portfolio

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income.

The Portfolio focuses on income-producing equity securities of U.S. real estate companies. Declines in real estate values, changes in interest rates or economic downturns can have a significant negative effect on companies in the real estate industry. Real Estate Investment Trusts are subject to numerous risks and can be affected by interest rates, the values of the properties they own, and the credit quality of mortgage loans they hold. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Real Estate Securities Portfolio earned a return of 2.18%, compared with the median return of its peer group, the Lipper U.S. Real Estate category, of 1.78%. The Portfolio’s market benchmark, the FTSE NAREIT All Equity REITs Index, earned a return of 2.86%.

What factors affected the Portfolio’s performance?

The yield-to-maturity of 10-year U.S. Treasury notes rose from a low of 1.63% in May to just over 3.00% at the end of December. This 1.50% increase in interest rates during this period was the primary factor impacting real estate investment trust (REIT) stock performance in 2013. Investors preferred the noninterest-rate sensitive sectors, which resulted in fund flows out of REITs during the year. Real estate valuations are negatively affected when interest rates rise meaningfully as investors increase their return requirements for income-producing assets such as real estate, higher-yielding stocks and bonds. As a result, REIT returns were modest in 2013 compared to returns in the general equity market.

Occupancy levels remained steady or improved for all property sectors in 2013, which provided fundamental support for rental rates. With an improving economy typically accompanied by rising interest rates, property sectors that have short-term leases are generally considered the most attractive and somewhat insulated from rising interest rates. This was particularly evident in 2013, with lodging REITs significantly outperforming other property sectors due to their ability to adjust rents daily based on demand. The self-storage property sector also performed well as a result of growing demand for space and its month-to-month lease structure. Retail shopping centers, malls and industrial properties performed well, with minimal new supply and steady improvement in consumer spending and the housing sectors.

The office sector showed strength in the technology and energy sectors, which are expanding and in need of new space. The apartment sector showed some weakness due to an increase in new construction, resulting in slowing rent growth as compared with the strong rent increases during the previous few years.

What is your outlook?

New construction supply is limited in most property types, other than apartments. This should allow real estate owners to maintain or increase occupancy levels in 2014. Rental rates are likely to increase this year, albeit modestly, given the generally weak U.S. economic recovery. Consensus expectations for the REIT industry are for earnings to grow by 7% to 9% in 2014 and, when combined with a 4% dividend yield, could generate attractive total returns if valuations hold or rise from current levels. Risks to our outlook are continued rising interest rates or a weakening U.S. economy that results in downward earnings pressure.

The Portfolio has exposure to companies within each property sector, with the largest concentration in large-capitalization REITs with experienced management teams and quality real estate portfolios. We look for opportunities to add value in all property sectors of the REIT market, and will make adjustments during the year that we believe will benefit Portfolio performance.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
2.18%	16.57%	8.73%

*	The FTSE NAREIT All Equity REITs Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Small Cap Growth Portfolio

Subadvised by Turner Investments, L.P.

Thrivent Partner Small Cap Growth Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Partner Small Cap Growth Portfolio earned a return of 41.64%, compared with the median return of its peer group, the Lipper Small Cap Growth category, of 41.22%. The Portfolio’s market benchmark, the Russell 2000® Growth Index, earned a return of 43.30%.

What factors affected the Portfolio’s performance?

During the period, five of the Portfolio’s nine sectors beat their corresponding index sectors on a relative basis. Contributing the most to performance were holdings in the health care sector, while the technology sector detracted the most from results.

The health care sector was an area of strength for the Portfolio. Shares of Acadia Pharmaceuticals rose after it received early approval from the FDA to file an application for its new drug pimavanserin, a treatment for Parkinson’s psychosis. We believe pimavanserin has the potential to become a blockbuster drug as there are currently no FDA-approved treatments for Parkinson’s psychosis in the United States. Shares of NPS Pharmaceuticals also rose as investors have responded favorably to the initial sales of its “orphan” drug Gattex, a treatment for the rare medical condition known as short-bowel syndrome. NPS Pharmaceuticals has exclusivity on Gattex in the U.S. through 2020 and in Europe through 2022.

The technology sector was an area of weakness for the Portfolio. Flash storage provider Fusion-io came under pressure due to weaker-than-expected demand from its clients, increased competition and unexpected management changes. Internet telephony provider BroadSoft suffered from the delayed pickup in enterprise telecommunications spending as it provides Voice over Internet Protocol (VoIP) technology, which is replacing traditional telephony. We elected to sell these positions in the Portfolio and use the assets to invest in more high-conviction names.

What is your outlook?

While we do not expect equity markets to repeat the success of 2013, we do believe they will move higher in 2014, supported by an expanding global economy and an accommodative policy by global central banks. In the U.S., the consumer has gained confidence with improvements in the labor market and an uptick in GDP growth; Europe continues to rebound, and in China we expect to see sustainable growth. We believe equities will be an appealing investment as investors continue to shift out of bonds and into stocks in light of a rising interest rate environment.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
41.64%	21.44%	7.80%

*

The Russell 2000® Growth Index is an index comprised of small capitalization companies with a greater than average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Small Cap Value Portfolio

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Small Cap Value Portfolio seeks long-term capital appreciation.

The Portfolio primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Partner Small Cap Value Portfolio earned a return of 36.76%, compared with the median return of its peer group, the Lipper Small Cap Value category, of 36.12%. The Portfolio’s market benchmark, the Russell 2000® Value Index, earned a return of 34.52%.

What factors affected the Portfolio’s performance?

The Portfolio outperformed the Russell 2000® Value Index due to stock selection and, to a slightly lesser extent, sector allocation.

In the financials sector, the Portfolio benefited from stock selection and a substantially underweighted position relative to the benchmark. Results were driven by investments in commercial banks, notably Home Bancshares—a bank holding company for Centennial Bank—which offers commercial and retail banking services in Arkansas, Florida and Alabama. The bank’s performance over the year was helped by improving margins and stable loan growth.

The information technology sector outperformed its benchmark counterpart, helped by Methode Electronics. Sales of the company’s sensing devices to the automotive industry have led to increased profitability.

The consumer staples sector detracted from results versus the Russell 2000® Value Index, hindered by Alliance One International, which purchases, processes and stores leaf tobacco for sale to tobacco product manufacturers. The company’s share price plunged as delayed shipping orders from previous quarters failed to materialize as anticipated.

The energy sector also weighed on relative performance. Gulf Island Fabrication detracted, hurt by significant losses on a deepwater oil and gas contract and the departure of the company’s CEO due to health concerns.

What is your outlook?

We are cautiously optimistic about U.S. equities due to strong corporate fundamentals and supportive economic data. Improving housing figures and employment trends are signs of strength in the economic recovery.

The small-cap market has appeared frothy in recent months, most notably in the initial public offering (IPO) market. In light of the very strong 2013 gains by small-cap stocks, valuations appear quite high. We have become more defensive by focusing on stocks with more compelling valuations. We have also trimmed longer-term winners, particularly stocks that have appreciated into mid-cap territory. Nevertheless, we are still finding what we believe are good opportunities across sectors.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
36.76%	19.77%	10.73%

*

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Small Cap Stock Portfolio

Matthew D. Finn, CFA, Portfolio Manager*

Thrivent Small Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of small companies. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

*	Effective March 2013, Matthew D. Finn became the Portfolio Manager.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Small Cap Stock Portfolio earned a return of 35.90%, compared with the median return of its peer group, the Lipper Small Cap Core category, of 38.19%. The Portfolio’s market benchmark, the Russell 2000® Index, earned a return of 38.82%.

What factors affected the Portfolio’s performance?

Sector allocation and stock selection hurt the Portfolio’s relative performance early in the period. Underweightings in strong sectors, including technology, health care and consumer discretionary, and an overweighting in the weakest area, utilities, accounted for the negative contribution from sector allocation.

Stock selection was poor in the technology, energy and consumer staples sectors. However, stock selection was positive in the consumer discretionary, materials and financials sectors.

What is your outlook?

A new management team was assigned responsibility for the portfolio on March 31, 2013. We have removed 23 companies from the Portfolio and added 32 new holdings.

Our approach for managing the Portfolio is to add value through stock selection, and we have reduced the differences in sector and industry group weightings versus the benchmark. By purchasing what we view as advantaged companies at prices that allow attractive expected returns, we expect the Portfolio to outperform its peers and benchmark over time.

With the changes we made during the period, we believe overall risk in the Portfolio has been reduced and return potential has been increased.

As we move forward, we remain constructive on the backdrop for equities in 2014 despite strong returns over the past 12 months. Continued gradual improvement in the U.S. economy, coupled with prospects for some growth in Europe, could lead to solid corporate earnings growth. We believe this backdrop will allow equities to move higher despite somewhat elevated valuation levels.

The beauty of the small-cap market is that it always provides opportunities to identify and invest in companies that have sustainable competitive advantages, regardless of the macro environment. By employing our consistent process of rigorous fundamental research to this universe of stocks, we believe we can find quality companies that are executing well at valuation levels that provide 30% to 50% upside over our two- to three-year investment horizon.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
35.90%	16.22%	7.64%

*

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Small Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Small Cap Index Portfolio strives for capital growth that tracks the performance of the S&P SmallCap 600 Index.

The Portfolio primarily invests in small company common stocks. Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Small Cap Index Portfolio earned a return of 40.83%, compared with the median return of its peer group, the Lipper Small Cap Core category, of 38.19%. The Portfolio’s market benchmark, the S&P SmallCap 600 Index, earned a return of 41.31%.

What factors affected the Portfolio’s performance?

The Portfolio seeks to align its holdings with those of the S&P SmallCap 600 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the Portfolio can largely be attributed to expenses and minor differences in portfolio composition.

Small-cap stocks outperformed both large- and mid-cap stocks over the reporting period. Small-cap stocks tend to outperform during low volatility, risk-on market environments.

All of the sectors within the small-cap market posted positive returns for the year. Health care, consumer discretionary and information technology were the best performing sectors in the market over the past 12 months, posting the strongest returns. The financials, utilities and telecommunications services sectors delivered the lowest, although still positive, returns for the 12-month period.

What is your outlook?

Although small-cap stocks outperformed both large- and mid-cap stocks for the past year, all major domestic equity markets provided excellent returns. Worldwide, central banks continue to provide monetary stimulus, while profit margins remain strong and policy risks have been reduced. Market multiples still have the potential to expand, even with slightly higher interest rates, but valuations appear full. We believe the dollar is fairly valued against other major currencies.

In the absence of negative economic surprises, we think that stocks can continue to advance, although valuation premiums in small-cap stocks would suggest returns going forward will be more moderate than in the most recent period.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
40.83%	20.96%	10.32%

*	The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses and taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Growth Portfolio

Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Mid Cap Growth Portfolio earned a return of 30.45%, compared with the median return of its peer group, the Lipper Mid Cap Growth category, of 36.82%. The Portfolio’s market benchmark, the Russell Midcap® Growth Index, earned a return of 35.74%.

What factors affected the Portfolio’s performance?

The Portfolio was up strongly on an absolute basis, but underperformed its peers and market benchmark on a relative basis. This was primarily the result of owning fewer high-multiple, high-growth, momentum-driven names that were boosted by liquidity provided from the Federal Reserve. Despite this liquidity, there was a dearth of economic growth worldwide.

Due to this, investors flocked into a relatively narrow list of stocks that had revenue growth, without regard for valuations. Most of the underperformance occurred in the second quarter of 2013, a period in which investors were willing to pay astronomical multiples for seemingly strong organic-growth companies. At the same time, because of the relative weakness of the world economy, companies with a cyclical bias experienced multiple compressions. We have had a bias against the former (extremely high valuations) and toward the latter (more cyclically sensitive, but with attractive valuations) as our experience shows that the latter group will ultimately be the source of sustainable excess returns.

Since mid-year 2013, we have seen a discernible shift on the part of investors away from the select group of highly valued, momentum-driven stocks into later cycle stocks, and this aided relative performance late in the period.

What is your outlook?

We are starting to see the “growth at any price” strategy that has been working for the past two years wane and a rotation beginning to occur. This rotation is toward later-cycle economic growth, and we have positioned the portfolio to take advantage of this move.

We have been very consistent with our strategy of buying growth companies while being cognizant of the valuations of these names. While this limited returns relative to the benchmark early in the period, we believe the rotation in relative performance that began in the third quarter is likely to persist. As we have witnessed in the past, once this begins, these rotations can be very swift.

We continue to buy what we believe are well-managed companies with sustainable growth trajectories and good balance sheets at reasonable prices. Although we believe overall market multiples could expand if the Fed continues its quantitative easing program, we do not believe extreme valuations on a very narrow list of names are ultimately sustainable. As the market broadens out, we expect to outperform our peers.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
30.45%	21.96%	9.87%

*

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Mid Cap Value Portfolio

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Mid Cap Value Portfolio seeks to achieve long-term capital appreciation.

The Portfolio primarily invests in securities of mid-cap issuers, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Partner Mid Cap Value Portfolio earned a return of 32.74%, compared with the median return of its peer group, the Lipper Mid Cap Value category, of 35.87%. The Portfolio’s market benchmark, the Russell Midcap® Value Index, earned a return of 33.46%.

What factors affected the Portfolio’s performance?

During the year, stock selection within the financials sector contributed to performance, while stock selection in the information technology sector detracted from results.

Over the reporting period, ING U.S. was the top contributor to performance. ING U.S. became publicly available during the second quarter of 2013 as part of a 2008 bailout agreement entered into by its Dutch parent company, ING Groep. We believed the offering share price of the life insurance and retirement product provider was attractive given the then-current level of returns. In our view, the stock has benefited from continued optimism for an increase in interest rates. ING also continues to divest problematic legacy businesses, while focusing on the growth of its more profitable lines of business. As evidenced by its strong rates of return for the nine months ended in September, we continue to believe management’s expectations regarding capital ratios and return on equity have created a favorable risk/reward opportunity.

Digital Realty Trust, a real estate investment trust that specializes in data storage centers, was the top detractor from performance over the reporting period. Its shares came under pressure given investor concerns over supply/demand imbalances in some of its key markets. Shares also traded lower after management announced an accounting change, which caught investors by surprise. At the time, we believed these concerns were unwarranted given that the accounting change had minimal impact on earnings. We also believe Digital Realty Trust benefits from owning a diversified portfolio of data centers with high barriers to entry and high-quality tenants.

What is your outlook?

Despite strong 2013 performance, we believe U.S. equities have further upside as the U.S. economy accelerates and as real earnings growth serves as a fundamental driver of performance going forward. We believe that U.S. corporate fundamentals remain solid, evidenced by both healthy balance sheets and earnings resilience, which should provide companies with a number of options to increase shareholder value.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	From Inception 4/29/2005
32.74%	19.40%	9.35%

*

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent. com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent. com.

Thrivent Mid Cap Stock Portfolio

Brian J. Flanagan, CFA, Portfolio Manager

Thrivent Mid Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of mid-sized companies, which often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Mid Cap Stock Portfolio earned a return of 35.50%, compared with the median return of its peer group, the Lipper Mid Cap Core category, of 33.13%. The Portfolio’s market benchmark, the Russell Midcap® Index, earned a return of 34.76%.

What factors affected the Portfolio’s performance?

Strong returns within the information technology and industrial sectors offset weak returns within the energy and health care sectors. The information technology sector performance was broad-based as semiconductor, IT services and Internet software stocks contributed to the significant outperformance. Oshkosh led the industrial sector, as productivity improvements combined with solid end markets increased the company’s earnings. Southwest Airlines also contributed to the industrial sector’s performance as a focus on return-on-invested capital versus market share improved returns.

Within the energy sector, Alpha Natural Resources suffered through a declining coal market driven by tougher regulations, increased international supply, and higher natural gas competition. Drillers Patterson-UTI Energy and Ensco were victims of pending capacity additions outpacing demand. Finally, the Portfolio’s health care returns were held back by Thoratec, which faced increasing competition and safety concerns in its core market.

What is your outlook?

While valuation spreads have narrowed significantly, worldwide central banks continue to provide prodigious stimulus to the global economy, and profit margins remain strong. We believe this backdrop requires a balanced approach. The Portfolio’s focus remains heavily weighted toward security selection with an equal emphasis on growth and valuation. As valuations continue to rise and growth factors gain prominence within our analysis, we anticipate holding somewhat smaller position sizes and more stocks.

Semiconductor valuations remain attractive while, at the same time, inventories are low and unit deliveries are below long-term demand—characteristics that should provide attractive returns. We expect the Portfolio will continue to be overweighted in financial stocks that will benefit from rising rates, as Fed tapering is more a question of when than if.

Most corporations remain tight-fisted with expansionary capital, continue to generate significant cash flow and do not require bank loans to expand their businesses. However, as confidence slowly increases and businesses expand once again, the combination of increased loan demand and rising interest rates should benefit regional banks.

Overall, market multiples still have the potential to expand—even with slightly higher interest rates that are anticipated to accompany an improving economy. Given the central banks’ actions around the world, an improving worldwide economy seems likely. However, as valuations continue to move higher and worldwide economies move deeper into an expansionary phase, risks to stocks will increase. In this environment, improving margins and returns will be more important than simply cheap valuations. As previously mentioned, we will balance this risk with more holdings and somewhat smaller position sizes.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
35.50%	20.45%	9.40%

*

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Mid Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400 Index.

The Portfolio primarily invests in mid-sized company stocks, which often have greater price volatility, lower trading volume, and less liquidity than stocks of larger, more established companies. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Mid Cap Index Portfolio earned a return of 32.92%, compared with the median return of its peer group, the Lipper Mid Cap Core category, of 33.13%. The Portfolio’s market benchmark, the S&P MidCap 400 Index, earned a return of 33.50%.

What factors affected the Portfolio’s performance?

The Portfolio seeks to align its holdings with those of the S&P MidCap 400 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the Portfolio can largely be attributed to expenses and minor differences in portfolio composition.

Mid-cap stocks underperformed small-cap stocks over the reporting period, but outperformed large-cap stocks as large caps tend to underperform during low volatility, risk-on market environments.

All of the sectors within the mid-cap market posted positive returns for the year. Health care, industrial and consumer discretionary were the best performing sectors in the market over the past 12 months, posting the strongest returns. The financials, materials and telecommunications services sectors delivered the lowest, although still positive, returns for the 12-month period.

What is your outlook?

Although mid-cap stocks underperformed small-cap stocks for the past year, all major domestic equity markets provided excellent returns. Worldwide, central banks continue to provide monetary stimulus, while profit margins remain strong and policy risks have been reduced. Market multiples still have the potential to expand, even with slightly higher interest rates, but valuations appear full. We believe the dollar is fairly valued against other major currencies.

In the absence of negative economic surprises, we think that stocks can continue to advance, although valuation premiums in mid-cap stocks would suggest returns going forward will be more moderate than in the most recent period.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
32.92%	21.29%	9.90%

*	The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Worldwide Allocation Portfolio

Subadvised by Principal Global Investors, LLC, Mercator Asset Management, LP, DuPont Capital Management Corporation, Aberdeen Asset Managers Limited and Goldman Sachs Asset Management, L.P.

Thrivent Partner Worldwide Allocation Portfolio seeks long-term capital growth.

The Portfolio primarily invests in equity and debt securities of issuers throughout the world. Foreign investments involve additional risks, including currency fluctuations,

liquidity, political, economic and market instability, and different legal and accounting standards; these risks are magnified for investments in emerging markets. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The investment styles employed by the Portfolio’s sub-advisers may not be complementary.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Partner Worldwide Allocation Portfolio earned a return of 16.31%, compared with the median return of its peer group, the Lipper International Core category, of 20.75%. The Portfolio’s market benchmark, the MSCI All Country World ex-USA Index, returned 15.78%.

What factors affected the Portfolio’s performance?

The Portfolio has allocations in developed markets, including large-cap as well as mid- and small-cap Europe, Asia and Australia markets. We also maintain an allocation in emerging markets debt and equities. Within those categories, the developed market segments outperformed the emerging segments by a significant margin, although the emerging market debt segment did not perform as well as the equity segment. Most of the Portfolio’s component managers did well versus their respective benchmarks, achieving particularly good relative returns in the large-cap growth and value segments of the portfolio. The emerging market managers did not perform as well as their segments.

What is your outlook?

Equity markets have seen a sharp recovery over the period with particular strength in the developed market segments, after several years of underperforming the U.S.

Europe has been in an extended period of unusually low growth and fiscal instability for some time and entered a modest recession in 2012. Data suggests those economies are beginning to recover and the fiscal imbalances are improving.

Generally, however, equity markets outside the U.S. are selling for below-average valuations versus their respective histories, and we believe they present interesting valuation opportunities. Emerging markets, while statistically undervalued, appear to continue to be facing economic headwinds related to both the extended commodity over investment cycle and uncertainty related to growth in the Chinese economy. We are monitoring the situation in emerging markets equities, but have not yet increased our position.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	From Inception 4/30/2008
16.31%	12.62%	1.75%

*	The MSCI All Country World ex-USA Index is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner All Cap Portfolio

Subadvised by Pyramis Global Advisors, LLC, an affiliate of Fidelity Investments

Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in common stocks. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Small and medium-sized companies often have greater price volatility and less liquidity than larger companies. Large cap companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Partner All Cap Portfolio earned a return of 32.85%, compared with the median return of its peer group, the Lipper Multi-Cap Core category, of 29.51%. The Portfolio’s market benchmark, the Russell 3000® Index, earned a return of 33.55%.

What factors affected the Portfolio’s performance?

Security selection in the financials and health care sectors contributed the most to relative performance. In the financials sector, overweightings in financial services provider Ameriprise Financial and insurer Prudential Financial were key contributors to relative performance.

Shares of Ameriprise Financial advanced significantly as the company released multiple quarterly earnings reports that beat market expectations, driven by strong performance in its asset management business, growth in client acquisition and increased advisor productivity.

Prudential Financial shares also rose substantially as the company posted several quarterly earnings that were higher than Wall Street expectations. The company attributed its results to strong performance in its U.S. retirement solutions and investment management business segment and benefits from its acquisition of Hartford Financial’s life insurance operations.

Among health care stocks, overweightings in generic drug maker Valeant Pharmaceuticals and biopharmaceutical company Gilead Sciences were key contributors to relative performance. Valeant Pharmaceuticals shares advanced dramatically as the company announced multiple quarterly earnings that were higher than analysts’ expectations, owing to sales of its drug Lidoderm, an after-shingles pain reliever. The company also made acquisitions of global eye care company Bausch & Lomb, skin care specialty pharmaceutical firm Obagi Medical Products and medical device company Solta Medical. Shares of Gilead Sciences rose as the company announced better-than-expected quarterly earnings, owing to strong sales of its newer HIV drugs Stribild and Complera.

What is your outlook?

Looking forward to 2014, we believe the U.S. economy will gradually improve and see a variety of reasons for dispersions to exist. We believe that valuations in the large-cap asset class are still not overly expensive given historical levels and where we are in the cycle. While valuations are important, we are focused on looking for fundamental changes, which ultimately drive short- and medium-term moves in stocks and the market.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
32.85%	16.74%	8.75%

*

The Russell 3000® Index is an index comprised of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Growth Portfolio

David C. Francis, CFA, Portfolio Manager

Thrivent Large Cap Growth Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Large Cap Growth Portfolio earned a return of 36.14%, compared with the median return of its peer group, the Lipper Large Cap Growth category, of 34.39%. The Portfolio’s market benchmark, the Russell 1000® Growth Index, earned a return of 33.48%.

What factors affected the Portfolio’s performance?

The Portfolio’s results were favorably impacted compared with its benchmark by good stock selection in the information technology (IT), health care and industrials sectors. Mitigating some of the outperformance were a small cash position held for liquidity and transaction purposes and subpar stock selection in the materials and consumer discretionary groups.

Holdings in Facebook and Google were the lead contributors to results in the technology group, with additional performance support from holdings in Visa and MasterCard in the IT services industry and Texas Instruments in the semiconductor industry. However, Apple, which had previously provided excellent returns, declined in the period as concerns surfaced relative to the sustainability of its still strong organic growth and competitive positioning. VMware and Citrix Systems also limited returns in the software sector.

Holdings in biotechnology and health care equipment industries as well as specialty pharmaceutical company Shire Pharmaceuticals provided superior results in the health care sector. In the industrials sector, Jacobs Engineering and Parker-Hannifin provided excellent results.

In consumer discretionary, specialty retail holdings Sally Beauty and AutoZone performed below their respective groups and the market, detracting from returns.

What is your outlook?

The market has advanced strongly over the past 18 months, largely on the basis of expanding valuations in the form of higher price/earnings (P/E) ratios. After recovering sharply from the financial crisis, earnings growth has advanced. We believe it will continue to do so, but at a more moderate pace, consistent with a tepid-but-sustained recovery. Economic growth could accelerate with employment growth, sustained recovery in housing and moderation of the fiscal drag implicit in a declining deficit. Monetary policy is expected to remain accommodative well into 2014.

That said, valuations are full and profits margins have likely peaked for the cycle, so incremental growth will be challenging. There are signs of recovery in Europe, which could be an additional economic tailwind. Despite the challenges for growth, both domestically and globally, we must remain invested and continue to emphasize companies with strong management, sound business models and organic growth with a multiyear investment horizon, as we believe those attributes are consistent with superior excess returns. Of late, we are finding a number of interesting investment opportunities in large-capitalization companies domiciled outside the U.S. and are selectively taking positions in them.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
36.14%	19.20%	7.20%

*

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Partner Growth Stock Portfolio

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income.

The Portfolio primarily invests in common stocks. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment advisers. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Partner Growth Stock Portfolio earned a return of 38.84%, compared with the median return of its peer group, the Lipper Large Cap Growth category, of 34.39%. The Portfolio’s market benchmark, the S&P 500/Citigroup Growth Index, earned a return of 32.75%.

What factors affected the Portfolio’s performance?

Overall, stock selection was the overwhelming reason for relative outperformance, but sector weightings also helped. Six of the Portfolio’s sectors outperformed the S&P 500/Citigroup Growth Index for the year.

Consumer discretionary was the leading relative outperformer, primarily due to stock selection, but a significant overweighting also helped. Shares of online travel company priceline.com benefited from increased travel-related spending, particularly on rental cars through its subsidiary, rentalcars.com. Tesla Motors, which produces fully electric luxury autos, reported quarterly earnings and production figures in May that far exceeded analyst expectations.

Information technology was a robust outperformer, driven by stock selection. Internet giant Google contributed strongly, benefiting from the popularity of smartphones running on its Android operating system and on higher advertising sales. Global payment network MasterCard saw gains from better cost controls and an increase in consumer credit card use outside the United States.

Health care contributed positively on stock selection as our biotechnology industry holdings strongly outperformed. Gilead Sciences benefited from broader approval of its HIV treatment, Stribild, notably in Europe.

Telecommunications services was the leading relative detractor, due to a detrimental overweighting and stock selection. Rising interest rates hurt communication tower companies, including Crown Castle International, as investors turned to lower-risk securities.

The industrials and business services sector underperformed due to stock selection. Praxair, a producer of industrial gases, lagged the overall sector due to currency-exchange headwinds.

What is your outlook?

Equities were driven higher in 2013 as investors moved out of safer assets and into riskier areas of the market. We see a continuation of this trend as we move into 2014, although on a more moderate scale. We are generally optimistic about the environment for equities. As long as interest rates do not rise too precipitously in the coming months, we believe large-cap growth stocks can perform well. While a moderate correction in equities is always a possibility, we do not anticipate a significant sell off. The Portfolio is well-positioned to participate in the ongoing bull market.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
38.84%	22.07%	8.53%

*	The S&P 500/Citigroup Growth Index is a capitalization-weighted index comprised of the highest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Citigroup Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Value Portfolio

Kurt J. Lauber, CFA, Portfolio Manager*

Thrivent Large Cap Value Portfolio seeks long-term growth of capital.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges a may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

*	Effective March 2013, Kurt J. Lauber became the Portfolio Manager.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Large Cap Value Portfolio earned a return of 31.82%, compared with the median return of its peer group, the Lipper Large Cap Value category, of 32.93%. The Portfolio’s market benchmark, the Russell 1000® Value Index, earned a return of 32.53%.

What factors affected the Portfolio’s performance?

Stock selection was strong in consumer discretionary, financials, energy and materials, and negative in health care. In consumer discretionary, Delphi Automotive, an auto parts company, and Lowe’s Companies, a home improvement retailer, were the largest contributors to performance.

The process for selecting shares of Lowe’s Companies is a good illustration of our value investment approach. Due to a decline in the housing market and slow recovery in the economy, consumers put off home improvements and the renovation of homes for sale or after purchase. Under these conditions, Lowe’s was underearning. However, home improvement companies have historically provided good returns due to fewer competitors and less cannibalization from online shopping compared to other retailers. Additionally, retailers that slow square footage and introduce new initiatives tend to achieve improved returns. Lowe’s slowed store builds, initiated a strategic review of all products and is now benefiting from these initiatives and the recovery in home improvement spending.

In the financial sector, State Street, Bank of America and SVB Financial Bank were the best performers. Stock selection continued to be strong in the energy exploration and production sector with EOG Resources and EQT. Both companies have used new drilling techniques in the U.S. to discover more oil and gas than investors expected and at a lower cost.

Health care was the Portfolio’s weakest area of stock selection. Merck had some potential pharmaceutical products fail during late-stage testing and a few products delayed by the FDA, as well as unexpected weakness in its Januvia franchise that put pressure on shares. The Portfolio continues to hold the stock due to a new head of R&D, announced restructuring and new products in the area of cancer treatment.

What is your outlook?

Market valuations are now relatively full. While we believe the market advance can continue, we think it is unlikely that we will repeat the very strong returns of 2013. Economic growth is expected to modestly improve into 2014; should that be the case, it would support further gains in revenues and earnings in the mid-single-digit area—a level we think is a good proxy for the equity market opportunity in 2014.

While never easy, stock selection will become more difficult now that valuation spreads have compressed in most sectors. The largest area of overweight is technology, where valuation spreads remain wide, especially for companies perceived to face secular or long-term challenges, like Cisco Systems, Symantec, NetApp, Oracle and Teradata. However, good-return companies, which are priced at free cash-flow yields that predict no or slow growth, have products or company-specific initiatives that we believe address and overcome secular risks.

In energy, Total has replaced BP as the largest-weighted company. After years of refocus and reinvestment in operations, we believe Total is in a position to provide the best growth among large integrated oil companies with the lowest valuation.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
31.82%	15.42%	7.40%

*

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Stock Portfolio

David C. Francis, CFA and Kurt J. Lauber, CFA, Portfolio Co-Managers*

Thrivent Large Cap Stock Portfolio seeks long-term capital growth.

The Portfolio primarily invests in securities of large companies, which may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

*	Effective March 2013, Kurt J. Lauber became a Portfolio Co-Manager.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Large Cap Stock Portfolio earned a return of 29.60%, compared with the median return of its peer group, the Lipper Large Cap Core category, of 32.79%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 32.39%.

What factors affected the Portfolio’s performance?

Stock selection was the primary factor in the Portfolio’s underperformance compared with its benchmark, although absolute returns were quite strong. Early in the period, underperformance in select holdings in the materials, consumer discretionary and technology sectors limited the Portfolio’s participation in the market advance. Specifically, holdings in Sally Beauty and AutoZone in specialty retail, and Time Warner in media, underperformed.

In health care, holdings in pharmaceutical companies Merck and Eli Lilly did not keep pace, but that was mitigated by good returns in the Portfolio’s holdings in Shire Pharmaceuticals and biotech companies Gilead Sciences and Biogen Idec.

We experienced good returns in our holdings in the energy sector. In particular, our holding in Weatherford International performed quite well, as did a position in EOG Resources. In the industrial segment of the Portfolio, holdings in United Technologies and Honeywell International outperformed, as did Jacobs Engineering and Parker-Hannifin. Apple in the technology sector underperformed as concerns emerged about competitive products and slowing organic growth. A timely purchase of Facebook in the second quarter prior to a significant improvement in earnings and subsequent surge in the stock significantly added to results late in the period. Portfolio performance improved significantly in the second half of the period.

What is your outlook?

The market has advanced strongly over the past 18 months, largely on the basis of expanding valuations in the form of higher P/E ratios. After recovering sharply from the financial crisis, earnings growth has advanced, and we believe will continue to do so, but at a more moderate pace, consistent with a tepid, but sustained, recovery. Economic growth could accelerate with employment growth, sustained recovery in housing and moderation of the fiscal drag implicit in a declining deficit. Monetary policy is expected to remain accommodative well into 2014.

That said, valuations are full and profit margins have likely peaked for the cycle, so incremental growth will be challenging. There are signs of recovery in Europe, which could be an additional economic tailwind. Despite the challenges for growth, both domestically and globally, we must be invested and continue to emphasize companies with strong management, sound business models, organic growth and multiyear investment horizons. We believe those attributes are consistent with superior excess returns. Of late, we are finding a number of interesting investment opportunities in large-capitalization companies domiciled outside the U.S. and are selectively taking positions in those situations.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
29.60%	14.97%	5.59%

*	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Large Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Large Cap Index Portfolio seeks total returns that track the performance of the S&P 500 Index.

The Portfolio primarily invests in large company common stocks. Large companies may be unable to respond quickly to new competitive challenges and may not be able to attain a high growth rate. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Large Cap Index Portfolio earned a return of 31.81%, compared with the median return of its peer group, the Lipper S&P 500 Index Objective category, of 31.87%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 32.39%.

What factors affected the Portfolio’s performance?

The Portfolio seeks to align its holdings with those of the S&P 500 Index. As typically occurs in an index fund, the difference in performance between the benchmark index and the Portfolio can largely be attributed to expenses and minor differences in portfolio composition.

Large-cap stocks underperformed small- and mid-cap stocks over the reporting period, as they tend to do during low volatility, risk-on market environments. However, all of the sectors within the large-cap market posted positive returns for the year. Consumer discretionary, health care and industrials were the best performing sectors in the market over the past 12 months, posting the strongest returns. Energy, utilities and telecommunications services delivered the lowest, although still positive, returns for the 12-month period.

What is your outlook?

Although large-cap stocks underperformed both mid- and small-cap stocks for the past year, all major domestic equity markets provided excellent returns. Worldwide, central banks continue to provide monetary stimulus, while profit margins remain strong and policy risks have been reduced. Market multiples still have the potential to expand, even with slightly higher interest rates, but valuations appear full. We believe the dollar is fairly valued against other major currencies. Large-cap companies appear to offer better valuations relative to mid- and small-cap stocks.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
31.81%	17.51%	7.07%

*	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent High Yield Portfolio

Paul J. Ocenasek, CFA, Portfolio Manager

Thrivent High Yield Portfolio seeks to achieve a higher level of income. The Portfolio will also consider growth of capital as a secondary objective. The Portfolio primarily invests in high-yield, high-risk bonds, notes, debentures and other debt obligations, or preferred stocks. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. Bond prices generally fall as interest rates rise. Leveraged loans are subject to numerous risks, including liquidity, credit, declines in the value of collateral underlying them, and detrimental legal actions against them. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent High Yield Portfolio earned a return of 6.91%, compared with the median return of its peer group, the Lipper U.S. High Current Yield category, of 6.60%. The Portfolio’s market benchmark, the Barclays U.S. Corporate High Yield Bond Index, earned 7.44%.

What factors affected the Portfolio’s performance?

Accelerating economic growth and demand for yield among fixed-income investors created a favorable environment for high-yield bonds in 2013. A dearth of opportunities in the investment-grade sector of the market also helped. For example, yields for Treasury bonds and investment-grade corporate bonds were low during the first four months of the year, sending many investors looking for better opportunities elsewhere. Those sectors then came under strong selling pressure when the Federal Reserve announced that it was thinking about paring back its quantitative easing bond-buying program, which had been helping to support prices.

By the end of the year, investor demand had shrunk yields in the high-yield sector to about 380 basis points over comparable-maturity Treasuries, down from 511 at the start of the year. Default rates remained low, however.

The Portfolio outperformed its Lipper peer group in part because the Portfolio was nearly fully invested, holding only about 1% or less of its assets in cash. That compared with a 4% to 6% allocation to cash for the typical peer fund.

Bonds issued by transportation, media, metals and gaming companies were among the Portfolio’s top performers, with transportation issues earning about 22% before expenses.

Performance relative to the peer group was tempered by a slight underweighting in the riskiest segments of the high-yield market, which were among the year’s top performers, and a slight overweighting in less-risky sectors that did not perform as well. Returns for higher-risk CCC-rated bonds averaged about 14% for the year, for example, while returns for less risky BB-rated bonds were about 5%.

The Portfolio’s underperformance relative to its Barclays benchmark was attributable in part to the Portfolio having a greater allocation to more liquid securities, which generally underperformed the broader high-yield market. It also was influenced by the absence of trading and operating expenses for the benchmark.

What is your outlook?

Continued economic growth and healthy corporate balance sheets should create a favorable environment for the high-yield sector again in 2014, despite the likelihood that longer-term interest rates could rise modestly as the Fed pares back its bond-buying program.

We anticipate continued modest tightening of spreads relative to Treasury securities, which should allow the high-yield sector to generate returns in the mid-single-digit range, perhaps a percentage point or two below the results achieved in 2013.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
6.91%	16.44%	8.17%

*	The Barclays U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Income Portfolio

Stephen D. Lowe, CFA, Portfolio Manager

Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital.

The Portfolio primarily invests in investment-grade corporate bonds, government bonds, asset-backed securities and mortgage-backed securities. The value of the Portfolio is influenced by factors impacting the overall market, certain asset classes, certain investment styles, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt, and high yield securities are subject to increased credit risk as well as liquidity risk. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Income Portfolio generated a return of -0.07%, compared with the median return of its peer group, the Lipper Corporate Debt Funds BBB-Rated category, of -1.59%. The Portfolio’s market benchmark, the Barclays U.S. Aggregate Bond Index, posted a return of -2.02%.

What factors affected the Portfolio’s performance?

Since the 2008 financial crisis, the Federal Reserve has engaged in a series of bond-buying programs designed to keep interest rates low and stimulate the economy. During 2013, concern that the Fed would pare back its latest program unsettled the fixed-income markets, driving prices for investment-grade securities lower and bond yields higher. The impact was most pronounced in the Treasury market, where long-term Treasury bonds posted double-digit losses.

The Portfolio nonetheless outperformed its benchmark and peer group, largely due to its higher allocations to better-performing corporate bonds and lower allocations to Treasuries. Its corporate bonds posted a return of 0.6% for the year, while its Treasury holdings lost 6.9%. Within the corporate sector, a higher allocation to financial issues, which generated a 1.6% return, also helped the Portfolio outperform its peers.

Leveraged loans also made a positive contribution in 2013, as their floating yields allowed them to do well in a rising rate environment. They generated a return of 5.5%.

Elsewhere, high-yield corporate bonds earned 4.1%. While helpful on an absolute basis, that performance slightly lagged the returns posted by popular high-yield bond indexes. The indexes generally had higher allocations to the most risky securities with the highest yields, which proved most attractive to yield-hungry investors.

Government agency mortgage-backed securities, which were among the bonds targeted in the Fed’s bond-buying program and could suffer if that program were scaled back, posted a loss of 2.4%. Nonagency residential mortgage securities earned 19.8%, helped by the improving economy and housing market, but represented just 1% of the Portfolio’s total holdings.

What is your outlook?

We anticipate that the U.S. economy will demonstrate slow but steady growth again in the year ahead. Encouraged by this momentum, the Fed did begin tapering its bond-buying program in January 2014, and could reduce it further if the economy continues to do well.

Assuming that happens, we anticipate that longer-term interest rates will move modestly higher in 2014, while short-term rates remain near historic lows. This should create a moderately positive environment for corporate bonds which, despite less compelling valuations than were available at the start of 2013, should still outperform Treasuries again. Overall, we expect returns for the Portfolio to be roughly comparable to those posted in 2013.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
-0.07%	9.72%	5.21%

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Bond Index Portfolio

Michael G. Landreville, CFA and CPA (inactive), Portfolio Manager

Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Barclays U.S. Aggregate Bond Index.

The Portfolio primarily invests in investment-grade bonds and other debt securities. The value of the Portfolio is influenced by factors impacting the overall market, the debt market in particular, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Bond Index Portfolio generated a return of -2.47%, compared with -2.02% for the Portfolio’s market benchmark, the Barclays U.S. Aggregate Bond Index.

What factors affected the Portfolio’s performance?

In seeking to track the performance of its benchmark, the Portfolio invests across many sectors of the fixed-income market, most of which were adversely affected by a sharp increase in interest rates beginning in May.

The rate increase was attributable to investor concerns that the Federal Reserve would begin to pare back or “taper” its quantitative easing program after then Fed Chairman Ben Bernanke indicated that was a possibility if the economy continued to show signs of sustainable growth. Under that program, the Fed was buying $85 billion of Treasury bonds and mortgage-backed securities each month to help keep interest rates in check and stimulate the economy.

Although the Fed did not announce an actual cutback in its policy until December 2013, which was to take effect in January, many fixed-income investors promptly sold Treasury bonds anyway. This sell off drove bond prices down and interest rates up, particularly at the long end of the yield curve. From May 1 through September 6, for example, the yield on the 10-year Treasury bond jumped from 1.63% to 2.99%, before finishing the year at 3.03%.

The Treasury sector posted some of the fixed-income market’s worst results, with 10-year Treasuries generating a return of -7.81% and 30-year Treasuries losing 15.03%.

Other sectors of the fixed-income market generally outperformed equivalent-maturity Treasuries, but still generated negative returns. Within the Barclays U.S. Aggregate Bond Index, for example, corporate bonds lost 1.53%, mortgage-backed securities lost 1.41%, and asset-backed securities, which typically have shorter durations, lost 0.27%. The Portfolio’s returns in these sectors largely mirrored those of the Barclays index.

The lag between the return of the Portfolio and its benchmark was attributable to the Portfolio’s trading and operating costs, neither of which is applicable to an index.

What is your outlook?

We believe moderate—but perhaps choppy—economic growth and subdued inflation will prevail in 2014. With the Fed in tapering mode relative to quantitative easing, we also believe interest rates will have a bias toward rising over the course of the year, although we are not expecting a violent increase like the one experienced during the summer of 2013.

Newly installed Fed Chair Janet Yellen is expected to continue the policies of her predecessor. This should create an environment in which fixed-income assets are likely to generate returns modestly below their coupon rates. Fixed-income investments should nonetheless still serve as a good source of diversification for investors, especially in the event of any unexpected sell off in equity markets.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
-2.47%	5.59%	4.27%

*	The Barclays U.S. Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Limited Maturity Bond Portfolio

Michael G. Landreville, CFA and CPA (inactive) and Gregory R. Anderson, CFA, Portfolio Co-Managers

Thrivent Limited Maturity Bond Portfolio seeks a high level of current income with stability of principal.

The Portfolio primarily invests in investment-grade debt securities. The value of the Portfolio is influenced by factors impacting the overall market, debt securities in particular, and specific issuers. The Portfolio may incur losses due to incorrect assessments of investments by its investment adviser. Bond prices generally fall as interest rates rise. Credit risk is the risk that an issuer of a debt security may not pay its debt. The value of mortgage-related and other asset-backed securities will be influenced by the factors affecting the housing market and the assets underlying such securities. Foreign investments involve additional risks, including currency fluctuations, liquidity, political, economic and market instability, and different legal and accounting standards. The prices of futures contracts can be highly volatile and the loss from investing in them can exceed the initial investment.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Limited Maturity Bond Portfolio earned a return of 0.45%, compared with the median return of its peer group, the Lipper Short-Intermediate Investment Grade Debt category, of 0.27%. The Portfolio’s market benchmark, the Barclays Government/Credit 1-3 Year Bond Index, returned 0.64%.

What factors affected the Portfolio’s performance?

Rising interest rates translated into negative returns for much of the bond market in 2013, but the Portfolio generated positive results by investing, per its mandate, at the shorter end of the yield curve where bonds are less sensitive to rate changes. Most of the Portfolio’s bonds mature in three years or less.

Interest rates began rising in May after the Federal Reserve disclosed that it was contemplating paring back or “tapering” its quantitative easing program in which it had been buying $85 billion of bonds each month to help keep interest rates low and bolster the economy. The Fed did not begin to taper until January 2014, but many investors began selling bonds in anticipation of that event.

Top-performing sectors for the Portfolio included corporate bonds—which accounted for about 41% of the Portfolio’s holdings and earned 1.25%—and securitized assets (including asset-backed securities and mortgage-backed securities), which accounted for about 32% of the Portfolio and returned 1.8%. Those gains were offset in part by a 3.9% loss on the Portfolio’s Treasury holdings and a -0.13% loss on other government-related debt.

A combination of factors allowed the Portfolio to modestly outperform its Lipper peer group, including the Portfolio’s shorter duration and its higher allocation to corporate bonds and securitized assets. Trading and operating expenses largely accounted for the discrepancy between the Portfolio’s return and the return of its benchmark index, along with the Portfolio’s modest allocation to bonds with maturities exceeding three years (all of the holdings in the index mature in three years or less).

What is your outlook?

U.S. economic growth accelerated in the second half of 2013, and we anticipate that momentum will continue into 2014, especially as the fiscal drag associated with government spending cuts in 2013 begin to fade. Interest rates are likely to stay range-bound early in the year and then edge slightly higher as the Fed further pares its bond-buying program.

We do not expect the Fed to raise its target for the federal funds rate, which drives short-term interest rates, in 2014. Nonetheless, we would not be surprised to see short-term rates creep higher as year-end approaches and investors begin to position their portfolios for a new federal funds target.

Assuming this scenario holds, we would anticipate modestly positive returns for the Portfolio, generally in line with 2013 results.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
0.45%	4.88%	2.98%

*	The Barclays Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Thrivent Money Market Portfolio

William D. Stouten, Portfolio Manager

Thrivent Money Market Portfolio seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

The Portfolio invests in high quality, short-term money market instruments. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Credit risk is the risk that an issuer of a debt security may not pay its debt. Low or declining short-term interest rates can negatively impact the Portfolio. The financial services industry is particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. The Portfolio could experience a loss when selling portfolio securities to meet redemption requests.

How did the Portfolio perform during the 12-month period ended December 31, 2013?

Thrivent Money Market Portfolio produced a 0.00% return during the period, which mirrored the 0.00% median net return reported by its peer group, the Lipper Money Market category.

What factors affected the Portfolio’s performance?

For a fourth consecutive year, money market funds generated negligible returns as the Federal Reserve kept the target for the federal funds rate—the rate at which banks borrow from each other overnight—in a range of 0% to 0.25%. This widely followed benchmark sets the tone for short-term interest rates across the credit markets.

With yields on short-term, high-quality securities at or near historic lows, it was difficult for money market funds to generate positive returns after accounting for trading and operating expenses. As it did last year, the Portfolio’s investment adviser continued to waive fees on the Portfolio to ensure that investors would not experience a negative return. The Portfolio also maintained exposure to floating-rate notes issued by government agencies, allowing it to capture some additional yield without taking on additional credit risk.

In keeping with its conservative mandate, the Portfolio continued to invest in securities offering high credit quality and liquidity. It also held a smaller percentage of foreign securities than many of its competitors.

What is your outlook?

A material improvement in money market returns is unlikely until the Fed allows its target for the federal funds rate to increase. In December 2012, the Fed announced that it would keep the rate at its current historically low level until the unemployment rate falls to 6.5%, or until the rate of inflation exceeds 2.5%. More recently, it has indicated that it will consider a broader range of employment measures, minimizing the significance of the 6.5% threshold.

The unemployment rate fell to 6.7% by December, down from 7.9% a year earlier, but other employment measures remained weak, with high numbers of part-time workers who would prefer to be working full time, and high levels of long-term unemployment. Meanwhile, core inflation, the Fed’s preferred measure of inflation, remained well below the Fed’s target. Given this environment, we anticipate that the Fed will keep short-term rates low throughout 2014.

On the regulatory front, the Securities and Exchange Commission (SEC) is considering new regulations applicable to money market funds and could announce them in 2014. Perhaps the most controversial change contemplated is one that would allow the net asset value of institutional money market funds to fluctuate with the market value of their underlying securities. As proposed, this change would not apply to retail funds such as Thrivent Money Market Portfolio. Nonetheless, we will continue to monitor regulatory developments and continue to be a strong advocate for shareholders in our discussions with regulators.

An investment in the Thrivent Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Although the Portfolio seeks to preserve the value of your investment at $1.00 per share,

it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns1

As of December 31, 2013

1-Year	5-Year	10-Year
0.00%	0.09%	1.70%

Money Market Portfolio Yields*

As of December 31, 2013

Portfolio
7-Day Yield	0.00%
7-Day Yield Gross of Waivers	-0.30%
7-Day Effective Yield	0.00%
7-Day Effective Yield Gross of Waivers	-0.30%

*	Seven-day yields of Thrivent Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period, though they are expressed as annual percentage rates. Effective yields reflect the reinvestment of income. A yield gross of waivers represents what the yield would have been if the Advisor were not waiving or reimbursing certain expenses associated with the Portfolio. Refer to the expense table in the Portfolio’s prospectus for details. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit Thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit Thrivent.com.

Shareholder Expense Example

(unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company, and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period 7/1/2013 - 12/31/2013*	Annualized Expense Ratio
Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$1,168	$2.65	0.48%
Hypothetical**	$1,000	$1,023	$2.47	0.48%
Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$1,132	$2.39	0.45%
Hypothetical**	$1,000	$1,023	$2.27	0.45%
Thrivent Moderate Allocation Portfolio
Actual	$1,000	$1,099	$2.33	0.44%
Hypothetical**	$1,000	$1,023	$2.24	0.44%
Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$1,066	$2.41	0.46%
Hypothetical**	$1,000	$1,023	$2.36	0.46%
Thrivent Growth and Income Plus Portfolio
Actual	$1,000	$1,096	$4.22	0.80%
Hypothetical**	$1,000	$1,021	$4.07	0.80%
Thrivent Balanced Income Plus Portfolio
Actual	$1,000	$1,092	$3.22	0.61%
Hypothetical**	$1,000	$1,022	$3.11	0.61%
Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$1,055	$2.53	0.49%
Hypothetical**	$1,000	$1,023	$2.49	0.49%

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period 7/1/2013 - 12/31/2013*	Annualized Expense Ratio
Thrivent Opportunity Income Plus Portfolio
Actual	$1,000	$1,010	$4.05	0.80%
Hypothetical**	$1,000	$1,021	$4.07	0.80%
Thrivent Partner Technology Portfolio
Actual	$1,000	$1,246	$6.04	1.07%
Hypothetical**	$1,000	$1,020	$5.43	1.07%
Thrivent Partner Healthcare Portfolio
Actual	$1,000	$1,154	$6.86	1.26%
Hypothetical**	$1,000	$1,019	$6.43	1.26%
Thrivent Natural Resources Portfolio
Actual	$1,000	$1,098	$5.45	1.03%
Hypothetical**	$1,000	$1,020	$5.25	1.03%
Thrivent Partner Emerging Markets Equity Portfolio
Actual	$1,000	$1,015	$7.19	1.42%
Hypothetical**	$1,000	$1,018	$7.20	1.42%
Thrivent Real Estate Securities Portfolio
Actual	$1,000	$966	$4.62	0.93%
Hypothetical**	$1,000	$1,021	$4.74	0.93%
Thrivent Partner Small Cap Growth Portfolio
Actual	$1,000	$1,236	$5.52	0.98%
Hypothetical**	$1,000	$1,020	$4.99	0.98%
Thrivent Partner Small Cap Value Portfolio
Actual	$1,000	$1,193	$4.81	0.87%
Hypothetical**	$1,000	$1,021	$4.43	0.87%
Thrivent Small Cap Stock Portfolio
Actual	$1,000	$1,186	$4.16	0.76%
Hypothetical**	$1,000	$1,021	$3.85	0.76%
Thrivent Small Cap Index Portfolio
Actual	$1,000	$1,214	$2.43	0.44%
Hypothetical**	$1,000	$1,023	$2.22	0.44%
Thrivent Mid Cap Growth Portfolio
Actual	$1,000	$1,211	$2.58	0.46%
Hypothetical**	$1,000	$1,023	$2.36	0.46%
Thrivent Partner Mid Cap Value Portfolio
Actual	$1,000	$1,151	$4.39	0.81%
Hypothetical**	$1,000	$1,021	$4.13	0.81%
Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$1,194	$3.98	0.72%
Hypothetical**	$1,000	$1,022	$3.67	0.72%
Thrivent Mid Cap Index Portfolio
Actual	$1,000	$1,162	$2.67	0.49%
Hypothetical**	$1,000	$1,023	$2.50	0.49%
Thrivent Partner Worldwide Allocation Portfolio
Actual	$1,000	$1,157	$4.99	0.92%
Hypothetical**	$1,000	$1,021	$4.68	0.92%
Thrivent Partner All Cap Portfolio
Actual	$1,000	$1,186	$5.29	0.96%
Hypothetical**	$1,000	$1,020	$4.89	0.96%

	Beginning Account Value 7/1/2013	Ending Account Value 12/31/2013	Expenses Paid During Period 7/1/2013 - 12/31/2013*	Annualized Expense Ratio
Thrivent Large Cap Growth Portfolio
Actual	$1,000	$1,244	$2.52	0.45%
Hypothetical**	$1,000	$1,023	$2.27	0.45%
Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$1,252	$5.33	0.94%
Hypothetical**	$1,000	$1,020	$4.79	0.94%
Thrivent Large Cap Value Portfolio
Actual	$1,000	$1,138	$3.47	0.64%
Hypothetical**	$1,000	$1,022	$3.29	0.64%
Thrivent Large Cap Stock Portfolio
Actual	$1,000	$1,169	$3.70	0.68%
Hypothetical**	$1,000	$1,022	$3.45	0.68%
Thrivent Large Cap Index Portfolio
Actual	$1,000	$1,161	$2.20	0.40%
Hypothetical**	$1,000	$1,023	$2.06	0.40%
Thrivent High Yield Portfolio
Actual	$1,000	$1,059	$2.33	0.45%
Hypothetical**	$1,000	$1,023	$2.28	0.45%
Thrivent Income Portfolio
Actual	$1,000	$1,024	$2.26	0.44%
Hypothetical**	$1,000	$1,023	$2.26	0.44%
Thrivent Bond Index Portfolio
Actual	$1,000	$1,002	$2.36	0.47%
Hypothetical**	$1,000	$1,023	$2.39	0.47%
Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$1,009	$2.25	0.44%
Hypothetical**	$1,000	$1,023	$2.26	0.44%
Thrivent Money Market Portfolio
Actual	$1,000	$1,000	$1.11	0.22%
Hypothetical**	$1,000	$1,024	$1.12	0.22%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

    of the Thrivent Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the thirty-three funds constituting Thrivent Series Fund, Inc. (hereafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers, agent banks and transfer agent, provide a reasonable basis for our opinion.

February 19, 2014

PricewaterhouseCoopers LLP, Suite 1400, 225 South Sixth Street, Minneapolis, MN 55402

T: (612) 596 6000, F: (612) 373 7160, www.pwc.com/us

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Mutual Funds (51.7%)	Value
Equity Mutual Funds (47.9%)
3,574,409	Thrivent Partner Small Cap Growth Portfolio	$68,748,387
689,344	Thrivent Partner Small Cap Value Portfolio	19,488,107
1,714,586	Thrivent Small Cap Stock Portfolio	30,462,701
1,466,458	Thrivent Partner Mid Cap Value Portfolio	27,057,173
2,511,818	Thrivent Mid Cap Stock Portfolio	44,367,253
11,257,943	Thrivent Partner Worldwide Allocation Portfolio	112,823,728
2,773,409	Thrivent Large Cap Value Portfolio	43,220,812
3,128,201	Thrivent Large Cap Stock Portfolio	36,941,866

	Total	383,110,027

Fixed Income Mutual Funds (3.8%)
1,813,427	Thrivent High Yield Portfolio	9,193,170
584,681	Thrivent Income Portfolio	6,048,407
844,749	Thrivent Limited Maturity Bond Portfolio	8,294,764
698,926	Thrivent Opportunity Income Plus Portfolio	7,094,444

	Total	30,630,785

	Total Mutual Funds (cost $356,783,352)	413,740,812

	Common Stock (41.9%)
Consumer Discretionary (7.0%)
11,156	Amazon.com, Inc.[a,b]	4,448,901
5,550	AutoZone, Inc.[a]	2,652,567
8,900	Barnes & Noble, Inc.[a]	133,055
14,500	Best Buy Company, Inc.	578,260
3,200	Bloomin’ Brands, Inc.[a]	76,832
18,300	Cablevision Systems Corporation	328,119
5,230	CBS Corporation	333,360
2,600	Charter Communications, Inc.[a]	355,576
26,220	Cheesecake Factory, Inc.	1,265,639
2,500	Children’s Place Retail Stores, Inc.[a]	142,425
106,298	Comcast Corporation[b]	5,523,776
6,600	Crocs, Inc.[a]	105,072
5,800	Dana Holding Corporation	113,796
15,229	Delphi Automotive plc	915,720
9,899	Discovery Communications, Inc.[a]	895,068
8,300	DISH Network Corporation[a]	480,736
17,368	Dollar Tree, Inc.[a]	979,903
4,100	Dunkin’ Brands Group, Inc.	197,620
2,145	Finish Line, Inc.	60,425
52,400	Ford Motor Company	808,532
9,300	Francesca’s Holdings Corporation[a]	171,213
5,800	Gannett Company, Inc.	171,564
1,700	General Motors Company[a]	69,479
19,920	GNC Holdings, Inc.	1,164,324
1,400	Harley-Davidson, Inc.	96,936
2,100	Harman International Industries, Inc.	171,885
2,414	Hasbro, Inc.	132,794
36,400	Home Depot, Inc.[b]	2,997,176
7,250	HomeAway, Inc.[a]	296,380
40,609	Ignite Restaurant Group, Inc.[a]	507,613
2,200	iRobot Corporation[a]	76,494
1,600	ITT Educational Services, Inc.[a]	53,728
2,700	Kohl’s Corporation	153,225
61,860	Las Vegas Sands Corporation	4,878,898
8,327	LeapFrog Enterprises, Inc.[a]	66,116
7,096	LifeLock, Inc.[a]	116,445
4,919	Limited Brands, Inc.	304,240
22,220	Lowe’s Companies, Inc.	1,101,001
2,563	M/I Homes, Inc.[a]	65,228
8,500	Macy’s, Inc.	453,900
13,650	Marriott International, Inc.	673,764
3,300	Marriott Vacations Worldwide Corporation[a]	174,108
46,995	MDC Partners, Inc.	1,198,842
16,010	Meredith Corporation	829,318
6,700	Michael Kors Holdings, Ltd.[a]	543,973
18,360	News Corporation	635,256
25,580	Nexstar Broadcasting Group, Inc.	1,425,573
37,750	NIKE, Inc.	2,968,660
1,300	Noodles & Company[a]	46,696
5,700	Omnicom Group, Inc.	423,909
2,818	O’Reilly Automotive, Inc.[a]	362,705
29,340	Papa John’s International, Inc.	1,332,036
4,142	PetSmart, Inc.	301,331
20,098	Pier 1 Imports, Inc.	463,862
100	Priceline.com, Inc.[a]	116,240
4,700	Regal Entertainment Group	91,415
5,550	Ross Stores, Inc.	415,861
3,000	Scientific Games Corporation[a]	50,790
4,400	Scripps Networks Interactive, Inc.	380,204
3,200	Signet Jewelers, Ltd.	251,840
14,600	Smith & Wesson Holding Corporation[a]	196,954
6,800	Starwood Hotels & Resorts Worldwide, Inc.	540,260
3,100	Sturm, Ruger & Company, Inc.	226,579
1,600	Target Corporation	101,232
6,300	Tempur-Pedic International, Inc.[a]	339,948
2,400	Tenneco, Inc.[a]	135,768
5,280	Time Warner Cable, Inc.	715,440
2,700	TJX Companies, Inc.	172,071
8,900	Toll Brothers, Inc.[a]	329,300
11,046	Tractor Supply Company	856,949
54,330	Tuesday Morning Corporation[a]	867,107
74,350	Twenty-First Century Fox, Inc.	2,615,633
3,600	Under Armour, Inc.[a]	314,280
2,200	Urban Outfitters, Inc.[a]	81,620
4,104	VF Corporation	255,843
7,800	Viacom, Inc.	681,252
4,600	Weight Watchers International, Inc.	151,478
7,700	Wyndham Worldwide Corporation	567,413
2,050	Wynn Resorts, Ltd.	398,131

	Total	55,677,662

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (41.9%)	Value
Consumer Staples (2.1%)
16,400	Altria Group, Inc.	$629,596
1,530	Andersons, Inc.	136,430
12,800	Anheuser-Busch InBev NV ADR	1,362,688
18,783	Annie’s, Inc.[a]	808,420
15,100	Archer-Daniels-Midland Company	655,340
5,000	Beam, Inc.	340,300
1,700	Brown-Forman Corporation	128,469
10,100	Bunge, Ltd.	829,311
1,300	Campbell Soup Company	56,264
9,000	Colgate-Palmolive Company	586,890
22,700	CVS Caremark Corporation	1,624,639
541	Energizer Holdings, Inc.	58,558
5,850	Hain Celestial Group, Inc.[a]	531,063
20,883	Ingredion, Inc.	1,429,650
3,300	Kimberly-Clark Corporation	344,718
3,423	Kraft Foods Group, Inc.	184,568
13,900	Kroger Company	549,467
14,470	Mondelez International, Inc.	510,791
7,050	Monster Beverage Corporation[a]	477,779
22,800	Nestle SA	1,671,013
3,691	Philip Morris International, Inc.	321,597
1,500	Prestige Brands Holdings, Inc.[a]	53,700
7,100	Procter & Gamble Company	578,011
21,000	Rite Aid Corporation[a]	106,260
12,900	Safeway, Inc.	420,153
3,000	United Natural Foods, Inc.[a]	226,170
4,800	Wal-Mart Stores, Inc.	377,712
64,800	WhiteWave Foods Company[a]	1,486,512
5,364	Whole Foods Market, Inc.	310,200

	Total	16,796,269

Energy (4.5%)
115,250	Alpha Natural Resources, Inc.[a]	822,885
9,000	Anadarko Petroleum Corporation	713,880
1,370	Atwood Oceanics, Inc.[a]	73,144
900	Bristow Group, Inc.	67,554
2,300	C&J Energy Services, Inc.[a]	53,130
1,485	Cabot Oil & Gas Corporation	57,559
6,250	Cameron International Corporation[a]	372,062
130	CARBO Ceramics, Inc.	15,149
11,220	Chevron Corporation	1,401,490
680	Cimarex Energy Company	71,339
9,600	Cloud Peak Energy, Inc.[a]	172,800
20,900	Cobalt International Energy, Inc.[a]	343,805
9,888	Concho Resources, Inc.[a]	1,067,904
50,600	Consol Energy, Inc.	1,924,824
3,870	Denbury Resources, Inc.[a]	63,584
6,900	Dril-Quip, Inc.[a]	758,517
7,115	Energy XXI, Ltd.	192,532
950	Ensco plc	54,321
13,683	EOG Resources, Inc.	2,296,555
15,230	EQT Corporation	1,367,349
3,300	Exterran Holdings, Inc.[a]	112,860
16,900	Exxon Mobil Corporation	1,710,280
100	Frank’s International NV	2,700
950	Helmerich & Payne, Inc.	79,876
10,430	HollyFrontier Corporation	518,267
10,700	Key Energy Services, Inc.[a]	84,530
108,818	Marathon Oil Corporation	3,841,275
800	Marathon Petroleum Corporation	73,384
22,500	Nabors Industries, Ltd.	382,275
11,930	National Oilwell Varco, Inc.	948,793
1,110	Newfield Exploration Company[a]	27,339
1,580	Noble Corporation	59,203
1,080	Noble Energy, Inc.	73,559
21,270	Oasis Petroleum, Inc.[a]	999,052
4,800	Occidental Petroleum Corporation	456,480
4,925	Oceaneering International, Inc.	388,484
790	Oil States International, Inc.[a]	80,359
34,079	Peabody Energy Corporation	665,563
16,800	Petroleo Brasileiro SA ADR	231,504
1,260	Pioneer Natural Resources Company	231,928
685	Range Resources Corporation	57,752
46,650	Rex Energy Corporation[a]	919,472
19,400	Rosetta Resources, Inc.[a]	931,976
1,450	Rowan Companies plc[a]	51,272
43,470	Schlumberger, Ltd.	3,917,082
11,865	SM Energy Company	986,100
16,200	Southwestern Energy Company[a]	637,146
3,320	Superior Energy Services, Inc.[a]	88,345
22,600	Total SA ADR	1,384,702
8,800	Valero Energy Corporation	443,520
258,168	Weatherford International, Ltd.[a]	3,999,022
895	Whiting Petroleum Corporation[a]	55,374

	Total	36,329,857

Financials (7.3%)
9,330	ACE, Ltd.	965,935
13,462	Affiliated Managers Group, Inc.[a]	2,919,638
3,900	Allied World Assurance Company Holdings AG	439,959
6,590	Allstate Corporation	359,419
2,700	Altisource Residential Corporation	81,297
9,500	American Assets Trust, Inc.	298,585
13,200	American International Group, Inc.	673,860
5,900	Ameriprise Financial, Inc.	678,795
3,300	AmTrust Financial Services, Inc.	107,877
7,000	Aspen Insurance Holdings, Ltd.	289,170
6,400	Axis Capital Holdings, Ltd.	304,448
72,120	Bank of America Corporation	1,122,908
3,300	Banner Corporation	147,906
25,730	BBCN Bancorp, Inc.	426,861
12,300	Berkshire Hathaway, Inc.[a]	1,458,288
3,005	Boston Properties, Inc.	301,612
6,100	Camden Property Trust	346,968
3,400	Cash America International, Inc.	130,220
51,671	Citigroup, Inc.	2,692,576
2,272	CNA Financial Corporation	97,446
27,060	CNO Financial Group, Inc.	478,691
12,870	Columbia Banking System, Inc.	354,054
4,200	Comerica, Inc.	199,668
39,900	DCT Industrial Trust, Inc.	284,487
6,900	DDR Corporation	106,053
6,500	Deutsche Bank AG	313,560
15,382	Discover Financial Services	860,623
21,640	Education Realty Trust, Inc.	190,865
5,589	Equity Residential	289,901
2,900	Evercore Partners, Inc.	173,362

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (41.9%)	Value
Financials (7.3%) - continued
5,800	Extra Space Storage, Inc.	$244,354
4,400	F.N.B. Corporation	55,528
27,900	Fifth Third Bancorp	586,737
12,900	First Horizon National Corporation	150,285
3,100	First Industrial Realty Trust, Inc.	54,095
16,000	First Niagara Financial Group, Inc.	169,920
21,300	First Republic Bank	1,115,055
6,700	Franklin Street Properties Corporation	80,065
6,900	Fulton Financial Corporation	90,252
3,600	FXCM, Inc.	64,224
5,300	Gaming and Leisure Properties, Inc.[a]	269,293
34,040	Hanmi Financial Corporation	745,136
6,600	Hatteras Financial Corporation	107,844
14,527	HCC Insurance Holdings, Inc.	670,276
3,254	Health Care REIT, Inc.	174,317
23,348	Host Hotels & Resorts, Inc.	453,885
105,200	Huntington Bancshares, Inc.	1,015,180
16,730	Invesco, Ltd.	608,972
17,980	iShares Russell 2000 Index Fund	2,073,274
48,823	J.P. Morgan Chase & Company	2,855,169
24,200	KeyCorp	324,764
9,279	Kimco Realty Corporation	183,260
9,231	Lazard, Ltd.	418,349
2,700	M&T Bank Corporation	314,334
5,800	Macerich Company	341,562
4,400	MasterCard, Inc.	3,676,024
20,830	MetLife, Inc.	1,123,154
3,700	Montpelier Re Holdings, Inc.	107,670
22,790	Morgan Stanley	714,694
12,500	NASDAQ OMX Group, Inc.	497,500
6,600	Northern Trust Corporation	408,474
15,640	Parkway Properties, Inc.	301,696
11,100	Pebblebrook Hotel Trust	341,436
5,100	PHH Corporation[a]	124,185
14,500	Piedmont Office Realty Trust, Inc.	239,540
2,100	Portfolio Recovery Associates, Inc.[a]	110,964
3,300	Progressive Corporation	89,991
5,000	Prologis, Inc.	184,750
7,100	Protective Life Corporation	359,686
7,300	Prudential Financial, Inc.	673,206
1,153	Public Storage, Inc.	173,549
2,100	Raymond James Financial, Inc.	109,599
3,300	RLJ Lodging Trust	80,256
3,310	Simon Property Group, Inc.	503,650
5,800	SLM Corporation	152,424
62,650	SPDR Euro Stoxx 50 ETF	2,643,830
4,900	SPDR Gold Trust[a]	569,233
21,200	SPDR S&P 500 ETF Trust	3,915,004
4,340	SPDR S&P Biotech ETF	565,068
7,580	State Street Corporation	556,296
3,436	Stewart Information Services Corporation	110,880
22,490	SVB Financial Group[a]	2,358,301
4,950	T. Rowe Price Group, Inc.	414,661
3,600	Tanger Factory Outlet Centers, Inc.	115,272
4,900	TCF Financial Corporation	79,625
24,490	Terreno Realty Corporation	433,473
12,470	Texas Capital Bancshares, Inc.[a]	775,634
13,600	Visa, Inc.	3,028,448
2,797	Vornado Realty Trust	248,346
3,800	W.R. Berkley Corporation	164,882
13,890	Wells Fargo & Company	630,606
46,415	Zions Bancorporation	1,390,593

	Total	58,233,762

Health Care (4.6%)
2,400	Abbott Laboratories	91,992
7,400	Acorda Therapeutics, Inc.[a]	216,080
2,429	Actavis, Inc.[a]	408,072
36,500	Akorn, Inc.[a]	898,995
14,450	Align Technology, Inc.[a]	825,818
25,600	Allscripts Healthcare Solutions, Inc.[a]	395,776
7,592	AmerisourceBergen Corporation	533,794
11,710	Baxter International, Inc.	814,430
7,600	BioMarin Pharmaceutical, Inc.[a]	534,052
59,200	BioScrip, Inc.[a]	438,080
2,358	C.R. Bard, Inc.	315,831
4,386	Catamaran Corporation[a]	208,247
3,700	Centene Corporation[a]	218,115
6,600	Cerner Corporation[a]	367,884
1,600	Charles River Laboratories International, Inc.[a]	84,864
3,980	CIGNA Corporation	348,170
7,900	Community Health Systems, Inc.[a]	310,233
69,610	Covidien plc	4,740,441
5,000	DENTSPLY International, Inc.	242,400
6,800	Envision Healthcare Holdings, Inc.[a]	241,536
33,596	ExamWorks Group, Inc.[a]	1,003,513
62,300	Express Scripts Holding Company[a]	4,375,952
83,350	Gilead Sciences, Inc.[a]	6,263,753
5,700	HCA Holdings, Inc.[a]	271,947
5,100	Healthways, Inc.[a]	78,285
5,300	Illumina, Inc.[a]	586,286
445	Magellan Health Services, Inc.[a]	26,660
5,600	McKesson Corporation	903,840
25,780	Merck & Company, Inc.	1,290,289
2,104	Mettler-Toledo International, Inc.[a]	510,409
2,900	Molina Healthcare, Inc.[a]	100,775
20,900	Neurocrine Biosciences, Inc.[a]	195,206
30,021	NuVasive, Inc.[a]	970,579
3,500	PAREXEL International Corporation[a]	158,130
25,586	PDL BioPharma, Inc.	215,946
5,600	PerkinElmer, Inc.	230,888
17,101	Perrigo Company plc	2,624,319
6,200	Questcor Pharmaceuticals, Inc.	337,590
1,400	ResMed, Inc.	65,912
13,680	Sanofi ADR	733,658
4,200	Team Health Holdings, Inc.[a]	191,310
20,700	Thoratec Corporation[a]	757,620
4,300	United Therapeutics Corporation[a]	486,244
14,963	UnitedHealth Group, Inc.	1,126,714
3,000	Universal Health Services, Inc.	243,780

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (41.9%)	Value
Health Care (4.6%) - continued
250	Veeva Systems, Inc.[a]	$8,025
4,800	Waters Corporation[a]	480,000
6,958	Zimmer Holdings, Inc.	648,416

	Total	37,120,856

Industrials (5.9%)
4,400	3M Company	617,100
13,970	Actuant Corporation	511,861
8,370	Acuity Brands, Inc.	915,008
14,200	ADT Corporation	574,674
10,100	AGCO Corporation	597,819
2,433	Allegion plc[a]	107,514
20,090	AMETEK, Inc.	1,058,140
13,950	Apogee Enterprises, Inc.	500,945
2,300	Arkansas Best Corporation	77,464
4,800	Armstrong World Industries, Inc.[a]	276,528
7,300	Avis Budget Group, Inc.[a]	295,066
6,596	B/E Aerospace, Inc.[a]	574,050
3,000	Babcock & Wilcox Company	102,570
21,700	Boeing Company	2,961,833
5,857	Briggs & Stratton Corporation	127,448
12,330	CLARCOR, Inc.	793,436
1,900	Colfax Corporation[a]	121,011
32,455	CSX Corporation	933,730
3,300	Cummins, Inc.	465,201
2,800	Deluxe Corporation	146,132
28,200	DigitalGlobe, Inc.[a]	1,160,430
5,100	Dover Corporation	492,354
33,424	EMCOR Group, Inc.	1,418,515
1,700	EnerSys, Inc.	119,153
1,000	Esterline Technologies Corporation[a]	101,960
9,200	Exelis, Inc.	175,352
10,300	Expeditors International of Washington, Inc.	455,775
5,200	Fastenal Company	247,052
9,781	Flowserve Corporation	771,036
9,100	Fluor Corporation	730,639
9,500	Fortune Brands Home and Security, Inc.	434,150
12,300	Foster Wheeler AGa	406,146
15,190	GATX Corporation	792,462
5,200	Graco, Inc.	406,224
33,800	HNI Corporation	1,312,454
36,865	Honeywell International, Inc.	3,368,355
1,700	Huntington Ingalls Industries, Inc.	153,017
1,100	IHS, Inc.[a]	131,670
15,100	Ingersoll-Rand plc	930,160
45,420	Jacobs Engineering Group, Inc.[a]	2,861,006
6,330	JB Hunt Transport Services, Inc.	489,309
4,868	Kansas City Southern	602,804
34,850	Korn/Ferry International[a]	910,282
18,300	Landstar System, Inc.	1,051,335
800	Lindsay Manufacturing Company	66,200
1,800	Lockheed Martin Corporation	267,588
13,367	Manitowoc Company, Inc.	311,719
31,200	Manpower, Inc.	2,678,832
2,600	Matson, Inc.	67,886
5,200	MRC Global, Inc.[a]	167,752
6,300	Mueller Water Products, Inc.	59,031
6,500	Nielsen Holdings NV	298,285
2,700	Old Dominion Freight Line, Inc.[a]	143,154
19,425	Oshkosh Corporation	978,632
3,128	Parker Hannifin Corporation	402,386
11,512	Pentair, Ltd.	894,137
16,950	Quanta Services, Inc.[a]	534,942
9,800	Republic Airways Holdings, Inc.[a]	104,762
27,320	Ritchie Brothers Auctioneers, Inc.	626,448
11,600	Robert Half International, Inc.	487,084
600	Rockwell Automation, Inc.	70,896
4,782	Roper Industries, Inc.	663,168
31,900	Southwest Airlines Company	600,996
6,000	Spirit Airlines, Inc.[a]	272,460
5,931	Stericycle, Inc.[a]	689,004
9,740	Tennant Company	660,469
5,300	Titan International, Inc.	95,294
18,800	Union Pacific Corporation	3,158,400
8,400	United Rentals, Inc.[a]	654,780
2,298	United Stationers, Inc.	105,455
1,300	United Technologies Corporation	147,940
7,600	Wabash National Corporation[a]	93,860
2,800	WESCO International, Inc.[a]	254,996

	Total	46,835,726

Information Technology (8.1%)
12,500	Accenture plc	1,027,750
15,300	Activision Blizzard, Inc.	272,799
12,507	Agilent Technologies, Inc.	715,275
3,900	Alliance Data Systems Corporation[a]	1,025,427
5,800	Amdocs, Ltd.	239,192
6,400	Amphenol Corporation	570,752
900	Anixter International, Inc.	80,856
8,135	ANSYS, Inc.[a]	709,372
13,202	Apple, Inc.[b]	7,407,774
30,784	Applied Materials, Inc.	544,569
6,700	Arris Group, Inc.[a]	163,245
1,500	Aspen Technology, Inc.[a]	62,700
164,400	Atmel Corporation[a]	1,287,252
20,307	Autodesk, Inc.[a]	1,022,051
4,900	AVG Technologies NVa	84,329
5,700	Avnet, Inc.	251,427
14,190	Broadridge Financial Solutions, Inc.	560,789
31,400	Brocade Communications Systems, Inc.[a]	278,518
11,172	Ciena Corporation[a]	267,346
71,850	Cisco Systems, Inc.	1,613,032
23,538	CoreLogic, Inc.[a]	836,305
3,975	DST Systems, Inc.	360,692
22,711	E2open, Inc.[a]	543,020
5,574	eBay, Inc.[a]	305,957
2,700	Ellie Mae, Inc.[a]	72,549
65,800	EMC Corporation	1,654,870
7,555	Euronet Worldwide, Inc.[a]	361,507
4,542	F5 Networks, Inc.[a]	412,686
82,100	Facebook, Inc.[a]	4,487,586
8,300	Fairchild Semiconductor International, Inc.[a]	110,805
1,300	FEI Company	116,168
2,300	FLIR Systems, Inc.	69,230
7,800	Gartner, Inc.[a]	554,190
2,900	Genpact, Ltd.[a]	53,273

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (41.9%)	Value
Information Technology (8.1%) - continued
6,773	Google, Inc.[a,b]	$7,590,569
18,300	Guidewire Software, Inc.[a]	897,981
1,600	iGATE Corporation[a]	64,256
34,100	Informatica Corporation[a]	1,415,150
7,300	InterDigital, Inc.	215,277
2,300	International Business Machines Corporation	431,411
4,400	Ixia[a]	58,564
5,100	j2 Global, Inc.	255,051
13,810	Juniper Networks, Inc.[a]	311,692
8,391	Lam Research Corporation[a]	456,890
1,125	Leidos Holdings, Inc.	52,301
3,165	Lexmark International, Inc.	112,421
950	LinkedIn Corporation[a]	205,989
11,012	Microchip Technology, Inc.	492,787
13,970	Microsoft Corporation	522,897
9,900	Monster Worldwide, Inc.[a]	70,587
52,782	NetApp, Inc.	2,171,451
3,500	NeuStar, Inc.[a]	174,510
3,875	Nice Systems, Ltd. ADR	158,720
7,643	Nuance Communications, Inc.[a]	116,174
60,518	NVIDIA Corporation	969,498
12,900	NXP Semiconductors NVa	592,497
9,300	Oracle Corporation	355,818
17,066	Plantronics, Inc.	792,716
14,400	Polycom, Inc.[a]	161,712
44,020	QUALCOMM, Inc.[b]	3,268,485
36,550	Salesforce.com, Inc.[a]	2,017,195
3,103	Sapient Corporation[a]	53,868
5,100	ServiceNow, Inc.[a]	285,651
9,600	SunPower Corporation[a]	286,176
43,980	Symantec Corporation	1,037,048
9,200	Synopsys, Inc.[a]	373,244
9,800	Take-Two Interactive Software, Inc.[a]	170,226
8,700	Teradata Corporation[a]	395,763
56,864	Teradyne, Inc.[a]	1,001,944
28,430	Texas Instruments, Inc.	1,248,361
6,900	Trimble Navigation, Ltd.[a]	239,430
32,306	TriQuint Semiconductor, Inc.[a]	269,432
50	Twitter, Inc.[a]	3,183
15,000	Ubiquiti Networks, Inc.[a]	689,400
9,323	VeriFone Systems, Inc.[a]	250,043
23,745	Virtusa Corporation[a]	904,447
53,800	Vishay Intertechnology, Inc.[a]	713,388
36,900	VMware, Inc.[a]	3,310,299
40,200	Xerox Corporation	489,234
20,313	Xilinx, Inc.	932,773
2,900	Xoom Corporation[a]	79,373

	Total	64,789,175

Materials (1.5%)
1,400	AEP Industries, Inc.[a]	73,962
4,850	Airgas, Inc.	542,473
3,200	Albemarle Corporation	202,848
27,420	Allied Nevada Gold Corporation[a]	97,341
11,808	Celanese Corporation	653,100
1,500	CF Industries Holdings, Inc.	349,560
7,000	Cliffs Natural Resources, Inc.	183,470
9,500	Coeur Mining, Inc.[a]	103,075
8,490	Dow Chemical Company	376,956
10,800	Eagle Materials, Inc.	836,244
2,800	Eastman Chemical Company	225,960
4,832	FMC Corporation	364,623
26,860	H.B. Fuller Company	1,397,794
1,438	Innophos Holdings, Inc.	69,887
19,700	Louisiana-Pacific Corporation[a]	364,647
24,740	Materials Select Sector SPDR Fund	1,143,483
6,300	Mosaic Company	297,801
6,230	Nucor Corporation	332,557
9,700	Owens-Illinois, Inc.[a]	347,066
4,000	Packaging Corporation of America	253,120
2,400	PPG Industries, Inc.	455,184
4,500	Schweitzer-Mauduit International, Inc.	231,615
2,900	Sigma-Aldrich Corporation	272,629
6,454	Silgan Holdings, Inc.	309,921
6,053	Silver Wheaton Corporation	122,210
14,545	Southern Copper Corporation	417,587
23,270	Steel Dynamics, Inc.	454,696
4,800	Stillwater Mining Company[a]	59,232
32,100	Teck Resources, Ltd.	834,921
800	Valspar Corporation	57,032
6,400	Walter Energy, Inc.	106,432
2,200	Worthington Industries, Inc.	92,576

	Total	11,630,002

Telecommunications Services (0.3%)
20,700	AT&T, Inc.	727,812
15,986	Cogent Communications Group, Inc.	645,994
2,176	SBA Communications Corporation[a]	195,492
8,075	TW Telecom, Inc.[a]	246,045
16,558	Verizon Communications, Inc.	813,660

	Total	2,629,003

Utilities (0.6%)
2,800	Calpine Corporation[a]	54,628
12,700	CMS Energy Corporation	339,979
19,590	NiSource, Inc.	644,119
16,390	NorthWestern Corporation	710,015
18,390	PG&E Corporation	740,749
31,330	PNM Resources, Inc.	755,679
8,500	Public Service Enterprise Group, Inc.	272,340
7,500	Southern Company	308,325
16,148	Southwest Gas Corporation	902,835
12,200	Wisconsin Energy Corporation	504,348

	Total	5,233,017

	Total Common Stock (cost $258,419,087)	335,275,329

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (3.8%)	Value
Asset-Backed Securities (0.1%)
	Renaissance Home Equity Loan Trust
$650,000	6.011%, 5/25/2036	$455,278

	Total	455,278

Collateralized Mortgage Obligations (0.1%)
	MASTR Alternative Loans Trust
41,671	0.615%, 12/25/2035[c]	22,595
	Residential Asset Securitization Trust
52,006	0.545%, 8/25/2037[c]	16,226
	Sequoia Mortgage Trust
185,995	2.631%, 9/20/2046	156,811
33,702	2.634%, 9/20/2046	2,339
	WaMu Mortgage Pass Through Certificates
76,002	2.369%, 9/25/2036	66,354
109,836	2.420%, 10/25/2036	93,669

	Total	357,994

Commercial Mortgage-Backed Securities (<0.1%)
	Credit Suisse Mortgage Capital Certificates
250,000	5.509%, 9/15/2039	268,437
	Government National Mortgage Association
45,839	2.164%, 3/16/2033	46,064
23,316	3.214%, 1/16/2040	23,660

	Total	338,161

Financials (<0.1%)
	Achmea Hypotheekbank NV
205,000	3.200%, 11/3/2014[d]	209,801
	Canadian Imperial Bank of Commerce
205,000	2.600%, 7/2/2015[d]	211,458

	Total	421,259

Mortgage-Backed Securities (1.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
2,250,000	3.000%, 1/1/2029[e]	2,291,660
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
1,488,000	3.500%, 1/1/2029[e]	1,556,064
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
2,775,000	3.500%, 1/1/2044[e]	2,756,572
2,775,000	4.000%, 1/1/2044[e]	2,856,516
3,413,000	4.500%, 1/1/2044[e]	3,616,314

	Total	13,077,126

U.S. Government and Agencies (2.0%)
	FDIC Structured Sale Guaranteed Notes
$85,000	Zero Coupon, 1/7/2014[d]	84,969
	Federal National Mortgage Association
860,000	1.375%, 11/15/2016	874,431
665,000	0.875%, 5/21/2018	643,263
	Tennessee Valley Authority
165,000	5.250%, 9/15/2039	176,107
	U.S. Treasury Bonds
3,140,000	3.000%, 5/15/2042	2,633,185
	U.S. Treasury Notes
4,300,000	1.250%, 10/31/2018	4,215,681
250,000	1.625%, 8/15/2022	227,129
1,500,000	1.750%, 5/15/2023	1,351,992
4,350,000	2.500%, 8/15/2023	4,177,357
	U.S. Treasury Notes, TIPS
1,313,532	0.125%, 4/15/2018	1,339,701

	Total	15,723,815

	Total Long-Term Fixed Income (cost $31,370,195)	30,373,633

Shares or Principal Amount	Short-Term Investments (3.3%)[f]
	Federal Home Loan Bank Discount Notes
2,450,000	0.040%, 1/6/2014[b]	2,449,986
5,000,000	0.031%, 1/15/2014	4,999,942
4,000,000	0.030%, 1/17/2014	3,999,947
5,000,000	0.065%, 1/22/2014	4,999,810
1,000,000	0.100%, 4/23/2014[b]	999,689
1,300,000	0.120%, 5/28/2014[b]	1,299,363
1,700,000	0.122%, 5/30/2014[b]	1,699,141
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.035%, 1/21/2014	4,999,903
	U.S. Treasury Bills
500,000	0.070%, 4/24/2014	499,890

	Total Short-Term Investments (at amortized cost)	25,947,671

	Total Investments (cost $672,520,305) 100.7%	$805,337,445

	Other Assets and Liabilities, Net (0.7%)	(5,937,733)

	Total Net Assets 100.0%	$799,399,712

a	Non-income producing security.
b	At December 31, 2013, $19,021,951 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2013, the value of these investments was $506,228 or 0.1% of total net assets.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$146,516,735
Gross unrealized depreciation	(14,893,356)

Net unrealized appreciation (depreciation)	$131,623,379

Cost for federal income tax purposes	$673,714,066

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	383,110,027	383,110,027	—	—
Fixed Income Mutual Funds	30,630,785	30,630,785	—	—
Common Stock
Consumer Discretionary	55,677,662	55,677,662	—	—
Consumer Staples	16,796,269	15,125,256	1,671,013	—
Energy	36,329,857	36,329,857	—	—
Financials	58,233,762	58,233,762	—	—
Health Care	37,120,856	37,120,856	—	—
Industrials	46,835,726	46,835,726	—	—
Information Technology	64,789,175	64,789,175	—	—
Materials	11,630,002	11,630,002	—	—
Telecommunications Services	2,629,003	2,629,003	—	—
Utilities	5,233,017	5,233,017	—	—
Long-Term Fixed Income
Asset-Backed Securities	455,278	—	455,278	—
Collateralized Mortgage Obligations	357,994	—	357,994	—
Commercial Mortgage-Backed Securities	338,161	—	338,161	—
Financials	421,259	—	421,259	—
Mortgage-Backed Securities	13,077,126	—	13,077,126	—
U.S. Government and Agencies	15,723,815	—	15,723,815	—
Short-Term Investments	25,947,671	—	25,947,671	—

Total	$805,337,445	$747,345,128	$57,992,317	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	7,407,441	4,954,237	2,453,204	—

Total Asset Derivatives	$7,407,441	$4,954,237	$2,453,204	$—

Liability Derivatives
Futures Contracts	5,965,139	5,965,139	—	—

Total Liability Derivatives	$5,965,139	$5,965,139	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(15)	March 2014	($3,303,001)	($3,297,187)	$5,814
5-Yr. U.S. Treasury Bond Futures	(105)	March 2014	(12,676,672)	(12,527,813)	148,859
10-Yr. U.S. Treasury Bond Futures	(35)	March 2014	(4,388,565)	(4,306,640)	81,925
30-Yr. U.S. Treasury Bond Futures	45	March 2014	5,867,716	5,774,063	(93,653)
Eurex EURO STOXX 50 Futures	1,186	March 2014	48,338,074	50,791,278	2,453,204
Mini MSCI EAFE Index Futures	95	March 2014	8,640,988	9,109,550	468,562
Russell 2000 Index Mini-Futures	(881)	March 2014	(98,410,079)	(102,319,340)	(3,909,261)
S&P 400 Index Mini-Futures	(570)	March 2014	(74,383,575)	(76,345,800)	(1,962,225)
S&P 500 Index Futures	234	March 2014	103,455,273	107,704,350	4,249,077
Total Futures Contracts					$1,442,302

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$236,598
Total Interest Rate Contracts		236,598
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	7,170,843
Total Equity Contracts		7,170,843

Total Asset Derivatives		$7,407,441

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	93,653
Total Interest Rate Contracts		93,653
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	5,871,486
Total Equity Contracts		5,871,486

Total Liability Derivatives		$5,965,139

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(8,310,222)
Total Equity Contracts		(8,310,222)
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(54,991)
Total Foreign Exchange Contracts		(54,991)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(371,845)
Total Interest Rate Contracts		(371,845)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(33,502)
Total Credit Contracts		(33,502)

Total		($8,770,560)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	206,580
Total Interest Rate Contracts		206,580
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	4,253,398
Total Equity Contracts		4,253,398

Total		$4,459,978

The following table presents Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)	Swaps (Notional)*
Equity Contracts	$332,719,790	48.2%	N/A	N/A	N/A
Interest Rate Contracts	22,747,915	3.3	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$7,322	<0.1%	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$26,990

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Growth and Income Plus^	$5,294,883	$123,717	$6,116,764	—	$—	$123,717
Opportunity Income Plus	—	7,056,360	—	698,926	7,094,444	56,627
Partner Small Cap Growth	48,539,108	1,212,088	—	3,574,409	68,748,387	—
Partner Small Cap Value	14,249,724	395,759	—	689,344	19,488,107	313,960
Small Cap Stock	22,415,543	94,327	—	1,714,586	30,462,701	94,327
Partner Mid Cap Value	23,104,644	1,262,135	3,000,000	1,466,458	27,057,173	234,886
Mid Cap Stock	32,744,181	142,037	—	2,511,818	44,367,253	142,037
Partner Worldwide Allocation	97,000,260	27,429	—	11,257,943	112,823,728	27,429
Large Cap Value	32,787,456	574,266	—	2,773,409	43,220,812	574,266
Large Cap Stock	28,504,425	378,212	—	3,128,201	36,941,866	378,212
High Yield	9,008,058	567,591	420,298	1,813,427	9,193,170	567,610
Income	6,052,390	240,306	—	584,681	6,048,407	226,886
Limited Maturity Bond	—	8,319,150	—	844,749	8,294,764	19,011
Cash Management Trust- Collateral Investment	—	5,390,025	5,390,025	—	—	491
Cash Management Trust- Short Term Investment	29,687,438	47,315,741	77,003,179	—	—	10,489
Total Value and Income Earned	349,388,110				413,740,812	2,769,948

^	On August 6, 2013, the Thrivent Asset Allocation Portfolios, as the shareholders of the Thrivent Growth and Income Plus Portfolio, redeemed their shares in-kind. The Growth and Income Plus Portfolio distributed fund securities rather than cash as payment for the redemption of these fund shares. These in-kind transactions were conducted at market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (2.1%)[a]	Value
Basic Materials (0.1%)
	Fortescue Metals Group, Ltd., Term Loan
$1,036,901	4.250%, 6/30/2019	$1,049,541
	Ineos Group Holdings, Ltd., Term Loan
1,381,979	4.000%, 5/4/2018	1,385,434
	Tronox Pigments BV, Term Loan
368,150	4.500%, 3/19/2020	372,660
	US Coatings Acquisition, Inc., Term Loan
853,550	4.750%, 2/1/2020	858,884

	Total	3,666,519

Capital Goods (0.1%)
	ADS Waste Holdings, Term Loan
1,108,800	4.250%, 10/9/2019	1,113,723
	Berry Plastics Group, Inc., Term Loan
1,821,237	3.500%, 2/8/2020	1,813,643
	Silver II Borrower, Term Loan
477,787	4.000%, 12/13/2019	478,284

	Total	3,405,650

Communications Services (0.6%)
	Atlantic Broadband Penn, LLC, Term Loan
632,000	3.250%, 11/30/2019	629,238
	Cequel Communications, LLC, Term Loan
610,341	3.500%, 2/14/2019	610,847
	Charter Communications Operating, LLC, Term Loan
243,775	3.000%, 7/1/2020	241,871
	Clear Channel Communications, Inc., Term Loan
24,347	3.819%, 1/29/2016	23,553
1,398,024	6.919%, 1/30/2019	1,333,366
449,628	7.669%, 7/30/2019	442,605
	Cricket Communications, Inc., Term Loan
158,400	4.750%, 10/10/2019	158,796
1,034,800	4.750%, 3/8/2020	1,038,246
	Cumulus Media Holdings, Inc., Term Loan
924,844	0.000%, 12/23/2020[b,c]	929,469
	Fairpoint Communications, Term Loan
1,215,812	7.500%, 2/14/2019	1,255,022
	Grande Communications Networks, LLC, Term Loan
741,275	4.500%, 5/29/2020	739,733
	Hargray Communications Group, Inc., Term Loan
1,049,725	4.750%, 6/26/2019	1,054,974
	Integra Telecom Holdings, Inc., Term Loan
739,413	5.250%, 2/22/2019	748,345
250,000	9.750%, 2/21/2020	256,687
	Level 3 Communications, Inc., Term Loan
1,555,000	4.000%, 1/15/2020	1,565,698
	Liberty Cablevision of Puerto Rico, Ltd., Term Loan
788,000	6.000%, 6/9/2017	788,000
	LTS Buyer, LLC, Term Loan
552,225	4.500%, 4/13/2020	554,125
62,000	8.000%, 4/12/2021	62,414
	McGraw-Hill Global Education Holdings, LLC, Term Loan
879,113	9.000%, 3/22/2019	894,128
	Mediacom Broadband, LLC, Term Loan
632,000	4.000%, 1/20/2020	631,608
	NEP Broadcasting, LLC, Term Loan
1,821,600	4.750%, 1/22/2020	1,826,609
68,571	9.500%, 7/22/2020	70,243
	NTelos, Inc., Term Loan
365,375	5.750%, 11/9/2019	365,985
	RCN Corporation, Term Loan
956,962	4.500%, 3/1/2020	963,794
	SBA Senior Finance II, LLC, Term Loan
175,954	3.750%, 9/28/2019	176,907
	Syniverse Holdings, Inc., Term Loan
950,131	4.000%, 4/23/2019	953,295
	TNS, Inc., Term Loan
722,500	5.000%, 2/14/2020	725,889
	Univision Communications, Inc., Term Loan
937,913	4.500%, 2/28/2020	942,021
507,813	4.500%, 3/1/2020	510,037
243,163	4.500%, 3/1/2020	244,466
	Virgin Media Investment Holdings, Ltd., Term Loan
1,505,000	3.500%, 6/8/2020	1,507,257
	Visant Corporation, Term Loan
1,569,246	5.250%, 12/22/2016	1,544,405
	WideOpenWest Finance, LLC, Term Loan
1,617,775	4.750%, 4/1/2019	1,624,246
	Zayo Group, LLC, Term Loan
1,476,984	4.000%, 7/2/2019[b,c]	1,477,324

	Total	26,891,203

Consumer Cyclical (0.4%)
	Bally Technologies, Inc., Term Loan
793,013	4.250%, 11/25/2020	798,215
	Burlington Coat Factory Warehouse Corporation, Term Loan
940,013	4.250%, 2/23/2017	948,238
	Cenveo Corporation, Term Loan
507,362	6.250%, 2/13/2017	509,478
	Ceridian Corporation, Term Loan
880,000	4.415%, 5/9/2017	882,473
	Chrysler Group, LLC, Term Loan
828,626	3.875%, 5/24/2017	833,573

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (2.1%)[a]	Value
Consumer Cyclical (0.4%) - continued
	Golden Nugget, Inc., Delayed Draw
$151,500	5.000%, 11/21/2019	$153,583
	Golden Nugget, Inc., Term Loan
353,500	5.500%, 11/21/2019	358,361
	J.C. Penney Corporation, Inc., Term Loan
368,150	6.000%, 5/22/2018	359,683
	Las Vegas Sands, LLC, Term Loan
4,700,000	0.000%, 12/17/2020[b,c]	4,693,655
	Marina District Finance Company, Inc., Term Loan
3,000,000	0.000%, 8/15/2018[b,c]	3,009,390
	MGM Resorts International, Term Loan
772,200	3.500%, 12/20/2019	773,652
	Mohegan Tribal Gaming Authority, Term Loan
1,500,000	5.500%, 11/19/2019	1,521,570
	ROC Finance, LLC, Term Loan
1,351,612	5.000%, 6/20/2019	1,292,060
	Seminole Indian Tribe of Florida, Term Loan
435,850	3.000%, 4/29/2020	434,895
	Seven Seas Cruises S de RL, LLC, Term Loan
1,422,000	4.750%, 12/21/2018	1,436,220
	Toys R Us, Inc., Term Loan
1,239,639	5.250%, 5/25/2018	1,043,627

	Total	19,048,673

Consumer Non-Cyclical (0.3%)
	Albertsons, Inc., Term Loan
1,084,550	4.750%, 3/21/2019[b,c]	1,089,517
	Biomet, Inc., Term Loan
995,000	3.670%, 7/25/2017	1,000,602
	CHS/Community Health Systems, Inc., Term Loan
800,000	3.737%, 1/25/2017	805,872
	Del Monte Corporation, Term Loan
150,318	4.000%, 3/8/2018	150,665
	DJO Finance, LLC, Term Loan
1,154,641	4.750%, 9/15/2017	1,165,471
	Grifols, Inc., Term Loan
784,369	4.250%, 6/1/2017	788,574
	Hologic, Inc., Term Loan
770,303	3.750%, 8/1/2019	774,155
	JBS USA, LLC, Term Loan
910,800	3.750%, 5/25/2018	910,800
	McJunkin Red Man Corporation, Term Loan
618,450	5.000%, 11/8/2019	626,181
	Rite Aid Corporation, Term Loan
183,613	4.000%, 2/21/2020	184,224
365,000	5.750%, 8/21/2020	373,555
	Roundy’s Supermarkets, Inc., Term Loan
1,077,089	5.750%, 2/13/2019	1,075,915
	Supervalu, Inc., Term Loan
1,117,742	5.000%, 3/21/2019	1,127,344
	Van Wagner Communications, LLC, Term Loan
678,150	6.250%, 8/3/2018	685,779

	Total	10,758,654

Energy (0.2%)
	Arch Coal, Inc., Term Loan
3,219,395	6.250%, 5/16/2018	3,171,780
	Chesapeake Energy Corporation, Term Loan
2,325,000	5.750%, 12/2/2017	2,371,500
	Offshore Group Investment, Ltd., Term Loan
997,463	5.750%, 3/28/2019	1,008,375
	Pacific Drilling SA, Term Loan
492,525	4.500%, 6/3/2018	497,761

	Total	7,049,416

Financials (0.1%)
	GEO Group, Inc., Term Loan
244,770	3.250%, 4/3/2020	242,934
	Intelsat Jackson Holdings SA, Term Loan
1,097,851	3.750%, 6/30/2019	1,105,229
	MoneyGram International, Inc., Term Loan
972,650	4.250%, 3/27/2020	980,859
	WaveDivision Holdings, LLC, Term Loan
1,470,150	4.000%, 10/12/2019	1,475,663

	Total	3,804,685

Technology (0.1%)
	First Data Corporation Extended, Term Loan
1,540,000	4.164%, 3/23/2018	1,541,063
	First Data Corporation, Term Loan
640,000	4.164%, 9/24/2018	640,358
	Freescale Semiconductor, Inc., Term Loan
883,325	5.000%, 3/1/2020	891,681
600,495	5.000%, 1/15/2021	606,710
	Infor US, Inc., Term Loan
799,639	5.250%, 4/5/2018	801,470
245,000	0.000%, 6/3/2020[b,c]	244,439
	SunGard Data Systems, Inc., Term Loan
1,183,050	4.500%, 1/31/2020	1,187,983

	Total	5,913,704

Transportation (0.1%)
	American Airlines, Inc., Term Loan
1,044,750	3.750%, 6/27/2019	1,049,974

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (2.1%)[a]	Value
Transportation (0.1%) - continued
	American Petroleum Tankers Parent, LLC, Term Loan
$277,126	4.750%, 10/2/2019	$277,126
	Delta Air Lines, Inc., Term Loan
1,235,786	3.500%, 4/20/2017	1,239,543
	United Air Lines, Inc., Term Loan
610,388	4.000%, 4/1/2019	613,440

	Total	3,180,083

Utilities (0.1%)
	Calpine Corporation, Term Loan
183,117	4.000%, 4/1/2018	184,174
1,264,000	4.000%, 10/9/2019	1,271,331
	Intergen NV, Term Loan
487,550	5.500%, 6/15/2020	491,207
	NGPL PipeCo, LLC, Term Loan
1,108,140	6.750%, 9/15/2017	1,030,337

	Total	2,977,049

	Total Bank Loans (cost $86,279,126)	86,695,636

Shares	Mutual Funds (46.9%)
Equity Mutual Funds (39.6%)
5,165,495	Thrivent Partner Small Cap Growth Portfolio	99,350,542
3,387,094	Thrivent Partner Small Cap Value Portfolio	95,754,838
4,544,703	Thrivent Small Cap Stock Portfolio	80,744,824
6,555,161	Thrivent Partner Mid Cap Value Portfolio	120,947,314
14,161,368	Thrivent Mid Cap Stock Portfolio	250,137,905
46,799,927	Thrivent Partner Worldwide Allocation Portfolio	469,014,832
19,051,500	Thrivent Large Cap Value Portfolio	296,898,574
22,150,339	Thrivent Large Cap Stock Portfolio	261,579,999

	Total	1,674,428,828

Fixed Income Mutual Funds (7.3%)
24,872,766	Thrivent High Yield Portfolio	126,092,487
13,668,836	Thrivent Income Portfolio	141,401,371
4,308,948	Thrivent Limited Maturity Bond Portfolio	42,310,425

	Total	309,804,283

	Total Mutual Funds (cost $1,663,974,578)	1,984,233,111

	Common Stock (28.9%)
Consumer Discretionary (4.7%)
18,100	888 Holdings Public Company, Ltd.	51,736
42,042	Amazon.com, Inc.[d]	16,765,929
4,000	Aoyama Trading Company, Ltd.	108,177
20,850	AutoZone, Inc.[d]	9,965,049
35,400	Barnes & Noble, Inc.[d]	529,230
57,800	Best Buy Company, Inc.	2,305,064
12,800	Bloomin’ Brands, Inc.[d]	307,328
72,900	Cablevision Systems Corporation	1,307,097
28,650	CBS Corporation	1,826,151
7,800	Charter Communications, Inc.[d]	1,066,728
58,190	Cheesecake Factory, Inc.	2,808,831
9,900	Children’s Place Retail Stores, Inc.[d]	564,003
14,300	Cineworld Group plc	90,073
405,286	Comcast Corporation	21,060,687
1,900	Continental AG	417,412
26,200	Crocs, Inc.[d]	417,104
700	Daimler AG	60,749
23,200	Dana Holding Corporation	455,184
15,200	David Jones, Ltd.	41,082
77,569	Delphi Automotive plc	4,664,224
30,232	Discovery Communications, Inc.[d]	2,733,577
23,800	DISH Network Corporation[d]	1,378,496
53,756	Dollar Tree, Inc.[d]	3,032,914
12,600	Dunkin’ Brands Group, Inc.	607,320
18,700	Enterprise Inns plc[d]	47,772
8,418	Finish Line, Inc.	237,135
208,500	Ford Motor Company	3,217,155
37,200	Francesca’s Holdings Corporation[d,e]	684,852
13,200	Fuji Heavy Industries, Ltd.	379,354
23,100	Gannett Company, Inc.	683,298
7,000	General Motors Company[d]	286,090
49,800	GNC Holdings, Inc.	2,910,810
44,200	Halfords Group plc	327,638
5,600	Harley-Davidson, Inc.	387,744
8,300	Harman International Industries, Inc.	679,355
9,493	Hasbro, Inc.	522,210
45,600	Haseko Corporation[d]	347,425
110,450	Home Depot, Inc.	9,094,453
69,900	Home Retail Group plc	222,643
22,810	HomeAway, Inc.[d,e]	932,473
81,197	Ignite Restaurant Group, Inc.[d]	1,014,963
8,800	iRobot Corporation[d]	305,976
6,400	ITT Educational Services, Inc.[d,e]	214,912
118,800	ITV plc	382,318
13,100	Kingfisher plc	83,631
15,200	Kohl’s Corporation	862,600
233,577	Las Vegas Sands Corporation	18,422,218
33,398	LeapFrog Enterprises, Inc.[d,e]	265,180
28,287	LifeLock, Inc.[d]	464,190
15,129	Limited Brands, Inc.	935,729
118,860	Lowe’s Companies, Inc.	5,889,513
10,286	M/I Homes, Inc.[d]	261,779
34,000	Macy’s, Inc.	1,815,600
45,240	Marriott International, Inc.	2,233,046
13,100	Marriott Vacations Worldwide Corporation[d]	691,156
94,072	MDC Partners, Inc.	2,399,777
66,100	Mediaset SPA[d]	313,475
31,980	Meredith Corporation[e]	1,656,564
32,800	MGM China Holdings, Ltd.	140,380
20,500	Michael Kors Holdings, Ltd.[d]	1,664,395
14,600	Mitchells & Butlers plc[d]	102,156
6,700	N Brown Group plc	59,108
101,450	News Corporation	3,510,170

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (28.9%)	Value
Consumer Discretionary (4.7%) - continued
51,130	Nexstar Broadcasting Group, Inc.	$2,849,475
142,150	NIKE, Inc.	11,178,676
5,400	Noodles & Company[d,e]	193,968
16,200	Omnicom Group, Inc.	1,204,794
8,613	O’Reilly Automotive, Inc.[d]	1,108,579
4,300	Pandora AS	233,734
58,640	Papa John’s International, Inc.	2,662,256
12,810	PetSmart, Inc.	931,928
40,148	Pier 1 Imports, Inc.	926,616
600	Priceline.com, Inc.[d]	697,440
18,900	Regal Entertainment Group[e]	367,605
4,500	Renault SA	362,145
17,110	Ross Stores, Inc.	1,282,052
7,100	Safilo Group SPA[d]	165,410
12,100	Scientific Games Corporation[d]	204,853
13,300	Scripps Networks Interactive, Inc.	1,149,253
51,000	Seven West Media, Ltd.	107,466
12,700	Signet Jewelers, Ltd.	999,490
107,000	SJM Holdings, Ltd.	359,677
58,300	Smith & Wesson Holding Corporation[d,e]	786,467
46,700	Southern Cross Media Group, Ltd.	70,656
27,200	Starwood Hotels & Resorts Worldwide, Inc.	2,161,040
12,200	Sturm, Ruger & Company, Inc.[e]	891,698
4,000	Takkt AG	74,233
6,300	Target Corporation	398,601
12,000	Technicolor SAd	63,577
18,100	Tempur-Pedic International, Inc.[d]	976,676
9,800	Tenneco, Inc.[d]	554,386
12,400	The Restaurant Group plc	121,642
29,080	Time Warner Cable, Inc.	3,940,340
10,800	TJX Companies, Inc.	688,284
27,700	Toll Brothers, Inc.[d]	1,024,900
11,400	TomTom NVd	80,920
10,700	Toyota Motor Corporation	652,433
34,460	Tractor Supply Company	2,673,407
1,300	TS Tech Company, Ltd.	43,876
108,570	Tuesday Morning Corporation[d]	1,732,777
280,100	Twenty-First Century Fox, Inc.	9,853,918
11,200	Under Armour, Inc.[d,e]	977,760
8,800	Urban Outfitters, Inc.[d]	326,480
23,500	USS Company, Ltd.	322,338
12,952	VF Corporation	807,428
31,000	Viacom, Inc.	2,707,540
18,600	Weight Watchers International, Inc.[e]	612,498
30,600	Wyndham Worldwide Corporation	2,254,914
6,570	Wynn Resorts, Ltd.	1,275,960

	Total	200,273,554

Consumer Staples (1.5%)
65,500	Altria Group, Inc.	2,514,545
5,979	Andersons, Inc.	533,147
48,200	Anheuser-Busch InBev NV ADR	5,131,372
37,476	Annie’s, Inc.[d,e]	1,612,967
50,000	Archer-Daniels-Midland Company	2,170,000
15,490	Beam, Inc.	1,054,249
6,900	Brown-Forman Corporation	521,433
35,600	Bunge, Ltd.	2,923,116
5,500	Campbell Soup Company	238,040
35,800	Colgate-Palmolive Company	2,334,518
3,900	Cranswick plc	76,801
109,800	CVS Caremark Corporation	7,858,386
2,169	Energizer Holdings, Inc.	234,773
69,300	Greencore Group plc	255,910
17,970	Hain Celestial Group, Inc.[d]	1,631,317
3,500	Henkel AG & Company KGaA	406,823
57,451	Ingredion, Inc.	3,933,095
5,900	Japan Tobacco, Inc.	191,979
18,370	Kimberly-Clark Corporation	1,918,930
12,600	Koninklijke (Royal) Ahold NV	226,437
18,480	Kraft Foods Group, Inc.	996,442
55,300	Kroger Company	2,186,009
1,955	Leroy Seafood Group ASA	57,280
2,400	Mandom Corporation	75,989
80,360	Mondelez International, Inc.	2,836,708
22,030	Monster Beverage Corporation[d]	1,492,973
85,800	Nestle SA	6,288,287
20,616	Philip Morris International, Inc.	1,796,272
6,100	Prestige Brands Holdings, Inc.[d]	218,380
28,200	Procter & Gamble Company	2,295,762
83,500	Rite Aid Corporation[d]	422,510
700	Royal Unibrew AS	95,007
51,300	Safeway, Inc.	1,670,841
9,300	United Natural Foods, Inc.[d]	701,127
19,200	Wal-Mart Stores, Inc.	1,510,848
141,230	WhiteWave Foods Company[d]	3,239,816
16,556	Whole Foods Market, Inc.	957,434
12,300	Woolworths, Ltd.	372,459

	Total	62,981,982

Energy (3.2%)
402,090	Alpha Natural Resources, Inc.[d]	2,870,923
35,500	Anadarko Petroleum Corporation	2,815,860
4,000	Atwood Oceanics, Inc.[d]	213,560
1,860	Awilco Drilling plc	39,685
3,500	Bristow Group, Inc.	262,710
62,951	BW Offshore, Ltd.	75,357
9,300	C&J Energy Services, Inc.[d]	214,830
4,356	Cabot Oil & Gas Corporation	168,839
19,180	Cameron International Corporation[d]	1,141,785
350	CARBO Ceramics, Inc.	40,786
46,580	Chevron Corporation	5,818,308
1,920	Cimarex Energy Company	201,427
38,100	Cloud Peak Energy, Inc.[d]	685,800
69,500	Cobalt International Energy, Inc.[d]	1,143,275
31,520	Concho Resources, Inc.[d]	3,404,160
190,550	Consol Energy, Inc.	7,248,522
200	Delek Group, Ltd.	76,397
11,500	Denbury Resources, Inc.[d]	188,945
22,900	Dril-Quip, Inc.[d]	2,517,397
27,080	Energy XXI, Ltd.	732,785
2,730	Ensco plc	156,101
56,136	EOG Resources, Inc.	9,421,866
67,645	EQT Corporation	6,073,168
13,100	Exterran Holdings, Inc.[d]	448,020

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (28.9%)	Value
Energy (3.2%) - continued
67,000	Exxon Mobil Corporation	$6,780,400
400	Frank’s International NV	10,800
1,239	Fred Olsen Energy ASA	50,558
2,790	Helmerich & Payne, Inc.	234,583
34,300	HollyFrontier Corporation	1,704,367
13,100	Hunting plc	169,495
42,500	Key Energy Services, Inc.[d]	335,750
446,298	Marathon Oil Corporation	15,754,319
3,200	Marathon Petroleum Corporation	293,536
89,500	Nabors Industries, Ltd.	1,520,605
39,260	National Oilwell Varco, Inc.	3,122,348
3,250	Newfield Exploration Company[d]	80,048
4,590	Noble Corporation	171,987
3,100	Noble Energy, Inc.	211,141
54,320	Oasis Petroleum, Inc.[d]	2,551,410
16,000	Occidental Petroleum Corporation	1,521,600
18,680	Oceaneering International, Inc.	1,473,478
2,315	Oil States International, Inc.[d]	235,482
115,419	Peabody Energy Corporation	2,254,133
55,500	Petroleo Brasileiro SA ADR	764,790
3,920	Pioneer Natural Resources Company	721,554
1,990	Range Resources Corporation	167,777
99,730	Rex Energy Corporation[d]	1,965,678
38,770	Rosetta Resources, Inc.[d]	1,862,511
4,200	Rowan Companies plc[d]	148,512
70	Royal Dutch Shell plc, Class A	2,509
5,200	Royal Dutch Shell plc, Class B	196,146
169,220	Schlumberger, Ltd.	15,248,414
38,000	SM Energy Company	3,158,180
52,000	Southwestern Energy Company[d]	2,045,160
10,100	Superior Energy Services, Inc.[d]	268,761
9,000	TonenGeneral Sekiyu KK	82,585
107,900	Total SA ADR	6,611,033
29,000	Valero Energy Corporation	1,461,600
939,567	Weatherford International, Ltd.[d]	14,553,893
2,640	Whiting Petroleum Corporation[d]	163,337

	Total	133,858,986

Financials (5.2%)
45,350	ACE, Ltd.	4,695,085
9,900	Aegon NV	93,818
33,258	Affiliated Managers Group, Inc.[d]	7,212,995
10,100	Allied World Assurance Company Holdings AG	1,139,381
36,540	Allstate Corporation	1,992,892
10,700	Altisource Residential Corporation	322,177
19,100	American Assets Trust, Inc.	600,313
52,600	American International Group, Inc.	2,685,230
18,330	Ameriprise Financial, Inc.	2,108,866
13,100	AmTrust Financial Services, Inc.[e]	428,239
13,900	Aspen Insurance Holdings, Ltd.	574,209
54,300	Aviva plc	406,245
18,500	AXA SA	515,183
19,100	Axis Capital Holdings, Ltd.	908,587
401,340	Bank of America Corporation	6,248,864
1,500	Bank of Georgia Holdings plc	59,511
5,600	Bankinter SA	38,481
13,300	Banner Corporation	596,106
31,713	Barclays plc	143,403
51,420	BBCN Bancorp, Inc.	853,058
48,700	Berkshire Hathaway, Inc.[d]	5,773,872
7,100	BNP Paribas SA	553,854
9,992	Boston Properties, Inc.	1,002,897
19,100	Camden Property Trust	1,086,408
71,000	CapitaMall Trust	107,446
13,700	Cash America International, Inc.	524,710
242,917	Citigroup, Inc.	12,658,405
9,065	CNA Financial Corporation	388,798
54,080	CNO Financial Group, Inc.	956,675
25,720	Columbia Banking System, Inc.	707,557
17,000	Comerica, Inc.	808,180
14,000	Credit Suisse Group AGd	432,087
79,700	DCT Industrial Trust, Inc.	568,261
22,800	DDR Corporation	350,436
36,200	Deutsche Bank AGe	1,746,288
51,899	Discover Financial Services	2,903,749
15,316	DnB ASA	274,894
43,250	Education Realty Trust, Inc.	381,465
18,288	Equity Residential	948,599
11,400	Evercore Partners, Inc.	681,492
11,590	Extra Space Storage, Inc.	488,287
17,600	F.N.B. Corporation	222,112
111,100	Fifth Third Bancorp	2,336,433
51,500	First Horizon National Corporation	599,975
12,500	First Industrial Realty Trust, Inc.	218,125
63,800	First Niagara Financial Group, Inc.	677,556
64,480	First Republic Bank	3,375,528
26,900	Franklin Street Properties Corporation	321,455
27,400	Fulton Financial Corporation	358,392
14,300	FXCM, Inc.	255,112
17,500	GAM Holding AGd	340,732
14,900	Gaming and Leisure Properties, Inc.[d]	757,069
25,600	Grainger plc	86,499
2,600	Grupo Catalana Occidente SA	93,205
21,100	Hang Seng Bank, Ltd.	342,697
68,030	Hanmi Financial Corporation	1,489,177
26,500	Hatteras Financial Corporation	433,010
36,272	HCC Insurance Holdings, Inc.	1,673,590
11,063	Health Care REIT, Inc.	592,645
18,731	Henderson Group plc	71,174
42,000	Henderson Land Development Company, Ltd.	240,112
69,095	Host Hotels & Resorts, Inc.	1,343,207
356,500	Huntington Bancshares, Inc.	3,440,225
43,800	Intermediate Capital Group plc	305,399
93,010	Invesco, Ltd.	3,385,564
39,000	iShares Barclays 1-3 Year Credit Bond Fund	4,112,940
37,400	iShares Russell 2000 Index Fund	4,312,594
186,910	J.P. Morgan Chase & Company	10,930,497
70,200	KeyCorp	942,084
30,676	Kimco Realty Corporation	605,851
26,850	Lazard, Ltd.	1,216,842
360,700	Lloyds TSB Group plc[d]	473,309
8,400	M&T Bank Corporation[e]	977,928

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (28.9%)	Value
Financials (5.2%) - continued
18,000	Macerich Company	$1,060,020
192,700	Man Group plc	272,225
17,200	MasterCard, Inc.	14,369,912
115,740	MetLife, Inc.	6,240,701
78,000	Mitsubishi UFJ Financial Group, Inc.	517,873
7,400	Mitsui & Company, Ltd.	103,164
175,000	Mizuho Financial Group, Inc.	379,931
14,900	Montpelier Re Holdings, Inc.	433,590
126,450	Morgan Stanley	3,965,472
35,700	NASDAQ OMX Group, Inc.	1,420,860
12,600	NKSJ Holdings, Inc.	350,704
9,900	Nordea Bank AB	133,480
66,200	North Pacific Bank, Ltd.	269,579
19,700	Northern Trust Corporation	1,219,233
44,000	Oversea-Chinese Banking Corporation, Ltd.	356,630
31,250	Parkway Properties, Inc.	602,812
22,200	Pebblebrook Hotel Trust	682,872
20,500	PHH Corporation[d]	499,175
41,500	Piedmont Office Realty Trust, Inc.	685,580
8,100	Portfolio Recovery Associates, Inc.[d]	428,004
13,200	Progressive Corporation	359,964
16,700	Prologis, Inc.	617,065
21,200	Protective Life Corporation	1,073,992
29,100	Prudential Financial, Inc.	2,683,602
15,700	Prudential plc	350,803
3,803	Public Storage, Inc.	572,428
8,200	Raymond James Financial, Inc.	427,958
11,100	RLJ Lodging Trust	269,952
8,100	SBI Holdings, Inc.	122,993
10,792	Simon Property Group, Inc.	1,642,111
23,200	SLM Corporation	609,696
13,100	Spar Nord Bank ASd	118,855
236,100	SPDR Euro Stoxx 50 ETF	9,963,420
16,300	SPDR Gold Trust[d,e]	1,893,571
99,100	SPDR S&P 500 ETF Trust	18,300,797
8,680	SPDR S&P Biotech ETF	1,130,136
41,580	State Street Corporation	3,051,556
13,953	Stewart Information Services Corporation	450,263
9,700	Sumitomo Mitsui Financial Group, Inc.	504,433
55,910	SVB Financial Group[d]	5,862,723
15,340	T. Rowe Price Group, Inc.	1,285,032
11,700	Tanger Factory Outlet Centers, Inc.	374,634
19,500	TCF Financial Corporation	316,875
48,910	Terreno Realty Corporation	865,707
24,930	Texas Capital Bancshares, Inc.[d]	1,550,646
39,700	The Paragon Group Of Companies plc	244,224
10,500	Tokio Marine Holdings, Inc.	351,432
51,200	Visa, Inc.	11,401,216
9,315	Vornado Realty Trust	827,079
15,100	W.R. Berkley Corporation	655,189
77,290	Wells Fargo & Company	3,508,966
111,641	Zions Bancorporation	3,344,764

	Total	220,221,940

Health Care (3.3%)
9,700	Abbott Laboratories	371,801
21,600	Acorda Therapeutics, Inc.[d]	630,720
7,754	Actavis, Inc.[d]	1,302,672
1,800	Actelion, Ltd.[d]	152,678
73,100	Akorn, Inc.[d]	1,800,453
28,880	Align Technology, Inc.[d]	1,650,492
73,900	Allscripts Healthcare Solutions, Inc.[d]	1,142,494
25,204	AmerisourceBergen Corporation	1,772,093
65,230	Baxter International, Inc.	4,536,747
23,460	BioMarin Pharmaceutical, Inc.[d]	1,648,534
118,300	BioScrip, Inc.[d]	875,420
7,787	C.R. Bard, Inc.	1,042,991
14,434	Catamaran Corporation[d]	685,326
14,800	Centene Corporation[d]	872,460
20,180	Cerner Corporation[d]	1,124,833
6,300	Charles River Laboratories International, Inc.[d]	334,152
12,492	CIGNA Corporation	1,092,800
31,600	Community Health Systems, Inc.[d]	1,240,932
282,270	Covidien plc	19,222,587
6,567	Dechra Pharmaceuticals plc	76,395
20,000	DENTSPLY International, Inc.	969,600
1,000	Draegerwerk AG & Company KGaA	130,798
20,700	Envision Healthcare Holdings, Inc.[d]	735,264
67,144	ExamWorks Group, Inc.[d,e]	2,005,591
243,750	Express Scripts Holding Company[d]	17,121,000
9,400	Faes Farma, SA	34,240
313,900	Gilead Sciences, Inc.[d]	23,589,585
5,400	GlaxoSmithKline plc	144,275
2,700	GN Store Nord AS	66,355
22,900	HCA Holdings, Inc.[d]	1,092,559
20,400	Healthways, Inc.[d]	313,140
15,500	Illumina, Inc.[d,e]	1,714,610
1,600	Lonza Group AGd	152,053
1,730	Magellan Health Services, Inc.[d]	103,644
22,300	McKesson Corporation	3,599,220
143,140	Merck & Company, Inc.	7,164,157
2,100	Merck KGaA	376,800
6,480	Mettler-Toledo International, Inc.[d]	1,571,983
11,800	Molina Healthcare, Inc.[d]	410,050
41,700	Neurocrine Biosciences, Inc.[d]	389,478
7,800	Nobel Biocare Holding AGd	122,135
11,700	Novartis AG	937,748
60,114	NuVasive, Inc.[d]	1,943,486
14,000	PAREXEL International Corporation[d]	632,520
101,916	PDL BioPharma, Inc.[e]	860,171
22,300	PerkinElmer, Inc.	919,429
61,324	Perrigo Company plc[e]	9,410,781
24,700	Questcor Pharmaceuticals, Inc.[e]	1,344,915
5,400	ResMed, Inc.[e]	254,232
3,200	Roche Holding AG	896,404
600	Roche Holding AG	166,879
5,700	Sanofi	608,733
76,200	Sanofi ADR	4,086,606

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (28.9%)	Value
Health Care (3.3%) - continued
1,400	Stada Arzneimittel AG	$69,314
13,000	Team Health Holdings, Inc.[d]	592,150
61,500	Thoratec Corporation[d]	2,250,900
16,800	United Therapeutics Corporation[d]	1,899,744
70,136	UnitedHealth Group, Inc.	5,281,241
12,000	Universal Health Services, Inc.	975,120
800	Veeva Systems, Inc.[d]	25,680
18,700	Waters Corporation[d]	1,870,000
22,119	Zimmer Holdings, Inc.	2,061,270

	Total	140,470,440

Industrials (3.8%)
17,300	3M Company	2,426,325
27,920	Actuant Corporation	1,022,989
16,720	Acuity Brands, Inc.	1,827,830
49,900	ADT Corporation	2,019,454
35,500	AGCO Corporation	2,101,245
9,633	Allegion plc[d]	425,682
66,519	AMETEK, Inc.	3,503,556
27,880	Apogee Enterprises, Inc.	1,001,171
1,100	Arcadis NV	38,793
9,200	Arkansas Best Corporation	309,856
19,200	Armstrong World Industries, Inc.[d]	1,106,112
29,000	Avis Budget Group, Inc.[d]	1,172,180
20,289	B/E Aerospace, Inc.[d]	1,765,752
11,900	Babcock & Wilcox Company	406,861
19,700	BAM Group	102,722
6,800	Berendsen plc	105,541
86,900	Boeing Company	11,860,981
23,380	Briggs & Stratton Corporation[e]	508,749
34,600	Carillion plc	189,699
300	Central Japan Railway Company	35,356
29,800	Chemring Group plc	110,866
24,640	CLARCOR, Inc.	1,585,584
7,500	Colfax Corporation[d]	477,675
600	Compagnie de Saint-Gobain	33,052
152,984	CSX Corporation	4,401,350
12,900	Cummins, Inc.	1,818,513
7,500	Daifuku Company, Ltd.	96,002
11,000	Deluxe Corporation	574,090
56,300	DigitalGlobe, Inc.[d]	2,316,745
20,400	Dover Corporation	1,969,416
1,300	Elbit Systems, Ltd.	78,516
66,614	EMCOR Group, Inc.	2,827,098
6,600	EnerSys, Inc.	462,594
4,000	Esterline Technologies Corporation[d]	407,840
1,300	European Aeronautic Defence and Space Company	99,802
36,700	Exelis, Inc.	699,502
31,940	Expeditors International of Washington, Inc.	1,413,345
16,100	Fastenal Company	764,911
18,600	Ferrovial SA	360,317
29,398	Flowserve Corporation	2,317,444
34,250	Fluor Corporation	2,749,932
29,850	Fortune Brands Home and Security, Inc.	1,364,145
35,400	Foster Wheeler AGd	1,168,908
35,030	GATX Corporation	1,827,515
16,300	Graco, Inc.	1,273,356
14,300	GWA Group, Ltd.	38,913
13,000	Hanwa Company, Ltd.	69,653
67,500	HNI Corporation	2,621,025
150,522	Honeywell International, Inc.	13,753,195
6,900	Huntington Ingalls Industries, Inc.	621,069
2,200	I.M.A. Industria Macchine Automatiche SPA	84,743
4,200	IHS, Inc.[d]	502,740
72,000	Ingersoll-Rand plc	4,435,200
16,900	ITE Group plc	85,944
192,990	Jacobs Engineering Group, Inc.[d]	12,156,440
19,486	JB Hunt Transport Services, Inc.	1,506,268
11,400	JM AB	322,089
17,000	Kamigumi Company, Ltd.	155,983
15,296	Kansas City Southern	1,894,104
140,000	Kawasaki Kisen Kaisha, Ltd.	354,594
11,800	Keller Group plc	224,518
11,900	Komori Corporation	202,912
11,700	Koninklijke Philips NV	430,810
69,650	Korn/Ferry International[d]	1,819,258
5,700	KUKA AG	267,515
36,600	Landstar System, Inc.	2,102,670
3,300	Lindsay Manufacturing Company[e]	273,075
7,100	Lockheed Martin Corporation	1,055,486
39,193	Manitowoc Company, Inc.	913,981
74,400	Manpower, Inc.	6,387,984
10,400	Matson, Inc.	271,544
18,500	Mermaid Marine Australia, Ltd.	56,163
21,000	MRC Global, Inc.[d]	677,460
25,100	Mueller Water Products, Inc.	235,187
20,000	Nielsen Holdings NV	917,800
27,000	Nippon Express Company, Ltd.	130,697
2,900	Nishio Rent All Company, Ltd.	73,448
12,600	Northgate plc	107,308
10,800	Old Dominion Freight Line, Inc.[d]	572,616
63,966	Oshkosh Corporation	3,222,607
2,500	Osterreichische Post Aktiengesellschaft	119,955
10,307	Parker Hannifin Corporation	1,325,892
49,135	Pentair, Ltd.	3,816,315
57,420	Quanta Services, Inc.[d]	1,812,175
5,900	Randstad Holding NV	382,871
39,300	Republic Airways Holdings, Inc.[d]	420,117
54,590	Ritchie Brothers Auctioneers, Inc.[e]	1,251,749
35,750	Robert Half International, Inc.	1,501,142
2,300	Rockwell Automation, Inc.	271,768
14,842	Roper Industries, Inc.	2,058,289
12,500	SAS ABd	32,004
7,700	Seven Group Holdings, Ltd.	55,400
19,600	Shanks Group plc	35,199
61,000	Singapore Airport Terminal Services, Ltd.	156,304
13,500	Skilled Group, Ltd.	41,129
1,600	SMC Corporation	403,822
98,500	Southwest Airlines Company	1,855,740
23,700	Spirit Airlines, Inc.[d]	1,076,217
18,573	Stericycle, Inc.[d]	2,157,625
2,800	Temp Holdings Company, Ltd.	74,555

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (28.9%)	Value
Industrials (3.8%) - continued
19,570	Tennant Company	$1,327,042
21,300	Titan International, Inc.	382,974
10,000	Tyco International, Ltd.	410,400
70,800	Union Pacific Corporation	11,894,400
25,850	United Rentals, Inc.[d,e]	2,015,007
8,901	United Stationers, Inc.	408,467
5,300	United Technologies Corporation	603,140
30,300	Wabash National Corporation[d]	374,205
11,000	WESCO International, Inc.[d]	1,001,770

	Total	158,940,044

Information Technology (5.5%)
49,700	Accenture plc	4,086,334
61,100	Activision Blizzard, Inc.	1,089,413
39,115	Agilent Technologies, Inc.	2,236,987
11,400	Alliance Data Systems Corporation[d]	2,997,402
22,900	Amdocs, Ltd.	944,396
19,700	Amphenol Corporation	1,756,846
3,300	Anixter International, Inc.	296,472
25,394	ANSYS, Inc.[d]	2,214,357
49,678	Apple, Inc.[f]	27,874,823
88,952	Applied Materials, Inc.	1,573,561
26,700	Arris Group, Inc.[d]	650,545
5,800	Aspen Technology, Inc.[d]	242,440
328,600	Atmel Corporation[d]	2,572,938
61,538	Autodesk, Inc.[d]	3,097,208
19,700	AVG Technologies NVd	339,037
22,800	Avnet, Inc.	1,005,708
28,360	Broadridge Financial Solutions, Inc.	1,120,787
124,800	Brocade Communications Systems, Inc.[d]	1,106,976
1,900	Cap Gemini SA	128,603
34,485	Ciena Corporation[d]	825,226
348,790	Cisco Systems, Inc.	7,830,335
79,247	CoreLogic, Inc.[d]	2,815,646
15,732	DST Systems, Inc.	1,427,522
45,421	E2open, Inc.[d,e]	1,086,016
16,098	eBay, Inc.[d]	883,619
13,900	Electrocomponents plc	64,342
10,700	Ellie Mae, Inc.[d]	287,509
247,800	EMC Corporation	6,232,170
23,034	Euronet Worldwide, Inc.[d]	1,102,177
900	EVS Broadcast Equipment SA	58,289
13,844	F5 Networks, Inc.[d]	1,257,866
309,150	Facebook, Inc.[d]	16,898,139
33,200	Fairchild Semiconductor International, Inc.[d]	443,220
4,900	FEI Company	437,864
9,300	FLIR Systems, Inc.	279,930
26,250	Gartner, Inc.[d]	1,865,062
11,900	Genpact, Ltd.[d]	218,603
25,473	Google, Inc.[d]	28,547,846
36,600	Guidewire Software, Inc.[d]	1,795,962
6,500	iGATE Corporation[d]	261,040
200	Inficon Holding AGd	77,250
79,900	Informatica Corporation[d]	3,315,850
29,300	InterDigital, Inc.[e]	864,057
9,000	International Business Machines Corporation	1,688,130
17,600	Ixia[d]	234,256
20,300	j2 Global, Inc.[e]	1,015,203
38,827	Juniper Networks, Inc.[d]	876,325
23,500	Laird plc	108,051
25,783	Lam Research Corporation[d]	1,403,884
4,375	Leidos Holdings, Inc.	203,394
12,849	Lexmark International, Inc.[e]	456,396
3,160	LinkedIn Corporation[d]	685,183
9,153	Micro Focus International plc	116,518
34,305	Microchip Technology, Inc.[e]	1,535,149
51,820	Microsoft Corporation	1,939,623
39,300	Monster Worldwide, Inc.[d]	280,209
212,939	NetApp, Inc.	8,760,310
14,100	NeuStar, Inc.[d]	703,026
12,001	Nice Systems, Ltd. ADR	491,561
32,200	Nokia Oyj[d]	260,177
23,401	Nuance Communications, Inc.[d]	355,695
178,819	NVIDIA Corporation	2,864,680
39,470	NXP Semiconductors NVd	1,812,857
51,200	Oracle Corporation	1,958,912
1,600	Otsuka Corporation	204,407
34,004	Plantronics, Inc.	1,579,486
57,500	Polycom, Inc.[d]	645,725
165,761	QUALCOMM, Inc.	12,307,754
137,750	Salesforce.com, Inc.[d]	7,602,423
12,415	Sapient Corporation[d]	215,524
1,600	SCSK Corporation	41,996
7,600	Seagate Technology plc	426,816
5,800	Seiko Epson Corporation	156,162
15,600	ServiceNow, Inc.[d]	873,756
27,500	SunPower Corporation[d,e]	819,775
222,940	Symantec Corporation	5,256,925
28,780	Synopsys, Inc.[d]	1,167,605
39,200	Take-Two Interactive Software, Inc.[d]	680,904
48,400	Teradata Corporation[d]	2,201,716
136,495	Teradyne, Inc.[d]	2,405,042
139,600	Texas Instruments, Inc.	6,129,836
27,700	Trimble Navigation, Ltd.[d]	961,190
93,737	TriQuint Semiconductor, Inc.[d]	781,767
150	Twitter, Inc.[d]	9,548
29,980	Ubiquiti Networks, Inc.[d,e]	1,377,881
29,010	VeriFone Systems, Inc.[d]	778,048
47,450	Virtusa Corporation[d]	1,807,371
107,600	Vishay Intertechnology, Inc.[d]	1,426,776
138,950	VMware, Inc.[d]	12,465,205
3,700	Wincor Nixdorf AG	256,833
2,100	Xaar plc	39,030
159,700	Xerox Corporation	1,943,549
83,756	Xilinx, Inc.	3,846,076
11,700	Xoom Corporation[d]	320,229

	Total	230,689,267

Materials (0.9%)
5,400	AEP Industries, Inc.[d]	285,282
14,990	Airgas, Inc.	1,676,632
10,090	Albemarle Corporation	639,605
109,213	Allied Nevada Gold Corporation[d,e]	387,706
128,300	Arrium, Ltd.	201,478

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (28.9%)	Value
Materials (0.9%) - continued
6,900	BHP Billiton, Ltd.	$235,241
30,500	BlueScope Steel, Ltd.[d]	159,131
50,477	Celanese Corporation	2,791,883
5,800	CF Industries Holdings, Inc.	1,351,632
23,000	Cliffs Natural Resources, Inc.[e]	602,830
38,000	Coeur Mining, Inc.[d]	412,300
46,880	Dow Chemical Company	2,081,472
17,300	DS Smith plc	95,390
21,700	Eagle Materials, Inc.	1,680,231
10,900	Eastman Chemical Company	879,630
15,006	FMC Corporation	1,132,353
53,660	H.B. Fuller Company	2,792,466
5,492	Innophos Holdings, Inc.	266,911
78,600	Louisiana-Pacific Corporation[d]	1,454,886
49,440	Materials Select Sector SPDR Fund	2,285,117
20,800	Mosaic Company	983,216
11,000	Nippon Paint Company, Ltd.	183,019
17,200	Nippon Paper Industries Company, Ltd.	319,453
34,800	Nucor Corporation	1,857,624
28,000	Owens-Illinois, Inc.[d]	1,001,840
15,900	Packaging Corporation of America	1,006,152
9,600	PPG Industries, Inc.	1,820,736
9,000	Schweitzer-Mauduit International, Inc.	463,230
11,500	Sigma-Aldrich Corporation	1,081,115
20,362	Silgan Holdings, Inc.	977,783
18,752	Silver Wheaton Corporation	378,603
14,500	Smurfit Kappa Group plc	355,847
53,303	Southern Copper Corporation	1,530,329
65,320	Steel Dynamics, Inc.	1,276,353
19,400	Stillwater Mining Company[d]	239,396
117,100	Teck Resources, Ltd.	3,045,771
22,100	UPM-Kymmene Oyj	374,820
3,100	Valspar Corporation	220,999
21,200	Walter Energy, Inc.[e]	352,556
8,500	Worthington Industries, Inc.	357,680

	Total	39,238,698

Telecommunications Services (0.3%)
82,500	AT&T, Inc.	2,900,700
73,801	BT Group plc	465,387
39,340	Cogent Communications Group, Inc.	1,589,729
12,400	Freenet AGd	372,572
26,300	iiNet, Ltd.	153,307
2,000	KDDI Corporation	123,230
4,900	Orange SA	60,834
6,826	SBA Communications Corporation[d]	613,248
127,000	Singapore Telecommunications, Ltd.	369,331
78,700	TalkTalk Telecom Group plc	399,569
15,375	Telenor ASA	367,364
78,800	Telstra Corporation, Ltd.	369,855
19,700	TPG Telecom, Ltd.	93,940
25,353	TW Telecom, Inc.[d]	772,506
82,279	Verizon Communications, Inc.	4,043,190

	Total	12,694,762

Utilities (0.5%)
140,200	A2A SPA	164,085
11,200	Calpine Corporation[d]	218,512
34,500	CMS Energy Corporation	923,565
92,800	Electricidade de Portugal SA	340,865
14,500	Gas Natural SDG SA	373,222
9,800	Kansai Electric Power Company, Inc.[d]	112,791
109,210	NiSource, Inc.	3,590,825
32,760	NorthWestern Corporation	1,419,163
101,740	PG&E Corporation	4,098,087
62,600	PNM Resources, Inc.	1,509,912
37,500	Power Assets Holdings, Ltd.	298,517
24,500	Public Service Enterprise Group, Inc.	784,980
29,800	Southern Company	1,225,078
32,258	Southwest Gas Corporation	1,803,545
193,278	SP AusNet	215,228
20,600	Veolia Environnement SA	336,449
48,500	Wisconsin Energy Corporation	2,004,990

	Total	19,419,814

	Total Common Stock (cost $963,042,081)	1,218,789,487

Principal Amount	Long-Term Fixed Income (15.4%)
Asset-Backed Securities (0.6%)
	Access Group, Inc.
585,804	0.665%, 2/25/2036[g,h]	583,679
	Ally Auto Receivables Trust 2013-SN1
780,000	0.720%, 5/20/2016	780,393
	Avis Budget Rental Car Funding AESOP, LLC
384,670	2.370%, 11/20/2014[g]	389,005
	Chesapeake Funding, LLC
500,000	0.618%, 1/7/2025[g,h]	498,795
	Countrywide Asset-Backed Certificates
1,120,710	5.530%, 4/25/2047	1,025,680
	DT Auto Owner Trust
194,644	0.750%, 5/16/2016[g]	194,677
	Edlinc Student Loan Funding Trust
466,731	3.170%, 10/1/2025[h,i]	462,063
	Enterprise Fleet Financing, LLC
250,000	1.060%, 3/20/2019[g]	250,407
	FirstEnergy Ohio PIRB Special Purpose Trust 2013
780,000	0.679%, 1/15/2019	779,662
	FNA Trust
451,993	1.980%, 1/10/2018[i]	448,377
	GE Dealer Floorplan Master Note Trust
780,000	0.567%, 4/20/2018[h]	780,543
	GE Equipment Transportation, LLC
650,000	0.690%, 11/25/2016	649,706
	Golden Credit Card Trust
540,000	0.419%, 2/15/2018[g,h]	539,073
250,000	0.597%, 9/15/2018[g,h]	250,272

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.4%)	Value
Asset-Backed Securities (0.6%) - continued
	Hertz Fleet Lease Funding, LP
$1,050,000	0.716%, 12/10/2027[g,h]	$1,050,025
	HLSS Servicer Advance Receivables Backed Notes
650,000	1.287%, 9/15/2044[g]	649,610
	Hyundai Auto Receivables Trust
780,000	0.710%, 9/15/2017	780,750
	Hyundai Floorplan Master Owner Trust
877,500	0.517%, 5/15/2018[g,h]	878,564
	Master Credit Card Trust
529,100	0.780%, 4/21/2017[g]	528,231
	Morgan Stanley Capital, Inc.
1,087,458	0.315%, 2/25/2037[h]	587,225
	Motor plc
936,000	0.665%, 2/15/2021[g]	936,911
	Nationstar Mortgage Advance Receivable Trust
780,000	1.080%, 6/20/2044[g]	779,505
	Nissan Master Owner Trust Receivables
900,000	0.467%, 2/15/2018[h]	899,806
	Penarth Master Issuer plc
1,055,000	0.555%, 11/18/2017[g,h]	1,054,207
	Renaissance Home Equity Loan Trust
1,578,862	5.746%, 5/25/2036	1,174,683
2,800,000	6.011%, 5/25/2036	1,961,198
1,251,033	5.580%, 11/25/2036	760,215
	Santander Drive Auto Receivables Trust
650,000	0.700%, 9/15/2017	650,170
	SLM Student Loan Trust
374,252	0.767%, 8/15/2022[g,h]	373,681
450,000	1.217%, 5/17/2027[g,h]	443,831
	Volvo Financial Equipment, LLC
650,000	0.740%, 3/15/2017[g]	649,463
	World Financial Network Credit Card Master Trust
650,000	0.910%, 3/16/2020	645,843
	World Omni Automobile Lease Securitization Trust
650,000	1.400%, 2/15/2019	654,487
	World Omni Master Owner Trust
540,000	0.517%, 2/15/2018[g,h]	540,232

	Total	23,630,969

Basic Materials (0.1%)
	FMG Resources Pty. Ltd.
1,259,634	6.875%, 2/1/2018[e,g]	1,325,765
	Freeport-McMoRan Copper & Gold, Inc.
344,000	2.375%, 3/15/2018	343,160
	Glencore Funding, LLC
108,000	1.700%, 5/27/2016[g]	108,091
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
630,000	8.875%, 2/1/2018	654,412
	Ineos Finance plc
630,000	7.500%, 5/1/2020[g]	690,637
	Inmet Mining Corporation
630,000	7.500%, 6/1/2021[g]	658,350
	International Paper Company
117,000	5.300%, 4/1/2015	123,229
	LyondellBasell Industries NV
192,000	6.000%, 11/15/2021	220,821
	Mosaic Company
99,000	5.450%, 11/15/2033	100,866
	Rio Tinto Finance USA plc
134,000	1.375%, 6/17/2016	136,087
	Xstrata Finance Canada, Ltd.
506,000	2.050%, 10/23/2015[g]	512,440

	Total	4,873,858

Capital Goods (0.1%)
	BAE Systems plc
100,000	3.500%, 10/11/2016[g]	104,535
	CNH Capital, LLC
630,000	3.625%, 4/15/2018	638,662
	Eaton Corporation
58,000	1.500%, 11/2/2017	56,859
87,000	4.000%, 11/2/2032	79,902
	John Deere Capital Corporation
390,000	0.314%, 1/12/2015[h]	390,264
	Northrop Grumman Corporation
168,000	1.750%, 6/1/2018	163,894
	Reynolds Group Issuer, Inc.
629,634	5.750%, 10/15/2020	642,227
	Roper Industries, Inc.
155,000	2.050%, 10/1/2018	150,633
	RSC Equipment Rental, Inc.
630,000	8.250%, 2/1/2021	710,325
	Textron, Inc.
150,000	5.600%, 12/1/2017	166,121

	Total	3,103,422

Collateralized Mortgage Obligations (0.5%)
	Citigroup Mortgage Loan Trust, Inc.
575,085	5.500%, 11/25/2035	510,240
	CitiMortgage Alternative Loan Trust
1,930,375	5.750%, 4/25/2037	1,623,654
	Countrywide Alternative Loan Trust
924,215	5.066%, 10/25/2035	745,425
505,595	6.500%, 8/25/2036	344,391
360,610	6.000%, 1/25/2037	306,340
1,735,664	5.500%, 5/25/2037	1,442,507
1,367,710	7.000%, 10/25/2037	916,639
	Countrywide Home Loans, Inc.
756,011	5.750%, 4/25/2037	666,573
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
233,720	5.500%, 10/25/2021	223,802
607,868	6.000%, 10/25/2021	565,532

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.4%)	Value
Collateralized Mortgage Obligations (0.5%) - continued
	Federal Home Loan Mortgage Corporation
$1,795,050	3.000%, 2/15/2033[j]	$274,260
	Federal National Mortgage Association
3,868,031	3.500%, 1/25/2033[j]	690,192
	HomeBanc Mortgage Trust
2,700,152	2.409%, 4/25/2037	1,877,683
	J.P. Morgan Mortgage Trust
168,904	2.665%, 10/25/2036	139,962
1,845,948	0.545%, 1/25/2037[h]	1,207,612
1,966,092	6.250%, 8/25/2037	1,375,606
	MASTR Alternative Loans Trust
400,062	6.500%, 7/25/2034	400,343
1,020,947	0.615%, 12/25/2035[h]	553,580
	Merrill Lynch Alternative Note Asset Trust
413,277	6.000%, 3/25/2037	375,359
	Residential Asset Securitization Trust
1,300,151	0.545%, 8/25/2037[h]	405,635
	Sequoia Mortgage Trust
1,115,967	2.631%, 9/20/2046	940,867
179,743	2.634%, 9/20/2046	12,476
	WaMu Mortgage Pass Through Certificates
276,369	2.369%, 9/25/2036	241,285
538,197	2.420%, 10/25/2036	458,980
3,748,460	2.065%, 11/25/2036	3,151,394

	Total	19,450,337

Commercial Mortgage-Backed Securities (0.7%)
	Banc of America Commercial Mortgage, Inc.
2,800,000	5.623%, 4/10/2049	3,102,728
3,675,000	5.649%, 6/10/2049	4,060,989
	Bear Stearns Commercial Mortgage Securities, Inc.
1,710,000	5.331%, 2/11/2044	1,857,347
	CGBAM Commercial Mortgage Trust
350,000	1.268%, 5/15/2030[g,h]	350,219
	Citigroup/Deutsche Bank Commercial Mortgage
3,900,000	5.322%, 12/11/2049	4,270,921
	Commercial Mortgage Pass-Through Certificates
780,000	1.218%, 6/8/2030[g,h]	778,094
	Credit Suisse First Boston Mortgage Securities
2,800,000	5.542%, 1/15/2049	3,080,011
	Credit Suisse Mortgage Capital Certificates
3,350,000	5.509%, 9/15/2039	3,597,062
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
866,341	0.727%, 12/25/2016	860,729
	Government National Mortgage Association
103,976	2.164%, 3/16/2033	104,486
52,888	3.214%, 1/16/2040	53,667
	Greenwich Capital Commercial Funding Corporation
1,750,000	5.867%, 12/10/2049	1,917,524
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
520,000	0.867%, 4/15/2028[g,h]	517,728
1,300,000	5.706%, 2/12/2049	1,395,490
	Morgan Stanley Capital, Inc.
900,000	5.406%, 3/15/2044	978,295
	SCG Trust 2013-SRP1
425,000	1.567%, 11/15/2026[g,h]	425,490
	Wachovia Bank Commercial Mortgage Trust
2,100,000	5.603%, 10/15/2048	2,254,243

	Total	29,605,023

Communications Services (0.3%)
	AMC Networks, Inc.
630,000	4.750%, 12/15/2022	600,075
	America Movil SAB de CV
425,000	1.244%, 9/12/2016[h]	429,409
198,000	5.000%, 10/16/2019	216,315
	AT&T, Inc.
132,000	2.400%, 8/15/2016	135,742
275,000	1.146%, 11/27/2018[h]	277,095
174,000	3.875%, 8/15/2021	176,279
	British Telecommunications plc
133,000	1.625%, 6/28/2016	134,172
	CBS Corporation
116,000	8.875%, 5/15/2019	148,309
	CC Holdings GS V, LLC
133,000	2.381%, 12/15/2017	131,734
	CCO Holdings, LLC
630,000	7.375%, 6/1/2020	681,975
	CenturyLink, Inc.
630,000	5.625%, 4/1/2020	641,025
	Comcast Corporation
75,000	4.650%, 7/15/2042	69,795
	Cox Communications, Inc.
201,000	9.375%, 1/15/2019[g]	252,879
	Crown Castle Towers, LLC
100,000	4.174%, 8/15/2017[g]	105,477
	DIRECTV Holdings, LLC
108,000	2.400%, 3/15/2017	109,950
116,000	1.750%, 1/15/2018	113,792
112,000	5.875%, 10/1/2019	126,872
	Hughes Satellite Systems Corporation
630,000	6.500%, 6/15/2019	681,975
	Intelsat Jackson Holdings SA
630,000	7.250%, 4/1/2019	680,400
	Level 3 Financing, Inc.
630,000	8.625%, 7/15/2020	705,600
	NBC Universal Enterprise, Inc.
390,000	0.929%, 4/15/2018 [g,h]	391,428

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.4%)	Value
Communications Services (0.3%) - continued
	Nippon Telegraph & Telephone Corporation
$120,000	1.400%, 7/18/2017	$118,555
	SBA Tower Trust
105,000	5.101%, 4/17/2017[g]	113,183
	Sprint Communications, Inc.
629,634	9.000%, 11/15/2018[g]	758,709
	Telefonica Emisiones SAU
174,000	3.992%, 2/16/2016	182,769
174,000	3.192%, 4/27/2018	177,205
	Univision Communications, Inc.
630,000	6.875%, 5/15/2019[g]	673,313
	UPCB Finance V, Ltd.
630,000	7.250%, 11/15/2021[g]	683,550
	Verizon Communications, Inc.
264,000	2.500%, 9/15/2016	272,986
87,000	1.100%, 11/1/2017	84,643
100,000	5.500%, 2/15/2018	112,976
132,000	1.993%, 9/14/2018[h]	138,798
66,000	3.650%, 9/14/2018	69,865
198,000	6.400%, 9/15/2033	227,724
66,000	6.550%, 9/15/2043	77,217
	Wind Acquisition Finance SA
630,000	11.750%, 7/15/2017[g]	670,162

	Total	11,171,953

Consumer Cyclical (0.2%)
	Amazon.com, Inc.
58,000	1.200%, 11/29/2017	56,787
	Chrysler Group, LLC
635,000	8.000%, 6/15/2019	701,675
	Cinemark USA, Inc.
630,000	4.875%, 6/1/2023	592,200
	Daimler Finance North America, LLC
330,000	1.102%, 8/1/2018[g,h]	331,776
	Federated Retail Holdings, Inc.
75,000	5.900%, 12/1/2016	84,126
	Ford Motor Company
75,000	7.450%, 7/16/2031	91,850
	Ford Motor Credit Company, LLC
194,000	12.000%, 5/15/2015	222,646
390,000	1.489%, 5/9/2016[h]	395,722
125,000	1.700%, 5/9/2016	126,430
130,000	2.375%, 1/16/2018	131,295
116,000	5.000%, 5/15/2018	129,213
	Gap, Inc.
125,000	5.950%, 4/12/2021	138,122
	General Motors Company
99,000	3.500%, 10/2/2018[g]	101,228
132,000	4.875%, 10/2/2023[g]	133,650
	General Motors Financial Company, Inc.
100,000	2.750%, 5/15/2016[g]	101,250
630,000	3.250%, 5/15/2018[g]	630,000
	Home Depot, Inc.
132,000	4.875%, 2/15/2044	133,659
	Hyundai Capital America
116,000	1.625%, 10/2/2015[g]	116,581
	Jaguar Land Rover Automotive plc
630,000	5.625%, 2/1/2023[g]	630,000
	L Brands, Inc.
630,000	5.625%, 2/15/2022	644,175
	Lennar Corporation
630,000	4.125%, 12/1/2018	633,150
	Macy’s Retail Holdings, Inc.
57,000	3.875%, 1/15/2022	56,184
52,000	4.375%, 9/1/2023	52,196
	Toll Brothers Finance Corporation
100,000	8.910%, 10/15/2017	120,750
66,000	4.000%, 12/31/2018	67,155
	Toyota Motor Credit Corporation
520,000	0.529%, 5/17/2016[h]	521,483
75,000	1.750%, 5/22/2017	75,354
	TRW Automotive, Inc.
69,000	7.250%, 3/15/2017[g]	79,178
	Viacom, Inc.
99,000	2.500%, 9/1/2018	99,798
	Walgreen Company
201,000	5.250%, 1/15/2019	224,707
	Western Union Company
116,000	2.375%, 12/10/2015	118,704
	Wynn Las Vegas, LLC
630,000	5.375%, 3/15/2022[e]	636,300

	Total	8,177,344

Consumer Non-Cyclical (0.3%)
	AbbVie, Inc.
232,000	1.750%, 11/6/2017	231,603
	Altria Group, Inc.
80,000	9.700%, 11/10/2018	105,151
198,000	4.000%, 1/31/2024	193,528
	Anheuser-Busch InBev Worldwide, Inc.
225,000	7.750%, 1/15/2019	280,948
	Avon Products, Inc.
50,000	2.375%, 3/15/2016	50,331
	Biomet, Inc.
630,000	6.500%, 8/1/2020	661,500
	Boston Scientific Corporation
180,000	6.000%, 1/15/2020	206,645
	Bunge Limited Finance Corporation
70,000	8.500%, 6/15/2019	85,994
	Celgene Corporation
216,000	1.900%, 8/15/2017	214,978
66,000	2.300%, 8/15/2018	65,638
	CHS/Community Health Systems, Inc.
630,000	7.125%, 7/15/2020	653,625
	ConAgra Foods, Inc.
165,000	1.900%, 1/25/2018	161,975
	Coventry Health Care, Inc.
201,000	5.950%, 3/15/2017	227,248
	CVS Caremark Corporation
116,000	1.200%, 12/5/2016	116,118
73,000	6.125%, 9/15/2039	82,791

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.4%)	Value
Consumer Non-Cyclical (0.3%) - continued
	Endo Pharmaceuticals Holdings, Inc.
$630,000	7.000%, 7/15/2019	$674,100
	Express Scripts Holding Company
120,000	3.125%, 5/15/2016	125,245
	Fresenius Medical Care US Finance II, Inc.
630,000	5.875%, 1/31/2022[g]	664,650
	Gilead Sciences, Inc.
110,000	3.050%, 12/1/2016	116,146
	Hawk Acquisition Sub, Inc.
629,634	4.250%, 10/15/2020[g]	609,171
	Heineken NV
58,000	1.400%, 10/1/2017[g]	56,902
	IMS Health, Inc.
863,000	6.000%, 11/1/2020[g]	916,937
	Kroger Company
245,000	0.804%, 10/17/2016[h]	245,537
116,000	1.200%, 10/17/2016	116,049
	Lorillard Tobacco Company
120,000	2.300%, 8/21/2017[e]	120,265
165,000	8.125%, 6/23/2019	200,994
	Mallinckrodt International Finance SA
110,000	3.500%, 4/15/2018[g]	107,909
	Mattel, Inc.
94,000	1.700%, 3/15/2018	91,841
	Medco Health Solutions, Inc.
141,000	7.125%, 3/15/2018	167,546
	Merck & Company, Inc.
520,000	0.599%, 5/18/2018[h]	521,364
	Mylan, Inc.
116,000	7.875%, 7/15/2020[g]	131,259
	PepsiCo, Inc.
390,000	0.447%, 2/26/2016[h]	390,258
	Pernod Ricard SA
112,000	2.950%, 1/15/2017[g]	115,664
84,000	5.750%, 4/7/2021[g]	92,590
	Perrigo Company, Ltd.
483,000	1.300%, 11/8/2016[g]	481,326
132,000	2.300%, 11/8/2018[g]	130,288
	Roche Holdings, Inc.
50,000	7.000%, 3/1/2039[g]	65,568
	SABMiller Holdings, Inc.
150,000	2.450%, 1/15/2017[g]	153,598
167,000	3.750%, 1/15/2022[g]	167,623
	Safeway, Inc.
50,000	3.400%, 12/1/2016	52,021
135,000	5.000%, 8/15/2019	143,567
	Spectrum Brands Escrow Corporation
630,000	6.375%, 11/15/2020[g]	672,525
	Thermo Fisher Scientific, Inc.
145,000	1.300%, 2/1/2017	144,370
58,000	2.400%, 2/1/2019	57,460
	Tyson Foods, Inc.
150,000	4.500%, 6/15/2022	152,725
	Valeant Pharmaceuticals International
630,000	6.875%, 12/1/2014[g]	674,100
	Watson Pharmaceuticals, Inc.
231,000	1.875%, 10/1/2017	228,591
	WM Wrigley Jr. Company
295,000	1.400%, 10/21/2016[g]	295,447
165,000	2.000%, 10/20/2017[g]	164,542

	Total	12,386,251

Energy (0.2%)
	BP Capital Markets plc
390,000	1.846%, 5/5/2017	393,916
174,000	1.375%, 11/6/2017	171,354
132,000	2.241%, 9/26/2018	132,381
	CNOOC, Ltd.
200,000	1.125%, 5/9/2016	199,263
	Concho Resources, Inc.
629,634	5.500%, 10/1/2022	650,097
	Continental Resources, Inc.
231,000	4.500%, 4/15/2023	234,176
	Devon Energy Corporation
232,000	1.200%, 12/15/2016	231,903
	EQT Corporation
118,000	8.125%, 6/1/2019	143,155
	Hess Corporation
162,000	8.125%, 2/15/2019	201,222
	Linn Energy, LLC
629,634	7.000%, 11/1/2019[g]	635,930
	Lukoil International Finance BV
140,000	3.416%, 4/24/2018[g]	141,225
	MEG Energy Corporation
630,000	6.500%, 3/15/2021[g]	663,075
	Murphy Oil Corporation
87,000	2.500%, 12/1/2017	87,529
	Oasis Petroleum, Inc.
630,000	6.875%, 1/15/2023	670,950
	Offshore Group Investment, Ltd.
630,000	7.500%, 11/1/2019[e]	685,125
	Petrobras Global Finance BV
224,000	2.000%, 5/20/2016	223,823
	Petroleos Mexicanos
100,000	3.500%, 7/18/2018	102,625
	Pioneer Natural Resources Company
60,000	5.875%, 7/15/2016	66,557
	Range Resources Corporation
630,000	5.000%, 8/15/2022	618,975
	Shell International Finance BV
395,000	0.451%, 11/15/2016[h]	395,335
	Sinopec Capital 2013, Ltd.
180,000	1.250%, 4/24/2016[g]	179,291
	Suncor Energy, Inc.
107,000	6.100%, 6/1/2018	123,688
	Transocean, Inc.
60,000	5.050%, 12/15/2016	66,280
195,000	6.000%, 3/15/2018	218,682
	Weatherford International, Ltd.
110,000	9.625%, 3/1/2019	141,335
180,000	6.750%, 9/15/2040	194,680

	Total	7,572,572

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.4%)	Value
Financials (0.7%)
	Abbey National Treasury Services plc
$132,000	3.050%, 8/23/2018	$135,634
	Achmea Hypotheekbank NV
283,000	3.200%, 11/3/2014[g]	289,628
	Aetna, Inc.
134,000	1.500%, 11/15/2017	132,029
	American Express Credit Corporation
75,000	2.375%, 3/24/2017	77,091
	American International Group, Inc.
275,000	2.375%, 8/24/2015	280,896
165,000	3.800%, 3/22/2017	176,203
124,000	8.250%, 8/15/2018	155,109
	ANZ National International, Ltd. of London
181,000	3.125%, 8/10/2015[e,g]	187,594
	Associated Banc Corporation
60,000	1.875%, 3/12/2014	60,084
	Aviation Capital Group Corporation
132,000	3.875%, 9/27/2016[g]	136,341
	Bank Nederlandse Gemeenten NV
195,000	1.375%, 3/19/2018[g]	191,529
	Bank of America Corporation
253,000	7.750%, 8/15/2015	278,355
120,000	5.750%, 8/15/2016	132,337
280,000	5.750%, 12/1/2017	318,672
577,000	1.316%, 3/22/2018[e,h]	584,663
120,000	5.650%, 5/1/2018	136,592
198,000	2.600%, 1/15/2019	198,874
	Bank of Montreal
134,000	1.300%, 7/15/2016	135,124
390,000	0.843%, 4/9/2018[h]	391,966
	Bank of Nova Scotia
390,000	0.643%, 3/15/2016[h]	390,623
100,000	0.950%, 3/15/2016	100,142
	BB&T Corporation
67,000	1.103%, 6/15/2018[h]	67,470
	BBVA Banco Continental SA
150,000	2.250%, 7/29/2016[g]	149,250
	BBVA US Senior SAU
219,000	4.664%, 10/9/2015	230,230
	Berkshire Hathaway Finance Corporation
160,000	1.600%, 5/15/2017	161,543
390,000	1.300%, 5/15/2018	381,102
	BNP Paribas SA
116,000	1.250%, 12/12/2016	116,085
176,000	2.375%, 9/14/2017	179,690
	Branch Banking and Trust Company
174,000	0.667%, 12/1/2016[h]	174,146
	Canadian Imperial Bank of Commerce
465,000	2.600%, 7/2/2015[g]	479,647
	Capital One Financial Corporation
116,000	2.150%, 3/23/2015	117,923
260,000	0.696%, 3/22/2016[h]	259,733
179,000	6.150%, 9/1/2016	200,208
	Citigroup, Inc.
242,000	5.000%, 9/15/2014	248,893
223,000	5.500%, 2/15/2017	245,709
115,000	6.000%, 8/15/2017	131,072
185,000	8.500%, 5/22/2019	237,094
94,000	4.050%, 7/30/2022	92,953
	CNA Financial Corporation
145,000	7.350%, 11/15/2019	175,771
	CoBank ACB
120,000	0.843%, 6/15/2022[h,i]	109,950
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
138,000	3.950%, 11/9/2022	133,721
	Credit Agricole SA
125,000	1.625%, 4/15/2016[g]	125,771
	Credit Suisse AG
232,000	5.400%, 1/14/2020	257,829
	CyrusOne, LP
630,000	6.375%, 11/15/2022	652,050
	DDR Corporation
125,000	9.625%, 3/15/2016	146,551
	Discover Financial Services
226,000	6.450%, 6/12/2017	256,090
	DnB Boligkreditt AS
520,000	1.450%, 3/21/2018[g]	508,248
	Eksportfinans ASA
80,000	3.000%, 11/17/2014	80,320
111,000	5.500%, 5/25/2016	117,105
	Fifth Third Bancorp
136,000	5.450%, 1/15/2017	149,463
	General Electric Capital Corporation
55,000	1.109%, 5/9/2016[h]	55,591
65,000	1.600%, 11/20/2017	64,572
50,000	0.959%, 4/2/2018[h]	50,397
421,000	6.000%, 8/7/2019	493,964
390,000	1.243%, 3/15/2023[h]	388,000
154,000	6.750%, 3/15/2032	190,699
	Goldman Sachs Group, Inc.
281,000	3.700%, 8/1/2015	292,603
100,000	2.375%, 1/22/2018	100,380
390,000	1.436%, 4/30/2018[h]	394,607
205,000	1.341%, 11/15/2018[h]	205,481
136,000	7.500%, 2/15/2019	165,644
174,000	5.375%, 3/15/2020	193,510
241,000	5.250%, 7/27/2021	263,857
	Hartford Financial Services Group, Inc.
177,000	4.000%, 10/15/2017	188,261
144,000	5.125%, 4/15/2022	156,846
	HCP, Inc.
67,000	6.000%, 1/30/2017	75,089
75,000	6.700%, 1/30/2018	87,174
	Health Care REIT, Inc.
154,000	4.700%, 9/15/2017	167,398

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.4%)	Value
Financials (0.7%) - continued
$58,000	2.250%, 3/15/2018	$57,342
	HSBC Bank plc
520,000	0.881%, 5/15/2018[g,h]	521,128
	HSBC Finance Corporation
198,000	6.676%, 1/15/2021	227,509
	HSBC USA, Inc.
116,000	1.625%, 1/16/2018	114,383
	Huntington Bancshares, Inc.
66,000	2.600%, 8/2/2018	66,039
	Huntington National Bank
155,000	1.350%, 8/2/2016	154,943
	Icahn Enterprises, LP
629,634	8.000%, 1/15/2018	654,819
	ING Bank NV
116,000	3.750%, 3/7/2017[g]	122,174
	ING Capital Funding Trust III
100,000	3.847%, 12/29/2049[h,k]	99,625
	ING US, Inc.
144,000	2.900%, 2/15/2018	147,281
	International Lease Finance Corporation
249,000	2.193%, 6/15/2016[h]	250,245
	Intesa Sanpaolo SPA
135,000	3.125%, 1/15/2016	137,573
165,000	3.875%, 1/15/2019	164,046
	J.P. Morgan Chase & Company
260,000	0.689%, 4/23/2015[h]	260,512
94,000	1.125%, 2/26/2016	94,160
241,000	3.450%, 3/1/2016	252,772
255,000	2.000%, 8/15/2017	258,660
80,000	1.800%, 1/25/2018	79,298
206,000	6.300%, 4/23/2019	243,132
50,000	3.200%, 1/25/2023	47,401
192,000	7.900%, 4/29/2049[k]	211,680
	J.P. Morgan Chase Bank NA
166,000	0.574%, 6/13/2016[h]	165,128
	KeyBank NA
174,000	7.413%, 5/6/2015	188,534
	Liberty Mutual Group, Inc.
60,000	4.950%, 5/1/2022[g]	62,041
56,000	6.500%, 5/1/2042[g]	61,457
	Liberty Property, LP
189,000	5.500%, 12/15/2016	208,631
	Lloyds TSB Bank plc
116,000	6.500%, 9/14/2020[g]	131,862
	Macquarie Bank, Ltd.
155,000	5.000%, 2/22/2017[g]	168,088
	Merrill Lynch & Company, Inc.
100,000	6.400%, 8/28/2017	115,291
	Mizuho Corporate Bank, Ltd.
200,000	1.850%, 3/21/2018[g]	194,934
	Morgan Stanley
120,000	4.750%, 4/1/2014[e]	120,954
47,000	1.488%, 2/25/2016[h]	47,611
47,000	1.750%, 2/25/2016	47,631
241,000	4.750%, 3/22/2017	263,008
100,000	6.250%, 8/28/2017	114,423
260,000	1.518%, 4/25/2018[h]	263,715
112,000	4.875%, 11/1/2022	114,650
110,000	4.100%, 5/22/2023	106,453
	Murray Street Investment Trust I
305,000	4.647%, 3/9/2017	328,451
	National City Corporation
198,000	6.875%, 5/15/2019	234,617
	Nederlandse Waterschapsbank NV
260,000	0.750%, 3/29/2016[g]	259,843
	Nomura Holdings, Inc.
390,000	1.694%, 9/13/2016[h]	397,065
242,000	2.000%, 9/13/2016	244,001
	Nordea Eiendomskreditt AS
390,000	2.125%, 9/22/2016[g]	400,402
	PNC Bank NA
448,000	1.150%, 11/1/2016	448,549
	Prologis, LP
150,000	7.375%, 10/30/2019	181,116
	Prudential Covered Trust
331,500	2.997%, 9/30/2015[g]	341,770
	Realty Income Corporation
58,000	2.000%, 1/31/2018	56,803
	Regions Bank
305,000	7.500%, 5/15/2018	360,902
	Reinsurance Group of America, Inc.
105,000	5.625%, 3/15/2017	115,754
58,000	5.000%, 6/1/2021	60,867
	Royal Bank of Canada
550,000	1.125%, 7/22/2016	549,929
201,000	2.200%, 7/27/2018	201,816
	Royal Bank of Scotland Group plc
237,000	5.050%, 1/8/2015	244,016
94,000	2.550%, 9/18/2015	96,139
	Santander US Debt SAU
150,000	3.724%, 1/20/2015[g]	152,989
85,000	3.781%, 10/7/2015[g]	87,588
	Simon Property Group, LP
100,000	10.350%, 4/1/2019	135,317
	SLM Corporation
75,000	3.875%, 9/10/2015	77,531
58,000	6.250%, 1/25/2016	62,640
	SpareBank 1 Boligkreditt AS
520,000	1.250%, 5/2/2018[g]	503,152
	Svensk Exportkredit AB
260,000	1.125%, 4/5/2018[e]	253,640
	Svenska Handelsbanken AB
115,000	3.125%, 7/12/2016	120,279
42,000	1.625%, 3/21/2018	41,203
	Swedbank Hypotek AB
520,000	1.375%, 3/28/2018[g]	507,988
	Swiss RE Capital I, LP
125,000	6.854%, 5/29/2049[g,k]	132,125
	Toronto-Dominion Bank
360,000	2.200%, 7/29/2015[g]	369,540
195,000	0.702%, 9/9/2016[h]	195,576
	UBS AG London
520,000	0.750%, 3/24/2016[g]	522,900
	UBS AG/Stamford, Connecticut
116,000	5.875%, 12/20/2017	133,113
	Union Bank NA
264,000	1.500%, 9/26/2016	266,993

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.4%)	Value
Financials (0.7%) - continued
	Ventas Realty, LP
$198,000	1.550%, 9/26/2016	$199,405
	Wachovia Corporation
390,000	0.513%, 6/15/2017[h]	386,974
	Wells Fargo & Company
463,000	1.250%, 7/20/2016	466,435
175,000	2.100%, 5/8/2017	178,264
142,000	1.500%, 1/16/2018	141,083
	XLIT, Ltd.
198,000	2.300%, 12/15/2018	194,473

	Total	30,399,557

Foreign Government (0.1%)
	Asian Development Bank
520,000	0.500%, 6/20/2016	518,024
	Denmark Government International Bond
520,000	0.375%, 4/25/2016[g]	516,932
	Export-Import Bank of Korea
116,000	1.250%, 11/20/2015	116,358
	International Finance Corporation
390,000	0.500%, 5/16/2016	389,252
	Kommunalbanken AS
175,000	2.750%, 5/5/2015[g]	180,528
520,000	0.323%, 3/18/2016[g,h]	520,380
	Kommuninvest i Sverige AB
520,000	0.500%, 6/15/2016[g]	517,088
	Mexico Government International Bond
132,000	4.000%, 10/2/2023	130,680
	Province of Ontario
440,000	1.000%, 7/22/2016	441,498
	Sweden Government International Bond
100,000	0.375%, 12/22/2015[g]	99,895
500,000	0.375%, 3/29/2016[g]	497,450

	Total	3,928,085

Mortgage-Backed Securities (3.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
16,825,000	3.000%, 1/1/2029[c]	17,136,525
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
457,386	1.953%, 6/1/2043[h]	464,689
3,525,000	3.500%, 1/1/2044[c]	3,497,461
	Federal National Mortgage Association
613,206	0.595%, 8/25/2015	612,111
1,114,849	1.764%, 7/1/2043[h]	1,118,147
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
16,725,000	3.500%, 1/1/2029[c]	17,490,038
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,849,809	2.080%, 1/1/2043[h]	1,887,125
3,287,066	2.059%, 3/1/2043[h]	3,354,426
2,833,309	1.753%, 7/1/2043[h]	2,853,155
1,200,997	1.976%, 7/1/2043[h]	1,220,132
821,010	2.023%, 7/1/2043[h]	835,112
741,974	2.120%, 8/1/2043[h]	755,766
33,775,000	3.500%, 1/1/2044[c]	33,550,714
32,500,000	4.000%, 1/1/2044[c]	33,454,687
28,788,000	4.500%, 1/1/2044[c]	30,502,910

	Total	148,732,998

Technology (0.1%)
	Apple, Inc.
520,000	0.492%, 5/3/2018[h]	519,120
50,000	2.400%, 5/3/2023	44,961
	Computer Sciences Corporation
90,000	2.500%, 9/15/2015	91,865
	EMC Corporation
196,000	1.875%, 6/1/2018	193,773
	First Data Corporation
630,000	7.375%, 6/15/2019[g]	672,525
	Hewlett-Packard Company
120,000	2.125%, 9/13/2015	122,193
	Intel Corporation
116,000	4.000%, 12/15/2032	106,914
	Iron Mountain, Inc.
630,000	6.000%, 8/15/2023	645,750
	Micron Semiconductor Asia Pte, Ltd.
225,000	1.258%, 1/15/2019	224,214
	Oracle Corporation
116,000	1.200%, 10/15/2017	114,151
245,000	0.824%, 1/15/2019[h]	245,970
	Samsung Electronics America, Inc.
94,000	1.750%, 4/10/2017[g]	93,398
	Tyco Electronics Group SA
193,000	6.550%, 10/1/2017	220,868
	Xerox Corporation
120,000	7.200%, 4/1/2016	134,598

	Total	3,430,300

Transportation (<0.1%)
	American Airlines Pass Through Trust
150,000	4.950%, 1/15/2023[g]	154,594
	Avis Budget Car Rental, LLC
630,000	8.250%, 1/15/2019	686,700
	Canadian National Railway Company
120,000	0.438%, 11/6/2015[h]	120,087
	Canadian Pacific Railway Company
65,000	7.125%, 10/15/2031	78,168
76,000	5.750%, 3/15/2033	80,414

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.4%)	Value
Transportation (<0.1%) - continued
	Continental Airlines, Inc.
$160,939	4.150%, 4/11/2024	$162,851
	CSX Corporation
126,000	6.250%, 4/1/2015	134,674
115,000	3.700%, 11/1/2023	111,251
	Delta Air Lines, Inc.
179,000	6.750%, 5/23/2017	189,740
108,398	4.950%, 5/23/2019	117,611
27,898	4.750%, 5/7/2020	29,851
	ERAC USA Finance, LLC
116,000	1.400%, 4/15/2016[g]	116,092
67,000	2.800%, 11/1/2018[g]	67,706
	Kansas City Southern de Mexico SA de CV
295,000	0.937%, 10/28/2016[h]	295,080
100,000	2.350%, 5/15/2020	93,162
	Virgin Australia Holdings, Ltd.
110,000	5.000%, 10/23/2023[g]	112,269

	Total	2,550,250

U.S. Government and Agencies (7.1%)
	FDIC Structured Sale Guaranteed Notes
185,000	Zero Coupon, 1/7/2014[g]	184,933
	Federal Agricultural Mortgage Corporation
360,000	2.125%, 9/15/2015	370,436
	Federal Home Loan Bank
4,120,000	0.375%, 6/24/2016	4,106,021
	Federal Home Loan Mortgage Corporation
2,835,000	1.375%, 5/1/2020	2,657,852
	Federal National Mortgage Association
700,000	4.375%, 10/15/2015	749,350
2,830,000	0.375%, 7/5/2016	2,810,385
1,870,000	1.375%, 11/15/2016	1,901,379
1,535,000	0.875%, 5/21/2018	1,484,824
405,000	6.250%, 5/15/2029	507,725
	Tennessee Valley Authority
390,000	5.250%, 9/15/2039	416,252
	U.S. Treasury Bonds
920,000	7.625%, 2/15/2025	1,314,306
4,550,000	6.500%, 11/15/2026	6,077,094
2,900,000	5.250%, 11/15/2028	3,491,327
2,050,000	4.375%, 5/15/2040	2,226,812
18,695,000	3.000%, 5/15/2042	15,677,515
450,000	2.875%, 5/15/2043	364,711
	U.S. Treasury Bonds, TIPS
99,128	2.375%, 1/15/2025	113,943
64,837	2.125%, 2/15/2040	72,851
	U.S. Treasury Notes
175,000	0.250%, 4/30/2014	175,089
4,000,000	0.750%, 6/15/2014	4,011,564
1,390,000	2.625%, 2/29/2016	1,456,025
79,125,000	0.625%, 10/15/2016	78,976,641
1,035,000	1.000%, 10/31/2016	1,042,843
3,430,000	0.625%, 12/15/2016[e]	3,416,067
3,350,000	3.250%, 3/31/2017	3,600,205
535,000	0.625%, 5/31/2017	528,020
4,050,000	1.000%, 5/31/2018	3,961,406
41,050,000	1.250%, 10/31/2018	40,245,050
7,000,000	1.375%, 1/31/2020	6,695,388
6,490,000	1.625%, 8/15/2022	5,896,269
2,350,000	1.750%, 5/15/2023	2,118,121
41,050,000	2.500%, 8/15/2023	39,420,808
	U.S. Treasury Notes, TIPS
29,301,861	0.125%, 4/15/2018	29,885,642
603,690	0.125%, 1/15/2022	580,204
35,643,790	0.125%, 1/15/2023	33,663,918

	Total	300,200,976

U.S. Municipals (0.8%)
	Buckeye Tobacco Settlement Financing Auth. Rev.
1,248,000	5.125%, 6/1/2024, Ser. A-2	1,029,325
	Dallas/Fort Worth Texas International Airport Joint Rev. Improvement
	5.000%, 11/1/2038, Ser. A,
2,170,000	AMT	2,018,599
	Los Angeles Department Of Water and Power System Rev.
2,712,000	5.000%, 7/1/2043, Ser. B	2,779,827
	Massachusetts Bay Transportation Auth. Assessment Rev.
1,615,000	5.000%, 7/1/2041, Ser. A	1,684,154
	Massachusetts Development Finance Agency Rev. (Boston University)
1,546,000	5.000%, 10/1/2048	1,549,432
	Massachusetts School Building Auth. Sales Tax Rev.
2,170,000	5.000%, 5/15/2043, Ser. A	2,262,117
	Metropolitan Transportation Auth. Transportation Rev.
2,170,000	5.000%, 11/15/2043, Ser. A	2,153,226
	Miami-Dade County Expressway Auth. Toll System Rev.
922,000	5.000%, 7/1/2040, Ser. A	917,971
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
2,713,000	5.000%, 6/15/2042, Ser. A	2,731,855
	New Jersey Turnpike Auth. Turnpike Rev.
870,000	5.000%, 1/1/2043, Ser. A	883,215
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
2,170,000	5.000%, 6/15/2047, Ser. EE	2,212,510
	New York City Transitional Finance Auth. Future Tax Rev.
2,025,000	5.000%, 5/1/2042, Ser. I	2,095,065
	New York State Dormitory Auth. Personal Income Tax Rev.
1,301,000	5.000%, 3/15/2042, Ser. B	1,337,025
	North Texas Tollway Auth. Rev.
2,170,000	5.000%, 1/1/2042, Ser. B	2,112,604

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.4%)	Value
U.S. Municipals (0.8%) - continued
	San Diego County Regional Airport Auth. Airport Rev.
$1,871,000	5.000%, 7/1/2038, Ser. B, AMT	$1,811,951
	South Carolina Public Service Auth. Rev. Obligations
2,170,000	5.000%, 12/1/2043, Ser. D	2,166,550
	State of California Various Purpose G.O.
1,085,000	5.000%, 9/1/2036	1,112,527
542,000	5.000%, 4/1/2042	547,799
542,000	5.000%, 2/1/2043	547,892
	University of Massachusetts Building Auth. Proj. Rev.
1,736,000	5.000%, 11/1/2039, Ser. 2	1,804,919

	Total	33,758,563

Utilities (0.1%)
	AES Corporation
630,000	7.375%, 7/1/2021	710,325
	American Electric Power Company, Inc.
116,000	1.650%, 12/15/2017	113,658
	Atlas Pipeline Partners, LP
630,000	4.750%, 11/15/2021[g]	576,450
	Buckeye Partners, LP
198,000	2.650%, 11/15/2018	195,091
	Dayton Power and Light Company
132,000	1.875%, 9/15/2016[g]	133,078
	DCP Midstream Operating, LP
58,000	2.500%, 12/1/2017	57,750
	Duke Energy Corporation
168,000	2.100%, 6/15/2018	167,036
	Enel Finance International NV
137,000	3.875%, 10/7/2014[g]	139,971
84,000	6.250%, 9/15/2017[g]	93,813
	Energy Transfer Partners, LP
50,000	9.700%, 3/15/2019	64,738
238,000	4.650%, 6/1/2021	244,817
	Enterprise Products Operating, LLC
180,000	1.250%, 8/13/2015	181,196
	Exelon Corporation
135,000	4.900%, 6/15/2015	142,331
	Exelon Generation Company, LLC
150,000	5.200%, 10/1/2019	161,651
	Iberdrola Finance Ireland, Ltd.
100,000	3.800%, 9/11/2014[g]	102,007
	ITC Holdings Corporation
155,000	5.875%, 9/30/2016[g]	171,534
67,000	4.050%, 7/1/2023	65,676
	Korea Western Power Company, Ltd.
231,000	2.875%, 10/10/2018[g]	229,657
	MidAmerican Energy Holdings Company
182,000	1.100%, 5/15/2017[g]	181,016
201,000	5.750%, 4/1/2018	229,440
120,000	6.500%, 9/15/2037	139,385
	NextEra Energy Capital Holdings, Inc.
180,000	1.200%, 6/1/2015	180,922
	NiSource Finance Corporation
58,000	6.400%, 3/15/2018	66,748
166,000	6.800%, 1/15/2019	193,189
	Northeast Utilities
75,000	1.450%, 5/1/2018	72,641
	NRG Energy, Inc.
630,000	6.625%, 3/15/2023	634,725
	ONEOK Partners, LP
113,000	8.625%, 3/1/2019	141,722
	Pacific Gas & Electric Company
177,000	5.625%, 11/30/2017	200,537
	PPL Capital Funding, Inc.
231,000	1.900%, 6/1/2018	225,564
54,000	3.500%, 12/1/2022	50,998
	Sempra Energy
177,000	6.150%, 6/15/2018	203,192
	Spectra Energy Partners, LP
66,000	2.950%, 9/25/2018	66,899
66,000	4.750%, 3/15/2024	67,281
	Williams Partners, LP
60,000	7.250%, 2/1/2017	69,188

	Total	6,274,226

	Total Long-Term Fixed Income (cost $657,594,461)	649,246,684

Shares	Preferred Stock (<0.1%)
Financials (<0.1%)
32,300	Unipol Gruppo Finanziario SPA, Preferred Shares	162,983

	Total	162,983

	Total Preferred Stock (cost $137,347)	162,983

	Collateral Held for Securities Loaned (0.8%)
34,022,252	Thrivent Cash Management Trust	34,022,252

	Total Collateral Held for Securities Loaned (cost $34,022,252)	34,022,252

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares or Principal Amount	Short-Term Investments (9.7%)[l]	Value
	Federal Home Loan Bank Discount Notes
26,800,000	0.045%, 1/3/2014	$26,799,933
35,500,000	0.036%, 1/8/2014	35,499,750
38,000,000	0.020%, 1/10/2014	37,999,810
63,100,000	0.095%, 1/15/2014[f]	63,099,244
3,000,000	0.030%, 1/17/2014	2,999,960
31,800,000	0.058%, 1/22/2014	31,798,916
21,000,000	0.050%, 1/24/2014	20,999,329
45,100,000	0.040%, 1/29/2014	45,097,887
10,000,000	0.060%, 1/31/2014	9,999,500
9,000,000	0.065%, 2/3/2014	8,999,464
4,340,000	0.080%, 2/5/2014	4,339,663
12,000,000	0.058%, 2/21/2014	11,999,008
6,000,000	0.065%, 2/28/2014	5,999,372
13,000,000	0.085%, 3/12/2014[f]	12,997,851
23,000,000	0.107%, 3/19/2014	22,994,736
15,000,000	0.094%, 3/26/2014[f]	14,996,722
13,500,000	0.124%, 4/23/2014[f]	13,495,800
11,900,000	0.120%, 5/28/2014[f]	11,894,169
400,000	0.122%, 5/30/2014[f]	399,798
	Federal Home Loan Mortgage Corporation Discount Notes
12,000,000	0.035%, 1/21/2014	11,999,767
5,250,000	0.050%, 3/4/2014	5,249,548
	Federal National Mortgage Association Discount Notes
4,200,000	0.030%, 1/29/2014	4,199,902
	Freddie Mac Discount Notes
6,000,000	0.080%, 3/13/2014	5,999,053
	U.S. Treasury Bills
1,000,000	0.070%, 4/24/2014	999,780

	Total Short-Term Investments (at amortized cost)	410,858,962

	Total Investments (cost $3,815,908,807) 103.8%	$4,384,009,115

	Other Assets and Liabilities, Net (3.8%)	(159,463,065)

	Total Net Assets 100.0%	$4,224,546,050

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	All or a portion of the security is on loan.
f	At December 31, 2013, $35,306,224 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2013, the value of these investments was $40,922,806 or 1.0% of total net assets.
h	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2013.
i	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Moderately Aggressive Allocation Portfolio owned as of December 31, 2013.

Security	Acquisition Date	Cost
CoBank ACB, 6/15/2022	10/18/2013	$110,791
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	$470,594
FNA Trust, 1/10/2018	4/29/2013	$451,974

j	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
k	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
ETF	-	Exchange Traded Fund.
G.O.	-	General Obligation
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	-	Revenue
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$593,695,525
Gross unrealized depreciation	(29,662,125)

Net unrealized appreciation (depreciation)	$564,033,400

Cost for federal income tax purposes	$3,819,975,715

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Moderately Aggressive Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	3,666,519	—	3,666,519	—
Capital Goods	3,405,650	—	3,405,650	—
Communications Services	26,891,203	—	26,891,203	—
Consumer Cyclical	19,048,673	—	19,048,673	—
Consumer Non-Cyclical	10,758,654	—	10,758,654	—
Energy	7,049,416	—	7,049,416	—
Financials	3,804,685	—	3,804,685	—
Technology	5,913,704	—	5,913,704	—
Transportation	3,180,083	—	3,180,083	—
Utilities	2,977,049	—	2,977,049	—
Mutual Funds
Equity Mutual Funds	1,674,428,828	1,674,428,828	—	—
Fixed Income Mutual Funds	309,804,283	309,804,283	—	—
Common Stock
Consumer Discretionary	200,273,554	194,440,318	5,833,236	—
Consumer Staples	62,981,982	54,935,010	8,046,972	—
Energy	133,858,986	133,166,254	692,732	—
Financials	220,221,940	211,567,565	8,654,375	—
Health Care	140,470,440	136,535,633	3,934,807	—
Industrials	158,940,044	153,782,849	5,157,195	—
Information Technology	230,689,267	229,177,609	1,511,658	—
Materials	39,238,698	37,314,319	1,924,379	—
Telecommunications Services	12,694,762	9,919,373	2,775,389	—
Utilities	19,419,814	17,578,657	1,841,157	—
Long-Term Fixed Income
Asset-Backed Securities	23,630,969	—	22,720,529	910,440
Basic Materials	4,873,858	—	4,873,858	—
Capital Goods	3,103,422	—	3,103,422	—
Collateralized Mortgage Obligations	19,450,337	—	19,450,337	—
Commercial Mortgage-Backed Securities	29,605,023	—	29,605,023	—
Communications Services	11,171,953	—	11,171,953	—
Consumer Cyclical	8,177,344	—	8,177,344	—
Consumer Non-Cyclical	12,386,251	—	12,386,251	—
Energy	7,572,572	—	7,572,572	—
Financials	30,399,557	—	30,289,607	109,950
Foreign Government	3,928,085	—	3,928,085	—
Mortgage-Backed Securities	148,732,998	—	148,732,998	—
Technology	3,430,300	—	3,430,300	—
Transportation	2,550,250	—	2,550,250	—
U.S. Government and Agencies	300,200,976	—	300,200,976	—
U.S. Municipals	33,758,563	—	33,758,563	—
Utilities	6,274,226	—	6,274,226	—
Preferred Stock
Financials	162,983	—	162,983	—
Collateral Held for Securities Loaned	34,022,252	34,022,252	—	—
Short-Term Investments	410,858,962	—	410,858,962	—

Total	$4,384,009,115	$3,196,672,950	$1,186,315,775	$1,020,390

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	21,781,379	10,733,053	11,048,326	—
Foreign Currency Forward Contracts^	0	—	0	—

Total Asset Derivatives	$21,781,379	$10,733,053	$11,048,326	$—

Liability Derivatives
Futures Contracts	10,857,062	10,857,062	—	—

Total Liability Derivatives	$10,857,062	$10,857,062	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

^	Unrealized gain on Forward Contracts in this section is <$1.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(110)	March 2014	($24,222,009)	($24,179,375)	$42,634
5-Yr. U.S. Treasury Bond Futures	(1,005)	March 2014	(121,150,645)	(119,909,063)	1,241,582
10-Yr. U.S. Treasury Bond Futures	(135)	March 2014	(16,927,323)	(16,611,328)	315,995
30-Yr. U.S. Treasury Bond Futures	455	March 2014	59,230,295	58,382,187	(848,108)
Eurex EURO STOXX 50 Futures	5,341	March 2014	217,683,728	228,732,054	11,048,326
Mini MSCI EAFE Index Futures	125	March 2014	11,369,721	11,986,250	616,529
Russell 2000 Index Mini-Futures	(1,019)	March 2014	(113,825,051)	(118,346,660)	(4,521,609)
S&P 400 Index Mini-Futures	(1,594)	March 2014	(208,013,015)	(213,500,360)	(5,487,345)
S&P 500 Index Futures	469	March 2014	207,352,662	215,868,975	8,516,313
Total Futures Contracts					$10,924,317

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Australian Dollar^	CITI	447	1/2/2014	$399	$399	$0
Total Purchases				$399	$399	$0
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$0

^	Unrealized gain on Forward Contracts is <$1.

Counterparty
CITI	-	Citibank

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,600,211
Total Interest Rate Contracts		1,600,211
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	20,181,168
Total Equity Contracts		20,181,168
Foreign Exchange Contracts
Forward Contracts^	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	0
Total Foreign Exchange Contracts		0

Total Asset Derivatives		$21,781,379

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	848,108
Total Interest Rate Contracts		848,108
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	10,008,954
Total Equity Contracts		10,008,954

Total Liability Derivatives		$10,857,062

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
^	Unrealized gain on Forward Contracts is <$1.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	36,631
Futures	Net realized gains/(losses) on Futures contracts	30,527,787
Total Equity Contracts		30,564,418
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	332,931
Total Foreign Exchange Contracts		332,931
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(3,393,373)
Total Interest Rate Contracts		(3,393,373)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(2,642,406)
Total Credit Contracts		(2,642,406)

Total		$24,861,570

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,269,048
Total Interest Rate Contracts		1,269,048
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	17,307,800
Total Equity Contracts		17,307,800
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(412,079)
Total Credit Contracts		(412,079)
Foreign Exchange Contracts
Forward Contracts^	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	0
Total Foreign Exchange Contracts		0

Total		$18,164,769

^	Change in unrealized appreciation on Forward Contracts is <$1.

The following table presents Moderately Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$738,317,613	20.6%	N/A	N/A	N/A	N/A	1
Interest Rate Contracts	154,285,817	4.3	N/A	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$174,552	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$20,223,600	0.6%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Growth and Income Plus^	$22,177,546	$518,188	$25,619,980	—	$—	$518,188
Partner Small Cap Growth	70,145,452	1,751,629	—	5,165,495	99,350,542	—
Partner Small Cap Value	73,284,587	1,944,564	3,500,000	3,387,094	95,754,838	1,542,643
Small Cap Stock	59,414,925	250,023	—	4,544,703	80,744,824	250,023
Partner Mid Cap Value	91,117,912	5,641,827	—	6,555,161	120,947,314	1,049,954
Mid Cap Stock	184,608,248	800,789	—	14,161,368	250,137,905	800,789
Partner Worldwide Allocation	403,235,751	114,024	—	46,799,927	469,014,832	114,024
Large Cap Value	225,228,272	3,944,833	—	19,051,500	296,898,574	3,944,833
Large Cap Stock	201,835,703	2,678,067	—	22,150,339	261,579,999	2,678,067
High Yield	118,287,065	7,663,626	347,603	24,872,766	126,092,487	7,663,881
Income	149,352,272	5,732,454	7,886,644	13,668,836	141,401,371	5,418,509
Limited Maturity Bond	46,577,538	666,407	4,478,082	4,308,948	42,310,425	665,697
Cash Management Trust- Collateral Investment	34,779,781	278,111,142	278,868,671	34,022,252	34,022,252	468,117
Cash Management Trust- Short Term Investment	333,230,361	310,290,556	643,520,918	—	—	148,813
Total Value and Income Earned	2,013,275,413				2,018,255,363	25,263,538

^	On August 6, 2013, the Thrivent Asset Allocation Portfolios, as the shareholders of the Thrivent Growth and Income Plus Portfolio, redeemed their shares in-kind. The Growth and Income Plus Portfolio distributed fund securities rather than cash as payment for the redemption of these fund shares. These in-kind transactions were conducted at market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (4.2%)[a]	Value
Basic Materials (0.2%)
	Alpha Natural Resources, Inc., Term Loan
$4,269,246	3.500%, 5/22/2020	$4,192,400
	Fortescue Metals Group, Ltd., Term Loan
2,192,305	4.250%, 6/30/2019	2,219,030
	HCA, Inc., Term Loan
1,496,250	2.919%, 3/31/2017	1,495,786
	Ineos Group Holdings, Ltd., Term Loan
3,899,354	4.000%, 5/4/2018	3,909,102
	Tronox Pigments BV, Term Loan
1,283,550	4.500%, 3/19/2020	1,299,274
	US Coatings Acquisition, Inc., Term Loan
2,977,500	4.750%, 2/1/2020	2,996,109

	Total	16,111,701

Capital Goods (0.1%)
	ADS Waste Holdings, Term Loan
2,351,250	4.250%, 10/9/2019	2,361,690
	Berry Plastics Group, Inc., Term Loan
6,371,850	3.500%, 2/8/2020	6,345,279
	Silver II Borrower, Term Loan
1,667,378	4.000%, 12/13/2019	1,669,112

	Total	10,376,081

Communications Services (1.4%)
	Atlantic Broadband Penn, LLC, Term Loan
1,338,063	3.250%, 11/30/2019	1,332,215
	Cequel Communications, LLC, Term Loan
2,138,674	3.500%, 2/14/2019	2,140,449
	Charter Communications Operating, LLC, Term Loan
855,700	3.000%, 7/1/2020	849,017
4,477,500	3.000%, 12/31/2020	4,438,322
	Clear Channel Communications, Inc., Term Loan
63,482	3.819%, 1/29/2016	61,410
3,645,169	6.919%, 1/30/2019	3,476,580
1,172,348	7.669%, 7/30/2019	1,154,036
	Cricket Communications, Inc., Term Loan
331,650	4.750%, 10/10/2019	332,479
4,626,750	4.750%, 3/8/2020	4,642,157
	Cumulus Media Holdings, Inc., Term Loan
3,232,377	0.000%, 12/23/2020[b,c]	3,248,539
	Fairpoint Communications, Term Loan
4,247,900	7.500%, 2/14/2019	4,384,895
	Grande Communications Networks, LLC, Term Loan
2,596,950	4.500%, 5/29/2020	2,591,548
	Hargray Communications Group, Inc., Term Loan
3,691,450	4.750%, 6/26/2019	3,709,907
	Integra Telecom Holdings, Inc., Term Loan
2,590,425	5.250%, 2/22/2019	2,621,717
1,010,000	9.750%, 2/21/2020	1,037,018
	Level 3 Communications, Inc., Term Loan
3,305,000	4.000%, 1/15/2020	3,327,738
	Liberty Cablevision of Puerto Rico, Ltd., Term Loan
1,669,575	6.000%, 6/9/2017	1,669,575
	LTS Buyer, LLC, Term Loan
3,222,054	4.500%, 4/13/2020	3,233,138
215,000	8.000%, 4/12/2021	216,434
	McGraw-Hill Global Education Holdings, LLC, Term Loan
3,070,200	9.000%, 3/22/2019	3,122,639
	Mediacom Broadband, LLC, Term Loan
1,338,062	4.000%, 1/20/2020	1,337,233
	NEP Broadcasting, LLC, Term Loan
9,345,600	4.750%, 1/22/2020	9,371,301
242,857	9.500%, 7/22/2020	248,778
	NTelos, Inc., Term Loan
1,259,063	5.750%, 11/9/2019	1,261,165
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
1,471,040	5.500%, 7/31/2018	1,471,658
	RCN Telecom Services, LLC, Term Loan
3,842,494	4.500%, 3/1/2020	3,869,930
	SBA Senior Finance II, LLC, Term Loan
373,902	3.750%, 9/28/2019	375,928
	Syniverse Holdings, Inc., Term Loan
3,315,763	4.000%, 4/23/2019	3,326,805
	TNS, Inc., Term Loan
5,600,556	5.000%, 2/14/2020	5,626,822
	Univision Communications, Inc., Term Loan
1,870,863	4.500%, 2/28/2020	1,879,057
1,079,103	4.500%, 3/1/2020	1,083,829
853,550	4.500%, 3/1/2020	858,125
	Virgin Media Investment Holdings, Ltd., Term Loan
7,500,000	3.500%, 6/8/2020	7,511,250
	Visant Corporation, Term Loan
3,825,017	5.250%, 12/22/2016	3,764,468
	WideOpenWest Finance, LLC, Term Loan
5,657,250	4.750%, 4/1/2019	5,679,879
	Zayo Group, LLC, Term Loan
6,921,560	3.481%, 7/2/2019[b,c]	6,923,152

	Total	102,179,193

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (4.2%)[a]	Value
Consumer Cyclical (0.8%)
	Bally Technologies, Inc., Term Loan
$4,064,813	4.250%, 11/25/2020	$4,091,478
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,966,413	4.250%, 2/23/2017	1,983,619
	Cenveo Corporation, Term Loan
2,230,567	6.250%, 2/13/2017	2,239,868
	Ceridian Corporation, Term Loan
1,430,000	4.415%, 5/9/2017	1,434,018
	Chrysler Group, LLC, Term Loan
2,922,519	3.875%, 5/24/2017	2,939,967
	Golden Nugget, Inc., Delayed Draw
531,000	5.000%, 11/21/2019	538,301
	Golden Nugget, Inc., Term Loan
1,239,000	5.500%, 11/21/2019	1,256,036
	Hilton Worldwide Finance, LLC, Term Loan
6,592,105	4.000%, 10/26/2020	6,641,546
	J.C. Penney Corporation, Inc., Term Loan
3,960,100	6.000%, 5/22/2018	3,869,018
	Las Vegas Sands, LLC, Term Loan
2,150,000	0.000%, 12/17/2020[b,c]	2,147,098
	Marina District Finance Company, Inc., Term Loan
2,650,000	0.000%, 8/15/2018[b,c]	2,658,295
	MGM Resorts International, Term Loan
2,643,300	3.500%, 12/20/2019	2,648,269
	Mohegan Tribal Gaming Authority, Term Loan
6,800,000	5.500%, 11/19/2019	6,897,784
	ROC Finance, LLC, Term Loan
6,214,425	3.962%, 6/20/2019	5,940,617
	Scientific Games International, Inc., Term Loan
5,700,000	4.250%, 10/18/2020	5,701,425
	Seminole Indian Tribe of Florida, Term Loan
1,530,212	3.000%, 4/29/2020	1,526,861
	Seven Seas Cruises S de RL, LLC, Term Loan
3,012,000	4.750%, 12/21/2018	3,042,120
	Toys R Us, Inc., Term Loan
2,587,461	5.250%, 5/25/2018	2,178,331

	Total	57,734,651

Consumer Non-Cyclical (0.6%)
	Albertsons, Inc., Term Loan
6,946,675	4.750%, 3/21/2019[b,c]	6,978,491
	Biomet, Inc., Term Loan
2,587,000	3.670%, 7/25/2017	2,601,565
	Catalina Marketing Corporation, Term Loan
2,992,500	5.250%, 10/12/2020	3,029,906
	CHS/Community Health Systems, Inc., Term Loan
1,695,000	3.737%, 1/25/2017	1,707,441
	Del Monte Corporation, Term Loan
843,718	4.000%, 3/8/2018	845,667
	DJO Finance, LLC, Term Loan
2,952,769	4.750%, 9/15/2017	2,980,466
	Grifols, Inc., Term Loan
1,661,883	4.250%, 6/1/2017	1,670,791
	Hologic, Inc., Term Loan
1,632,882	3.750%, 8/1/2019	1,641,047
	JBS USA, LLC, Term Loan
3,187,800	3.750%, 5/25/2018	3,187,800
	McJunkin Red Man Corporation, Term Loan
2,159,588	5.000%, 11/8/2019	2,186,582
	Rite Aid Corporation, Term Loan
635,200	4.000%, 2/21/2020	637,315
1,285,000	5.750%, 8/21/2020	1,315,120
	Roundy’s Supermarkets, Inc., Term Loan
2,670,016	5.750%, 2/13/2019	2,667,106
	Supervalu, Inc., Term Loan
8,192,705	5.000%, 3/21/2019	8,263,080
	Van Wagner Communications, LLC, Term Loan
2,366,100	6.250%, 8/3/2018	2,392,719

	Total	42,105,096

Energy (0.3%)
	Arch Coal, Inc., Term Loan
3,486,472	6.250%, 5/16/2018	3,434,907
	Chesapeake Energy Corporation, Term Loan
5,600,000	5.750%, 12/2/2017	5,712,000
	Fieldwood Energy, LLC, Term Loan
2,094,750	3.875%, 9/28/2018	2,107,549
660,000	8.375%, 9/30/2020	673,200
	Offshore Group Investment, Ltd., Term Loan
3,359,613	5.750%, 3/28/2019	3,396,367
	Pacific Drilling SA, Term Loan
2,412,875	4.500%, 6/3/2018	2,438,524

	Total	17,762,547

Financials (0.2%)
	GEO Group, Inc., Term Loan
856,695	3.250%, 4/3/2020	850,270
	Harland Clarke Holdings Corporation, Term Loan
4,611,625	7.000%, 5/22/2018	4,639,617
	Intelsat Jackson Holdings SA, Term Loan
2,274,236	3.750%, 6/30/2019	2,289,519
	MoneyGram International, Inc., Term Loan
3,419,163	4.250%, 3/27/2020	3,448,020

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (4.2%)[a]	Value
Financials (0.2%) - continued
	WaveDivision Holdings, LLC, Term Loan
$3,623,400	4.000%, 10/12/2019	$3,636,988

	Total	14,864,414

Technology (0.3%)
	First Data Corporation Extended, Term Loan
7,025,000	4.166%, 3/23/2018	7,029,847
	First Data Corporation, Term Loan
1,355,000	4.164%, 9/24/2018	1,355,759
	Freescale Semiconductor, Inc., Term Loan
3,081,712	5.000%, 3/1/2020	3,110,866
3,142,125	5.000%, 1/15/2021	3,174,646
	Infor US, Inc., Term Loan
1,652,596	5.250%, 4/5/2018	1,656,380
100,000	0.000%, 6/3/2020[b,c]	99,771
	SunGard Data Systems, Inc., Term Loan
3,836,250	4.500%, 1/31/2020	3,852,247

	Total	20,279,516

Transportation (0.2%)
	American Airlines, Inc., Term Loan
3,691,450	3.750%, 6/27/2019	3,709,907
	American Petroleum Tankers Parent, LLC, Term Loan
976,757	4.750%, 10/2/2019	976,757
	Delta Air Lines, Inc., Term Loan
3,018,870	3.500%, 4/20/2017	3,028,047
	U.S. Airways, Inc., Term Loan
660,000	4.000%, 5/23/2019	663,795
	United Air Lines, Inc., Term Loan
2,138,837	4.000%, 4/1/2019	2,149,532

	Total	10,528,038

Utilities (0.1%)
	Calpine Corporation, Term Loan
633,486	4.000%, 4/1/2018	637,141
2,676,125	4.000%, 10/9/2019	2,691,647
	Intergen NV, Term Loan
1,711,400	5.500%, 6/15/2020	1,724,235
	NGPL PipeCo, LLC, Term Loan
2,355,376	6.750%, 9/15/2017	2,190,006

	Total	7,243,029

	Total Bank Loans (cost $297,787,510)	299,184,266

Shares	Mutual Funds (42.1%)
Equity Mutual Funds (25.2%)
5,821,599	Thrivent Partner Small Cap Growth Portfolio	111,969,730
4,368,749	Thrivent Partner Small Cap Value Portfolio	123,506,706
3,609,909	Thrivent Small Cap Stock Portfolio	64,136,532
6,230,477	Thrivent Partner Mid Cap Value Portfolio	114,956,666
11,698,088	Thrivent Mid Cap Stock Portfolio	206,628,012
53,352,913	Thrivent Partner Worldwide Allocation Portfolio	534,686,884
26,506,659	Thrivent Large Cap Value Portfolio	413,079,767
20,525,262	Thrivent Large Cap Stock Portfolio	242,388,982

	Total	1,811,353,279

Fixed Income Mutual Funds (16.9%)
38,692,479	Thrivent High Yield Portfolio	196,151,522
60,297,283	Thrivent Income Portfolio	623,763,330
40,337,514	Thrivent Limited Maturity Bond Portfolio	396,082,117

	Total	1,215,996,969

	Total Mutual Funds (cost $2,633,627,884)	3,027,350,248

	Common Stock (23.0%)
Consumer Discretionary (3.7%)
24,100	888 Holdings Public Company, Ltd.	68,886
58,692	Amazon.com, Inc.[d]	23,405,783
5,300	Aoyama Trading Company, Ltd.	143,335
29,700	AutoZone, Inc.[d]	14,194,818
50,500	Barnes & Noble, Inc.[d]	754,975
82,500	Best Buy Company, Inc.	3,290,100
18,200	Bloomin’ Brands, Inc.[d]	436,982
104,100	Cablevision Systems Corporation[e]	1,866,513
56,150	CBS Corporation	3,579,001
7,100	Charter Communications, Inc.[d]	970,996
59,400	Cheesecake Factory, Inc.	2,867,238
14,100	Children’s Place Retail Stores, Inc.[d]	803,277
19,000	Cineworld Group plc	119,677
567,294	Comcast Corporation	29,479,433
2,500	Continental AG	549,226
37,400	Crocs, Inc.[d]	595,408
1,000	Daimler AG	86,785
33,200	Dana Holding Corporation	651,384
20,200	David Jones, Ltd.	54,595
142,208	Delphi Automotive plc	8,550,967
17,627	Discovery Communications, Inc.[d]	1,593,833
21,700	DISH Network Corporation[d]	1,256,864
31,220	Dollar Tree, Inc.[d]	1,761,432
7,300	Dunkin’ Brands Group, Inc.	351,860
25,000	Enterprise Inns plc[d]	63,866
12,052	Finish Line, Inc.	339,505
297,500	Ford Motor Company	4,590,425
53,200	Francesca’s Holdings Corporation[d]	979,412
17,500	Fuji Heavy Industries, Ltd.	502,932
32,900	Gannett Company, Inc.	973,182

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (23.0%)	Value
Consumer Discretionary (3.7%) - continued
10,000	General Motors Company[d]	$408,700
39,948	GNC Holdings, Inc.	2,334,961
58,900	Halfords Group plc	436,604
8,000	Harley-Davidson, Inc.	553,920
11,800	Harman International Industries, Inc.	965,830
13,518	Hasbro, Inc.	743,625
60,800	Haseko Corporation[d]	463,234
193,000	Home Depot, Inc.	15,891,620
93,200	Home Retail Group plc	296,857
13,060	HomeAway, Inc.[d,e]	533,893
87,392	Ignite Restaurant Group, Inc.[d]	1,092,400
12,500	iRobot Corporation[d]	434,625
9,100	ITT Educational Services, Inc.[d,e]	305,578
158,400	ITV plc	509,757
17,500	Kingfisher plc	111,721
29,700	Kohl’s Corporation	1,685,475
327,165	Las Vegas Sands Corporation	25,803,503
47,673	LeapFrog Enterprises, Inc.[d,e]	378,524
40,406	LifeLock, Inc.[d]	663,062
8,735	Limited Brands, Inc.	540,260
226,870	Lowe’s Companies, Inc.	11,241,408
14,739	M/I Homes, Inc.[d]	375,107
48,500	Macy’s, Inc.	2,589,900
37,230	Marriott International, Inc.	1,837,673
18,800	Marriott Vacations Worldwide Corporation[d]	991,888
101,227	MDC Partners, Inc.	2,582,301
88,100	Mediaset SPA[d]	417,809
34,400	Meredith Corporation[e]	1,781,920
43,600	MGM China Holdings, Ltd.	186,602
15,700	Michael Kors Holdings, Ltd.[d]	1,274,683
19,400	Mitchells & Butlers plc[d]	135,742
8,900	N Brown Group plc	78,516
198,570	News Corporation	6,870,522
54,980	Nexstar Broadcasting Group, Inc.	3,064,035
198,300	NIKE, Inc.	15,594,312
7,800	Noodles & Company[d,e]	280,176
14,700	Omnicom Group, Inc.	1,093,239
5,043	O’Reilly Automotive, Inc.[d]	649,084
5,800	Pandora AS	315,270
63,060	Papa John’s International, Inc.	2,862,924
7,352	PetSmart, Inc.	534,858
43,182	Pier 1 Imports, Inc.	996,641
800	Priceline.com, Inc.[d]	929,920
26,900	Regal Entertainment Group[e]	523,205
6,000	Renault SA	482,860
9,940	Ross Stores, Inc.	744,804
9,400	Safilo Group SPA[d]	218,994
17,300	Scientific Games Corporation[d]	292,889
11,900	Scripps Networks Interactive, Inc.	1,028,279
68,100	Seven West Media, Ltd.	143,498
18,200	Signet Jewelers, Ltd.	1,432,340
142,000	SJM Holdings, Ltd.	477,328
83,200	Smith & Wesson Holding Corporation[d,e]	1,122,368
62,300	Southern Cross Media Group, Ltd.	94,259
38,800	Starwood Hotels & Resorts Worldwide, Inc.	3,082,660
17,400	Sturm, Ruger & Company, Inc.[e]	1,271,766
5,300	Takkt AG	98,359
9,100	Target Corporation	575,757
16,000	Technicolor SAd	84,769
16,400	Tempur-Pedic International, Inc.[d]	884,944
14,000	Tenneco, Inc.[d]	791,980
16,500	The Restaurant Group plc	161,863
56,710	Time Warner Cable, Inc.	7,684,205
15,300	TJX Companies, Inc.	975,069
25,100	Toll Brothers, Inc.[d]	928,700
15,100	TomTom NVd	107,184
14,300	Toyota Motor Corporation	871,944
19,782	Tractor Supply Company	1,534,688
1,700	TS Tech Company, Ltd.	57,377
116,770	Tuesday Morning Corporation[d]	1,863,649
391,900	Twenty-First Century Fox, Inc.	13,787,042
6,470	Under Armour, Inc.[d,e]	564,831
12,600	Urban Outfitters, Inc.[d]	467,460
31,400	USS Company, Ltd.	430,698
7,612	VF Corporation	474,532
44,300	Viacom, Inc.	3,869,162
26,600	Weight Watchers International, Inc.[e]	875,938
43,700	Wyndham Worldwide Corporation	3,220,253
3,780	Wynn Resorts, Ltd.	734,114

	Total	267,681,137

Consumer Staples (1.3%)
93,500	Altria Group, Inc.	3,589,465
8,538	Andersons, Inc.	761,333
67,500	Anheuser-Busch InBev NV ADR	7,186,050
40,085	Annie’s, Inc.[d,e]	1,725,258
77,400	Archer-Daniels-Midland Company	3,359,160
9,020	Beam, Inc.	613,901
9,800	Brown-Forman Corporation	740,586
53,500	Bunge, Ltd.	4,392,885
7,900	Campbell Soup Company	341,912
51,100	Colgate-Palmolive Company	3,332,231
5,200	Cranswick plc	102,401
193,360	CVS Caremark Corporation	13,838,775
3,095	Energizer Holdings, Inc.	335,003
92,400	Greencore Group plc	341,214
10,420	Hain Celestial Group, Inc.[d]	945,928
4,600	Henkel AG & Company KGaA	534,681
74,668	Ingredion, Inc.	5,111,771
7,800	Japan Tobacco, Inc.	253,802
35,970	Kimberly-Clark Corporation	3,757,426
16,800	Koninklijke (Royal) Ahold NV	301,916
36,117	Kraft Foods Group, Inc.	1,947,429
79,000	Kroger Company	3,122,870
2,607	Leroy Seafood Group ASA	76,383
3,200	Mandom Corporation	101,318
157,362	Mondelez International, Inc.	5,554,879
12,780	Monster Beverage Corporation[d]	866,101
119,800	Nestle SA	8,780,149
40,316	Philip Morris International, Inc.	3,512,733
8,800	Prestige Brands Holdings, Inc.[d]	315,040
40,200	Procter & Gamble Company	3,272,682
119,200	Rite Aid Corporation[d]	603,152
1,000	Royal Unibrew AS	135,725

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (23.0%)	Value
Consumer Staples (1.3%) - continued
73,200	Safeway, Inc.	$2,384,124
5,400	United Natural Foods, Inc.[d]	407,106
27,300	Wal-Mart Stores, Inc.	2,148,237
145,540	WhiteWave Foods Company[d]	3,338,688
9,676	Whole Foods Market, Inc.	559,563
16,400	Woolworths, Ltd.	496,613

	Total	89,188,490

Energy (2.7%)
460,540	Alpha Natural Resources, Inc.[d]	3,288,256
50,700	Anadarko Petroleum Corporation	4,021,524
3,680	Atwood Oceanics, Inc.[d]	196,475
2,480	Awilco Drilling plc	52,914
5,000	Bristow Group, Inc.	375,300
83,919	BW Offshore, Ltd.	100,457
13,300	C&J Energy Services, Inc.[d,e]	307,230
3,959	Cabot Oil & Gas Corporation	153,451
12,090	Cameron International Corporation[d]	719,718
300	CARBO Ceramics, Inc.	34,959
82,060	Chevron Corporation	10,250,114
1,770	Cimarex Energy Company	185,691
54,400	Cloud Peak Energy, Inc.[d]	979,200
107,700	Cobalt International Energy, Inc.[d]	1,771,665
32,245	Concho Resources, Inc.[d]	3,482,460
266,100	Consol Energy, Inc.	10,122,444
300	Delek Group, Ltd.	114,596
10,450	Denbury Resources, Inc.[d]	171,693
35,400	Dril-Quip, Inc.[d]	3,891,522
36,670	Energy XXI, Ltd.	992,290
2,530	Ensco plc	144,665
90,287	EOG Resources, Inc.	15,153,770
121,150	EQT Corporation	10,876,847
18,700	Exterran Holdings, Inc.[d]	639,540
95,700	Exxon Mobil Corporation	9,684,840
600	Frank’s International NV	16,200
1,652	Fred Olsen Energy ASA	67,411
2,520	Helmerich & Payne, Inc.	211,882
30,840	HollyFrontier Corporation	1,532,440
17,500	Hunting plc	226,424
60,700	Key Energy Services, Inc.[d]	479,530
705,371	Marathon Oil Corporation	24,899,596
4,600	Marathon Petroleum Corporation	421,958
127,800	Nabors Industries, Ltd.	2,171,322
59,470	National Oilwell Varco, Inc.	4,729,649
3,000	Newfield Exploration Company[d]	73,890
4,140	Noble Corporation	155,126
2,830	Noble Energy, Inc.	192,751
72,380	Oasis Petroleum, Inc.[d]	3,399,689
24,800	Occidental Petroleum Corporation	2,358,480
24,970	Oceaneering International, Inc.	1,969,634
2,100	Oil States International, Inc.[d]	213,612
141,260	Peabody Energy Corporation	2,758,808
86,000	Petroleo Brasileiro SA ADR	1,185,080
2,640	Pioneer Natural Resources Company	485,945
1,840	Range Resources Corporation	155,130
111,960	Rex Energy Corporation[d]	2,206,732
41,680	Rosetta Resources, Inc.[d]	2,002,307
3,890	Rowan Companies plc[d]	137,550
94	Royal Dutch Shell plc, Class A	3,369
7,000	Royal Dutch Shell plc, Class B	264,043
265,050	Schlumberger, Ltd.	23,883,655
43,410	SM Energy Company	3,607,805
53,830	Southwestern Energy Company[d]	2,117,134
9,200	Superior Energy Services, Inc.[d]	244,812
12,000	TonenGeneral Sekiyu KK	110,113
199,900	Total SA ADR	12,247,873
44,900	Valero Energy Corporation	2,262,960
1,270,842	Weatherford International, Ltd.[d]	19,685,342
2,410	Whiting Petroleum Corporation[d]	149,107

	Total	194,338,980

Financials (4.3%)
80,750	ACE, Ltd.	8,360,047
13,200	Aegon NV	125,091
27,095	Affiliated Managers Group, Inc.[d]	5,876,364
12,500	Allied World Assurance Company Holdings AG	1,410,125
71,500	Allstate Corporation	3,899,610
15,300	Altisource Residential Corporation	460,683
20,400	American Assets Trust, Inc.	641,172
75,000	American International Group, Inc.	3,828,750
10,560	Ameriprise Financial, Inc.	1,214,928
18,700	AmTrust Financial Services, Inc.[e]	611,303
14,900	Aspen Insurance Holdings, Ltd.	615,519
72,400	Aviva plc	541,660
24,600	AXA SA	685,054
17,100	Axis Capital Holdings, Ltd.	813,447
785,020	Bank of America Corporation	12,222,761
2,100	Bank of Georgia Holdings plc	83,316
7,500	Bankinter SA	51,538
19,000	Banner Corporation	851,580
42,351	Barclays plc	191,507
55,310	BBCN Bancorp, Inc.	917,593
69,500	Berkshire Hathaway, Inc.[d]	8,239,920
9,500	BNP Paribas SA	741,072
15,359	Boston Properties, Inc.	1,541,583
22,200	Camden Property Trust	1,262,736
95,000	CapitaMall Trust	143,766
19,500	Cash America International, Inc.	746,850
423,107	Citigroup, Inc.	22,048,106
12,889	CNA Financial Corporation	552,809
58,150	CNO Financial Group, Inc.	1,028,673
27,670	Columbia Banking System, Inc.	761,202
24,200	Comerica, Inc.	1,150,468
18,700	Credit Suisse Group AGd	577,145
85,200	DCT Industrial Trust, Inc.	607,476
35,300	DDR Corporation	542,561
70,700	Deutsche Bank AGe	3,410,568
46,489	Discover Financial Services	2,601,060
20,417	DnB ASA	366,448
46,510	Education Realty Trust, Inc.	410,218
28,264	Equity Residential	1,466,054
16,300	Evercore Partners, Inc.	974,414
12,460	Extra Space Storage, Inc.	524,940
25,100	F.N.B. Corporation	316,762

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (23.0%)	Value
Financials (4.3%) - continued
158,600	Fifth Third Bancorp	$3,335,358
73,500	First Horizon National Corporation	856,275
17,800	First Industrial Realty Trust, Inc.	310,610
91,100	First Niagara Financial Group, Inc.	967,482
44,670	First Republic Bank	2,338,474
38,300	Franklin Street Properties Corporation	457,685
39,100	Fulton Financial Corporation	511,428
20,400	FXCM, Inc.[e]	363,936
23,400	GAM Holding AGd	455,608
13,600	Gaming and Leisure Properties, Inc.[d]	691,016
34,200	Grainger plc	115,558
3,500	Grupo Catalana Occidente SA	125,469
28,200	Hang Seng Bank, Ltd.	458,012
73,160	Hanmi Financial Corporation	1,601,472
37,800	Hatteras Financial Corporation	617,652
34,963	HCC Insurance Holdings, Inc.	1,613,193
17,099	Health Care REIT, Inc.	915,993
25,003	Henderson Group plc	95,007
56,000	Henderson Land Development Company, Ltd.	320,149
72,446	Host Hotels & Resorts, Inc.	1,408,350
427,900	Huntington Bancshares, Inc.	4,129,235
58,400	Intermediate Capital Group plc	407,199
181,780	Invesco, Ltd.	6,616,792
84,000	iShares Barclays 1-3 Year Credit Bond Fund	8,858,640
43,440	iShares Russell 2000 Index Fund	5,009,066
262,578	J.P. Morgan Chase & Company	15,355,561
63,700	KeyCorp	854,854
47,501	Kimco Realty Corporation	938,145
24,207	Lazard, Ltd.	1,097,061
480,900	Lloyds TSB Group plc[d]	631,034
7,600	M&T Bank Corporation[e]	884,792
20,300	Macerich Company	1,195,467
257,000	Man Group plc	363,061
24,100	MasterCard, Inc.	20,134,586
226,620	MetLife, Inc.	12,219,350
104,000	Mitsubishi UFJ Financial Group, Inc.	690,497
9,900	Mitsui & Company, Ltd.	138,017
233,300	Mizuho Financial Group, Inc.	506,502
21,300	Montpelier Re Holdings, Inc.	619,830
247,400	Morgan Stanley	7,758,464
32,700	NASDAQ OMX Group, Inc.	1,301,460
16,800	NKSJ Holdings, Inc.	467,605
13,200	Nordea Bank AB	177,973
88,200	North Pacific Bank, Ltd.	359,167
17,700	Northern Trust Corporation	1,095,453
59,000	Oversea-Chinese Banking Corporation, Ltd.	478,209
33,610	Parkway Properties, Inc.	648,337
23,700	Pebblebrook Hotel Trust	729,012
29,300	PHH Corporation[d]	713,455
37,900	Piedmont Office Realty Trust, Inc.	626,108
11,600	Portfolio Recovery Associates, Inc.[d]	612,944
18,900	Progressive Corporation	515,403
25,800	Prologis, Inc.	953,310
19,200	Protective Life Corporation	972,672
41,500	Prudential Financial, Inc.	3,827,130
21,000	Prudential plc	469,227
5,892	Public Storage, Inc.	886,864
11,800	Raymond James Financial, Inc.	615,842
17,200	RLJ Lodging Trust	418,304
10,800	SBI Holdings, Inc.	163,991
16,729	Simon Property Group, Inc.	2,545,485
33,200	SLM Corporation	872,496
17,400	Spar Nord Bank ASd	157,868
330,450	SPDR Euro Stoxx 50 ETF	13,944,990
25,200	SPDR Gold Trust[d,e]	2,927,484
120,400	SPDR S&P 500 ETF Trust	22,234,268
9,340	SPDR S&P Biotech ETF	1,216,068
81,510	State Street Corporation	5,982,019
19,880	Stewart Information Services Corporation	641,528
12,900	Sumitomo Mitsui Financial Group, Inc.	670,844
75,070	SVB Financial Group[d]	7,871,840
8,920	T. Rowe Price Group, Inc.	747,228
18,100	Tanger Factory Outlet Centers, Inc.	579,562
27,800	TCF Financial Corporation	451,750
52,580	Terreno Realty Corporation	930,666
26,810	Texas Capital Bancshares, Inc.[d]	1,667,582
52,900	The Paragon Group Of Companies plc	325,427
14,000	Tokio Marine Holdings, Inc.	468,576
71,500	Visa, Inc.	15,921,620
14,346	Vornado Realty Trust	1,273,781
21,600	W.R. Berkley Corporation	937,224
151,290	Wells Fargo & Company	6,868,566
104,403	Zions Bancorporation	3,127,914

	Total	307,781,011

Health Care (2.7%)
13,900	Abbott Laboratories	532,787
19,500	Acorda Therapeutics, Inc.[d]	569,400
4,470	Actavis, Inc.[d]	750,960
2,400	Actelion, Ltd.[d]	203,570
78,600	Akorn, Inc.[d]	1,935,918
31,060	Align Technology, Inc.[d]	1,775,079
66,800	Allscripts Healthcare Solutions, Inc.[d]	1,032,728
21,008	AmerisourceBergen Corporation	1,477,072
128,200	Baxter International, Inc.	8,916,310
13,630	BioMarin Pharmaceutical, Inc.[d]	957,780
127,200	BioScrip, Inc.[d]	941,280
7,101	C.R. Bard, Inc.	951,108
12,372	Catamaran Corporation[d]	587,423
21,100	Centene Corporation[d]	1,243,845
11,670	Cerner Corporation[d]	650,486
9,000	Charles River Laboratories International, Inc.[d]	477,360
7,237	CIGNA Corporation	633,093
45,100	Community Health Systems, Inc.[d]	1,771,077
428,510	Covidien plc	29,181,531
8,704	Dechra Pharmaceuticals plc	101,255
28,500	DENTSPLY International, Inc.	1,381,680

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (23.0%)	Value
Health Care (2.7%) - continued
12,000	Envision Healthcare Holdings, Inc.[d]	$426,240
72,150	ExamWorks Group, Inc.[d,e]	2,155,120
356,450	Express Scripts Holding Company[d]	25,037,048
12,500	Faes Farma, SA	45,532
438,850	Gilead Sciences, Inc.[d]	32,979,577
7,200	GlaxoSmithKline plc	192,367
3,600	GN Store Nord AS	88,473
32,700	HCA Holdings, Inc.[d]	1,560,117
29,100	Healthways, Inc.[d]	446,685
14,200	Illumina, Inc.[d,e]	1,570,804
2,100	Lonza Group AGd	199,570
2,472	Magellan Health Services, Inc.[d]	148,098
31,800	McKesson Corporation	5,132,520
280,320	Merck & Company, Inc.	14,030,016
2,700	Merck KGaA	484,457
3,811	Mettler-Toledo International, Inc.[d]	924,510
16,800	Molina Healthcare, Inc.[d]	583,800
44,900	Neurocrine Biosciences, Inc.[d]	419,366
10,400	Nobel Biocare Holding AGd	162,846
15,600	Novartis AG	1,250,330
64,620	NuVasive, Inc.[d]	2,089,165
20,000	PAREXEL International Corporation[d]	903,600
145,456	PDL BioPharma, Inc.[e]	1,227,649
31,900	PerkinElmer, Inc.	1,315,237
73,428	Perrigo Company plc	11,268,261
35,300	Questcor Pharmaceuticals, Inc.[e]	1,922,085
7,700	ResMed, Inc.[e]	362,516
800	Roche Holding AG	222,506
4,200	Roche Holding AG	1,176,530
7,700	Sanofi	822,324
149,110	Sanofi ADR	7,996,769
1,800	Stada Arzneimittel AG	89,118
7,600	Team Health Holdings, Inc.[d]	346,180
45,600	Thoratec Corporation[d]	1,668,960
23,900	United Therapeutics Corporation[d]	2,702,612
119,776	UnitedHealth Group, Inc.	9,019,133
17,200	Universal Health Services, Inc.	1,397,672
750	Veeva Systems, Inc.[d]	24,075
22,000	Waters Corporation[d]	2,200,000
23,734	Zimmer Holdings, Inc.	2,211,771

	Total	192,875,381

Industrials (2.8%)
24,700	3M Company	3,464,175
30,020	Actuant Corporation	1,099,933
17,980	Acuity Brands, Inc.	1,965,574
62,050	ADT Corporation	2,511,164
43,500	AGCO Corporation	2,574,765
13,733	Allegion plc[d]	606,861
53,814	AMETEK, Inc.	2,834,383
29,990	Apogee Enterprises, Inc.	1,076,941
1,400	Arcadis NV	49,372
13,200	Arkansas Best Corporation	444,576
27,500	Armstrong World Industries, Inc.[d]	1,584,275
41,400	Avis Budget Group, Inc.[d]	1,673,388
11,745	B/E Aerospace, Inc.[d]	1,022,167
17,100	Babcock & Wilcox Company	584,649
26,300	BAM Group	137,137
9,100	Berendsen plc	141,238
130,200	Boeing Company	17,770,998
33,378	Briggs & Stratton Corporation[e]	726,305
46,200	Carillion plc	253,298
400	Central Japan Railway Company	47,141
39,800	Chemring Group plc	148,069
26,500	CLARCOR, Inc.	1,705,275
10,800	Colfax Corporation[d]	687,852
800	Compagnie de Saint-Gobain	44,070
268,797	CSX Corporation	7,733,290
18,500	Cummins, Inc.	2,607,945
10,000	Daifuku Company, Ltd.	128,003
15,600	Deluxe Corporation	814,164
60,600	DigitalGlobe, Inc.[d]	2,493,690
29,100	Dover Corporation	2,809,314
1,700	Elbit Systems, Ltd.	102,675
71,281	EMCOR Group, Inc.	3,025,166
9,300	EnerSys, Inc.	651,837
5,700	Esterline Technologies Corporation[d]	581,172
1,800	European Aeronautic Defence and Space Company	138,187
52,300	Exelis, Inc.	996,838
18,630	Expeditors International of Washington, Inc.	824,378
9,300	Fastenal Company	441,843
24,800	Ferrovial SA	480,423
22,148	Flowserve Corporation	1,745,927
47,700	Fluor Corporation	3,829,833
17,340	Fortune Brands Home and Security, Inc.	792,438
32,200	Foster Wheeler AGd	1,063,244
31,420	GATX Corporation	1,639,181
9,490	Graco, Inc.	741,359
19,100	GWA Group, Ltd.	51,975
17,000	Hanwa Company, Ltd.	91,085
72,200	HNI Corporation	2,803,526
229,972	Honeywell International, Inc.	21,012,542
9,800	Huntington Ingalls Industries, Inc.	882,098
3,000	I.M.A. Industria Macchine Automatiche SPA	115,559
6,000	IHS, Inc.[d]	718,200
125,800	Ingersoll-Rand plc	7,749,280
22,600	ITE Group plc	114,931
306,570	Jacobs Engineering Group, Inc.[d]	19,310,844
11,330	JB Hunt Transport Services, Inc.	875,809
15,200	JM AB	429,452
22,000	Kamigumi Company, Ltd.	201,860
8,845	Kansas City Southern	1,095,276
186,000	Kawasaki Kisen Kaisha, Ltd.	471,103
15,700	Keller Group plc	298,723
15,900	Komori Corporation	271,118
15,500	Koninklijke Philips NV	570,731
74,920	Korn/Ferry International[d]	1,956,910
7,600	KUKA AG	356,687
39,100	Landstar System, Inc.	2,246,295

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (23.0%)	Value
Industrials (2.8%) - continued
4,700	Lindsay Manufacturing Company[e]	$388,925
10,000	Lockheed Martin Corporation	1,486,600
35,492	Manitowoc Company, Inc.	827,673
82,600	Manpower, Inc.	7,092,036
14,800	Matson, Inc.	386,428
24,700	Mermaid Marine Australia, Ltd.	74,985
30,000	MRC Global, Inc.[d]	967,800
35,900	Mueller Water Products, Inc.	336,383
11,600	Nielsen Holdings NV	532,324
36,000	Nippon Express Company, Ltd.	174,262
3,900	Nishio Rent All Company, Ltd.	98,774
16,800	Northgate plc	143,077
15,500	Old Dominion Freight Line, Inc.[d]	821,810
73,458	Oshkosh Corporation	3,700,814
3,300	Osterreichische Post Aktiengesellschaft	158,340
9,431	Parker Hannifin Corporation	1,213,204
69,502	Pentair, Ltd.	5,398,220
50,840	Quanta Services, Inc.[d]	1,604,510
7,800	Randstad Holding NV	506,168
56,000	Republic Airways Holdings, Inc.[d]	598,640
58,710	Ritchie Brothers Auctioneers, Inc.[e]	1,346,220
20,740	Robert Half International, Inc.	870,873
3,300	Rockwell Automation, Inc.	389,928
8,552	Roper Industries, Inc.	1,185,991
16,700	SAS ABd	42,758
10,300	Seven Group Holdings, Ltd.	74,107
26,100	Shanks Group plc	46,873
81,000	Singapore Airport Terminal Services, Ltd.	207,552
18,000	Skilled Group, Ltd.	54,839
2,100	SMC Corporation	530,016
103,500	Southwest Airlines Company	1,949,940
33,800	Spirit Airlines, Inc.[d]	1,534,858
10,855	Stericycle, Inc.[d]	1,261,025
3,700	Temp Holdings Company, Ltd.	98,519
21,020	Tennant Company	1,425,366
30,400	Titan International, Inc.	546,592
13,300	Tyco International, Ltd.	545,832
99,100	Union Pacific Corporation	16,648,800
14,990	United Rentals, Inc.[d,e]	1,168,471
12,746	United Stationers, Inc.	584,914
7,500	United Technologies Corporation	853,500
43,300	Wabash National Corporation[d]	534,755
15,700	WESCO International, Inc.[d]	1,429,799

	Total	198,261,018

Information Technology (4.2%)
70,900	Accenture plc	5,829,398
87,200	Activision Blizzard, Inc.	1,554,776
22,644	Agilent Technologies, Inc.	1,295,010
10,400	Alliance Data Systems Corporation[d]	2,734,472
32,600	Amdocs, Ltd.	1,344,424
11,400	Amphenol Corporation	1,016,652
4,800	Anixter International, Inc.	431,232
14,796	ANSYS, Inc.[d]	1,290,211
69,907	Apple, Inc.	39,225,517
80,731	Applied Materials, Inc.	1,428,131
38,100	Arris Group, Inc.[d]	928,306
8,300	Aspen Technology, Inc.[d]	346,940
351,400	Atmel Corporation[d]	2,751,462
43,439	Autodesk, Inc.[d]	2,186,285
28,200	AVG Technologies NVd	485,322
32,600	Avnet, Inc.	1,437,986
30,550	Broadridge Financial Solutions, Inc.	1,207,336
178,000	Brocade Communications Systems, Inc.[d]	1,578,860
2,500	Cap Gemini SA	169,214
20,057	Ciena Corporation[d]	479,964
614,520	Cisco Systems, Inc.	13,795,974
93,503	CoreLogic, Inc.[d]	3,322,162
22,418	DST Systems, Inc.	2,034,209
48,862	E2open, Inc.[d,e]	1,168,290
14,674	eBay, Inc.[d]	805,456
18,600	Electrocomponents plc	86,099
15,200	Ellie Mae, Inc.[d]	408,424
346,600	EMC Corporation	8,716,990
13,388	Euronet Worldwide, Inc.[d]	640,616
1,300	EVS Broadcast Equipment SA	84,195
8,062	F5 Networks, Inc.[d]	732,513
431,300	Facebook, Inc.[d]	23,574,858
47,400	Fairchild Semiconductor International, Inc.[d]	632,790
7,000	FEI Company	625,520
13,300	FLIR Systems, Inc.	400,330
24,370	Gartner, Inc.[d]	1,731,489
16,900	Genpact, Ltd.[d]	310,453
35,734	Google, Inc.[d]	40,047,451
39,300	Guidewire Software, Inc.[d]	1,928,451
9,300	iGATE Corporation[d]	373,488
200	Inficon Holding AGd	77,250
93,800	Informatica Corporation[d]	3,892,700
41,800	InterDigital, Inc.[e]	1,232,682
12,900	International Business Machines Corporation	2,419,653
25,100	Ixia[d]	334,081
29,000	j2 Global, Inc.[e]	1,450,290
35,924	Juniper Networks, Inc.[d]	810,805
31,400	Laird plc	144,375
15,004	Lam Research Corporation[d]	816,968
6,275	Leidos Holdings, Inc.	291,725
18,402	Lexmark International, Inc.[e]	653,639
1,780	LinkedIn Corporation[d]	385,957
12,300	Micro Focus International plc	156,580
19,898	Microchip Technology, Inc.	890,436
73,890	Microsoft Corporation	2,765,703
56,100	Monster Worldwide, Inc.[d]	399,993
322,770	NetApp, Inc.	13,278,758
20,200	NeuStar, Inc.[d]	1,007,172
7,006	Nice Systems, Ltd. ADR	286,966
42,900	Nokia Oyj[d]	346,633
13,626	Nuance Communications, Inc.[d]	207,115
140,366	NVIDIA Corporation	2,248,663
22,910	NXP Semiconductors NVd	1,052,256
100,000	Oracle Corporation	3,826,000
2,200	Otsuka Corporation	281,059
36,566	Plantronics, Inc.	1,698,491
82,100	Polycom, Inc.[d]	921,983
231,492	QUALCOMM, Inc.	17,188,281

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (23.0%)	Value
Information Technology (4.2%) - continued
192,750	Salesforce.com, Inc.[d]	$10,637,873
17,760	Sapient Corporation[d]	308,314
2,200	SCSK Corporation	57,745
10,100	Seagate Technology plc	567,216
7,700	Seiko Epson Corporation	207,319
9,000	ServiceNow, Inc.[d]	504,090
24,800	SunPower Corporation[d,e]	739,288
405,940	Symantec Corporation	9,572,065
16,700	Synopsys, Inc.[d]	677,519
56,000	Take-Two Interactive Software, Inc.[d]	972,720
94,500	Teradata Corporation[d]	4,298,805
134,127	Teradyne, Inc.[d]	2,363,318
247,920	Texas Instruments, Inc.	10,886,167
39,600	Trimble Navigation, Ltd.[d]	1,374,120
85,022	TriQuint Semiconductor, Inc.[d]	709,083
200	Twitter, Inc.[d]	12,730
32,250	Ubiquiti Networks, Inc.[d,e]	1,482,210
16,801	VeriFone Systems, Inc.[d]	450,603
51,036	Virtusa Corporation[d]	1,943,961
115,700	Vishay Intertechnology, Inc.[d]	1,534,182
194,700	VMware, Inc.[d]	17,466,537
4,900	Wincor Nixdorf AG	340,130
2,700	Xaar plc	50,182
227,900	Xerox Corporation	2,773,543
124,393	Xilinx, Inc.	5,712,127
16,700	Xoom Corporation[d]	457,079

	Total	304,306,396

Materials (0.7%)
7,800	AEP Industries, Inc.[d]	412,074
8,640	Airgas, Inc.	966,384
5,780	Albemarle Corporation	366,394
155,845	Allied Nevada Gold Corporation[d,e]	553,250
171,100	Arrium, Ltd.	268,689
9,200	BHP Billiton, Ltd.	313,654
40,700	BlueScope Steel, Ltd.[d]	212,349
72,005	Celanese Corporation	3,982,597
8,300	CF Industries Holdings, Inc.	1,934,232
35,600	Cliffs Natural Resources, Inc.[e]	933,076
54,200	Coeur Mining, Inc.[d]	588,070
91,700	Dow Chemical Company	4,071,480
23,000	DS Smith plc	126,819
23,200	Eagle Materials, Inc.	1,796,376
15,600	Eastman Chemical Company	1,258,920
8,622	FMC Corporation	650,616
57,830	H.B. Fuller Company	3,009,473
7,930	Innophos Holdings, Inc.	385,398
112,100	Louisiana-Pacific Corporation[d]	2,074,971
53,160	Materials Select Sector SPDR Fund	2,457,055
32,200	Mosaic Company	1,522,094
15,000	Nippon Paint Company, Ltd.	249,571
22,900	Nippon Paper Industries Company, Ltd.	425,319
68,270	Nucor Corporation	3,644,253
25,400	Owens-Illinois, Inc.[d]	908,812
22,700	Packaging Corporation of America	1,436,456
13,600	PPG Industries, Inc.	2,579,376
9,700	Schweitzer-Mauduit International, Inc.	499,259
16,400	Sigma-Aldrich Corporation	1,541,764
20,874	Silgan Holdings, Inc.	1,002,370
10,896	Silver Wheaton Corporation	219,990
19,300	Smurfit Kappa Group plc	473,645
76,227	Southern Copper Corporation	2,188,477
60,030	Steel Dynamics, Inc.	1,172,986
27,700	Stillwater Mining Company[d]	341,818
167,700	Teck Resources, Ltd.[e]	4,361,877
29,500	UPM-Kymmene Oyj	500,325
4,400	Valspar Corporation	313,676
32,900	Walter Energy, Inc.[e]	547,127
12,200	Worthington Industries, Inc.	513,376

	Total	50,804,448

Telecommunications Services (0.2%)
117,700	AT&T, Inc.	4,138,332
98,298	BT Group plc	619,864
31,933	Cogent Communications Group, Inc.	1,290,413
16,500	Freenet AGd	495,761
35,000	iiNet, Ltd.	204,020
2,700	KDDI Corporation	166,361
6,500	Orange SA	80,699
3,936	SBA Communications Corporation[d]	353,610
170,000	Singapore Telecommunications, Ltd.	494,380
104,800	TalkTalk Telecom Group plc	532,082
20,496	Telenor ASA	489,723
105,100	Telstra Corporation, Ltd.	493,296
26,300	TPG Telecom, Ltd.	125,412
14,715	TW Telecom, Inc.[d]	448,366
147,606	Verizon Communications, Inc.	7,253,359

	Total	17,185,678

Utilities (0.4%)
186,900	A2A SPA	218,741
16,100	Calpine Corporation[d]	314,111
31,600	CMS Energy Corporation	845,932
123,600	Electricidade de Portugal SA	453,996
19,300	Gas Natural SDG SA	496,771
13,100	Kansai Electric Power Company, Inc.[d]	150,772
213,590	NiSource, Inc.	7,022,839
35,230	NorthWestern Corporation	1,526,164
198,800	PG&E Corporation	8,007,664
67,320	PNM Resources, Inc.	1,623,758
50,000	Power Assets Holdings, Ltd.	398,023
22,300	Public Service Enterprise Group, Inc.	714,492
42,500	Southern Company	1,747,175
34,691	Southwest Gas Corporation	1,939,574
257,536	SP AusNet	286,784
27,500	Veolia Environnement SA	449,143

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (23.0%)	Value
Utilities (0.4%) - continued
69,300	Wisconsin Energy Corporation	$2,864,862

	Total	29,060,801

	Total Common Stock (cost $1,337,910,458)	1,651,483,340

Principal Amount	Long-Term Fixed Income (22.5%)
Asset-Backed Securities (0.8%)
	Access Group, Inc.
1,261,732	0.665%, 2/25/2036[f,g]	1,257,154
	Ally Auto Receivables Trust 2013-SN1
1,680,000	0.720%, 5/20/2016	1,680,847
	Avis Budget Rental Car Funding AESOP, LLC
828,520	2.370%, 11/20/2014[f]	837,857
	Chesapeake Funding, LLC
3,000,000	0.618%, 1/7/2025[f,g]	2,992,770
	Countrywide Asset-Backed Certificates
2,241,419	5.530%, 4/25/2047	2,051,360
	DT Auto Owner Trust
419,235	0.750%, 5/16/2016[f]	419,304
	Edlinc Student Loan Funding Trust
129,458	3.170%, 10/1/2025[g,h]	128,164
	Enterprise Fleet Financing, LLC
3,900,000	1.060%, 3/20/2019[f]	3,906,357
	FirstEnergy Ohio PIRB Special Purpose Trust 2013
1,680,000	0.679%, 1/15/2019	1,679,273
	FNA Trust
973,523	1.980%, 1/10/2018[h]	965,735
	GE Dealer Floorplan Master Note Trust
1,680,000	0.567%, 4/20/2018[g]	1,681,169
	GE Equipment Transportation, LLC
1,400,000	0.690%, 11/25/2016	1,399,366
	Golden Credit Card Trust
150,000	0.419%, 2/15/2018[f,g]	149,742
2,000,000	0.597%, 9/15/2018[f,g]	2,002,180
	Hertz Fleet Lease Funding, LP
3,225,000	0.716%, 12/10/2027[f,g]	3,225,077
	HLSS Servicer Advance Receivables Backed Notes
2,750,000	1.287%, 9/15/2044[f]	2,748,350
	Hyundai Auto Receivables Trust
1,680,000	0.710%, 9/15/2017	1,681,614
	Hyundai Floorplan Master Owner Trust
1,890,000	0.517%, 5/15/2018[f,g]	1,892,293
	Master Credit Card Trust
1,139,600	0.780%, 4/21/2017[f]	1,137,728
	Morgan Stanley Capital, Inc.
3,161,477	0.315%, 2/25/2037[g]	1,707,191
	Motor plc
2,016,000	0.665%, 2/15/2021[f]	2,017,962
	Nationstar Mortgage Advance Receivable Trust
1,680,000	1.080%, 6/20/2044[f]	1,678,934
	Nissan Master Owner Trust Receivables
250,000	0.467%, 2/15/2018[g]	249,946
	Ohio Phase-In-Recovery Funding, LLC
4,000,000	0.958%, 7/2/2018	4,009,688
	Penarth Master Issuer plc
3,185,000	0.555%, 11/18/2017[f,g]	3,182,605
	Renaissance Home Equity Loan Trust
6,500,000	6.011%, 5/25/2036	4,552,782
3,753,099	5.580%, 11/25/2036	2,280,646
	Santander Drive Auto Receivables Trust
1,400,000	0.700%, 9/15/2017	1,400,365
	SLM Student Loan Trust
103,959	0.767%, 8/15/2022[f,g]	103,800
125,000	1.217%, 5/17/2027[f,g]	123,286
	Volvo Financial Equipment, LLC
1,400,000	0.740%, 3/15/2017[f]	1,398,844
	World Financial Network Credit Card Master Trust
1,400,000	0.910%, 3/16/2020	1,391,047
	World Omni Automobile Lease Securitization Trust
2,600,000	1.400%, 2/15/2019	2,617,948
	World Omni Master Owner Trust
150,000	0.517%, 2/15/2018[f,g]	150,064

	Total	58,701,448

Basic Materials (0.2%)
	FMG Resources Pty. Ltd.
2,201,432	6.875%, 2/1/2018[e,f]	2,317,007
	Freeport-McMoRan Copper & Gold, Inc.
1,110,000	2.375%, 3/15/2018	1,107,288
	Glencore Funding, LLC
600,000	1.700%, 5/27/2016[f]	600,505
840,000	1.604%, 1/15/2019[f,g]	823,955
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
1,100,000	8.875%, 2/1/2018	1,142,625
	Ineos Finance plc
1,100,000	7.500%, 5/1/2020[f]	1,205,875
	Inmet Mining Corporation
1,100,000	7.500%, 6/1/2021[f]	1,149,500
	International Paper Company
560,000	5.300%, 4/1/2015	589,814
	LyondellBasell Industries NV
980,000	6.000%, 11/15/2021	1,127,110
	Mosaic Company
456,000	5.450%, 11/15/2033	464,595
	Rio Tinto Finance USA plc
588,000	1.375%, 6/17/2016	597,157
	Xstrata Finance Canada, Ltd.
1,444,000	2.050%, 10/23/2015[f]	1,462,378

	Total	12,587,809

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (22.5%)	Value
Capital Goods (0.1%)
	BAE Systems plc
$640,000	3.500%, 10/11/2016[f]	$669,024
	CNH Capital, LLC
1,100,000	3.625%, 4/15/2018	1,115,125
	Eaton Corporation
300,000	1.500%, 11/2/2017	294,100
450,000	4.000%, 11/2/2032	413,284
	John Deere Capital Corporation
840,000	0.314%, 1/12/2015[g]	840,570
	Northrop Grumman Corporation
948,000	1.750%, 6/1/2018	924,832
	Reynolds Group Issuer, Inc.
1,101,432	5.750%, 10/15/2020	1,123,461
	Roper Industries, Inc.
885,000	2.050%, 10/1/2018	860,063
	RSC Equipment Rental, Inc.
1,100,000	8.250%, 2/1/2021	1,240,250
	Textron, Inc.
785,000	5.600%, 12/1/2017	869,366

	Total	8,350,075

Collateralized Mortgage Obligations (0.7%)
	Alternative Loan Trust
1,877,399	6.000%, 6/25/2036	1,602,272
	Citigroup Mortgage Loan Trust, Inc.
1,341,864	5.500%, 11/25/2035	1,190,560
	CitiMortgage Alternative Loan Trust
4,412,286	5.750%, 4/25/2037	3,711,209
	Countrywide Alternative Loan Trust
3,495,945	5.066%, 10/25/2035	2,819,651
1,808,436	6.000%, 4/25/2036	1,489,404
841,422	6.000%, 1/25/2037	714,793
5,033,908	5.500%, 5/25/2037	4,183,671
3,962,337	7.000%, 10/25/2037	2,655,559
	Countrywide Home Loans, Inc.
1,701,024	5.750%, 4/25/2037	1,499,789
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
545,346	5.500%, 10/25/2021	522,205
1,397,713	6.000%, 10/25/2021	1,300,366
	Federal Home Loan Mortgage Corporation
6,046,485	3.000%, 2/15/2033[i]	923,822
	Federal National Mortgage Association
13,141,984	3.500%, 1/25/2033[i]	2,344,990
	GSR Mortgage Loan Trust
1,611,364	0.355%, 8/25/2046[g]	1,586,135
	HomeBanc Mortgage Trust
2,242,868	2.409%, 4/25/2037	1,559,689
	J.P. Morgan Mortgage Trust
939,503	2.783%, 6/25/2036	767,448
394,110	2.665%, 10/25/2036	326,578
5,109,322	0.545%, 1/25/2037[g]	3,342,498
5,277,405	6.250%, 8/25/2037	3,692,415
	MASTR Alternative Loans Trust
929,176	6.500%, 7/25/2034	929,829
3,042,006	0.615%, 12/25/2035[g]	1,649,442
	Merrill Lynch Alternative Note Asset Trust
964,314	6.000%, 3/25/2037	875,839
	Residential Asset Securitization Trust
3,926,456	0.545%, 8/25/2037[g]	1,225,019
	Sequoia Mortgage Trust
453,850	2.634%, 9/20/2046	31,503
	WaMu Mortgage Pass Through Certificates
386,917	2.369%, 9/25/2036	337,799
1,340,000	2.420%, 10/25/2036	1,142,765
3,748,460	2.065%, 11/25/2036	3,151,394

	Total	45,576,644

Commercial Mortgage-Backed Securities (0.9%)
	Banc of America Commercial Mortgage, Inc.
7,200,000	5.623%, 4/10/2049	7,978,442
4,975,000	5.649%, 6/10/2049	5,497,529
	Bear Stearns Commercial Mortgage Securities, Inc.
3,500,000	5.331%, 2/11/2044	3,801,588
	CGBAM Commercial Mortgage Trust
5,460,000	1.268%, 5/15/2030[f,g]	5,463,412
	Citigroup/Deutsche Bank Commercial Mortgage
3,000,000	5.322%, 12/11/2049	3,285,324
	Commercial Mortgage Pass- Through Certificates
1,680,000	1.218%, 6/8/2030[f,g]	1,675,894
	Credit Suisse First Boston Mortgage Securities
7,200,000	5.542%, 1/15/2049	7,920,029
	Credit Suisse Mortgage Capital Certificates
8,875,000	5.509%, 9/15/2039	9,529,531
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
240,650	0.727%, 12/25/2016	239,091
	Government National Mortgage Association
136,399	2.164%, 3/16/2033	137,068
69,380	3.214%, 1/16/2040	70,402
	Greenwich Capital Commercial Funding Corporation
4,650,000	5.867%, 12/10/2049	5,095,135
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,120,000	0.867%, 4/15/2028[f,g]	1,115,106
3,650,000	5.706%, 2/12/2049	3,918,107

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (22.5%)	Value
Commercial Mortgage-Backed Securities (0.9%) - continued
	Morgan Stanley Capital, Inc.
$2,650,000	5.406%, 3/15/2044	$2,880,537
	SCG Trust 2013-SRP1
1,150,000	1.567%, 11/15/2026[f,g]	1,151,325
	Wachovia Bank Commercial Mortgage Trust
5,400,000	5.603%, 10/15/2048	5,796,625

	Total	65,555,145

Communications Services (0.4%)
	AMC Networks, Inc.
1,100,000	4.750%, 12/15/2022	1,047,750
	America Movil SAB de CV
1,125,000	1.244%, 9/12/2016[g]	1,136,671
912,000	5.000%, 10/16/2019	996,360
	AT&T, Inc.
608,000	2.400%, 8/15/2016	625,234
760,000	1.146%, 11/27/2018[g]	765,790
912,000	3.875%, 8/15/2021	923,947
	British Telecommunications plc
588,000	1.625%, 6/28/2016	593,181
	CBS Corporation
600,000	8.875%, 5/15/2019	767,118
	CC Holdings GS V, LLC
690,000	2.381%, 12/15/2017	683,433
	CCO Holdings, LLC
1,100,000	7.375%, 6/1/2020	1,190,750
	CenturyLink, Inc.
1,100,000	5.625%, 4/1/2020	1,119,250
	Comcast Corporation
375,000	4.650%, 7/15/2042	348,977
	Cox Communications, Inc.
932,000	9.375%, 1/15/2019[f]	1,172,554
	Crown Castle Towers, LLC
540,000	4.174%, 8/15/2017[f]	569,574
	DIRECTV Holdings, LLC
600,000	2.400%, 3/15/2017	610,835
600,000	1.750%, 1/15/2018	588,581
632,000	5.875%, 10/1/2019	715,919
	Hughes Satellite Systems Corporation
1,100,000	6.500%, 6/15/2019	1,190,750
	Intelsat Jackson Holdings SA
1,100,000	7.250%, 4/1/2019	1,188,000
	Level 3 Financing, Inc.
1,100,000	8.625%, 7/15/2020	1,232,000
	NBC Universal Enterprise, Inc.
840,000	0.929%, 4/15/2018[f,g]	843,075
	Nippon Telegraph & Telephone Corporation
584,000	1.400%, 7/18/2017	576,968
	SBA Tower Trust
575,000	5.101%, 4/17/2017[f]	619,811
	Sprint Communications, Inc.
1,101,432	9.000%, 11/15/2018[f]	1,327,226
	Telefonica Emisiones SAU
912,000	3.992%, 2/16/2016	957,963
912,000	3.192%, 4/27/2018	928,796
	Univision Communications, Inc.
1,100,000	6.875%, 5/15/2019[f]	1,175,625
	UPCB Finance V, Ltd.
1,100,000	7.250%, 11/15/2021[f]	1,193,500
	Verizon Communications, Inc.
1,216,000	2.500%, 9/15/2016	1,257,388
453,000	1.100%, 11/1/2017	440,726
640,000	5.500%, 2/15/2018	723,046
608,000	1.993%, 9/14/2018[g]	639,311
304,000	3.650%, 9/14/2018	321,803
912,000	6.400%, 9/15/2033	1,048,910
304,000	6.550%, 9/15/2043	355,668
	Wind Acquisition Finance SA
1,100,000	11.750%, 7/15/2017[f]	1,170,125

	Total	31,046,615

Consumer Cyclical (0.3%)
	Amazon.com, Inc.
300,000	1.200%, 11/29/2017	293,728
	American Honda Finance Corporation
1,120,000	0.612%, 5/26/2016[f,g]	1,122,576
	Chrysler Group, LLC
1,115,000	8.000%, 6/15/2019	1,232,075
	Cinemark USA, Inc.
1,100,000	4.875%, 6/1/2023	1,034,000
	Daimler Finance North America, LLC
870,000	1.102%, 8/1/2018[f,g]	874,683
	Federated Retail Holdings, Inc.
357,000	5.900%, 12/1/2016	400,439
	Ford Motor Company
465,000	7.450%, 7/16/2031	569,471
	Ford Motor Credit Company, LLC
945,000	12.000%, 5/15/2015	1,084,539
840,000	1.489%, 5/9/2016[g]	852,325
765,000	1.700%, 5/9/2016	773,753
775,000	2.375%, 1/16/2018	782,719
594,000	5.000%, 5/15/2018	661,662
	Gap, Inc.
775,000	5.950%, 4/12/2021	856,354
	General Motors Company
456,000	3.500%, 10/2/2018[f]	466,260
608,000	4.875%, 10/2/2023[f]	615,600
	General Motors Financial Company, Inc.
620,000	2.750%, 5/15/2016[f]	627,750
1,100,000	3.250%, 5/15/2018[f]	1,100,000
	Home Depot, Inc.
608,000	4.875%, 2/15/2044	615,643
	Hyundai Capital America
604,000	1.625%, 10/2/2015[f]	607,023
	Jaguar Land Rover Automotive plc
1,100,000	5.625%, 2/1/2023[f]	1,100,000
	L Brands, Inc.
1,100,000	5.625%, 2/15/2022	1,124,750
	Lennar Corporation
1,100,000	4.125%, 12/1/2018	1,105,500
	Macy’s Retail Holdings, Inc.
300,000	3.875%, 1/15/2022	295,703

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (22.5%)	Value
Consumer Cyclical (0.3%) - continued
$244,000	4.375%, 9/1/2023	$244,919
	Toll Brothers Finance Corporation
620,000	8.910%, 10/15/2017[e]	748,650
304,000	4.000%, 12/31/2018	309,320
	Toyota Motor Credit Corporation
1,120,000	0.529%, 5/17/2016[g]	1,123,194
380,000	1.750%, 5/22/2017	381,792
	TRW Automotive, Inc.
360,000	7.250%, 3/15/2017[f]	413,100
	Viacom, Inc.
456,000	2.500%, 9/1/2018	459,676
	Walgreen Company
892,000	5.250%, 1/15/2019	997,208
	Western Union Company
600,000	2.375%, 12/10/2015	613,987
	Wynn Las Vegas, LLC
1,100,000	5.375%, 3/15/2022[e]	1,111,000

	Total	24,599,399

Consumer Non-Cyclical (0.6%)
	AbbVie, Inc.
1,212,000	1.750%, 11/6/2017	1,209,924
	Altria Group, Inc.
491,000	9.700%, 11/10/2018	645,366
912,000	4.000%, 1/31/2024	891,402
	Anheuser-Busch InBev Worldwide, Inc.
1,030,000	7.750%, 1/15/2019	1,286,119
	Avon Products, Inc.
310,000	2.375%, 3/15/2016	312,055
	Biomet, Inc.
1,100,000	6.500%, 8/1/2020	1,155,000
	Boston Scientific Corporation
775,000	6.000%, 1/15/2020	889,724
	Bunge Limited Finance Corporation
450,000	8.500%, 6/15/2019	552,817
	Celgene Corporation
900,000	1.900%, 8/15/2017	895,741
304,000	2.300%, 8/15/2018	302,331
	CHS/Community Health Systems, Inc.
1,100,000	7.125%, 7/15/2020	1,141,250
	ConAgra Foods, Inc.
900,000	1.900%, 1/25/2018	883,498
	Coventry Health Care, Inc.
882,000	5.950%, 3/15/2017	997,176
	CVS Caremark Corporation
608,000	1.200%, 12/5/2016	608,617
385,000	6.125%, 9/15/2039	436,636
	Endo Pharmaceuticals Holdings, Inc.
1,100,000	7.000%, 7/15/2019	1,177,000
	Express Scripts Holding Company
588,000	3.125%, 5/15/2016	613,703
	Fresenius Medical Care US Finance II, Inc.
1,100,000	5.875%, 1/31/2022[f]	1,160,500
	Gilead Sciences, Inc.
653,000	3.050%, 12/1/2016	689,485
	Hawk Acquisition Sub, Inc.
1,101,432	4.250%, 10/15/2020[f]	1,065,635
	Heineken NV
300,000	1.400%, 10/1/2017[f]	294,322
	IMS Health, Inc.
1,497,000	6.000%, 11/1/2020[f]	1,590,562
	Kroger Company
665,000	0.804%, 10/17/2016[g]	666,459
608,000	1.200%, 10/17/2016	608,260
	Lorillard Tobacco Company
584,000	2.300%, 8/21/2017[e]	585,288
760,000	8.125%, 6/23/2019	925,791
	Mallinckrodt International Finance SA
680,000	3.500%, 4/15/2018[f]	667,073
	Mattel, Inc.
600,000	1.700%, 3/15/2018	586,222
	Medco Health Solutions, Inc.
900,000	7.125%, 3/15/2018	1,069,441
	Merck & Company, Inc.
1,120,000	0.599%, 5/18/2018[g]	1,122,938
	Mylan, Inc.
600,000	7.875%, 7/15/2020[f]	678,925
	PepsiCo, Inc.
840,000	0.447%, 2/26/2016[g]	840,555
	Pernod Ricard SA
632,000	2.950%, 1/15/2017[f]	652,675
474,000	5.750%, 4/7/2021[f]	522,474
	Perrigo Company, Ltd.
2,087,000	1.300%, 11/8/2016[f]	2,079,766
608,000	2.300%, 11/8/2018[f]	600,113
	Roche Holdings, Inc.
310,000	7.000%, 3/1/2039[f]	406,520
	SABMiller Holdings, Inc.
960,000	2.450%, 1/15/2017[f]	983,027
735,000	3.750%, 1/15/2022[f]	737,742
	Safeway, Inc.
310,000	3.400%, 12/1/2016	322,528
625,000	5.000%, 8/15/2019	664,664
	Spectrum Brands Escrow Corporation
1,100,000	6.375%, 11/15/2020[f]	1,174,250
	Thermo Fisher Scientific, Inc.
760,000	1.300%, 2/1/2017	756,698
304,000	2.400%, 2/1/2019	301,170
	Tyson Foods, Inc.
760,000	4.500%, 6/15/2022	773,806
	Valeant Pharmaceuticals International
1,100,000	6.875%, 12/1/2014[f]	1,177,000
	Watson Pharmaceuticals, Inc.
1,064,000	1.875%, 10/1/2017	1,052,904
	WM Wrigley Jr. Company
1,210,000	1.400%, 10/21/2016[f]	1,211,833
760,000	2.000%, 10/20/2017[f]	757,889

	Total	40,724,874

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (22.5%)	Value
Energy (0.3%)
	BP Capital Markets plc
$840,000	1.846%, 5/5/2017	$848,434
906,000	1.375%, 11/6/2017	892,224
608,000	2.241%, 9/26/2018	609,755
	CNOOC, Ltd.
1,025,000	1.125%, 5/9/2016	1,021,224
	Concho Resources, Inc.
1,101,432	5.500%, 10/1/2022	1,137,229
	Continental Resources, Inc.
1,064,000	4.500%, 4/15/2023	1,078,630
	Devon Energy Corporation
1,216,000	1.200%, 12/15/2016	1,215,489
	EQT Corporation
770,000	8.125%, 6/1/2019	934,144
	Hess Corporation
900,000	8.125%, 2/15/2019	1,117,903
	Linn Energy, LLC
1,101,432	7.000%, 11/1/2019[f]	1,112,446
	Lukoil International Finance BV
775,000	3.416%, 4/24/2018[f]	781,781
	MEG Energy Corporation
1,100,000	6.500%, 3/15/2021[f]	1,157,750
	Murphy Oil Corporation
450,000	2.500%, 12/1/2017	452,737
	Oasis Petroleum, Inc.
1,100,000	6.875%, 1/15/2023	1,171,500
	Offshore Group Investment, Ltd.
1,100,000	7.500%, 11/1/2019[e]	1,196,250
	Petrobras Global Finance BV
1,264,000	2.000%, 5/20/2016	1,263,000
	Petroleos Mexicanos
441,000	3.500%, 7/18/2018	452,576
	Pioneer Natural Resources Company
294,000	5.875%, 7/15/2016	326,130
	Range Resources Corporation
1,100,000	5.000%, 8/15/2022	1,080,750
	Shell International Finance BV
1,190,000	0.451%, 11/15/2016[g]	1,191,008
	Sinopec Capital 2013, Ltd.
930,000	1.250%, 4/24/2016[f]	926,337
	Suncor Energy, Inc.
519,000	6.100%, 6/1/2018	599,942
	Transocean, Inc.
292,000	5.050%, 12/15/2016	322,564
1,009,000	6.000%, 3/15/2018	1,131,539
	Weatherford International, Ltd.
565,000	9.625%, 3/1/2019	725,948
932,000	6.750%, 9/15/2040	1,008,009

	Total	23,755,299

Financials (1.6%)
	Abbey National Treasury Services plc
608,000	3.050%, 8/23/2018	624,738
	Achmea Hypotheekbank NV
371,000	3.200%, 11/3/2014[f]	379,689
	Aetna, Inc.
657,000	1.500%, 11/15/2017	647,337
	American Express Credit Corporation
380,000	2.375%, 3/24/2017	390,594
	American International Group, Inc.
1,355,000	2.375%, 8/24/2015	1,384,053
760,000	3.800%, 3/22/2017	811,603
608,000	8.250%, 8/15/2018	760,535
	ANZ National International, Ltd. of London
1,007,000	3.125%, 8/10/2015[e,f]	1,043,686
	Associated Banc Corporation
294,000	1.875%, 3/12/2014	294,410
	Aviation Capital Group Corporation
608,000	3.875%, 9/27/2016[f]	627,996
	Bank Nederlandse Gemeenten NV
420,000	1.375%, 3/19/2018[e,f]	412,524
	Bank of America Corporation
1,214,000	7.750%, 8/15/2015	1,335,663
590,000	5.750%, 8/15/2016	650,658
1,360,000	5.750%, 12/1/2017	1,547,834
1,770,000	1.316%, 3/22/2018[g]	1,793,506
595,000	5.650%, 5/1/2018	677,270
912,000	2.600%, 1/15/2019	916,026
	Bank of Montreal
588,000	1.300%, 7/15/2016	592,931
840,000	0.843%, 4/9/2018[g]	844,235
	Bank of Nova Scotia
840,000	0.643%, 3/15/2016[g]	841,341
620,000	0.950%, 3/15/2016	620,882
	BB&T Corporation
294,000	1.103%, 6/15/2018[g]	296,062
	BBVA Banco Continental SA
960,000	2.250%, 7/29/2016[f]	955,200
	BBVA US Senior SAU
1,058,000	4.664%, 10/9/2015	1,112,252
	Berkshire Hathaway Finance Corporation
780,000	1.600%, 5/15/2017	787,522
840,000	1.300%, 5/15/2018	820,835
	BNP Paribas SA
608,000	1.250%, 12/12/2016	608,446
894,000	2.375%, 9/14/2017	912,744
	Branch Banking and Trust Company
912,000	0.667%, 12/1/2016[g]	912,767
	Canadian Imperial Bank of Commerce
610,000	2.600%, 7/2/2015[f]	629,215
	Capital One Financial Corporation
604,000	2.150%, 3/23/2015	614,015
560,000	0.696%, 3/22/2016[g]	559,426
908,000	6.150%, 9/1/2016	1,015,582
	Citigroup, Inc.
1,213,000	5.000%, 9/15/2014	1,247,552
1,130,000	5.500%, 2/15/2017	1,245,074
618,000	6.000%, 8/15/2017	704,372
991,000	8.500%, 5/22/2019	1,270,055

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (22.5%)	Value
Financials (1.6%) - continued
$600,000	4.050%, 7/30/2022	$593,314
	CNA Financial Corporation
755,000	7.350%, 11/15/2019	915,220
	CoBank ACB
495,000	0.843%, 6/15/2022[g,h]	453,544
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
550,000	3.950%, 11/9/2022	532,944
	Credit Agricole SA
775,000	1.625%, 4/15/2016[f]	779,779
	Credit Suisse AG
1,216,000	5.400%, 1/14/2020	1,351,381
	CyrusOne, LP
1,100,000	6.375%, 11/15/2022	1,138,500
	DDR Corporation
775,000	9.625%, 3/15/2016	908,617
	Discover Financial Services
1,170,000	6.450%, 6/12/2017	1,325,774
	DnB Boligkreditt AS
1,120,000	1.450%, 3/21/2018[f]	1,094,688
	Eksportfinans ASA
390,000	3.000%, 11/17/2014	391,560
548,000	5.500%, 5/25/2016	578,140
	Fifth Third Bancorp
671,000	5.450%, 1/15/2017	737,423
	General Electric Capital Corporation
385,000	1.109%, 5/9/2016[g]	389,134
285,000	1.600%, 11/20/2017	283,124
310,000	0.959%, 4/2/2018[g]	312,459
2,025,000	6.000%, 8/7/2019	2,375,957
840,000	1.243%, 3/15/2023[g]	835,693
767,000	6.750%, 3/15/2032	949,780
	Goldman Sachs Group, Inc.
1,350,000	3.700%, 8/1/2015	1,405,743
620,000	2.375%, 1/22/2018	622,357
840,000	1.436%, 4/30/2018[g]	849,924
620,000	1.341%, 11/15/2018[g]	621,454
775,000	7.500%, 2/15/2019	943,926
910,000	5.375%, 3/15/2020	1,012,037
900,000	5.250%, 7/27/2021	985,358
	Hartford Financial Services Group, Inc.
841,000	4.000%, 10/15/2017	894,505
600,000	5.125%, 4/15/2022	653,527
	HCP, Inc.
294,000	6.000%, 1/30/2017	329,495
265,000	6.700%, 1/30/2018	308,015
	Health Care REIT, Inc.
995,000	4.700%, 9/15/2017	1,081,562
300,000	2.250%, 3/15/2018	296,596
	HSBC Bank plc
1,120,000	0.881%, 5/15/2018[f,g]	1,122,429
	HSBC Finance Corporation
912,000	6.676%, 1/15/2021	1,047,922
	HSBC USA, Inc.
620,000	1.625%, 1/16/2018	611,355
	Huntington Bancshares, Inc.
304,000	2.600%, 8/2/2018	304,178
	Huntington National Bank
775,000	1.350%, 8/2/2016	774,714
	Icahn Enterprises, LP
1,101,432	8.000%, 1/15/2018	1,145,489
	ING Bank NV
604,000	3.750%, 3/7/2017[f]	636,145
	ING Capital Funding Trust III
600,000	3.847%, 12/29/2049[g,j]	597,750
	ING US, Inc.
645,000	2.900%, 2/15/2018	659,697
	International Lease Finance Corporation
720,000	2.193%, 6/15/2016[g]	723,600
	Intesa Sanpaolo SPA
704,000	3.125%, 1/15/2016	717,420
760,000	3.875%, 1/15/2019	755,604
	J.P. Morgan Chase & Company
560,000	0.689%, 4/23/2015[g]	561,103
600,000	1.125%, 2/26/2016	601,021
1,044,000	3.450%, 3/1/2016	1,094,994
1,306,000	2.000%, 8/15/2017	1,324,746
415,000	1.800%, 1/25/2018	411,357
930,000	6.300%, 4/23/2019	1,097,636
320,000	3.200%, 1/25/2023	303,368
930,000	7.900%, 4/29/2049[j]	1,025,325
	J.P. Morgan Chase Bank NA
815,000	0.574%, 6/13/2016[g]	810,717
	KeyBank NA
985,000	7.413%, 5/6/2015	1,067,277
	Liberty Mutual Group, Inc.
292,000	4.950%, 5/1/2022[f]	301,931
316,000	6.500%, 5/1/2042[f]	346,795
	Liberty Property, LP
830,000	5.500%, 12/15/2016	916,212
	Lloyds TSB Bank plc
600,000	6.500%, 9/14/2020[f]	682,044
	Macquarie Bank, Ltd.
800,000	5.000%, 2/22/2017[f]	867,552
	Merrill Lynch & Company, Inc.
620,000	6.400%, 8/28/2017	714,802
	Mizuho Corporate Bank, Ltd.
590,000	1.850%, 3/21/2018[f]	575,055
	Morgan Stanley
588,000	4.750%, 4/1/2014[e]	592,675
300,000	1.488%, 2/25/2016[g]	303,902
300,000	1.750%, 2/25/2016	304,027
1,140,000	4.750%, 3/22/2017	1,244,102
630,000	6.250%, 8/28/2017	720,864
560,000	1.518%, 4/25/2018[g]	568,001
632,000	4.875%, 11/1/2022	646,954
800,000	4.100%, 5/22/2023	774,201
	Murray Street Investment Trust I
1,638,000	4.647%, 3/9/2017	1,763,941
	National City Corporation
980,000	6.875%, 5/15/2019	1,161,237
	Nederlandse Waterschapsbank NV
560,000	0.750%, 3/29/2016[f]	559,662
	Nomura Holdings, Inc.
840,000	1.694%, 9/13/2016[g]	855,217

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (22.5%)	Value
Financials (1.6%) - continued
$1,290,000	2.000%, 9/13/2016	$1,300,664
	Nordea Eiendomskreditt AS
840,000	2.125%, 9/22/2016[f]	862,404
	PNC Bank NA
1,887,000	1.150%, 11/1/2016	1,889,312
	Prologis, LP
950,000	7.375%, 10/30/2019	1,147,070
	Prudential Covered Trust
714,000	2.997%, 9/30/2015[f]	736,119
	Realty Income Corporation
302,000	2.000%, 1/31/2018	295,767
	Regions Bank
1,423,000	7.500%, 5/15/2018	1,683,816
	Reinsurance Group of America, Inc.
570,000	5.625%, 3/15/2017	628,380
302,000	5.000%, 6/1/2021	316,930
	Royal Bank of Canada
1,450,000	1.125%, 7/22/2016	1,449,813
882,000	2.200%, 7/27/2018	885,582
	Royal Bank of Scotland Group plc
1,003,000	5.050%, 1/8/2015	1,032,691
600,000	2.550%, 9/18/2015	613,654
	Santander US Debt SAU
720,000	3.724%, 1/20/2015[f]	734,347
400,000	3.781%, 10/7/2015[f]	412,178
	Simon Property Group, LP
620,000	10.350%, 4/1/2019	838,967
	SLM Corporation
480,000	3.875%, 9/10/2015	496,200
300,000	6.250%, 1/25/2016	324,000
	SpareBank 1 Boligkreditt AS
1,120,000	1.250%, 5/2/2018[f]	1,083,712
	Svensk Exportkredit AB
560,000	1.125%, 4/5/2018[e]	546,302
	Svenska Handelsbanken AB
600,000	3.125%, 7/12/2016	627,544
370,000	1.625%, 3/21/2018	362,977
	Swedbank Hypotek AB
1,120,000	1.375%, 3/28/2018[f]	1,094,128
	Swiss RE Capital I, LP
750,000	6.854%, 5/29/2049[f,j]	792,750
	Toronto-Dominion Bank
470,000	2.200%, 7/29/2015[f]	482,455
810,000	0.702%, 9/9/2016[g]	812,391
	UBS AG London
1,120,000	0.750%, 3/24/2016[f]	1,126,246
	UBS AG/Stamford, Connecticut
351,000	5.875%, 12/20/2017	402,782
	Union Bank NA
1,216,000	1.500%, 9/26/2016	1,229,785
	Ventas Realty, LP
912,000	1.550%, 9/26/2016	918,472
	Wachovia Corporation
840,000	0.513%, 6/15/2017[g]	833,482
	Wells Fargo & Company
2,186,000	1.250%, 7/20/2016	2,202,216
836,000	2.100%, 5/8/2017	851,591
620,000	1.500%, 1/16/2018	615,995
	XLIT, Ltd.
912,000	2.300%, 12/15/2018	895,756

	Total	118,659,659

Foreign Government (0.1%)
	Asian Development Bank
1,120,000	0.500%, 6/20/2016	1,115,744
	Denmark Government International Bond
1,120,000	0.375%, 4/25/2016[f]	1,113,392
	Export-Import Bank of Korea
600,000	1.250%, 11/20/2015	601,849
	International Finance Corporation
275,000	0.500%, 5/16/2016	274,472
	Kommunalbanken AS
300,000	2.750%, 5/5/2015[f]	309,477
1,120,000	0.323%, 3/18/2016[f,g]	1,120,819
	Kommuninvest i Sverige AB
1,120,000	0.500%, 6/15/2016[f]	1,113,728
	Mexico Government International Bond
608,000	4.000%, 10/2/2023	601,920
	Province of Ontario
1,160,000	1.000%, 7/22/2016	1,163,950
	Sweden Government International Bond
200,000	0.375%, 12/22/2015[f]	199,790
1,000,000	0.375%, 3/29/2016[f]	994,900

	Total	8,610,041

Mortgage-Backed Securities (6.8%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
44,600,000	3.000%, 1/1/2029[c]	45,425,796
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
7,167,201	1.953%, 6/1/2043[g]	7,281,637
14,150,000	3.500%, 1/1/2044[c]	14,039,453
	Federal National Mortgage Association
1,320,752	0.595%, 8/25/2015	1,318,392
17,391,643	1.764%, 7/1/2043[g]	17,443,092
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
57,775,000	3.500%, 1/1/2029[c]	60,417,756
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
7,293,937	2.080%, 1/1/2043[g]	7,441,077
12,879,443	2.059%, 3/1/2043[g]	13,143,374
11,119,893	1.753%, 7/1/2043[g]	11,197,783
18,976,552	1.976%, 7/1/2043[g]	19,278,897
12,788,310	2.023%, 7/1/2043[g]	13,007,970
11,596,551	2.120%, 8/1/2043[g]	11,812,109
88,525,000	3.500%, 1/1/2044[c]	87,937,141
84,937,500	4.000%, 1/1/2044[c]	87,432,539

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (22.5%)	Value
Mortgage-Backed Securities (6.8%) - continued
$86,279,000	4.500%, 1/1/2044[c]	$91,418,666

	Total	488,595,682

Technology (0.2%)
	Apple, Inc.
1,120,000	0.492%, 5/3/2018[g]	1,118,105
310,000	2.400%, 5/3/2023	278,755
	Computer Sciences Corporation
442,000	2.500%, 9/15/2015	451,157
	EMC Corporation
1,106,000	1.875%, 6/1/2018	1,093,436
	First Data Corporation
1,100,000	7.375%, 6/15/2019[f]	1,174,250
	Hewlett-Packard Company
588,000	2.125%, 9/13/2015	598,746
	Intel Corporation
600,000	4.000%, 12/15/2032	553,005
	Iron Mountain, Inc.
1,100,000	6.000%, 8/15/2023	1,127,500
	Micron Semiconductor Asia Pte, Ltd.
600,000	1.258%, 1/15/2019	597,904
	Oracle Corporation
604,000	1.200%, 10/15/2017	594,371
1,010,000	0.824%, 1/15/2019[g]	1,013,997
	Samsung Electronics America, Inc.
600,000	1.750%, 4/10/2017[f]	596,158
	Tyco Electronics Group SA
1,029,000	6.550%, 10/1/2017	1,177,583
	Xerox Corporation
588,000	7.200%, 4/1/2016	659,532

	Total	11,034,499

Transportation (0.1%)
	American Airlines Pass Through Trust
775,000	4.950%, 1/15/2023[f]	798,734
	Avis Budget Car Rental, LLC
1,100,000	8.250%, 1/15/2019	1,199,000
	Canadian National Railway Company
495,000	0.438%, 11/6/2015[g]	495,360
	Canadian Pacific Railway Company
405,000	7.125%, 10/15/2031	487,045
480,000	5.750%, 3/15/2033	507,878
	Continental Airlines, Inc.
785,190	4.150%, 4/11/2024	794,514
	CSX Corporation
671,000	6.250%, 4/1/2015	717,194
532,000	3.700%, 11/1/2023	514,658
	Delta Air Lines, Inc.
882,000	6.750%, 5/23/2017	934,920
464,561	4.950%, 5/23/2019	504,049
139,489	4.750%, 5/7/2020	149,254
	ERAC USA Finance, LLC
604,000	1.400%, 4/15/2016[f]	604,477
294,000	2.800%, 11/1/2018[f]	297,098
	Kansas City Southern de Mexico SA de CV
1,337,000	0.937%, 10/28/2016[g]	1,337,362
620,000	2.350%, 5/15/2020	577,606
	Virgin Australia Holdings, Ltd.
445,000	5.000%, 10/23/2023[f]	454,178

	Total	10,373,327

U.S. Government and Agencies (7.3%)
	FDIC Structured Sale Guaranteed Notes
240,000	Zero Coupon, 1/7/2014[f]	239,913
	Federal Agricultural Mortgage Corporation
465,000	2.125%, 9/15/2015	478,479
	Federal Home Loan Bank
6,840,000	0.375%, 6/24/2016	6,816,792
	Federal Home Loan Mortgage Corporation
3,535,000	1.375%, 5/1/2020	3,314,112
	Federal National Mortgage Association
750,000	4.375%, 10/15/2015	802,875
3,640,000	0.375%, 7/5/2016	3,614,771
2,400,000	1.375%, 11/15/2016	2,440,272
2,290,000	0.875%, 5/21/2018	2,215,144
540,000	6.250%, 5/15/2029	676,967
	Tennessee Valley Authority
520,000	5.250%, 9/15/2039	555,003
	U.S. Treasury Bonds
1,215,000	7.625%, 2/15/2025	1,735,742
4,750,000	5.250%, 11/15/2028	5,718,554
2,975,000	4.375%, 5/15/2040	3,231,594
12,410,000	3.000%, 5/15/2042	10,406,952
2,488,000	2.875%, 5/15/2043	2,016,447
	U.S. Treasury Bonds, TIPS
130,105	2.375%, 1/15/2025	149,550
91,853	2.125%, 2/15/2040	103,205
	U.S. Treasury Notes
235,000	0.250%, 4/30/2014	235,119
5,145,000	0.750%, 6/15/2014	5,159,874
1,785,000	2.625%, 2/29/2016	1,869,788
128,525,000	0.625%, 10/15/2016	128,284,016
1,225,000	1.000%, 10/31/2016	1,234,283
23,755,000	0.625%, 12/15/2016[e]	23,658,507
4,350,000	3.250%, 3/31/2017	4,674,893
725,000	0.625%, 5/31/2017	715,541
21,250,000	1.000%, 5/31/2018	20,785,156
67,800,000	1.250%, 10/31/2018	66,470,510
45,000,000	1.375%, 1/31/2020	43,041,780
6,910,000	1.625%, 8/15/2022	6,277,846
2,300,000	1.750%, 5/15/2023	2,073,054
67,700,000	2.500%, 8/15/2023	65,013,122
	U.S. Treasury Notes, TIPS
44,242,065	2.000%, 1/15/2014	44,210,998
30,716,434	0.125%, 4/15/2018	31,328,397
794,601	0.125%, 1/15/2022	763,687
34,738,149	0.125%, 1/15/2023	32,808,582

	Total	523,121,525

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (22.5%)	Value
U.S. Municipals (1.7%)
	Buckeye Tobacco Settlement Financing Auth. Rev.
$4,410,000	5.125%, 6/1/2024, Ser. A-2	$3,637,280
	Dallas/Fort Worth Texas International Airport Joint Rev. Improvement
7,665,000	5.000%, 11/1/2038, Ser. A, AMT	7,130,213
	Los Angeles Department Of Water and Power System Rev.
9,581,000	5.000%, 7/1/2043, Ser. B	9,820,621
	Massachusetts Bay Transportation Auth. Assessment Rev.
5,705,000	5.000%, 7/1/2041, Ser. A	5,949,288
	Massachusetts Development Finance Agency Rev. (Boston University)
5,461,000	5.000%, 10/1/2048	5,473,123
	Massachusetts School Building Auth. Sales Tax Rev.
7,665,000	5.000%, 5/15/2043, Ser. A	7,990,379
	Metropolitan Transportation Auth. Transportation Rev.
7,665,000	5.000%, 11/15/2043, Ser. A	7,605,750
	Miami-Dade County Expressway Auth. Toll System Rev.
3,258,000	5.000%, 7/1/2040, Ser. A	3,243,763
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
9,581,000	5.000%, 6/15/2042, Ser. A	9,647,588
	New Jersey Turnpike Auth. Turnpike Rev.
3,065,000	5.000%, 1/1/2043, Ser. A	3,111,557
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
7,665,000	5.000%, 6/15/2047, Ser. EE	7,815,157
	New York City Transitional Finance Auth. Future Tax Rev.
7,157,000	5.000%, 5/1/2042, Ser. I	7,404,632
	New York State Dormitory Auth. Personal Income Tax Rev.
4,599,000	5.000%, 3/15/2042, Ser. B	4,726,346
	North Texas Tollway Auth. Rev.
7,665,000	5.000%, 1/1/2042, Ser. B	7,462,261
	San Diego County Regional Airport Auth. Airport Rev.
6,611,000	5.000%, 7/1/2038, Ser. B, AMT	6,402,357
	South Carolina Public Service Auth. Rev. Obligations
7,665,000	5.000%, 12/1/2043, Ser. D	7,652,813
	State of California Various Purpose G.O.
3,832,000	5.000%, 9/1/2036	3,929,218
1,916,000	5.000%, 4/1/2042	1,936,501
1,916,000	5.000%, 2/1/2043	1,936,827
	University of Massachusetts Building Auth. Proj. Rev.
6,132,000	5.000%, 11/1/2039, Ser. 2	6,375,440

	Total	119,251,114

Utilities (0.4%)
	AES Corporation
1,100,000	7.375%, 7/1/2021	1,240,250
	American Electric Power Company, Inc.
600,000	1.650%, 12/15/2017	587,888
	Atlas Pipeline Partners, LP
1,100,000	4.750%, 11/15/2021[f]	1,006,500
	Buckeye Partners, LP
912,000	2.650%, 11/15/2018	898,599
	Dayton Power and Light Company
608,000	1.875%, 9/15/2016[f]	612,967
	DCP Midstream Operating, LP
300,000	2.500%, 12/1/2017	298,709
	Duke Energy Corporation
948,000	2.100%, 6/15/2018	942,558
	Enel Finance International NV
773,000	3.875%, 10/7/2014[f]	789,762
474,000	6.250%, 9/15/2017[f]	529,374
	Energy Transfer Partners, LP
310,000	9.700%, 3/15/2019	401,375
1,180,000	4.650%, 6/1/2021	1,213,798
	Enterprise Products Operating, LLC
876,000	1.250%, 8/13/2015	881,820
	Exelon Corporation
790,000	4.900%, 6/15/2015	832,899
	Exelon Generation Company, LLC
930,000	5.200%, 10/1/2019	1,002,236
	Iberdrola Finance Ireland, Ltd.
540,000	3.800%, 9/11/2014[f]	550,839
	ITC Holdings Corporation
746,000	5.875%, 9/30/2016[f]	825,579
294,000	4.050%, 7/1/2023	288,190
	Korea Western Power Company, Ltd.
1,064,000	2.875%, 10/10/2018[f]	1,057,816
	MidAmerican Energy Holdings Company
811,000	1.100%, 5/15/2017[f]	806,613
965,000	5.750%, 4/1/2018	1,101,541
588,000	6.500%, 9/15/2037	682,986
	NextEra Energy Capital Holdings, Inc.
882,000	1.200%, 6/1/2015	886,519
	NiSource Finance Corporation
304,000	6.400%, 3/15/2018	349,849
900,000	6.800%, 1/15/2019	1,047,413
	Northeast Utilities
465,000	1.450%, 5/1/2018	450,372
	NRG Energy, Inc.
1,100,000	6.625%, 3/15/2023	1,108,250
	ONEOK Partners, LP
640,000	8.625%, 3/1/2019	802,675

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (22.5%)	Value
Utilities (0.4%) - continued
	Pacific Gas & Electric Company
$1,021,000	5.625%, 11/30/2017	$1,156,767
	PPL Capital Funding, Inc.
1,200,000	1.900%, 6/1/2018	1,171,760
300,000	3.500%, 12/1/2022	283,323
	Sempra Energy
891,000	6.150%, 6/15/2018	1,022,847
	Spectra Energy Partners, LP
304,000	2.950%, 9/25/2018	308,142
304,000	4.750%, 3/15/2024	309,899
	Williams Partners, LP
294,000	7.250%, 2/1/2017	339,023

	Total	25,789,138

	Total Long-Term Fixed Income (cost $1,624,359,450)	1,616,332,293

Shares	Preferred Stock (<0.1%)
Financials (<0.1%)
43,100	Unipol Gruppo Finanziario SPA, Preferred Shares	217,479

	Total	217,479

Health Care (<0.1%)
1,300	Draegerwerk AG & Company KGaA	170,038

	Total	170,038

	Total Preferred Stock (cost $349,127)	387,517

	Collateral Held for Securities Loaned (1.0%)
67,924,410	Thrivent Cash Management Trust	67,924,410

	Total Collateral Held for Securities Loaned (cost $67,924,410)	67,924,410

Shares or Principal Amount	Short-Term Investments (13.4%)[k]
	Federal Home Loan Bank Discount Notes
34,000,000	0.045%, 1/3/2014	33,999,915
78,500,000	0.040%, 1/8/2014	78,499,384
94,000,000	0.020%, 1/10/2014	93,999,530
131,300,000	0.031%, 1/15/2014[l]	131,298,437
33,000,000	0.051%, 1/22/2014	32,999,011
132,000,000	0.050%, 1/24/2014	131,995,790
58,200,000	0.060%, 1/29/2014	58,197,394
15,000,000	0.060%, 1/31/2014	14,999,250
6,000,000	0.065%, 2/3/2014	5,999,643
15,000,000	0.077%, 2/5/2014	14,998,882
21,561,000	0.050%, 2/12/2014	21,559,742
15,000,000	0.085%, 2/19/2014	14,998,265
81,900,000	0.070%, 2/21/2014[l]	81,892,306
21,080,000	0.068%, 2/28/2014	21,077,691
25,000,000	0.085%, 3/12/2014[l]	24,995,868
45,000,000	0.107%, 3/19/2014	44,989,701
42,000,000	0.094%, 3/26/2014	41,990,760
7,700,000	0.100%, 4/23/2014[l]	7,697,604
4,400,000	0.120%, 5/28/2014[l]	4,397,844
23,900,000	0.122%, 5/30/2014[l]	23,887,932
	Federal Home Loan Mortgage Corporation Discount Notes
15,000,000	0.035%, 1/21/2014	14,999,708
11,000,000	0.075%, 2/10/2014	10,999,083
10,000,000	0.050%, 3/4/2014	9,999,139
	Federal National Mortgage Association Discount Notes
3,300,000	0.020%, 1/10/2014	3,299,984
20,000,000	0.030%, 1/29/2014	19,999,533
14,725,000	0.070%, 2/26/2014	14,723,397
	U.S. Treasury Bills
4,000,000	0.070%, 4/24/2014	3,999,121

	Total Short-Term Investments (at amortized cost)	962,494,914

	Total Investments (cost $6,924,453,753) 106.2%	$7,625,156,988

	Other Assets and Liabilities, Net (6.2%)	(444,033,188)

	Total Net Assets 100.0%	$7,181,123,800

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	All or a portion of the security is on loan.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2013, the value of these investments was $115,130,483 or 1.6% of total net assets.
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

h	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Moderate Allocation Portfolio owned as of December 31, 2013.

Security	Acquisition Date	Cost
CoBank ACB, 6/15/2022	10/18/2013	$457,013
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	$130,530
FNA Trust, 1/10/2018	4/29/2013	$973,482

i	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	At December 31, 2013, $38,033,159 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
ETF	-	Exchange Traded Fund.
G.O.	-	General Obligation
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	-	Revenue
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$739,220,828
Gross unrealized depreciation	(43,321,982)

Net unrealized appreciation (depreciation)	$695,898,846

Cost for federal income tax purposes	$6,929,258,142

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Moderate Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	16,111,701	—	16,111,701	—
Capital Goods	10,376,081	—	10,376,081	—
Communications Services	102,179,193	—	102,179,193	—
Consumer Cyclical	57,734,651	—	57,734,651	—
Consumer Non-Cyclical	42,105,096	—	42,105,096	—
Energy	17,762,547	—	17,762,547	—
Financials	14,864,414	—	14,864,414	—
Technology	20,279,516	—	20,279,516	—
Transportation	10,528,038	—	10,528,038	—
Utilities	7,243,029	—	7,243,029	—
Mutual Funds
Equity Mutual Funds	1,811,353,279	1,811,353,279	—	—
Fixed Income Mutual Funds	1,215,996,969	1,215,996,969	—	—
Common Stock
Consumer Discretionary	267,681,137	259,910,590	7,770,547	—
Consumer Staples	89,188,490	78,064,288	11,124,202	—
Energy	194,338,980	193,399,653	939,327	—
Financials	307,781,011	296,229,414	11,551,597	—
Health Care	192,875,381	187,836,503	5,038,878	—
Industrials	198,261,018	191,407,911	6,853,107	—
Information Technology	304,306,396	302,305,615	2,000,781	—
Materials	50,804,448	48,234,077	2,570,371	—
Telecommunications Services	17,185,678	13,484,080	3,701,598	—
Utilities	29,060,801	26,606,571	2,454,230	—
Long-Term Fixed Income
Asset-Backed Securities	58,701,448	—	57,607,549	1,093,899
Basic Materials	12,587,809	—	12,587,809	—
Capital Goods	8,350,075	—	8,350,075	—
Collateralized Mortgage Obligations	45,576,644	—	45,576,644	—
Commercial Mortgage-Backed Securities	65,555,145	—	65,555,145	—
Communications Services	31,046,615	—	31,046,615	—
Consumer Cyclical	24,599,399	—	24,599,399	—
Consumer Non-Cyclical	40,724,874	—	40,724,874	—
Energy	23,755,299	—	23,755,299	—
Financials	118,659,659	—	118,206,115	453,544
Foreign Government	8,610,041	—	8,610,041	—
Mortgage-Backed Securities	488,595,682	—	488,595,682	—
Technology	11,034,499	—	11,034,499	—
Transportation	10,373,327	—	10,373,327	—
U.S. Government and Agencies	523,121,525	—	523,121,525	—
U.S. Municipals	119,251,114	—	119,251,114	—
Utilities	25,789,138	—	25,789,138	—
Preferred Stock
Financials	217,479	—	217,479	—
Health Care	170,038	—	170,038	—
Collateral Held for Securities Loaned	67,924,410	67,924,410	—	—
Short-Term Investments	962,494,914	—	962,494,914	—

Total	$7,625,156,988	$4,692,753,360	$2,930,856,185	$1,547,443

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	27,957,591	10,969,975	16,987,616	—
Foreign Currency Forward Contracts^	0	—	0	—

Total Asset Derivatives	$27,957,591	$10,969,975	$16,987,616	$—

Liability Derivatives
Futures Contracts	7,057,625	7,057,625	—	—

Total Liability Derivatives	$7,057,625	$7,057,625	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

^	Unrealized gain on Forward Contracts in this section are <$1.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(295)	March 2014	($64,959,024)	($64,844,688)	$114,336
5-Yr. U.S. Treasury Bond Futures	(2,085)	March 2014	(250,997,900)	(248,766,562)	2,231,338
10-Yr. U.S. Treasury Bond Futures	(230)	March 2014	(28,839,143)	(28,300,782)	538,361
30-Yr. U.S. Treasury Bond Futures	1,635	March 2014	213,005,461	209,790,937	(3,214,524)
Eurex EURO STOXX 50 Futures	8,212	March 2014	334,697,017	351,684,633	16,987,616
Mini MSCI EAFE Index Futures	881	March 2014	80,133,791	84,479,090	4,345,299
Russell 2000 Index Mini-Futures	(157)	March 2014	(17,537,324)	(18,233,980)	(696,656)
S&P 400 Index Mini-Futures	(914)	March 2014	(119,274,715)	(122,421,160)	(3,146,445)
S&P 500 Index Futures	206	March 2014	91,076,009	94,816,650	3,740,641
Total Futures Contracts					$20,899,966

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Australian Dollar^	CITI	596	1/2/2014	$532	$532	$0
Total Purchases				$532	$532	$0
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$0

^	Unrealized gain on Forward Contracts is <$1.

Counterparty
CITI	-	Citibank

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$2,884,035
Total Interest Rate Contracts		2,884,035
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	25,073,556
Total Equity Contracts		25,073,556
Foreign Exchange Contracts
Forward Contracts^	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	0
Total Foreign Exchange Contracts		0

Total Asset Derivatives		$27,957,591

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,214,524
Total Interest Rate Contracts		3,214,524
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,843,101
Total Equity Contracts		3,843,101

Total Liability Derivatives		$7,057,625

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
^	Unrealized gain on Forward Contracts is <$1.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	170,479
Futures	Net realized gains/(losses) on Futures contracts	118,730,287
Total Equity Contracts		118,900,766
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	443,848
Total Foreign Exchange Contracts		443,848
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(15,460,646)
Total Interest Rate Contracts		(15,460,646)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(4,888,957)
Total Credit Contracts		(4,888,957)

Total		$98,995,011

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,942,706
Total Interest Rate Contracts		1,942,706
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	29,603,933
Total Equity Contracts		29,603,933
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(713,911)
Total Credit Contracts		(713,911)
Foreign Exchange Contracts
Forward Contracts^	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	0
Total Foreign Exchange Contracts		0

Total		$30,832,728

^	Change in unrealized appreciation on Forward Contracts is <$1.

The following table presents Moderate Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$824,691,234	13.2%	N/A	N/A	N/A	N/A	7
Interest Rate Contracts	362,509,443	5.8	N/A	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$253,821	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$35,294,343	0.6%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Growth and Income Plus^	$29,226,201	$682,883	$33,762,739	—	$—	$682,883
Partner Small Cap Growth	79,055,103	1,974,115	—	5,821,599	111,969,730	—
Partner Small Cap Value	90,308,232	2,508,142	—	4,368,749	123,506,706	1,989,735
Small Cap Stock	47,193,950	198,597	—	3,609,909	64,136,532	198,597
Partner Mid Cap Value	86,604,747	5,362,381	—	6,230,477	114,956,666	997,949
Mid Cap Stock	152,496,820	661,497	—	11,698,088	206,628,012	661,497
Partner Worldwide Allocation	459,697,332	129,990	—	53,352,913	534,686,884	129,990
Large Cap Value	313,363,721	5,488,510	—	26,506,659	413,079,767	5,488,510
Large Cap Stock	187,027,872	2,481,588	—	20,525,262	242,388,982	2,481,588
High Yield	183,561,939	11,915,990	83,688	38,692,479	196,151,522	11,916,387
Income	662,868,511	25,360,489	38,834,326	60,297,283	623,763,330	23,976,133
Limited Maturity Bond	431,474,553	6,218,219	37,351,064	40,337,514	396,082,117	6,211,576
Cash Management Trust- Collateral Investment	46,692,956	468,878,280	447,646,826	67,924,410	67,924,410	609,758
Cash Management Trust- Short Term Investment	834,029,047	898,289,256	1,732,318,303	—	—	395,825
Total Value and Income Earned	3,603,600,984				3,095,274,658	55,740,428

^	On August 6, 2013, the Thrivent Asset Allocation Portfolios, as the shareholders of the Thrivent Growth and Income Plus Portfolio, redeemed their shares in-kind. The Growth and Income Plus Portfolio distributed fund securities rather than cash as payment for the redemption of these fund shares. These in-kind transactions were conducted at market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (4.6%)[a]	Value
Basic Materials (0.2%)
	Alpha Natural Resources, Inc., Term Loan
$1,937,619	3.500%, 5/22/2020	$1,902,742
	Fortescue Metals Group, Ltd., Term Loan
1,466,475	4.250%, 6/30/2019	1,484,351
	Ineos Group Holdings, Ltd., Term Loan
2,323,296	4.000%, 5/4/2018	2,329,104
	Tronox Pigments BV, Term Loan
686,550	4.500%, 3/19/2020	694,960
	US Coatings Acquisition, Inc., Term Loan
1,602,887	4.750%, 2/1/2020	1,612,906

	Total	8,024,063

Capital Goods (0.2%)
	ADS Waste Holdings, Term Loan
1,801,800	4.250%, 10/9/2019	1,809,800
	Berry Plastics Group, Inc., Term Loan
3,443,975	3.500%, 2/8/2020	3,429,614
	Silver II Borrower, Term Loan
901,944	4.000%, 12/13/2019	902,882

	Total	6,142,296

Communications Services (1.5%)
	Atlantic Broadband Penn, LLC, Term Loan
1,027,000	3.250%, 11/30/2019	1,022,512
	Cequel Communications, LLC, Term Loan
1,141,288	3.500%, 2/14/2019	1,142,235
	Charter Communications Operating, LLC, Term Loan
457,700	3.000%, 7/1/2020	454,125
2,238,750	3.000%, 12/31/2020	2,219,161
	Clear Channel Communications, Inc., Term Loan
34,700	3.819%, 1/29/2016	33,567
1,992,484	6.919%, 1/30/2019	1,900,331
640,816	7.669%, 7/30/2019	630,807
	Cricket Communications, Inc., Term Loan
257,400	4.750%, 10/10/2019	258,043
1,955,175	4.750%, 3/8/2020	1,961,686
	Cumulus Media Holdings, Inc., Term Loan
1,744,385	0.000%, 12/23/2020[b,c]	1,753,107
	Fairpoint Communications, Term Loan
2,292,675	7.500%, 2/14/2019	2,366,614
	Grande Communications Networks, LLC, Term Loan
1,353,200	4.500%, 5/29/2020	1,350,385
	Hargray Communications Group, Inc., Term Loan
1,925,325	4.750%, 6/26/2019	1,934,952
	Integra Telecom Holdings, Inc., Term Loan
1,354,763	5.250%, 2/22/2019	1,371,128
460,000	9.750%, 2/21/2020	472,305
	Level 3 Communications, Inc., Term Loan
2,540,000	4.000%, 1/15/2020	2,557,475
	Liberty Cablevision of Puerto Rico, Ltd., Term Loan
1,280,500	6.000%, 6/9/2017	1,280,500
	LTS Buyer, LLC, Term Loan
1,478,697	4.500%, 4/13/2020	1,483,784
115,000	8.000%, 4/12/2021	115,767
	McGraw-Hill Global Education Holdings, LLC, Term Loan
1,642,200	9.000%, 3/22/2019	1,670,249
	Mediacom Broadband, LLC, Term Loan
1,027,000	4.000%, 1/20/2020	1,026,363
	NEP Broadcasting, LLC, Term Loan
3,415,500	4.750%, 1/22/2020	3,424,893
134,286	9.500%, 7/22/2020	137,560
	NTelos, Inc., Term Loan
676,437	5.750%, 11/9/2019	677,567
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
490,347	5.500%, 7/31/2018	490,553
	RCN Telecom Services, LLC, Term Loan
1,806,509	4.500%, 3/1/2020	1,819,408
	SBA Senior Finance II, LLC, Term Loan
285,925	3.750%, 9/28/2019	287,474
	Syniverse Holdings, Inc., Term Loan
1,793,615	4.000%, 4/23/2019	1,799,587
	TNS, Inc., Term Loan
1,360,000	5.000%, 2/14/2020	1,366,378
	Univision Communications, Inc., Term Loan
1,741,837	4.500%, 2/28/2020	1,749,467
825,196	4.500%, 3/1/2020	828,811
456,550	4.500%, 3/1/2020	458,997
	Virgin Media Investment Holdings, Ltd., Term Loan
2,825,000	3.500%, 6/8/2020	2,829,238
	Visant Corporation, Term Loan
2,311,507	5.250%, 12/22/2016	2,274,916
	WideOpenWest Finance, LLC, Term Loan
3,022,162	4.750%, 4/1/2019	3,034,251
	Zayo Group, LLC, Term Loan
2,700,816	0.000%, 7/2/2019[b,c]	2,701,437

	Total	50,885,633

Consumer Cyclical (0.9%)
	Bally Technologies, Inc., Term Loan
1,840,388	4.250%, 11/25/2020	1,852,460

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (4.6%)[a]	Value
Consumer Cyclical (0.9%) - continued
	Burlington Coat Factory Warehouse Corporation, Term Loan
$1,227,123	4.250%, 2/23/2017	$1,237,860
	Cenveo Corporation, Term Loan
946,162	6.250%, 2/13/2017	950,108
	Ceridian Corporation, Term Loan
1,870,000	4.415%, 5/9/2017	1,875,255
	Chrysler Group, LLC, Term Loan
1,523,282	3.875%, 5/24/2017	1,532,376
	Golden Nugget, Inc., Delayed Draw
265,500	0.000%, 11/21/2019	269,151
	Golden Nugget, Inc., Term Loan
619,500	5.500%, 11/21/2019	628,018
	Hilton Worldwide Finance, LLC, Term Loan
1,539,474	4.000%, 10/26/2020	1,551,020
	J.C. Penney Corporation, Inc., Term Loan
2,004,925	6.000%, 5/22/2018	1,958,812
	Las Vegas Sands, LLC, Term Loan
2,000,000	0.000%, 12/17/2020[b,c]	1,997,300
	Marina District Finance Company, Inc., Term Loan
1,850,000	0.000%, 8/15/2018[b,c]	1,855,790
	MGM Resorts International, Term Loan
1,420,650	3.500%, 12/20/2019	1,423,321
	Mohegan Tribal Gaming Authority, Term Loan
3,400,000	5.500%, 11/19/2019	3,448,892
	ROC Finance, LLC, Term Loan
2,523,675	3.633%, 6/20/2019	2,412,482
	Scientific Games International, Inc., Term Loan
2,800,000	4.250%, 10/18/2020	2,800,700
	Seminole Indian Tribe of Florida, Term Loan
819,588	3.000%, 4/29/2020	817,793
	Seven Seas Cruises S de RL, LLC, Term Loan
2,315,000	4.750%, 12/21/2018	2,338,150
	Toys R Us, Inc., Term Loan
1,598,051	5.250%, 5/25/2018	1,345,367

	Total	30,294,855

Consumer Non-Cyclical (0.7%)
	Albertsons, Inc., Term Loan
3,521,100	0.000%, 3/21/2019[b,c]	3,537,226
	Biomet, Inc., Term Loan
492,525	3.670%, 7/25/2017	495,298
	Catalina Marketing Corporation, Term Loan
997,500	5.250%, 10/12/2020	1,009,969
	CHS/Community Health Systems, Inc., Term Loan
1,300,000	3.737%, 1/25/2017	1,309,542
	Del Monte Corporation, Term Loan
286,088	4.000%, 3/8/2018	286,749
	DJO Finance, LLC, Term Loan
1,959,258	4.750%, 9/15/2017	1,977,636
	Grifols, Inc., Term Loan
1,274,600	4.250%, 6/1/2017	1,281,432
	Hologic, Inc., Term Loan
1,255,755	3.750%, 8/1/2019	1,262,033
	JBS USA, LLC, Term Loan
1,707,750	3.750%, 5/25/2018	1,707,750
	McJunkin Red Man Corporation, Term Loan
1,082,288	5.000%, 11/8/2019	1,095,816
	Rite Aid Corporation, Term Loan
342,412	4.000%, 2/21/2020	343,553
695,000	5.750%, 8/21/2020	711,291
	Roundy’s Supermarkets, Inc., Term Loan
1,474,550	5.750%, 2/13/2019	1,472,943
	Supervalu, Inc., Term Loan
4,279,375	5.000%, 3/21/2019	4,316,135
	Van Wagner Communications, LLC, Term Loan
1,202,850	6.250%, 8/3/2018	1,216,382

	Total	22,023,755

Energy (0.3%)
	Arch Coal, Inc., Term Loan
2,672,428	6.250%, 5/16/2018	2,632,903
	Chesapeake Energy Corporation, Term Loan
3,910,000	5.750%, 12/2/2017	3,988,200
	Fieldwood Energy, LLC, Term Loan
897,750	3.875%, 9/28/2018	903,235
340,000	8.375%, 9/30/2020	346,800
	Offshore Group Investment, Ltd., Term Loan
1,836,125	5.750%, 3/28/2019	1,856,212
	Pacific Drilling SA, Term Loan
1,273,600	4.500%, 6/3/2018	1,287,139

	Total	11,014,489

Financials (0.3%)
	GEO Group, Inc., Term Loan
457,700	3.250%, 4/3/2020	454,267
	Harland Clarke Holdings Corporation, Term Loan
2,300,875	7.000%, 5/22/2018	2,314,842
	Intelsat Jackson Holdings SA, Term Loan
1,255,968	3.750%, 6/30/2019	1,264,408
	MoneyGram International, Inc., Term Loan
1,826,200	4.250%, 3/27/2020	1,841,613
	WaveDivision Holdings, LLC, Term Loan
2,489,850	4.000%, 10/12/2019	2,499,187

	Total	8,374,317

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (4.6%)[a]	Value
Technology (0.2%)
	First Data Corporation Extended, Term Loan
$2,090,000	4.166%, 3/23/2018	$2,091,442
	First Data Corporation, Term Loan
1,040,000	4.164%, 9/24/2018	1,040,582
	Freescale Semiconductor, Inc., Term Loan
1,657,475	5.000%, 3/1/2020	1,673,155
	Infor US, Inc., Term Loan
906,432	5.250%, 4/5/2018	908,508
100,000	0.000%, 6/3/2020[b,c]	99,771
	SunGard Data Systems, Inc., Term Loan
2,286,900	4.500%, 1/31/2020	2,296,436

	Total	8,109,894

Transportation (0.2%)
	American Airlines, Inc., Term Loan
1,925,325	3.750%, 6/27/2019	1,934,952
	American Petroleum Tankers Parent, LLC, Term Loan
522,452	4.750%, 10/2/2019	522,451
	Delta Air Lines, Inc., Term Loan
1,561,291	3.500%, 4/20/2017	1,566,037
	U.S. Airways, Inc., Term Loan
340,000	4.000%, 5/23/2019	341,955
	United Air Lines, Inc., Term Loan
1,141,375	4.000%, 4/1/2019	1,147,082

	Total	5,512,477

Utilities (0.1%)
	Calpine Corporation, Term Loan
341,489	4.000%, 4/1/2018	343,459
2,058,937	4.000%, 10/9/2019	2,070,879
	Intergen NV, Term Loan
890,525	5.500%, 6/15/2020	897,204
	NGPL PipeCo, LLC, Term Loan
1,812,898	6.750%, 9/15/2017	1,685,615

	Total	4,997,157

	Total Bank Loans (cost $154,648,174)	155,378,936

Shares	Mutual Funds (36.7%)
Equity Mutual Funds (13.9%)
1,304,921	Thrivent Partner Small Cap Value Portfolio	36,890,762
1,620,681	Thrivent Small Cap Stock Portfolio	28,794,314
2,270,717	Thrivent Partner Mid Cap Value Portfolio	41,896,321
2,945,977	Thrivent Mid Cap Stock Portfolio	52,035,964
15,847,969	Thrivent Partner Worldwide Allocation Portfolio	158,823,593
7,713,749	Thrivent Large Cap Value Portfolio	120,211,070
2,314,615	Thrivent Large Cap Stock Portfolio	27,333,984

	Total	465,986,008

Fixed Income Mutual Funds (22.8%)
19,406,171	Thrivent High Yield Portfolio	98,379,586
24,101,727	Thrivent Income Portfolio	249,327,543
42,333,099	Thrivent Limited Maturity Bond Portfolio	415,677,168

	Total	763,384,297

	Total Mutual Funds (cost $1,113,470,830)	1,229,370,305

Principal Amount	Long-Term Fixed Income (34.7%)
Asset-Backed Securities (1.9%)
	Access Group, Inc.
1,757,412	0.665%, 2/25/2036[d,e]	1,751,036
	Ally Auto Receivables Trust 2013- SN1
2,340,000	0.720%, 5/20/2016	2,341,179
	Avis Budget Rental Car Funding AESOP, LLC
1,154,010	2.370%, 11/20/2014[d]	1,167,015
	Chesapeake Funding, LLC
2,300,000	0.618%, 1/7/2025[d,e]	2,294,457
	Countrywide Asset-Backed Certificates
2,241,419	5.530%, 4/25/2047	2,051,360
	DT Auto Owner Trust
583,934	0.750%, 5/16/2016[d]	584,030
	Edlinc Student Loan Funding Trust
1,408,368	3.170%, 10/1/2025[e,f]	1,394,284
	FirstEnergy Ohio PIRB Special Purpose Trust 2013
2,340,000	0.679%, 1/15/2019	2,338,987
	FNA Trust
1,355,979	1.980%, 1/10/2018[f]	1,345,131
	GE Dealer Floorplan Master Note Trust
2,340,000	0.567%, 4/20/2018[e]	2,341,629
	GE Equipment Transportation, LLC
1,950,000	0.690%, 11/25/2016	1,949,117
	Golden Credit Card Trust
1,620,000	0.417%, 2/15/2018[d,e]	1,617,218
1,000,000	0.597%, 9/15/2018[d,e]	1,001,090
	Hertz Fleet Lease Funding, LP
2,200,000	0.716%, 12/10/2027[d,e]	2,200,053
	HLSS Servicer Advance Receivables Backed Notes
2,175,000	1.287%, 9/15/2044[d]	2,173,695
	Hyundai Auto Receivables Trust
2,340,000	0.710%, 9/15/2017	2,342,249
	Hyundai Floorplan Master Owner Trust
2,632,500	0.517%, 5/15/2018[d,e]	2,635,693
	Master Credit Card Trust
1,587,300	0.780%, 4/21/2017[d]	1,584,692

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Asset-Backed Securities (1.9%) - continued
	Morgan Stanley Capital, Inc.
$2,096,440	0.315%, 2/25/2037[e]	$1,132,073
	Motor plc
2,808,000	0.665%, 2/15/2021[d]	2,810,732
	Nationstar Mortgage Advance Receivable Trust
2,340,000	1.080%, 6/20/2044[d]	2,338,515
	Nissan Master Owner Trust Receivables
2,700,000	0.467%, 2/15/2018[e]	2,699,420
	Penarth Master Issuer plc
2,200,000	0.555%, 11/18/2017[d,e]	2,198,346
	Renaissance Home Equity Loan Trust
5,500,000	6.011%, 5/25/2036	3,852,354
2,502,066	5.580%, 11/25/2036	1,520,431
	Santander Drive Auto Receivables Trust
1,950,000	0.700%, 9/15/2017	1,950,509
	SLM Student Loan Trust
1,122,757	0.767%, 8/15/2022[d,e]	1,121,042
1,350,000	1.217%, 5/17/2027[d,e]	1,331,493
	Volvo Financial Equipment, LLC
1,950,000	0.740%, 3/15/2017[d]	1,948,389
	World Financial Network Credit Card Master Trust
1,950,000	0.910%, 3/16/2020	1,937,530
	World Omni Automobile Lease Securitization Trust
2,100,000	1.400%, 2/15/2019	2,114,496
	World Omni Master Owner Trust
1,620,000	0.517%, 2/15/2018[d,e]	1,620,695

	Total	61,688,940

Basic Materials (0.5%)
	FMG Resources Pty. Ltd.
2,912,019	6.875%, 2/1/2018[d,g]	3,064,900
	Freeport-McMoRan Copper & Gold, Inc.
1,564,000	2.375%, 3/15/2018	1,560,179
	Glencore Funding, LLC
560,000	1.700%, 5/27/2016[d]	560,471
1,170,000	1.604%, 1/15/2019[d,e]	1,147,652
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
1,500,000	8.875%, 2/1/2018	1,558,125
	Ineos Finance plc
1,500,000	7.500%, 5/1/2020[d]	1,644,375
	Inmet Mining Corporation
1,500,000	7.500%, 6/1/2021[d]	1,567,500
	International Paper Company
706,000	5.300%, 4/1/2015	743,587
	LyondellBasell Industries NV
920,000	6.000%, 11/15/2021	1,058,103
	Mosaic Company
423,000	5.450%, 11/15/2033	430,973
	Rio Tinto Finance USA plc
568,000	1.375%, 6/17/2016	576,846
	Xstrata Finance Canada, Ltd.
1,700,000	2.050%, 10/23/2015[d]	1,721,636

	Total	15,634,347

Capital Goods (0.3%)
	BAE Systems plc
620,000	3.500%, 10/11/2016[d]	648,117
	CNH Capital, LLC
1,500,000	3.625%, 4/15/2018	1,520,625
	Eaton Corporation
268,000	1.500%, 11/2/2017	262,729
402,000	4.000%, 11/2/2032	369,201
	John Deere Capital Corporation
1,170,000	0.314%, 1/12/2015[e]	1,170,793
	Northrop Grumman Corporation
900,000	1.750%, 6/1/2018	878,005
	Reynolds Group Issuer, Inc.
1,412,019	5.750%, 10/15/2020	1,440,259
	Roper Industries, Inc.
845,000	2.050%, 10/1/2018	821,190
	RSC Equipment Rental, Inc.
1,500,000	8.250%, 2/1/2021	1,691,250
	Textron, Inc.
680,000	5.600%, 12/1/2017	753,082

	Total	9,555,251

Collateralized Mortgage Obligations (1.1%)
	Alternative Loan Trust
2,239,704	6.000%, 6/25/2036	1,911,482
	Citigroup Mortgage Loan Trust, Inc.
728,441	5.500%, 11/25/2035	646,304
	CitiMortgage Alternative Loan Trust
2,426,757	5.750%, 4/25/2037	2,041,165
	Countrywide Alternative Loan Trust
3,676,770	5.066%, 10/25/2035	2,965,495
1,348,254	6.500%, 8/25/2036	918,376
456,772	6.000%, 1/25/2037	388,030
4,680,500	5.500%, 5/25/2037	3,889,955
2,574,514	7.000%, 10/25/2037	1,725,439
	Countrywide Home Loans, Inc.
945,013	5.750%, 4/25/2037	833,216
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
296,045	5.500%, 10/25/2021	283,483
767,372	6.000%, 10/25/2021	713,927
	Federal Home Loan Mortgage Corporation
10,678,294	3.000%, 4/15/2028[h]	1,343,503
6,812,244	3.000%, 2/15/2033[h]	1,040,820
	Federal National Mortgage Association
14,742,724	3.500%, 1/25/2033[h]	2,630,618
	Greenpoint Mortgage Funding Trust
1,476,667	0.365%, 10/25/2045[e]	1,106,306
	HomeBanc Mortgage Trust
1,260,797	2.409%, 4/25/2037	876,757

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Collateralized Mortgage Obligations (1.1%) - continued
	J.P. Morgan Mortgage Trust
$213,945	2.665%, 10/25/2036	$177,285
3,757,824	0.545%, 1/25/2037[e]	2,458,353
3,776,966	6.250%, 8/25/2037	2,642,611
	MASTR Alternative Loans Trust
529,114	6.500%, 7/25/2034	529,486
2,500,279	0.615%, 12/25/2035[e]	1,355,706
	Merrill Lynch Alternative Note Asset Trust
523,485	6.000%, 3/25/2037	475,455
	Residential Accredit Loans, Inc.
1,033,527	5.750%, 9/25/2035	910,374
	Residential Asset Securitization Trust
3,224,374	0.545%, 8/25/2037[e]	1,005,976
	Sequoia Mortgage Trust
168,509	2.634%, 9/20/2046	11,697
1,673,950	2.634%, 9/20/2046	1,411,300
	WaMu Mortgage Pass Through Certificates
532,010	2.369%, 9/25/2036	464,474
497,923	2.420%, 10/25/2036	424,634
1,631,982	2.065%, 11/25/2036	1,372,035

	Total	36,554,262

Commercial Mortgage-Backed Securities (1.4%)
	Banc of America Commercial Mortgage, Inc.
4,600,000	5.623%, 4/10/2049	5,097,338
6,000,000	5.649%, 6/10/2049	6,630,186
	Bear Stearns Commercial Mortgage Securities, Inc.
2,000,000	5.331%, 2/11/2044	2,172,336
	Citigroup/Deutsche Bank Commercial Mortgage
1,700,000	5.322%, 12/11/2049	1,861,684
	Commercial Mortgage Pass-Through Certificates
2,340,000	1.218%, 6/8/2030[d,e]	2,334,281
	Credit Suisse First Boston Mortgage Securities
4,600,000	5.542%, 1/15/2049	5,060,019
	Credit Suisse Mortgage Capital Certificates
5,800,000	5.509%, 9/15/2039	6,227,750
	Federal Home Loan Mortgage Corporation Multi Family Structured Pass Thru Certificates
2,599,022	0.727%, 12/25/2016	2,582,186
	Government National Mortgage Association
49,193	2.164%, 3/16/2033	49,434
25,023	3.214%, 1/16/2040	25,391
	Greenwich Capital Commercial Funding Corporation
3,100,000	5.867%, 12/10/2049	3,396,757
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,560,000	0.867%, 4/15/2028[d,e]	1,553,183
2,300,000	5.706%, 2/12/2049	2,468,944
	Morgan Stanley Capital, Inc.
1,750,000	5.406%, 3/15/2044	1,902,241
	SCG Trust 2013-SRP1
700,000	1.567%, 11/15/2026[d,e]	700,806
	Wachovia Bank Commercial Mortgage Trust
3,450,000	5.603%, 10/15/2048	3,703,399

	Total	45,765,935

Communications Services (1.0%)
	AMC Networks, Inc.
1,500,000	4.750%, 12/15/2022	1,428,750
	America Movil SAB de CV
750,000	1.244%, 9/12/2016[e]	757,781
846,000	5.000%, 10/16/2019	924,255
	AT&T, Inc.
564,000	2.400%, 8/15/2016	579,987
470,000	1.146%, 11/27/2018[e]	473,580
858,000	3.875%, 8/15/2021	869,240
	British Telecommunications plc
568,000	1.625%, 6/28/2016	573,005
	CBS Corporation
686,000	8.875%, 5/15/2019	877,072
	CC Holdings GS V, LLC
653,000	2.381%, 12/15/2017	646,785
	CCO Holdings, LLC
1,500,000	7.375%, 6/1/2020	1,623,750
	CenturyLink, Inc.
1,500,000	5.625%, 4/1/2020	1,526,250
	Comcast Corporation
325,000	4.650%, 7/15/2042	302,446
	Cox Communications, Inc.
852,000	9.375%, 1/15/2019[d]	1,071,906
	Crown Castle Towers, LLC
480,000	4.174%, 8/15/2017[d]	506,288
	DIRECTV Holdings, LLC
560,000	2.400%, 3/15/2017	570,113
536,000	1.750%, 1/15/2018	525,799
600,000	5.875%, 10/1/2019	679,670
	Hughes Satellite Systems Corporation
1,500,000	6.500%, 6/15/2019	1,623,750
	Intelsat Jackson Holdings SA
1,500,000	7.250%, 4/1/2019	1,620,000
	Level 3 Financing, Inc.
1,500,000	8.625%, 7/15/2020	1,680,000
	NBC Universal Enterprise, Inc.
1,170,000	0.929%, 4/15/2018[d,e]	1,174,283
	Nippon Telegraph & Telephone Corporation
504,000	1.400%, 7/18/2017	497,931
	SBA Tower Trust
505,000	5.101%, 4/17/2017[d]	544,356
	Sprint Communications, Inc.
1,412,019	9.000%, 11/15/2018[d]	1,701,483

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Communications Services (1.0%) - continued
	Telefonica Emisiones SAU
$858,000	3.992%, 2/16/2016	$901,242
858,000	3.192%, 4/27/2018	873,802
	Univision Communications, Inc.
1,500,000	6.875%, 5/15/2019[d]	1,603,125
	UPCB Finance V, Ltd.
1,500,000	7.250%, 11/15/2021[d]	1,627,500
	Verizon Communications, Inc.
1,128,000	2.500%, 9/15/2016	1,166,393
398,000	1.100%, 11/1/2017	387,216
620,000	5.500%, 2/15/2018	700,451
564,000	1.993%, 9/14/2018[e]	593,045
282,000	3.650%, 9/14/2018	298,515
846,000	6.400%, 9/15/2033	973,002
282,000	6.550%, 9/15/2043	329,928
	Wind Acquisition Finance SA
1,500,000	11.750%, 7/15/2017[d]	1,595,625

	Total	33,828,324

Consumer Cyclical (0.8%)
	Amazon.com, Inc.
268,000	1.200%, 11/29/2017	262,397
	American Honda Finance Corporation
1,560,000	0.612%, 5/26/2016[d,e]	1,563,588
	Chrysler Group, LLC
1,430,000	8.000%, 6/15/2019	1,580,150
	Cinemark USA, Inc.
1,500,000	4.875%, 6/1/2023	1,410,000
	Daimler Finance North America, LLC
1,200,000	1.102%, 8/1/2018[d,e]	1,206,460
	Federated Retail Holdings, Inc.
305,000	5.900%, 12/1/2016	342,112
	Ford Motor Company
435,000	7.450%, 7/16/2031	532,731
	Ford Motor Credit Company, LLC
884,000	12.000%, 5/15/2015	1,014,531
1,170,000	1.489%, 5/9/2016[e]	1,187,167
725,000	1.700%, 5/9/2016	733,295
700,000	2.375%, 1/16/2018	706,972
550,000	5.000%, 5/15/2018	612,650
	Gap, Inc.
725,000	5.950%, 4/12/2021	801,105
	General Motors Company
423,000	3.500%, 10/2/2018[d]	432,518
564,000	4.875%, 10/2/2023[d]	571,050
	General Motors Financial Company, Inc.
580,000	2.750%, 5/15/2016[d]	587,250
1,500,000	3.250%, 5/15/2018[d]	1,500,000
	Home Depot, Inc.
564,000	4.875%, 2/15/2044	571,089
	Hyundai Capital America
530,000	1.625%, 10/2/2015[d]	532,653
	Jaguar Land Rover Automotive plc
1,500,000	5.625%, 2/1/2023[d]	1,500,000
	L Brands, Inc.
1,500,000	5.625%, 2/15/2022	1,533,750
	Lennar Corporation
1,500,000	4.125%, 12/1/2018[g]	1,507,500
	Macy’s Retail Holdings, Inc.
271,000	3.875%, 1/15/2022	267,119
225,000	4.375%, 9/1/2023	225,847
	Toll Brothers Finance Corporation
580,000	8.910%, 10/15/2017	700,350
282,000	4.000%, 12/31/2018	286,935
	Toyota Motor Credit Corporation
1,560,000	0.528%, 5/17/2016[e]	1,564,449
325,000	1.750%, 5/22/2017	326,533
	TRW Automotive, Inc.
344,000	7.250%, 3/15/2017[d]	394,740
	Viacom, Inc.
423,000	2.500%, 9/1/2018	426,410
	Walgreen Company
862,000	5.250%, 1/15/2019	963,669
	Western Union Company
536,000	2.375%, 12/10/2015	548,495
	Wynn Las Vegas, LLC
1,500,000	5.375%, 3/15/2022[g]	1,515,000

	Total	27,908,515

Consumer Non-Cyclical (1.2%)
	AbbVie, Inc.
1,126,000	1.750%, 11/6/2017	1,124,071
	Altria Group, Inc.
478,000	9.700%, 11/10/2018	628,279
846,000	4.000%, 1/31/2024	826,892
	Anheuser-Busch InBev Worldwide, Inc.
1,015,000	7.750%, 1/15/2019	1,267,389
	Avon Products, Inc.
290,000	2.375%, 3/15/2016	291,923
	Biomet, Inc.
1,500,000	6.500%, 8/1/2020	1,575,000
	Boston Scientific Corporation
725,000	6.000%, 1/15/2020	832,322
	Bunge Limited Finance Corporation
445,000	8.500%, 6/15/2019	546,675
	Celgene Corporation
885,000	1.900%, 8/15/2017	880,812
282,000	2.300%, 8/15/2018	280,452
	CHS/Community Health Systems, Inc.
1,500,000	7.125%, 7/15/2020	1,556,250
	ConAgra Foods, Inc.
870,000	1.900%, 1/25/2018	854,049
	Coventry Health Care, Inc.
852,000	5.950%, 3/15/2017	963,258
	CVS Caremark Corporation
572,000	1.200%, 12/5/2016	572,581
330,000	6.125%, 9/15/2039	374,259
	Endo Pharmaceuticals Holdings, Inc.
1,500,000	7.000%, 7/15/2019	1,605,000
	Express Scripts Holding Company
510,000	3.125%, 5/15/2016	532,294

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Consumer Non-Cyclical (1.2%) - continued
	Fresenius Medical Care US Finance II, Inc.
$1,500,000	5.875%, 1/31/2022[d]	$1,582,500
	Gilead Sciences, Inc.
654,000	3.050%, 12/1/2016	690,541
	Hawk Acquisition Sub, Inc.
1,502,019	4.250%, 10/15/2020[d]	1,453,203
	Heineken NV
268,000	1.400%, 10/1/2017[d]	262,928
	IMS Health, Inc.
859,000	6.000%, 11/1/2020[d]	912,687
	Kroger Company
410,000	0.804%, 10/17/2016[e]	410,900
572,000	1.200%, 10/17/2016	572,244
	Lorillard Tobacco Company
504,000	2.300%, 8/21/2017[g]	505,111
705,000	8.125%, 6/23/2019	858,793
	Mallinckrodt International Finance SA
645,000	3.500%, 4/15/2018[d]	632,738
	Mattel, Inc.
590,000	1.700%, 3/15/2018	576,451
	Medco Health Solutions, Inc.
885,000	7.125%, 3/15/2018	1,051,617
	Merck & Company, Inc.
1,560,000	0.598%, 5/18/2018[e]	1,564,092
	Mylan, Inc.
536,000	7.875%, 7/15/2020[d]	606,506
	PepsiCo, Inc.
1,170,000	0.447%, 2/26/2016[e]	1,170,773
	Pernod Ricard SA
600,000	2.950%, 1/15/2017[d]	619,628
450,000	5.750%, 4/7/2021[d]	496,020
	Perrigo Company, Ltd.
1,786,000	1.300%, 11/8/2016[d]	1,779,810
564,000	2.300%, 11/8/2018[d]	556,684
	Roche Holdings, Inc.
290,000	7.000%, 3/1/2039[d]	380,293
	SABMiller Holdings, Inc.
930,000	2.450%, 1/15/2017[d]	952,307
710,000	3.750%, 1/15/2022[d]	712,648
	Safeway, Inc.
290,000	3.400%, 12/1/2016	301,719
625,000	5.000%, 8/15/2019	664,664
	Spectrum Brands Escrow Corporation
1,500,000	6.375%, 11/15/2020[d]	1,601,250
	Thermo Fisher Scientific, Inc.
715,000	1.300%, 2/1/2017	711,893
286,000	2.400%, 2/1/2019	283,338
	Tyson Foods, Inc.
650,000	4.500%, 6/15/2022	661,808
	Valeant Pharmaceuticals International
1,410,000	6.875%, 12/1/2014[d]	1,508,700
	Watson Pharmaceuticals, Inc.
987,000	1.875%, 10/1/2017	976,707
	WM Wrigley Jr. Company
965,000	1.400%, 10/21/2016[d]	966,462
705,000	2.000%, 10/20/2017[d]	703,042

	Total	41,439,563

Energy (0.8%)
	BP Capital Markets plc
1,170,000	1.846%, 5/5/2017	1,181,747
795,000	1.375%, 11/6/2017	782,912
564,000	2.241%, 9/26/2018	565,628
	CNOOC, Ltd.
950,000	1.125%, 5/9/2016	946,500
	Concho Resources, Inc.
1,412,019	5.500%, 10/1/2022	1,457,910
	Continental Resources, Inc.
987,000	4.500%, 4/15/2023	1,000,571
	Devon Energy Corporation
1,144,000	1.200%, 12/15/2016	1,143,520
	EQT Corporation
754,000	8.125%, 6/1/2019	914,733
	Hess Corporation
840,000	8.125%, 2/15/2019	1,043,376
	Linn Energy, LLC
1,412,019	7.000%, 11/1/2019[d]	1,426,139
	Lukoil International Finance BV
725,000	3.416%, 4/24/2018[d]	731,344
	MEG Energy Corporation
1,500,000	6.500%, 3/15/2021[d]	1,578,750
	Murphy Oil Corporation
403,000	2.500%, 12/1/2017	405,451
	Oasis Petroleum, Inc.
1,500,000	6.875%, 1/15/2023	1,597,500
	Offshore Group Investment, Ltd.
1,500,000	7.500%, 11/1/2019[g]	1,631,250
	Petrobras Global Finance BV
1,200,000	2.000%, 5/20/2016	1,199,051
	Petroleos Mexicanos
426,000	3.500%, 7/18/2018	437,182
	Pioneer Natural Resources Company
255,000	5.875%, 7/15/2016	282,868
	Range Resources Corporation
1,500,000	5.000%, 8/15/2022	1,473,750
	Shell International Finance BV
825,000	0.451%, 11/15/2016[e]	825,699
	Sinopec Capital 2013, Ltd.
870,000	1.250%, 4/24/2016[d]	866,573
	Suncor Energy, Inc.
441,000	6.100%, 6/1/2018	509,777
	Transocean, Inc.
252,000	5.050%, 12/15/2016	278,377
954,000	6.000%, 3/15/2018	1,069,859
	Weatherford International, Ltd.
526,000	9.625%, 3/1/2019	675,838
855,000	6.750%, 9/15/2040	924,730

	Total	24,951,035

Financials (3.6%)
	Abbey National Treasury Services plc
564,000	3.050%, 8/23/2018	579,527

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Financials (3.6%) - continued
	Achmea Hypotheekbank NV
$220,000	3.200%, 11/3/2014[d]	$225,152
	Aetna, Inc.
568,000	1.500%, 11/15/2017	559,646
	American Express Credit Corporation
325,000	2.375%, 3/24/2017	334,060
	American International Group, Inc.
1,272,000	2.375%, 8/24/2015	1,299,273
705,000	3.800%, 3/22/2017	752,869
564,000	8.250%, 8/15/2018	705,496
	ANZ National International, Ltd. of London
982,000	3.125%, 8/10/2015[d,g]	1,017,775
	Associated Banc Corporation
255,000	1.875%, 3/12/2014	255,355
	Aviation Capital Group Corporation
564,000	3.875%, 9/27/2016[d]	582,549
	Bank Nederlandse Gemeenten NV
585,000	1.375%, 3/19/2018[d,g]	574,587
	Bank of America Corporation
1,041,000	7.750%, 8/15/2015	1,145,326
510,000	5.750%, 8/15/2016	562,433
1,280,000	5.750%, 12/1/2017	1,456,785
2,040,000	1.316%, 3/22/2018[e,g]	2,067,091
585,000	5.650%, 5/1/2018	665,887
846,000	2.600%, 1/15/2019	849,734
	Bank of Montreal
568,000	1.300%, 7/15/2016	572,763
1,170,000	0.843%, 4/9/2018[e]	1,175,899
	Bank of Nova Scotia
1,170,000	0.643%, 3/15/2016[e]	1,171,868
580,000	0.950%, 3/15/2016	580,825
	BB&T Corporation
284,000	1.103%, 6/15/2018[e]	285,992
	BBVA Banco Continental SA
930,000	2.250%, 7/29/2016[d]	925,350
	BBVA US Senior SAU
966,000	4.664%, 10/9/2015	1,015,535
	Berkshire Hathaway Finance Corporation
660,000	1.600%, 5/15/2017	666,365
1,170,000	1.300%, 5/15/2018	1,143,305
	BNP Paribas SA
572,000	1.250%, 12/12/2016	572,419
791,000	2.375%, 9/14/2017	807,584
	Branch Banking and Trust Company
858,000	0.667%, 12/1/2016[e]	858,722
	Canadian Imperial Bank of Commerce
220,000	2.600%, 7/2/2015[d]	226,930
	Capital One Financial Corporation
530,000	2.150%, 3/23/2015	538,788
780,000	0.696%, 3/22/2016[e]	779,201
859,000	6.150%, 9/1/2016	960,776
	Citigroup, Inc.
1,149,000	5.000%, 9/15/2014	1,181,729
1,050,000	5.500%, 2/15/2017	1,156,927
571,000	6.000%, 8/15/2017	650,803
915,000	8.500%, 5/22/2019	1,172,654
590,000	4.050%, 7/30/2022	583,426
	CNA Financial Corporation
715,000	7.350%, 11/15/2019	866,732
	CoBank ACB
395,000	0.843%, 6/15/2022[e,f]	361,919
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
550,000	3.950%, 11/9/2022	532,945
	Credit Agricole SA
725,000	1.625%, 4/15/2016[d]	729,470
	Credit Suisse AG
1,144,000	5.400%, 1/14/2020	1,271,365
	CyrusOne, LP
1,500,000	6.375%, 11/15/2022	1,552,500
	DDR Corporation
725,000	9.625%, 3/15/2016	849,997
	Discover Financial Services
1,085,000	6.450%, 6/12/2017	1,229,457
	DnB Boligkreditt AS
1,560,000	1.450%, 3/21/2018[d]	1,524,744
	Eksportfinans ASA
330,000	3.000%, 11/17/2014	331,320
465,000	5.500%, 5/25/2016	490,575
	Fifth Third Bancorp
545,000	5.450%, 1/15/2017	598,950
	General Electric Capital Corporation
365,000	1.109%, 5/9/2016[e]	368,920
268,000	1.600%, 11/20/2017	266,236
290,000	0.959%, 4/2/2018[e]	292,300
1,965,000	6.000%, 8/7/2019	2,305,558
1,170,000	1.243%, 3/15/2023[e]	1,164,001
730,000	6.750%, 3/15/2032	903,963
	Goldman Sachs Group, Inc.
1,245,000	3.700%, 8/1/2015	1,296,407
580,000	2.375%, 1/22/2018	582,205
1,170,000	1.436%, 4/30/2018[e]	1,183,822
430,000	1.341%, 11/15/2018[e]	431,009
740,000	7.500%, 2/15/2019	901,297
850,000	5.375%, 3/15/2020	945,310
885,000	5.250%, 7/27/2021	968,935
	Hartford Financial Services Group, Inc.
715,000	4.000%, 10/15/2017	760,489
590,000	5.125%, 4/15/2022	642,634
	HCP, Inc.
284,000	6.000%, 1/30/2017	318,288
250,000	6.700%, 1/30/2018	290,580
	Health Care REIT, Inc.
930,000	4.700%, 9/15/2017	1,010,907
268,000	2.250%, 3/15/2018	264,959
	HSBC Bank plc
1,560,000	0.881%, 5/15/2018[d,e]	1,563,384
	HSBC Finance Corporation
846,000	6.676%, 1/15/2021	972,085

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Financials (3.6%) - continued
	HSBC USA, Inc.
$555,000	1.625%, 1/16/2018	$547,262
	Huntington Bancshares, Inc.
282,000	2.600%, 8/2/2018	282,165
	Huntington National Bank
720,000	1.350%, 8/2/2016	719,734
	Icahn Enterprises, LP
1,412,019	8.000%, 1/15/2018	1,468,500
	ING Bank NV
650,000	3.750%, 3/7/2017[d]	684,593
	ING Capital Funding Trust III
575,000	3.847%, 12/29/2049[e,i]	572,844
	ING US, Inc.
633,000	2.900%, 2/15/2018	647,424
	International Lease Finance Corporation
865,000	2.193%, 6/15/2016[e]	869,325
	Intesa Sanpaolo SPA
635,000	3.125%, 1/15/2016	647,104
705,000	3.875%, 1/15/2019	700,922
	J.P. Morgan Chase & Company
780,000	0.689%, 4/23/2015[e]	781,536
590,000	1.125%, 2/26/2016	591,004
930,000	3.450%, 3/1/2016	975,426
1,211,000	2.000%, 8/15/2017	1,228,383
475,000	1.800%, 1/25/2018	470,830
915,000	6.300%, 4/23/2019	1,079,932
310,000	3.200%, 1/25/2023	293,888
870,000	7.900%, 4/29/2049[i]	959,175
	J.P. Morgan Chase Bank NA
787,000	0.574%, 6/13/2016[e]	782,864
	KeyBank NA
984,000	7.413%, 5/6/2015	1,066,194
	Liberty Mutual Group, Inc.
252,000	4.950%, 5/1/2022[d]	260,571
300,000	6.500%, 5/1/2042[d]	329,236
	Liberty Property, LP
815,000	5.500%, 12/15/2016	899,654
	Lloyds TSB Bank plc
536,000	6.500%, 9/14/2020[d]	609,293
	Macquarie Bank, Ltd.
750,000	5.000%, 2/22/2017[d]	813,330
	Merrill Lynch & Company, Inc.
250,000	6.050%, 5/16/2016	275,056
580,000	6.400%, 8/28/2017	668,685
	Mizuho Corporate Bank, Ltd.
580,000	1.850%, 3/21/2018[d]	565,309
	Morgan Stanley
510,000	4.750%, 4/1/2014[g]	514,054
295,000	1.488%, 2/25/2016[e]	298,837
295,000	1.750%, 2/25/2016	298,960
1,075,000	4.750%, 3/22/2017	1,173,167
560,000	6.250%, 8/28/2017	640,768
780,000	1.518%, 4/25/2018[e]	791,145
600,000	4.875%, 11/1/2022	614,197
780,000	4.100%, 5/22/2023	754,846
	Murray Street Investment Trust I
1,500,000	4.647%, 3/9/2017	1,615,330
	National City Corporation
896,000	6.875%, 5/15/2019	1,061,703
	Nederlandse Waterschapsbank NV
780,000	0.750%, 3/29/2016[d]	779,529
	Nomura Holdings, Inc.
1,170,000	1.694%, 9/13/2016[e]	1,191,196
1,210,000	2.000%, 9/13/2016	1,220,003
	Nordea Eiendomskreditt AS
1,170,000	2.125%, 9/22/2016[d]	1,201,205
	PNC Bank NA
1,621,000	1.150%, 11/1/2016	1,622,986
	Prologis, LP
910,000	7.375%, 10/30/2019	1,098,772
	Prudential Covered Trust
994,500	2.997%, 9/30/2015[d]	1,025,309
	Realty Income Corporation
265,000	2.000%, 1/31/2018	259,530
	Regions Bank
1,345,000	7.500%, 5/15/2018	1,591,520
	Reinsurance Group of America, Inc.
515,000	5.625%, 3/15/2017	567,747
265,000	5.000%, 6/1/2021	278,101
	Royal Bank of Canada
2,000,000	1.125%, 7/22/2016	1,999,742
852,000	2.200%, 7/27/2018	855,460
	Royal Bank of Scotland Group plc
977,000	5.050%, 1/8/2015	1,005,921
590,000	2.550%, 9/18/2015	603,427
	Santander US Debt SAU
850,000	3.724%, 1/20/2015[d]	866,938
110,000	3.781%, 10/7/2015[d]	113,349
	Simon Property Group, LP
580,000	10.350%, 4/1/2019	784,840
	SLM Corporation
465,000	3.875%, 9/10/2015	480,694
268,000	6.250%, 1/25/2016	289,440
	SpareBank 1 Boligkreditt AS
1,560,000	1.250%, 5/2/2018[d]	1,509,456
	Svensk Exportkredit AB
780,000	1.125%, 4/5/2018[g]	760,921
	Svenska Handelsbanken AB
536,000	3.125%, 7/12/2016	560,606
380,000	1.625%, 3/21/2018	372,788
	Swedbank Hypotek AB
1,560,000	1.375%, 3/28/2018[d,g]	1,523,964
	Swiss RE Capital I, LP
725,000	6.854%, 5/29/2049[d,i]	766,325
	Toronto-Dominion Bank
170,000	2.200%, 7/29/2015[d]	174,505
640,000	0.702%, 9/9/2016[e]	641,889
	UBS AG London
1,560,000	0.750%, 3/24/2016[d]	1,568,700
	UBS AG/Stamford, Connecticut
308,000	5.875%, 12/20/2017	353,438
	Union Bank NA
1,128,000	1.500%, 9/26/2016	1,140,787
	Ventas Realty, LP
846,000	1.550%, 9/26/2016	852,003
	Wachovia Corporation
1,170,000	0.513%, 6/15/2017[e]	1,160,922

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Financials (3.6%) - continued
	Wells Fargo & Company
$1,946,000	1.250%, 7/20/2016	$1,960,435
780,000	2.100%, 5/8/2017	794,546
580,000	1.500%, 1/16/2018	576,253
	XLIT, Ltd.
846,000	2.300%, 12/15/2018	830,932

	Total	119,372,094

Foreign Government (0.3%)
	Asian Development Bank
1,560,000	0.500%, 6/20/2016	1,554,072
	Denmark Government International Bond
1,560,000	0.375%, 4/25/2016[d]	1,550,796
	Export-Import Bank of Korea
536,000	1.250%, 11/20/2015	537,652
	International Finance Corporation
1,170,000	0.500%, 5/16/2016	1,167,755
	Kommunalbanken AS
25,000	2.750%, 5/5/2015[d]	25,790
1,560,000	0.323%, 3/18/2016[d,e]	1,561,140
	Kommuninvest i Sverige AB
1,560,000	0.500%, 6/15/2016[d]	1,551,264
	Mexico Government International Bond
564,000	4.000%, 10/2/2023	558,360
	Province of Ontario
1,600,000	1.000%, 7/22/2016	1,605,448
	Sweden Government International Bond
200,000	0.375%, 12/22/2015[d]	199,790
500,000	0.375%, 3/29/2016[d]	497,450

	Total	10,809,517

Mortgage-Backed Securities (11.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
36,880,000	3.000%, 1/1/2029[c]	37,562,855
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
21,050,000	3.500%, 1/1/2044[c]	20,885,547
	Federal National Mortgage Association
1,839,619	0.595%, 8/25/2015	1,836,331
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
45,317,000	3.500%, 1/1/2029[c]	47,389,899
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
5,285,168	2.070%, 1/1/2043[e]	5,391,785
9,364,225	2.059%, 3/1/2043[e]	9,556,121
8,067,726	1.753%, 7/1/2043[e]	8,124,237
83,785,000	3.500%, 1/1/2044[c]	83,228,617
88,234,500	4.000%, 1/1/2044[c]	90,826,389
66,694,000	4.500%, 1/1/2044[c]	70,666,982

	Total	375,468,763

Technology (0.3%)
	Apple, Inc.
1,560,000	0.492%, 5/3/2018[e]	1,557,360
290,000	2.400%, 5/3/2023	260,771
	Computer Sciences Corporation
382,000	2.500%, 9/15/2015	389,914
	EMC Corporation
1,050,000	1.875%, 6/1/2018	1,038,072
	First Data Corporation
1,500,000	7.375%, 6/15/2019[d]	1,601,250
	Hewlett-Packard Company
510,000	2.125%, 9/13/2015	519,320
	Intel Corporation
656,000	4.000%, 12/15/2032	604,619
	Iron Mountain, Inc.
1,410,000	6.000%, 8/15/2023	1,445,250
	Micron Semiconductor Asia Pte, Ltd.
375,000	1.258%, 1/15/2019	373,690
	Oracle Corporation
530,000	1.200%, 10/15/2017	521,551
810,000	0.824%, 1/15/2019[e]	813,205
	Samsung Electronics America, Inc.
590,000	1.750%, 4/10/2017[d]	586,222
	Tyco Electronics Group SA
994,000	6.550%, 10/1/2017	1,137,530
	Xerox Corporation
510,000	7.200%, 4/1/2016	572,043

	Total	11,420,797

Transportation (0.3%)
	American Airlines Pass Through Trust
750,000	4.950%, 1/15/2023[d]	772,969
	Avis Budget Car Rental, LLC
1,500,000	8.250%, 1/15/2019	1,635,000
	Canadian National Railway Company
395,000	0.438%, 11/6/2015[e]	395,287
	Canadian Pacific Railway Company
400,000	7.125%, 10/15/2031	481,032
472,000	5.750%, 3/15/2033	499,414
	Continental Airlines, Inc.
712,035	4.150%, 4/11/2024	720,491
	CSX Corporation
628,000	6.250%, 4/1/2015	671,234
494,000	3.700%, 11/1/2023	477,897
	Delta Air Lines, Inc.
760,000	6.750%, 5/23/2017	805,600
441,333	4.950%, 5/23/2019	478,846
120,891	4.750%, 5/7/2020	129,353
	ERAC USA Finance, LLC
530,000	1.400%, 4/15/2016[d]	530,419
284,000	2.800%, 11/1/2018[d]	286,992

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (34.7%)	Value
Transportation (0.3%) - continued
	Kansas City Southern de Mexico SA de CV
$1,170,000	0.937%, 10/28/2016[e]	$1,170,317
580,000	2.350%, 5/15/2020	540,341
	Virgin Australia Holdings, Ltd.
355,000	5.000%, 10/23/2023[d]	362,322

	Total	9,957,514

U.S. Government and Agencies (6.5%)
	FDIC Structured Sale Guaranteed Notes
90,000	Zero Coupon, 1/7/2014[d]	89,967
	Federal Agricultural Mortgage Corporation
175,000	2.125%, 9/15/2015	180,073
	Federal Home Loan Bank
2,930,000	0.375%, 6/24/2016	2,920,059
	Federal Home Loan Mortgage Corporation
1,330,000	1.375%, 5/1/2020	1,246,894
	Federal National Mortgage Association
300,000	4.375%, 10/15/2015	321,150
1,355,000	0.375%, 7/5/2016	1,345,608
870,000	1.375%, 11/15/2016	884,599
870,000	0.875%, 5/21/2018	841,561
205,000	6.250%, 5/15/2029	256,997
	Tennessee Valley Authority
200,000	5.250%, 9/15/2039	213,463
	U.S. Treasury Bonds
440,000	7.625%, 2/15/2025	628,581
1,075,000	4.375%, 5/15/2040	1,167,719
5,145,000	3.000%, 5/15/2042	4,314,566
2,225,000	2.875%, 5/15/2043	1,803,294
	U.S. Treasury Bonds, TIPS
49,564	2.375%, 1/15/2025	56,971
32,419	2.125%, 2/15/2040	36,425
	U.S. Treasury Notes
90,000	0.250%, 4/30/2014	90,046
1,855,000	0.750%, 6/15/2014	1,860,363
650,000	2.625%, 2/29/2016	680,875
33,900,000	0.625%, 10/15/2016	33,836,437
475,000	1.000%, 10/31/2016	478,600
34,670,000	0.625%, 12/15/2016[g]	34,529,170
1,550,000	3.250%, 3/31/2017	1,665,766
300,000	0.625%, 5/31/2017	296,086
15,250,000	1.000%, 5/31/2018	14,916,406
18,900,000	1.250%, 10/31/2018	18,529,390
33,750,000	1.375%, 1/31/2020	32,281,335
10,060,000	1.625%, 8/15/2022	9,139,671
1,000,000	1.750%, 5/15/2023	901,328
18,300,000	2.500%, 8/15/2023	17,573,710
	U.S. Treasury Notes, TIPS
28,089,370	0.125%, 4/15/2018	28,648,995
278,626	0.125%, 1/15/2022	267,786
7,184,412	0.125%, 1/15/2023	6,785,346

	Total	218,789,237

U.S. Municipals (2.8%)
	Buckeye Tobacco Settlement Financing Auth. Rev.
3,450,000	5.125%, 6/1/2024, Ser. A-2	2,845,491
	Dallas/Fort Worth Texas International Airport Joint Rev. Improvement
6,000,000	5.000%, 11/1/2038, Ser. A, AMT	5,581,380
	Los Angeles Department Of Water and Power System Rev.
7,498,000	5.000%, 7/1/2043, Ser. B	7,685,525
	Massachusetts Bay Transportation Auth. Assessment Rev.
4,464,000	5.000%, 7/1/2041, Ser. A	4,655,148
	Massachusetts Development Finance Agency Rev. (Boston University)
4,273,000	5.000%, 10/1/2048	4,282,486
	Massachusetts School Building Auth. Sales Tax Rev.
6,000,000	5.000%, 5/15/2043, Ser. A	6,254,700
	Metropolitan Transportation Auth. Transportation Rev.
5,998,000	5.000%, 11/15/2043, Ser. A	5,951,635
	Miami-Dade County Expressway Auth. Toll System Rev.
2,549,000	5.000%, 7/1/2040, Ser. A	2,537,861
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
7,497,000	5.000%, 6/15/2042, Ser. A	7,549,104
	New Jersey Turnpike Auth. Turnpike Rev.
2,400,000	5.000%, 1/1/2043, Ser. A	2,436,456
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
5,998,000	5.000%, 6/15/2047, Ser. EE	6,115,501
	New York City Transitional Finance Auth. Future Tax Rev.
5,601,000	5.000%, 5/1/2042, Ser. I	5,794,795
	New York State Dormitory Auth. Personal Income Tax Rev.
3,599,000	5.000%, 3/15/2042, Ser. B	3,698,656
	North Texas Tollway Auth. Rev.
5,998,000	5.000%, 1/1/2042, Ser. B	5,839,353
	San Diego County Regional Airport Auth. Airport Rev.
5,173,000	5.000%, 7/1/2038, Ser. B, AMT	5,009,740
	South Carolina Public Service Auth. Rev. Obligations
5,998,000	5.000%, 12/1/2043, Ser. D	5,988,463
	State of California Various Purpose G.O.
3,000,000	5.000%, 9/1/2036	3,076,110
1,500,000	5.000%, 4/1/2042	1,516,050
1,500,000	5.000%, 2/1/2043	1,516,305

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (34.7%)	Value
U.S. Municipals (2.8%) - continued
	University of Massachusetts Building Auth. Proj. Rev.
$4,798,000	5.000%, 11/1/2039, Ser. 2	$4,988,481

	Total	93,323,240

Utilities (0.8%)
	AES Corporation
1,500,000	7.375%, 7/1/2021	1,691,250
	American Electric Power Company, Inc.
536,000	1.650%, 12/15/2017	525,180
	Atlas Pipeline Partners, LP
1,500,000	4.750%, 11/15/2021[d]	1,372,500
	Buckeye Partners, LP
846,000	2.650%, 11/15/2018	833,569
	Dayton Power and Light Company
564,000	1.875%, 9/15/2016[d]	568,608
	DCP Midstream Operating, LP
268,000	2.500%, 12/1/2017	266,847
	Duke Energy Corporation
900,000	2.100%, 6/15/2018	894,833
	Enel Finance International NV
740,000	3.875%, 10/7/2014[d]	756,047
450,000	6.250%, 9/15/2017[d]	502,570
	Energy Transfer Partners, LP
290,000	9.700%, 3/15/2019	375,480
1,042,000	4.650%, 6/1/2021	1,071,845
	Enterprise Products Operating, LLC
756,000	1.250%, 8/13/2015	761,023
	Exelon Corporation
685,000	4.900%, 6/15/2015	722,198
	Exelon Generation Company, LLC
870,000	5.200%, 10/1/2019	937,575
	Iberdrola Finance Ireland, Ltd.
520,000	3.800%, 9/11/2014[d]	530,437
	ITC Holdings Corporation
644,000	5.875%, 9/30/2016[d]	712,698
284,000	4.050%, 7/1/2023	278,387
	Korea Western Power Company, Ltd.
987,000	2.875%, 10/10/2018[d]	981,264
	MidAmerican Energy Holdings Company
720,000	1.100%, 5/15/2017[d]	716,106
862,000	5.750%, 4/1/2018	983,967
510,000	6.500%, 9/15/2037	592,385
	NextEra Energy Capital Holdings, Inc.
765,000	1.200%, 6/1/2015	768,920
	NiSource Finance Corporation
286,000	6.400%, 3/15/2018	329,134
850,000	6.800%, 1/15/2019	989,223
	Northeast Utilities
435,000	1.450%, 5/1/2018	421,315
	NRG Energy, Inc.
1,500,000	6.625%, 3/15/2023	1,511,250
	ONEOK Partners, LP
596,000	8.625%, 3/1/2019	747,491
	Pacific Gas & Electric Company
895,000	5.625%, 11/30/2017	1,014,013
	PPL Capital Funding, Inc.
1,120,000	1.900%, 6/1/2018	1,093,643
280,000	3.500%, 12/1/2022	264,435
	Sempra Energy
965,000	6.150%, 6/15/2018	1,107,797
	Spectra Energy Partners, LP
282,000	2.950%, 9/25/2018	285,842
282,000	4.750%, 3/15/2024	287,472
	Williams Partners, LP
255,000	7.250%, 2/1/2017	294,051

	Total	25,189,355

	Total Long-Term Fixed Income (cost $1,165,180,821)	1,161,656,689

Shares	Common Stock (17.8%)
Consumer Discretionary (2.6%)
18,406	Amazon.com, Inc.[j]	7,340,129
9,200	AutoZone, Inc.[j]	4,397,048
18,300	Barnes & Noble, Inc.[j]	273,585
29,900	Best Buy Company, Inc.	1,192,412
6,600	Bloomin’ Brands, Inc.[j]	158,466
37,800	Cablevision Systems Corporation	677,754
31,050	CBS Corporation	1,979,127
2,850	Charter Communications, Inc.[j]	389,766
15,680	Cheesecake Factory, Inc.	756,874
5,100	Children’s Place Retail Stores, Inc.[j]	290,547
185,313	Comcast Corporation	9,629,790
13,600	Crocs, Inc.[j]	216,512
12,000	Dana Holding Corporation	235,440
73,369	Delphi Automotive plc	4,411,678
8,650	DISH Network Corporation[j]	501,008
4,307	Finish Line, Inc.	121,328
108,000	Ford Motor Company	1,666,440
19,300	Francesca’s Holdings Corporation[j]	355,313
11,900	Gannett Company, Inc.	352,002
3,600	General Motors Company[j]	147,132
5,080	GNC Holdings, Inc.	296,926
2,900	Harley-Davidson, Inc.	200,796
4,300	Harman International Industries, Inc.	351,955
4,884	Hasbro, Inc.	268,669
61,900	Home Depot, Inc.	5,096,846
18,785	Ignite Restaurant Group, Inc.[j]	234,813
4,600	iRobot Corporation[j]	159,942
3,300	ITT Educational Services, Inc.[g,j]	110,814
16,300	Kohl’s Corporation	925,025
103,076	Las Vegas Sands Corporation	8,129,604
17,294	LeapFrog Enterprises, Inc.[g,j]	137,314
14,653	LifeLock, Inc.[j]	240,456
122,330	Lowe’s Companies, Inc.	6,061,451
5,320	M/I Homes, Inc.[j]	135,394
17,600	Macy’s, Inc.	939,840
6,700	Marriott International, Inc.	330,712
6,800	Marriott Vacations Worldwide Corporation[j]	358,768

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (17.8%)	Value
Consumer Discretionary (2.6%) - continued
21,867	MDC Partners, Inc.	$557,827
7,470	Meredith Corporation[g]	386,946
4,050	Michael Kors Holdings, Ltd.[j]	328,820
109,390	News Corporation	3,784,894
11,660	Nexstar Broadcasting Group, Inc.	649,812
62,500	NIKE, Inc.	4,915,000
2,800	Noodles & Company[g,j]	100,576
5,900	Omnicom Group, Inc.	438,783
13,360	Papa John’s International, Inc.	606,544
9,379	Pier 1 Imports, Inc.	216,467
300	Priceline.com, Inc.[j]	348,720
9,800	Regal Entertainment Group[g]	190,610
6,300	Scientific Games Corporation[j]	106,659
4,650	Scripps Networks Interactive, Inc.	401,806
6,600	Signet Jewelers, Ltd.	519,420
30,200	Smith & Wesson Holding Corporation[g,j]	407,398
14,100	Starwood Hotels & Resorts Worldwide, Inc.	1,120,245
6,300	Sturm, Ruger & Company, Inc.[g]	460,467
3,300	Target Corporation	208,791
6,500	Tempur-Pedic International, Inc.[j]	350,740
5,000	Tenneco, Inc.[j]	282,850
31,340	Time Warner Cable, Inc.	4,246,570
5,500	TJX Companies, Inc.	350,515
9,450	Toll Brothers, Inc.[j]	349,650
25,330	Tuesday Morning Corporation[j]	404,267
122,750	Twenty-First Century Fox, Inc.	4,318,345
4,500	Urban Outfitters, Inc.[j]	166,950
16,100	Viacom, Inc.	1,406,174
9,600	Weight Watchers International, Inc.[g]	316,128
15,900	Wyndham Worldwide Corporation	1,171,671

	Total	88,185,321

Consumer Staples (1.0%)
33,900	Altria Group, Inc.	1,301,421
3,061	Andersons, Inc.	272,949
21,100	Anheuser-Busch InBev NV ADR	2,246,306
8,556	Annie’s, Inc.[g,j]	368,250
37,200	Archer-Daniels-Midland Company	1,614,480
3,500	Brown-Forman Corporation	264,495
23,600	Bunge, Ltd.	1,937,796
2,800	Campbell Soup Company	121,184
18,500	Colgate-Palmolive Company	1,206,385
95,570	CVS Caremark Corporation	6,839,945
1,128	Energizer Holdings, Inc.	122,095
30,738	Ingredion, Inc.	2,104,323
19,850	Kimberly-Clark Corporation	2,073,531
20,063	Kraft Foods Group, Inc.	1,081,797
28,600	Kroger Company	1,130,558
86,689	Mondelez International, Inc.	3,060,122
37,600	Nestle SA	2,755,706
22,258	Philip Morris International, Inc.	1,939,340
3,200	Prestige Brands Holdings, Inc.[j]	114,560
14,600	Procter & Gamble Company	1,188,586
43,300	Rite Aid Corporation[j]	219,098
26,600	Safeway, Inc.	866,362
9,900	Wal-Mart Stores, Inc.	779,031
37,540	WhiteWave Foods Company[j]	861,168

	Total	34,469,488

Energy (2.4%)
150,800	Alpha Natural Resources, Inc.[j]	1,076,712
18,400	Anadarko Petroleum Corporation	1,459,488
1,470	Atwood Oceanics, Inc.[j]	78,483
1,800	Bristow Group, Inc.	135,108
4,800	C&J Energy Services, Inc.[j]	110,880
1,565	Cabot Oil & Gas Corporation	60,659
985	Cameron International Corporation[j]	58,637
130	CARBO Ceramics, Inc.	15,149
42,550	Chevron Corporation	5,314,920
720	Cimarex Energy Company	75,535
19,700	Cloud Peak Energy, Inc.[j]	354,600
51,500	Cobalt International Energy, Inc.[j]	847,175
10,180	Concho Resources, Inc.[j]	1,099,440
83,500	Consol Energy, Inc.	3,176,340
4,120	Denbury Resources, Inc.[j]	67,692
17,000	Dril-Quip, Inc.[j]	1,868,810
13,370	Energy XXI, Ltd.	361,792
1,050	Ensco plc	60,039
39,516	EOG Resources, Inc.	6,632,365
63,840	EQT Corporation	5,731,555
6,800	Exterran Holdings, Inc.[j]	232,560
34,700	Exxon Mobil Corporation	3,511,640
300	Frank’s International NV	8,100
1,000	Helmerich & Payne, Inc.	84,080
7,285	HollyFrontier Corporation	361,992
22,000	Key Energy Services, Inc.[j]	173,800
295,213	Marathon Oil Corporation	10,421,019
1,600	Marathon Petroleum Corporation	146,768
46,400	Nabors Industries, Ltd.	788,336
28,300	National Oilwell Varco, Inc.	2,250,699
1,170	Newfield Exploration Company[j]	28,817
1,650	Noble Corporation	61,826
1,100	Noble Energy, Inc.	74,921
27,640	Oasis Petroleum, Inc.[j]	1,298,251
11,900	Occidental Petroleum Corporation	1,131,690
9,190	Oceaneering International, Inc.	724,907
830	Oil States International, Inc.[j]	84,428
53,000	Peabody Energy Corporation	1,035,090
41,300	Petroleo Brasileiro SA ADR	569,114
385	Pioneer Natural Resources Company	70,867
740	Range Resources Corporation	62,389
26,550	Rex Energy Corporation[j]	523,301
9,040	Rosetta Resources, Inc.[j]	434,282
1,500	Rowan Companies plc[j]	53,040
111,350	Schlumberger, Ltd.	10,033,748
16,560	SM Energy Company	1,376,302
18,000	Southwestern Energy Company[j]	707,940
3,630	Superior Energy Services, Inc.[j]	96,594
107,200	Total SA ADR	6,568,144
21,600	Valero Energy Corporation	1,088,640
420,161	Weatherford International, Ltd.[j]	6,508,294
950	Whiting Petroleum Corporation[j]	58,777

	Total	79,155,735

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (17.8%)	Value
Financials (3.7%)
40,350	ACE, Ltd.	$4,177,435
3,673	Affiliated Managers Group, Inc.[j]	796,600
3,650	Allied World Assurance Company Holdings AG	411,757
39,330	Allstate Corporation	2,145,058
5,500	Altisource Residential Corporation	165,605
4,330	American Assets Trust, Inc.	136,092
27,200	American International Group, Inc.	1,388,560
6,800	AmTrust Financial Services, Inc.[g]	222,292
3,230	Aspen Insurance Holdings, Ltd.	133,431
6,700	Axis Capital Holdings, Ltd.	318,719
432,750	Bank of America Corporation	6,737,917
6,900	Banner Corporation	309,258
12,000	BBCN Bancorp, Inc.	199,080
25,200	Berkshire Hathaway, Inc.[j]	2,987,712
7,397	Boston Properties, Inc.	742,437
9,750	Camden Property Trust	554,580
7,100	Cash America International, Inc.	271,930
202,498	Citigroup, Inc.	10,552,171
4,662	CNA Financial Corporation	199,953
12,620	CNO Financial Group, Inc.	223,248
6,000	Columbia Banking System, Inc.	165,060
8,800	Comerica, Inc.	418,352
18,140	DCT Industrial Trust, Inc.	129,338
16,900	DDR Corporation	259,753
38,900	Deutsche Bank AG	1,876,536
10,000	Discover Financial Services	559,500
10,090	Education Realty Trust, Inc.	88,994
13,569	Equity Residential	703,824
5,900	Evercore Partners, Inc.	352,702
2,640	Extra Space Storage, Inc.	111,223
9,100	F.N.B. Corporation	114,842
57,600	Fifth Third Bancorp	1,211,328
26,700	First Horizon National Corporation	311,055
6,400	First Industrial Realty Trust, Inc.	111,680
33,000	First Niagara Financial Group, Inc.	350,460
7,900	First Republic Bank	413,565
13,900	Franklin Street Properties Corporation	166,105
14,200	Fulton Financial Corporation	185,736
7,400	FXCM, Inc.[g]	132,016
5,400	Gaming and Leisure Properties, Inc.[j]	274,374
15,880	Hanmi Financial Corporation	347,613
13,700	Hatteras Financial Corporation	223,858
11,608	HCC Insurance Holdings, Inc.	535,593
8,149	Health Care REIT, Inc.	436,542
30,948	Host Hotels & Resorts, Inc.	601,629
160,850	Huntington Bancshares, Inc.	1,552,202
100,150	Invesco, Ltd.	3,645,460
117,000	iShares Barclays 1-3 Year Credit Bond Fund	12,338,820
12,300	iShares Russell 2000 Index Fund	1,418,313
86,664	J.P. Morgan Chase & Company	5,068,111
25,550	KeyCorp	342,881
22,832	Kimco Realty Corporation	450,932
9,638	Lazard, Ltd.	436,794
2,950	M&T Bank Corporation[g]	343,439
8,850	Macerich Company	521,177
7,850	MasterCard, Inc.	6,558,361
124,920	MetLife, Inc.	6,735,686
7,700	Montpelier Re Holdings, Inc.	224,070
136,410	Morgan Stanley	4,277,818
13,100	NASDAQ OMX Group, Inc.	521,380
6,900	Northern Trust Corporation	427,041
7,290	Parkway Properties, Inc.	140,624
5,070	Pebblebrook Hotel Trust	155,953
10,600	PHH Corporation[j]	258,110
15,150	Piedmont Office Realty Trust, Inc.	250,278
4,200	Portfolio Recovery Associates, Inc.[g,j]	221,928
6,800	Progressive Corporation	185,436
12,300	Prologis, Inc.	454,485
7,500	Protective Life Corporation	379,950
15,000	Prudential Financial, Inc.	1,383,300
2,851	Public Storage, Inc.	429,133
4,200	Raymond James Financial, Inc.	219,198
8,200	RLJ Lodging Trust	199,424
8,098	Simon Property Group, Inc.	1,232,192
12,000	SLM Corporation	315,360
103,450	SPDR Euro Stoxx 50 ETF	4,365,590
12,000	SPDR Gold Trust[g,j]	1,394,040
42,400	SPDR S&P 500 ETF Trust	7,830,008
2,020	SPDR S&P Biotech ETF	263,004
44,950	State Street Corporation	3,298,880
7,235	Stewart Information Services Corporation	233,473
27,360	SVB Financial Group[j]	2,868,970
8,700	Tanger Factory Outlet Centers, Inc.	278,574
10,100	TCF Financial Corporation	164,125
13,973	Terreno Realty Corporation	247,322
5,820	Texas Capital Bancshares, Inc.[j]	362,004
22,450	Visa, Inc.	4,999,166
6,867	Vornado Realty Trust	609,721
7,800	W.R. Berkley Corporation	338,442
83,530	Wells Fargo & Company	3,792,262
28,453	Zions Bancorporation	852,452

	Total	125,341,402

Health Care (2.1%)
5,000	Abbott Laboratories	191,650
7,800	Acorda Therapeutics, Inc.[j]	227,760
16,850	Akorn, Inc.[j]	415,015
6,740	Align Technology, Inc.[j]	385,191
26,800	Allscripts Healthcare Solutions, Inc.[j]	414,328
3,900	AmerisourceBergen Corporation	274,209
70,680	Baxter International, Inc.	4,915,794
27,300	BioScrip, Inc.[j]	202,020
2,722	C.R. Bard, Inc.	364,585
2,400	Catamaran Corporation[j]	113,952
7,600	Centene Corporation[j]	448,020
3,200	Charles River Laboratories International, Inc.[j]	169,728
16,400	Community Health Systems, Inc.[j]	644,028
162,600	Covidien plc	11,073,060
10,300	DENTSPLY International, Inc.	499,344
15,680	ExamWorks Group, Inc.[j]	468,362

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (17.8%)	Value
Health Care (2.1%) - continued
124,700	Express Scripts Holding Company[j]	$8,758,928
137,600	Gilead Sciences, Inc.[j]	10,340,640
11,900	HCA Holdings, Inc.[j]	567,749
10,500	Healthways, Inc.[j]	161,175
5,600	Illumina, Inc.[g,j]	619,472
890	Magellan Health Services, Inc.[j]	53,320
11,600	McKesson Corporation	1,872,240
154,420	Merck & Company, Inc.	7,728,721
6,100	Molina Healthcare, Inc.[j]	211,975
9,650	Neurocrine Biosciences, Inc.[j]	90,131
13,813	NuVasive, Inc.[j]	446,574
7,200	PAREXEL International Corporation[j]	325,296
52,781	PDL BioPharma, Inc.[g]	445,472
11,500	PerkinElmer, Inc.	474,145
20,202	Perrigo Company plc	3,100,199
12,800	Questcor Pharmaceuticals, Inc.[g]	696,960
2,800	ResMed, Inc.[g]	131,824
82,170	Sanofi ADR	4,406,777
10,900	Thoratec Corporation[j]	398,940
8,700	United Therapeutics Corporation[j]	983,796
57,308	UnitedHealth Group, Inc.	4,315,292
6,200	Universal Health Services, Inc.	503,812
300	Veeva Systems, Inc.[j]	9,630
7,800	Waters Corporation[j]	780,000
9,118	Zimmer Holdings, Inc.	849,706

	Total	69,079,820

Industrials (1.9%)
9,000	3M Company	1,262,250
6,520	Actuant Corporation	238,893
3,910	Acuity Brands, Inc.	427,441
23,050	ADT Corporation	932,834
17,200	AGCO Corporation	1,018,068
4,967	Allegion plc[j]	219,492
9,200	AMETEK, Inc.	484,564
6,500	Apogee Enterprises, Inc.	233,415
4,700	Arkansas Best Corporation	158,296
9,900	Armstrong World Industries, Inc.[j]	570,339
15,100	Avis Budget Group, Inc.[j]	610,342
6,200	Babcock & Wilcox Company	211,978
48,300	Boeing Company	6,592,467
12,099	Briggs & Stratton Corporation	263,274
5,750	CLARCOR, Inc.	370,012
3,900	Colfax Corporation[j]	248,391
144,321	CSX Corporation	4,152,115
6,700	Cummins, Inc.	944,499
5,700	Deluxe Corporation	297,483
13,140	DigitalGlobe, Inc.[j]	540,711
10,600	Dover Corporation	1,023,324
15,240	EMCOR Group, Inc.	646,786
3,400	EnerSys, Inc.	238,306
2,000	Esterline Technologies Corporation[j]	203,920
19,000	Exelis, Inc.	362,140
5,400	Flowserve Corporation	425,682
15,000	Fluor Corporation	1,204,350
12,800	Foster Wheeler AGj	422,656
5,190	GATX Corporation	270,762
15,350	HNI Corporation	596,040
89,061	Honeywell International, Inc.	8,137,504
3,500	Huntington Ingalls Industries, Inc.	315,035
2,200	IHS, Inc.[j]	263,340
61,700	Ingersoll-Rand plc	3,800,720
127,550	Jacobs Engineering Group, Inc.[j]	8,034,374
16,260	Korn/Ferry International[j]	424,711
8,370	Landstar System, Inc.	480,857
1,700	Lindsay Manufacturing Company[g]	140,675
3,700	Lockheed Martin Corporation	550,042
14,204	Manitowoc Company, Inc.	331,237
22,500	Manpower, Inc.	1,931,850
5,300	Matson, Inc.	138,383
10,800	MRC Global, Inc.[j]	348,408
13,000	Mueller Water Products, Inc.	121,810
5,600	Old Dominion Freight Line, Inc.[j]	296,912
27,817	Oshkosh Corporation	1,401,420
3,602	Parker Hannifin Corporation	463,361
32,140	Pentair, Ltd.	2,496,314
10,700	Quanta Services, Inc.[j]	337,692
20,300	Republic Airways Holdings, Inc.[j]	217,007
12,730	Ritchie Brothers Auctioneers, Inc.[g]	291,899
1,200	Rockwell Automation, Inc.	141,792
39,950	Southwest Airlines Company	752,658
12,300	Spirit Airlines, Inc.[j]	558,543
4,450	Tennant Company	301,755
11,000	Titan International, Inc.	197,780
31,000	Union Pacific Corporation	5,208,000
4,611	United Stationers, Inc.	211,599
2,700	United Technologies Corporation	307,260
15,700	Wabash National Corporation[j]	193,895
5,700	WESCO International, Inc.[j]	519,099

	Total	64,086,762

Information Technology (3.1%)
25,700	Accenture plc	2,113,054
31,600	Activision Blizzard, Inc.	563,428
4,200	Alliance Data Systems Corporation[g,j]	1,104,306
11,800	Amdocs, Ltd.	486,632
1,700	Anixter International, Inc.	152,728
21,912	Apple, Inc.	12,295,042
32,505	Applied Materials, Inc.	575,013
13,800	Arris Group, Inc.[j]	336,237
3,000	Aspen Technology, Inc.[j]	125,400
74,920	Atmel Corporation[j]	586,624
8,350	Autodesk, Inc.[j]	420,256
10,200	AVG Technologies NVj	175,542
11,800	Avnet, Inc.	520,498
6,510	Broadridge Financial Solutions, Inc.	257,275
64,700	Brocade Communications Systems, Inc.[j]	573,889
304,010	Cisco Systems, Inc.	6,825,024
35,231	CoreLogic, Inc.[j]	1,251,757
8,187	DST Systems, Inc.	742,888
10,554	E2open, Inc.[g,j]	252,346
5,750	eBay, Inc.[j]	315,618
5,500	Ellie Mae, Inc.[j]	147,785
108,600	EMC Corporation	2,731,290
135,500	Facebook, Inc.[j]	7,406,430

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (17.8%)	Value
Information Technology (3.1%) - continued
17,200	Fairchild Semiconductor International, Inc.[j]	$229,620
2,600	FEI Company	232,336
4,800	FLIR Systems, Inc.	144,480
5,600	Gartner, Inc.[j]	397,880
6,100	Genpact, Ltd.[j]	112,057
11,169	Google, Inc.[j]	12,517,210
8,440	Guidewire Software, Inc.[j]	414,151
3,400	iGATE Corporation[j]	136,544
25,030	Informatica Corporation[j]	1,038,745
15,200	InterDigital, Inc.	448,248
4,700	International Business Machines Corporation	881,579
9,100	Ixia[j]	121,121
10,500	j2 Global, Inc.[g]	525,105
14,357	Juniper Networks, Inc.[j]	324,037
2,200	Leidos Holdings, Inc.	102,278
6,613	Lexmark International, Inc.[g]	234,894
32,480	Microsoft Corporation	1,215,726
20,400	Monster Worldwide, Inc.[j]	145,452
131,937	NetApp, Inc.	5,427,888
7,300	NeuStar, Inc.[j]	363,978
40,756	NVIDIA Corporation	652,911
55,100	Oracle Corporation	2,108,126
7,917	Plantronics, Inc.	367,745
29,800	Polycom, Inc.[j]	334,654
72,627	QUALCOMM, Inc.	5,392,555
60,350	Salesforce.com, Inc.[j]	3,330,717
6,466	Sapient Corporation[j]	112,250
12,000	SunPower Corporation[g,j]	357,720
208,430	Symantec Corporation	4,914,779
20,300	Take-Two Interactive Software, Inc.[j]	352,611
52,000	Teradata Corporation[j]	2,365,480
41,445	Teradyne, Inc.[j]	730,261
124,280	Texas Instruments, Inc.	5,457,135
14,300	Trimble Navigation, Ltd.[j]	496,210
34,040	TriQuint Semiconductor, Inc.[j]	283,894
50	Twitter, Inc.[j]	3,183
7,000	Ubiquiti Networks, Inc.[g,j]	321,720
11,069	Virtusa Corporation[j]	421,618
24,970	Vishay Intertechnology, Inc.[j]	331,102
60,900	VMware, Inc.[j]	5,463,339
82,700	Xerox Corporation	1,006,459
61,628	Xilinx, Inc.	2,829,958
6,000	Xoom Corporation[j]	164,220

	Total	102,771,038

Materials (0.5%)
2,800	AEP Industries, Inc.[j]	147,924
56,519	Allied Nevada Gold Corporation[g,j]	200,642
33,600	Celanese Corporation	1,858,416
3,000	CF Industries Holdings, Inc.	699,120
17,100	Cliffs Natural Resources, Inc.[g]	448,191
19,700	Coeur Mining, Inc.[j]	213,745
50,410	Dow Chemical Company	2,238,204
4,920	Eagle Materials, Inc.	380,956
5,600	Eastman Chemical Company	451,920
12,680	H.B. Fuller Company	659,867
2,825	Innophos Holdings, Inc.	137,295
40,700	Louisiana-Pacific Corporation[j]	753,357
11,540	Materials Select Sector SPDR Fund	533,379
15,500	Mosaic Company	732,685
37,720	Nucor Corporation	2,013,494
10,250	Owens-Illinois, Inc.[j]	366,745
8,200	Packaging Corporation of America	518,896
5,000	PPG Industries, Inc.	948,300
2,100	Schweitzer-Mauduit International, Inc.	108,087
6,000	Sigma-Aldrich Corporation	564,060
8,154	Silgan Holdings, Inc.	391,555
26,728	Southern Copper Corporation	767,361
24,230	Steel Dynamics, Inc.	473,454
10,000	Stillwater Mining Company[j]	123,400
59,950	Teck Resources, Ltd.	1,559,299
1,600	Valspar Corporation	114,064
15,800	Walter Energy, Inc.[g]	262,754
4,400	Worthington Industries, Inc.	185,152

	Total	17,852,322

Telecommunications Services (0.2%)
42,700	AT&T, Inc.	1,501,332
4,245	Cogent Communications Group, Inc.	171,540
74,689	Verizon Communications, Inc.	3,670,218

	Total	5,343,090

Utilities (0.3%)
5,800	Calpine Corporation[j]	113,158
12,700	CMS Energy Corporation	339,979
117,740	NiSource, Inc.	3,871,291
7,640	NorthWestern Corporation	330,965
109,550	PG&E Corporation	4,412,674
14,620	PNM Resources, Inc.	352,635
8,650	Public Service Enterprise Group, Inc.	277,146
15,400	Southern Company	633,094
7,531	Southwest Gas Corporation	421,058
25,100	Wisconsin Energy Corporation	1,037,634

	Total	11,789,634

	Total Common Stock (cost $492,912,122)	598,074,612

	Collateral Held for Securities Loaned (1.6%)
53,397,848	Thrivent Cash Management Trust	53,397,848

	Total Collateral Held for Securities Loaned (cost $53,397,848)	53,397,848

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares or Principal Amount	Short-Term Investments (16.3%)[k]	Value
	Federal Home Loan Bank Discount Notes
12,000,000	0.045%, 1/3/2014	$11,999,970
33,000,000	0.043%, 1/8/2014	32,999,727
35,000,000	0.020%, 1/10/2014	34,999,825
8,707,000	0.060%, 1/14/2014	8,706,811
88,100,000	0.031%, 1/15/2014[l]	88,098,940
27,000,000	0.063%, 1/22/2014[l]	26,999,006
55,200,000	0.052%, 1/24/2014	55,198,171
34,000,000	0.060%, 1/29/2014	33,998,413
15,000,000	0.060%, 1/31/2014	14,999,250
10,000,000	0.065%, 2/3/2014	9,999,404
15,000,000	0.077%, 2/5/2014	14,998,882
46,000,000	0.065%, 2/7/2014	45,996,927
10,000,000	0.050%, 2/12/2014	9,999,417
65,000,000	0.067%, 2/21/2014	64,993,837
25,000,000	0.068%, 2/28/2014	24,997,261
12,000,000	0.085%, 3/12/2014[l]	11,998,017
15,000,000	0.107%, 3/19/2014	14,996,567
12,000,000	0.096%, 3/26/2014	11,997,317
1,600,000	0.100%, 4/23/2014[l]	1,599,502
16,000,000	0.120%, 5/28/2014[l]	15,992,160
	Federal National Mortgage Association Discount Notes
10,000,000	0.030%, 1/29/2014	9,999,767
	U.S. Treasury Bills
1,000,000	0.070%, 4/24/2014	999,780

	Total Short-Term Investments (at amortized cost)	546,568,951

	Total Investments (cost $3,526,178,746) 111.7%	$3,744,447,341

	Other Assets and Liabilities, Net (11.7%)	(391,468,472)

	Total Net Assets 100.0%	$3,352,978,869

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2013, the value of these investments was $119,682,303 or 3.6% of total net assets.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2013.
f	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Moderately Conservative Allocation Portfolio owned as of December 31, 2013.

Security	Acquisition Date	Cost
CoBank ACB, 6/15/2022	10/18/2013	$364,688
Edlinc Student Loan Funding Trust, 10/1/2025	2/28/2013	$1,420,028
FNA Trust, 1/10/2018	4/29/2013	$1,355,921

g	All or a portion of the security is on loan.
h	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	At December 31, 2013, $19,141,511 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
ETF	-	Exchange Traded Fund.
G.O.	-	General Obligation
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	-	Revenue
Ser.	-	Series
TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$239,342,301
Gross unrealized depreciation	(22,734,899)

Net unrealized appreciation (depreciation)	$216,607,402

Cost for federal income tax purposes	$3,527,839,939

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Moderately Conservative Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	8,024,063	—	8,024,063	—
Capital Goods	6,142,296	—	6,142,296	—
Communications Services	50,885,633	—	50,885,633	—
Consumer Cyclical	30,294,855	—	30,294,855	—
Consumer Non-Cyclical	22,023,755	—	22,023,755	—
Energy	11,014,489	—	11,014,489	—
Financials	8,374,317	—	8,374,317	—
Technology	8,109,894	—	8,109,894	—
Transportation	5,512,477	—	5,512,477	—
Utilities	4,997,157	—	4,997,157	—
Mutual Funds
Equity Mutual Funds	465,986,008	465,986,008	—	—
Fixed Income Mutual Funds	763,384,297	763,384,297	—	—
Long-Term Fixed Income
Asset-Backed Securities	61,688,940	—	58,949,525	2,739,415
Basic Materials	15,634,347	—	15,634,347	—
Capital Goods	9,555,251	—	9,555,251	—
Collateralized Mortgage Obligations	36,554,262	—	36,554,262	—
Commercial Mortgage-Backed Securities	45,765,935	—	45,765,935	—
Communications Services	33,828,324	—	33,828,324	—
Consumer Cyclical	27,908,515	—	27,908,515	—
Consumer Non-Cyclical	41,439,563	—	41,439,563	—
Energy	24,951,035	—	24,951,035	—
Financials	119,372,094	—	119,010,175	361,919
Foreign Government	10,809,517	—	10,809,517	—
Mortgage-Backed Securities	375,468,763	—	375,468,763	—
Technology	11,420,797	—	11,420,797	—
Transportation	9,957,514	—	9,957,514	—
U.S. Government and Agencies	218,789,237	—	218,789,237	—
U.S. Municipals	93,323,240	—	93,323,240	—
Utilities	25,189,355	—	25,189,355	—
Common Stock
Consumer Discretionary	88,185,321	88,185,321	—	—
Consumer Staples	34,469,488	31,713,782	2,755,706	—
Energy	79,155,735	79,155,735	—	—
Financials	125,341,402	125,341,402	—	—
Health Care	69,079,820	69,079,820	—	—
Industrials	64,086,762	64,086,762	—	—
Information Technology	102,771,038	102,771,038	—	—
Materials	17,852,322	17,852,322	—	—
Telecommunications Services	5,343,090	5,343,090	—	—
Utilities	11,789,634	11,789,634	—	—
Collateral Held for Securities Loaned	53,397,848	53,397,848	—	—
Short-Term Investments	546,568,951	—	546,568,951	—

Total	$3,744,447,341	$1,878,087,059	$1,863,258,948	$3,101,334

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	11,584,964	5,259,168	6,325,796	—

Total Asset Derivatives	$11,584,964	$5,259,168	$6,325,796	$—

Liability Derivatives
Futures Contracts	3,446,153	3,446,153	—	—

Total Liability Derivatives	$3,446,153	$3,446,153	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(250)	March 2014	($55,050,020)	($54,953,125)	$96,895
5-Yr. U.S. Treasury Bond Futures	(830)	March 2014	(99,592,339)	(99,029,375)	562,964
10-Yr. U.S. Treasury Bond Futures	(155)	March 2014	(19,435,075)	(19,072,267)	362,808
30-Yr. U.S. Treasury Bond Futures	1,060	March 2014	138,071,205	136,011,250	(2,059,955)
Eurex EURO STOXX 50 Futures	3,058	March 2014	124,635,189	130,960,985	6,325,796
Mini MSCI EAFE Index Futures	791	March 2014	71,947,592	75,848,990	3,901,398
Russell 2000 Index Mini-Futures	53	March 2014	5,820,317	6,155,420	335,103
S&P 400 Index Mini-Futures	(168)	March 2014	(21,923,580)	(22,501,920)	(578,340)
S&P 500 Index Futures	(73)	March 2014	(32,792,217)	(33,600,075)	(807,858)
Total Futures Contracts					$8,138,811

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,022,667
Total Interest Rate Contracts		1,022,667
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	10,562,297
Total Equity Contracts		10,562,297

Total Asset Derivatives		$11,584,964

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,059,955
Total Interest Rate Contracts		2,059,955
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,386,198
Total Equity Contracts		1,386,198

Total Liability Derivatives		$3,446,153

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	200,060
Futures	Net realized gains/(losses) on Futures contracts	59,221,328
Total Equity Contracts		59,421,388
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(113,220)
Total Foreign Exchange Contracts		(113,220)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(12,132,755)
Total Interest Rate Contracts		(12,132,755)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(3,543,721)
Total Credit Contracts		(3,543,721)

Total		$43,631,692

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,219,439
Total Interest Rate Contracts		1,219,439
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	12,416,168
Total Equity Contracts		12,416,168
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(551,956)
Total Credit Contracts		(551,956)

Total		$13,083,651

The following table presents Moderately Conservative Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$364,806,438	11.5%	N/A	N/A	N/A	N/A	8
Interest Rate
Contracts	194,011,525	6.1	N/A	N/A	N/A	N/A	N/A
Foreign Exchange
Contracts	N/A	N/A	$13,359	<0.1%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	N/A	N/A	$27,124,597	0.9%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Growth and Income Plus^	$11,582,316	$270,626	$13,342,544	—	$—	$270,626
Partner Small Cap Value	26,974,565	749,168	—	1,304,921	36,890,762	594,323
Small Cap Stock	21,187,884	89,161	—	1,620,681	28,794,314	89,161
Partner Mid Cap Value	31,563,374	1,954,337	—	2,270,717	41,896,321	363,706
Mid Cap Stock	38,403,888	166,588	—	2,945,977	52,035,964	166,588
Partner Worldwide Allocation	136,548,668	38,612	—	15,847,969	158,823,593	38,612
Large Cap Value	91,192,528	1,597,221	—	7,713,749	120,211,070	1,597,221
Large Cap Stock	25,408,870	337,139	5,000,000	2,314,615	27,333,984	337,139
High Yield	94,848,428	6,110,491	2,951,943	19,406,171	98,379,586	6,110,690
Income	290,807,453	10,635,142	41,375,052	24,101,727	249,327,543	10,066,165
Limited Maturity Bond	470,691,974	6,727,430	57,102,046	42,333,099	415,677,168	6,720,459
Cash Management Trust- Collateral Investment	24,371,265	263,911,560	234,884,977	53,397,848	53,397,848	235,258
Cash Management Trust- Short Term Investment	565,122,509	681,070,821	1,246,193,330	—	—	301,781
Total Value and Income Earned	1,828,703,722				1,282,768,153	26,891,729

^	On August 6, 2013, the Thrivent Asset Allocation Portfolios, as the shareholders of the Thrivent Growth and Income Plus Portfolio, redeemed their shares in-kind. The Growth and Income Plus Portfolio distributed fund securities rather than cash as payment for the redemption of these fund shares. These in-kind transactions were conducted at market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (8.8%)[a]	Value
Basic Materials (0.3%)
	Fortescue Metals Group, Ltd., Term Loan
$107,459	4.250%, 6/30/2019	$108,769
	Ineos Group Holdings, Ltd., Term Loan
107,454	4.000%, 5/4/2018	107,723

	Total	216,492

Capital Goods (0.6%)
	ADS Waste Holdings, Term Loan
107,457	4.250%, 10/9/2019	107,935
	Berry Plastics Group, Inc., Term Loan
53,730	3.500%, 2/8/2020	53,505
	Rexnord, LLC, Term Loan
107,730	4.000%, 8/21/2020	107,954
	Silver II Borrower, Term Loan
105,837	4.000%, 12/13/2019	105,947

	Total	375,341

Communications Services (2.9%)
	Charter Communications Operating, LLC, Term Loan
53,730	3.000%, 12/31/2020	53,260
	Cincinnati Bell, Inc., Term Loan
107,730	4.000%, 9/10/2020	107,865
	Clear Channel Communications, Inc., Term Loan
108,000	6.919%, 1/30/2019	103,005
	Cricket Communications, Inc., Term Loan
80,595	4.750%, 3/8/2020	80,863
	Cumulus Media Holdings, Inc., Term Loan
51,902	0.000%, 12/23/2020[b,c]	52,162
	Fairpoint Communications, Term Loan
107,459	7.500%, 2/14/2019	110,924
	Grande Communications Networks, LLC, Term Loan
107,460	4.500%, 5/29/2020	107,237
	Integra Telecom Holdings, Inc., Term Loan
107,459	5.250%, 2/22/2019	108,757
	Level 3 Communications, Inc., Term Loan
54,000	4.000%, 8/1/2019	54,247
	LTS Buyer, LLC, Term Loan
80,595	4.500%, 4/13/2020	80,872
	McGraw-Hill Global Education Holdings, LLC, Term Loan
96,631	9.000%, 3/22/2019	98,282
	NEP Broadcasting, LLC, Term Loan
107,457	4.750%, 1/22/2020	107,753
	NTelos, Inc., Term Loan
107,456	5.750%, 11/9/2019	107,635
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
122,587	5.500%, 7/31/2018	122,638
	RCN Corporation, Term Loan
107,459	4.500%, 3/1/2020	108,226
	TNS, Inc., Term Loan
52,457	5.000%, 2/14/2020	52,703
	Univision Communications, Inc., Term Loan
107,459	4.500%, 2/28/2020	107,929
	Virgin Media Investment Holdings, Ltd., Term Loan
81,000	3.500%, 6/8/2020	81,122
	Visant Corporation, Term Loan
67,500	5.250%, 12/22/2016	66,432
	WideOpenWest Finance, LLC, Term Loan
94,026	4.750%, 4/1/2019	94,402
	Zayo Group, LLC, Term Loan
94,023	4.000%, 7/2/2019	94,045

	Total	1,900,359

Consumer Cyclical (1.7%)
	Bally Technologies, Inc., Term Loan
85,286	4.250%, 11/25/2020	85,846
	Burlington Coat Factory Warehouse Corporation, Term Loan
80,797	4.250%, 2/23/2017	81,504
	Cenveo Corporation, Term Loan
42,157	6.250%, 2/13/2017	42,333
	Ceridian Corporation, Term Loan
108,000	4.415%, 5/9/2017	108,304
	Golden Nugget, Inc., Delayed Draw
19,200	0.500%, 11/21/2019	19,464
	Golden Nugget, Inc., Term Loan
44,800	5.500%, 11/21/2019	45,416
	J.C. Penney Corporation, Inc., Term Loan
107,460	6.000%, 5/22/2018	104,988
	Las Vegas Sands, LLC, Term Loan
80,000	0.000%, 12/17/2020[b,c]	79,892
	Marina District Finance Company, Inc., Term Loan
90,000	0.000%, 8/15/2018[b,c]	90,282
	MGM Resorts International, Term Loan
40,296	3.500%, 12/20/2019	40,372
	Mohegan Tribal Gaming Authority, Term Loan
96,000	5.500%, 11/19/2019	97,381
	ROC Finance, LLC, Term Loan
107,730	5.000%, 6/20/2019	102,983
	Scientific Games International, Inc., Term Loan
108,000	4.250%, 10/18/2020	108,027
	Toys R Us, Inc., Term Loan
107,433	5.250%, 5/25/2018	90,445

	Total	1,097,237

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (8.8%)[a]	Value
Consumer Non-Cyclical (1.2%)
	Albertsons, Inc., Term Loan
$157,729	3.244%, 3/21/2019[b,c]	$158,452
	Biomet, Inc., Term Loan
99,500	3.670%, 7/25/2017	100,060
	CHS/Community Health Systems, Inc., Term Loan
54,000	3.737%, 1/25/2017	54,396
	Del Monte Corporation, Term Loan
54,000	4.000%, 3/8/2018	54,125
	DJO Finance, LLC, Term Loan
53,729	4.750%, 9/15/2017	54,233
	JBS USA, LLC, Term Loan
80,593	3.750%, 5/25/2018	80,593
	McJunkin Red Man Corporation, Term Loan
104,737	5.000%, 11/8/2019	106,047
	Roundy’s Supermarkets, Inc., Term Loan
83,747	5.750%, 2/13/2019	83,655
	Supervalu, Inc., Term Loan
107,181	5.000%, 3/21/2019	108,102

	Total	799,663

Energy (0.4%)
	Arch Coal, Inc., Term Loan
157,329	6.250%, 5/16/2018	155,002
	Pacific Drilling SA, Term Loan
80,595	4.500%, 6/3/2018	81,452

	Total	236,454

Financials (0.4%)
	Harland Clarke Holdings Corporation, Term Loan
106,650	7.000%, 5/22/2018	107,297
	Intelsat Jackson Holdings SA, Term Loan
52,173	3.750%, 6/30/2019	52,524
	Interactive Data Corporation, Term Loan
40,309	3.750%, 2/11/2018	40,300
	WaveDivision Holdings, LLC, Term Loan
67,161	4.000%, 10/12/2019	67,413

	Total	267,534

Technology (0.7%)
	BMC Software, Inc., Term Loan
108,000	5.000%, 9/10/2020	108,507
	First Data Corporation Extended, Term Loan
108,000	4.166%, 3/23/2018	108,075
	Freescale Semiconductor, Inc., Term Loan
107,459	5.000%, 3/1/2020	108,475
	Infor US, Inc., Term Loan
50,000	0.000%, 6/3/2020[b,c]	49,885
53,864	3.750%, 6/3/2020	53,729

	Total	428,671

Transportation (0.3%)
	American Airlines, Inc., Term Loan
107,460	3.750%, 6/27/2019	107,997
	U.S. Airways, Inc., Term Loan
108,000	4.000%, 5/23/2019	108,621

	Total	216,618

Utilities (0.3%)
	Calpine Corporation, Term Loan
40,293	4.000%, 4/1/2018	40,525
70,000	4.000%, 10/31/2020	70,375
	Intergen NV, Term Loan
107,460	5.500%, 6/15/2020	108,266

	Total	219,166

	Total Bank Loans (cost $5,750,281)	5,757,535

Shares	Common Stock (70.5%)
Consumer Discretionary (7.9%)
2,300	Aaron’s, Inc.	67,620
3,600	Abercrombie & Fitch Company	118,476
8,400	Best Buy Company, Inc.	334,992
3,900	Cablevision Systems Corporation	69,927
2,700	CEC Entertainment, Inc.	119,556
14,203	Comcast Corporation	738,059
5,200	Dana Holding Corporation	102,024
5,400	Federal-Mogul Corporation[d]	106,272
33,400	Ford Motor Company	515,362
6,042	Home Depot, Inc.	497,498
9,200	Lowe’s Companies, Inc.	455,860
2,300	Madison Square Garden Company[d]	132,434
1,100	McDonald’s Corporation	106,733
4,400	National CineMedia, Inc.	87,824
7,100	Regis Corporation	103,021
27,700	Staples, Inc.	440,153
6,500	Starwood Hotels & Resorts Worldwide, Inc.	516,425
3,394	Target Corporation	214,739
4,544	Thomson Reuters Corporation	171,854
1,400	Viacom, Inc.	122,276
400	Whirlpool Corporation	62,744
1,300	Wyndham Worldwide Corporation	95,797

	Total	5,179,646

Consumer Staples (6.2%)
11,800	Altria Group, Inc.	453,002
11,291	Coca-Cola Company	466,431
9,625	CVS Caremark Corporation	688,861
7,200	Dr Pepper Snapple Group, Inc.	350,784
4,662	General Mills, Inc.	232,681
5,710	PepsiCo, Inc.	473,588
3,500	Prestige Brands Holdings, Inc.[d]	125,300
5,242	Procter & Gamble Company	426,751
2,773	Reynolds American, Inc.	138,622
8,738	Wal-Mart Stores, Inc.	687,593

	Total	4,043,613

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (70.5%)	Value
Energy (8.7%)
4,800	Anadarko Petroleum Corporation	$380,736
11,000	Cabot Oil & Gas Corporation	426,360
9,361	Chevron Corporation	1,169,283
10,909	ConocoPhillips	770,721
14,002	Exxon Mobil Corporation	1,417,002
16,100	Kinder Morgan, Inc.	579,600
5,200	Oceaneering International, Inc.	410,176
12,000	RPC, Inc.	214,200
3,700	Targa Resources Corporation	326,229

	Total	5,694,307

Financials (16.3%)
6,891	ACE, Ltd.	713,425
2,592	Aflac, Inc.	173,146
2,400	American Financial Group, Inc.	138,528
3,000	Ameriprise Financial, Inc.	345,150
25,600	Anworth Mortgage Asset Corporation	107,776
14,300	Ashford Hospitality Trust, Inc.	118,404
1,800	Berkshire Hathaway, Inc.[d]	213,408
3,400	Cash America International, Inc.	130,220
2,888	Coresite Realty Corporation	92,965
3,700	Digital Realty Trust, Inc.	181,744
8,700	Discover Financial Services	486,765
900	Erie Indemnity Company	65,808
5,600	Excel Trust, Inc.	63,784
11,000	F.N.B. Corporation	138,820
14,400	Fifth Third Bancorp	302,832
12,800	First Financial Bancorp	223,104
17,300	First Niagara Financial Group, Inc.	183,726
8,400	Hancock Holding Company	308,112
9,800	Hatteras Financial Corporation	160,132
4,300	Horace Mann Educators Corporation	135,622
14,200	Huntington Bancshares, Inc.	137,030
4,150	iShares J.P. Morgan USD Emerging Markets Bond ETF	448,864
13,473	iShares S&P U.S. Preferred Stock Index Fund	496,211
6,900	KeyCorp	92,598
9,600	Lazard, Ltd.	435,072
11,800	Maiden Holdings, Ltd.	128,974
602	MasterCard, Inc.	502,947
3,100	National Bank Holdings Corporation	66,340
4,063	PartnerRe, Ltd.	428,362
18,944	PowerShares Preferred Portfolio	254,607
5,600	Prudential Financial, Inc.	516,432
6,700	Regions Financial Corporation	66,263
5,673	Travelers Companies, Inc.	513,633
7,312	U.S. Bancorp	295,405
7,800	Vanguard Dividend Appreciation Index Fund ETF	586,872
2,800	W.R. Berkley Corporation	121,492
28,366	Wells Fargo & Company	1,287,816

	Total	10,662,389

Health Care (8.2%)
15,790	Abbott Laboratories	605,231
2,106	AmerisourceBergen Corporation	148,073
2,002	Amgen, Inc.	228,548
1,600	Computer Programs and Systems, Inc.	98,896
2,000	DaVita HealthCare Partners, Inc.[d]	126,740
2,258	Eli Lilly and Company	115,158
1,800	Forest Laboratories, Inc.[d]	108,054
1,900	HCA Holdings, Inc.[d]	90,649
1,600	Henry Schein, Inc.[d]	182,816
5,002	Johnson & Johnson	458,133
1,800	Mallinckrodt, LLC[d]	94,068
1,300	McKesson Corporation	209,820
14,504	Medtronic, Inc.	832,384
18,016	PDL BioPharma, Inc.	152,055
37,201	Pfizer, Inc.	1,139,467
3,300	Quintiles Transnational Holdings, Inc.[d]	152,922
2,100	St. Jude Medical, Inc.	130,095
5,400	WellPoint, Inc.	498,906

	Total	5,372,015

Industrials (8.8%)
2,766	3M Company	387,931
4,100	ADT Corporation	165,927
3,800	Altra Industrial Motion Corporation	130,036
6,000	Brink’s Company	204,840
2,100	C.H. Robinson Worldwide, Inc.	122,514
2,300	Donaldson Company, Inc.	99,958
3,700	Ennis, Inc.	65,490
23,613	Exelis, Inc.	450,064
4,300	Landstar System, Inc.	247,035
3,398	Lockheed Martin Corporation	505,147
8,799	Northrop Grumman Corporation	1,008,453
7,976	Raytheon Company	723,423
14,023	Republic Services, Inc.	465,564
3,400	Roper Industries, Inc.	471,512
9,200	Southwest Airlines Company	173,328
4,500	Waste Connections, Inc.	196,335
6,700	Woodward, Inc.	305,587

	Total	5,723,144

Information Technology (8.2%)
1,300	Accenture plc	106,886
9,000	Agilent Technologies, Inc.	514,710
6,500	Altera Corporation	211,445
600	Apple, Inc.	336,666
6,500	Booz Allen Hamilton Holding Corporation	124,475
35,010	Cisco Systems, Inc.	785,975
25,200	Intel Corporation	654,192
3,444	International Business Machines Corporation	645,991
7,025	Leidos Holdings, Inc.	326,592
4,600	Lexmark International, Inc.	163,392
8,300	ManTech International Corporation	248,419
10,100	Microchip Technology, Inc.	451,975
3,300	Motorola Solutions, Inc.	222,750
5,423	Oracle Corporation	207,484
6,700	Take-Two Interactive Software, Inc.[d]	116,379
8,200	Xerox Corporation	99,794

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (70.5%)	Value
Information Technology (8.2%) - continued
3,500	Yahoo!, Inc.[d]	$141,540

	Total	5,358,665

Materials (2.3%)
31,500	Alcoa, Inc.	334,845
1,125	CF Industries Holdings, Inc.	262,170
1,800	Innophos Holdings, Inc.	87,480
3,500	Sigma-Aldrich Corporation	329,035
16,800	Southern Copper Corporation	482,328

	Total	1,495,858

Telecommunications Services (1.7%)
21,809	AT&T, Inc.	766,804
7,258	Verizon Communications, Inc.	356,658

	Total	1,123,462

Utilities (2.2%)
5,788	CenterPoint Energy, Inc.	134,166
3,737	Empire District Electric Company	84,793
1,337	Laclede Group, Inc.	60,887
2,833	Otter Tail Corporation	82,922
2,854	PG&E Corporation	114,959
4,048	Pinnacle West Capital Corporation	214,220
10,809	Southern Company	444,358
1,900	WGL Holdings, Inc.	76,114
5,968	Wisconsin Energy Corporation	246,717

	Total	1,459,136

	Total Common Stock (cost $41,624,575)	46,112,235

Principal Amount	Long-Term Fixed Income (15.2%)
Asset-Backed Securities (0.1%)
	Countrywide Asset-Backed Certificates
71,725	5.530%, 4/25/2047	65,644

	Total	65,644

Basic Materials (0.4%)
	BHP Billiton Finance USA, Ltd.
20,000	2.050%, 9/30/2018	19,997
	Dow Chemical Company
10,000	8.550%, 5/15/2019	12,912
	FMG Resources Pty. Ltd.
26,748	6.875%, 2/1/2018[e]	28,152
	Freeport-McMoRan Copper & Gold, Inc.
12,000	2.375%, 3/15/2018	11,971
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
26,748	8.875%, 2/1/2018	27,784
	Ineos Finance plc
31,000	7.500%, 5/1/2020[e]	33,984
	Inmet Mining Corporation
26,748	8.750%, 6/1/2020[e]	29,022
	LyondellBasell Industries NV
10,000	5.000%, 4/15/2019	11,106
10,000	6.000%, 11/15/2021	11,501
	NOVA Chemicals Corporation
40,122	5.250%, 8/1/2023[e]	41,326
	Xstrata Finance Canada, Ltd.
16,000	2.050%, 10/23/2015[e]	16,204
25,000	2.700%, 10/25/2017[e]	25,284

	Total	269,243

Capital Goods (0.5%)
	BAE Systems plc
14,000	3.500%, 10/11/2016[e]	14,635
	Cemex Finance, LLC
26,748	9.375%, 10/12/2017[e]	30,158
	CNH Capital, LLC
26,748	3.625%, 4/15/2018	27,116
	Crown Americas Capital Corporation IV
30,000	4.500%, 1/15/2023	28,050
	Eaton Corporation
14,000	1.500%, 11/2/2017	13,725
	John Deere Capital Corporation
28,000	1.050%, 10/11/2016	28,081
	Nortek, Inc.
26,748	8.500%, 4/15/2021	29,623
	Reynolds Group Issuer, Inc.
26,748	9.875%, 8/15/2019	29,757
	Roper Industries, Inc.
18,000	1.850%, 11/15/2017	17,843
	Textron, Inc.
14,000	4.625%, 9/21/2016	15,092
	Trinseo Materials Operating SCA
30,000	8.750%, 2/1/2019[e]	30,975
	United Rentals North America, Inc.
33,000	7.375%, 5/15/2020	36,589

	Total	301,644

Collateralized Mortgage Obligations (2.5%)
	Banc of America Alternative Loan Trust
80,719	6.000%, 11/25/2035	66,557
	Citigroup Mortgage Loan Trust, Inc.
49,356	2.971%, 3/25/2037	35,799
	Countrywide Alternative Loan Trust
101,119	6.500%, 8/25/2036	68,878
	Credit Suisse First Boston Mortgage Securities Corporation
80,411	5.250%, 10/25/2035	78,061
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
88,890	5.500%, 11/25/2035	80,697
	HomeBanc Mortgage Trust
56,616	2.409%, 4/25/2037	39,371
	J.P. Morgan Alternative Loan Trust
114,272	6.500%, 3/25/2036	100,180

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.2%)	Value
Collateralized Mortgage Obligations (2.5%) - continued
	J.P. Morgan Mortgage Trust
$129,004	2.660%, 6/25/2035	$128,608
92,419	2.867%, 8/25/2035	91,831
106,922	2.530%, 1/25/2037	94,257
	MortgageIT Trust
90,467	0.425%, 12/25/2035[f]	82,877
	New York Mortgage Trust 2006-1
105,512	2.755%, 5/25/2036	92,092
	Residential Accredit Loans, Inc.
100,459	5.750%, 9/25/2035	88,488
	RFMSI Trust
123,117	6.000%, 7/25/2037	109,663
	Structured Adjustable Rate Mortgage Loan Trust
108,220	2.715%, 9/25/2035	91,670
	Structured Asset Mortgage Investments, Inc.
149,303	0.475%, 12/25/2035[f]	110,577
	Wells Fargo Mortgage Backed Securities Trust
98,591	2.628%, 3/25/2036	98,397
78,226	2.632%, 7/25/2036	72,494
90,475	6.000%, 7/25/2037	85,596

	Total	1,616,093

Communications Services (1.2%)
	AMC Networks, Inc.
26,748	7.750%, 7/15/2021	30,092
	America Movil SAB de CV
10,000	5.000%, 10/16/2019	10,925
	American Tower Corporation
16,000	7.000%, 10/15/2017	18,441
	AT&T, Inc.
33,000	2.400%, 8/15/2016	33,935
	British Telecommunications plc
14,000	1.625%, 6/28/2016	14,123
	CBS Corporation
15,000	8.875%, 5/15/2019	19,178
	CC Holdings GS V, LLC
21,000	2.381%, 12/15/2017	20,800
	CCO Holdings, LLC
26,748	7.000%, 1/15/2019	28,186
	CenturyLink, Inc.
26,748	5.625%, 4/1/2020	27,216
	Cequel Communications Escrow 1, LLC
30,000	6.375%, 9/15/2020[e]	30,750
	Digicel, Ltd.
26,748	6.000%, 4/15/2021[e]	25,812
	DIRECTV Holdings, LLC
18,000	3.500%, 3/1/2016	18,894
10,000	5.875%, 10/1/2019	11,328
	Hughes Satellite Systems Corporation
33,000	6.500%, 6/15/2019	35,723
	Intelsat Jackson Holdings SA
26,748	7.250%, 10/15/2020	29,256
	Level 3 Financing, Inc.
33,000	8.625%, 7/15/2020	36,960
	NBC Universal Enterprise, Inc.
15,000	1.662%, 4/15/2018[e]	14,650
	News America, Inc.
10,000	4.500%, 2/15/2021	10,719
	SBA Tower Trust
32,000	5.101%, 4/17/2017[e]	34,494
	Sprint Communications, Inc.
26,748	9.000%, 11/15/2018[e]	32,231
	Telefonica Emisiones SAU
20,000	3.992%, 2/16/2016	21,008
21,000	3.192%, 4/27/2018	21,387
	T-Mobile USA, Inc.
40,000	6.633%, 4/28/2021	42,100
	Univision Communications, Inc.
40,000	7.875%, 11/1/2020[e]	43,950
	UPCB Finance V, Ltd.
40,000	7.250%, 11/15/2021[e]	43,400
	Verizon Communications, Inc.
36,000	2.500%, 9/15/2016	37,225
14,000	1.993%, 9/14/2018[f]	14,721
27,000	3.650%, 9/14/2018	28,581
	WideOpenWest Finance, LLC
40,000	10.250%, 7/15/2019	44,400
	Wind Acquisition Finance SA
26,748	11.750%, 7/15/2017[e]	28,453

	Total	808,938

Consumer Cyclical (0.7%)
	Amazon.com, Inc.
22,000	1.200%, 11/29/2017	21,540
	Chrysler Group, LLC
26,748	8.250%, 6/15/2021	30,426
	Cinemark USA, Inc.
31,000	4.875%, 6/1/2023	29,140
	Ford Motor Credit Company, LLC
35,000	3.984%, 6/15/2016	37,219
20,000	3.000%, 6/12/2017	20,786
16,000	5.000%, 5/15/2018	17,823
	General Motors Company
20,000	3.500%, 10/2/2018[e]	20,450
	General Motors Financial Company, Inc.
26,748	3.250%, 5/15/2018[e]	26,748
	GLP Capital, LP
35,000	4.875%, 11/1/2020[e]	35,000
	Home Depot, Inc.
10,000	3.950%, 9/15/2020	10,669
	Jaguar Land Rover Automotive plc
33,000	5.625%, 2/1/2023[e]	33,000
	L Brands, Inc.
33,000	6.625%, 4/1/2021	36,218
	Macy’s Retail Holdings, Inc.
28,000	7.450%, 7/15/2017	32,746
	Royal Caribbean Cruises, Ltd.
26,748	5.250%, 11/15/2022	26,748
	Toll Brothers Finance Corporation
20,000	4.000%, 12/31/2018	20,350
	Toyota Motor Credit Corporation
16,000	2.000%, 10/24/2018	15,995

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.2%)	Value
Consumer Cyclical (0.7%) - continued
	West Corporation
$26,748	8.625%, 10/1/2018	$29,088
	Wynn Las Vegas, LLC
33,000	5.375%, 3/15/2022	33,330

	Total	477,276

Consumer Non-Cyclical (1.3%)
	AbbVie, Inc.
32,000	1.750%, 11/6/2017	31,945
	Altria Group, Inc.
18,000	9.700%, 11/10/2018	23,659
	Anheuser-Busch InBev Worldwide, Inc.
20,000	7.750%, 1/15/2019	24,973
	Beam, Inc.
10,000	5.375%, 1/15/2016	10,823
	Biomet, Inc.
26,748	6.500%, 8/1/2020	28,085
	Boston Scientific Corporation
18,000	2.650%, 10/1/2018	18,122
	Celgene Corporation
20,000	1.900%, 8/15/2017	19,905
	CHS/Community Health Systems, Inc.
33,000	7.125%, 7/15/2020	34,238
	ConAgra Foods, Inc.
25,000	2.100%, 3/15/2018	24,725
	CVS Caremark Corporation
10,000	2.250%, 12/5/2018	9,997
	Emergency Medical Services Corporation
17,748	8.125%, 6/1/2019	19,234
	Endo Health Solutions, Inc.
26,748	7.250%, 1/15/2022	28,620
	Express Scripts Holding Company
18,000	3.125%, 5/15/2016	18,787
20,000	2.650%, 2/15/2017	20,613
	Fresenius Medical Care US Finance, Inc.
26,748	5.750%, 2/15/2021[e]	28,353
	Gilead Sciences, Inc.
18,000	3.050%, 12/1/2016	19,006
	Hawk Acquisition Sub, Inc.
33,000	4.250%, 10/15/2020[e]	31,928
	HCA, Inc.
26,748	4.750%, 5/1/2023	25,143
	Health Management Associates, Inc.
26,748	7.375%, 1/15/2020	29,924
	Heineken NV
8,000	1.400%, 10/1/2017[e]	7,849
	IMS Health, Inc.
30,000	6.000%, 11/1/2020[e]	31,875
	JBS Finance II, Ltd.
26,748	8.250%, 1/29/2018[g]	28,085
	Kroger Company
20,000	1.200%, 10/17/2016	20,009
	Lorillard Tobacco Company
25,000	8.125%, 6/23/2019	30,454
	Mylan, Inc.
20,000	1.350%, 11/29/2016	19,963
	Pernod Ricard SA
10,000	2.950%, 1/15/2017[e]	10,327
10,000	5.750%, 4/7/2021[e]	11,023
	Perrigo Company, Ltd.
20,000	1.300%, 11/8/2016[e]	19,931
10,000	2.300%, 11/8/2018[e]	9,870
	Revlon Consumer Products Corporation
26,748	5.750%, 2/15/2021	26,380
	SABMiller plc
20,000	6.500%, 7/15/2018[e]	23,610
	Safeway, Inc.
28,000	3.400%, 12/1/2016	29,132
	Spectrum Brands Escrow Corporation
33,000	6.375%, 11/15/2020[e]	35,227
	Thermo Fisher Scientific, Inc.
20,000	1.300%, 2/1/2017	19,913
20,000	2.400%, 2/1/2019	19,814
	Valeant Pharmaceuticals International
26,748	7.250%, 7/15/2022[e]	28,788
	Watson Pharmaceuticals, Inc.
23,000	1.875%, 10/1/2017	22,760
	WM Wrigley Jr. Company
14,000	2.000%, 10/20/2017[e]	13,961

	Total	857,051

Energy (0.9%)
	BP Capital Markets plc
20,000	0.658%, 11/7/2016[f]	20,084
20,000	2.241%, 9/26/2018	20,058
	CNOOC, Ltd.
20,000	1.125%, 5/9/2016	19,926
	Concho Resources, Inc.
26,748	6.500%, 1/15/2022	28,955
	Continental Resources, Inc.
25,000	7.125%, 4/1/2021	28,344
	Devon Energy Corporation
20,000	1.200%, 12/15/2016	19,992
	Energy Transfer Partners, LP
10,000	6.700%, 7/1/2018	11,610
	EQT Corporation
10,000	8.125%, 6/1/2019	12,132
	Gazprom Neft OAO Via GPN Capital SA
35,000	6.000%, 11/27/2023[e]	35,525
	Harvest Operations Corporation
26,748	6.875%, 10/1/2017	29,289
	Hess Corporation
18,000	8.125%, 2/15/2019	22,358
	Kodiak Oil & Gas Corporation
26,748	5.500%, 1/15/2021	26,681
	Linn Energy, LLC
26,748	8.625%, 4/15/2020	28,888
	Lukoil International Finance BV
10,000	3.416%, 4/24/2018[e]	10,087
	MEG Energy Corporation
33,000	6.375%, 1/30/2023[e]	33,206
	Oasis Petroleum, Inc.
33,000	6.875%, 1/15/2023	35,145

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.2%)	Value
Energy (0.9%) - continued
	Offshore Group Investment, Ltd.
$40,000	7.500%, 11/1/2019	$43,500
	Petrobras Global Finance BV
21,000	2.000%, 5/20/2016	20,983
	Range Resources Corporation
37,715	5.000%, 8/15/2022	37,055
	Suncor Energy, Inc.
16,000	6.100%, 6/1/2018	18,495
	Transocean, Inc.
25,000	5.050%, 12/15/2016	27,617
	Weatherford International, Ltd.
16,000	6.000%, 3/15/2018	17,957
10,000	9.625%, 3/1/2019	12,849

	Total	560,736

Financials (3.0%)
	Abbey National Treasury Services plc
10,000	3.050%, 8/23/2018	10,275
	Ally Financial, Inc.
40,000	4.750%, 9/10/2018	41,850
	American International Group, Inc.
30,000	8.250%, 8/15/2018	37,526
	Aviation Capital Group Corporation
17,000	3.875%, 9/27/2016[e]	17,559
	Bank of America Corporation
33,000	5.750%, 8/15/2016	36,393
25,000	5.750%, 12/1/2017	28,453
20,000	1.316%, 3/22/2018[f]	20,266
30,000	5.650%, 5/1/2018	34,148
16,000	2.600%, 1/15/2019	16,071
15,000	5.625%, 7/1/2020	17,141
	Bank of Nova Scotia
20,000	1.100%, 12/13/2016	20,096
	Barclays Bank plc
17,000	5.140%, 10/14/2020	18,103
	BB&T Corporation
16,000	2.050%, 6/19/2018	15,841
	BBVA Banco Continental SA
16,000	2.250%, 7/29/2016[e]	15,920
	BBVA US Senior SAU
25,000	4.664%, 10/9/2015	26,282
	Bear Stearns Companies, LLC
32,000	6.400%, 10/2/2017	37,138
	BNP Paribas SA
20,000	1.250%, 12/12/2016	20,015
22,000	2.375%, 9/14/2017	22,461
	Branch Banking and Trust Company
20,000	0.667%, 12/1/2016[f]	20,017
	Capital One Financial Corporation
14,000	6.150%, 9/1/2016	15,659
	Citigroup, Inc.
28,000	5.000%, 9/15/2014	28,797
36,000	5.500%, 2/15/2017	39,666
20,000	6.000%, 8/15/2017	22,795
20,000	8.500%, 5/22/2019	25,632
	CNA Financial Corporation
15,000	7.350%, 11/15/2019	18,183
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
35,000	4.625%, 12/1/2023	35,246
	Credit Agricole SA
20,000	1.625%, 4/15/2016[e]	20,123
	Credit Suisse AG
30,000	5.400%, 1/14/2020	33,340
	CyrusOne, LP
26,748	6.375%, 11/15/2022	27,684
	Denali Borrower, LLC
52,000	5.625%, 10/15/2020[e]	51,545
	Developers Diversified Realty Corporation
15,000	7.875%, 9/1/2020	18,531
	Discover Financial Services
14,000	6.450%, 6/12/2017	15,864
	Fifth Third Bancorp
20,000	5.450%, 1/15/2017	21,980
	General Electric Capital Corporation
60,000	5.625%, 9/15/2017	68,256
7,000	1.625%, 4/2/2018	6,926
	Goldman Sachs Group, Inc.
24,000	6.250%, 9/1/2017	27,477
19,000	7.500%, 2/15/2019	23,141
20,000	5.375%, 3/15/2020	22,242
	Hartford Financial Services Group, Inc.
30,000	6.000%, 1/15/2019	34,407
	HCP, Inc.
8,000	3.750%, 2/1/2016	8,406
10,000	3.750%, 2/1/2019	10,387
	Health Care REIT, Inc.
10,000	4.700%, 9/15/2017	10,870
	HSBC Finance Corporation
25,000	6.676%, 1/15/2021	28,726
	HSBC USA, Inc.
5,000	1.625%, 1/16/2018	4,930
	Huntington National Bank
20,000	1.300%, 11/20/2016	20,003
	Icahn Enterprises, LP
26,748	8.000%, 1/15/2018	27,818
	ING Bank NV
12,000	3.750%, 3/7/2017[e]	12,639
	ING Capital Funding Trust III
16,000	3.847%, 12/29/2049[f,h]	15,940
	ING US, Inc.
16,000	2.900%, 2/15/2018	16,365
	International Lease Finance Corporation
10,000	2.193%, 6/15/2016[f]	10,050
30,000	5.875%, 4/1/2019	31,950
	Intesa Sanpaolo SPA
14,000	3.625%, 8/12/2015[e]	14,405
15,000	3.875%, 1/15/2019	14,913
	J.P. Morgan Chase & Company
21,000	3.450%, 3/1/2016	22,026
14,000	6.300%, 4/23/2019	16,523
31,000	7.900%, 4/29/2049[h]	34,177

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.2%)	Value
Financials (3.0%) - continued
	KeyCorp
$20,000	2.300%, 12/13/2018	$19,855
6,000	5.100%, 3/24/2021	6,557
	Liberty Mutual Group, Inc.
4,000	5.000%, 6/1/2021[e]	4,195
	Liberty Property, LP
17,000	5.500%, 12/15/2016	18,766
	Lloyds TSB Bank plc
18,000	6.500%, 9/14/2020[e]	20,461
	Macquarie Bank, Ltd.
22,000	5.000%, 2/22/2017[e]	23,858
	Mizuho Corporate Bank, Ltd.
20,000	1.550%, 10/17/2017[e]	19,547
	Morgan Stanley
21,000	4.750%, 4/1/2014	21,167
23,000	1.750%, 2/25/2016	23,309
21,000	6.250%, 8/28/2017	24,029
10,000	4.875%, 11/1/2022	10,237
	Murray Street Investment Trust I
28,000	4.647%, 3/9/2017	30,153
	National City Corporation
13,000	6.875%, 5/15/2019	15,404
	Nomura Holdings, Inc.
21,000	2.000%, 9/13/2016	21,174
	Omega Healthcare Investors, Inc.
26,748	5.875%, 3/15/2024	27,015
	PNC Bank NA
32,000	1.150%, 11/1/2016	32,039
	Prologis, LP
17,000	6.625%, 5/15/2018	19,855
	Prudential Covered Trust
14,450	2.997%, 9/30/2015[e]	14,898
	Realty Income Corporation
12,000	2.000%, 1/31/2018	11,752
	Regions Bank
24,000	7.500%, 5/15/2018	28,399
	Reinsurance Group of America, Inc.
25,000	5.625%, 3/15/2017	27,560
	Royal Bank of Scotland Group plc
23,000	5.050%, 1/8/2015	23,681
	Santander US Debt SAU
21,000	3.781%, 10/7/2015[e]	21,639
	SLM Corporation
16,000	6.250%, 1/25/2016	17,280
	Svenska Handelsbanken AB
14,000	3.125%, 7/12/2016	14,643
	Swedbank Hypotek AB
18,000	1.375%, 3/28/2018[e]	17,584
	Swiss RE Capital I, LP
20,000	6.854%, 5/29/2049[e,h]	21,140
	Ventas Realty, LP
28,000	1.550%, 9/26/2016	28,199
	Wells Fargo & Company
21,000	1.250%, 7/20/2016	21,156
32,000	2.150%, 1/15/2019	31,900
	Westpac Banking Corporation
20,000	0.668%, 11/25/2016[f]	20,028
	XLIT, Ltd.
20,000	2.300%, 12/15/2018	19,644

	Total	1,970,301

Mortgage-Backed Securities (3.0%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
180,000	3.000%, 1/1/2029[c]	183,333
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
100,000	3.500%, 1/1/2029[c]	104,574
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
550,000	3.500%, 1/1/2044[c]	546,348
600,000	4.000%, 1/1/2044[c]	617,625
375,000	4.500%, 1/1/2044[c]	397,339
	Vericrest Opportunity Loan Transferee
175,000	3.625%, 3/25/2054[g]	174,247

	Total	2,023,466

Technology (0.4%)
	Alliance Data Systems Corporation
26,748	6.375%, 4/1/2020[e]	28,019
	BMC Software Finance, Inc.
26,748	8.125%, 7/15/2021[e]	27,550
	CommScope, Inc.
23,000	8.250%, 1/15/2019[e]	25,214
	Computer Sciences Corporation
16,000	2.500%, 9/15/2015	16,331
	EMC Corporation
16,000	1.875%, 6/1/2018	15,818
	First Data Corporation
26,748	7.375%, 6/15/2019[e]	28,554
	Freescale Semiconductor, Inc.
40,000	6.000%, 1/15/2022[e]	40,500
	Hewlett-Packard Company
14,000	3.300%, 12/9/2016	14,653
	Iron Mountain, Inc.
26,748	6.000%, 8/15/2023	27,417
	Oracle Corporation
16,000	1.200%, 10/15/2017	15,745
	Tyco Electronics Group SA
16,000	6.550%, 10/1/2017	18,310
	Xerox Corporation
16,000	7.200%, 4/1/2016	17,946

	Total	276,057

Transportation (0.2%)
	Avis Budget Car Rental, LLC
26,748	8.250%, 1/15/2019	29,155
	Continental Airlines, Inc.
25,393	6.250%, 4/11/2020	26,980
	Delta Air Lines, Inc.
11,614	4.950%, 5/23/2019	12,601
9,299	4.750%, 5/7/2020	9,950

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (15.2%)	Value
Transportation (0.2%) - continued
	ERAC USA Finance, LLC
$14,000	1.400%, 4/15/2016[e]	$14,011
	Hertz Corporation
33,000	6.750%, 4/15/2019	35,558
	Kansas City Southern de Mexico SA de CV
16,000	0.937%, 10/28/2016[f]	16,004
	United Air Lines, Inc.
10,176	10.400%, 11/1/2016	11,550

	Total	155,809

U.S. Government and Agencies (0.3%)
	U.S. Treasury Notes
165,000	0.250%, 9/30/2015	164,852

	Total	164,852

Utilities (0.7%)
	Access Midstream Partners, LP
40,000	4.875%, 5/15/2023	38,600
	AES Corporation
26,748	7.375%, 7/1/2021	30,158
	Atlas Pipeline Partners, LP
33,000	4.750%, 11/15/2021[e]	30,195
	Buckeye Partners, LP
20,000	2.650%, 11/15/2018	19,706
	Constellation Energy Group, Inc.
16,000	5.150%, 12/1/2020	17,025
	Dayton Power and Light Company
16,000	1.875%, 9/15/2016[e]	16,131
	DCP Midstream Operating, LP
10,000	2.500%, 12/1/2017	9,957
	Enel Finance International NV
14,000	3.875%, 10/7/2014[e]	14,303
10,000	5.125%, 10/7/2019[e]	10,676
	Energy Transfer Partners, LP
20,000	4.650%, 6/1/2021	20,573
	Enterprise Products Operating, LLC
14,000	1.250%, 8/13/2015	14,093
	Korea Western Power Company, Ltd.
20,000	2.875%, 10/10/2018[e]	19,884
	MidAmerican Energy Holdings Company
18,000	1.100%, 5/15/2017[e]	17,903
22,000	5.750%, 4/1/2018	25,113
	NiSource Finance Corporation
23,000	6.400%, 3/15/2018	26,469
	NRG Energy, Inc.
26,748	6.625%, 3/15/2023	26,949
	ONEOK Partners, LP
28,000	6.150%, 10/1/2016	31,443
10,000	2.000%, 10/1/2017	9,951
10,000	3.200%, 9/15/2018	10,225
	Pacific Gas & Electric Company
10,000	5.625%, 11/30/2017	11,330
	PPL Capital Funding, Inc.
25,000	1.900%, 6/1/2018	24,412

	Total	425,096

	Total Long-Term Fixed Income (cost $9,895,655)	9,972,206

Shares or Principal Amount	Short-Term Investments (8.7%)[i]
	Federal Home Loan Bank Discount Notes
200,000	0.120%, 5/28/2014[j]	199,902
	Thrivent Cash Management Trust
5,486,510	0.060%	5,486,510

	Total Short-Term Investments (at amortized cost)	5,686,412

	Total Investments (cost $62,956,923) 103.2%	$67,528,388

	Other Assets and Liabilities, Net (3.2%)	(2,076,890)

	Total Net Assets 100.0%	$65,451,498

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2013, the value of these investments was $1,498,691 or 2.3% of total net assets.
f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2013.
g	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Growth and Income Plus Portfolio owned as of December 31, 2013.

Security	Acquisition Date	Cost
JBS Finance II, Ltd., 1/29/2018	8/19/2013	$27,890
Vericrest Opportunity Loan Transferee, 3/25/2054	12/11/2013	174,242

h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Portfolio

Schedule of Investments as of December 31, 2013

j	At December 31, 2013, $199,902 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$4,995,524
Gross unrealized depreciation	(423,450)

Net unrealized appreciation (depreciation)	$4,572,074

Cost for federal income tax purposes	$62,956,314

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Growth and Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	216,492	—	216,492	—
Capital Goods	375,341	—	375,341	—
Communications Services	1,900,359	—	1,900,359	—
Consumer Cyclical	1,097,237	—	1,097,237	—
Consumer Non-Cyclical	799,663	—	799,663	—
Energy	236,454	—	236,454	—
Financials	267,534	—	267,534	—
Technology	428,671	—	428,671	—
Transportation	216,618	—	216,618	—
Utilities	219,166	—	219,166	—
Common Stock
Consumer Discretionary	5,179,646	5,179,646	—	—
Consumer Staples	4,043,613	4,043,613	—	—
Energy	5,694,307	5,694,307	—	—
Financials	10,662,389	10,662,389	—	—
Health Care	5,372,015	5,372,015	—	—
Industrials	5,723,144	5,723,144	—	—
Information Technology	5,358,665	5,358,665	—	—
Materials	1,495,858	1,495,858	—	—
Telecommunications Services	1,123,462	1,123,462	—	—
Utilities	1,459,136	1,459,136	—	—
Long-Term Fixed Income
Asset-Backed Securities	65,644	—	65,644	—
Basic Materials	269,243	—	269,243	—
Capital Goods	301,644	—	301,644	—
Collateralized Mortgage Obligations	1,616,093	—	1,616,093	—
Communications Services	808,938	—	808,938	—
Consumer Cyclical	477,276	—	477,276	—
Consumer Non-Cyclical	857,051	—	857,051	—
Energy	560,736	—	560,736	—
Financials	1,970,301	—	1,970,301	—
Mortgage-Backed Securities	2,023,466	—	2,023,466	—
Technology	276,057	—	276,057	—
Transportation	155,809	—	155,809	—
U.S. Government and Agencies	164,852	—	164,852	—
Utilities	425,096	—	425,096	—
Short-Term Investments	5,686,412	5,486,510	199,902	—

Total	$67,528,388	$51,598,745	$15,929,643	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	54,970	54,970	—	—

Total Asset Derivatives	$54,970	$54,970	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	21	March 2014	$1,878,185	$1,933,155	$54,970
Total Futures Contracts					$54,970

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Growth and Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	54,970
Total Equity Contracts		54,970

Total Asset Derivatives		$54,970

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Growth and Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	644,003
Total Equity Contracts		644,003

Total		$644,003

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Growth and Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	61,345
Total Equity Contracts		61,345

Total		$61,345

The accompanying Notes to Financial Statements are an integral part of this schedule.

Growth and Income Plus Portfolio

Schedule of Investments as of December 31, 2013

The following table presents Growth and Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$2,777,421	3.0%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Growth and Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$6,245,979	$28,112,753	$34,358,732	—	$—	$21,531
Cash Management Trust- Short Term Investment	96,842	62,843,769	57,454,101	5,486,510	5,486,510	3,378
Total Value and Income Earned	6,342,821				5,486,510	24,909

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (15.8%)[a]	Value
Basic Materials (0.7%)
	Fortescue Metals Group, Ltd., Term Loan
$562,168	4.250%, 6/30/2019	$569,021
	HCA, Inc., Term Loan
658,350	2.919%, 3/31/2017	658,146
	Ineos Group Holdings, Ltd., Term Loan
636,767	4.000%, 5/4/2018	638,359

	Total	1,865,526

Capital Goods (0.9%)
	ADS Waste Holdings, Term Loan
577,085	4.250%, 10/9/2019	579,648
	Berry Plastics Group, Inc., Term Loan
656,692	3.500%, 2/8/2020	653,953
	Rexnord, LLC, Term Loan
638,400	4.000%, 8/21/2020	639,728
	Silver II Borrower, Term Loan
612,484	4.000%, 12/13/2019	613,121

	Total	2,486,450

Communications Services (5.4%)
	Charter Communications Operating, LLC, Term Loan
746,250	3.000%, 12/31/2020	739,720
	Cincinnati Bell, Inc., Term Loan
573,563	4.000%, 9/10/2020	574,279
	Clear Channel Communications, Inc., Term Loan
600,000	6.919%, 1/30/2019	572,250
	Cricket Communications, Inc., Term Loan
746,250	4.750%, 3/8/2020	748,735
	Cumulus Media Holdings, Inc., Term Loan
720,868	0.000%, 12/23/2020[b,c]	724,473
	Fairpoint Communications, Term Loan
636,792	7.500%, 2/14/2019[b,c]	657,329
	Grande Communications Networks, LLC, Term Loan
636,800	4.500%, 5/29/2020	635,475
	Hargray Communications Group, Inc., Term Loan
517,400	4.750%, 6/26/2019	519,987
	Integra Telecom Holdings, Inc., Term Loan
592,018	5.250%, 2/22/2019	599,169
	Level 3 Communications, Inc., Term Loan
610,000	4.000%, 8/1/2019	612,794
	LTS Buyer, LLC, Term Loan
696,500	4.500%, 4/13/2020	698,896
	McGraw-Hill Global Education Holdings, LLC, Term Loan
599,474	9.000%, 3/22/2019	609,713
	NEP Broadcasting, LLC, Term Loan
656,683	4.750%, 1/22/2020	658,489
	NTelos, Inc., Term Loan
994,962	5.750%, 11/9/2019	996,624
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
598,223	5.500%, 7/31/2018	598,474
	RCN Telecom Services, LLC, Term Loan
606,942	4.500%, 3/1/2020	611,276
	TNS, Inc., Term Loan
582,857	5.000%, 2/14/2020	585,591
	Univision Communications, Inc., Term Loan
74,624	4.500%, 2/28/2020	74,951
517,394	4.500%, 3/1/2020	520,167
	Virgin Media Investment Holdings, Ltd., Term Loan
580,000	3.500%, 6/8/2020	580,870
	Visant Corporation, Term Loan
750,000	5.250%, 12/22/2016	738,128
	WideOpenWest Finance, LLC, Term Loan
606,942	4.750%, 4/1/2019	609,370
	WMG Acquisition Corporation, Term Loan
598,500	3.750%, 7/1/2020	598,051
	Zayo Group, LLC, Term Loan
606,921	4.000%, 7/2/2019	607,060

	Total	14,871,871

Consumer Cyclical (2.9%)
	Bally Technologies, Inc., Term Loan
793,013	4.250%, 11/25/2020	798,215
	Booz Allen Hamilton, Inc., Term Loan
407,935	3.750%, 7/31/2019	408,881
	Burlington Coat Factory Warehouse Corporation, Term Loan
608,471	4.250%, 2/23/2017	613,795
	Cenveo Corporation, Term Loan
292,350	6.250%, 2/13/2017	293,569
	Ceridian Corporation, Term Loan
640,000	4.415%, 5/9/2017	641,798
	Golden Nugget, Inc., Delayed Draw
78,000	0.147%, 11/21/2019	79,073
	Golden Nugget, Inc., Term Loan
182,000	1.616%, 11/21/2019	184,502
	J.C. Penney Corporation, Inc., Term Loan
606,950	6.000%, 5/22/2018	592,990
	Las Vegas Sands, LLC, Term Loan
525,000	0.000%, 12/17/2020[b,c]	524,291
	Marina District Finance Company, Inc., Term Loan
550,000	0.000%, 8/15/2018[b,c]	551,722
	MGM Resorts International, Term Loan
547,236	3.500%, 12/20/2019	548,265

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (15.8%)[a]	Value
Consumer Cyclical (2.9%) - continued
	Mohegan Tribal Gaming Authority, Term Loan
$520,000	5.500%, 11/19/2019	$527,478
	ROC Finance, LLC, Term Loan
748,125	5.000%, 6/20/2019	715,163
	Scientific Games International, Inc., Term Loan
610,000	4.250%, 10/18/2020	610,152
	Seminole Indian Tribe of Florida, Term Loan
433,969	3.000%, 4/29/2020	433,019
	Toys R Us, Inc., Term Loan
606,796	5.250%, 5/25/2018	510,849

	Total	8,033,762

Consumer Non-Cyclical (2.3%)
	Albertsons, Inc., Term Loan
838,396	3.617%, 3/21/2019[b,c]	842,236
	Biomet, Inc., Term Loan
597,000	3.670%, 7/25/2017	600,361
	CHS/Community Health Systems, Inc., Term Loan
750,000	3.737%, 1/25/2017	755,505
	Del Monte Corporation, Term Loan
660,000	4.000%, 3/8/2018	661,525
	DJO Finance, LLC, Term Loan
656,684	4.750%, 9/15/2017	662,843
	JBS USA, LLC, Term Loan
746,231	3.750%, 5/25/2018	746,231
	McJunkin Red Man Corporation, Term Loan
528,675	5.000%, 11/8/2019	535,283
	Roundy’s Supermarkets, Inc., Term Loan
496,278	5.750%, 2/13/2019	495,737
	Supervalu, Inc., Term Loan
525,981	5.000%, 3/21/2019	530,499
	Van Wagner Communications, LLC, Term Loan
544,500	6.250%, 8/3/2018	550,626

	Total	6,380,846

Energy (0.4%)
	Arch Coal, Inc., Term Loan
621,848	6.250%, 5/16/2018	612,651
	Pacific Drilling SA, Term Loan
592,025	4.500%, 6/3/2018	598,318

	Total	1,210,969

Financials (0.9%)
	Harland Clarke Holdings Corporation, Term Loan
587,563	7.000%, 5/22/2018	591,129
	Intelsat Jackson Holdings SA, Term Loan
724,628	3.750%, 6/30/2019	729,498
	Interactive Data Corporation, Term Loan
447,877	3.750%, 2/11/2018	447,783
	WaveDivision Holdings, LLC, Term Loan
746,231	4.000%, 10/12/2019	749,030

	Total	2,517,440

Technology (1.0%)
	BMC Software, Inc., Term Loan
550,000	5.000%, 9/10/2020	552,580
	First Data Corporation Extended, Term Loan
670,000	4.166%, 3/23/2018	670,462
	Freescale Semiconductor, Inc., Term Loan
636,792	5.000%, 3/1/2020	642,817
	Infor US, Inc., Term Loan
748,113	3.750%, 6/3/2020	746,242

	Total	2,612,101

Transportation (0.8%)
	American Airlines, Inc., Term Loan
1,064,650	3.750%, 6/27/2019	1,069,973
	American Petroleum Tankers Parent, LLC, Term Loan
490,650	4.750%, 10/2/2019	490,650
	U.S. Airways, Inc., Term Loan
595,000	4.000%, 5/23/2019	598,421

	Total	2,159,044

Utilities (0.5%)
	Calpine Corporation, Term Loan
656,624	4.000%, 4/1/2018	660,413
	Intergen NV, Term Loan
592,025	5.500%, 6/15/2020	596,465

	Total	1,256,878

	Total Bank Loans (cost $43,408,253)	43,394,887

Shares	Common Stock (52.5%)
Consumer Discretionary (8.7%)
3,750	Amazon.com, Inc.[d]	1,495,462
3,100	AutoZone, Inc.[d]	1,481,614
113,665	Comcast Corporation	5,906,602
9,100	Dollar Tree, Inc.[d]	513,422
16,900	GNC Holdings, Inc.	987,805
54,900	Kohl’s Corporation	3,115,575
69,600	Las Vegas Sands Corporation	5,489,352
15,100	Marriott International, Inc.	745,336
17,900	NIKE, Inc.	1,407,656
16,400	Toll Brothers, Inc.[d]	606,800
42,300	Tuesday Morning Corporation[d]	675,108
40,900	Twenty-First Century Fox, Inc.	1,438,862

	Total	23,863,594

Consumer Staples (4.3%)
34,850	Anheuser-Busch InBev NV ADR	3,710,131
9,800	Hain Celestial Group, Inc.[d]	889,644
45,500	Nestle SA	3,334,698
39,147	PepsiCo, Inc.	3,246,852

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (52.5%)	Value
Consumer Staples (4.3%) - continued
27,800	WhiteWave Foods Company[d]	$637,732

	Total	11,819,057

Energy (5.0%)
6,000	Concho Resources, Inc.[d]	648,000
7,700	EOG Resources, Inc.	1,292,368
77,222	Marathon Oil Corporation	2,725,936
14,925	Schlumberger, Ltd.	1,344,892
8,700	SM Energy Company	723,057
93,900	Total SA ADR	5,753,253
87,500	Weatherford International, Ltd.[d]	1,355,375

	Total	13,842,881

Financials (10.0%)
3,800	Affiliated Managers Group, Inc.[d]	824,144
12,600	Axis Capital Holdings, Ltd.	599,382
143,654	Bank of America Corporation	2,236,693
4,400	Boston Properties, Inc.	441,628
8,800	Camden Property Trust	500,544
48,038	Citigroup, Inc.	2,503,260
35,000	DDR Corporation	537,950
3,200	Equity Residential	165,984
14,700	HCC Insurance Holdings, Inc.	678,258
9,800	Host Hotels & Resorts, Inc.	190,512
102,700	Invesco, Ltd.	3,738,280
24,260	iShares J.P. Morgan USD Emerging Markets Bond ETF	2,623,962
35,400	Lazard, Ltd.	1,604,328
22,350	Macerich Company	1,316,192
3,500	MasterCard, Inc.	2,924,110
18,600	Popular, Inc.[d]	534,378
4,600	Prologis, Inc.	169,970
3,100	Public Storage, Inc.	466,612
3,903	Simon Property Group, Inc.	593,880
17,000	Tanger Factory Outlet Centers, Inc.	544,340
11,300	Vanguard Dividend Appreciation Index Fund ETF	850,212
12,100	Visa, Inc.	2,694,428
2,000	Vornado Realty Trust	177,580
19,600	Zions Bancorporation	587,216

	Total	27,503,843

Health Care (5.2%)
4,900	Actavis, Inc.[d]	823,200
42,500	Baxter International, Inc.	2,955,875
51,400	Covidien plc	3,500,340
24,877	Express Scripts Holding Company[d]	1,747,360
9,800	Gilead Sciences, Inc.[d]	736,470
25,400	Hologic, Inc.[d]	567,690
7,700	Illumina, Inc.[d]	851,774
29,150	Johnson & Johnson	2,669,849
5,800	Waters Corporation[d]	580,000

	Total	14,432,558

Industrials (7.0%)
14,900	Actuant Corporation	545,936
9,500	B/E Aerospace, Inc.[d]	826,785
28,028	Boeing Company	3,825,542
14,800	EMCOR Group, Inc.	628,112
9,500	Flowserve Corporation	748,885
14,900	HNI Corporation	578,567
39,537	Honeywell International, Inc.	3,612,495
20,800	Ingersoll-Rand plc	1,281,280
41,500	Jacobs Engineering Group, Inc.[d]	2,614,085
7,200	Manpower, Inc.	618,192
4,700	Stericycle, Inc.[d]	545,999
20,000	Union Pacific Corporation	3,360,000

	Total	19,185,878

Information Technology (9.3%)
26,600	Agilent Technologies, Inc.	1,521,254
11,200	Apple, Inc.	6,284,432
9,600	Autodesk, Inc.[d]	483,168
23,608	E2open, Inc.[d]	564,467
75,300	EMC Corporation	1,893,795
19,800	Facebook, Inc.[d]	1,082,268
1,300	Google, Inc.[d]	1,456,923
12,200	Informatica Corporation[d]	506,300
36,500	Juniper Networks, Inc.[d]	823,805
17,900	NetApp, Inc.	736,406
25,023	QLIK Technologies, Inc.[d]	666,362
141,522	Symantec Corporation	3,337,089
10,800	Teradata Corporation[d]	491,292
25,300	TIBCO Software, Inc.[d]	568,744
50	Twitter, Inc.[d]	3,183
13,150	Ubiquiti Networks, Inc.[d]	604,374
18,900	VMware, Inc.[d]	1,695,519
60,400	Xilinx, Inc.	2,773,568

	Total	25,492,949

Materials (1.7%)
2,100	Airgas, Inc.	234,885
2,600	Ashland, Inc.	252,304
5,400	Crown Holdings, Inc.[d]	240,678
5,100	Domtar Corporation	481,134
3,100	FMC Corporation	233,926
56,400	Materials Select Sector SPDR Fund	2,606,808
7,400	Owens-Illinois, Inc.[d]	264,772
1,300	PPG Industries, Inc.	246,558
13,200	Steel Dynamics, Inc.	257,928

	Total	4,818,993

Utilities (1.3%)
23,500	MDU Resources Group, Inc.	717,925
10,800	Southwest Gas Corporation	603,828
56,900	Utilities Select Sector SPDR Fund	2,160,493

	Total	3,482,246

	Total Common Stock (cost $124,173,735)	144,441,999

Principal Amount	Long-Term Fixed Income (30.1%)
Asset-Backed Securities (1.3%)
	Asset Backed Securities Corporation Home Equity Loan Trust
492,350	0.305%, 7/25/2036[e]	437,568
	Countrywide Home Loans, Inc.
226,527	6.085%, 6/25/2021[f]	264,006

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (30.1%)	Value
Asset-Backed Securities (1.3%) - continued
	Credit Based Asset Servicing and Securitization, LLC
$280,781	5.501%, 12/25/2036	$182,574
	First Horizon ABS Trust
276,186	0.295%, 10/25/2026[e,f]	254,596
538,696	0.325%, 10/25/2034[e,f]	445,830
	GMAC Mortgage Corporation Loan Trust
878,320	0.345%, 8/25/2035[e,f]	736,451
541,065	0.345%, 12/25/2036[e,f]	456,860
	IndyMac Seconds Asset-Backed Trust
356,231	0.335%, 10/25/2036[e,f]	183,315
	Wachovia Asset Securitization, Inc.
680,851	0.305%, 7/25/2037[e,f,g]	597,260

	Total	3,558,460

Basic Materials (0.8%)
	BHP Billiton Finance USA, Ltd.
160,000	2.050%, 9/30/2018	159,980
	Dow Chemical Company
86,000	8.550%, 5/15/2019	111,043
	FMG Resources Pty. Ltd.
227,936	6.875%, 2/1/2018[h]	239,903
	Freeport-McMoRan Copper & Gold, Inc.
105,000	2.375%, 3/15/2018	104,743
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
227,936	8.875%, 2/1/2018	236,768
	Ineos Finance plc
263,000	7.500%, 5/1/2020[h]	288,314
	Inmet Mining Corporation
227,936	8.750%, 6/1/2020[h]	247,311
	LyondellBasell Industries NV
80,000	5.000%, 4/15/2019	88,850
86,000	6.000%, 11/15/2021	98,910
	NOVA Chemicals Corporation
341,904	5.250%, 8/1/2023[h]	352,161
	Xstrata Finance Canada, Ltd.
135,000	2.050%, 10/23/2015[h]	136,718
217,000	2.700%, 10/25/2017[h]	219,463

	Total	2,284,164

Capital Goods (0.8%)
	BAE Systems plc
132,000	3.500%, 10/11/2016[h]	137,986
	Cemex Finance, LLC
227,936	9.375%, 10/12/2017[h]	256,998
	CNH Capital, LLC
227,936	3.625%, 4/15/2018	231,070
	Eaton Corporation
136,000	1.500%, 11/2/2017	133,325
	John Deere Capital Corporation
264,000	1.050%, 10/11/2016	264,760
	Nortek, Inc.
227,936	8.500%, 4/15/2021	252,439
	Reynolds Group Issuer, Inc.
227,936	9.875%, 8/15/2019	253,579
	Roper Industries, Inc.
125,000	1.850%, 11/15/2017	123,908
	Textron, Inc.
132,000	4.625%, 9/21/2016	142,298
	Trinseo Materials Operating SCA
238,000	8.750%, 2/1/2019[h]	245,735
	United Rentals North America, Inc.
273,000	7.375%, 5/15/2020	302,689

	Total	2,344,787

Collateralized Mortgage Obligations (3.7%)
	Banc of America Alternative Loan Trust
755,935	6.000%, 11/25/2035	623,306
	Countrywide Alternative Loan Trust
606,715	6.500%, 8/25/2036	413,269
	Credit Suisse First Boston Mortgage Securities Corporation
482,464	5.250%, 10/25/2035	468,367
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
888,898	5.500%, 11/25/2035	806,970
444,905	0.900%, 4/25/2047[e]	367,176
	J.P. Morgan Alternative Loan Trust
848,817	6.500%, 3/25/2036	744,140
	J.P. Morgan Mortgage Trust
739,356	2.867%, 8/25/2035	734,644
641,533	2.530%, 1/25/2037	565,542
	MortgageIT Trust
904,667	0.425%, 12/25/2035[e]	828,774
941,300	0.365%, 4/25/2036[e]	623,820
	New York Mortgage Trust 2006-1
281,366	2.755%, 5/25/2036	245,579
	Residential Accredit Loans, Inc.
206,705	5.750%, 9/25/2035	182,075
	RFMSI Trust
984,935	6.000%, 7/25/2037	877,304
	Structured Adjustable Rate Mortgage Loan Trust
474,390	2.715%, 9/25/2035	401,842
	Structured Asset Mortgage Investments, Inc.
970,472	0.475%, 12/25/2035[e]	718,749
	Wells Fargo Mortgage Backed Securities Trust
262,910	2.628%, 3/25/2036	262,393
748,973	2.632%, 7/25/2036	694,090
603,168	6.000%, 7/25/2037	570,637

	Total	10,128,677

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (30.1%)	Value
Commercial Mortgage-Backed Securities (0.7%)
	Banc of America Commercial Mortgage, Inc.
$600,000	5.649%, 6/10/2049	$663,019
	Commercial Mortgage Pass-Through Certificates
566,462	0.297%, 12/15/2020[e,h]	559,410
	Credit Suisse Mortgage Capital Certificates
739,420	0.337%, 10/15/2021[e,h]	734,763

	Total	1,957,192

Communications Services (2.4%)
	AMC Networks, Inc.
227,936	7.750%, 7/15/2021	256,428
	America Movil SAB de CV
88,000	5.000%, 10/16/2019	96,140
	American Tower Corporation
130,000	7.000%, 10/15/2017	149,837
	AT&T, Inc.
284,000	2.400%, 8/15/2016	292,050
	British Telecommunications plc
136,000	1.625%, 6/28/2016	137,198
	CBS Corporation
120,000	8.875%, 5/15/2019	153,424
	CC Holdings GS V, LLC
198,000	2.381%, 12/15/2017	196,115
	CCO Holdings, LLC
227,936	7.000%, 1/15/2019	240,188
	CenturyLink, Inc.
227,936	5.625%, 4/1/2020	231,925
	Digicel, Ltd.
227,936	6.000%, 4/15/2021[h]	219,958
	DIRECTV Holdings, LLC
158,000	3.500%, 3/1/2016	165,851
86,000	5.875%, 10/1/2019	97,419
	Hughes Satellite Systems Corporation
273,000	6.500%, 6/15/2019	295,523
	Intelsat Jackson Holdings SA
227,936	7.250%, 10/15/2020	249,305
	Level 3 Financing, Inc.
273,000	8.625%, 7/15/2020	305,760
	NBC Universal Enterprise, Inc.
132,000	1.662%, 4/15/2018[h]	128,919
	News America, Inc.
86,000	4.500%, 2/15/2021	92,181
	SBA Tower Trust
260,000	5.101%, 4/17/2017[h]	280,263
	Sprint Communications, Inc.
227,936	9.000%, 11/15/2018[h]	274,663
	Telefonica Emisiones SAU
172,000	3.992%, 2/16/2016	180,668
171,000	3.192%, 4/27/2018	174,149
	T-Mobile USA, Inc.
250,000	6.633%, 4/28/2021	263,125
	Univision Communications, Inc.
325,000	7.875%, 11/1/2020[h]	357,094
	UPCB Finance V, Ltd.
325,000	7.250%, 11/15/2021[h]	352,625
	Verizon Communications, Inc.
308,000	2.500%, 9/15/2016	318,483
136,000	1.993%, 9/14/2018[e]	143,004
220,000	3.650%, 9/14/2018	232,884
	WideOpenWest Finance, LLC
325,000	10.250%, 7/15/2019	360,750
	Wind Acquisition Finance SA
227,936	11.750%, 7/15/2017[h]	242,467

	Total	6,488,396

Consumer Cyclical (1.4%)
	Amazon.com, Inc.
191,000	1.200%, 11/29/2017	187,007
	Chrysler Group, LLC
227,936	8.250%, 6/15/2021	259,277
	Cinemark USA, Inc.
263,000	4.875%, 6/1/2023	247,220
	Ford Motor Credit Company, LLC
303,000	3.984%, 6/15/2016	322,210
165,000	3.000%, 6/12/2017	171,488
130,000	5.000%, 5/15/2018	144,808
	General Motors Company
176,000	3.500%, 10/2/2018[h]	179,960
	General Motors Financial Company, Inc.
227,936	3.250%, 5/15/2018[h]	227,936
	Home Depot, Inc.
86,000	3.950%, 9/15/2020	91,753
	Jaguar Land Rover Automotive plc
273,000	5.625%, 2/1/2023[h]	273,000
	L Brands, Inc.
273,000	6.625%, 4/1/2021	299,618
	Macy’s Retail Holdings, Inc.
237,000	7.450%, 7/15/2017	277,169
	Royal Caribbean Cruises, Ltd.
227,936	5.250%, 11/15/2022	227,936
	Toll Brothers Finance Corporation
176,000	4.000%, 12/31/2018	179,080
	Toyota Motor Credit Corporation
130,000	2.000%, 10/24/2018	129,962
	West Corporation
227,936	8.625%, 10/1/2018	247,880
	Wynn Las Vegas, LLC
273,000	5.375%, 3/15/2022	275,730

	Total	3,742,034

Consumer Non-Cyclical (2.6%)
	AbbVie, Inc.
276,000	1.750%, 11/6/2017	275,527
	Altria Group, Inc.
145,000	9.700%, 11/10/2018	190,587
	Anheuser-Busch InBev Worldwide, Inc.
150,000	7.750%, 1/15/2019	187,299
	Beam, Inc.
80,000	5.375%, 1/15/2016	86,580
	Biomet, Inc.
227,936	6.500%, 8/1/2020	239,333
	Boston Scientific Corporation
158,000	2.650%, 10/1/2018	159,075

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (30.1%)	Value
Consumer Non-Cyclical (2.6%) - continued
	Celgene Corporation
$167,000	1.900%, 8/15/2017	$166,210
	CHS/Community Health Systems, Inc.
273,000	7.125%, 7/15/2020	283,237
	ConAgra Foods, Inc.
190,000	2.100%, 3/15/2018	187,912
	CVS Caremark Corporation
86,000	2.250%, 12/5/2018	85,975
	Emergency Medical Services Corporation
147,936	8.125%, 6/1/2019	160,326
	Endo Health Solutions, Inc.
227,936	7.250%, 1/15/2022	243,892
	Express Scripts Holding Company
158,000	3.125%, 5/15/2016	164,907
176,000	2.650%, 2/15/2017	181,399
	Fresenius Medical Care US Finance, Inc.
227,936	5.750%, 2/15/2021[h]	241,612
	Gilead Sciences, Inc.
158,000	3.050%, 12/1/2016	166,828
	Hawk Acquisition Sub, Inc.
273,000	4.250%, 10/15/2020[h]	264,127
	HCA, Inc.
227,936	4.750%, 5/1/2023	214,260
	Health Management Associates, Inc.
227,936	7.375%, 1/15/2020	255,003
	Heineken NV
72,000	1.400%, 10/1/2017[h]	70,637
	IMS Health, Inc.
250,000	6.000%, 11/1/2020[h]	265,625
	JBS Finance II, Ltd.
227,936	8.250%, 1/29/2018[g]	239,333
	Kroger Company
160,000	1.200%, 10/17/2016	160,068
	Lorillard Tobacco Company
218,000	8.125%, 6/23/2019	265,556
	Mylan, Inc.
155,000	1.350%, 11/29/2016	154,716
	Pernod Ricard SA
80,000	2.950%, 1/15/2017[h]	82,617
80,000	5.750%, 4/7/2021[h]	88,181
	Perrigo Company, Ltd.
176,000	1.300%, 11/8/2016[h]	175,390
88,000	2.300%, 11/8/2018[h]	86,858
	Revlon Consumer Products Corporation
227,936	5.750%, 2/15/2021	224,802
	SABMiller plc
128,000	6.500%, 7/15/2018[h]	151,101
	Safeway, Inc.
264,000	3.400%, 12/1/2016	274,669
	Spectrum Brands Escrow Corporation
273,000	6.375%, 11/15/2020[h]	291,427
	Thermo Fisher Scientific, Inc.
172,000	1.300%, 2/1/2017	171,253
172,000	2.400%, 2/1/2019	170,399
	Valeant Pharmaceuticals International
227,936	7.250%, 7/15/2022[h]	245,316
	Watson Pharmaceuticals, Inc.
196,000	1.875%, 10/1/2017	193,956
	WM Wrigley Jr. Company
132,000	2.000%, 10/20/2017[h]	131,633

	Total	7,197,626

Energy (1.7%)
	BP Capital Markets plc
176,000	0.658%, 11/7/2016[e]	176,743
160,000	2.241%, 9/26/2018	160,462
	CNOOC, Ltd.
176,000	1.125%, 5/9/2016	175,352
	Concho Resources, Inc.
227,936	6.500%, 1/15/2022	246,741
	Continental Resources, Inc.
200,000	7.125%, 4/1/2021	226,750
	Devon Energy Corporation
160,000	1.200%, 12/15/2016	159,933
	Energy Transfer Partners, LP
88,000	6.700%, 7/1/2018	102,173
	EQT Corporation
88,000	8.125%, 6/1/2019	106,759
	Gazprom Neft OAO Via GPN Capital SA
285,000	6.000%, 11/27/2023[h]	289,275
	Harvest Operations Corporation
227,936	6.875%, 10/1/2017	249,590
	Hess Corporation
158,000	8.125%, 2/15/2019	196,254
	Kodiak Oil & Gas Corporation
227,936	5.500%, 1/15/2021	227,366
	Linn Energy, LLC
227,936	8.625%, 4/15/2020	246,171
	Lukoil International Finance BV
80,000	3.416%, 4/24/2018[h]	80,700
	MEG Energy Corporation
273,000	6.375%, 1/30/2023[h]	274,706
	Oasis Petroleum, Inc.
273,000	6.875%, 1/15/2023	290,745
	Offshore Group Investment, Ltd.
325,000	7.500%, 11/1/2019	353,437
	Petrobras Global Finance BV
204,000	2.000%, 5/20/2016	203,839
	Range Resources Corporation
321,390	5.000%, 8/15/2022	315,766
	Suncor Energy, Inc.
130,000	6.100%, 6/1/2018	150,274
	Transocean, Inc.
220,000	5.050%, 12/15/2016	243,028
	Weatherford International, Ltd.
130,000	6.000%, 3/15/2018	145,897
88,000	9.625%, 3/1/2019	113,068

	Total	4,735,029

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (30.1%)	Value
Financials (6.2%)
	Abbey National Treasury Services plc
$80,000	3.050%, 8/23/2018	$82,202
	Ally Financial, Inc.
325,000	4.750%, 9/10/2018	340,031
	American International Group, Inc.
261,000	8.250%, 8/15/2018	326,480
	Aviation Capital Group Corporation
138,000	3.875%, 9/27/2016 [h]	142,539
	Bank of America Corporation
272,000	5.750%, 8/15/2016	299,964
175,000	5.750%, 12/1/2017	199,170
150,000	1.316%, 3/22/2018[e]	151,992
265,000	5.650%, 5/1/2018	301,641
130,000	2.600%, 1/15/2019	130,574
130,000	5.625%, 7/1/2020	148,553
	Bank of Nova Scotia
160,000	1.100%, 12/13/2016	160,767
	Barclays Bank plc
145,000	5.140%, 10/14/2020	154,406
	BB&T Corporation
130,000	2.050%, 6/19/2018	128,705
	BBVA Banco Continental SA
130,000	2.250%, 7/29/2016[h]	129,350
	BBVA US Senior SAU
200,000	4.664%, 10/9/2015	210,256
	Bear Stearns Companies, LLC
271,000	6.400%, 10/2/2017	314,512
	BNP Paribas SA
172,000	1.250%, 12/12/2016	172,126
197,000	2.375%, 9/14/2017	201,130
	Branch Banking and Trust Company
176,000	0.667%, 12/1/2016[e]	176,148
	Capital One Financial Corporation
132,000	6.150%, 9/1/2016	147,640
	Citigroup, Inc.
272,000	5.000%, 9/15/2014	279,748
305,000	5.500%, 2/15/2017	336,060
160,000	6.000%, 8/15/2017	182,362
172,000	8.500%, 5/22/2019	220,433
	CNA Financial Corporation
120,000	7.350%, 11/15/2019	145,465
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
275,000	4.625%, 12/1/2023	276,930
	Credit Agricole SA
176,000	1.625%, 4/15/2016[h]	177,085
	Credit Suisse AG
258,000	5.400%, 1/14/2020	286,724
	CyrusOne, LP
227,936	6.375%, 11/15/2022	235,914
	Denali Borrower, LLC
425,000	5.625%, 10/15/2020[h]	421,281
	Developers Diversified Realty Corporation
129,000	7.875%, 9/1/2020	159,364
	Discover Financial Services
138,000	6.450%, 6/12/2017	156,373
	Fifth Third Bancorp
167,000	5.450%, 1/15/2017	183,532
	General Electric Capital Corporation
450,000	5.625%, 9/15/2017	511,919
61,000	1.625%, 4/2/2018	60,352
	Goldman Sachs Group, Inc.
202,000	6.250%, 9/1/2017	231,262
179,000	7.500%, 2/15/2019	218,016
145,000	5.375%, 3/15/2020	161,259
	Hartford Financial Services Group, Inc.
259,000	6.000%, 1/15/2019	297,051
	HCP, Inc.
66,000	3.750%, 2/1/2016	69,353
88,000	3.750%, 2/1/2019	91,404
	Health Care REIT, Inc.
88,000	4.700%, 9/15/2017	95,656
	HSBC Finance Corporation
220,000	6.676%, 1/15/2021	252,788
	HSBC USA, Inc.
46,000	1.625%, 1/16/2018	45,359
	Huntington National Bank
176,000	1.300%, 11/20/2016	176,027
	Icahn Enterprises, LP
227,936	8.000%, 1/15/2018	237,053
	ING Bank NV
105,000	3.750%, 3/7/2017[h]	110,588
	ING Capital Funding Trust III
136,000	3.847%, 12/29/2049[e,i]	135,490
	ING US, Inc.
130,000	2.900%, 2/15/2018	132,962
	International Lease Finance Corporation
80,000	2.193%, 6/15/2016[e]	80,400
	Intesa Sanpaolo SPA
132,000	3.625%, 8/12/2015[h]	135,821
132,000	3.875%, 1/15/2019	131,237
	J.P. Morgan Chase & Company
270,000	3.450%, 3/1/2016	283,188
136,000	6.300%, 4/23/2019	160,515
282,000	7.900%, 4/29/2049[i]	310,905
	KeyCorp
176,000	2.300%, 12/13/2018	174,723
52,000	5.100%, 3/24/2021	56,831
	Liberty Mutual Group, Inc.
35,000	5.000%, 6/1/2021[h]	36,708
	Liberty Property, LP
146,000	5.500%, 12/15/2016	161,165
	Lloyds TSB Bank plc
158,000	6.500%, 9/14/2020[h]	179,605
	Macquarie Bank, Ltd.
184,000	5.000%, 2/22/2017[h]	199,537
	Mizuho Corporate Bank, Ltd.
135,000	1.550%, 10/17/2017[h]	131,940
	Morgan Stanley
198,000	4.750%, 4/1/2014	199,574
180,000	1.750%, 2/25/2016	182,417
198,000	6.250%, 8/28/2017	226,557

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (30.1%)	Value
Financials (6.2%) - continued
$75,000	4.875%, 11/1/2022	$76,775
	Murray Street Investment Trust I
272,000	4.647%, 3/9/2017	292,913
	National City Corporation
122,000	6.875%, 5/15/2019	144,562
	Nomura Holdings, Inc.
198,000	2.000%, 9/13/2016	199,637
	Omega Healthcare Investors, Inc.
227,936	5.875%, 3/15/2024	230,215
	PNC Bank NA
260,000	1.150%, 11/1/2016	260,319
	Preferred Term Securities XXIII, Ltd.
789,179	0.443%, 12/22/2036[e,g]	587,457
	Prologis, LP
149,000	6.625%, 5/15/2018	174,028
	Prudential Covered Trust
127,500	2.997%, 9/30/2015[h]	131,450
	Realty Income Corporation
95,000	2.000%, 1/31/2018	93,039
	Regions Bank
207,000	7.500%, 5/15/2018	244,940
	Reinsurance Group of America, Inc.
200,000	5.625%, 3/15/2017	220,484
	Royal Bank of Scotland Group plc
193,000	5.050%, 1/8/2015	198,713
	Santander US Debt SAU
207,000	3.781%, 10/7/2015[h]	213,302
	SLM Corporation
138,000	6.250%, 1/25/2016	149,040
	Svenska Handelsbanken AB
132,000	3.125%, 7/12/2016	138,060
	Swedbank Hypotek AB
158,000	1.375%, 3/28/2018[h]	154,350
	Swiss RE Capital I, LP
150,000	6.854%, 5/29/2049 [h,i]	158,550
	Ventas Realty, LP
264,000	1.550%, 9/26/2016	265,873
	Washington Mutual Bank
500,000	5.500%, 1/15/2013[j,k]	0
	Wells Fargo & Company
207,000	1.250%, 7/20/2016	208,536
260,000	2.150%, 1/15/2019	259,186
	Westpac Banking Corporation
176,000	0.668%, 11/25/2016[e]	176,248
	XLIT, Ltd.
176,000	2.300%, 12/15/2018	172,865

	Total	17,207,661

Mortgage-Backed Securities (5.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
91	6.000%, 2/1/2014	91
1,151	5.500%, 4/1/2014	1,212
723	6.000%, 4/1/2014	723
138	6.000%, 4/1/2014	140
978	6.500%, 6/1/2014	990
1,779	7.500%, 9/1/2014	1,809
151,768	5.500%, 12/1/2017	161,910
1,500,000	3.000%, 1/1/2029[c]	1,527,773
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
12,843	6.500%, 4/1/2024	14,429
20,492	9.000%, 11/1/2024	23,928
1,048	9.000%, 4/1/2025	1,233
1,053	7.000%, 9/1/2025	1,209
1,111	8.500%, 9/1/2025	1,294
647	6.500%, 5/1/2026	733
4,041	6.000%, 7/1/2026	4,516
1,434	7.500%, 1/1/2027	1,611
1,298	6.500%, 2/1/2027	1,473
3,478	7.000%, 2/1/2027	4,013
16,503	8.000%, 3/1/2027	18,972
2,440	7.500%, 4/1/2027	2,743
6,123	8.000%, 6/1/2027	7,042
1,405	8.500%, 7/1/2027	1,638
2,606	7.000%, 9/1/2027	3,007
5,081	8.000%, 10/1/2027	5,844
3,922	7.500%, 11/1/2027	4,409
2,949	7.500%, 12/1/2027	3,316
9,429	6.500%, 6/1/2028	10,715
9,866	7.000%, 10/1/2028	11,405
18,630	6.000%, 3/1/2029	20,846
7,597	6.500%, 4/1/2029	8,624
17,134	6.000%, 5/1/2029	19,172
24,894	7.000%, 5/1/2029	28,724
7,169	6.500%, 7/1/2029	8,138
6,309	6.500%, 8/1/2029	7,161
3,613	7.000%, 9/1/2029	4,169
3,564	7.000%, 10/1/2029	4,113
6,201	7.500%, 11/1/2029	6,985
8,106	7.000%, 1/1/2030	9,337
13,525	7.500%, 1/1/2030	15,252
3,621	8.000%, 8/1/2030	4,170
12,971	6.000%, 3/1/2031	14,513
39,576	6.000%, 6/1/2031	44,280
38,210	6.000%, 1/1/2032	42,752
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
241	7.500%, 4/1/2015	252
1,500,000	3.500%, 1/1/2029[c]	1,568,613
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,939	10.500%, 8/1/2020	2,182
4,614	9.500%, 4/1/2025	5,472
1,242	8.500%, 11/1/2025	1,444
3,986	6.500%, 2/1/2026	4,512
1,880	7.000%, 3/1/2026	2,161
1,840	6.500%, 4/1/2026	2,083
1,344	8.500%, 5/1/2026	1,562
1,500	7.500%, 7/1/2026	1,683
6,529	7.500%, 8/1/2026	7,321
1,304	8.000%, 8/1/2026	1,496
4,902	7.000%, 11/1/2026	5,636
1,152	8.000%, 11/1/2026	1,321
560	7.500%, 12/1/2026	628

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (30.1%)	Value
Mortgage-Backed Securities (5.4%) - continued
$1,560	7.000%, 3/1/2027	$1,793
894	7.500%, 5/1/2027	1,004
5,262	6.500%, 7/1/2027	5,968
923	7.500%, 8/1/2027	1,037
18,397	8.000%, 9/1/2027	21,124
2,898	7.000%, 10/1/2027	3,340
3,554	8.000%, 12/1/2027	4,081
5,759	6.500%, 2/1/2028	6,531
2,334	7.000%, 2/1/2028	2,689
41,140	6.500%, 7/1/2028	46,702
22,616	7.000%, 8/1/2028	26,101
19,443	6.500%, 11/1/2028	22,071
3,989	6.500%, 11/1/2028	4,528
906	7.000%, 11/1/2028	1,046
8,861	6.000%, 12/1/2028	9,952
14,692	7.000%, 12/1/2028	16,956
11,770	6.000%, 3/1/2029	13,217
10,557	6.500%, 6/1/2029	11,992
16,171	6.000%, 7/1/2029	18,160
24,589	7.500%, 8/1/2029	27,660
7,897	7.000%, 11/1/2029	9,117
11,888	7.000%, 11/1/2029	13,725
7,260	8.500%, 4/1/2030	8,454
7,910	7.500%, 8/1/2030	8,906
40,004	6.500%, 7/1/2031	45,444
14,043	6.500%, 10/1/2031	15,952
17,098	6.500%, 12/1/2031	19,422
23,916	6.500%, 5/1/2032	27,176
106,786	6.500%, 7/1/2032	121,342
3,125,000	3.500%, 1/1/2044[c]	3,104,248
4,100,000	4.000%, 1/1/2044[c]	4,220,438
1,500,000	4.500%, 1/1/2044[c]	1,589,355
	Government National Mortgage Association 15-Yr. Pass Through
1,916	6.000%, 7/15/2014	1,943
	Government National Mortgage Association 30-Yr. Pass Through
2,593	9.500%, 1/15/2025	3,061
8,933	7.000%, 1/15/2026	10,294
7,366	7.000%, 1/15/2026	8,489
7,860	6.000%, 5/15/2026	8,763
8,160	7.000%, 6/15/2026	9,404
6,027	8.500%, 6/15/2026	6,983
2,150	8.500%, 7/15/2026	2,491
7,666	8.000%, 9/15/2026	8,775
3,102	7.500%, 10/15/2026	3,510
1,233	8.000%, 11/15/2026	1,411
461	8.500%, 11/15/2026	534
1,505	9.000%, 12/15/2026	1,758
11,571	7.500%, 4/15/2027	13,106
3,841	8.000%, 6/20/2027	4,397
330	8.000%, 8/15/2027	378
26,122	6.500%, 10/15/2027	29,687
10,681	7.000%, 10/15/2027	12,336
20,696	7.000%, 11/15/2027	23,903
985	7.000%, 11/15/2027	1,137
51,209	7.000%, 7/15/2028	59,251
14,841	7.500%, 7/15/2028	16,828
22,144	6.500%, 9/15/2028	25,195
30,998	6.000%, 12/15/2028	34,976
19,027	6.500%, 1/15/2029	21,670
109,207	6.500%, 3/15/2029	124,374
19,488	6.500%, 4/15/2029	22,194
11,129	7.000%, 4/15/2029	12,875
34,544	6.000%, 6/15/2029	38,914
18,488	7.000%, 6/15/2029	21,389
9,873	8.000%, 5/15/2030	11,333
21,458	7.000%, 9/15/2031	24,808
22,324	6.500%, 2/15/2032	25,469
	Vericrest Opportunity Loan Transferee
550,000	3.625%, 3/25/2054[g]	547,635
498,673	3.625%, 4/25/2055[g]	496,738

	Total	14,728,320

Technology (0.8%)
	Alliance Data Systems Corporation
227,936	6.375%, 4/1/2020[h]	238,763
	BMC Software Finance, Inc.
227,936	8.125%, 7/15/2021[h]	234,774
	CommScope, Inc.
193,000	8.250%, 1/15/2019[h]	211,576
	Computer Sciences Corporation
130,000	2.500%, 9/15/2015	132,693
	EMC Corporation
130,000	1.875%, 6/1/2018	128,523
	First Data Corporation
227,936	7.375%, 6/15/2019[h]	243,322
	Freescale Semiconductor, Inc.
245,000	6.000%, 1/15/2022[h]	248,063
	Hewlett-Packard Company
136,000	3.300%, 12/9/2016	142,341
	Iron Mountain, Inc.
227,936	6.000%, 8/15/2023	233,634
	Oracle Corporation
134,000	1.200%, 10/15/2017	131,864
	Tyco Electronics Group SA
130,000	6.550%, 10/1/2017	148,772
	Xerox Corporation
130,000	7.200%, 4/1/2016	145,815

	Total	2,240,140

Transportation (0.5%)
	Avis Budget Car Rental, LLC
227,936	8.250%, 1/15/2019	248,450
	Continental Airlines, Inc.
216,385	6.250%, 4/11/2020	229,909
	Delta Air Lines, Inc.
102,204	4.950%, 5/23/2019	110,891
81,834	4.750%, 5/7/2020	87,562
	ERAC USA Finance, LLC
132,000	1.400%, 4/15/2016[h]	132,104
	Hertz Corporation
273,000	6.750%, 4/15/2019	294,158
	Kansas City Southern de Mexico SA de CV
130,000	0.937%, 10/28/2016[e]	130,035

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (30.1%)	Value
Transportation (0.5%) - continued
	United Air Lines, Inc.
$78,632	10.400%, 11/1/2016	$89,248

	Total	1,322,357

U.S. Government and Agencies (0.5%)
	U.S. Treasury Notes
1,250,000	0.250%, 9/30/2015	1,248,877

	Total	1,248,877

Utilities (1.3%)
	Access Midstream Partners, LP
325,000	4.875%, 5/15/2023	313,625
	AES Corporation
227,936	7.375%, 7/1/2021	256,998
	Atlas Pipeline Partners, LP
273,000	4.750%, 11/15/2021[h]	249,795
	Buckeye Partners, LP
176,000	2.650%, 11/15/2018	173,414
	Constellation Energy Group, Inc.
130,000	5.150%, 12/1/2020	138,333
	Dayton Power and Light Company
130,000	1.875%, 9/15/2016[h]	131,062
	DCP Midstream Operating, LP
86,000	2.500%, 12/1/2017	85,630
	Enel Finance International NV
132,000	3.875%, 10/7/2014[h]	134,862
80,000	5.125%, 10/7/2019[h]	85,412
	Energy Transfer Partners, LP
172,000	4.650%, 6/1/2021	176,926
	Enterprise Products Operating, LLC
132,000	1.250%, 8/13/2015	132,877
	Korea Western Power Company, Ltd.
176,000	2.875%, 10/10/2018[h]	174,977
	MidAmerican Energy Holdings Company
161,000	1.100%, 5/15/2017[h]	160,129
186,000	5.750%, 4/1/2018	212,318
	NiSource Finance Corporation
195,000	6.400%, 3/15/2018	224,410
	NRG Energy, Inc.
227,936	6.625%, 3/15/2023	229,645
	ONEOK Partners, LP
264,000	6.150%, 10/1/2016	296,465
88,000	2.000%, 10/1/2017	87,570
75,000	3.200%, 9/15/2018	76,689
	Pacific Gas & Electric Company
88,000	5.625%, 11/30/2017	99,702
	PPL Capital Funding, Inc.
206,000	1.900%, 6/1/2018	201,152

	Total	3,641,991

	Total Long-Term Fixed Income (cost $83,443,967)	82,825,711

Shares or Principal Amount	Short-Term Investments (6.7%)[l]
	Federal Home Loan Bank Discount Notes
100,000	0.110%, 5/1/2014[m]	99,963
100,000	0.120%, 5/28/2014[m]	99,951
	Thrivent Cash Management Trust
18,302,791	0.060%	18,302,791

	Total Short-Term Investments (at amortized cost)	18,502,705

	Total Investments (cost $269,528,660) 105.1%	$289,165,302

	Other Assets and Liabilities, Net (5.1%)	(14,148,105)

	Total Net Assets 100.0%	$275,017,197

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Non-income producing security.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2013.
f	All or a portion of the security is insured or guaranteed.
g	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Income Plus Portfolio owned as of December 31, 2013.

Security	Acquisition Date	Cost
JBS Finance II, Ltd., 1/29/2018	8/19/2013	$237,668
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	789,180
Vericrest Opportunity Loan Transferee, 4/25/2055	11/21/2013	496,760
Vericrest Opportunity Loan Transferee, 3/25/2054	12/11/2013	547,619
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	680,851

h	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2013, the value of these investments was $13,261,797 or 4.8% of total net assets.
i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	Defaulted security. Interest is not being accrued.
k	Security is fair valued.
l	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Portfolio

Schedule of Investments as of December 31, 2013

m	At December 31, 2013, $199,914 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that
buys, develops, manages and/or sells real estate
assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$23,558,280
Gross unrealized depreciation	(4,839,139)

Net unrealized appreciation (depreciation)	$18,719,141

Cost for federal income tax purposes	$270,446,161

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Balanced Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	1,865,526	—	1,865,526	—
Capital Goods	2,486,450	—	2,486,450	—
Communications Services	14,871,871	—	14,871,871	—
Consumer Cyclical	8,033,762	—	8,033,762	—
Consumer Non-Cyclical	6,380,846	—	6,380,846	—
Energy	1,210,969	—	1,210,969	—
Financials	2,517,440	—	2,517,440	—
Technology	2,612,101	—	2,612,101	—
Transportation	2,159,044	—	2,159,044	—
Utilities	1,256,878	—	1,256,878	—
Common Stock
Consumer Discretionary	23,863,594	23,863,594	—	—
Consumer Staples	11,819,057	8,484,359	3,334,698	—
Energy	13,842,881	13,842,881	—	—
Financials	27,503,843	27,503,843	—	—
Health Care	14,432,558	14,432,558	—	—
Industrials	19,185,878	19,185,878	—	—
Information Technology	25,492,949	25,492,949	—	—
Materials	4,818,993	4,818,993	—	—
Utilities	3,482,246	3,482,246	—	—
Long-Term Fixed Income
Asset-Backed Securities	3,558,460	—	3,558,460	—
Basic Materials	2,284,164	—	2,284,164	—
Capital Goods	2,344,787	—	2,344,787	—
Collateralized Mortgage Obligations	10,128,677	—	10,128,677	—
Commercial Mortgage-Backed Securities	1,957,192	—	1,957,192	—
Communications Services	6,488,396	—	6,488,396	—
Consumer Cyclical	3,742,034	—	3,742,034	—
Consumer Non-Cyclical	7,197,626	—	7,197,626	—
Energy	4,735,029	—	4,735,029	—
Financials^	17,207,661	—	16,620,204	587,457
Mortgage-Backed Securities	14,728,320	—	14,728,320	—
Technology	2,240,140	—	2,240,140	—
Transportation	1,322,357	—	1,322,357	—
U.S. Government and Agencies	1,248,877	—	1,248,877	—
Utilities	3,641,991	—	3,641,991	—
Short-Term Investments	18,502,705	18,302,791	199,914	—

Total	$289,165,302	$159,410,092	$129,167,753	$587,457

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	108,951	108,951	—	—

Total Asset Derivatives	$108,951	$108,951	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	6	March 2014	$2,652,699	$2,761,650	$108,951
Total Futures Contracts					$108,951

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	108,951
Total Equity Contracts		108,951

Total Asset Derivatives		$108,951

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	941,503
Total Equity Contracts		941,503
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(6,968)
Total Foreign Exchange Contracts		(6,968)

Total		$934,535

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Balanced Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	167,533
Total Equity Contracts		167,533

Total		$167,533

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Income Plus Portfolio

Schedule of Investments as of December 31, 2013

The following table presents Balanced Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts	$3,741,104	1.5%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$30,310	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$1,012,103	$7,638,196	$8,650,299	—	$—	$3,414
Cash Management Trust- Short Term Investment	20,676,563	171,377,930	173,751,702	18,302,791	18,302,791	19,515
Total Value and Income Earned	21,688,666				18,302,791	22,929

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (12.3%)[a]	Value
Basic Materials (0.6%)
	Alpha Natural Resources, Inc., Term Loan
$329,171	3.500%, 5/22/2020	$323,246
	Fortescue Metals Group, Ltd., Term Loan
940,387	4.250%, 6/30/2019	951,851
	Ineos Group Holdings, Ltd., Term Loan
872,030	4.000%, 5/4/2018	874,210

	Total	2,149,307

Capital Goods (0.7%)
	ADS Waste Holdings, Term Loan
594,000	4.250%, 10/9/2019	596,637
	Berry Plastics Group, Inc., Term Loan
595,500	3.500%, 2/8/2020	593,017
	Rexnord, LLC, Term Loan
598,500	4.000%, 8/21/2020	599,745
	Silver II Borrower, Term Loan
587,985	4.000%, 12/13/2019	588,596

	Total	2,377,995

Communications Services (3.6%)
	Charter Communications Operating, LLC, Term Loan
597,000	3.000%, 12/31/2020	591,776
	Cincinnati Bell, Inc., Term Loan
299,250	4.000%, 9/10/2020	299,624
	Clear Channel Communications, Inc., Term Loan
7,153	3.819%, 1/29/2016	6,920
570,744	6.919%, 1/30/2019	544,347
132,102	7.669%, 7/30/2019	130,039
	Cumulus Media Holdings, Inc., Term Loan
457,844	0.000%, 12/23/2020[b,c]	460,133
	Fairpoint Communications, Term Loan
59,699	7.500%, 2/14/2019[b,c]	61,625
	Grande Communications Networks, LLC, Term Loan
796,000	4.500%, 5/29/2020	794,344
	Hargray Communications Group, Inc., Term Loan
597,000	4.750%, 6/26/2019	599,985
	Integra Telecom Holdings, Inc., Term Loan
595,500	5.250%, 2/22/2019	602,694
	Level 3 Communications, Inc., Term Loan
800,000	4.000%, 1/15/2020	805,504
	LTS Buyer, LLC, Term Loan
908,654	4.500%, 4/13/2020	911,780
	McGraw-Hill Global Education Holdings, LLC, Term Loan
540,634	9.000%, 3/22/2019	549,868
	NEP Broadcasting, LLC, Term Loan
792,000	4.750%, 1/22/2020	794,178
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
588,416	5.500%, 7/31/2018	588,663
	RCN Telecom Services, LLC, Term Loan
585,895	4.500%, 3/1/2020	590,078
	TNS, Inc., Term Loan
566,667	5.000%, 2/14/2020	569,324
	Univision Communications, Inc., Term Loan
446,625	4.500%, 2/28/2020	448,581
99,499	4.500%, 3/1/2020	100,032
357,056	4.500%, 3/1/2020	358,620
	Virgin Media Investment Holdings, Ltd., Term Loan
600,000	3.500%, 6/8/2020	600,900
	Visant Corporation, Term Loan
832,162	5.250%, 12/22/2016	818,989
	WideOpenWest Finance, LLC, Term Loan
635,548	4.750%, 4/1/2019	638,091
	WMG Acquisition Corporation, Term Loan
598,500	3.750%, 7/1/2020	598,051
	Zayo Group, LLC, Term Loan
593,972	4.000%, 7/2/2019	594,108

	Total	13,058,254

Consumer Cyclical (2.8%)
	Bally Technologies, Inc., Term Loan
473,813	4.250%, 11/25/2020[b,c]	476,921
	Booz Allen Hamilton, Inc., Term Loan
298,489	3.750%, 7/31/2019	299,181
	Burlington Coat Factory Warehouse Corporation, Term Loan
567,514	4.250%, 2/23/2017	572,480
	Caesars Entertainment Resot Properties, LLC, Term Loan
570,000	7.000%, 10/11/2020[b,c]	566,438
	Cenveo Corporation, Term Loan
366,583	6.250%, 2/13/2017	368,112
	Ceridian Corporation, Term Loan
600,000	4.415%, 5/9/2017	601,686
	Chrysler Group, LLC, Term Loan
496,183	3.875%, 5/24/2017	499,145
	Golden Nugget, Inc., Delayed Draw
67,500	5.500%, 11/21/2019	68,428
	Golden Nugget, Inc., Term Loan
157,500	5.500%, 11/21/2019	159,666
	Hilton Worldwide Finance, LLC, Term Loan
236,842	4.000%, 10/26/2020	238,618
	J.C. Penney Corporation, Inc., Term Loan
597,000	6.000%, 5/22/2018	583,269

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (12.3%)[a]	Value
Consumer Cyclical (2.8%) - continued
	Las Vegas Sands, LLC, Term Loan
$500,000	0.000%, 12/17/2020[b,c]	$499,325
	Marina District Finance Company, Inc., Term Loan
450,000	0.000%, 8/15/2018[b,c]	451,409
	MGM Resorts International, Term Loan
1,228,794	3.500%, 12/20/2019	1,231,104
	Mohegan Tribal Gaming Authority, Term Loan
450,000	5.500%, 11/19/2019	456,471
	Pinnacle Entertainment, Inc., Term Loan
597,000	3.750%, 8/13/2020	599,089
	ROC Finance, LLC, Term Loan
598,500	5.000%, 6/20/2019	572,130
	Scientific Games International, Inc., Term Loan
600,000	4.250%, 10/18/2020	600,150
	Seminole Indian Tribe of Florida, Term Loan
568,500	3.000%, 4/29/2020	567,255
	Toys R Us, Inc., Term Loan
840,052	5.250%, 5/25/2018	707,223

	Total	10,118,100

Consumer Non-Cyclical (1.2%)
	Albertsons, Inc., Term Loan
696,749	4.750%, 3/21/2019[b,c]	699,940
	Biomet, Inc., Term Loan
995,000	3.670%, 7/25/2017	1,000,602
	CHS/Community Health Systems, Inc., Term Loan
450,000	3.737%, 1/25/2017	453,303
	McJunkin Red Man Corporation, Term Loan
448,875	5.000%, 11/8/2019	454,486
	Roundy’s Supermarkets, Inc., Term Loan
490,437	5.750%, 2/13/2019	489,902
	Supervalu, Inc., Term Loan
791,791	5.000%, 3/21/2019	798,593
	Van Wagner Communications, LLC, Term Loan
623,700	6.250%, 8/3/2018	630,717

	Total	4,527,543

Energy (0.7%)
	Arch Coal, Inc., Term Loan
798,722	6.250%, 5/16/2018	786,909
	Chesapeake Energy Corporation, Term Loan
885,000	5.750%, 12/2/2017	902,700
	Offshore Group Investment, Ltd., Term Loan
297,750	5.750%, 3/28/2019	301,007
	Pacific Drilling SA, Term Loan
597,000	4.500%, 6/3/2018	603,346

	Total	2,593,962

Financials (0.5%)
	Harland Clarke Holdings Corporation, Term Loan
592,500	7.000%, 5/22/2018	596,096
	Intelsat Jackson Holdings SA, Term Loan
556,029	3.750%, 6/30/2019	559,765
	WaveDivision Holdings, LLC, Term Loan
594,000	4.000%, 10/12/2019	596,228

	Total	1,752,089

Technology (1.0%)
	BMC Software, Inc., Term Loan
600,000	5.000%, 9/10/2020	602,814
	First Data Corporation Extended, Term Loan
900,000	4.166%, 3/23/2018	900,621
	Freescale Semiconductor, Inc., Term Loan
595,500	5.000%, 3/1/2020	601,134
	Infor US, Inc., Term Loan
319,713	5.250%, 4/5/2018	320,445
135,000	0.000%, 6/3/2020[b,c]	134,691
	SunGard Data Systems, Inc., Term Loan
990,000	4.500%, 1/31/2020	994,128

	Total	3,553,833

Transportation (0.8%)
	American Airlines, Inc., Term Loan
1,069,625	3.750%, 6/27/2019	1,074,973
	American Petroleum Tankers Parent, LLC, Term Loan
555,651	4.750%, 10/2/2019	555,651
	Delta Air Lines, Inc., Term Loan
764,006	3.500%, 4/20/2017	766,328
	U.S. Airways, Inc., Term Loan
600,000	4.000%, 5/23/2019	603,450

	Total	3,000,402

Utilities (0.4%)
	Calpine Corporation, Term Loan
444,289	4.000%, 4/1/2018	446,853
75,000	4.000%, 10/31/2020	75,402
	Intergen NV, Term Loan
597,000	5.500%, 6/15/2020	601,478
	NGPL PipeCo, LLC, Term Loan
417,291	6.750%, 9/15/2017	387,993

	Total	1,511,726

	Total Bank Loans (cost $44,534,129)	44,643,211

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (45.0%)	Value
Asset-Backed Securities (1.3%)
	Asset Backed Securities Corporation Home Equity Loan Trust
$820,584	0.305%, 7/25/2036[d]	$729,280
981,387	0.325%, 11/25/2036[d]	753,279
	Countrywide Asset-Backed Certificates
672,426	5.530%, 4/25/2047	615,408
	GSAA Home Equity Trust
939,001	0.435%, 7/25/2037[d]	797,243
	J.P. Morgan Mortgage Trust
656,365	2.716%, 2/25/2036	586,406
	Renaissance Home Equity Loan Trust
448,729	5.746%, 5/25/2036	333,857
632,000	6.011%, 5/25/2036	442,671
950,000	5.797%, 8/25/2036	589,599

	Total	4,847,743

Basic Materials (0.9%)
	ArcelorMittal
570,000	6.000%, 3/1/2021	604,200
	BHP Billiton Finance USA, Ltd.
128,000	2.050%, 9/30/2018	127,984
	Dow Chemical Company
64,000	8.550%, 5/15/2019	82,636
	FMG Resources Pty. Ltd.
320,000	6.875%, 2/1/2018[e]	336,800
	Freeport-McMoRan Copper & Gold, Inc.
75,000	2.375%, 3/15/2018	74,817
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
670,000	8.875%, 2/1/2018	695,962
	Ineos Finance plc
570,000	7.500%, 5/1/2020[e]	624,863
	Inmet Mining Corporation
570,000	7.500%, 6/1/2021[e]	595,650
	LyondellBasell Industries NV
64,000	5.000%, 4/15/2019	71,080
64,000	6.000%, 11/15/2021	73,607
	Xstrata Finance Canada, Ltd.
96,000	2.050%, 10/23/2015[e]	97,222

	Total	3,384,821

Capital Goods (1.0%)
	Case New Holland, Inc.
170,000	7.875%, 12/1/2017	200,600
	CNH Capital, LLC
410,000	3.625%, 4/15/2018	415,638
	Crown Cork & Seal Company, Inc.
410,000	7.375%, 12/15/2026	453,050
	Northrop Grumman Corporation
200,000	1.750%, 6/1/2018	195,112
	Reynolds Group Issuer, Inc.
160,000	5.750%, 10/15/2020	163,200
410,000	6.875%, 2/15/2021	441,775
	Roper Industries, Inc.
150,000	1.850%, 11/15/2017	148,689
	RSC Equipment Rental, Inc.
160,000	8.250%, 2/1/2021	180,400
	Textron, Inc.
300,000	7.250%, 10/1/2019	347,304
	Trinseo Materials Operating SCA
570,000	8.750%, 2/1/2019[e]	588,525
	United Rentals North America, Inc.
410,000	7.375%, 5/15/2020	454,587

	Total	3,588,880

Collateralized Mortgage Obligations (14.8%)
	Adjustable Rate Mortgage Trust
1,072,000	2.845%, 11/25/2035	892,171
	Alternative Loan Trust
1,317,473	6.000%, 6/25/2036	1,124,401
	American Home Mortgage Investment Trust
1,549,146	6.250%, 12/25/2036	873,525
	Banc of America Alternative Loan Trust
559,671	0.665%, 4/25/2035[d]	464,874
1,493,304	6.000%, 11/25/2035	1,231,304
	Banc of America Funding Corporation
383,382	5.019%, 5/20/2036	319,656
	Bear Stearns Adjustable Rate Mortgage Trust
328,425	2.430%, 10/25/2035[d]	322,578
356,664	2.571%, 2/25/2036	281,486
	Citicorp Mortgage Securities Trust
596,243	6.000%, 5/25/2037	597,683
	Citigroup Mortgage Loan Trust, Inc.
471,070	5.500%, 11/25/2035	417,953
1,357,279	2.971%, 3/25/2037	984,484
	CitiMortgage Alternative Loan Trust
661,843	5.750%, 4/25/2037	556,681
	Countrywide Alternative Loan Trust
496,861	0.565%, 2/25/2035[d]	432,795
1,226,671	2.523%, 10/25/2035	1,050,402
884,032	5.066%, 10/25/2035	713,015
521,553	5.500%, 2/25/2036	465,719
278,221	6.000%, 4/25/2036	229,139
674,127	6.500%, 8/25/2036	459,188
240,406	6.000%, 1/25/2037	204,227
1,034,365	5.500%, 5/25/2037	859,659
	Countrywide Home Loan Mortgage Pass Through Trust
676,653	2.586%, 11/25/2035	551,876
707,119	5.085%, 2/20/2036	616,954
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
146,075	5.500%, 10/25/2021	139,876
447,425	0.365%, 11/25/2035[d]	276,907
957,877	5.500%, 11/25/2035	869,591
988,677	0.900%, 4/25/2047[d]	815,946

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (45.0%)	Value
Collateralized Mortgage Obligations (14.8%) - continued
	Federal Home Loan Mortgage Corporation
$9,088,823	2.500%, 12/15/2022[f]	$774,482
2,665,075	2.500%, 5/15/2027[f]	302,420
2,967,006	2.500%, 2/15/2028[f]	361,048
8,890,433	2.500%, 3/15/2028[f]	1,066,037
4,878,876	3.000%, 4/15/2028 [f]	613,842
3,779,053	3.000%, 2/15/2033[f]	577,389
	Federal National Mortgage Association
3,803,129	2.500%, 2/25/2028 [f]	467,294
3,276,904	3.000%, 4/25/2028[f]	475,572
3,728,223	3.500%, 1/25/2033[f]	665,245
	First Horizon Alternative Mortgage Securities Trust
1,043,292	2.250%, 3/25/2035	911,053
	First Horizon Mortgage Pass- Through Trust
1,081,295	2.534%, 8/25/2037	888,692
	Government National Mortgage Association
4,735,164	4.000%, 1/16/2027[f]	673,077
	Greenpoint Mortgage Funding Trust
767,100	0.365%, 10/25/2045[d]	574,704
	GSR Mortgage Loan Trust
268,561	0.355%, 8/25/2046[d]	264,356
	HomeBanc Mortgage Trust
435,508	2.409%, 4/25/2037	302,852
1,277,479	0.465%, 5/25/2037[d]	997,896
	IndyMac IMJA Mortgage Loan Trust
1,018,521	6.250%, 11/25/2037	908,453
	J.P. Morgan Alternative Loan Trust
958,678	6.500%, 3/25/2036	840,453
	J.P. Morgan Mortgage Trust
245,605	6.500%, 1/25/2035	236,844
1,228,810	2.867%, 8/25/2035	1,220,979
517,973	2.665%, 10/25/2036	429,217
1,071,309	0.545%, 1/25/2037[d]	700,846
780,532	2.530%, 1/25/2037	688,077
543,262	6.250%, 8/25/2037	380,102
	Lehman Mortgage Trust
656,346	0.915%, 12/25/2035[d]	452,353
	Lehman XS Trust
960,000	5.500%, 9/25/2035	830,010
	Master Asset Securitization Trust
697,049	0.665%, 6/25/2036[d]	437,795
	MASTR Alternative Loans Trust
249,169	6.500%, 7/25/2034	249,345
583,398	0.615%, 12/25/2035[d]	316,331
	Morgan Stanley Mortgage Loan Trust
604,350	5.319%, 11/25/2035	445,441
	MortgageIT Trust
1,131,920	0.425%, 12/25/2035[d]	1,036,962
	New Century Alternative Mortgage Loan Trust
1,325,554	6.167%, 7/25/2036	888,345
	RALI Trust
767,621	5.750%, 4/25/2037	599,601
1,111,801	6.250%, 4/25/2037	895,799
439,610	6.000%, 6/25/2037	328,533
	Residential Accredit Loans, Inc.
930,174	5.750%, 9/25/2035	819,336
1,021,017	6.000%, 1/25/2037	794,404
	Residential Asset Securitization Trust
711,584	5.500%, 4/25/2035	701,601
884,103	0.545%, 8/25/2037[d]	275,832
	RFMSI Trust
1,115,680	5.750%, 2/25/2036	980,729
1,537,729	6.000%, 7/25/2037	1,369,691
	Sequoia Mortgage Trust
1,859,945	2.631%, 9/20/2046	1,568,112
	Structured Adjustable Rate Mortgage Loan Trust
326,532	5.500%, 12/25/2034	315,900
447,706	2.715%, 9/25/2035	379,238
804,690	4.949%, 5/25/2036	612,188
	Structured Asset Mortgage Investments, Inc.
1,638,903	0.475%, 12/25/2035[d]	1,213,801
908,186	0.375%, 5/25/2046[d]	671,237
	WaMu Mortgage Pass Through Certificates
978,283	4.713%, 8/25/2036	881,808
799,263	2.065%, 11/25/2036	671,954
146,215	2.402%, 8/25/2046	126,198
933,809	2.213%, 3/25/2047[d]	729,318
	Washington Mutual Alternative Mortgage Pass Through Certificates
785,755	0.765%, 6/25/2035[d]	564,780
1,044,605	6.000%, 11/25/2035	862,049
771,553	0.889%, 2/25/2047[d]	518,660
	Wells Fargo Mortgage Backed Securities Trust
1,647,741	2.632%, 7/25/2036	1,526,998
723,802	6.000%, 7/25/2037	684,764

	Total	53,822,133

Commercial Mortgage-Backed Securities (0.5%)
	Credit Suisse Mortgage Capital Certificates
1,000,000	5.509%, 9/15/2039	1,073,750
	Greenwich Capital Commercial Funding Corporation
650,000	5.867%, 12/10/2049	712,223

	Total	1,785,973

Communications Services (2.6%)
	America Movil SAB de CV
62,000	5.000%, 10/16/2019	67,735
	American Tower Corporation
93,000	7.000%, 10/15/2017	107,191
	AT&T, Inc.
205,000	2.400%, 8/15/2016	210,811

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (45.0%)	Value
Communications Services (2.6%) - continued
	CBS Corporation
$96,000	8.875%, 5/15/2019	$122,739
	CC Holdings GS V, LLC
160,000	2.381%, 12/15/2017	158,477
	CenturyLink, Inc.
570,000	5.625%, 4/1/2020	579,975
	Cequel Communications Escrow 1, LLC
410,000	6.375%, 9/15/2020[e]	420,250
	DIRECTV Holdings, LLC
110,000	3.500%, 3/1/2016	115,466
64,000	5.875%, 10/1/2019	72,498
	Dish DBS Corporation
90,000	6.750%, 6/1/2021	95,400
	Hughes Satellite Systems Corporation
570,000	6.500%, 6/15/2019	617,025
	Intelsat Jackson Holdings SA
570,000	7.250%, 4/1/2019	615,600
	Level 3 Financing, Inc.
730,000	8.625%, 7/15/2020	817,600
	Nara Cable Funding, Ltd.
570,000	8.875%, 12/1/2018[e]	612,750
	NBC Universal Enterprise, Inc.
93,000	1.662%, 4/15/2018[e]	90,830
	News America, Inc.
64,000	4.500%, 2/15/2021	68,600
	SBA Tower Trust
200,000	3.598%, 4/16/2043[e]	195,495
	Sprint Communications, Inc.
570,000	9.000%, 11/15/2018[e]	686,850
	Telefonica Emisiones SAU
128,000	3.992%, 2/16/2016	134,451
126,000	3.192%, 4/27/2018	128,321
	T-Mobile USA, Inc.
570,000	6.633%, 4/28/2021	599,925
	Univision Communications, Inc.
160,000	6.875%, 5/15/2019[e]	171,000
410,000	7.875%, 11/1/2020[e]	450,487
	UPCB Finance V, Ltd.
570,000	7.250%, 11/15/2021[e]	618,450
	Verizon Communications, Inc.
220,000	2.500%, 9/15/2016	227,488
91,000	1.993%, 9/14/2018[d]	95,686
175,000	3.650%, 9/14/2018	185,249
	Wind Acquisition Finance SA
330,000	11.750%, 7/15/2017[e]	351,037
240,000	7.250%, 2/15/2018[e]	252,600
	Windstream Corporation
570,000	7.750%, 10/1/2021	604,200

	Total	9,474,186

Consumer Cyclical (1.8%)
	Brookfield Residential Properties, Inc.
570,000	6.500%, 12/15/2020[e]	591,375
	Chrysler Group, LLC
530,000	8.000%, 6/15/2019	585,650
	Ford Motor Credit Company, LLC
225,000	3.984%, 6/15/2016	239,265
277,000	1.500%, 1/17/2017	276,876
93,000	3.000%, 6/12/2017	96,657
70,000	6.625%, 8/15/2017	81,090
	Gap, Inc.
200,000	5.950%, 4/12/2021	220,995
	General Motors Company
124,000	3.500%, 10/2/2018[e]	126,790
	General Motors Financial Company, Inc.
570,000	3.250%, 5/15/2018[e]	570,000
	Hilton Worldwide Finance, LLC
570,000	5.625%, 10/15/2021[e]	591,375
	Home Depot, Inc.
64,000	3.950%, 9/15/2020	68,281
	Jaguar Land Rover Automotive plc
200,000	4.125%, 12/15/2018[e]	201,250
420,000	5.625%, 2/1/2023[e]	420,000
	L Brands, Inc.
570,000	5.625%, 2/15/2022	582,825
	Lennar Corporation
410,000	12.250%, 6/1/2017	527,362
160,000	4.125%, 12/1/2018	160,800
	Macy’s Retail Holdings, Inc.
260,000	6.700%, 7/15/2034	295,845
	Toll Brothers Finance Corporation
124,000	4.000%, 12/31/2018	126,170
	Toys R Us Property Company II, LLC
310,000	8.500%, 12/1/2017	319,300
	Wynn Las Vegas, LLC
570,000	5.375%, 3/15/2022	575,700

	Total	6,657,606

Consumer Non-Cyclical (2.3%)
	AbbVie, Inc.
186,000	1.750%, 11/6/2017	185,681
	Altria Group, Inc.
114,000	9.700%, 11/10/2018	149,841
	Anheuser-Busch InBev Worldwide, Inc.
128,000	7.750%, 1/15/2019	159,828
	Beam, Inc.
64,000	5.375%, 1/15/2016	69,264
	Biomet, Inc.
570,000	6.500%, 8/1/2020	598,500
	Boston Scientific Corporation
93,000	6.000%, 1/15/2020	106,767
	Bunge Limited Finance Corporation
125,000	4.100%, 3/15/2016	131,993
	Celgene Corporation
118,000	1.900%, 8/15/2017	117,442
	CHS/Community Health Systems, Inc.
570,000	7.125%, 7/15/2020	591,375
	ConAgra Foods, Inc.
160,000	2.100%, 3/15/2018	158,241
	CVS Caremark Corporation
64,000	2.250%, 12/5/2018	63,981
	Endo Health Solutions, Inc.
410,000	7.000%, 12/15/2020	438,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (45.0%)	Value
Consumer Non-Cyclical (2.3%) - continued
	Endo Pharmaceuticals Holdings, Inc.
$160,000	7.000%, 7/15/2019	$171,200
	Express Scripts Holding Company
124,000	2.650%, 2/15/2017	127,804
	Gilead Sciences, Inc.
85,000	3.050%, 12/1/2016	89,749
	Hawk Acquisition Sub, Inc.
570,000	4.250%, 10/15/2020[e]	551,475
	Health Management Associates, Inc.
410,000	7.375%, 1/15/2020	458,687
	Hospira, Inc.
560,000	5.200%, 8/12/2020	581,008
	IMS Health, Inc.
250,000	12.500%, 3/1/2018[e]	295,625
320,000	6.000%, 11/1/2020[e]	340,000
	Kroger Company
128,000	1.200%, 10/17/2016	128,055
	Lorillard Tobacco Company
157,000	8.125%, 6/23/2019	191,249
	Mallinckrodt International Finance SA
100,000	3.500%, 4/15/2018[e]	98,099
	Medco Health Solutions, Inc.
100,000	7.125%, 3/15/2018	118,827
	Mylan, Inc.
173,000	1.350%, 11/29/2016	172,683
	Pernod Ricard SA
64,000	2.950%, 1/15/2017[e]	66,094
64,000	5.750%, 4/7/2021[e]	70,545
	Perrigo Company, Ltd.
124,000	1.300%, 11/8/2016[e]	123,570
62,000	2.300%, 11/8/2018[e]	61,196
	SABMiller plc
130,000	6.500%, 7/15/2018[e]	153,462
	Safeway, Inc.
185,000	3.400%, 12/1/2016	192,476
	Spectrum Brands Escrow Corporation
570,000	6.375%, 11/15/2020[e]	608,475
	Thermo Fisher Scientific, Inc.
128,000	1.300%, 2/1/2017	127,444
128,000	2.400%, 2/1/2019	126,808
	Valeant Pharmaceuticals International
160,000	6.875%, 12/1/2014[e]	171,200
	VPII Escrow Corporation
410,000	7.500%, 7/15/2021[e]	449,975
	Watson Pharmaceuticals, Inc.
149,000	1.875%, 10/1/2017	147,446

	Total	8,394,765

Energy (1.8%)
	BP Capital Markets plc
124,000	0.658%, 11/7/2016[d]	124,524
128,000	2.241%, 9/26/2018	128,369
	CNOOC, Ltd.
124,000	1.125%, 5/9/2016	123,543
	Concho Resources, Inc.
570,000	5.500%, 10/1/2022	588,525
	Continental Resources, Inc.
160,000	7.125%, 4/1/2021	181,400
	Devon Energy Corporation
128,000	1.200%, 12/15/2016	127,946
	Enbridge Energy Partners, LP
810,000	8.050%, 10/1/2037	896,634
	Energy Transfer Partners, LP
62,000	6.700%, 7/1/2018	71,985
	EQT Corporation
62,000	8.125%, 6/1/2019	75,217
	Gazprom Neft OAO Via GPN Capital SA
475,000	6.000%, 11/27/2023[e]	482,125
	Hess Corporation
95,000	8.125%, 2/15/2019	118,001
	Linn Energy, LLC
570,000	7.000%, 11/1/2019[e]	575,700
	Lukoil International Finance BV
64,000	3.416%, 4/24/2018[e]	64,560
	MEG Energy Corporation
160,000	6.500%, 3/15/2021[e]	168,400
410,000	6.375%, 1/30/2023[e]	412,563
	Oasis Petroleum, Inc.
570,000	6.875%, 1/15/2023	607,050
	Offshore Group Investment, Ltd.
570,000	7.500%, 11/1/2019	619,875
	Petrobras Global Finance BV
145,000	2.000%, 5/20/2016	144,885
	Range Resources Corporation
570,000	5.000%, 8/15/2022	560,025
	Transocean, Inc.
155,000	5.050%, 12/15/2016	171,224
	Weatherford International, Ltd.
80,000	6.000%, 3/15/2018	89,783
62,000	9.625%, 3/1/2019	79,662

	Total	6,411,996

Financials (8.8%)
	Abbey National Treasury Services plc
64,000	3.050%, 8/23/2018	65,762
	Aegon NV
720,000	2.956%, 7/29/2049[d,g]	608,400
	AGI Life Holdings, Inc.
800,000	7.570%, 12/1/2045[e]	904,000
	Ally Financial, Inc.
100,000	5.500%, 2/15/2017	108,250
	American Express Company
750,000	6.800%, 9/1/2066	799,125
	American International Group, Inc.
175,000	8.250%, 8/15/2018	218,904
	Aviation Capital Group Corporation
96,000	3.875%, 9/27/2016[e]	99,157
	Bank of America Corporation
170,000	5.750%, 8/15/2016	187,478
128,000	1.316%, 3/22/2018[d]	129,700
200,000	5.650%, 5/1/2018	227,654

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (45.0%)	Value
Financials (8.8%) - continued
$93,000	2.600%, 1/15/2019	$93,410
	Bank of New York Mellon Corporation
480,000	4.500%, 12/29/2049[g]	435,600
	Bank of Nova Scotia
128,000	1.100%, 12/13/2016	128,614
	Barclays Bank plc
100,000	5.140%, 10/14/2020	106,487
	BB&T Corporation
93,000	2.050%, 6/19/2018	92,073
	BBVA Banco Continental SA
92,000	2.250%, 7/29/2016[e]	91,540
	BBVA International Preferred SA Unipersonal
1,030,000	5.919%, 12/29/2049[g]	991,375
	BBVA US Senior SAU
160,000	4.664%, 10/9/2015	168,204
	Bear Stearns Companies, LLC
205,000	6.400%, 10/2/2017	237,915
	BNP Paribas SA
128,000	1.250%, 12/12/2016	128,094
145,000	2.375%, 9/14/2017	148,040
775,000	5.186%, 6/29/2049[e,g]	791,469
	Branch Banking and Trust Company
124,000	0.667%, 12/1/2016[d]	124,104
	Capital One Financial Corporation
93,000	6.150%, 9/1/2016	104,019
	Citigroup, Inc.
181,000	5.000%, 9/15/2014	186,156
220,000	5.500%, 2/15/2017	242,404
128,000	6.000%, 8/15/2017	145,889
128,000	8.500%, 5/22/2019	164,043
1,010,000	5.950%, 12/29/2049[g]	934,603
	CNA Financial Corporation
96,000	7.350%, 11/15/2019	116,372
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
475,000	4.625%, 12/1/2023	478,334
525,000	11.000%, 12/29/2049[e,g]	694,969
	Credit Agricole SA
124,000	1.625%, 4/15/2016[e]	124,765
	Credit Suisse AG
190,000	5.400%, 1/14/2020	211,153
	Credit Suisse Group AG
400,000	7.500%, 12/11/2049[e,g]	422,500
	CyrusOne, LP
570,000	6.375%, 11/15/2022	589,950
	Denali Borrower, LLC
570,000	5.625%, 10/15/2020[e]	565,012
	Developers Diversified Realty Corporation
96,000	7.875%, 9/1/2020	118,596
	Discover Financial Services
90,000	6.450%, 6/12/2017	101,983
	Fifth Third Bancorp
118,000	5.450%, 1/15/2017	129,681
600,000	5.100%, 12/31/2049[g]	531,000
	GE Capital Trust I
380,000	6.375%, 11/15/2067	410,400
	General Electric Capital Corporation
384,000	5.625%, 9/15/2017	436,837
44,000	1.625%, 4/2/2018	43,533
800,000	6.250%, 12/15/2049[g]	826,000
	Goldman Sachs Group, Inc.
143,000	6.250%, 9/1/2017	163,715
122,000	7.500%, 2/15/2019	148,592
134,000	5.375%, 3/15/2020	149,025
	Hartford Financial Services Group, Inc.
186,000	6.000%, 1/15/2019	213,326
	HCP, Inc.
47,000	3.750%, 2/1/2016	49,388
64,000	3.750%, 2/1/2019	66,476
	Health Care REIT, Inc.
62,000	4.700%, 9/15/2017	67,394
	HSBC Finance Corporation
155,000	6.676%, 1/15/2021	178,101
	Huntington National Bank
124,000	1.300%, 11/20/2016	124,019
	Icahn Enterprises, LP
570,000	8.000%, 1/15/2018	592,800
	ING Bank NV
74,000	3.750%, 3/7/2017[e]	77,938
	ING Capital Funding Trust III
819,000	3.847%, 12/29/2049[d,g]	815,929
	ING US, Inc.
200,000	5.650%, 5/15/2053	194,500
100,000	2.900%, 2/15/2018	102,279
	International Lease Finance Corporation
64,000	2.193%, 6/15/2016[d]	64,320
570,000	5.875%, 4/1/2019	607,050
	Intesa Sanpaolo SPA
93,000	3.125%, 1/15/2016	94,773
100,000	3.875%, 1/15/2019	99,422
	J.P. Morgan Chase & Company
175,000	3.450%, 3/1/2016	183,548
200,000	2.000%, 8/15/2017	202,871
200,000	7.900%, 4/29/2049[g]	220,500
720,000	5.150%, 5/29/2049[g]	646,200
200,000	6.000%, 12/29/2049[g]	191,250
	KeyCorp
124,000	2.300%, 12/13/2018	123,100
37,000	5.100%, 3/24/2021	40,438
	Liberty Mutual Group, Inc.
525,000	10.750%, 6/15/2058[e]	784,875
25,000	5.000%, 6/1/2021[e]	26,220
	Liberty Property, LP
103,000	5.500%, 12/15/2016	113,699
	Lincoln National Corporation
770,000	6.050%, 4/20/2067	764,225
	Lloyds TSB Bank plc
96,000	6.500%, 9/14/2020[e]	109,127
	Macquarie Bank, Ltd.
135,000	5.000%, 2/22/2017[e]	146,399
	MetLife Capital Trust IV
823,000	7.875%, 12/15/2037[e]	944,392
	MetLife, Inc.
400,000	6.400%, 12/15/2036	411,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (45.0%)	Value
Financials (8.8%) - continued
	Mizuho Corporate Bank, Ltd.
$136,000	1.550%, 10/17/2017[e]	$132,918
	Morgan Stanley
150,000	4.750%, 4/1/2014	151,192
143,000	1.750%, 2/25/2016	144,920
150,000	6.250%, 8/28/2017	171,634
100,000	5.500%, 1/26/2020	112,257
64,000	4.875%, 11/1/2022	65,514
	Murray Street Investment Trust I
220,000	4.647%, 3/9/2017	236,915
	National City Corporation
126,000	6.875%, 5/15/2019	149,302
	Nomura Holdings, Inc.
138,000	2.000%, 9/13/2016	139,141
	Omega Healthcare Investors, Inc.
100,000	5.875%, 3/15/2024	101,000
	PNC Bank NA
186,000	1.150%, 11/1/2016	186,228
	PNC Financial Services Group, Inc.
400,000	4.850%, 3/1/2049[g]	358,200
	Prologis, LP
106,000	6.625%, 5/15/2018	123,805
	Prudential Covered Trust
90,950	2.997%, 9/30/2015[e]	93,768
	Prudential Financial, Inc.
380,000	5.875%, 9/15/2042	386,175
775,000	5.625%, 6/15/2043	759,500
	QBE Capital Funding III, Ltd.
400,000	7.250%, 5/24/2041[e]	413,703
	RBS Capital Trust III
600,000	5.512%, 9/29/2049[g]	582,000
	Realty Income Corporation
78,000	2.000%, 1/31/2018	76,390
	Regions Bank
148,000	7.500%, 5/15/2018	175,126
	Reinsurance Group of America, Inc.
860,000	6.750%, 12/15/2065	853,550
160,000	5.625%, 3/15/2017	176,388
	Royal Bank of Scotland Group plc
136,000	5.050%, 1/8/2015	140,026
	Santander US Debt SAU
175,000	3.724%, 1/20/2015[e]	178,487
	SLM Corporation
100,000	6.250%, 1/25/2016	108,000
	Swiss RE Capital I, LP
823,000	6.854%, 5/29/2049[e,g]	869,911
	Ventas Realty, LP
185,000	1.550%, 9/26/2016	186,313
	Wells Fargo & Company
105,000	1.250%, 7/20/2016	105,779
186,000	2.150%, 1/15/2019	185,417
	Westpac Banking Corporation
124,000	0.668%, 11/25/2016[d]	124,175
	XLIT, Ltd.
124,000	2.300%, 12/15/2018	121,791
	ZFS Finance USA Trust II
977,000	6.450%, 12/15/2065[e]	1,042,947

	Total	31,832,917

Foreign Government (0.3%)
	Mexico Government International Bond
930,000	4.000%, 10/2/2023	920,700

	Total	920,700

Mortgage-Backed Securities (2.6%)
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
1,100,000	3.500%, 1/1/2029[c]	1,150,316
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
2,500,000	3.500%, 1/1/2044[c]	2,483,399
650,000	4.000%, 1/1/2044[c]	669,094
3,000,000	4.500%, 1/1/2044[c]	3,178,711
	Vericrest Opportunity Loan Transferee
1,000,000	3.625%, 3/25/2054[h]	995,700
698,142	3.625%, 4/25/2055[h]	695,433

	Total	9,172,653

Technology (0.8%)
	Amkor Technology, Inc.
670,000	6.625%, 6/1/2021	695,125
	CommScope, Inc.
301,000	8.250%, 1/15/2019[e]	329,971
	EMC Corporation
200,000	1.875%, 6/1/2018	197,728
	First Data Corporation
570,000	7.375%, 6/15/2019[e]	608,475
	Freescale Semiconductor, Inc.
570,000	6.000%, 1/15/2022[e]	577,125
	Oracle Corporation
97,000	1.200%, 10/15/2017	95,453
	Tyco Electronics Group SA
93,000	6.550%, 10/1/2017	106,429
	Xerox Corporation
93,000	7.200%, 4/1/2016	104,314

	Total	2,714,620

Transportation (0.5%)
	American Airlines Pass Through Trust
200,000	4.950%, 1/15/2023[e]	206,125
	Avis Budget Car Rental, LLC
260,000	8.250%, 1/15/2019	283,400
410,000	5.500%, 4/1/2023	397,187
	Delta Air Lines, Inc.
72,007	4.950%, 5/23/2019	78,128
57,655	4.750%, 5/7/2020	61,692
	ERAC USA Finance, LLC
100,000	2.800%, 11/1/2018[e]	101,054
	Hertz Corporation
410,000	6.750%, 4/15/2019	441,775
	Kansas City Southern de Mexico SA de CV
92,000	0.937%, 10/28/2016[d]	92,025

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (45.0%)	Value
Transportation (0.5%) - continued
	United Air Lines, Inc.
$92,509	10.400%, 11/1/2016	$104,997

	Total	1,766,383

U.S. Government and Agencies (0.3%)
	U.S. Treasury Notes
1,215,000	0.250%, 9/30/2015	1,213,909

	Total	1,213,909

U.S. Municipals (2.7%)
	Buckeye Tobacco Settlement Financing Auth. Rev.
1,200,000	5.125%, 6/1/2024, Ser. A-2	989,736
	Dallas/Fort Worth Texas International Airport Joint Rev. Improvement
1,200,000	5.000%, 11/1/2038, Ser. A, AMT	1,116,276
	Los Angeles Department Of Water and Power System Rev.
1,600,000	5.000%, 7/1/2043, Ser. B	1,640,016
	Massachusetts School Building Auth. Sales Tax Rev.
1,600,000	5.000%, 5/15/2043, Ser. A	1,667,920
	Miami-Dade County Expressway Auth. Toll System Rev.
1,200,000	5.000%, 7/1/2040, Ser. A	1,194,756
	New Jersey Transportation Trust Fund Auth. Transportation System Rev.
800,000	5.000%, 6/15/2042, Ser. A	805,560
	New York City Municipal Water Finance Auth. Water and Sewer System Rev.
1,200,000	5.000%, 6/15/2047, Ser. EE	1,223,508
	New York State Dormitory Auth. Personal Income Tax Rev.
1,200,000	5.000%, 3/15/2042, Ser. B	1,233,228

	Total	9,871,000

Utilities (2.0%)
	Atlas Pipeline Partners, LP
570,000	4.750%, 11/15/2021[e]	521,550
	Buckeye Partners, LP
124,000	2.650%, 11/15/2018	122,178
	Calpine Corporation
560,000	6.000%, 1/15/2022[e]	574,000
	CenterPoint Energy, Inc.
140,000	6.500%, 5/1/2018	163,354
	Constellation Energy Group, Inc.
90,000	5.150%, 12/1/2020	95,769
	DCP Midstream Operating, LP
64,000	2.500%, 12/1/2017	63,725
	DCP Midstream, LLC
300,000	5.850%, 5/21/2043[e]	279,000
	Electricite de France SA
1,240,000	5.250%, 12/29/2049[e,g]	1,233,180
	Enel Finance International NV
93,000	3.875%, 10/7/2014[e]	95,017
64,000	5.125%, 10/7/2019[e]	68,330
	Energy Transfer Partners, LP
125,000	4.650%, 6/1/2021	128,580
	Enterprise Products Operating, LLC
960,000	7.034%, 1/15/2068	1,060,800
	Exelon Generation Company, LLC
200,000	5.200%, 10/1/2019	215,535
	Korea Western Power Company, Ltd.
124,000	2.875%, 10/10/2018[e]	123,279
	MidAmerican Energy Holdings Company
113,000	1.100%, 5/15/2017[e]	112,389
137,000	5.750%, 4/1/2018	156,385
	National Rural Utilities Cooperative Finance Corporation
480,000	4.750%, 4/30/2043	447,000
	NiSource Finance Corporation
154,000	6.400%, 3/15/2018	177,226
	ONEOK Partners, LP
62,000	2.000%, 10/1/2017	61,697
64,000	3.200%, 9/15/2018	65,441
	Pacific Gas & Electric Company
62,000	5.625%, 11/30/2017	70,244
	PPL Capital Funding, Inc.
159,000	1.900%, 6/1/2018	155,258
	Southern California Edison Company
900,000	6.250%, 8/1/2049[g]	931,500
	TransCanada PipeLines, Ltd.
400,000	6.350%, 5/15/2067	410,885

	Total	7,332,322

	Total Long-Term Fixed Income (cost $157,487,751)	163,192,607

Shares	Common Stock (34.0%)	Value
Consumer Discretionary (3.5%)
5,600	Aaron’s, Inc.	164,640
8,700	Abercrombie & Fitch Company	286,317
20,500	Best Buy Company, Inc.	817,540
9,500	Cablevision Systems Corporation	170,335
6,600	CEC Entertainment, Inc.	292,248
34,500	Comcast Corporation	1,792,792
12,700	Dana Holding Corporation	249,174
13,100	Federal-Mogul Corporation[i]	257,808
81,100	Ford Motor Company	1,251,373
14,700	Home Depot, Inc.	1,210,398
105	Lear Corporation	8,502
11	Lear Corporation Warrants, $0.01, expires 11/9/2014[i]	1,742
22,300	Lowe’s Companies, Inc.	1,104,965
5,500	Madison Square Garden Company[i]	316,690
2,800	McDonald’s Corporation	271,684
10,700	National CineMedia, Inc.	213,572
17,300	Regis Corporation	251,023
67,400	Staples, Inc.	1,070,986

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (34.0%)	Value
Consumer Discretionary (3.5%) - continued
15,800	Starwood Hotels & Resorts Worldwide, Inc.	$1,255,310
8,100	Target Corporation	512,487
11,000	Thomson Reuters Corporation	416,020
3,600	Viacom, Inc.	314,424
1,000	Whirlpool Corporation	156,860
3,300	Wyndham Worldwide Corporation	243,177

	Total	12,630,067

Consumer Staples (2.7%)
28,800	Altria Group, Inc.	1,105,632
27,400	Coca-Cola Company	1,131,894
23,300	CVS Caremark Corporation	1,667,581
17,400	Dr Pepper Snapple Group, Inc.	847,728
11,300	General Mills, Inc.	563,983
13,800	PepsiCo, Inc.	1,144,572
8,500	Prestige Brands Holdings, Inc.[i]	304,300
12,800	Procter & Gamble Company	1,042,048
6,900	Reynolds American, Inc.	344,931
21,200	Wal-Mart Stores, Inc.	1,668,228

	Total	9,820,897

Energy (3.8%)
11,700	Anadarko Petroleum Corporation	928,044
26,700	Cabot Oil & Gas Corporation	1,034,892
22,700	Chevron Corporation	2,835,457
26,600	ConocoPhillips	1,879,290
34,000	Exxon Mobil Corporation	3,440,800
39,100	Kinder Morgan, Inc.	1,407,600
12,700	Oceaneering International, Inc.	1,001,776
29,200	RPC, Inc.[j]	521,220
8,900	Targa Resources Corporation	784,713

	Total	13,833,792

Financials (10.2%)
16,800	ACE, Ltd.	1,739,304
6,300	Aflac, Inc.	420,840
44,000	American Capital Agency Corporation	848,760
5,800	American Financial Group, Inc.	334,776
7,400	Ameriprise Financial, Inc.	851,370
62,200	Anworth Mortgage Asset Corporation	261,862
115,400	Ares Capital Corporation	2,050,658
34,800	Ashford Hospitality Trust, Inc.	288,144
4,500	Berkshire Hathaway, Inc.[i]	533,520
422,520	BlackRock Enhanced Equity Dividend Trust	3,354,809
8,400	Cash America International, Inc.	321,720
7,228	Coresite Realty Corporation	232,669
9,000	Digital Realty Trust, Inc.	442,080
21,200	Discover Financial Services	1,186,140
2,200	Erie Indemnity Company	160,864
13,700	Excel Trust, Inc.	156,043
26,800	F.N.B. Corporation	338,216
34,900	Fifth Third Bancorp	733,947
31,000	First Financial Bancorp	540,330
42,100	First Niagara Financial Group, Inc.	447,102
20,500	Hancock Holding Company	751,940
23,800	Hatteras Financial Corporation	388,892
10,600	Horace Mann Educators Corporation	334,324
34,500	Huntington Bancshares, Inc.	332,925
100,000	iShares FTSE NAREIT Mortgage Plus Capped Index Fund	1,152,000
14,400	iShares J.P. Morgan USD Emerging Markets Bond ETF	1,557,504
27,000	iShares S&P U.S. Preferred Stock Index Fund	994,410
16,900	KeyCorp	226,798
23,400	Lazard, Ltd.	1,060,488
28,600	Maiden Holdings, Ltd.	312,598
1,500	MasterCard, Inc.	1,253,190
7,600	National Bank Holdings Corporation	162,640
10,000	PartnerRe, Ltd.	1,054,300
13,700	Prudential Financial, Inc.	1,263,414
16,200	Regions Financial Corporation	160,218
7,067	Silver Bay Realty Trust Corporation REIT	113,002
93,000	Solar Capital, Ltd.	2,097,150
13,900	Travelers Companies, Inc.	1,258,506
144,750	Two Harbors Investment Corporation	1,343,280
17,700	U.S. Bancorp	715,080
3,800	Vanguard Dividend Appreciation Index Fund ETF	285,912
25,000	Vanguard High Dividend Yield ETF	1,558,000
6,800	W.R. Berkley Corporation	295,052
69,000	Wells Fargo & Company	3,132,600

	Total	37,047,377

Health Care (3.6%)
38,300	Abbott Laboratories	1,468,039
5,200	AmerisourceBergen Corporation	365,612
5,000	Amgen, Inc.	570,800
4,000	Computer Programs and Systems, Inc.	247,240
4,800	DaVita HealthCare Partners, Inc.[i]	304,176
5,500	Eli Lilly and Company	280,500
4,400	Forest Laboratories, Inc.[i]	264,132
4,600	HCA Holdings, Inc.[i]	219,466
3,900	Henry Schein, Inc.[i]	445,614
12,300	Johnson & Johnson	1,126,557
4,500	Mallinckrodt, LLC[i]	235,170
3,300	McKesson Corporation	532,620
35,300	Medtronic, Inc.	2,025,867
43,661	PDL BioPharma, Inc.[j]	368,499
90,453	Pfizer, Inc.	2,770,575
8,100	Quintiles Transnational Holdings, Inc.[i]	375,354
5,200	St. Jude Medical, Inc.	322,140
13,200	WellPoint, Inc.	1,219,548

	Total	13,141,909

Industrials (3.8%)
6,700	3M Company	939,675
9,900	ADT Corporation	400,653
9,300	Altra Industrial Motion Corporation	318,246
14,600	Brink’s Company	498,444

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (34.0%)	Value
Industrials (3.8%) - continued
5,300	C.H. Robinson Worldwide, Inc.	$309,202
5,600	Donaldson Company, Inc.	243,376
8,900	Ennis, Inc.	157,530
57,500	Exelis, Inc.	1,095,950
10,500	Landstar System, Inc.	603,225
8,200	Lockheed Martin Corporation	1,219,012
21,500	Northrop Grumman Corporation	2,464,115
19,300	Raytheon Company	1,750,510
34,100	Republic Services, Inc.	1,132,120
8,300	Roper Industries, Inc.	1,151,044
22,400	Southwest Airlines Company	422,016
11,000	Waste Connections, Inc.	479,930
16,200	Woodward, Inc.	738,882

	Total	13,923,930

Information Technology (3.6%)
3,100	Accenture plc	254,882
21,900	Agilent Technologies, Inc.	1,252,461
15,800	Altera Corporation	513,974
1,500	Apple, Inc.	841,665
15,800	Booz Allen Hamilton Holding Corporation	302,570
85,100	Cisco Systems, Inc.	1,910,495
61,100	Intel Corporation	1,586,156
8,400	International Business Machines Corporation	1,575,588
17,025	Leidos Holdings, Inc.[j]	791,492
11,200	Lexmark International, Inc.[j]	397,824
20,100	ManTech International Corporation	601,593
24,500	Microchip Technology, Inc.[j]	1,096,375
8,000	Motorola Solutions, Inc.	540,000
13,100	Oracle Corporation	501,206
16,300	Take-Two Interactive Software, Inc.[i]	283,131
20,000	Xerox Corporation	243,400
8,400	Yahoo!, Inc.[i]	339,696

	Total	13,032,508

Materials (1.0%)
76,600	Alcoa, Inc.	814,258
2,800	CF Industries Holdings, Inc.	652,512
4,500	Innophos Holdings, Inc.	218,700
8,500	Sigma-Aldrich Corporation	799,085
40,700	Southern Copper Corporation	1,168,497

	Total	3,653,052

Telecommunications Services (0.8%)
53,100	AT&T, Inc.	1,866,996
17,700	Verizon Communications, Inc.	869,778

	Total	2,736,774

Utilities (1.0%)
14,200	CenterPoint Energy, Inc.	329,156
9,100	Empire District Electric Company	206,479
3,500	Laclede Group, Inc.	159,390
6,900	Otter Tail Corporation	201,963
7,100	PG&E Corporation	285,988
10,100	Pinnacle West Capital Corporation	534,492
26,300	Southern Company	1,081,193
4,700	WGL Holdings, Inc.	188,282
14,400	Wisconsin Energy Corporation	595,296

	Total	3,582,239

	Total Common Stock (cost $111,337,957)	123,402,545

	Preferred Stock (2.5%)
Financials (2.5%)
39,710	Annaly Capital Management, Inc., 7.500%[g]	873,620
800	Bank of America Corporation, Convertible, 7.250%[g]	848,800
13,380	Cobank ACB, 6.250%[e,g]	1,281,971
16,000	Countrywide Capital V, 7.000%	405,600
20,000	DDR Corporation, 6.250%[g]	417,600
4,000	Farm Credit Bank of Texas, 6.750%[e,g]	401,250
25,900	Morgan Stanley, 7.125%[g]	677,026
10,500	PNC Financial Services Group, Inc., 6.125%[g]	265,125
8,000	Royal Bank of Scotland Group plc, 7.250%[g]	192,000
10,000	State Street Corporation, 5.250%[g]	207,000
42,000	The Allstate Corporation, 5.100%	1,012,620
19,600	The Goldman Sachs Group, Inc., 5.500%[g]	436,884
28,000	U.S. Bancorp, 6.500%[g]	736,400
16,000	Wells Fargo & Company, 5.850%[g]	377,120
800	Wells Fargo & Company, Convertible, 7.500%[g]	884,000

	Total	9,017,016

	Total Preferred Stock (cost $9,551,613)	9,017,016

	Collateral Held for Securities Loaned (0.8%)
3,011,629	Thrivent Cash Management Trust	3,011,629

	Total Collateral Held for Securities Loaned (cost $3,011,629)	3,011,629

Shares or Principal Amount	Short-Term Investments (8.4%)[k]
	Federal Home Loan Bank Discount Notes
400,000	0.100%, 4/23/2014[l]	399,875
	Federal Home Loan Mortgage Corporation Discount Notes
500,000	0.050%, 2/5/2014	499,976
	Thrivent Cash Management Trust
29,566,956	0.060%	29,566,956

	Total Short-Term Investments (at amortized cost)	30,466,807

	Total Investments (cost $356,389,886) 103.0%	$373,733,815

	Other Assets and Liabilities, Net (3.0%)	(11,021,567)

	Total Net Assets 100.0%	$362,712,248

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2013

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2013.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2013, the value of these investments was $28,313,476 or 7.8% of total net assets.
f	Denotes interest only security. Interest only securities represent the right to receive monthly interest payments on an underlying pool of mortgages or assets. The principal shown is the outstanding par amount of the pool as of the end of the period. The actual effective yield of the security is different than the stated coupon rate.
g	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
h	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Diversified Income Plus Portfolio owned as of December 31, 2013.

Security	Acquisition Date	Cost
Vericrest Opportunity Loan Transferee, 3/25/2054	12/11/2013	$995,671
Vericrest Opportunity Loan Transferee, 4/25/2055	11/21/2013	$695,464

i	Non-income producing security.
j	All or a portion of the security is on loan.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	At December 31, 2013, $399,875 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

AMT	-	Subject to Alternative Minimum Tax
Auth.	-	Authority
ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	-	Revenue
Ser.	-	Series

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$21,200,878
Gross unrealized depreciation	(3,873,708)

Net unrealized appreciation (depreciation)	$17,327,170

Cost for federal income tax purposes	$356,406,645

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Diversified Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	2,149,307	—	2,149,307	—
Capital Goods	2,377,995	—	2,377,995	—
Communications Services	13,058,254	—	13,058,254	—
Consumer Cyclical	10,118,100	—	10,118,100	—
Consumer Non-Cyclical	4,527,543	—	4,527,543	—
Energy	2,593,962	—	2,593,962	—
Financials	1,752,089	—	1,752,089	—
Technology	3,553,833	—	3,553,833	—
Transportation	3,000,402	—	3,000,402	—
Utilities	1,511,726	—	1,511,726	—
Long-Term Fixed Income
Asset-Backed Securities	4,847,743	—	4,847,743	—
Basic Materials	3,384,821	—	3,384,821	—
Capital Goods	3,588,880	—	3,588,880	—
Collateralized Mortgage Obligations	53,822,133	—	53,822,133	—
Commercial Mortgage-Backed Securities	1,785,973	—	1,785,973	—
Communications Services	9,474,186	—	9,474,186	—
Consumer Cyclical	6,657,606	—	6,657,606	—
Consumer Non-Cyclical	8,394,765	—	8,394,765	—
Energy	6,411,996	—	6,411,996	—
Financials	31,832,917	—	31,832,917	—
Foreign Government	920,700	—	920,700	—
Mortgage-Backed Securities	9,172,653	—	9,172,653	—
Technology	2,714,620	—	2,714,620	—
Transportation	1,766,383	—	1,766,383	—
U.S. Government and Agencies	1,213,909	—	1,213,909	—
U.S. Municipals	9,871,000	—	9,871,000	—
Utilities	7,332,322	—	7,332,322	—
Common Stock
Consumer Discretionary	12,630,067	12,630,067	—	—
Consumer Staples	9,820,897	9,820,897	—	—
Energy	13,833,792	13,833,792	—	—
Financials	37,047,377	37,047,377	—	—
Health Care	13,141,909	13,141,909	—	—
Industrials	13,923,930	13,923,930	—	—
Information Technology	13,032,508	13,032,508	—	—
Materials	3,653,052	3,653,052	—	—
Telecommunications Services	2,736,774	2,736,774	—	—
Utilities	3,582,239	3,582,239	—	—
Preferred Stock
Financials	9,017,016	7,333,795	1,683,221	—
Collateral Held for Securities Loaned	3,011,629	3,011,629	—	—
Short-Term Investments	30,466,807	29,566,956	899,851	—

Total	$373,733,815	$163,314,925	$210,418,890	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	319,462	319,462	—	—

Total Asset Derivatives	$319,462	$319,462	$—	$—

Liability Derivatives
Futures Contracts	41,111	41,111	—	—

Total Liability Derivatives	$41,111	$41,111	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	26	March 2014	$3,143,236	$3,102,125	($41,111)
10-Yr. U.S. Treasury Bond Futures	(85)	March 2014	(10,657,944)	(10,458,985)	198,959
S&P 500 Index Mini-Futures	41	March 2014	3,653,753	3,774,256	120,503
Total Futures Contracts					$278,351

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	198,959
Total Interest Rate Contracts		198,959
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	120,503
Total Equity Contracts		120,503

Total Asset Derivatives		$319,462

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	41,111
Total Interest Rate Contracts		41,111

Total Liability Derivatives		$41,111

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	9,024
Futures	Net realized gains/(losses) on Futures contracts	(1,751,707)
Total Equity Contracts		(1,742,683)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(174,459)
Total Interest Rate Contracts		(174,459)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	11,177
Total Credit Contracts		11,177

Total		($1,905,965)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	158,880
Total Interest Rate Contracts		158,880
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	164,491
Total Equity Contracts		164,491

Total		$323,371

The following table presents Diversified Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Options (Contracts)
Equity Contracts	$10,821,452	3.5%	N/A	<1
Interest Rate Contracts	8,046,332	2.6	N/A	N/A
Credit Contracts	N/A	N/A	$28,908	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$2,814,386	$45,815,857	$45,618,614	3,011,629	$3,011,629	$37,742
Cash Management Trust- Short Term Investment	35,501,783	161,159,187	167,094,016	29,566,956	29,566,956	28,178
Total Value and Income Earned	38,316,169				32,578,585	65,920

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (36.9%)[a]	Value
Basic Materials (1.6%)
	Alpha Natural Resources, Inc., Term Loan
$299,246	3.500%, 5/22/2020	$293,860
	Fortescue Metals Group, Ltd., Term Loan
203,973	4.250%, 6/30/2019	206,459
	Ineos Group Holdings, Ltd., Term Loan
253,712	4.000%, 5/4/2018	254,346

	Total	754,665

Capital Goods (1.7%)
	ADS Waste Holdings, Term Loan
253,718	4.250%, 10/9/2019	254,845
	Rexnord, LLC, Term Loan
279,300	4.000%, 8/21/2020	279,881
	Silver II Borrower, Term Loan
274,393	4.000%, 12/13/2019	274,678

	Total	809,404

Communications Services (11.6%)
	Cincinnati Bell, Inc., Term Loan
124,687	4.000%, 9/10/2020	124,843
	Clear Channel Communications, Inc., Term Loan
255,000	6.919%, 1/30/2019	243,206
	Cricket Communications, Inc., Term Loan
1,492,500	4.750%, 3/8/2020	1,497,470
	Fairpoint Communications, Term Loan
253,722	7.500%, 2/14/2019[b,c]	261,904
	Grande Communications Networks, LLC, Term Loan
253,725	4.500%, 5/29/2020	253,197
	Hargray Communications Group, Inc., Term Loan
223,875	4.750%, 6/26/2019	224,994
	Integra Telecom Holdings, Inc., Term Loan
253,722	5.250%, 2/22/2019	256,787
	Level 3 Communications, Inc., Term Loan
280,000	4.000%, 8/1/2019	281,283
	LTS Buyer, LLC, Term Loan
278,600	4.500%, 4/13/2020	279,559
	McGraw-Hill Global Education Holdings, LLC, Term Loan
241,579	9.000%, 3/22/2019	245,705
	NTelos, Inc., Term Loan
29,849	5.750%, 11/9/2019	29,899
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
269,691	5.500%, 7/31/2018	269,804
	RCN Telecom Services, LLC, Term Loan
253,722	4.500%, 3/1/2020	255,533
	Univision Communications, Inc., Term Loan
29,849	4.500%, 2/28/2020	29,980
223,872	4.500%, 3/1/2020	225,072
	Virgin Media Investment Holdings, Ltd., Term Loan
255,000	3.500%, 6/8/2020	255,383
	Visant Corporation, Term Loan
175,000	5.250%, 12/22/2016	172,230
	WideOpenWest Finance, LLC, Term Loan
253,722	4.750%, 4/1/2019	254,737
	Zayo Group, LLC, Term Loan
253,713	4.000%, 7/2/2019	253,771

	Total	5,415,357

Consumer Cyclical (8.6%)
	Bally Technologies, Inc., Term Loan
508,725	4.250%, 11/25/2020	512,062
	Booz Allen Hamilton, Inc., Term Loan
124,371	3.750%, 7/31/2019	124,659
	Burlington Coat Factory Warehouse Corporation, Term Loan
279,298	4.250%, 2/23/2017	281,742
	Cenveo Corporation, Term Loan
584,700	6.250%, 2/13/2017	587,138
	Ceridian Corporation, Term Loan
280,000	4.415%, 5/9/2017	280,787
	Golden Nugget, Inc., Delayed Draw
105,000	0.198%, 11/21/2019	106,444
	Golden Nugget, Inc., Term Loan
245,000	2.180%, 11/21/2019	248,369
	J.C. Penney Corporation, Inc., Term Loan
253,725	6.000%, 5/22/2018	247,889
	Las Vegas Sands, LLC, Term Loan
125,000	0.000%, 12/17/2020[b,c]	124,831
	Marina District Finance Company, Inc., Term Loan
220,000	0.000%, 8/15/2018[b,c]	220,689
	Mohegan Tribal Gaming Authority, Term Loan
750,000	5.500%, 11/19/2019	760,785
	Scientific Games International, Inc., Term Loan
255,000	4.250%, 10/18/2020	255,064
	Toys R Us, Inc., Term Loan
278,529	5.250%, 5/25/2018	234,488

	Total	3,984,947

Consumer Non-Cyclical (5.6%)
	Albertsons, Inc., Term Loan
279,298	4.750%, 3/21/2019[b,c]	280,578
	JBS USA, LLC, Term Loan
1,492,462	3.750%, 5/25/2018	1,492,462
	McJunkin Red Man Corporation, Term Loan
149,625	0.000%, 11/8/2019[b,c]	151,495

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (36.9%)[a]	Value
Consumer Non-Cyclical (5.6%) - continued
	Roundy’s Supermarkets, Inc., Term Loan
$217,122	5.750%, 2/13/2019	$216,885
	Supervalu, Inc., Term Loan
228,256	5.000%, 3/21/2019	230,217
	Van Wagner Communications, LLC, Term Loan
247,500	6.250%, 8/3/2018	250,284

	Total	2,621,921

Energy (1.1%)
	Arch Coal, Inc., Term Loan
278,588	6.250%, 5/16/2018	274,467
	Pacific Drilling SA, Term Loan
253,725	4.500%, 6/3/2018	256,422

	Total	530,889

Financials (0.6%)
	Harland Clarke Holdings Corporation, Term Loan
251,812	7.000%, 5/22/2018	253,341

	Total	253,341

Technology (1.8%)
	BMC Software, Inc., Term Loan
280,000	5.000%, 9/10/2020	281,313
	First Data Corporation Extended, Term Loan
255,000	4.166%, 3/23/2018	255,176
	Freescale Semiconductor, Inc., Term Loan
253,722	5.000%, 3/1/2020	256,122
	Infor US, Inc., Term Loan
50,000	0.000%, 6/3/2020[b,c]	49,886

	Total	842,497

Transportation (2.1%)
	American Airlines, Inc., Term Loan
502,475	3.750%, 6/27/2019	504,987
	American Petroleum Tankers Parent, LLC, Term Loan
212,300	4.750%, 10/2/2019	212,301
	U.S. Airways, Inc., Term Loan
255,000	4.000%, 5/23/2019	256,466

	Total	973,754

Utilities (2.2%)
	Calpine Corporation, Term Loan
750,000	4.000%, 10/31/2020	754,020
	Intergen NV, Term Loan
253,725	5.500%, 6/15/2020	255,628

	Total	1,009,648

	Total Bank Loans (cost $17,200,763)	17,196,423

	Long-Term Fixed Income (60.0%)
Asset-Backed Securities (5.7%)
	Asset Backed Securities Corporation Home Equity Loan Trust
246,175	0.305%, 7/25/2036[d]	218,784
	Countrywide Asset-Backed Certificates
186,179	5.859%, 10/25/2046	125,826
242,970	5.530%, 4/25/2047	222,367
	Credit Based Asset Servicing and Securitization, LLC
112,312	5.501%, 12/25/2036	73,030
	First Horizon ABS Trust
276,186	0.295%, 10/25/2026[d,e]	254,596
538,696	0.325%, 10/25/2034[d,e]	445,830
	GMAC Mortgage Corporation Loan Trust
702,656	0.345%, 8/25/2035[d,e]	589,161
	Popular ABS Mortgage Pass-Through Trust
100,000	5.297%, 11/25/2035	84,342
	Renaissance Home Equity Loan Trust
250,000	5.797%, 8/25/2036	155,158
196,557	5.285%, 1/25/2037	106,602
	Wachovia Asset Securitization, Inc.
453,901	0.305%, 7/25/2037[d,e,f]	398,173

	Total	2,673,869

Basic Materials (1.7%)
	ArcelorMittal
100,000	6.000%, 3/1/2021	106,000
	BHP Billiton Finance USA, Ltd.
52,000	2.050%, 9/30/2018	51,994
	Dow Chemical Company
24,000	8.550%, 5/15/2019	30,989
	FMG Resources Pty. Ltd.
64,810	6.875%, 2/1/2018[g]	68,212
	Freeport-McMoRan Copper & Gold, Inc.
30,000	2.375%, 3/15/2018	29,927
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
64,810	8.875%, 2/1/2018	67,321
	Ineos Finance plc
80,000	7.500%, 5/1/2020[g]	87,700
	Inmet Mining Corporation
64,810	8.750%, 6/1/2020[g]	70,319
	LyondellBasell Industries NV
26,000	5.000%, 4/15/2019	28,876
24,000	6.000%, 11/15/2021	27,603
	NOVA Chemicals Corporation
97,215	5.250%, 8/1/2023[g]	100,131
	Xstrata Finance Canada, Ltd.
40,000	2.050%, 10/23/2015[g]	40,509
63,000	2.700%, 10/25/2017[g]	63,715

	Total	773,296

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (60.0%)	Value
Capital Goods (1.7%)
	BAE Systems plc
$38,000	3.500%, 10/11/2016[g]	$39,723
	Cemex Finance, LLC
64,810	9.375%, 10/12/2017[g]	73,073
	CNH Capital, LLC
64,810	3.625%, 4/15/2018	65,701
	Crown Americas Capital Corporation IV
80,000	4.500%, 1/15/2023	74,800
	Eaton Corporation
32,000	1.500%, 11/2/2017	31,371
	John Deere Capital Corporation
76,000	1.050%, 10/11/2016	76,219
	Nortek, Inc.
64,810	8.500%, 4/15/2021	71,777
	Reynolds Group Issuer, Inc.
64,810	9.875%, 8/15/2019	72,101
	Roper Industries, Inc.
65,000	1.850%, 11/15/2017	64,432
	Textron, Inc.
38,000	4.625%, 9/21/2016	40,965
	Trinseo Materials Operating SCA
82,000	8.750%, 2/1/2019[g]	84,665
	United Rentals North America, Inc.
77,000	7.375%, 5/15/2020	85,374

	Total	780,201

Collateralized Mortgage Obligations (9.0%)
	Citicorp Mortgage Securities, Inc.
95,903	6.000%, 7/25/2037	95,376
	CitiMortgage Alternative Loan Trust
173,734	5.750%, 4/25/2037	146,129
	Countrywide Alternative Loan Trust
44,367	5.500%, 10/25/2035	39,655
84,576	5.500%, 2/25/2036	75,522
120,203	6.000%, 1/25/2037	102,113
258,591	5.500%, 5/25/2037	214,915
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
148,302	0.900%, 4/25/2047[d]	122,392
	GMAC Mortgage Corporation Loan Trust
92,479	4.726%, 9/19/2035	90,205
	GSR Mortgage Loan Trust
32,899	0.355%, 8/25/2046[d]	32,384
	Impac CMB Trust
288,941	0.685%, 4/25/2035[d]	263,317
51,829	0.805%, 8/25/2035[d]	44,830
	J.P. Morgan Alternative Loan Trust
117,880	6.500%, 3/25/2036	103,343
	J.P. Morgan Mortgage Trust
139,176	6.500%, 1/25/2035	134,212
125,210	2.660%, 6/25/2035	124,825
206,504	2.631%, 7/25/2035	201,717
258,775	2.867%, 8/25/2035	257,125
330,626	2.459%, 6/25/2036	294,701
63,620	2.665%, 10/25/2036	52,719
	MLCC Mortgage Investors, Inc.
280,062	0.825%, 8/25/2029[d]	274,863
	Morgan Stanley Mortgage Loan Trust
153,102	5.319%, 11/25/2035	112,845
	Residential Accredit Loans, Inc.
119,278	5.500%, 12/25/2034	122,461
173,459	3.531%, 9/25/2035	142,259
	Sequoia Mortgage Trust
276,204	0.477%, 11/20/2034[d]	271,750
	WaMu Mortgage Pass Through Certificates
73,224	2.420%, 10/25/2036	62,446
48,738	2.402%, 8/25/2046	42,066
	Wells Fargo Mortgage Backed Securities Trust
221,620	5.000%, 3/25/2021	226,928
295,774	2.628%, 3/25/2036	295,192
138,749	2.723%, 4/25/2036	129,933
73,888	6.000%, 7/25/2037	69,903

	Total	4,146,126

Commercial Mortgage-Backed Securities (1.3%)
	Bear Stearns Commercial Mortgage Securities, Inc.
11,610	5.654%, 6/11/2040	11,575
	Credit Suisse Mortgage Capital Certificates
118,000	5.509%, 9/15/2039	126,703
	Government National Mortgage Association
67,082	2.164%, 3/16/2033	67,410
	LB-UBS Commercial Mortgage Trust
299,747	4.786%, 10/15/2029	304,171
75,828	5.866%, 9/15/2045	84,098

	Total	593,957

Communications Services (4.4%)
	AMC Networks, Inc.
64,810	7.750%, 7/15/2021	72,911
	America Movil SAB de CV
26,000	5.000%, 10/16/2019	28,405
	American Tower Corporation
38,000	7.000%, 10/15/2017	43,799
	AT&T, Inc.
90,000	2.400%, 8/15/2016	92,551
	British Telecommunications plc
32,000	1.625%, 6/28/2016	32,282
	CBS Corporation
39,000	8.875%, 5/15/2019	49,863
	CC Holdings GS V, LLC
67,000	2.381%, 12/15/2017	66,362
	CCO Holdings, LLC
64,810	7.000%, 1/15/2019	68,294
	CenturyLink, Inc.
64,810	5.625%, 4/1/2020	65,944

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (60.0%)	Value
Communications Services (4.4%) - continued
	Cequel Communications Escrow 1, LLC
$80,000	6.375%, 9/15/2020[g]	$82,000
	Digicel, Ltd.
64,810	6.000%, 4/15/2021[g]	62,542
	DIRECTV Holdings, LLC
46,000	3.500%, 3/1/2016	48,286
24,000	5.875%, 10/1/2019	27,187
	Hughes Satellite Systems Corporation
77,000	6.500%, 6/15/2019	83,352
	Intelsat Jackson Holdings SA
64,810	7.250%, 10/15/2020	70,886
	Level 3 Financing, Inc.
77,000	8.625%, 7/15/2020	86,240
	NBC Universal Enterprise, Inc.
39,000	1.662%, 4/15/2018[g]	38,090
	News America, Inc.
24,000	4.500%, 2/15/2021	25,725
	SBA Tower Trust
76,000	5.101%, 4/17/2017[g]	81,923
	Sprint Communications, Inc.
64,810	9.000%, 11/15/2018[g]	78,096
	Telefonica Emisiones SAU
48,000	3.992%, 2/16/2016	50,419
50,000	3.192%, 4/27/2018	50,921
	T-Mobile USA, Inc.
125,000	6.633%, 4/28/2021	131,562
	Univision Communications, Inc.
100,000	7.875%, 11/1/2020[g]	109,875
	UPCB Finance V, Ltd.
100,000	7.250%, 11/15/2021[g]	108,500
	Verizon Communications, Inc.
96,000	2.500%, 9/15/2016	99,267
37,000	1.993%, 9/14/2018[d]	38,905
60,000	3.650%, 9/14/2018	63,514
	WideOpenWest Finance, LLC
100,000	10.250%, 7/15/2019	111,000
	Wind Acquisition Finance SA
64,810	11.750%, 7/15/2017[g]	68,942

	Total	2,037,643

Consumer Cyclical (3.1%)
	Amazon.com, Inc.
55,000	1.200%, 11/29/2017	53,850
	Brookfield Residential Properties, Inc.
100,000	6.500%, 12/15/2020[g]	103,750
	Chrysler Group, LLC
64,810	8.250%, 6/15/2021	73,721
	Cinemark USA, Inc.
80,000	4.875%, 6/1/2023	75,200
	Ford Motor Credit Company, LLC
88,000	3.984%, 6/15/2016	93,579
50,000	3.000%, 6/12/2017	51,966
38,000	5.000%, 5/15/2018	42,329
	General Motors Company
52,000	3.500%, 10/2/2018[g]	53,170
	General Motors Financial Company, Inc.
64,810	3.250%, 5/15/2018[g]	64,810
	GLP Capital, LP
85,000	4.875%, 11/1/2020[g]	85,000
	Hilton Worldwide Finance, LLC
100,000	5.625%, 10/15/2021[g]	103,750
	Home Depot, Inc.
24,000	3.950%, 9/15/2020	25,605
	Jaguar Land Rover Automotive plc
77,000	5.625%, 2/1/2023[g]	77,000
	L Brands, Inc.
77,000	6.625%, 4/1/2021	84,508
	Macy’s Retail Holdings, Inc.
68,000	7.450%, 7/15/2017	79,525
	MGM Resorts International
70,000	5.250%, 3/31/2020	69,475
	Royal Caribbean Cruises, Ltd.
64,810	5.250%, 11/15/2022	64,810
	Toll Brothers Finance Corporation
52,000	4.000%, 12/31/2018	52,910
	Toyota Motor Credit Corporation
38,000	2.000%, 10/24/2018	37,989
	West Corporation
64,810	8.625%, 10/1/2018	70,481
	Wynn Las Vegas, LLC
77,000	5.375%, 3/15/2022	77,770

	Total	1,441,198

Consumer Non-Cyclical (4.6%)
	AbbVie, Inc.
80,000	1.750%, 11/6/2017	79,863
	Altria Group, Inc.
48,000	9.700%, 11/10/2018	63,091
	Anheuser-Busch InBev Worldwide, Inc.
52,000	7.750%, 1/15/2019	64,930
	Beam, Inc.
26,000	5.375%, 1/15/2016	28,139
	Biomet, Inc.
64,810	6.500%, 8/1/2020	68,050
	Boston Scientific Corporation
46,000	2.650%, 10/1/2018	46,313
	Celgene Corporation
48,000	1.900%, 8/15/2017	47,773
	CHS/Community Health Systems, Inc.
77,000	7.125%, 7/15/2020	79,887
	ConAgra Foods, Inc.
65,000	2.100%, 3/15/2018	64,286
	CVS Caremark Corporation
24,000	2.250%, 12/5/2018	23,993
	Emergency Medical Services Corporation
41,810	8.125%, 6/1/2019	45,312
	Endo Health Solutions, Inc.
64,810	7.250%, 1/15/2022	69,347
	Express Scripts Holding Company
46,000	3.125%, 5/15/2016	48,011
52,000	2.650%, 2/15/2017	53,595

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (60.0%)	Value
Consumer Non-Cyclical (4.6%) - continued
	Fresenius Medical Care US Finance, Inc.
$64,810	5.750%, 2/15/2021[g]	$68,699
	Gilead Sciences, Inc.
46,000	3.050%, 12/1/2016	48,570
	Hawk Acquisition Sub, Inc.
77,000	4.250%, 10/15/2020[g]	74,497
	HCA, Inc.
64,810	4.750%, 5/1/2023	60,921
	Health Management Associates, Inc.
64,810	7.375%, 1/15/2020	72,506
	Heineken NV
21,000	1.400%, 10/1/2017[g]	20,603
	IMS Health, Inc.
75,000	6.000%, 11/1/2020[g]	79,688
	JBS Finance II, Ltd.
64,810	8.250%, 1/29/2018[f]	68,050
	Kroger Company
52,000	1.200%, 10/17/2016	52,022
	Lorillard Tobacco Company
63,000	8.125%, 6/23/2019	76,743
	Mylan, Inc.
74,000	1.350%, 11/29/2016	73,864
	Pernod Ricard SA
26,000	2.950%, 1/15/2017[g]	26,851
26,000	5.750%, 4/7/2021[g]	28,659
	Perrigo Company, Ltd.
52,000	1.300%, 11/8/2016[g]	51,820
26,000	2.300%, 11/8/2018[g]	25,663
	Revlon Consumer Products Corporation
64,810	5.750%, 2/15/2021	63,919
	SABMiller plc
52,000	6.500%, 7/15/2018[g]	61,385
	Safeway, Inc.
76,000	3.400%, 12/1/2016	79,071
	Spectrum Brands Escrow Corporation
77,000	6.375%, 11/15/2020[g]	82,197
	Thermo Fisher Scientific, Inc.
48,000	1.300%, 2/1/2017	47,791
48,000	2.400%, 2/1/2019	47,553
	Valeant Pharmaceuticals International
64,810	7.250%, 7/15/2022[g]	69,752
	Watson Pharmaceuticals, Inc.
57,000	1.875%, 10/1/2017	56,406
	WM Wrigley Jr. Company
38,000	2.000%, 10/20/2017[g]	37,894

	Total	2,157,714

Energy (3.0%)
	BP Capital Markets plc
52,000	0.658%, 11/7/2016[d]	52,220
52,000	2.241%, 9/26/2018	52,150
	CNOOC, Ltd.
52,000	1.125%, 5/9/2016	51,808
	Concho Resources, Inc.
64,810	6.500%, 1/15/2022	70,157
	Continental Resources, Inc.
65,000	7.125%, 4/1/2021	73,694
	Devon Energy Corporation
52,000	1.200%, 12/15/2016	51,978
	Energy Transfer Partners, LP
26,000	6.700%, 7/1/2018	30,187
	EQT Corporation
26,000	8.125%, 6/1/2019	31,543
	Gazprom Neft OAO Via GPN Capital SA
90,000	6.000%, 11/27/2023[g]	91,350
	Harvest Operations Corporation
64,810	6.875%, 10/1/2017	70,967
	Hess Corporation
46,000	8.125%, 2/15/2019	57,137
	Kodiak Oil & Gas Corporation
64,810	5.500%, 1/15/2021	64,648
	Linn Energy, LLC
64,810	8.625%, 4/15/2020	69,995
	Lukoil International Finance BV
26,000	3.416%, 4/24/2018[g]	26,228
	MEG Energy Corporation
77,000	6.375%, 1/30/2023[g]	77,481
	Oasis Petroleum, Inc.
77,000	6.875%, 1/15/2023	82,005
	Offshore Group Investment, Ltd.
100,000	7.500%, 11/1/2019	108,750
	Petrobras Global Finance BV
62,000	2.000%, 5/20/2016	61,951
	Range Resources Corporation
91,382	5.000%, 8/15/2022	89,783
	Suncor Energy, Inc.
38,000	6.100%, 6/1/2018	43,926
	Transocean, Inc.
65,000	5.050%, 12/15/2016	71,804
	Weatherford International, Ltd.
38,000	6.000%, 3/15/2018	42,647
26,000	9.625%, 3/1/2019	33,406

	Total	1,405,815

Financials (11.0%)
	Abbey National Treasury Services plc
26,000	3.050%, 8/23/2018	26,716
	Ally Financial, Inc.
100,000	4.750%, 9/10/2018	104,625
	American International Group, Inc.
76,000	8.250%, 8/15/2018	95,067
	Aviation Capital Group Corporation
38,000	3.875%, 9/27/2016[g]	39,250
	Bank of America Corporation
79,000	5.750%, 8/15/2016	87,122
75,000	5.750%, 12/1/2017	85,358
52,000	1.316%, 3/22/2018[d]	52,691
100,000	5.650%, 5/1/2018	113,827
38,000	2.600%, 1/15/2019	38,168
40,000	5.625%, 7/1/2020	45,709
	Bank of Nova Scotia
52,000	1.100%, 12/13/2016	52,249

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (60.0%)	Value
Financials (11.0%) - continued
	Barclays Bank plc
$42,000	5.140%, 10/14/2020	$44,725
	BB&T Corporation
38,000	2.050%, 6/19/2018	37,621
	BBVA Banco Continental SA
38,000	2.250%, 7/29/2016[g]	37,810
	BBVA US Senior SAU
65,000	4.664%, 10/9/2015	68,333
	Bear Stearns Companies, LLC
80,000	6.400%, 10/2/2017	92,845
	BNP Paribas SA
48,000	1.250%, 12/12/2016	48,035
57,000	2.375%, 9/14/2017	58,195
	Branch Banking and Trust Company
52,000	0.667%, 12/1/2016[d]	52,044
	Capital One Financial Corporation
38,000	6.150%, 9/1/2016	42,502
	Citigroup, Inc.
73,000	5.000%, 9/15/2014	75,079
88,000	5.500%, 2/15/2017	96,961
52,000	6.000%, 8/15/2017	59,268
48,000	8.500%, 5/22/2019	61,516
	CNA Financial Corporation
39,000	7.350%, 11/15/2019	47,276
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
90,000	4.625%, 12/1/2023	90,632
	Credit Agricole SA
52,000	1.625%, 4/15/2016[g]	52,321
	Credit Suisse AG
75,000	5.400%, 1/14/2020	83,350
	CyrusOne, LP
64,810	6.375%, 11/15/2022	67,078
	Denali Borrower, LLC
122,000	5.625%, 10/15/2020[g]	120,933
	Developers Diversified Realty Corporation
36,000	7.875%, 9/1/2020	44,474
	Discover Financial Services
36,000	6.450%, 6/12/2017	40,793
	Fifth Third Bancorp
48,000	5.450%, 1/15/2017	52,752
	General Electric Capital Corporation
156,000	5.625%, 9/15/2017	177,465
18,000	1.625%, 4/2/2018	17,809
	Goldman Sachs Group, Inc.
58,000	6.250%, 9/1/2017	66,402
50,000	7.500%, 2/15/2019	60,898
54,000	5.375%, 3/15/2020	60,055
	Hartford Financial Services Group, Inc.
75,000	6.000%, 1/15/2019	86,019
	HCP, Inc.
19,000	3.750%, 2/1/2016	19,965
25,000	3.750%, 2/1/2019	25,967
	Health Care REIT, Inc.
26,000	4.700%, 9/15/2017	28,262
	HSBC Finance Corporation
65,000	6.676%, 1/15/2021	74,687
	HSBC USA, Inc.
15,000	1.625%, 1/16/2018	14,791
	Huntington National Bank
52,000	1.300%, 11/20/2016	52,008
	Icahn Enterprises, LP
64,810	8.000%, 1/15/2018	67,402
	ING Bank NV
32,000	3.750%, 3/7/2017[g]	33,703
	ING Capital Funding Trust III
40,000	3.847%, 12/29/2049[d,h]	39,850
	ING US, Inc.
38,000	2.900%, 2/15/2018	38,866
	International Lease Finance Corporation
26,000	2.193%, 6/15/2016[d]	26,130
85,000	5.875%, 4/1/2019	90,525
	Intesa Sanpaolo SPA
38,000	3.625%, 8/12/2015[g]	39,100
32,000	3.875%, 1/15/2019	31,815
	J.P. Morgan Chase & Company
71,000	3.450%, 3/1/2016	74,468
32,000	6.300%, 4/23/2019	37,768
79,000	7.900%, 4/29/2049[h]	87,098
	KeyCorp
52,000	2.300%, 12/13/2018	51,623
15,000	5.100%, 3/24/2021	16,394
	Liberty Mutual Group, Inc.
10,000	5.000%, 6/1/2021[g]	10,488
	Liberty Property, LP
42,000	5.500%, 12/15/2016	46,363
	Lloyds TSB Bank plc
46,000	6.500%, 9/14/2020[g]	52,290
	Macquarie Bank, Ltd.
53,000	5.000%, 2/22/2017[g]	57,475
	Mizuho Corporate Bank, Ltd.
54,000	1.550%, 10/17/2017[g]	52,776
	Morgan Stanley
57,000	4.750%, 4/1/2014	57,453
60,000	1.750%, 2/25/2016	60,806
69,000	6.250%, 8/28/2017	78,952
26,000	4.875%, 11/1/2022	26,615
	Murray Street Investment Trust I
89,000	4.647%, 3/9/2017	95,843
	National City Corporation
57,000	6.875%, 5/15/2019	67,541
	Nomura Holdings, Inc.
57,000	2.000%, 9/13/2016	57,471
	Omega Healthcare Investors, Inc.
64,810	5.875%, 3/15/2024	65,458
	PNC Bank NA
76,000	1.150%, 11/1/2016	76,093
	Prologis, LP
43,000	6.625%, 5/15/2018	50,223
	Prudential Covered Trust
35,700	2.997%, 9/30/2015[g]	36,806
	Realty Income Corporation
33,000	2.000%, 1/31/2018	32,319
	Regions Bank
61,000	7.500%, 5/15/2018	72,180

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (60.0%)	Value
Financials (11.0%) - continued
	Reinsurance Group of America, Inc.
$65,000	5.625%, 3/15/2017	$71,657
	Royal Bank of Scotland Group plc
56,000	5.050%, 1/8/2015	57,658
	Santander US Debt SAU
39,000	3.781%, 10/7/2015[g]	40,187
	SLM Corporation
40,000	6.250%, 1/25/2016	43,200
	Svenska Handelsbanken AB
38,000	3.125%, 7/12/2016	39,744
	Swedbank Hypotek AB
46,000	1.375%, 3/28/2018[g]	44,937
	Swiss RE Capital I, LP
52,000	6.854%, 5/29/2049[g,h]	54,964
	Ventas Realty, LP
76,000	1.550%, 9/26/2016	76,539
	Wells Fargo & Company
59,000	1.250%, 7/20/2016	59,438
76,000	2.150%, 1/15/2019	75,762
	Westpac Banking Corporation
52,000	0.668%, 11/25/2016[d]	52,073
	XLIT, Ltd.
52,000	2.300%, 12/15/2018	51,074

	Total	5,098,780

Mortgage-Backed Securities (8.3%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
250,000	3.000%, 1/1/2029[c]	254,629
	Federal Home Loan Mortgage Corporation Gold 20-Yr. Pass Through
59,548	5.500%, 9/1/2024	65,105
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
500,000	3.500%, 1/1/2029[c]	522,871
	Federal National Mortgage Association Conventional 20-Yr. Pass Through
445,916	6.000%, 8/1/2024	498,608
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
850,000	3.500%, 1/1/2044[c]	844,355
750,000	4.000%, 1/1/2044[c]	772,031
750,000	4.500%, 1/1/2044[c]	794,678
	Vericrest Opportunity Loan Transferee
100,000	3.625%, 3/25/2054[f]	99,570

	Total	3,851,847

Technology (1.7%)
	Alliance Data Systems Corporation
64,810	6.375%, 4/1/2020[g]	67,889
	Amkor Technology, Inc.
100,000	6.625%, 6/1/2021	103,750
	BMC Software Finance, Inc.
64,810	8.125%, 7/15/2021[g]	66,754
	CommScope, Inc.
59,000	8.250%, 1/15/2019[g]	64,679
	Computer Sciences Corporation
38,000	2.500%, 9/15/2015	38,787
	EMC Corporation
38,000	1.875%, 6/1/2018	37,568
	First Data Corporation
64,810	7.375%, 6/15/2019[g]	69,185
	Freescale Semiconductor, Inc.
105,000	6.000%, 1/15/2022[g]	106,313
	Hewlett-Packard Company
32,000	3.300%, 12/9/2016	33,492
	Iron Mountain, Inc.
64,810	6.000%, 8/15/2023	66,430
	Oracle Corporation
38,000	1.200%, 10/15/2017	37,394
	Tyco Electronics Group SA
38,000	6.550%, 10/1/2017	43,487
	Xerox Corporation
38,000	7.200%, 4/1/2016	42,623

	Total	778,351

Transportation (0.8%)
	Avis Budget Car Rental, LLC
64,810	8.250%, 1/15/2019	70,643
	Continental Airlines, Inc.
61,526	6.250%, 4/11/2020	65,371
	Delta Air Lines, Inc.
30,196	4.950%, 5/23/2019	32,763
24,178	4.750%, 5/7/2020	25,871
	ERAC USA Finance, LLC
38,000	1.400%, 4/15/2016[g]	38,030
	Hertz Corporation
77,000	6.750%, 4/15/2019	82,967
	Kansas City Southern de Mexico SA de CV
38,000	0.937%, 10/28/2016[d]	38,010
	United Air Lines, Inc.
37,004	10.400%, 11/1/2016	41,999

	Total	395,654

U.S. Government and Agencies (1.2%)
	U.S. Treasury Notes
550,000	0.250%, 9/30/2015	549,506

	Total	549,506

Utilities (2.5%)
	Access Midstream Partners, LP
100,000	4.875%, 5/15/2023	96,500
	AES Corporation
64,810	7.375%, 7/1/2021	73,073
	Atlas Pipeline Partners, LP
77,000	4.750%, 11/15/2021[g]	70,455
	Buckeye Partners, LP
52,000	2.650%, 11/15/2018	51,236
	Calpine Corporation
100,000	6.000%, 1/15/2022[g]	102,500
	Constellation Energy Group, Inc.
38,000	5.150%, 12/1/2020	40,436

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (60.0%)	Value
Utilities (2.5%) - continued
	Dayton Power and Light Company
$38,000	1.875%, 9/15/2016[g]	$38,310
	DCP Midstream Operating, LP
24,000	2.500%, 12/1/2017	23,897
	Enel Finance International NV
38,000	3.875%, 10/7/2014[g]	38,824
26,000	5.125%, 10/7/2019[g]	27,759
	Energy Transfer Partners, LP
50,000	4.650%, 6/1/2021	51,432
	Enterprise Products Operating, LLC
38,000	1.250%, 8/13/2015	38,252
	Korea Western Power Company, Ltd.
52,000	2.875%, 10/10/2018[g]	51,698
	MidAmerican Energy Holdings Company
47,000	1.100%, 5/15/2017[g]	46,746
54,000	5.750%, 4/1/2018	61,641
	NiSource Finance Corporation
62,000	6.400%, 3/15/2018	71,351
	NRG Energy, Inc.
64,810	6.625%, 3/15/2023	65,296
	ONEOK Partners, LP
76,000	6.150%, 10/1/2016	85,346
26,000	2.000%, 10/1/2017	25,873
26,000	3.200%, 9/15/2018	26,585
	Pacific Gas & Electric Company
26,000	5.625%, 11/30/2017	29,457
	PPL Capital Funding, Inc.
66,000	1.900%, 6/1/2018	64,447

	Total	1,181,114

	Total Long-Term Fixed Income (cost $27,735,687)	27,865,071

Shares	Common Stock (1.6%)
Financials (1.6%)
6,900	iShares J.P. Morgan USD Emerging Markets Bond ETF	746,304

	Total	746,304

	Total Common Stock (cost $746,704)	746,304

Shares or Principal Amount	Short-Term Investments (10.2%)[i]
	Thrivent Cash Management Trust
4,568,156	0.060%	4,568,156
	U.S. Treasury Bill
200,000	0.065%, 6/12/2014[j]	199,942

	Total Short-Term Investments (at amortized cost)	4,768,098

	Total Investments (cost $50,451,252) 108.7%	$50,575,896

	Other Assets and Liabilities, Net (8.7%)	(4,034,713)

	Total Net Assets 100.0%	$46,541,183

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2013.
e	All or a portion of the security is insured or guaranteed.
f	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Opportunity Income Plus Portfolio owned as of December 31, 2013.

Security	Acquisition Date	Cost
JBS Finance II, Ltd., 1/29/2018	8/19/2013	$67,577
Vericrest Opportunity Loan Transferee, 3/25/2054	12/11/2013	99,567
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	453,901

g	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2013, the value of these investments was $4,030,444 or 8.7% of total net assets.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
j	At December 31, 2013, $99,971 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

ETF	-	Exchange Traded Fund.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$656,977
Gross unrealized depreciation	(532,333)

Net unrealized appreciation (depreciation)	$124,644

Cost for federal income tax purposes	$50,451,252

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Opportunity Income Plus Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	754,665	—	754,665	—
Capital Goods	809,404	—	809,404	—
Communications Services	5,415,357	—	5,415,357	—
Consumer Cyclical	3,984,947	—	3,984,947	—
Consumer Non-Cyclical	2,621,921	—	2,621,921	—
Energy	530,889	—	530,889	—
Financials	253,341	—	253,341	—
Technology	842,497	—	842,497	—
Transportation	973,754	—	973,754	—
Utilities	1,009,648	—	1,009,648	—
Long-Term Fixed Income
Asset-Backed Securities	2,673,869	—	2,673,869	—
Basic Materials	773,296	—	773,296	—
Capital Goods	780,201	—	780,201	—
Collateralized Mortgage Obligations	4,146,126	—	4,146,126	—
Commercial Mortgage-Backed Securities	593,957	—	593,957	—
Communications Services	2,037,643	—	2,037,643	—
Consumer Cyclical	1,441,198	—	1,441,198	—
Consumer Non-Cyclical	2,157,714	—	2,157,714	—
Energy	1,405,815	—	1,405,815	—
Financials	5,098,780	—	5,098,780	—
Mortgage-Backed Securities	3,851,847	—	3,851,847	—
Technology	778,351	—	778,351	—
Transportation	395,654	—	395,654	—
U.S. Government and Agencies	549,506	—	549,506	—
Utilities	1,181,114	—	1,181,114	—
Common Stock
Financials	746,304	746,304	—	—
Short-Term Investments	4,768,098	4,568,156	199,942	—

Total	$50,575,896	$5,314,460	$45,261,436	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Credit Default Swaps	2,202	—	2,202	—

Total Asset Derivatives	$2,202	$—	$2,202	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Portfolio

Schedule of Investments as of December 31, 2013

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 21, 5 Year, at 5.00%; Bank of America	Sell	12/20/2018	$300,000	$2,202	$2,202
Total Credit Default Swaps				$2,202	$2,202

1	As the buyer of protection, Opportunity Income Plus Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Opportunity Income Plus Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Opportunity Income Plus Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	2,202
Total Credit Contracts		2,202

Total Asset Derivatives		$2,202

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	15,039
Total Equity Contracts		15,039
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	46,023
Total Interest Rate Contracts		46,023
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	317
Total Credit Contracts		317

Total		$61,379

The accompanying Notes to Financial Statements are an integral part of this schedule.

Opportunity Income Plus Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Opportunity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	2,202
Total Credit Contracts		2,202
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,242
Total Interest Rate Contracts		2,242

Total		$4,444

The following table presents Opportunity Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)		Swaps (Notional)*	Options (Contracts)
Equity Contracts	N/A	N/A	%	N/A	1
Interest Rate Contracts	$1,181,867	3.0		N/A	N/A
Credit Contracts	N/A	N/A		$820	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Opportunity Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Short Term Investment	$16,055,160	$79,334,407	$90,821,411	4,568,156	$4,568,156	$11,642
Total Value and Income Earned	16,055,160				4,568,156	11,642

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Technology Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (98.1%)	Value
Communications Equipment (7.4%)
24,587	Calix, Inc.[a]	$237,019
21,769	Juniper Networks, Inc.[a]	491,326
37,872	QUALCOMM, Inc.	2,811,996

	Total	3,540,341

Computers & Peripherals (12.0%)
7,671	Apple, Inc.	4,304,275
57,537	EMC Corporation	1,447,055

	Total	5,751,330

Consumer Discretionary (7.8%)
5,957	Amazon.com, Inc.[a]	2,375,592
1,177	Priceline.com, Inc.[a]	1,368,145

	Total	3,743,737

Electronic Equipment, Instruments & Components (2.1%)
11,134	Amphenol Corporation	992,930

	Total	992,930

Financials (5.4%)
20,522	American Tower Corporation	1,638,066
4,174	IntercontinentalExchange, Inc.	938,816

	Total	2,576,882

Internet Software & Services (22.7%)
23,587	eBay, Inc.[a]	1,294,690
10,673	Equinix, Inc.[a]	1,893,924
28,871	Facebook, Inc.[a]	1,578,089
2,546	Google, Inc.[a]	2,853,328
5,311	LinkedIn Corporation[a]	1,151,584
52,555	Pandora Media, Inc.[a]	1,397,963
3,920	Twitter, Inc.[a]	249,508
11,317	Yandex NVa	488,329

	Total	10,907,415

IT Consulting & Services (5.3%)
9,755	Cognizant Technology Solutions Corporation[a]	985,060
4,091	FleetCor Technologies, Inc.[a]	479,343
46,599	InterXion Holding NVa	1,100,202

	Total	2,564,605

Semiconductors & Semiconductor Equipment (5.7%)
22,186	Altera Corporation	721,711
8,409	Hittite Microwave Corporation[a]	519,087
8,344	Ultratech, Inc.[a]	241,976
27,824	Xilinx, Inc.	1,277,678

	Total	2,760,452

Software (23.7%)
19,871	Adobe Systems, Inc.[a]	1,189,876
13,702	CommVault Systems, Inc.[a]	1,026,006
24,748	Guidewire Software, Inc.[a]	1,214,384
16,673	MICROS Systems, Inc.[a]	956,530
19,122	Microsoft Corporation	715,736
12,269	NetSuite, Inc.[a]	1,263,952
45,947	Oracle Corporation	1,757,932
31,157	Salesforce.com, Inc.[a]	1,719,555
22,369	ServiceNow, Inc.[a]	1,252,888
8,153	Solarwinds, Inc.[a]	308,428

	Total	11,405,287

Telecommunications Services (6.0%)
21,498	SBA Communications Corporation[a]	1,931,381
31,275	TW Telecom, Inc.[a]	952,949

	Total	2,884,330

	Total Common Stock (cost $33,759,728)	47,127,309

Shares or Principal Amount	Short-Term Investments (1.8%)[b]
	Thrivent Cash Management Trust
856,402	0.060%	856,402
	Total Short-Term Investments (at amortized cost)	856,402

	Total Investments (cost $34,616,130) 99.9%	$47,983,711

	Other Assets and Liabilities, Net 0.1%	71,083

	Total Net Assets 100.0%	$48,054,794

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$13,537,490
Gross unrealized depreciation	(198,792)

Net unrealized appreciation (depreciation)	$13,338,698

Cost for federal income tax purposes	$34,645,013

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Technology Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Partner Technology Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Equipment	3,540,341	3,540,341	—	—
Computers & Peripherals	5,751,330	5,751,330	—	—
Consumer Discretionary	3,743,737	3,743,737	—	—
Electronic Equipment, Instruments & Components	992,930	992,930	—	—
Financials	2,576,882	2,576,882	—	—
Internet Software & Services	10,907,415	10,907,415	—	—
IT Consulting & Services	2,564,605	2,564,605	—	—
Semiconductors & Semiconductor Equipment	2,760,452	2,760,452	—	—
Software	11,405,287	11,405,287	—	—
Telecommunications Services	2,884,330	2,884,330	—	—
Short-Term Investments	856,402	856,402	—	—

Total	$47,983,711	$47,983,711	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Technology Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust-Collateral Investment	$2,884,020	$25,248,330	$28,132,350	—	$—	$77,721
Cash Management Trust-Short Term Investment	513,722	14,088,364	13,745,684	856,402	856,402	797
Total Value and Income Earned	3,397,742				856,402	78,518

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (96.9%)	Value
Biotechnology (20.2%)
16,800	Amgen, Inc.	$1,917,888
7,200	Biogen Idec, Inc.[a]	2,014,200
29,400	Celldex Therapeutics, Inc.[a]	711,774
7,202	Gilead Sciences, Inc.[a]	541,230
20,200	Halozyme Therapeutics, Inc.[a]	302,798
49,167	ImmunoGen, Inc.[a]	721,280
100,883	Ironwood Pharmaceuticals, Inc.[a]	1,171,252
67,633	Keryx BioPharmaceuticals, Inc.[a]	875,847
21,193	Portola Pharmaceuticals, Inc.[a]	545,720
14,067	Synageva BioPharma Corporation[a]	910,416
15,143	Vertex Pharmaceuticals, Inc.[a]	1,125,125

	Total	10,837,530

Health Care Equipment (18.5%)
63,195	Accuray, Inc.[a]	550,429
153,537	Boston Scientific Corporation[a]	1,845,515
26,597	Covidien plc	1,811,256
16,115	Dexcom, Inc.[a]	570,632
42,690	EOS Imaging SAa	371,153
11,865	HeartWare International, Inc.[a]	1,114,835
23,241	Hologic, Inc.[a]	519,436
4,832	Intuitive Surgical, Inc.[a]	1,855,875
50,907	NxStage Medical, Inc.[a]	509,070
40,480	Tornier NVa	760,619

	Total	9,908,820

Health Care Supplies (2.5%)
23,910	Align Technology, Inc.[a]	1,366,457

	Total	1,366,457

Pharmaceuticals (55.7%)
35,500	AbbVie, Inc.	1,874,755
18,400	Allergan, Inc.	2,043,872
53,470	Aspen Pharmacare Holdings, Ltd.	1,371,353
72,681	Hikma Pharmaceuticals plc	1,447,751
77,962	Merck & Company, Inc.	3,901,998
32,040	Mylan, Inc.[a]	1,390,536
51,792	Novartis AG	4,151,097
11,525	Novo Nordisk AS ADR	2,129,359
14,812	Roche Holding AG	4,149,230
33,400	Sanofi	3,566,964
7,744	Sawai Pharmaceutical Company, Ltd.	500,031
14,450	Shire Pharmaceuticals Group plc ADR	2,041,640
16,127	Towa Pharmaceutical Company, Ltd.	676,312
287,621	Vectura Group plc[a]	666,804

	Total	29,911,702

	Total Common Stock (cost $42,317,508)	52,024,509

Shares or Principal Amount	Short-Term Investments (3.0%)[b]
	Thrivent Cash Management Trust
1,615,477	0.060%	1,615,477

	Total Short-Term Investments (at amortized cost)	1,615,477

	Total Investments (cost $43,932,985) 99.9%	$53,639,986

	Other Assets and Liabilities, Net 0.1%	58,857

	Total Net Assets 100.0%	$53,698,843

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$9,940,904
Gross unrealized depreciation	(342,289)

Net unrealized appreciation (depreciation)	$9,598,615

Cost for federal income tax purposes	$44,041,371

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Partner Healthcare Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Biotechnology	10,837,530	10,837,530	—	—
Health Care Equipment	9,908,820	9,537,667	371,153	—
Health Care Supplies	1,366,457	1,366,457	—	—
Pharmaceuticals	29,911,702	13,382,160	16,529,542	—
Short-Term Investments	1,615,477	1,615,477	—	—

Total	$53,639,986	$36,739,291	$16,900,695	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Partner Healthcare Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/ (Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	749
Total Foreign Exchange Contracts		749

Total		$749

The following table presents Partner Healthcare Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$73,157	0.2%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Healthcare Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust-Short Term Investment	$1,046,040	$17,662,160	$17,092,723	1,615,477	$1,615,477	$1,561
Total Value and Income Earned	1,046,040				1,615,477	1,561

The accompanying Notes to Financial Statements are an integral part of this schedule.

Natural Resources Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (94.2%)	Value
Coal & Consumable Fuels (2.7%)
48,514	Alpha Natural Resources, Inc.[a]	$346,390
31,394	Peabody Energy Corporation	613,125

	Total	959,515

Consumer Staples (10.6%)
29,903	Archer-Daniels-Midland Company	1,297,790
13,710	Bunge, Ltd.	1,125,728
18,695	Ingredion, Inc.	1,279,860

	Total	3,703,378

Financials (8.1%)
4,700	Camden Property Trust	267,336
14,300	DDR Corporation	219,791
9,500	Host Hotels & Resorts, Inc.	184,680
3,900	Macerich Company	229,671
10,400	Prologis, Inc.	384,280
6,900	RLJ Lodging Trust	167,808
10,000	SPDR Gold Trust[a,b]	1,161,700
7,300	Tanger Factory Outlet Centers, Inc.	233,746

	Total	2,849,012

Integrated Oil & Gas (11.7%)
13,729	Chevron Corporation	1,714,890
9,582	Occidental Petroleum Corporation	911,248
33,226	Petroleo Brasileiro SA ADR	457,854
16,400	Total SA ADR	1,004,828

	Total	4,088,820

Materials (5.3%)
14,000	Cliffs Natural Resources, Inc.[b]	366,940
12,800	Mosaic Company	605,056
6,840	Southern Copper Corporation	196,376
17,500	Teck Resources, Ltd.	455,175
13,075	Walter Energy, Inc.[b]	217,437

	Total	1,840,984

Oil & Gas Equipment & Services (20.3%)
13,701	Dril-Quip, Inc.[a]	1,506,151
250	Frank’s International NV	6,750
23,000	National Oilwell Varco, Inc.	1,829,190
28,700	Schlumberger, Ltd.	2,586,157
75,900	Weatherford International, Ltd.[a]	1,175,691

	Total	7,103,939

Oil & Gas Exploration & Production (21.8%)
43,200	Cobalt International Energy, Inc.[a]	710,640
7,900	Concho Resources, Inc.[a]	853,200
7,300	EOG Resources, Inc.	1,225,232
14,300	EQT Corporation	1,283,854
29,500	Marathon Oil Corporation	1,041,350
18,000	Oasis Petroleum, Inc.[a]	845,460
13,000	SM Energy Company	1,080,430
15,100	Southwestern Energy Company[a]	593,883

	Total	7,634,049

Oil & Gas Refining & Marketing (2.6%)
17,800	Valero Energy Corporation	897,120

	Total	897,120

Real Estate Investment Trusts (11.1%)
6,235	Boston Properties, Inc.	625,807
11,486	Equity Residential	595,779
6,921	Health Care REIT, Inc.	370,758
19,200	Kimco Realty Corporation	379,200
2,444	Public Storage, Inc.	367,871
6,679	Simon Property Group, Inc.	1,016,276
5,810	Vornado Realty Trust	515,870

	Total	3,871,561

	Total Common Stock (cost $33,833,683)	32,948,378

	Collateral Held for Securities Loaned (5.1%)
1,771,801	Thrivent Cash Management Trust	1,771,801

	Total Collateral Held for Securities Loaned (cost $1,771,801)	1,771,801

Shares or Principal Amount	Short-Term Investments (5.4%)[c]
	Thrivent Cash Management Trust
1,879,163	0.060%	1,879,163

	Total Short-Term Investments (at amortized cost)	1,879,163

	Total Investments (cost $37,484,647) 104.7%	$36,599,342

	Other Assets and Liabilities, Net (4.7%)	(1,647,072)

	Total Net Assets 100.0%	$34,952,270

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,912,177
Gross unrealized depreciation	(6,797,482)

Net unrealized appreciation (depreciation)	$(885,305)

Cost for federal income tax purposes	$37,484,647

The accompanying Notes to Financial Statements are an integral part of this schedule.

Natural Resources Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Natural Resources Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Coal & Consumable Fuels	959,515	959,515	—	—
Consumer Staples	3,703,378	3,703,378	—	—
Financials	2,849,012	2,849,012	—	—
Integrated Oil & Gas	4,088,820	4,088,820	—	—
Materials	1,840,984	1,840,984	—	—
Oil & Gas Equipment & Services	7,103,939	7,103,939	—	—
Oil & Gas Exploration & Production	7,634,049	7,634,049	—	—
Oil & Gas Refining & Marketing	897,120	897,120	—	—
Real Estate Investment Trusts	3,871,561	3,871,561	—	—
Collateral Held for Securities Loaned	1,771,801	1,771,801	—	—
Short-Term Investments	1,879,163	1,879,163	—	—

Total	$36,599,342	$36,599,342	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Natural Resources Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(6,941)
Total Foreign Exchange Contracts		(6,941)

Total		($6,941)

The following table presents Natural Resources Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$2,992	< 0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Natural Resources Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$3,223,242	$14,649,590	$16,101,031	1,771,801	$1,771,801	$9,940
Cash Management Trust- Short Term Investment	592,217	5,305,221	4,018,275	1,879,163	1,879,163	1,075
Total Value and Income Earned	3,815,459				3,650,964	11,015

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (89.9%)	Value
Brazil (10.7%)
121,079	Banco Bradesco SA ADR	$1,517,120
20,521	Lojas Renner SA	531,930
26,084	Multiplan Empreendimentos Imobiliarios SA	551,697
8,900	Petroleo Brasileiro SA ADR	122,642
56,500	Souza Cruz SA	577,393
59,400	Ultrapar Participacoes SA	1,411,592
106,660	Vale SA ADR	1,626,566

	Total	6,338,940

Chile (1.3%)
33,494	Banco Santander Chile SA ADR[a]	789,454

	Total	789,454

China (2.6%)
1,423,000	PetroChina Company, Ltd.	1,561,802

	Total	1,561,802

Hong Kong (11.4%)
339,000	AIA Group, Ltd.	1,706,353
211,500	China Mobile, Ltd.	2,203,053
173,000	Hang Lung Group, Ltd.	875,161
132,000	Hang Lung Properties, Ltd.	418,425
102,000	Swire Pacific, Ltd., Class A	1,198,465
100,000	Swire Pacific, Ltd., Class B	226,020
59,500	Swire Properties, Ltd.	150,675

	Total	6,778,152

Hungary (1.4%)
41,710	Richter Gedeon Nyrt	847,912

	Total	847,912

India (13.5%)
12,500	GlaxoSmithKline Pharmaceuticals, Ltd.	605,913
5,200	Grasim Industries, Ltd.	228,534
4,350	Grasim Industries, Ltd. GDR	191,441
21,000	Hero Motocorp, Ltd.	705,219
83,000	Hindustan Unilever, Ltd.	766,244
118,639	Housing Development Finance Corporation	1,527,545
30,000	ICICI Bank, Ltd.	536,366
5,000	ICICI Bank, Ltd. ADR	185,850
30,000	Infosys, Ltd.	1,690,828
3,900	Infosys, Ltd. ADR	220,740
164,000	ITC, Ltd.	853,998
15,947	Ultra Tech Cement, Ltd.	455,398
2,484	Ultra Tech Cement, Ltd. GDR	70,843

	Total	8,038,919

Indonesia (2.5%)
2,620,000	PT Astra International Tbk	1,467,341

	Total	1,467,341

Luxembourg (2.3%)
31,965	Tenaris SA ADR[a]	1,396,551

	Total	1,396,551

Malaysia (2.5%)
335,418	CIMB Group Holdings Berhad	781,806
120,000	Public Bank Berhad	715,860

	Total	1,497,666

Mexico (7.9%)
16,400	Fomento Economico Mexicano SAB de CV ADR	1,605,068
6,800	Grupo Aeroportuario del Sureste SAB de CV ADR	847,484
258,577	Grupo Financiero Banorte SAB de CV ADR	1,809,336
120,300	Organizacion Soriana SAB de CVb	428,810

	Total	4,690,698

Philippines (2.6%)
14,000	Ayala Corporation	163,854
1,388,900	Ayala Land, Inc.	778,157
312,897	Bank of the Philippine Islands	600,491

	Total	1,542,502

Poland (2.0%)
20,523	Bank Pekao SA	1,219,201

	Total	1,219,201

Russia (4.3%)
28,400	Lukoil ADR	1,776,624
2,800	Magnit OJSC	788,042

	Total	2,564,666

South Africa (2.7%)
46,921	Massmart Holdings, Ltd.	581,858
142,193	Truworths International, Ltd.	1,041,785

	Total	1,623,643

South Korea (2.5%)
3,670	E-Mart Company, Ltd.[b]	928,168
1,230	Samsung Electronics Company, Ltd. GDR	596,134

	Total	1,524,302

Taiwan (4.7%)
215,400	Taiwan Mobile Company, Ltd.	696,219
602,499	Taiwan Semiconductor Manufacturing Company, Ltd.	2,127,399

	Total	2,823,618

Thailand (4.1%)
133,700	PTT Exploration & Production pcl	679,116
64,400	Siam Cement pcl	798,515
228,600	Siam Commercial Bank pcl	1,004,774

	Total	2,482,405

Turkey (4.1%)
310,833	Akbank TAS	970,046
33,036	BIM Birlesik Magazalar AS	667,190
260,790	Turkiye Garanti Bankasi AS	845,360

	Total	2,482,596

United Kingdom (5.7%)
22,386	BHP Billiton plc	693,659
25,139	SABMiller plc	1,277,920

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (89.9%)	Value
United Kingdom (5.7%) - continued
64,950	Standard Chartered plc	$1,467,030

	Total	3,438,609

United States (1.1%)
9,000	Yum! Brands, Inc.	680,490

	Total	680,490

	Total Common Stock (cost $47,391,607)	53,789,467

	Preferred Stock (7.2%)
Brazil (2.9%)
97,500	Petroleo Brasileiro SA ADR, Preferred Shares	1,432,275
21,805	Vale SA ADR, Preferred Shares	305,488

	Total	1,737,763

South Korea (4.3%)
2,695	Samsung Electronics Company, Ltd., Preferred Shares	2,591,805

	Total	2,591,805

	Total Preferred Stock (cost $4,523,864)	4,329,568

	Collateral Held for Securities Loaned (3.7%)
2,223,998	Thrivent Cash Management Trust	2,223,998

	Total Collateral Held for Securities Loaned (cost $2,223,998)	2,223,998

Shares or Principal Amount	Short-Term Investments (3.1%)[c]
	Thrivent Cash Management Trust
1,837,201	0.060%	1,837,201

	Total Short-Term Investments (at amortized cost)	1,837,201

	Total Investments (cost $55,976,670) 103.9%	$62,180,234

	Other Assets and Liabilities, Net (3.9%)	(2,311,388)

	Total Net Assets 100.0%	$59,868,846

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,310,366
Gross unrealized depreciation	(4,212,937)

Net unrealized appreciation (depreciation)	$6,097,429

Cost for federal income tax purposes	$56,082,805

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Partner Emerging Markets Equity Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	5,783,743	680,490	5,103,253	—
Consumer Staples	7,117,713	1,605,068	5,512,645	—
Energy	6,948,327	1,519,193	5,429,134	—
Financials	18,062,864	2,492,424	15,570,440	—
Health Care	1,453,825	—	1,453,825	—
Industrials	4,568,397	918,327	3,650,070	—
Information Technology	4,635,101	220,740	4,414,361	—
Materials	2,320,225	1,626,566	693,659	—
Telecommunications Services	2,899,272	—	2,899,272	—
Preferred Stock
Energy	1,432,275	1,432,275	—	—
Information Technology	2,591,805	—	2,591,805	—
Materials	305,488	305,488	—	—
Collateral Held for Securities Loaned	2,223,998	2,223,998	—	—
Short-Term Investments	1,837,201	1,837,201	—	—

Total	$62,180,234	$14,861,770	$47,318,464	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Partner Emerging Markets Equity Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(15,144)
Total Foreign Exchange Contracts		(15,144)

Total		($15,144)

The following table presents Partner Emerging Markets Equity Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$26,610	< 0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Emerging Markets Equity Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$2,001,279	$28,304,377	$28,081,658	2,223,998	$2,223,998	$3,954
Cash Management Trust- Short Term Investment	1,497,572	10,852,517	10,512,888	1,837,201	1,837,201	1,467
Total Value and Income Earned	3,498,851				4,061,199	5,421

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (99.3%)	Value
Casinos & Gaming (0.1%)
1,000	Las Vegas Sands Corporation	$78,870

	Total	78,870

Diversified Real Estate Activities (0.1%)
2,519	Brookfield Asset Management, Inc.	97,813

	Total	97,813

Diversified REITS (7.6%)
6,792	American Assets Trust, Inc.	213,473
5,000	American Realty Capital Properties, Inc.	64,300
42,450	Cousins Properties, Inc.	437,235
75,120	Duke Realty Corporation	1,129,805
19,343	Empire State Realty Trust, Inc.	295,948
20,176	First Potomac Realty Trust	234,647
3,150	Gladstone Commercial Corporation	56,605
30,414	Lexington Realty Trust	310,527
27,743	Liberty Property Trust	939,655
5,270	PS Business Parks, Inc.	402,733
7,620	Select Income REIT	203,759
26,560	Spirit Realty Captial, Inc.	261,085
42,850	Vornado Realty Trust	3,804,651
12,015	Washington Real Estate Investment Trust	280,670
6,300	Whitestone REIT	84,231
22,500	Winthrop Realty Trust	248,625
2,650	WP Carey, Inc.	162,578

	Total	9,130,527

Health Care Facilities (0.1%)
5,800	Brookdale Senior Living, Inc.[a]	157,644

	Total	157,644

Hotels, Resorts & Cruise Lines (0.8%)
5,000	Hilton Worldwide Holdings, Inc.[a]	111,250
2,500	Hyatt Hotels Corporation[a]	123,650
6,806	Starwood Hotels & Resorts Worldwide, Inc.	540,737
2,500	Wyndham Worldwide Corporation	184,225

	Total	959,862

Industrial REITS (6.0%)
72,816	DCT Industrial Trust, Inc.	519,178
7,724	EastGroup Properties, Inc.	447,451
34,246	First Industrial Realty Trust, Inc.	597,593
138,923	Prologis, Inc.	5,133,205
10,000	Rexford Industrial Realty, Inc.	132,000
11,150	STAG Industrial, Inc.	227,348
8,523	Terreno Realty Corporation	150,857

	Total	7,207,632

Office REITS (13.4%)
18,712	Alexandria Real Estate Equities, Inc.	1,190,457
46,162	BioMed Realty Trust, Inc.	836,455
40,868	Boston Properties, Inc.	4,101,921
27,530	Brandywine Realty Trust	387,898
5,646	Coresite Realty Corporation	181,745
18,957	Corporate Office Properties Trust	449,091
4,250	CyrusOne, Inc.	94,903
26,768	Digital Realty Trust, Inc.	1,314,844
48,757	Douglas Emmett, Inc.	1,135,551
23,543	DuPont Fabros Technology, Inc.	581,748
5,800	Franklin Street Properties Corporation	69,310
20,412	Highwoods Properties, Inc.	738,302
12,749	Hudson Pacific Properties, Inc.	278,821
22,663	Kilroy Realty Corporation	1,137,229
16,405	Mack-Cali Realty Corporation	352,379
13,270	Parkway Properties, Inc.	255,978
16,963	Piedmont Office Realty Trust, Inc.	280,229
2,000	QTS Realty Trust, Inc.	49,560
28,777	SL Green Realty Corporation	2,658,419

	Total	16,094,840

Real Estate Operating Companies (0.5%)
2,557	Brookfield Office Properties, Inc.	49,222
29,043	Forest City Enterprises, Inc.[a]	554,722

	Total	603,944

Residential REITS (16.7%)
25,853	American Campus Communities, Inc.	832,725
49,084	Apartment Investment & Management Company	1,271,766
10,059	Associated Estates Realty Corporation	161,447
33,654	AvalonBay Communities, Inc.	3,978,912
17,457	BRE Properties, Inc.	955,072
32,851	Camden Property Trust	1,868,565
24,376	Campus Crest Communities, Inc.	229,378
34,964	Education Realty Trust, Inc.	308,383
17,578	Equity Lifestyle Properties, Inc.	636,851
77,690	Equity Residential	4,029,780
13,299	Essex Property Trust, Inc.	1,908,540
13,187	Home Properties, Inc.	707,087
11,474	Mid-America Apartment Communities, Inc.	696,931
20,535	Post Properties, Inc.	928,798
9,117	Sun Communities, Inc.	388,749
48,094	UDR, Inc.	1,122,995

	Total	20,025,979

Retail REITS (25.8%)
22,163	Acadia Realty Trust	550,307
5,450	Agree Realty Corporation	158,159
3,915	AmREIT, Inc.	65,772
4,000	Brixmor Property Group, Inc.[a]	81,320
38,739	CBL & Associates Properties, Inc.	695,752
10,925	Cedar Realty Trust, Inc.	68,391
25,250	Cole Real Estate Investments, Inc.	354,510
127,606	DDR Corporation	1,961,304
16,517	Equity One, Inc.	370,641
8,632	Excel Trust, Inc.	98,318
14,295	Federal Realty Investment Trust	1,449,656
142,505	General Growth Properties, Inc.	2,860,075
55,924	Glimcher Realty Trust	523,449
18,332	Inland Real Estate Corporation	192,853
73,387	Kimco Realty Corporation	1,449,393
26,747	Kite Realty Group Trust	175,728
31,166	Macerich Company	1,835,366

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (99.3%)	Value
Retail REITS (25.8%) - continued
18,286	National Retail Properties, Inc.	$554,614
12,526	Pennsylvania Real Estate Investment Trust	237,743
24,848	Ramco-Gershenson Properties Trust	391,108
6,500	Realty Income Corporation	242,645
23,692	Regency Centers Corporation	1,096,940
9,222	Retail Opportunity Investments Corporation	135,748
16,500	Retail Properties of America, Inc.	209,880
1,138	Saul Centers, Inc.	54,317
83,661	Simon Property Group, Inc.	12,729,858
21,363	Tanger Factory Outlet Centers, Inc.	684,043
15,941	Taubman Centers, Inc.	1,018,949
6,500	Urstadt Biddle Properties, Inc.	119,925
23,142	Weingarten Realty Investors	634,554

	Total	31,001,318

Specialized REITS (28.1%)
17,400	American Tower Corporation	1,388,868
16,278	Ashford Hospitality Trust, Inc.	134,782
3,100	Aviv REIT, Inc.	73,470
9,877	Chatham Lodging Trust	201,985
13,933	Chesapeake Lodging Trust	352,365
9,444	Corrections Corporation of America REIT	302,869
53,072	CubeSmart	845,968
26,095	DiamondRock Hospitality Company	301,397
11,308	EPR Properties	555,901
36,520	Extra Space Storage, Inc.	1,538,588
15,843	FelCor Lodging Trust, Inc.[a]	129,279
79,942	HCP, Inc.	2,903,493
53,052	Health Care REIT, Inc.	2,841,996
31,262	Healthcare Realty Trust, Inc.	666,193
14,000	Healthcare Trust of America, Inc.	137,760
41,647	Hersha Hospitality Trust	231,974
11,549	Hospitality Properties Trust	312,169
195,140	Host Hotels & Resorts, Inc.	3,793,522
23,190	LaSalle Hotel Properties	715,643
7,022	LTC Properties, Inc.	248,509
28,964	Medical Properties Trust, Inc.	353,940
3,620	National Health Investors, Inc.	203,082
7,161	Omega Healthcare Investors, Inc.	213,398
23,508	Pebblebrook Hotel Trust	723,106
6,020	Physicians Realty Trust	76,695
5,465	Plum Creek Timber Company, Inc.	254,177
33,783	Public Storage, Inc.	5,085,017
4,494	Rayonier, Inc. REIT	189,197
26,080	RLJ Lodging Trust	634,266
5,792	Sabra Healthcare REIT, Inc.	151,403
25,466	Senior Housing Property Trust	566,109
4,099	Sovran Self Storage, Inc.	267,132
79,774	Strategic Hotels & Resorts, Inc.[a]	753,864
42,457	Summit Hotel Properties, Inc.	382,113
74,923	Sunstone Hotel Investors, Inc.	1,003,968
75,120	Ventas, Inc.	4,302,874
28,800	Weyerhaeuser Company REIT	909,216

	Total	33,746,288

Wireless Telecommunication Services (0.1%)
2,000	Crown Castle International Corporation[a]	146,860

	Total	146,860

	Total Common Stock (cost $131,668,620)	119,251,577

Shares or Principal Amount	Short-Term Investments (0.3%)[b]
	Thrivent Cash Management Trust
359,706	0.060%	359,706

	Total Short-Term Investments (at amortized cost)	359,706

	Total Investments (cost $132,028,326) 99.6%	$119,611,283

	Other Assets and Liabilities, Net 0.4%	454,559

	Total Net Assets 100.0%	$120,065,842

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$12,418,924
Gross unrealized depreciation	(24,861,696)

Net unrealized appreciation (depreciation)	$(12,442,772)

Cost for federal income tax purposes	$132,054,055

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Real Estate Securities Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Casinos & Gaming	78,870	78,870	—	—
Diversified Real Estate Activities	97,813	97,813	—	—
Diversified REITS	9,130,527	9,130,527	—	—
Health Care Facilities	157,644	157,644	—	—
Hotels, Resorts & Cruise Lines	959,862	959,862	—	—
Industrial REITS	7,207,632	7,207,632	—	—
Office REITS	16,094,840	16,094,840	—	—
Real Estate Operating Companies	603,944	603,944	—	—
Residential REITS	20,025,979	20,025,979	—	—
Retail REITS	31,001,318	31,001,318	—	—
Specialized REITS	33,746,288	33,746,288	—	—
Wireless Telecommunication Services	146,860	146,860	—	—
Short-Term Investments	359,706	359,706	—	—

Total	$119,611,283	$119,611,283	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Real Estate Securities Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust-Short Term Investment	$746,798	$23,152,247	$23,539,339	359,706	$359,706	$742
Total Value and Income Earned	746,798				359,706	742

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (97.9%)	Value
Consumer Discretionary (19.1%)
37,090	American Axle & Manufacturing Holdings, Inc.[a]	$758,491
63,560	American Public Education, Inc.[a]	2,762,953
106,365	ANN, Inc.[a]	3,888,704
30,260	Arctic Cat, Inc.	1,724,215
16,340	Asbury Automotive Group, Inc.[a]	878,112
20,080	Boyd Gaming Corporation[a]	226,101
66,660	Brunswick Corporation	3,070,360
5,030	Buffalo Wild Wings, Inc.[a]	740,416
61,450	Chuy’s Holdings, Inc.[a]	2,213,429
18,830	Cracker Barrel Old Country Store, Inc.	2,072,618
12,410	Dorman Products, Inc.[a]	695,829
29,080	E.W. Scripps Company[a]	631,618
91,650	Fifth & Pacific Companies, Inc.[a]	2,939,215
56,280	Five Below, Inc.[a,b]	2,431,296
34,600	Fox Factory Holding Corporation[a]	609,652
21,990	Gray Television, Inc.[a]	327,211
71,220	HomeAway, Inc.[a,b]	2,911,474
82,580	Imax Corporation[a,b]	2,434,458
11,790	ITT Educational Services, Inc.[a,b]	395,908
16,080	Krispy Kreme Doughnuts, Inc.[a]	310,183
26,850	LifeLock, Inc.[a]	440,609
14,140	Lithia Motors, Inc.	981,599
53,259	Meritage Homes Corporation[a]	2,555,899
5,200	Modine Manufacturing Company[a]	66,664
27,980	Multimedia Games Holding Company, Inc.[a]	877,453
17,170	Nexstar Broadcasting Group, Inc.	956,884
11,290	Oxford Industries, Inc.	910,764
124,180	Pier 1 Imports, Inc.	2,866,074
14,900	Red Robin Gourmet Burgers, Inc.[a]	1,095,746
73,300	Shutterfly, Inc.[a]	3,733,169
65,790	Sotheby’s Holdings, Inc.	3,500,028
11,740	Stamps.com, Inc.[a]	494,254
65,180	Tenneco, Inc.[a]	3,687,233
102,370	Texas Roadhouse, Inc.	2,845,886
42,840	Vail Resorts, Inc.	3,222,853
81,300	Vitamin Shoppe, Inc.[a]	4,228,413
45,040	Zumiez, Inc.[a]	1,171,040

	Total	65,656,811

Consumer Staples (6.2%)
113,790	B&G Foods, Inc.	3,858,619
3,530	Boston Beer Company, Inc.[a,b]	853,519
23,540	Hain Celestial Group, Inc.[a]	2,136,961
4,050	Natural Grocers by Vitamin Cottage, Inc.[a]	171,922
62,670	Prestige Brands Holdings, Inc.[a]	2,243,586
625,020	Rite Aid Corporation[a]	3,162,601
55,760	Susser Holdings Corporation[a,b]	3,651,722
3,180	TreeHouse Foods, Inc.[a]	219,166
66,520	United Natural Foods, Inc.[a]	5,014,943

	Total	21,313,039

Energy (4.6%)
12,130	Bonanza Creek Energy, Inc.[a]	527,291
31,580	Callon Petroleum Company[a]	206,217
9,270	Diamondback Energy, Inc.[a]	490,012
19,230	Dril-Quip, Inc.[a]	2,113,954
330,070	Kodiak Oil & Gas Corporation[a]	3,700,085
4,500	PDC Energy, Inc.[a]	239,490
156,730	Rex Energy Corporation[a]	3,089,148
64,250	Rosetta Resources, Inc.[a]	3,086,570
36,120	SemGroup Corporation	2,356,108

	Total	15,808,875

Financials (7.0%)
43,546	Bank of the Ozarks, Inc.	2,464,268
200,640	Brandywine Realty Trust	2,827,018
40,640	eHealth, Inc.[a]	1,889,354
16,407	Essent Group, Ltd.[a]	394,752
13,125	Evercore Partners, Inc.	784,612
27,440	Financial Engines, Inc.	1,906,531
22,070	Hanmi Financial Corporation	483,112
204,940	Hersha Hospitality Trust	1,141,516
30,250	Home Loan Servicing Solutions, Ltd.	694,843
28,830	Independent Bank Corporation[a]	345,960
21,720	Infinity Property & Casualty Corporation	1,558,410
59,460	Portfolio Recovery Associates, Inc.[a,b]	3,141,866
730,020	Synovus Financial Corporation	2,628,072
33,790	Umpqua Holdings Corporation[b]	646,741
174,580	WisdomTree Investments, Inc.[a]	3,091,812

	Total	23,998,867

Health Care (16.3%)
69,840	Acadia Healthcare Company, Inc.[a]	3,305,527
35,972	ACADIA Pharmaceuticals, Inc.[a,b]	898,940
44,680	Aegerion Pharmaceuticals, Inc.[a]	3,170,493
76,590	Air Methods Corporation[a]	4,467,495
160,134	Akorn, Inc.[a]	3,944,100
69,530	Align Technology, Inc.[a]	3,973,639
5,270	Analogic Corporation	466,711
24,740	ArthroCare Corporation[a]	995,538
98,490	Bruker Corporation[a]	1,947,147
9,950	Cardiovascular Systems, Inc.[a]	341,186
57,410	Cepheid, Inc.[a,b]	2,682,195
42,860	Cubist Pharmaceuticals, Inc.[a]	2,951,768
47,380	Cyberonics, Inc.[a]	3,103,864
15,300	Enanta Pharmaceuticals, Inc.[a]	417,384
5,880	Furiex Pharmaceuticals, Inc.[a]	247,019
89,900	Impax Laboratories, Inc.[a]	2,260,086
149,599	Ironwood Pharmaceuticals, Inc.[a,b]	1,736,844
19,810	Lannett Company, Inc.[a]	655,711
10,290	Molina Healthcare, Inc.[a]	357,578
27,130	Natus Medical, Inc.[a]	610,425
104,140	Neurocrine Biosciences, Inc.[a]	972,668
102,100	NPS Pharmaceuticals, Inc.[a]	3,099,756
73,620	PAREXEL International Corporation[a]	3,326,152
16,810	Receptos, Inc.[a]	487,322
49,080	Team Health Holdings, Inc.[a]	2,235,594
31,833	Teleflex, Inc.	2,987,845
26,980	Viropharma, Inc.[a]	1,344,953
67,500	West Pharmaceutical Services, Inc.	3,311,550

	Total	56,299,490

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (97.9%)	Value
Industrials (16.2%)
25,680	Acuity Brands, Inc.	$2,807,338
99,560	CAI International, Inc.[a]	2,346,629
8,510	Chart Industries, Inc.[a]	813,896
2,690	Copa Holdings SA	430,696
23,400	Energy Recovery, Inc.[a,b]	130,104
8,450	EnPro Industries, Inc.[a]	487,142
68,170	Generac Holdings, Inc.	3,861,149
11,450	Genesee & Wyoming, Inc.[a]	1,099,772
56,400	Heico Corporation	3,268,380
79,020	Hexcel Corporation[a]	3,531,404
36,940	Huron Consulting Group, Inc.[a]	2,316,877
1,390	Hyster-Yale Materials Handling, Inc.	129,492
96,680	MasTec, Inc.[a]	3,163,370
22,090	Middleby Corporation[a]	5,300,937
118,160	On Assignment, Inc.[a]	4,126,147
33,030	PGT, Inc.[a]	334,264
18,370	Primoris Services Corporation	571,858
43,960	Proto Labs, Inc.[a,b]	3,129,073
16,410	Roadrunner Transportation Systems, Inc.[a]	442,250
91,470	Saia, Inc.[a]	2,931,614
48,710	Spirit Airlines, Inc.[a]	2,211,921
92,110	Swift Transportation Company[a,b]	2,045,763
97,770	Thermon Group Holdings, Inc.[a]	2,672,054
97,060	USG Corporation[a,b]	2,754,563
11,420	WageWorks, Inc.[a]	678,805
25,630	Watsco, Inc.	2,462,018
28,620	Watts Water Technologies, Inc.	1,770,719

	Total	55,818,235

Information Technology (24.0%)
31,930	Ambarella, Inc.[a]	1,083,385
96,110	Aspen Technology, Inc.[a]	4,017,398
8,670	Autobytel, Inc.[a]	131,177
29,120	Belden, Inc.	2,051,504
96,750	Bottomline Technologies, Inc.[a]	3,498,480
16,930	CalAmp Corporation[a]	473,532
40,380	Callidus Software, Inc.[a]	554,417
15,430	Canadian Solar, Inc.[a,b]	460,123
92,850	Cardtronics, Inc.[a]	4,034,332
79,580	Cavium, Inc.[a]	2,746,306
132,130	Ciena Corporation[a,b]	3,161,871
98,030	Cognex Corporation[a]	3,742,785
9,730	Coherent, Inc.[a]	723,815
39,120	CommVault Systems, Inc.[a]	2,929,306
62,605	Cornerstone OnDemand, Inc.[a]	3,339,351
17,380	Diodes, Inc.[a]	409,473
40,460	Electronics for Imaging, Inc.[a]	1,567,016
39,955	Ellie Mae, Inc.[a]	1,073,591
61,670	Guidewire Software, Inc.[a]	3,026,147
13,840	Heartland Payment Systems, Inc.[b]	689,786
9,290	Immersion Corporation[a]	96,430
14,060	Imperva, Inc.[a]	676,708
60,800	Infoblox, Inc.[a]	2,007,616
8,420	Interactive Intelligence Group[a]	567,171
13,160	IntraLinks Holdings, Inc.[a]	159,368
89,754	Ixia[a]	1,194,626
11,090	Manhattan Associates, Inc.[a]	1,302,853
50,650	MAXIMUS, Inc.	2,228,093
22,080	Methode Electronics, Inc.	754,915
129,630	Monolithic Power Systems, Inc.[a]	4,492,976
18,070	Monotype Imaging Holdings, Inc.	575,710
9,980	OSI Systems, Inc.[a]	530,038
21,290	Proofpoint, Inc.[a]	706,189
4,010	QIWI plc ADR	224,560
60,070	QLIK Technologies, Inc.[a]	1,599,664
328,901	RF Micro Devices, Inc.[a]	1,697,129
116,400	Riverbed Technology, Inc.[a]	2,104,512
88,240	Semtech Corporation[a]	2,230,707
4,640	SPS Commerce, Inc.[a]	302,992
23,650	SunPower Corporation[a,b]	705,006
49,490	Synaptics, Inc.[a,b]	2,564,077
81,499	Synchronoss Technologies, Inc.[a]	2,532,174
99,250	Take-Two Interactive Software, Inc.[a]	1,723,972
11,440	Trulia, Inc.[a,b]	403,489
15,790	Tyler Technologies, Inc.[a]	1,612,633
19,690	Ultimate Software Group, Inc.[a]	3,016,902
24,390	WEX, Inc.[a]	2,415,342
39,710	Yelp, Inc.[a]	2,738,004
19,750	Zillow, Inc.[a]	1,614,167

	Total	82,491,818

Materials (4.4%)
115,700	Chemtura Corporation[a]	3,230,344
118,360	Commercial Metals Company	2,406,259
250,270	Graphic Packaging Holding Company[a]	2,402,592
16,620	KapStone Paper and Packaging Corporation[a]	928,393
177,320	Louisiana-Pacific Corporation[a]	3,282,193
87,340	PolyOne Corporation	3,087,469

	Total	15,337,250

Utilities (0.1%)
8,382	Artesian Resources Corporation	192,367

	Total	192,367

	Total Common Stock (cost $245,599,316)	336,916,752

	Collateral Held for Securities Loaned (8.6%)
29,633,978	Thrivent Cash Management Trust	29,633,978

	Total Collateral Held for Securities Loaned (cost $29,633,978)	29,633,978

Shares or Principal Amount	Short-Term Investments (1.7%)[c]
	Thrivent Cash Management Trust
5,913,423	0.060%	5,913,423

	Total Short-Term Investments (at amortized cost)	5,913,423

	Total Investments (cost $281,146,717) 108.2%	$372,464,153

	Other Assets and Liabilities, Net (8.2%)	(28,139,099)

	Total Net Assets 100.0%	$344,325,054

a	Non-income producing security.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$92,145,656
Gross unrealized depreciation	(1,178,432)

Net unrealized appreciation (depreciation)	$90,967,224

Cost for federal income tax purposes	$281,496,929

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Partner Small Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	65,656,811	65,656,811	—	—
Consumer Staples	21,313,039	21,313,039	—	—
Energy	15,808,875	15,808,875	—	—
Financials	23,998,867	23,998,867	—	—
Health Care	56,299,490	56,299,490	—	—
Industrials	55,818,235	55,818,235	—	—
Information Technology	82,491,818	82,491,818	—	—
Materials	15,337,250	15,337,250	—	—
Utilities	192,367	192,367	—	—
Collateral Held for Securities Loaned	29,633,978	29,633,978	—	—
Short-Term Investments	5,913,423	5,913,423	—	—

Total	$372,464,153	$372,464,153	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$25,442,945	$166,584,300	$162,393,267	29,633,978	$29,633,978	$229,058
Cash Management Trust- Short Term Investment	3,658,848	116,235,812	113,981,237	5,913,423	5,913,423	5,988
Total Value and Income Earned	29,101,793				35,547,401	235,046

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (97.5%)	Value
Consumer Discretionary (14.9%)
216,000	Aaron’s, Inc.	$6,350,400
14,300	American Public Education, Inc.[a]	621,621
22,000	Ascent Capital Group, Inc.[a]	1,882,320
58,000	CSS Industries, Inc.	1,663,440
89,900	Dorman Products, Inc.[a]	5,040,693
96,800	Drew Industries, Inc.	4,956,160
65,600	Ethan Allen Interiors, Inc.[b]	1,995,552
136,000	Fifth & Pacific Companies, Inc.[a]	4,361,520
75,000	Fred’s, Inc.	1,389,000
101,000	Haverty Furniture Companies, Inc.	3,161,300
45,000	Hooker Furniture Corporation	750,600
68,000	M/I Homes, Inc.[a]	1,730,600
103,000	MarineMax, Inc.[a]	1,656,240
77,800	Matthews International Corporation	3,315,058
106,000	Meritage Homes Corporation[a]	5,086,940
184,000	Modine Manufacturing Company[a]	2,358,880
156,500	Orient-Express Hotels, Ltd.[a]	2,364,715
16,700	Red Robin Gourmet Burgers, Inc.[a]	1,228,118
159,400	Shiloh Industries, Inc.[a]	3,108,300
13,500	Stanley Furniture Company, Inc.[a]	51,840
174,000	Stein Mart, Inc.	2,340,300
43,200	Steven Madden, Ltd.[a]	1,580,688
17,100	Winnebago Industries, Inc.[a]	469,395

	Total	57,463,680

Consumer Staples (0.7%)
270,000	Alliance One International, Inc.[a]	823,500
83,000	Spartan Stores, Inc.	2,015,240

	Total	2,838,740

Energy (3.8%)
74,400	C&J Energy Services, Inc.[a,b]	1,718,640
8,300	CARBO Ceramics, Inc.[b]	967,199
109,000	Cloud Peak Energy, Inc.[a]	1,962,000
24,600	Contango Oil & Gas Company[a]	1,162,596
88,200	Gulf Island Fabrication, Inc.	2,048,004
208,300	Hercules Offshore, Inc.[a]	1,360,199
43,400	PDC Energy, Inc.[a]	2,309,748
280,000	Teekay Tankers, Ltd.[b]	1,100,400
152,900	Tetra Technologies, Inc.[a]	1,889,844

	Total	14,518,630

Financials (24.7%)
204,000	Ares Capital Corporation	3,625,080
35,000	Assured Guaranty, Ltd.	825,650
92,600	BBCN Bancorp, Inc.	1,536,234
161,800	CBL & Associates Properties, Inc.	2,905,928
176,300	Cedar Realty Trust, Inc.	1,103,638
420,000	CoBiz Financial, Inc.	5,023,200
75,000	Columbia Banking System, Inc.	2,063,250
98,018	Compass Diversified Holdings	1,924,093
143,500	Cousins Properties, Inc.	1,478,050
176,000	East West Bancorp, Inc.	6,154,720
51,210	Employers Holdings, Inc.	1,620,797
132,000	First Potomac Realty Trust	1,535,160
97,000	Glacier Bancorp, Inc.	2,889,630
98,000	Golub Capital BDC, Inc.	1,872,780
96,000	Hatteras Financial Corporation	1,568,640
199,000	Hercules Technology Growth Capital, Inc.	3,263,600
153,800	Home Bancshares, Inc.	5,744,430
29,000	iShares Russell 2000 Value Index Fund	2,885,500
67,000	JMP Group, Inc.	495,800
29,800	Kilroy Realty Corporation	1,495,364
371,000	Kite Realty Group Trust	2,437,470
91,000	LaSalle Hotel Properties	2,808,260
4,060	Markel Corporation[a]	2,356,221
206,000	Meadowbrook Insurance Group, Inc.	1,433,760
83,000	National Interstate Corporation	1,909,000
19,900	Piper Jaffray Companies[a]	787,045
42,000	Potlatch Corporation	1,753,080
140,000	ProAssurance Corporation	6,787,200
11,400	PS Business Parks, Inc.	871,188
110,000	Radian Group, Inc.[b]	1,553,200
213,200	Redwood Trust, Inc.	4,129,684
120,500	Safeguard Scientifics, Inc.[a]	2,420,845
126,400	Sandy Spring Bancorp, Inc.	3,563,216
2,900	State Auto Financial Corporation	61,596
52,400	SVB Financial Group[a]	5,494,664
28,550	The Bank of Kentucky Financial Corporation	1,053,495
90,300	THL Credit, Inc.	1,489,047
37,800	Washington Real Estate Investment Trust	883,008
68,000	Wintrust Financial Corporation	3,136,160

	Total	94,939,683

Health Care (3.6%)
14,600	Analogic Corporation	1,292,976
7,400	Atrion Corporation	2,192,250
44,300	National Healthcare Corporation	2,388,213
96,000	Triple-S Management Corporation[a]	1,866,240
126,000	West Pharmaceutical Services, Inc.	6,181,560

	Total	13,921,239

Industrials (25.4%)
101,700	A.O. Smith Corporation	5,485,698
101,000	Aegion Corporation[a]	2,210,890
90,500	Alaska Air Group, Inc.	6,639,985
41,000	Applied Industrial Technologies, Inc.	2,012,690
42,700	Astec Industries, Inc.	1,649,501
147,000	Beacon Roofing Supply, Inc.[a]	5,921,160
42,100	Circor International, Inc.	3,400,838
95,000	Comfort Systems USA, Inc.	1,842,050
90,000	Dolan Company[a]	63,000
50,700	ESCO Technologies, Inc.	1,736,982
56,200	Franklin Electric Company, Inc.	2,508,768
24,500	FTI Consulting, Inc.[a]	1,007,930
67,000	G & K Services, Inc.	4,169,410
47,500	Genesee & Wyoming, Inc.[a]	4,562,375
86,200	Gibraltar Industries, Inc.[a]	1,602,458
111,000	Greenbrier Companies, Inc.[a]	3,645,240
45,000	Hub Group, Inc.[a]	1,794,600
31,500	IDEX Corporation	2,326,275
52,000	Kaman Corporation	2,065,960

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (97.5%)	Value
Industrials (25.4%) - continued
151,000	Kforce, Inc.	$3,089,460
76,200	Kirby Corporation[a]	7,562,850
142,000	Kratos Defense & Security Solutions, Inc.[a]	1,090,560
67,300	Landstar System, Inc.	3,866,385
123,000	McGrath Rentcorp	4,895,400
43,700	Mine Safety Appliances Company	2,237,877
129,400	Navigant Consulting, Inc.[a]	2,484,480
33,500	Nordson Corporation	2,489,050
87,500	Pike Corporation[a]	924,875
75,500	Quanex Building Products Corporation	1,503,960
15,000	RBC Bearings, Inc.[a]	1,061,250
39,900	Sun Hydraulics Corporation[b]	1,629,117
37,000	Universal Forest Products, Inc.	1,929,180
81,600	Universal Truckload Services, Inc.	2,489,616
54,800	Waste Connections, Inc.	2,390,924
70,000	Woodward, Inc.	3,192,700

	Total	97,483,494

Information Technology (10.6%)
78,000	Accelrys, Inc.[a]	744,120
63,500	Advanced Energy Industries, Inc.[a]	1,451,610
50,000	ATMI, Inc.[a]	1,510,500
60,000	Belden, Inc.	4,227,000
111,800	Brooks Automation, Inc.	1,172,782
67,900	Cabot Microelectronics Corporation[a]	3,103,030
40,400	Cognex Corporation[a]	1,542,472
69,500	Cohu, Inc.	729,750
134,200	Electro Rent Corporation	2,485,384
146,900	Electro Scientific Industries, Inc.	1,536,574
70,200	Entegris, Inc.[a]	814,320
29,210	Fabrinet[a]	600,558
185,000	Intevac, Inc.[a]	1,374,550
18,300	Littelfuse, Inc.	1,700,619
95,000	Methode Electronics, Inc.	3,248,050
42,000	Newport Corporation[a]	758,940
113,000	Progress Software Corporation[a]	2,918,790
224,000	ShoreTel, Inc.[a]	2,078,720
330,000	Sonus Networks, Inc.[a]	1,039,500
69,000	Synnex Corporation[a]	4,650,600
81,000	Teradyne, Inc.[a]	1,427,220
35,500	Xyratex, Ltd.	471,795
84,000	Zygo Corporation[a]	1,241,520

	Total	40,828,404

Materials (9.0%)
55,200	AMCOL International Corporation	1,875,696
30,800	American Vanguard Corporation	748,132
74,000	AptarGroup, Inc.	5,017,940
18,700	Carpenter Technology Corporation	1,163,140
83,500	Clearwater Paper Corporation[a]	4,383,750
60,100	Franco-Nevada Corporation	2,449,262
25,500	Haynes International, Inc.	1,408,620
111,200	Innospec, Inc.	5,139,664
52,000	Minerals Technologies, Inc.	3,123,640
127,500	Myers Industries, Inc.	2,692,800
40,000	Schnitzer Steel Industries, Inc.	1,306,800
75,800	Stillwater Mining Company[a]	935,372
19,400	Texas Industries, Inc.[a,b]	1,334,332
223,000	Wausau Paper Corporation	2,827,640

	Total	34,406,788

Telecommunications Services (0.3%)
107,000	Premiere Global Services, Inc.[a]	1,240,130

	Total	1,240,130

Utilities (4.5%)
33,100	Black Hills Corporation	1,738,081
106,000	Cleco Corporation	4,941,720
71,000	El Paso Electric Company	2,492,810
58,500	NorthWestern Corporation	2,534,220
64,300	PNM Resources, Inc.	1,550,916
69,700	Southwest Gas Corporation	3,896,927
2,860	UNS Energy Corporation	171,171

	Total	17,325,845

	Total Common Stock (cost $219,856,912)	374,966,633

	Preferred Stock (0.2%)
Health Care (0.2%)
46,367	National Healthcare Corporation, Convertible[c]	672,321

	Total	672,321

	Total Preferred Stock (cost $627,545)	672,321

	Collateral Held for Securities Loaned (1.7%)
6,702,600	Thrivent Cash Management Trust	6,702,600

	Total Collateral Held for Securities Loaned (cost $6,702,600)	6,702,600

Shares or Principal Amount	Short-Term Investments (2.1%)[d]
	Thrivent Cash Management Trust
8,038,467	0.060%	8,038,467

	Total Short-Term Investments (at amortized cost)	8,038,467

	Total Investments (cost $235,225,524) 101.5%	$390,380,021

	Other Assets and Liabilities, Net (1.5%)	(5,703,864)

	Total Net Assets 100.0%	$384,676,157

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$158,556,111
Gross unrealized depreciation	(5,069,123)

Net unrealized appreciation (depreciation)	$153,486,988

Cost for federal income tax purposes	$236,893,033

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Partner Small Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	57,463,680	57,463,680	—	—
Consumer Staples	2,838,740	2,838,740	—	—
Energy	14,518,630	14,518,630	—	—
Financials	94,939,683	94,939,683	—	—
Health Care	13,921,239	13,921,239	—	—
Industrials	97,483,494	97,483,494	—	—
Information Technology	40,828,404	40,828,404	—	—
Materials	34,406,788	31,957,526	2,449,262	—
Telecommunications Services	1,240,130	1,240,130	—	—
Utilities	17,325,845	17,325,845	—	—
Preferred Stock
Health Care	672,321	672,321	—	—
Collateral Held for Securities Loaned	6,702,600	6,702,600	—	—
Short-Term Investments	8,038,467	8,038,467	—	—

Total	$390,380,021	$387,930,759	$2,449,262	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Partner Small Cap Value Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	555
Total Foreign Exchange Contracts		555

Total		$555

Partner Small Cap Value Portfolio’s average volume of derivative activity for foreign exchange contracts during the period was <0.1% of average net assets.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$6,309,263	$74,959,940	$74,566,603	6,702,600	$6,702,600	$79,551
Cash Management Trust- Short Term Investment	8,475,149	21,714,472	22,151,154	8,038,467	8,038,467	6,583
Total Value and Income Earned	14,784,412				14,741,067	86,134

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (92.5%)	Value
Consumer Discretionary (14.0%)
93,300	Cheesecake Factory, Inc.	$4,503,591
67,810	GNC Holdings, Inc.	3,963,495
244,034	Ignite Restaurant Group, Inc.[a]	3,050,425
314,031	MDC Partners, Inc.	8,010,931
96,900	Meredith Corporation[b]	5,019,420
159,160	Nexstar Broadcasting Group, Inc.	8,869,987
182,140	Papa John’s International, Inc.	8,269,156
121,742	Pier 1 Imports, Inc.	2,809,805
325,390	Tuesday Morning Corporation[a]	5,193,224

	Total	49,690,034

Consumer Staples (4.3%)
108,864	Annie’s, Inc.[a,b]	4,685,506
43,337	Ingredion, Inc.	2,966,851
325,290	WhiteWave Foods Company[a]	7,462,153

	Total	15,114,510

Energy (4.1%)
75,350	Oasis Petroleum, Inc.[a]	3,539,190
265,690	Rex Energy Corporation[a]	5,236,750
118,760	Rosetta Resources, Inc.[a]	5,705,230

	Total	14,481,170

Financials (19.6%)
42,996	Affiliated Managers Group, Inc.[a]	9,324,972
17,050	Allied World Assurance Company Holdings AG	1,923,411
70,700	American Assets Trust, Inc.	2,222,101
43,670	Aspen Insurance Holdings, Ltd.	1,804,008
151,500	BBCN Bancorp, Inc.	2,513,385
180,350	CNO Financial Group, Inc.	3,190,392
76,420	Columbia Banking System, Inc.	2,102,314
357,400	DCT Industrial Trust, Inc.	2,548,262
130,000	Education Realty Trust, Inc.	1,146,600
35,300	Extra Space Storage, Inc.	1,487,189
205,410	Hanmi Financial Corporation	4,496,425
93,800	HCC Insurance Holdings, Inc.	4,327,932
25,900	iShares Russell 2000 Index Fund	2,986,529
102,500	Parkway Properties, Inc.	1,977,225
89,200	Pebblebrook Hotel Trust	2,743,792
26,610	SPDR S&P Biotech ETF	3,464,622
94,100	SVB Financial Group[a]	9,867,326
145,150	Terreno Realty Corporation	2,569,155
75,460	Texas Capital Bancshares, Inc.[a]	4,693,612
133,193	Zions Bancorporation	3,990,462

	Total	69,379,714

Health Care (7.7%)
240,900	Akorn, Inc.[a]	5,933,367
78,200	Align Technology, Inc.[a]	4,469,130
400,500	BioScrip, Inc.[a]	2,963,700
224,382	ExamWorks Group, Inc.[a,b]	6,702,290
126,900	Neurocrine Biosciences, Inc.[a]	1,185,246
187,960	NuVasive, Inc.[a]	6,076,747

	Total	27,330,480

Industrials (19.8%)
85,230	Actuant Corporation	3,122,827
50,300	Acuity Brands, Inc.	5,498,796
85,080	Apogee Enterprises, Inc.	3,055,223
74,780	CLARCOR, Inc.	4,812,093
188,500	DigitalGlobe, Inc.[a]	7,756,775
233,904	EMCOR Group, Inc.	9,926,886
59,410	GATX Corporation	3,099,420
137,100	HNI Corporation	5,323,593
209,100	Korn/Ferry International[a]	5,461,692
110,900	Landstar System, Inc.	6,371,205
93,800	Manpower, Inc.	8,053,668
159,000	Ritchie Brothers Auctioneers, Inc.[b]	3,645,870
60,160	Tennant Company	4,079,449

	Total	70,207,497

Information Technology (12.5%)
390,500	Atmel Corporation[a]	3,057,615
88,220	Broadridge Financial Solutions, Inc.	3,486,454
151,692	E2open, Inc.[a,b]	3,626,956
114,500	Guidewire Software, Inc.[a]	5,618,515
158,240	Informatica Corporation[a]	6,566,960
102,945	Plantronics, Inc.	4,781,795
195,720	Teradyne, Inc.[a]	3,448,587
89,600	Ubiquiti Networks, Inc.[a,b]	4,118,016
144,982	Virtusa Corporation[a]	5,522,364
319,400	Vishay Intertechnology, Inc.[a]	4,235,244

	Total	44,462,506

Materials (5.7%)
43,700	Eagle Materials, Inc.	3,383,691
160,560	H.B. Fuller Company	8,355,543
150,920	Materials Select Sector SPDR Fund	6,975,522
30,100	Schweitzer-Mauduit International, Inc.	1,549,247

	Total	20,264,003

Telecommunications Services (0.7%)
61,957	Cogent Communications Group, Inc.	2,503,682

	Total	2,503,682

Utilities (4.1%)
100,040	NorthWestern Corporation	4,333,733
191,150	PNM Resources, Inc.	4,610,538
98,487	Southwest Gas Corporation	5,506,408

	Total	14,450,679

	Total Common Stock (cost $249,552,373)	327,884,275

	Collateral Held for Securities Loaned (7.1%)
25,019,444	Thrivent Cash Management Trust	25,019,444

	Total Collateral Held for Securities Loaned (cost $25,019,444)	25,019,444

Shares or Principal Amount	Short-Term Investments (7.5%)[c]
	Federal Home Loan Bank Discount Notes
1,000,000	0.120%, 5/28/2014[d]	999,510

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2012

Shares or Principal Amount	Short-Term Investments (7.5%)[c]	Value
	Thrivent Cash Management Trust
25,721,345	0.060%	$25,721,345

	Total Short-Term Investments (at amortized cost)	26,720,855

	Total Investments (cost $301,292,672) 107.1%	$379,624,574

	Other Assets and Liabilities, Net (7.1%)	(25,050,928)

	Total Net Assets 100.0%	$354,573,646

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At December 31, 2013, $999,510 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$81,834,085
Gross unrealized depreciation	(3,491,241)

Net unrealized appreciation (depreciation)	$78,342,844

Cost for federal income tax purposes	$301,281,730

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Small Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	49,690,034	49,690,034	—	—
Consumer Staples	15,114,510	15,114,510	—	—
Energy	14,481,170	14,481,170	—	—
Financials	69,379,714	69,379,714	—	—
Health Care	27,330,480	27,330,480	—	—
Industrials	70,207,497	70,207,497	—	—
Information Technology	44,462,506	44,462,506	—	—
Materials	20,264,003	20,264,003	—	—
Telecommunications Services	2,503,682	2,503,682	—	—
Utilities	14,450,679	14,450,679	—	—
Collateral Held for Securities Loaned	25,019,444	25,019,444	—	—
Short-Term Investments	26,720,855	25,721,345	999,510	—

Total	$379,624,574	$378,625,064	$999,510	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,194,990	1,194,990	—	—

Total Asset Derivatives	$1,194,990	$1,194,990	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	189	March 2014	$20,755,470	$21,950,460	$1,194,990
Total Futures Contracts					$1,194,990

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$1,194,990
Total Equity Contracts		1,194,990

Total Asset Derivatives		$1,194,990

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	7,942,327
Total Equity Contracts		7,942,327
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(8,448)
Total Foreign Exchange Contracts		(8,448)

Total		$7,933,879

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,151,339
Total Equity Contracts		1,151,339
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	1,761
Total Foreign Exchange Contracts		1,761

Total		$1,153,100

The following table presents Small Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts	$26,930,738	8.7%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$34,899	< 0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$14,564,224	$128,045,439	$117,590,219	25,019,444	$25,019,444	$107,975
Cash Management Trust- Short Term Investment	37,664,178	84,402,594	96,345,427	25,721,345	25,721,345	27,828
Total Value and Income Earned	52,228,402				50,740,789	135,803

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (96.5%)	Value
Consumer Discretionary (15.6%)
28,700	Aeropostale, Inc.[a,b]	$260,883
6,400	American Public Education, Inc.[b]	278,208
4,900	Arctic Cat, Inc.	279,202
13,600	Barnes & Noble, Inc.[b]	203,320
6,500	Big 5 Sporting Goods Corporation	128,830
515	Biglari Holdings, Inc.[b]	260,920
9,100	BJ’s Restaurants, Inc.[b]	282,646
4,700	Blue Nile, Inc.[a,b]	221,323
3,100	Blyth, Inc.[a]	33,728
27,500	Boyd Gaming Corporation[a,b]	309,650
14,925	Brown Shoe Company, Inc.	419,989
10,250	Buckle, Inc.[a]	538,740
6,900	Buffalo Wild Wings, Inc.[b]	1,015,680
27,200	Callaway Golf Company[a]	229,296
4,100	Capella Education Company[a]	272,404
21,100	Career Education Corporation[b]	120,270
9,800	Cato Corporation	311,640
6,025	CEC Entertainment, Inc.	266,787
8,100	Children’s Place Retail Stores, Inc.[b]	461,457
13,325	Christopher & Banks Corporation[b]	113,795
10,100	Coinstar, Inc.[a,b]	679,427
8,700	Cracker Barrel Old Country Store, Inc.	957,609
32,300	Crocs, Inc.[b]	514,216
7,800	Digital Generation, Inc.[a,b]	99,450
5,900	DineEquity, Inc.	492,945
11,100	Dorman Products, Inc.[b]	622,377
8,000	Drew Industries, Inc.	409,600
10,933	E.W. Scripps Company[b]	237,465
9,550	Ethan Allen Interiors, Inc.	290,511
44,800	Fifth & Pacific Companies, Inc.[b]	1,436,736
17,893	Finish Line, Inc.	504,046
15,300	Francesca’s Holdings Corporation[a,b]	281,673
12,450	Fred’s, Inc.	230,574
6,740	FTD Companies, Inc.[b]	219,589
8,800	Genesco, Inc.[b]	642,928
6,100	G-III Apparel Group, Ltd.[b]	450,119
7,700	Group 1 Automotive, Inc.	546,854
15,900	Harte-Hanks, Inc.	124,338
7,300	Haverty Furniture Companies, Inc.	228,490
11,000	Helen of Troy, Ltd.[b]	544,610
9,450	Hibbett Sports, Inc.[a,b]	635,135
22,900	Hillenbrand, Inc.	673,718
18,800	Iconix Brand Group, Inc.[a,b]	746,360
14,500	Interval Leisure Group, Inc.	448,050
10,500	iRobot Corporation[b]	365,085
6,600	ITT Educational Services, Inc.[a,b]	221,628
15,600	Jack in the Box, Inc.[b]	780,312
6,253	JAKKS Pacific, Inc.[a]	42,083
10,262	Joseph A. Bank Clothiers, Inc.[b]	561,639
5,500	Kirkland’s, Inc.[b]	130,185
19,100	La-Z-Boy, Inc.	592,100
8,200	Lithia Motors, Inc.	569,244
51,718	Live Nation Entertainment, Inc.[b]	1,021,948
10,100	Lumber Liquidators Holdings, Inc.[b]	1,039,189
8,800	M/I Homes, Inc.[b]	223,960
6,600	Marcus Corporation	88,704
9,000	MarineMax, Inc.[b]	144,720
11,100	Marriott Vacations Worldwide Corporation[b]	585,636
16,600	Men’s Wearhouse, Inc.	847,928
12,400	Meritage Homes Corporation[b]	595,076
3,500	Monarch Casino & Resort, Inc.[b]	70,280
10,850	Monro Muffler Brake, Inc.[a]	611,506
6,600	Movado Group, Inc.	290,466
10,800	Multimedia Games Holding Company, Inc.[b]	338,688
10,500	NutriSystem, Inc.	172,620
5,300	Oxford Industries, Inc.	427,551
11,800	Papa John’s International, Inc.	535,720
19,300	Pep Boys - Manny, Moe & Jack[b]	234,302
4,500	Perry Ellis International, Inc.[b]	71,055
7,400	PetMed Express, Inc.	123,062
21,600	Pinnacle Entertainment, Inc.[b]	561,384
16,812	Pool Corporation	977,450
46,700	Quiksilver, Inc.[b]	409,559
4,800	Red Robin Gourmet Burgers, Inc.[b]	352,992
15,900	Regis Corporation	230,709
21,000	Ruby Tuesday, Inc.[b]	145,530
13,000	Ruth’s Hospitality Group, Inc.	184,730
16,800	Ryland Group, Inc.	729,288
9,400	Scholastic Corporation	319,694
20,200	Select Comfort Corporation[b]	426,018
14,500	Skechers USA, Inc.[b]	480,385
12,500	Sonic Automotive, Inc.	306,000
19,052	Sonic Corporation[b]	384,660
12,400	Spartan Motors, Inc.	83,080
11,600	Stage Stores, Inc.	257,752
5,400	Stamps.com, Inc.[b]	227,340
7,500	Standard Motor Products, Inc.	276,000
54,700	Standard Pacific Corporation[b]	495,035
10,200	Stein Mart, Inc.	137,190
21,575	Steven Madden, Ltd.[b]	789,429
4,000	Strayer Education, Inc.[a,b]	137,880
7,000	Sturm, Ruger & Company, Inc.[a]	511,630
8,500	Superior Industries International, Inc.	175,355
21,900	Texas Roadhouse, Inc.	608,820
13,500	Tuesday Morning Corporation[b]	215,460
5,700	Universal Electronic, Inc.[b]	217,227
7,700	Universal Technical Institute, Inc.	107,107
11,100	Vitamin Shoppe, Inc.[b]	577,311
7,200	VOXX International Corporation[b]	120,240
10,200	Winnebago Industries, Inc.[b]	279,990
36,700	Wolverine World Wide, Inc.	1,246,332
12,000	Zale Corporation[b]	189,240
8,000	Zumiez, Inc.[b]	208,000

	Total	41,079,092

Consumer Staples (3.6%)
29,800	Alliance One International, Inc.[b]	90,890
6,400	Andersons, Inc.	570,688
6,150	Annie’s, Inc.[a,b]	264,696
19,500	B&G Foods, Inc.	661,245
3,200	Boston Beer Company, Inc.[a,b]	773,728
4,700	Calavo Growers, Inc.[a]	142,222
5,400	Cal-Maine Foods, Inc.	325,242

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (96.5%)	Value
Consumer Staples (3.6%) - continued
14,000	Casey’s General Stores, Inc.	$983,500
15,300	Central Garden & Pet Company[b]	103,275
57,750	Darling International, Inc.[b]	1,205,820
7,500	Diamond Foods, Inc.[a,b]	193,800
6,100	Inter Parfums, Inc.	218,441
5,400	J & J Snack Foods Corporation	478,386
4,600	Medifast, Inc.[b]	120,198
18,900	Prestige Brands Holdings, Inc.[b]	676,620
7,400	Sanderson Farms, Inc.	535,242
2,600	Seneca Foods Corporation[b]	82,914
17,800	Snyders-Lance, Inc.	511,216
13,400	Spartan Stores, Inc.	325,352
13,300	TreeHouse Foods, Inc.[b]	916,636
5,270	WD-40 Company	393,564

	Total	9,573,675

Energy (4.0%)
12,800	Approach Resources, Inc.[a,b]	246,912
77,400	Arch Coal, Inc.[a]	344,430
9,700	Basic Energy Services, Inc.[b]	153,066
13,400	Bristow Group, Inc.	1,005,804
16,500	C&J Energy Services, Inc.[a,b]	381,150
15,100	Carrizo Oil & Gas, Inc.[b]	676,027
22,300	Cloud Peak Energy, Inc.[b]	401,400
16,200	Comstock Resources, Inc.	296,298
5,700	Contango Oil & Gas Company[b]	269,382
6,850	Era Group, Inc.[b]	211,391
21,400	Exterran Holdings, Inc.[b]	731,880
43,700	Forest Oil Corporation[b]	157,757
4,700	Geospace Technologies Corporation[b]	445,701
8,400	Green Plains Renewable Energy, Inc.	162,876
4,500	Gulf Island Fabrication, Inc.	104,490
11,800	Hornbeck Offshore Services, Inc.[b]	580,914
44,800	ION Geophysical Corporation[a,b]	147,840
9,500	Matrix Service Company[b]	232,465
31,900	Newpark Resources, Inc.[b]	392,051
20,700	Northern Oil and Gas, Inc.[a,b]	311,949
13,000	PDC Energy, Inc.[b]	691,860
19,300	Penn Virginia Corporation[a,b]	181,999
20,700	PetroQuest Energy, Inc.[b]	89,424
22,800	Pioneer Energy Services Corporation[b]	182,628
6,850	SEACOR Holdings, Inc.[b]	624,720
18,200	Stone Energy Corporation[b]	629,538
15,800	Swift Energy Company[a,b]	213,300
11,400	Tesco Corporation[b]	225,492
28,850	Tetra Technologies, Inc.[b]	356,586

	Total	10,449,330

Financials (20.8%)
20,228	Acadia Realty Trust	502,261
5,400	Agree Realty Corporation	156,708
12,600	American Assets Trust, Inc.	396,018
6,700	Amerisafe, Inc.	283,008
21,100	Associated Estates Realty Corporation	338,655
15,700	Bank Mutual Corporation	110,057
11,800	Bank of the Ozarks, Inc.	667,762
7,100	Banner Corporation	318,222
29,000	BBCN Bancorp, Inc.	481,110
4,400	Bofi Holding, Inc.[b]	345,092
29,100	Boston Private Financial Holdings, Inc.	367,242
25,700	Brookline Bancorp, Inc.	245,949
7,000	Calamos Asset Management, Inc.	82,880
34,900	Capstead Mortgage Corporation	421,592
11,100	Cardinal Financial Corporation	199,800
10,300	Cash America International, Inc.	394,490
22,600	Cedar Realty Trust, Inc.	141,476
5,700	City Holding Company	264,081
18,700	Columbia Banking System, Inc.	514,437
14,700	Community Bank System, Inc.	583,296
7,800	Coresite Realty Corporation	251,082
64,500	Cousins Properties, Inc.	664,350
34,200	CVB Financial Corporation	583,794
71,367	DiamondRock Hospitality Company	824,289
10,675	Dime Community Bancshares, Inc.	180,621
11,200	EastGroup Properties, Inc.	648,816
6,800	eHealth, Inc.[b]	316,132
11,400	Employers Holdings, Inc.	360,810
8,500	Encore Capital Group, Inc.[b]	427,210
18,900	EPR Properties	929,124
12,000	Evercore Partners, Inc.	717,360
19,900	EZCORP, Inc.[b]	232,631
58,000	F.N.B. Corporation	731,960
18,400	Financial Engines, Inc.[a]	1,278,432
36,273	First Bancorp[b]	224,530
10,600	First Cash Financial Services, Inc.[b]	655,504
34,900	First Commonwealth Financial Corporation	307,818
21,100	First Financial Bancorp	367,773
11,050	First Financial Bankshares, Inc.[a]	732,836
27,412	First Midwest Bancorp, Inc.	480,532
12,700	Forestar Real Estate Group, Inc.[b]	270,129
31,900	Franklin Street Properties Corporation	381,205
13,150	FXCM, Inc.[a]	234,596
26,296	Geo Group, Inc. REIT	847,257
9,700	Getty Realty Corporation	178,189
27,100	Glacier Bancorp, Inc.	807,309
19,900	Government Properties Income Trust	494,515
7,900	Green Dot Corporation[b]	198,685
11,562	Hanmi Financial Corporation	253,092
3,650	HCI Group, Inc.[a]	195,275
35,000	Healthcare Realty Trust, Inc.	745,850
12,100	HFF, Inc.[b]	324,885
17,390	Home Bancshares, Inc.	649,517
14,800	Horace Mann Educators Corporation	466,792
8,400	Independent Bank Corporation	329,196
4,200	Infinity Property & Casualty Corporation	301,350
30,600	Inland Real Estate Corporation	321,912
18,300	Interactive Brokers Group, Inc.	445,422
13,300	Investment Technology Group, Inc.[b]	273,448
47,700	Kite Realty Group Trust	313,389
37,900	LaSalle Hotel Properties	1,169,594
74,159	Lexington Realty Trust	757,163

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (96.5%)	Value
Financials (20.8%) - continued
12,700	LTC Properties, Inc.	$449,453
13,700	MarketAxess Holdings, Inc.	916,119
20,000	MB Financial, Inc.	641,800
16,874	Meadowbrook Insurance Group, Inc.	117,443
59,000	Medical Properties Trust, Inc.	720,980
42,600	National Penn Bancshares, Inc.	482,658
3,900	Navigators Group, Inc.[b]	246,324
15,800	NBT Bancorp, Inc.	409,220
34,400	Northwest Bancshares, Inc.	508,432
36,700	Old National Bancorp	564,079
14,400	Oritani Financial Corporation	231,120
14,100	PacWest Bancorp[a]	595,302
22,100	Parkway Properties, Inc.	426,309
24,900	Pennsylvania Real Estate Investment Trust	472,602
12,000	Pinnacle Financial Partners, Inc.	390,360
5,800	Piper Jaffray Companies[b]	229,390
18,200	Portfolio Recovery Associates, Inc.[a,b]	961,688
19,800	Post Properties, Inc.	895,554
23,800	PrivateBancorp, Inc.	688,534
22,500	ProAssurance Corporation	1,090,800
104,882	Prospect Capital Corporation	1,176,776
19,400	Provident Financial Services, Inc.	374,808
7,300	PS Business Parks, Inc.	557,866
6,200	RLI Corporation	603,756
10,900	S&T Bancorp, Inc.	275,879
13,800	Sabra Healthcare REIT, Inc.	360,732
4,700	Safety Insurance Group, Inc.	264,610
4,600	Saul Centers, Inc.	219,558
20,400	Selective Insurance Group, Inc.	552,024
5,900	Simmons First National Corporation	219,185
11,700	Sovran Self Storage, Inc.	762,489
28,799	Sterling Bancorp	385,043
7,600	Stewart Information Services Corporation	245,252
21,550	Stifel Financial Corporation[b]	1,032,676
68,400	Susquehanna Bancshares, Inc.	878,256
10,626	SWS Group, Inc.[b]	64,606
34,500	Tanger Factory Outlet Centers, Inc.	1,104,690
5,500	Taylor Capital Group, Inc.[b]	146,190
15,000	Texas Capital Bancshares, Inc.[b]	933,000
4,240	Tompkins Financial Corporation	217,894
14,289	Tower Group International, Ltd.	48,297
34,382	Trustco Bank Corporation NY	246,863
13,700	UMB Financial Corporation	880,636
40,900	Umpqua Holdings Corporation[a]	782,826
16,700	United Bankshares, Inc.[a]	525,215
14,075	United Community Banks, Inc.[b]	249,831
7,900	United Fire Group, Inc.	226,414
4,600	Universal Health Realty Income Trust	184,276
9,300	Urstadt Biddle Properties, Inc.	171,585
13,100	ViewPoint Financial Group, Inc.	359,595
2,500	Virtus Investment Partners, Inc.[b]	500,125
24,800	Wilshire Bancorp, Inc.	271,064
14,600	Wintrust Financial Corporation	673,352
4,012	World Acceptance Corporation[a,b]	351,170

	Total	54,573,216

Health Care (11.0%)
7,600	Abaxis, Inc.[b]	304,152
12,800	Abiomed, Inc.[a,b]	342,272
15,100	Acorda Therapeutics, Inc.[b]	440,920
26,200	Affymetrix, Inc.[a,b]	224,534
12,800	Air Methods Corporation[b]	746,624
26,000	Akorn, Inc.[b]	640,380
25,800	Align Technology, Inc.[b]	1,474,470
3,100	Almost Family, Inc.[b]	100,223
11,833	Amedisys, Inc.[b]	173,117
16,800	AMN Healthcare Services, Inc.[b]	246,960
11,750	AmSurg Corporation[b]	539,560
4,500	Analogic Corporation	398,520
4,200	Anika Therapeutics, Inc.[b]	160,272
19,900	ArQule, Inc.[b]	42,785
9,000	Bio-Reference Laboratories, Inc.[a,b]	229,860
11,000	Cambrex Corporation[b]	196,130
12,175	Cantel Medical Corporation	412,854
20,000	Centene Corporation[b]	1,179,000
6,400	Chemed Corporation[a]	490,368
3,800	Computer Programs and Systems, Inc.	234,878
10,050	CONMED Corporation	427,125
4,200	Corvel Corporation[b]	196,140
9,900	Cross Country Healthcare, Inc.[b]	98,802
9,150	CryoLife, Inc.	101,473
9,000	Cyberonics, Inc.[b]	589,590
7,100	Cynosure, Inc.[b]	189,428
10,500	Emergent Biosolutions, Inc.[b]	241,395
7,200	Ensign Group, Inc.	318,744
10,400	Gentiva Health Services, Inc.[b]	129,064
8,800	Greatbatch, Inc.[b]	389,312
18,800	Haemonetics Corporation[b]	792,044
12,600	Hanger, Inc.[b]	495,684
7,500	HealthStream, Inc.[b]	245,775
12,800	Healthways, Inc.[b]	196,480
4,100	Hi-Tech Pharmacal Company[b]	177,899
4,800	ICU Medical, Inc.[b]	305,808
23,600	Impax Laboratories, Inc.[b]	593,304
8,600	Integra LifeSciences Holdings Corporation[b]	410,306
10,500	Invacare Corporation	243,705
6,200	IPC The Hospitalist Company, Inc.[b]	368,218
19,700	Kindred Healthcare, Inc.	388,878
3,500	Landauer, Inc.	184,135
4,500	LHC Group, Inc.[b]	108,180
7,400	Ligand Pharmaceuticals, Inc.[b]	389,240
13,500	Luminex Corporation[b]	261,900
9,900	Magellan Health Services, Inc.[b]	593,109
23,300	Medicines Company[b]	899,846
18,400	Medidata Solutions, Inc.[b]	1,114,488
15,100	Meridian Bioscience, Inc.[a]	400,603
14,775	Merit Medical Systems, Inc.[b]	232,559
10,400	Molina Healthcare, Inc.[b]	361,400
16,800	Momenta Pharmaceuticals, Inc.[b]	297,024
4,700	MWI Veterinary Supply, Inc.[b]	801,773
10,100	Natus Medical, Inc.[b]	227,250
13,325	Neogen Corporation[b]	608,953

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (96.5%)	Value
Health Care (11.0%) - continued
16,300	NuVasive, Inc.[b]	$526,979
13,000	Omnicell, Inc.[b]	331,890
20,700	PAREXEL International Corporation[b]	935,226
10,700	PharMerica Corporation[b]	230,050
16,000	Quality Systems, Inc.	336,960
20,400	Questcor Pharmaceuticals, Inc.[a]	1,110,780
22,300	Santarus, Inc.[b]	712,708
19,600	Spectrum Pharmaceuticals, Inc.[a,b]	173,460
5,200	SurModics, Inc.[b]	126,828
13,600	Symmetry Medical, Inc.[b]	137,088
23,900	Viropharma, Inc.[b]	1,191,415
25,500	West Pharmaceutical Services, Inc.	1,251,030

	Total	29,021,927

Industrials (14.2%)
10,175	AAON, Inc.	325,091
14,400	AAR Corporation	403,344
18,700	ABM Industries, Inc.	534,633
26,700	Actuant Corporation	978,288
14,100	Aegion Corporation[b]	308,649
7,200	Aerovironment, Inc.[b]	209,736
10,300	Albany International Corporation	370,079
5,400	Allegiant Travel Company	569,376
2,900	American Science & Engineering, Inc.	208,539
4,400	American Woodmark Corporation[b]	173,932
10,500	Apogee Enterprises, Inc.	377,055
15,350	Applied Industrial Technologies, Inc.	753,531
8,800	Arkansas Best Corporation	296,384
6,800	Astec Industries, Inc.	262,684
9,200	Atlas Air Worldwide Holdings, Inc.[b]	378,580
9,300	AZZ, Inc.	454,398
16,700	Barnes Group, Inc.	639,777
17,200	Brady Corporation	531,996
17,400	Briggs & Stratton Corporation	378,624
5,200	CDI Corporation	96,356
6,400	Circor International, Inc.	516,992
13,600	Comfort Systems USA, Inc.	263,704
3,000	Consolidated Graphics, Inc.[b]	202,320
7,600	Cubic Corporation	400,216
17,300	Curtiss-Wright Corporation	1,076,579
3,800	DXP Enterprises, Inc.[b]	437,760
12,300	Dycom Industries, Inc.[b]	341,817
24,500	EMCOR Group, Inc.	1,039,780
6,800	Encore Wire Corporation	368,560
17,300	EnerSys, Inc.	1,212,557
6,202	Engility Holdings, Inc.[b]	207,147
7,700	EnPro Industries, Inc.[b]	443,905
9,700	ESCO Technologies, Inc.	332,322
4,800	Exponent, Inc.	371,712
22,900	Federal Signal Corporation[b]	335,485
11,100	Forward Air Corporation	487,401
14,300	Franklin Electric Company, Inc.	638,352
7,200	G & K Services, Inc.	448,056
22,300	GenCorp, Inc.[a,b]	401,846
10,500	Gibraltar Industries, Inc.[b]	195,195
16,130	Griffon Corporation	213,077
25,537	Healthcare Services Group, Inc.[a]	724,485
17,648	Heartland Express, Inc.	346,254
5,900	Heidrick & Struggles International, Inc.	118,826
12,800	Hub Group, Inc.[b]	510,464
19,800	II-VI, Inc.[b]	348,480
8,300	Insperity, Inc.	299,879
21,300	Interface, Inc.	467,748
10,000	John Bean Technologies Corporation	293,300
9,900	Kaman Corporation	393,327
10,000	Kelly Services, Inc.	249,400
21,950	Knight Transportation, Inc.	402,563
18,100	Korn/Ferry International[b]	472,772
4,750	Lindsay Manufacturing Company[a]	393,063
6,200	Lydall, Inc.[b]	109,244
14,800	Mobile Mini, Inc.[b]	609,464
16,650	Moog, Inc.[b]	1,131,201
10,300	Mueller Industries, Inc.	649,003
1,800	National Presto Industries, Inc.[a,b]	144,900
18,100	Navigant Consulting, Inc.[b]	347,520
16,900	On Assignment, Inc.[b]	590,148
22,100	Orbital Sciences Corporation[b]	514,930
10,000	Orion Marine Group, Inc.[b]	120,300
3,400	Powell Industries, Inc.	227,766
13,475	Quanex Building Products Corporation	268,422
14,500	Resources Global Professionals	207,785
8,900	Saia, Inc.[b]	285,245
14,800	Simpson Manufacturing Company, Inc.	543,604
18,700	SkyWest, Inc.	277,321
4,700	Standex International Corporation	295,536
13,700	Teledyne Technologies, Inc.[b]	1,258,482
6,700	Tennant Company	454,327
23,506	Tetra Tech, Inc.[b]	657,698
19,500	Titan International, Inc.[a]	350,610
20,800	Toro Company	1,322,880
14,900	TrueBlue, Inc.[b]	384,122
5,600	UniFirst Corporation	599,200
14,600	United Stationers, Inc.	669,994
7,200	Universal Forest Products, Inc.	375,408
7,400	Viad Corporation	205,572
6,600	Vicor Corporation[b]	88,572
10,900	WageWorks, Inc.[b]	647,896
10,400	Watts Water Technologies, Inc.	643,448

	Total	37,186,994

Information Technology (17.7%)
13,400	Advanced Energy Industries, Inc.[b]	306,324
5,200	Agilysys, Inc.[b]	72,384
9,800	Anixter International, Inc.	880,432
41,923	Arris Group, Inc.[b]	1,021,454
11,700	ATMI, Inc.[b]	353,457
11,313	Avid Technology, Inc.[b]	92,201
5,300	Badger Meter, Inc.	288,850
3,700	Bel Fuse, Inc.	78,847
15,925	Belden, Inc.	1,121,916
19,750	Benchmark Electronics, Inc.[b]	455,830
5,900	Black Box Corporation	175,820

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (96.5%)	Value
Information Technology (17.7%) - continued
16,700	Blackbaud, Inc.	$628,755
15,000	Blucora, Inc.[b]	437,400
13,400	Bottomline Technologies, Inc.[b]	484,544
24,207	Brooks Automation, Inc.	253,931
8,600	Cabot Microelectronics Corporation[b]	393,020
8,600	CACI International, Inc.[b]	629,692
12,200	CalAmp Corporation[b]	341,234
16,400	Cardtronics, Inc.[b]	712,580
8,100	Ceva, Inc.[b]	123,282
15,100	Checkpoint Systems, Inc.[b]	238,127
24,500	CIBER, Inc.[b]	101,430
23,200	Cirrus Logic, Inc.[a,b]	473,976
30,200	Cognex Corporation[b]	1,153,036
9,100	Coherent, Inc.[b]	676,949
8,400	Cohu, Inc.	88,200
12,100	comScore, Inc.[b]	346,181
5,900	Comtech Telecommunications Corporation	185,968
12,400	CSG Systems International, Inc.	364,560
12,300	CTS Corporation	244,893
14,000	Daktronics, Inc.	219,520
16,100	Dealertrack Technologies, Inc.[b]	774,088
14,000	Dice Holdings, Inc.[b]	101,500
9,400	Digi International, Inc.[b]	113,928
10,400	Digital River, Inc.[b]	192,400
13,350	Diodes, Inc.[b]	314,526
8,200	DSP Group, Inc.[b]	79,622
6,600	DTS, Inc.[b]	158,268
11,600	Ebix, Inc.[a]	170,752
9,300	Electro Scientific Industries, Inc.	97,278
17,200	Electronics for Imaging, Inc.[b]	666,156
33,300	Entropic Communications, Inc.[b]	156,843
11,000	EPIQ Systems, Inc.	178,310
17,300	Exar Corporation[b]	203,967
11,300	ExlService Holdings, Inc.[b]	312,106
6,200	FARO Technologies, Inc.[b]	361,460
15,200	FEI Company	1,358,272
4,600	Forrester Research, Inc.	175,996
48,400	GT Advanced Technologies, Inc.[a,b]	422,048
36,800	Harmonic, Inc.[b]	271,584
13,500	Heartland Payment Systems, Inc.[a]	672,840
11,800	Higher One Holdings, Inc.[a,b]	115,168
11,600	Hittite Microwave Corporation[b]	716,068
10,700	iGATE Corporation[b]	429,712
15,475	Insight Enterprises, Inc.[b]	351,437
5,700	Interactive Intelligence Group[b]	383,952
8,700	Intevac, Inc.[b]	64,641
20,600	Ixia[b]	274,186
16,000	j2 Global, Inc.[a]	800,160
22,300	Kopin Corporation[b]	94,106
27,800	Kulicke and Soffa Industries, Inc.[b]	369,740
9,300	Liquidity Services, Inc.[a,b]	210,738
8,200	Littelfuse, Inc.	762,026
18,000	Liveperson, Inc.[b]	266,760
8,200	LogMeIn, Inc.[b]	275,110
7,100	Manhattan Associates, Inc.[b]	834,108
25,000	MAXIMUS, Inc.	1,099,750
5,500	Measurement Specialties, Inc.[b]	333,795
12,200	Mercury Computer Systems, Inc.[b]	133,590
13,000	Methode Electronics, Inc.	444,470
16,700	Micrel, Inc.	164,829
34,300	Microsemi Corporation[b]	855,785
3,300	MicroStrategy, Inc.[b]	409,992
19,400	MKS Instruments, Inc.	580,836
12,700	Monolithic Power Systems, Inc.[b]	440,182
14,200	Monotype Imaging Holdings, Inc.	452,412
38,300	Monster Worldwide, Inc.[b]	273,079
5,700	MTS Systems Corporation	406,125
8,100	Nanometrics, Inc.[b]	154,305
14,100	NETGEAR, Inc.[b]	464,454
13,700	NetScout Systems, Inc.[b]	405,383
14,300	Newport Corporation[b]	258,401
21,900	NIC, Inc.	544,653
8,500	OpenTable, Inc.[a,b]	674,645
6,500	Oplink Communications, Inc.[b]	120,900
6,900	OSI Systems, Inc.[b]	366,459
7,550	Park Electrochemical Corporation	216,836
6,400	PC-Tel, Inc.	61,248
12,100	Perficient, Inc.[b]	283,382
7,600	Pericom Semiconductor Corporation[b]	67,336
12,300	Plexus Corporation[b]	532,467
10,900	Power Integrations, Inc.	608,438
7,500	Procera Networks, Inc.[a,b]	112,650
18,950	Progress Software Corporation[b]	489,479
31,700	QLogic Corporation[b]	375,011
10,500	QuinStreet, Inc.[b]	91,245
10,300	Rofin-Sinar Technologies, Inc.[b]	278,306
6,500	Rogers Corporation[b]	399,750
6,400	Rubicon Technology, Inc.[a,b]	63,680
12,000	Rudolph Technologies, Inc.[b]	140,880
30,700	Sanmina Corporation[b]	512,690
10,200	ScanSource, Inc.[b]	432,786
11,400	Sigma Designs, Inc.[b]	53,808
11,800	Super Micro Computer, Inc.[b]	202,488
3,800	Supertex, Inc.[b]	95,190
14,300	Sykes Enterprises, Inc.[b]	311,883
12,100	Synaptics, Inc.[a,b]	626,901
11,100	Synchronoss Technologies, Inc.[b]	344,877
9,600	Synnex Corporation[b]	647,040
33,650	Take-Two Interactive Software, Inc.[b]	584,501
12,400	Tangoe, Inc.[a,b]	223,324
7,100	TeleTech Holdings, Inc.[b]	169,974
17,900	Tessera Technologies, Inc.	352,809
58,700	TriQuint Semiconductor, Inc.[b]	489,558
20,000	TTM Technologies, Inc.[b]	171,600
10,400	Tyler Technologies, Inc.[b]	1,062,152
10,100	Ultratech, Inc.[b]	292,900
10,600	VASCO Data Security International, Inc.[b]	81,938
14,300	Veeco Instruments, Inc.[a,b]	470,613
15,300	Viasat, Inc.[b]	958,545
8,600	Virtusa Corporation[b]	327,574
9,000	XO Group, Inc.[b]	133,740

	Total	46,526,293

Materials (5.9%)
10,600	A. Schulman, Inc.	373,756
6,200	A.M. Castle & Company[b]	91,574
49,800	AK Steel Holding Corporation[b]	408,360

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (96.5%)	Value
Materials (5.9%) - continued
9,100	AMCOL International Corporation	$309,218
9,000	American Vanguard Corporation	218,610
11,000	Balchem Corporation	645,700
19,900	Calgon Carbon Corporation[b]	409,343
18,700	Century Aluminum Company[b]	195,602
7,700	Clearwater Paper Corporation[b]	404,250
4,100	Deltic Timber Corporation	278,554
16,600	Flotek Industries, Inc.[a,b]	333,162
8,200	FutureFuel Corporation	129,560
23,700	Globe Specialty Metals, Inc.	426,837
18,300	H.B. Fuller Company	952,332
3,400	Hawkins, Inc.	126,446
4,500	Haynes International, Inc.	248,580
26,600	Headwaters, Inc.[b]	260,414
8,000	Innophos Holdings, Inc.	388,800
6,800	Kaiser Aluminum Corporation	477,632
14,700	KapStone Paper and Packaging Corporation[b]	821,142
7,400	Koppers Holdings, Inc.	338,550
11,900	Kraton Performance Polymers, Inc.[b]	274,295
6,900	LSB Industries, Inc.[b]	283,038
7,500	Materion Corporation	231,375
9,763	Myers Industries, Inc.	206,194
5,900	Neenah Paper, Inc.	252,343
3,300	Olympic Steel, Inc.	95,634
11,700	OM Group, Inc.[b]	425,997
15,800	PH Glatfelter Company	436,712
35,200	PolyOne Corporation	1,244,320
4,800	Quaker Chemical Corporation	369,936
11,100	RTI International Metals, Inc.[b]	379,731
11,500	Schweitzer-Mauduit International, Inc.	591,905
6,900	Stepan Company	452,847
43,600	Stillwater Mining Company[b]	538,024
25,327	SunCoke Energy, Inc.[b]	577,709
7,900	Texas Industries, Inc.[a,b]	543,362
9,200	Tredegar Corporation	265,052
18,100	Wausau Paper Corporation	229,508
8,250	Zep, Inc.	149,820

	Total	15,386,224

Telecommunications Services (0.4%)
3,600	Atlantic Tele-Network, Inc.	203,652
10,200	Cbeyond, Inc.[b]	70,380
76,000	Cincinnati Bell, Inc.[b]	270,560
11,300	General Communication, Inc.[b]	125,995
6,500	Lumos Networks Corporation	136,500
5,500	NTELOS Holdings Corporation	111,265
7,900	USA Mobility, Inc.	112,812

	Total	1,031,164

Utilities (3.3%)
13,533	ALLETE, Inc.	675,026
14,100	American States Water Company	405,093
21,900	Avista Corporation	617,361
14,700	El Paso Electric Company	516,117
11,100	Laclede Group, Inc.	505,494
15,350	New Jersey Resources Corporation	709,784
9,900	Northwest Natural Gas Company	423,918
14,000	NorthWestern Corporation	606,480
27,700	Piedmont Natural Gas Company, Inc.[a]	918,532
11,700	South Jersey Industries, Inc.	654,732
16,900	Southwest Gas Corporation	944,879
20,666	UIL Holdings Corporation	800,807
15,200	UNS Energy Corporation	909,720

	Total	8,687,943

	Total Common Stock (cost $152,432,182)	253,515,858

	Collateral Held for Securities Loaned (8.7%)
22,919,937	Thrivent Cash Management Trust	22,919,937

	Total Collateral Held for Securities Loaned (cost $22,919,937)	22,919,937

Shares or Principal Amount	Short-Term Investments (3.7%)[c]
	Federal Home Loan Bank Discount Notes
100,000	0.065%, 2/14/2014[d]	99,992
100,000	0.100%, 4/23/2014[d]	99,969
200,000	0.120%, 5/28/2014[d]	199,902
	Thrivent Cash Management Trust
9,202,932	0.060%	9,202,932

	Total Short-Term Investments (at amortized cost)	9,602,795

	Total Investments (cost $184,954,914) 108.9%	$286,038,590

	Other Assets and Liabilities, Net (8.9%)	(23,276,742)

	Total Net Assets 100.0%	$262,761,848

a	All or a portion of the security is on loan.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At December 31, 2013, $399,863 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT - Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$104,231,943
Gross unrealized depreciation	(7,649,766)

Net unrealized appreciation (depreciation)	$96,582,177

Cost for federal income tax purposes	$189,456,413

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Small Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	41,079,092	41,079,092	—	—
Consumer Staples	9,573,675	9,573,675	—	—
Energy	10,449,330	10,449,330	—	—
Financials	54,573,216	54,573,216	—	—
Health Care	29,021,927	29,021,927	—	—
Industrials	37,186,994	37,186,994	—	—
Information Technology	46,526,293	46,526,293	—	—
Materials	15,386,224	15,386,224	—	—
Telecommunications Services	1,031,164	1,031,164	—	—
Utilities	8,687,943	8,687,943	—	—
Collateral Held for Securities Loaned	22,919,937	22,919,937	—	—
Short-Term Investments	9,602,795	9,202,932	399,863	—

Total	$286,038,590	$285,638,727	$399,863	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	421,201	421,201	—	—

Total Asset Derivatives	$421,201	$421,201	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	82	March 2014	$9,102,279	$9,523,480	$421,201
Total Futures Contracts					$421,201

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	421,201
Total Equity Contracts		421,201

Total Asset Derivatives		$421,201

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,330,376
Total Equity Contracts		1,330,376

Total		$1,330,376

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	401,999
Total Equity Contracts		401,999

Total		$401,999

The following table presents Small Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$5,486,565	2.4%
Interest Rate Contracts	1,184	0.0

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$11,591,213	$80,832,007	$69,503,283	22,919,937	$22,919,937	$282,614
Cash Management Trust- Short Term Investment	2,465,274	26,645,484	19,907,826	9,202,932	9,202,932	3,719
Total Value and Income Earned	14,056,487				32,122,869	286,333

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (97.2%)	Value
Consumer Discretionary (17.5%)
104,602	Discovery Communications, Inc.[a]	$9,458,113
189,046	Dollar Tree, Inc.[a]	10,665,975
43,400	Dunkin’ Brands Group, Inc.	2,091,880
96,681	GNC Holdings, Inc.	5,651,004
80,300	HomeAway, Inc.[a]	3,282,664
52,787	Limited Brands, Inc.	3,264,876
111,400	Marriott International, Inc.	5,498,704
32,000	Michael Kors Holdings, Ltd.[a]	2,598,080
30,786	O’Reilly Automotive, Inc.[a]	3,962,466
45,226	PetSmart, Inc.	3,290,192
59,500	Ross Stores, Inc.	4,458,335
121,532	Tractor Supply Company	9,428,453
38,900	Under Armour, Inc.[a]	3,395,970
45,572	VF Corporation	2,840,958
23,200	Wynn Resorts, Ltd.	4,505,672

	Total	74,393,342

Consumer Staples (4.8%)
54,400	Beam, Inc.	3,702,464
63,800	Hain Celestial Group, Inc.[a]	5,791,764
77,600	Monster Beverage Corporation[a]	5,258,952
32,200	United Natural Foods, Inc.[a]	2,427,558
57,706	Whole Foods Market, Inc.	3,337,138

	Total	20,517,876

Energy (7.8%)
509,700	Alpha Natural Resources, Inc.[a,b]	3,639,258
58,400	Cameron International Corporation[a]	3,476,552
61,217	Concho Resources, Inc.[a]	6,611,436
65,400	HollyFrontier Corporation	3,249,726
128,682	Peabody Energy Corporation	2,513,160
10,000	Pioneer Natural Resources Company	1,840,700
50,800	SM Energy Company	4,221,988
97,900	Southwestern Energy Company[a]	3,850,407
240,535	Weatherford International, Ltd.[a]	3,725,887

	Total	33,129,114

Financials (9.7%)
62,265	Affiliated Managers Group, Inc.[a]	13,504,033
64,400	Ameriprise Financial, Inc.	7,409,220
113,230	Discover Financial Services	6,335,219
147,400	First Republic Bank	7,716,390
54,200	T. Rowe Price Group, Inc.	4,540,334
60,000	Zions Bancorporation	1,797,600

	Total	41,302,796

Health Care (11.0%)
27,247	Actavis, Inc.[a]	4,577,496
62,589	AmerisourceBergen Corporation	4,400,632
83,200	BioMarin Pharmaceutical, Inc.[a]	5,846,464
34,396	Catamaran Corporation[a]	1,633,122
70,500	Cerner Corporation[a]	3,929,670
44,191	CIGNA Corporation	3,865,829
72,600	Envision Healthcare Holdings, Inc.[a]	2,578,752
22,635	Mettler-Toledo International, Inc.[a]	5,491,025
53,600	Perrigo Company plc	8,225,456
45,000	Team Health Holdings, Inc.[a]	2,049,750
108,400	Thoratec Corporation[a]	3,967,440

	Total	46,565,636

Industrials (21.3%)
173,828	AMETEK, Inc.	9,155,521
71,690	B/E Aerospace, Inc.[a]	6,239,181
113,000	Expeditors International of Washington, Inc.	5,000,250
56,200	Fastenal Company[b]	2,670,062
50,998	Flowserve Corporation	4,020,172
105,000	Fortune Brands Home and Security, Inc.	4,798,500
45,200	GATX Corporation	2,358,084
57,300	Graco, Inc.	4,476,276
67,784	JB Hunt Transport Services, Inc.	5,239,703
54,181	Kansas City Southern	6,709,233
69,800	Nielsen Holdings NV	3,203,122
67,466	Pentair, Ltd.	5,240,084
129,400	Quanta Services, Inc.[a]	4,083,864
125,000	Robert Half International, Inc.	5,248,750
52,319	Roper Industries, Inc.	7,255,599
65,461	Stericycle, Inc.[a]	7,604,605
91,700	United Rentals, Inc.[a,b]	7,148,015

	Total	90,451,021

Information Technology (19.1%)
137,509	Agilent Technologies, Inc.	7,864,140
68,400	Amphenol Corporation	6,099,912
89,535	ANSYS, Inc.[a]	7,807,452
134,160	Autodesk, Inc.[a]	6,752,273
120,331	Ciena Corporation[a,b]	2,879,521
79,698	Euronet Worldwide, Inc.[a]	3,813,549
48,097	F5 Networks, Inc.[a]	4,370,093
53,700	Gartner, Inc.[a]	3,815,385
89,152	Lam Research Corporation[a]	4,854,326
11,000	LinkedIn Corporation[a]	2,385,130
121,581	Microchip Technology, Inc.[b]	5,440,750
43,018	Nice Systems, Ltd. ADR	1,762,017
81,890	Nuance Communications, Inc.[a,b]	1,244,728
232,071	NVIDIA Corporation	3,717,778
138,100	NXP Semiconductors NVa	6,342,933
54,100	ServiceNow, Inc.[a]	3,030,141
101,100	Synopsys, Inc.[a]	4,101,627
101,937	VeriFone Systems, Inc.[a]	2,733,950
42,600	Xilinx, Inc.	1,956,192

	Total	80,971,897

Materials (4.1%)
52,800	Airgas, Inc.	5,905,680
35,500	Albemarle Corporation	2,250,345
68,125	Celanese Corporation	3,767,994
52,610	FMC Corporation	3,969,950
66,159	Silver Wheaton Corporation	1,335,750

	Total	17,229,719

Telecommunications Services (1.9%)
72,600	Cogent Communications Group, Inc.	2,933,766
24,052	SBA Communications Corporation[a,b]	2,160,832

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (97.2%)	Value
Telecommunications Services (1.9%) - continued
89,037	TW Telecom, Inc.[a]	$2,712,957

	Total	7,807,555

	Total Common Stock (cost $289,891,194)	412,368,956

	Collateral Held for Securities Loaned (4.1%)
17,677,617	Thrivent Cash Management Trust	17,677,617

	Total Collateral Held for Securities Loaned (cost $17,677,617)	17,677,617

Shares or Principal Amount	Short-Term Investments (2.9%)[c]
	Thrivent Cash Management Trust
12,208,592	0.060%	12,208,592

	Total Short-Term Investments (at amortized cost)	12,208,592

	Total Investments (cost $319,777,403) 104.2%	$442,255,165

	Other Assets and Liabilities, Net (4.2%)	(17,935,831)

	Total Net Assets 100.0%	$424,319,334

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$128,240,097
Gross unrealized depreciation	(6,124,837)

Net unrealized appreciation (depreciation)	$122,115,260

Cost for federal income tax purposes	$320,139,905

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Mid Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	74,393,342	74,393,342	—	—
Consumer Staples	20,517,876	20,517,876	—	—
Energy	33,129,114	33,129,114	—	—
Financials	41,302,796	41,302,796	—	—
Health Care	46,565,636	46,565,636	—	—
Industrials	90,451,021	90,451,021	—	—
Information Technology	80,971,897	80,971,897	—	—
Materials	17,229,719	17,229,719	—	—
Telecommunications Services	7,807,555	7,807,555	—	—
Collateral Held for Securities Loaned	17,677,617	17,677,617	—	—
Short-Term Investments	12,208,592	12,208,592	—	—

Total	$442,255,165	$442,255,165	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$4,926,850	$115,043,885	$102,293,118	17,677,617	$17,677,617	$19,303
Cash Management Trust- Short Term Investment	17,465,291	79,104,487	84,361,186	12,208,592	12,208,592	11,237
Total Value and Income Earned	22,392,141				29,886,209	30,540

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (98.8%)	Value
Consumer Discretionary (11.8%)
70,581	Delphi Automotive plc	$4,244,035
7,413	Expedia, Inc.	516,390
170,993	Liberty Interactive Corporation[a]	5,018,645
30,764	Liberty Media Corporation[a]	4,505,388
46,090	Macy’s, Inc.	2,461,206
180,132	MGM Resorts International[a]	4,236,705
27,365	PVH Corporation	3,722,187
38,797	Scripps Networks Interactive, Inc.	3,352,449
59,639	Starwood Hotels & Resorts Worldwide, Inc.	4,738,318
108,458	Toll Brothers, Inc.[a]	4,012,946
20,944	TRW Automotive Holdings Corporation[a]	1,558,024
20,647	Whirlpool Corporation	3,238,688

	Total	41,604,981

Consumer Staples (3.5%)
36,461	Constellation Brands, Inc.[a]	2,566,125
22,573	Green Mountain Coffee Roasters, Inc.[a]	1,706,067
43,318	Ingredion, Inc.	2,965,550
34,980	Monster Beverage Corporation[a]	2,370,595
81,974	Tyson Foods, Inc.	2,742,850

	Total	12,351,187

Energy (7.9%)
71,073	Cameron International Corporation[a]	4,230,976
197,956	Chesapeake Energy Corporation	5,372,526
36,236	Cimarex Energy Company	3,801,519
28,635	EQT Corporation	2,570,850
24,009	Oil States International, Inc.[a]	2,442,196
9,688	Pioneer Natural Resources Company	1,783,270
41,104	Range Resources Corporation	3,465,478
74,718	Tesoro Corporation	4,371,003

	Total	28,037,818

Financials (29.4%)
37,682	Arthur J. Gallagher & Company	1,768,416
44,430	AvalonBay Communities, Inc.	5,252,959
67,141	Camden Property Trust	3,818,980
66,812	CIT Group, Inc.	3,482,910
187,242	DDR Corporation	2,877,909
29,155	Digital Realty Trust, Inc.	1,432,094
27,194	Everest Re Group, Ltd.	4,238,729
52,633	First Republic Bank	2,755,338
238,054	Genworth Financial, Inc.[a]	3,696,979
403,868	Huntington Bancshares, Inc.	3,897,326
108,187	ING U.S., Inc.	3,802,773
173,038	Invesco, Ltd.	6,298,583
26,284	iShares Russell Midcap Value Index Fund	1,727,122
125,416	Lincoln National Corporation	6,473,974
54,447	M&T Bank Corporation	6,338,720
227,170	MFA Financial, Inc.	1,603,820
116,637	NASDAQ OMX Group, Inc.	4,642,153
120,734	Principal Financial Group, Inc.	5,953,393
78,365	Raymond James Financial, Inc.	4,089,869
20,125	Signature Bank[a]	2,161,827
159,834	SLM Corporation	4,200,437
132,101	Starwood Property Trust, Inc.	3,659,198
68,133	Tanger Factory Outlet Centers, Inc.	2,181,619
50,019	Taubman Centers, Inc.	3,197,214
214,199	Two Harbors Investment Corporation	1,987,767
62,633	Validus Holdings, Ltd.	2,523,484
20,466	W.R. Berkley Corporation	888,020
40,526	Willis Group Holdings plc	1,815,970
149,561	XL Group plc	4,762,022
80,218	Zions Bancorporation	2,403,331

	Total	103,932,936

Health Care (8.7%)
75,645	Aetna, Inc.	5,188,491
34,011	C.R. Bard, Inc.	4,555,433
90,555	Cardinal Health, Inc.	6,049,980
97,639	CareFusion Corporation[a]	3,887,985
49,900	Humana, Inc.	5,150,678
19,223	Laboratory Corporation of America Holdings[a]	1,756,405
100,778	Tenet Healthcare Corporation[a]	4,244,769

	Total	30,833,741

Industrials (12.4%)
46,974	Armstrong World Industries, Inc.[a]	2,706,172
50,053	Carlisle Companies, Inc.	3,974,208
26,057	Crane Company	1,752,333
87,478	KBR, Inc.	2,789,673
56,310	Stanley Black & Decker, Inc.	4,543,654
91,817	Terex Corporation	3,855,396
161,216	Textron, Inc.	5,926,300
74,879	Timken Company	4,123,587
68,969	Triumph Group, Inc.	5,246,472
114,246	Tyco International, Ltd.	4,688,656
65,731	United Continental Holdings, Inc.[a]	2,486,604
36,299	Waste Connections, Inc.	1,583,725

	Total	43,676,780

Information Technology (13.5%)
130,371	Agilent Technologies, Inc.	7,455,917
168,290	Altera Corporation	5,474,474
204,045	Applied Materials, Inc.	3,609,556
62,926	Citrix Systems, Inc.[a]	3,980,070
20,276	F5 Networks, Inc.[a]	1,842,277
67,853	Fidelity National Information Services, Inc.	3,642,349
28,211	Global Payments, Inc.	1,833,433
166,561	Juniper Networks, Inc.[a]	3,759,282
53,000	Lam Research Corporation[a]	2,885,850
134,418	Maxim Integrated Products, Inc.	3,751,606
43,164	NetApp, Inc.	1,775,767
145,611	NVIDIA Corporation	2,332,688
163,176	Polycom, Inc.[a]	1,832,466
67,281	PTC, Inc.[a]	2,381,075
40,699	TIBCO Software, Inc.[a]	914,914

	Total	47,471,724

Materials (5.0%)
22,152	Ashland, Inc.	2,149,630
43,721	Celanese Corporation	2,418,209
37,712	International Paper Company	1,849,019

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (98.8%)	Value
Materials (5.0%) - continued
116,086	Louisiana-Pacific Corporation[a]	$2,148,752
43,826	Packaging Corporation of America	2,773,309
38,464	Reliance Steel & Aluminum Company	2,917,110
47,845	Valspar Corporation	3,410,870

	Total	17,666,899

Utilities (6.6%)
144,063	Calpine Corporation[a]	2,810,669
92,882	Edison International, Inc.	4,300,437
130,335	FirstEnergy Corporation	4,298,448
50,987	SCANA Corporation	2,392,820
64,411	Sempra Energy	5,781,532
132,212	Xcel Energy, Inc.	3,694,003

	Total	23,277,909

	Total Common Stock (cost $283,090,239)	348,853,975

Shares or Principal Amount	Short-Term Investments (0.9%)[b]
	Thrivent Cash Management Trust
3,138,588	0.060%	3,138,588

	Total Short-Term Investments (at amortized cost)	3,138,588

	Total Investments (cost $286,228,827) 99.7%	$351,992,563

	Other Assets and Liabilities, Net 0.3%	953,385

	Total Net Assets 100.0%	$352,945,948

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$69,086,804
Gross unrealized depreciation	(3,805,731)

Net unrealized appreciation (depreciation)	$65,281,073

Cost for federal income tax purposes	$286,711,490

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Partner Mid Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	41,604,981	41,604,981	—	—
Consumer Staples	12,351,187	12,351,187	—	—
Energy	28,037,818	28,037,818	—	—
Financials	103,932,936	103,932,936	—	—
Health Care	30,833,741	30,833,741	—	—
Industrials	43,676,780	43,676,780	—	—
Information Technology	47,471,724	47,471,724	—	—
Materials	17,666,899	17,666,899	—	—
Utilities	23,277,909	23,277,909	—	—
Short-Term Investments	3,138,588	3,138,588	—	—

Total	$351,992,563	$351,992,563	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$7,805,669	$54,268,984	$62,074,653	—	$—	$11,900
Cash Management Trust- Short Term Investment	6,943,793	95,016,774	98,821,979	3,138,588	3,138,588	4,129
Total Value and Income Earned	14,749,462				3,138,588	16,029

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (96.0%)	Value
Consumer Discretionary (11.8%)
72,500	Charter Communications, Inc.[a]	$9,915,100
167,800	Cheesecake Factory, Inc.	8,099,706
220,300	DISH Network Corporation[a]	12,759,776
106,500	Michael Kors Holdings, Ltd.[a]	8,646,735
150,100	Omnicom Group, Inc.	11,162,937
123,600	Scripps Networks Interactive, Inc.	10,680,276
165,200	Tempur-Pedic International, Inc.[a,b]	8,914,192
258,800	Toll Brothers, Inc.[a]	9,575,600

	Total	79,754,322

Consumer Staples (2.2%)
98,900	Ingredion, Inc.	6,770,694
342,900	WhiteWave Foods Company[a]	7,866,126

	Total	14,636,820

Energy (6.0%)
38,750	Atwood Oceanics, Inc.[a]	2,068,862
41,429	Cabot Oil & Gas Corporation	1,605,788
26,100	Cameron International Corporation[a]	1,553,733
3,300	CARBO Ceramics, Inc.[b]	384,549
18,750	Cimarex Energy Company	1,967,063
17,600	Concho Resources, Inc.[a]	1,900,800
108,900	Denbury Resources, Inc.[a]	1,789,227
36,400	Energy XXI, Ltd.	984,984
25,900	Ensco plc	1,480,962
15,720	EQT Corporation	1,411,342
26,700	Helmerich & Payne, Inc.[b]	2,244,936
42,450	HollyFrontier Corporation	2,109,341
22,950	National Oilwell Varco, Inc.	1,825,213
31,350	Newfield Exploration Company[a]	772,150
43,850	Noble Corporation	1,643,059
29,700	Noble Energy, Inc.	2,022,867
28,250	Oceaneering International, Inc.	2,228,360
21,900	Oil States International, Inc.[a]	2,227,668
10,150	Pioneer Natural Resources Company	1,868,311
19,200	Range Resources Corporation	1,618,752
40,900	Rowan Companies plc[a]	1,446,224
19,950	SM Energy Company	1,658,044
94,750	Superior Energy Services, Inc.[a]	2,521,298
25,300	Whiting Petroleum Corporation[a]	1,565,311

	Total	40,898,844

Financials (22.8%)
176,400	Axis Capital Holdings, Ltd.	8,391,348
108,100	Camden Property Trust	6,148,728
206,000	First Republic Bank	10,784,100
138,300	Gaming and Leisure Properties, Inc.[a]	7,027,023
219,620	HCC Insurance Holdings, Inc.	10,133,267
490,548	Host Hotels & Resorts, Inc.	9,536,253
1,439,300	Huntington Bancshares, Inc.	13,889,245
645,500	KeyCorp	8,662,610
244,424	Lazard, Ltd.	11,077,296
80,100	M&T Bank Corporation[b]	9,325,242
110,900	Macerich Company	6,530,901
324,400	NASDAQ OMX Group, Inc.	12,911,120
177,633	Northern Trust Corporation	10,993,706
382,200	Piedmont Office Realty Trust, Inc.	6,313,944
195,800	Protective Life Corporation	9,919,228
414,172	Zions Bancorporation	12,408,593

	Total	154,052,604

Health Care (10.7%)
198,800	Acorda Therapeutics, Inc.[a]	5,804,960
672,900	Allscripts Healthcare Solutions, Inc.[a]	10,403,034
73,082	C.R. Bard, Inc.	9,788,603
142,500	Illumina, Inc.[a,b]	15,763,350
276,000	Thoratec Corporation[a]	10,101,600
7,550	Veeva Systems, Inc.[a,b]	242,355
77,900	Waters Corporation[a]	7,790,000
135,669	Zimmer Holdings, Inc.	12,642,994

	Total	72,536,896

Industrials (15.3%)
163,744	ADT Corporation	6,626,720
124,900	AGCO Corporation	7,392,831
259,193	CSX Corporation	7,456,983
144,500	Flowserve Corporation	11,390,935
328,200	Foster Wheeler AGa	10,837,164
360,766	Manitowoc Company, Inc.	8,413,063
118,108	Manpower, Inc.	10,140,753
321,934	Oshkosh Corporation	16,219,035
94,982	Parker Hannifin Corporation	12,218,484
659,400	Southwest Airlines Company	12,423,096

	Total	103,119,064

Information Technology (20.8%)
104,600	Alliance Data Systems Corporation[a,b]	27,502,478
827,383	Applied Materials, Inc.	14,636,405
219,400	Autodesk, Inc.[a]	11,042,402
339,466	CoreLogic, Inc.[a]	12,061,227
150,704	eBay, Inc.[a]	8,272,143
350,032	Juniper Networks, Inc.[a]	7,900,222
156,900	NetApp, Inc.	6,454,866
1,039,566	NVIDIA Corporation	16,653,847
251,500	SunPower Corporation[a,b]	7,497,215
686,022	Teradyne, Inc.[a]	12,087,708
861,634	TriQuint Semiconductor, Inc.[a]	7,186,028
199,203	Xilinx, Inc.	9,147,402

	Total	140,441,943

Materials (4.1%)
256,500	Owens-Illinois, Inc.[a]	9,177,570
145,612	Silgan Holdings, Inc.	6,992,288
593,300	Steel Dynamics, Inc.	11,593,082

	Total	27,762,940

Utilities (2.3%)
297,400	CMS Energy Corporation	7,961,398
230,400	Public Service Enterprise Group, Inc.	7,382,016

	Total	15,343,414

	Total Common Stock (cost $450,595,004)	648,546,847

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of December 31, 2013

Shares	Collateral Held for Securities Loaned (5.5%)	Value
37,473,212	Thrivent Cash Management Trust	$37,473,212

	Total Collateral Held for Securities Loaned (cost $37,473,212)	37,473,212

Shares or Principal Amount	Short-Term Investments (4.0%)[c]
	Thrivent Cash Management Trust
26,698,226	0.060%	26,698,226

	Total Short-Term Investments (at amortized cost)	26,698,226

	Total Investments (cost $514,766,442) 105.5%	$712,718,285

	Other Assets and Liabilities, Net (5.5%)	(37,296,187)

	Total Net Assets 100.0%	$675,422,098

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$200,051,325
Gross unrealized depreciation	(2,548,826)

Net unrealized appreciation (depreciation)	$197,502,499

Cost for federal income tax purposes	$515,215,786

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Mid Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	79,754,322	79,754,322	—	—
Consumer Staples	14,636,820	14,636,820	—	—
Energy	40,898,844	40,898,844	—	—
Financials	154,052,604	154,052,604	—	—
Health Care	72,536,896	72,536,896	—	—
Industrials	103,119,064	103,119,064	—	—
Information Technology	140,441,943	140,441,943	—	—
Materials	27,762,940	27,762,940	—	—
Utilities	15,343,414	15,343,414	—	—
Collateral Held for Securities Loaned	37,473,212	37,473,212	—	—
Short-Term Investments	26,698,226	26,698,226	—	—

Total	$712,718,285	$712,718,285	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$33,267,675	$280,427,365	$276,221,828	37,473,212	$37,473,212	$203,375
Cash Management Trust- Short Term Investment	20,972,804	81,566,610	75,841,188	26,698,226	26,698,226	22,879
Total Value and Income Earned	54,240,479				64,171,438	226,254

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (96.4%)	Value
Consumer Discretionary (13.6%)
5,900	Aaron’s, Inc.	$173,460
5,900	Abercrombie & Fitch Company	194,169
5,600	Advance Auto Parts, Inc.	619,808
4,600	AMC Networks, Inc.[a]	313,306
13,080	American Eagle Outfitters, Inc.	188,352
3,550	ANN, Inc.[a]	129,788
7,700	Apollo Group, Inc.[a]	210,364
9,900	Ascena Retail Group, Inc.[a]	209,484
3,000	Bally Technologies, Inc.[a,b]	235,350
4,500	Big Lots, Inc.[a]	145,305
2,010	Bob Evans Farms, Inc.	101,686
5,155	Brinker International, Inc.	238,883
7,000	Brunswick Corporation	322,420
3,600	Cabela’s, Inc.[a]	239,976
4,200	Carter’s, Inc.	301,518
3,800	Cheesecake Factory, Inc.	183,426
12,300	Chico’s FAS, Inc.	231,732
8,000	Cinemark Holdings, Inc.	266,640
5,800	CST Brands, Inc.	212,976
2,700	Deckers Outdoor Corporation[a,b]	228,042
4,400	DeVry Education Group, Inc.[b]	156,200
7,900	Dick’s Sporting Goods, Inc.	458,990
4,300	Domino’s Pizza, Inc.	299,495
5,500	DreamWorks Animation SKG, Inc.[a]	195,250
11,500	Foot Locker, Inc.	476,560
11,120	Gentex Corporation	366,849
4,500	Guess ?, Inc.	139,815
7,700	Hanesbrands, Inc.	541,079
2,600	HSN, Inc.	161,980
2,170	International Speedway Corporation	77,013
23,600	J.C. Penney Company, Inc.[a,b]	215,940
9,200	Jarden Corporation[a]	564,420
3,600	John Wiley and Sons, Inc.	198,720
6,400	KB Home[b]	116,992
5,000	Lamar Advertising Company[a]	261,250
3,100	Life Time Fitness, Inc.[a]	145,700
23,200	LKQ Corporation[a]	763,280
3,000	M.D.C. Holdings, Inc.[a]	96,720
2,100	Matthews International Corporation	89,481
2,900	Meredith Corporation[b]	150,220
3,400	Murphy USA, Inc.[a]	141,304
9,700	New York Times Company	153,939
300	NVR, Inc.[a]	307,803
36,900	Office Depot, Inc.[a]	195,201
2,100	Panera Bread Company[a]	371,049
5,000	Polaris Industries, Inc.[b]	728,200
4,200	Rent-A-Center, Inc.	140,028
3,800	Scientific Games Corporation[a]	64,334
16,400	Service Corporation International	297,332
6,200	Signet Jewelers, Ltd.	487,940
5,320	Sotheby’s Holdings, Inc.	283,024
4,700	Tempur-Pedic International, Inc.[a]	253,612
3,400	Thor Industries, Inc.	187,782
12,300	Toll Brothers, Inc.[a]	455,100
10,800	Tractor Supply Company	837,864
3,900	Tupperware Brands Corporation	368,667
6,200	Under Armour, Inc.[a]	541,260
2,900	Valassis Communications, Inc.[b]	99,325
21,814	Wendy’s Company[b]	190,218
6,880	Williams-Sonoma, Inc.	400,966

	Total	16,727,587

Consumer Staples (3.9%)
10,720	Church & Dwight Company, Inc.	710,522
7,300	Dean Foods Company[a]	125,487
4,850	Energizer Holdings, Inc.	524,964
13,525	Flowers Foods, Inc.	290,382
10,100	Green Mountain Coffee Roasters, Inc.[a,b]	763,358
3,700	Hain Celestial Group, Inc.[a]	335,886
3,810	Harris Teeter Supermarkets, Inc.	188,023
9,500	Hillshire Brands Company	317,680
6,000	Ingredion, Inc.	410,760
1,540	Lancaster Colony Corporation	135,751
2,500	Post Holdings, Inc.[a]	123,175
15,200	SUPERVALU, Inc.[a]	110,808
1,557	Tootsie Roll Industries, Inc.	50,665
3,800	United Natural Foods, Inc.[a]	286,482
1,840	Universal Corporation[b]	100,464
13,400	WhiteWave Foods Company[a]	307,396

	Total	4,781,803

Energy (5.5%)
17,100	Alpha Natural Resources, Inc.[a]	122,094
4,500	Atwood Oceanics, Inc.[a]	240,255
3,800	Bill Barrett Corporation[a,b]	101,764
1,500	CARBO Ceramics, Inc.[b]	174,795
6,700	Cimarex Energy Company	702,897
5,900	Dresser-Rand Group, Inc.[a]	351,817
3,100	Dril-Quip, Inc.[a]	340,783
5,600	Energen Corporation	396,200
6,500	Gulfport Energy Corporation[a]	410,475
7,600	Helix Energy Solutions Group, Inc.[a]	176,168
15,390	HollyFrontier Corporation	764,729
8,400	Oceaneering International, Inc.	662,592
4,300	Oil States International, Inc.[a]	437,396
11,200	Patterson-UTI Energy, Inc.	283,584
4,700	Rosetta Resources, Inc.[a]	225,788
5,200	SM Energy Company	432,172
12,300	Superior Energy Services, Inc.[a]	327,303
3,800	Tidewater, Inc.	225,226
3,400	Unit Corporation[a]	175,508
5,600	World Fuel Services Corporation	241,696

	Total	6,793,242

Financials (21.6%)
4,100	Affiliated Managers Group, Inc.[a]	889,208
3,360	Alexander & Baldwin, Inc.	140,213
5,500	Alexandria Real Estate Equities, Inc.	349,910
1,300	Alleghany Corporation[a]	519,948
8,100	American Campus Communities, Inc.	260,901
5,535	American Financial Group, Inc.	319,480
17,380	Apollo Investment Corporation	147,382
10,200	Arthur J. Gallagher & Company	478,686
5,100	Aspen Insurance Holdings, Ltd.	210,681
12,593	Associated Banc-Corp	219,118
6,470	Astoria Financial Corporation	89,480

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (96.4%)	Value
Financials (21.6%) - continued
6,500	BancorpSouth, Inc.[b]	$165,230
3,400	Bank of Hawaii Corporation	201,076
14,900	BioMed Realty Trust, Inc.	269,988
6,000	BRE Properties, Inc.	328,260
9,200	Brown & Brown, Inc.	288,788
6,600	Camden Property Trust	375,408
5,700	Cathay General Bancorp	152,361
6,800	CBOE Holdings, Inc.	353,328
3,620	City National Corporation	286,777
6,233	Commerce Bancshares, Inc.	279,924
6,800	Corporate Office Properties Trust	161,092
8,970	Corrections Corporation of America REIT	287,668
4,100	Cullen/Frost Bankers, Inc.[b]	305,163
25,100	Duke Realty Corporation	377,504
10,700	East West Bancorp, Inc.	374,179
9,400	Eaton Vance Corporation	402,226
4,900	Equity One, Inc.	109,956
2,900	Essex Property Trust, Inc.	416,179
3,710	Everest Re Group, Ltd.	578,278
8,500	Extra Space Storage, Inc.	358,105
5,000	Federal Realty Investment Trust	507,050
7,300	Federated Investors, Inc.[b]	210,240
19,305	Fidelity National Financial, Inc.	626,447
8,200	First American Financial Corporation	231,240
18,300	First Horizon National Corporation	213,195
27,400	First Niagara Financial Group, Inc.	290,988
12,798	FirstMerit Corporation	284,500
14,900	Fulton Financial Corporation	194,892
2,000	Greenhill & Company, Inc.	115,880
6,400	Hancock Holding Company	234,752
3,370	Hanover Insurance Group, Inc.	201,223
7,750	HCC Insurance Holdings, Inc.	357,585
6,900	Highwoods Properties, Inc.	249,573
4,400	Home Properties, Inc.	235,928
11,400	Hospitality Properties Trust	308,142
4,400	International Bancshares Corporation	116,116
11,600	Janus Capital Group, Inc.[b]	143,492
3,400	Jones Lang LaSalle, Inc.	348,126
4,000	Kemper Corporation	163,520
6,300	Kilroy Realty Corporation	316,134
11,300	Liberty Property Trust	382,731
6,800	Mack-Cali Realty Corporation	146,064
2,800	Mercury General Corporation	139,188
5,800	Mid-America Apartment Communities, Inc.	352,292
9,200	MSCI, Inc.[a]	402,224
9,400	National Retail Properties, Inc.	285,102
34,111	New York Community Bancorp, Inc.[b]	574,770
18,650	Old Republic International Corporation	322,086
9,500	Omega Healthcare Investors, Inc.	283,100
3,107	Potlatch Corporation	129,686
4,200	Primerica, Inc.	180,222
4,300	Prosperity Bancshares, Inc.	272,577
6,070	Protective Life Corporation	307,506
9,525	Raymond James Financial, Inc.	497,110
9,712	Rayonier, Inc. REIT	408,875
15,900	Realty Income Corporation	593,547
7,100	Regency Centers Corporation	328,730
5,500	Reinsurance Group of America, Inc.	425,755
11,040	SEI Investments Company	383,419
14,500	Senior Housing Property Trust	322,335
3,600	Signature Bank[a]	386,712
7,400	SL Green Realty Corporation	683,612
3,400	StanCorp Financial Group, Inc.	225,250
3,530	SVB Financial Group[a]	370,156
75,100	Synovus Financial Corporation	270,360
4,900	Taubman Centers, Inc.	313,208
12,720	TCF Financial Corporation	206,700
5,200	Trustmark Corporation	139,568
19,403	UDR, Inc.	453,060
15,384	Valley National Bancorp[b]	155,686
8,475	W.R. Berkley Corporation	367,730
6,640	Waddell & Reed Financial, Inc.	432,397
7,927	Washington Federal, Inc.	184,620
6,930	Webster Financial Corporation	216,077
8,700	Weingarten Realty Investors	238,554
2,120	Westamerica Bancorporation	119,695

	Total	26,546,224

Health Care (8.6%)
12,300	Allscripts Healthcare Solutions, Inc.[a]	190,158
1,500	Bio-Rad Laboratories, Inc.[a]	185,415
3,800	Charles River Laboratories International, Inc.[a]	201,552
7,300	Community Health Systems, Inc.[a]	286,671
3,800	Cooper Companies, Inc.	470,592
4,310	Covance, Inc.[a]	379,539
5,700	Cubist Pharmaceuticals, Inc.[a]	392,559
8,800	Endo Pharmaceutical Holdings, Inc.[a,b]	593,648
20,400	Health Management Associates, Inc.[a]	267,240
6,180	Health Net, Inc.[a]	183,361
6,600	Henry Schein, Inc.[a]	754,116
4,550	Hill-Rom Holdings, Inc.	188,097
6,800	HMS Holdings Corporation[a]	154,564
21,000	Hologic, Inc.[a]	469,350
4,000	IDEXX Laboratories, Inc.[a,b]	425,480
3,700	LifePoint Hospitals, Inc.[a]	195,508
4,400	Mallinckrodt, LLC[a]	229,944
4,000	Masimo Corporation[a]	116,920
7,800	Mednax, Inc.[a]	416,364
2,300	Mettler-Toledo International, Inc.[a]	557,957
8,020	Omnicare, Inc.	484,087
4,850	Owens & Minor, Inc.	177,316
11,000	ResMed, Inc.[b]	517,880
4,800	Salix Pharmaceuticals, Ltd.[a]	431,712
4,600	STERIS Corporation	221,030
2,600	Techne Corporation	246,142
3,140	Teleflex, Inc.	294,720
4,400	Thoratec Corporation[a]	161,040
3,600	United Therapeutics Corporation[a]	407,088
6,900	Universal Health Services, Inc.	560,694
6,900	VCA Antech, Inc.[a]	216,384

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (96.4%)	Value
Health Care (8.6%) - continued
3,400	Wellcare Health Plans, Inc.[a]	$239,428

	Total	10,616,556

Industrials (16.5%)
5,900	A.O. Smith Corporation	318,246
3,300	Acuity Brands, Inc.	360,756
7,600	Aecom Technology Corporation[a]	223,668
7,030	AGCO Corporation	416,106
5,380	Alaska Air Group, Inc.	394,731
2,500	Alliant Techsystems, Inc.	304,200
7,600	B/E Aerospace, Inc.[a]	661,428
3,760	Brink’s Company	128,366
4,940	Carlisle Companies, Inc.	392,236
3,900	CLARCOR, Inc.	250,965
4,300	Clean Harbors, Inc.[a]	257,828
4,330	Con-way, Inc.	171,944
8,600	Copart, Inc.[a]	315,190
2,600	Corporate Executive Board Company	201,318
3,800	Crane Company	255,550
3,900	Deluxe Corporation	203,541
10,400	Donaldson Company, Inc.	451,984
2,400	Esterline Technologies Corporation[a]	244,704
14,600	Exelis, Inc.	278,276
12,900	Fortune Brands Home and Security, Inc.	589,530
3,200	FTI Consulting, Inc.[a]	131,648
3,520	GATX Corporation	183,638
3,800	General Cable Corporation	111,758
3,900	Genesee & Wyoming, Inc.[a]	374,595
4,800	Graco, Inc.	374,976
2,760	Granite Construction, Inc.	96,545
6,200	Harsco Corporation	173,786
4,590	Herman Miller, Inc.	135,497
3,530	HNI Corporation	137,070
4,130	Hubbell, Inc.	449,757
3,801	Huntington Ingalls Industries, Inc.	342,128
6,300	IDEX Corporation	465,255
7,000	ITT Corporation	303,940
7,040	JB Hunt Transport Services, Inc.	544,192
16,775	JetBlue Airways Corporation[a,b]	143,426
11,400	KBR, Inc.	363,546
6,040	Kennametal, Inc.	314,503
4,400	Kirby Corporation[a]	436,700
3,500	Landstar System, Inc.	201,075
3,500	Lennox International, Inc.	297,710
6,300	Lincoln Electric Holdings, Inc.	449,442
6,070	Manpower, Inc.	521,170
3,260	Matson, Inc.	85,119
2,400	Mine Safety Appliances Company	122,904
3,700	MSC Industrial Direct Company, Inc.	299,219
4,680	Nordson Corporation	347,724
5,400	Old Dominion Freight Line, Inc.[a]	286,308
6,700	Oshkosh Corporation	337,546
14,100	R.R. Donnelley & Sons Company	285,948
3,500	Regal-Beloit Corporation	258,020
4,922	Rollins, Inc.	149,087
3,460	SPX Corporation	344,651
8,600	Terex Corporation	361,114
6,200	Timken Company	341,434
5,000	Towers Watson & Company	638,050
5,995	Trinity Industries, Inc.	326,847
4,000	Triumph Group, Inc.	304,280
7,198	United Rentals, Inc.[a,b]	561,084
5,800	URS Corporation	307,342
7,000	UTI Worldwide, Inc.	122,920
2,100	Valmont Industries, Inc.	313,152
7,500	Wabtec Corporation	557,025
9,500	Waste Connections, Inc.	414,485
2,100	Watsco, Inc.	201,726
3,500	Werner Enterprises, Inc.	86,555
4,700	Woodward, Inc.	214,367

	Total	20,239,831

Information Technology (15.3%)
7,400	3D Systems Corporation[a,b]	687,682
3,020	ACI Worldwide, Inc.[a]	196,300
5,790	Acxiom Corporation[a]	214,114
4,480	ADTRAN, Inc.	121,005
47,500	Advanced Micro Devices, Inc.[a,b]	183,825
3,100	Advent Software, Inc.	108,469
7,200	ANSYS, Inc.[a]	627,840
6,100	AOL, Inc.[a]	284,382
7,770	Arrow Electronics, Inc.[a]	421,523
33,020	Atmel Corporation[a]	258,547
10,620	Avnet, Inc.	468,448
9,200	Broadridge Financial Solutions, Inc.	363,584
22,180	Cadence Design Systems, Inc.[a]	310,964
7,800	Ciena Corporation[a]	186,654
3,400	CommVault Systems, Inc.[a]	254,592
16,700	Compuware Corporation	187,207
3,600	Concur Technologies, Inc.[a]	371,448
7,900	Convergys Corporation	166,295
7,200	CoreLogic, Inc.[a]	255,816
9,300	Cree, Inc.[a,b]	581,901
10,700	Cypress Semiconductor Corporation[a,b]	112,350
4,930	Diebold, Inc.[b]	162,739
2,310	DST Systems, Inc.	209,609
3,800	Equinix, Inc.[a]	674,310
3,100	FactSet Research Systems, Inc.[b]	336,598
2,650	Fair Isaac Corporation	166,526
9,900	Fairchild Semiconductor International, Inc.[a]	132,165
7,200	Gartner, Inc.[a]	511,560
5,600	Global Payments, Inc.	363,944
8,400	Informatica Corporation[a]	348,600
11,900	Ingram Micro, Inc.[a]	279,174
10,650	Integrated Device Technology, Inc.[a]	108,523
3,200	InterDigital, Inc.	94,368
5,450	International Rectifier Corporation[a]	142,082
9,800	Intersil Corporation	112,406
3,000	Itron, Inc.[a]	124,290
6,560	Jack Henry & Associates, Inc.	388,418
17,900	JDS Uniphase Corporation[a,b]	232,342
5,625	Leidos Holdings, Inc.	261,506
6,600	Lender Processing Services, Inc.	246,708
4,800	Lexmark International, Inc.[b]	170,496

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (96.4%)	Value
Information Technology (15.3%) - continued
1,800	ManTech International Corporation	$53,874
7,470	Mentor Graphics Corporation	179,803
5,900	MICROS Systems, Inc.[a]	338,483
7,562	National Instruments Corporation	242,135
12,800	NCR Corporation[a]	435,968
4,800	NeuStar, Inc.[a]	239,328
3,440	Plantronics, Inc.	159,788
11,040	Polycom, Inc.[a]	123,979
9,200	PTC, Inc.[a]	325,588
8,800	Rackspace Hosting, Inc.[a]	344,344
21,740	RF Micro Devices, Inc.[a]	112,178
12,600	Riverbed Technology, Inc.[a]	227,808
7,840	Rovi Corporation[a]	154,370
3,214	Science Applications International Corporation	106,287
5,290	Semtech Corporation[a]	133,731
3,000	Silicon Laboratories, Inc.[a]	129,930
14,500	Skyworks Solutions, Inc.[a]	414,120
5,100	Solarwinds, Inc.[a]	192,933
5,300	Solera Holdings, Inc.	375,028
18,900	SunEdison, Inc.[a]	246,645
11,980	Synopsys, Inc.[a]	486,029
2,880	Tech Data Corporation[a]	148,608
14,800	Teradyne, Inc.[a]	260,776
11,800	TIBCO Software, Inc.[a]	265,264
19,900	Trimble Navigation, Ltd.[a]	690,530
4,900	ValueClick, Inc.[a]	114,513
8,400	VeriFone Systems, Inc.[a]	225,288
10,420	Vishay Intertechnology, Inc.[a]	138,169
3,000	WEX, Inc.[a]	297,090
3,900	Zebra Technologies Corporation[a]	210,912

	Total	18,802,809

Materials (6.8%)
6,320	Albemarle Corporation	400,625
5,100	AptarGroup, Inc.	345,831
5,600	Ashland, Inc.	543,424
4,590	Cabot Corporation	235,926
4,100	Carpenter Technology Corporation	255,020
9,000	Commercial Metals Company	182,970
2,600	Compass Minerals International, Inc.	208,130
2,760	Cytec Industries, Inc.	257,121
2,500	Domtar Corporation	235,850
3,800	Eagle Materials, Inc.	294,234
2,400	Greif, Inc.	125,760
4,300	Intrepid Potash, Inc.[a,b]	68,112
10,900	Louisiana-Pacific Corporation[a]	201,759
3,620	Martin Marietta Materials, Inc.	361,783
2,660	Minerals Technologies, Inc.	159,786
900	NewMarket Corporation[b]	300,735
6,200	Olin Corporation[b]	178,870
7,600	Packaging Corporation of America	480,928
6,000	Reliance Steel & Aluminum Company	455,040
5,600	Rock-Tenn Company	588,056
5,000	Royal Gold, Inc.	230,350
10,300	RPM International, Inc.	427,553
3,400	Scotts Miracle-Gro Company	211,548
3,830	Sensient Technologies Corporation	185,832
3,400	Silgan Holdings, Inc.	163,268
7,780	Sonoco Products Company	324,582
17,100	Steel Dynamics, Inc.	334,134
6,260	Valspar Corporation	446,275
4,100	Worthington Industries, Inc.	172,528

	Total	8,376,030

Telecommunications Services (0.4%)
7,595	Telephone & Data Systems, Inc.	195,799
11,100	TW Telecom, Inc.[a]	338,217

	Total	534,016

Utilities (4.2%)
8,600	Alliant Energy Corporation	443,760
13,632	Aqua America, Inc.	321,579
7,000	Atmos Energy Corporation	317,940
3,400	Black Hills Corporation	178,534
4,700	Cleco Corporation	219,114
11,863	Great Plains Energy, Inc.	287,559
7,680	Hawaiian Electric Industries, Inc.[b]	200,141
3,830	IDACORP, Inc.	198,547
14,625	MDU Resources Group, Inc.	446,794
6,500	National Fuel Gas Company	464,100
15,380	OGE Energy Corporation	521,382
6,175	PNM Resources, Inc.	148,941
13,500	Questar Corporation	310,365
8,800	UGI Corporation	364,848
6,390	Vectren Corporation	226,845
9,820	Westar Energy, Inc.	315,909
4,010	WGL Holdings, Inc.	160,641

	Total	5,126,999

	Total Common Stock (cost $77,716,662)	118,545,097

Shares	Collateral Held for Securities Loaned (6.6%)
8,155,102	Thrivent Cash Management Trust	8,155,102

	Total Collateral Held for Securities Loaned (cost $8,155,102)	8,155,102

Shares or Principal Amount	Short-Term Investments (3.6%)[c]
	Federal Home Loan Bank Discount Notes
200,000	0.120%, 5/28/2014[d]	199,902

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Shares or Principal Amount	Short-Term Investments (3.6%)[c]	Value
	Thrivent Cash Management Trust
4,174,053	0.060%	$4,174,053

	Total Short-Term Investments (at amortized cost)	4,373,955

	Total Investments (cost $90,245,719) 106.6%	$131,074,154

	Other Assets and Liabilities, Net (6.6%)	(8,081,443)

	Total Net Assets 100.0%	$122,992,711

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At December 31, 2013, $199,902 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$41,400,236
Gross unrealized depreciation	(2,179,588)

Net unrealized appreciation (depreciation)	$39,220,648

Cost for federal income tax purposes	$91,853,506

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Mid Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	16,727,587	16,727,587	—	—
Consumer Staples	4,781,803	4,781,803	—	—
Energy	6,793,242	6,793,242	—	—
Financials	26,546,224	26,546,224	—	—
Health Care	10,616,556	10,616,556	—	—
Industrials	20,239,831	20,239,831	—	—
Information Technology	18,802,809	18,802,809	—	—
Materials	8,376,030	8,376,030	—	—
Telecommunications Services	534,016	534,016	—	—
Utilities	5,126,999	5,126,999	—	—
Collateral Held for Securities Loaned	8,155,102	8,155,102	—	—
Short-Term Investments	4,373,955	4,174,053	199,902	—

Total	$131,074,154	$130,874,252	$199,902	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	149,398	149,398	—	—

Total Asset Derivatives	$149,398	$149,398	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 400 Index Mini-Futures	33	March 2014	$4,270,622	$4,420,020	$149,398
Total Futures Contracts					$149,398

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$149,398
Total Equity Contracts		149,398

Total Asset Derivatives		$149,398

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	795,765
Total Equity Contracts		795,765

Total		$795,765

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	155,493
Total Equity Contracts		155,493

Total		$155,493

The following table presents Mid Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$3,850,297	3.7%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$2,749,485	$33,489,739	$28,084,122	8,155,102	$8,155,102	$38,935
Cash Management Trust- Short Term Investment	1,118,939	20,385,412	17,330,298	4,174,053	4,174,053	2,727
Total Value and Income Earned	3,868,424				12,329,155	41,662

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (89.8%)	Value
Australia (4.3%)
14,765	Adelaide Brighton, Ltd.	$48,499
471,627	Amcor, Ltd.	4,454,875
1,549,668	Arrium, Ltd.	2,433,541
257,475	Atlas Iron, Ltd.	266,167
437,509	Australand Holdings, Ltd.	1,506,464
324,266	BC Iron, Ltd.	1,505,184
1,104,077	Beach Energy, Ltd.	1,413,631
269,824	BHP Billiton, Ltd.	9,199,063
122,778	BlueScope Steel, Ltd.[a]	640,584
18,105	BT Investment Management, Ltd.	93,243
128,007	BWP Trust	250,856
380,639	Challenger, Ltd.	2,113,980
35,280	Charter Hall Group	115,305
5,060	Credit Corporation Group, Ltd.	43,667
80,899	CSL, Ltd.	4,987,153
425,224	DuluxGroup, Ltd.	2,039,062
82,643	Flight Centre Travel Group, Ltd.	3,519,657
1,208,794	Fortescue Metals Group, Ltd.	6,314,509
1,157,637	Goodman Fielder, Ltd.	709,325
19,695	GWA Group, Ltd.	53,594
285,972	iiNet, Ltd.	1,666,975
102,273	JB Hi-Fi, Ltd.	1,969,059
124,918	M2 Telecommunications Group, Ltd.	701,114
44,098	Magellan Financial Group, Ltd.	425,547
1,963,269	Mount Gibson Iron, Ltd.	1,785,845
74,135	Navitas, Ltd.	426,614
162,660	Orica, Ltd.	3,478,265
471,627	Orora, Ltd.[a]	488,493
295,194	Primary Health Care, Ltd.	1,307,813
100,620	Ramsay Health Care, Ltd.	3,894,120
71,627	RCR Tomlinson, Ltd.	234,903
242,096	Santos, Ltd.	3,172,871
538,655	Seven West Media, Ltd.	1,135,040
40,311	Sims Metal Management, Ltd.[a]	392,723
332,300	Slater & Gordon, Ltd.	1,436,075
126,109	Southern Cross Media Group, Ltd.	190,801
220,312	STW Communications Group, Ltd.	295,028
153,287	Super Retial Group, Ltd.	1,822,393
27,303	Thorn Group, Ltd.	52,954
180,344	TPG Telecom, Ltd.	859,974
221,355	Woolworths, Ltd.	6,702,908

	Total	74,147,874

Austria (0.4%)
1,287	Flughafen Wien Aktiengesellschaft	108,002
586	Mayr-Melnhof Karton AG	72,555
50,483	OMV AG	2,416,156
5,429	Osterreichische Post Aktiengesellschaft	260,493
58,950	Voestalpine AG	2,832,812
13,848	Wienerberger AG	219,632
5,352	Zumtobel AG	83,583

	Total	5,993,233

Belgium (0.5%)
39,897	Anheuser-Busch InBev NV	4,242,513
32,489	Arseus NV	1,235,378
2,600	EVS Broadcast Equipment SA	168,391
23,656	Exmar NV	361,571
24,343	Mobistar SA	462,864
46,874	NV Bekaert SA	1,659,026

	Total	8,129,743

Bermuda (0.1%)
68,677	Catlin Group, Ltd.	661,139
233,440	Golden Ocean Group, Ltd.	562,097
23,306	Hiscox, Ltd.	268,612
1,467,000	Pacific Basin Shipping, Ltd.	1,052,993

	Total	2,544,841

Brazil (1.1%)
201,652	Banco Bradesco SA ADR	2,526,699
146,500	BR Properties SA	1,157,012
87,500	Companhia Paranaense de Energia	1,137,380
268,300	Embraer SAb	2,148,220
148,900	Even Construtora e Incorporadora SA	512,547
37,849	Lojas Renner SA	981,094
47,962	Multiplan Empreendimentos Imobiliarios SA	1,014,434
333,125	Petroleo Brasileiro SA ADR	4,590,463
93,500	Souza Cruz SA	955,509
93,000	Ultrapar Participacoes SA ADR	2,199,450
133,490	Vale SA ADR	2,035,723

	Total	19,258,531

Canada (3.1%)
50,255	Alimentation Couche-Tard, Inc.	3,779,119
295,732	Bellatrix Exploration, Ltd.[a]	2,174,316
137,297	Brookfield Asset Management, Inc.[c]	5,327,731
115,146	Canadian National Railway Company	6,564,596
175,300	Canadian Natural Resources, Ltd.	5,931,073
182,791	Canadian Oil Sands, Ltd.	3,438,140
35,110	Empire Company, Ltd.	2,398,949
509,650	Encana Corporation[c]	9,199,182
36,304	Magna International, Inc.	2,976,774
35,978	Methanex Corporation[c]	2,127,689
71,203	Pembina Pipeline Corporation[c]	2,508,276
29,823	West Fraser Timber Company, Ltd.	2,908,603
343,037	Whitecap Resources, Inc.[c]	4,081,890

	Total	53,416,338

Cayman Islands (0.3%)
906,400	MGM China Holdings, Ltd.	3,879,275
504,000	NagaCorp, Ltd.	532,385

	Total	4,411,660

Chile (0.1%)
1,092,994	Aguas Andinas SA	705,948
47,274	Banco Santander Chile SA ADR[c]	1,114,248

	Total	1,820,196

China (0.7%)
210,000	Anhui Conch Cement Company, Ltd.[c]	781,318

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (89.8%)	Value
China (0.7%) - continued
1,240,000	China Construction Bank Corporation	$938,819
768,000	China Shenhua Energy Company, Ltd.	2,430,538
2,136,000	Dongfeng Motor Group Company, Ltd.	3,354,540
184,000	FIH Mobile, Ltd.[a]	99,185
3,814,000	PetroChina Company, Ltd.	4,186,025

	Total	11,790,425

Colombia (0.1%)
37,681	Bancolombia SA ADR	1,847,123

	Total	1,847,123

Czech Republic (0.2%)
15,446	Komercni Banka AS	3,445,235

	Total	3,445,235

Denmark (1.5%)
265	A P Moller - Maersk AS	2,867,818
1,421	Aktieselskabet Schouw & Company	58,082
40,280	Coloplast AS	2,670,387
458,150	Danske Bank ASa	10,524,474
4,990	DFDS AS	402,126
5,429	Genmab ASa	212,244
39,194	Jyske Bank ASa	2,119,198
96,803	Matas ASa	2,677,691
810	Rockwool International AS	143,440
15,019	Royal Unibrew AS	2,038,447
9,271	SimCorp AS	364,304
68,849	Sydbank ASa	1,830,686
5,814	Vestas Wind Systems ASa	172,161

	Total	26,081,058

Finland (0.5%)
1,746	Cramo Oyj	36,951
187,677	Kemira Oyj	3,142,048
400,349	Nokia Oyj[a]	3,234,834
105,939	Ramirent Oyj	1,334,605
9,792	Rautaruukki Oyj	90,815
3,911	Uponor Oyj	76,361

	Total	7,915,614

France (6.3%)
912	Alten SA	41,407
729,782	AXA SA	20,322,771
192,094	Cap Gemini SA	13,002,008
56,850	Christian Dior SA	10,760,670
3,360	Club Mediterranee[a]	80,429
249,067	Compagnie de Saint-Gobain	13,720,427
21,740	Eiffage SA	1,252,996
423,000	GDF Suez	9,948,756
1,579	Groupe Steria SCA	31,021
86,162	Havas SA	710,178
8,502	Ipsen SA	402,174
7,463	Montupet SA	329,978
8,806	Neopost SA	679,540
88,251	Peugeot SAa	1,148,431
46,957	Publicis Groupe SA	4,302,466
90,880	Safran SA	6,318,771
19,784	Saft Groupe SA	680,330
7,910	Societe d’Edition de Canal Plus	67,467
102,113	Societe Television Francaise 1	1,967,897
1,218	Sopra Group SA	123,157
111,485	Technicolor SAa	590,657
64,527	Thales SA	4,158,366
173,700	Total SA	10,661,653
82,705	Vinci SA	5,436,325

	Total	106,737,875

Germany (5.6%)
29,217	Allianz SE	5,256,910
27,123	Balda Aktiengesellschaft[a]	182,387
2,015	Bauer AG	52,173
82,682	Bayer AG	11,609,477
15,854	Comdirect Bank AG	181,310
16,402	Continental AG	3,603,360
3,140	CTS Eventim AG	159,148
227,734	Daimler AG	19,763,856
143,125	Deutsche Boerse AG	11,861,385
80,181	Deutsche Post AG	2,928,622
31,871	Drillisch Aktiengesellschaft	924,851
67,302	Duerr AGa	6,014,124
133,468	Heidelberger Druckmaschinen AGa	474,587
5,295	Indus Holding AG	212,769
13,233	Leoni AG	991,438
6,159	LPKF Laser & Electronics Aktiengesellschaft	157,536
38,821	Nordex SEa	514,817
61,496	Norma Group SE	3,057,130
2,822	Pfeiffer Vacuum Technology AG	384,171
55,270	ProSiebenSat.1 Media AG	2,744,492
121,902	QSC AG	720,835
5,784	Rheinmetall AG	356,843
19,567	SAF-Holland SAa	291,771
9,232	SAP AG ADR	800,617
25,777	Siemens AG	3,534,521
2,657	Stroeer Media AGa	47,269
414,550	ThyssenKrupp AGa	10,108,873
3,538	Tipp24 SEa	236,782
87,195	TUI AGa	1,438,517
78,329	United Internet AG	3,339,183
45,249	Wincor Nixdorf AG	3,140,929
4,695	XING AG	482,743

	Total	95,573,426

Hong Kong (3.1%)
530,800	AIA Group, Ltd.	2,671,776
182,000	China Merchants Holdings International Company, Ltd.	666,768
758,500	China Mobile, Ltd.	7,900,784
67,000	Chow Sang Sang Holdings International, Ltd.	191,413
31,600	Dah Sing Banking Group, Ltd.	55,634
130,000	Dah Sing Financial Holdings, Ltd.	745,883
198,000	Emperor International Holdings, Ltd.	53,735
4,977,225	Guangzhou Automobile Group Company, Ltd.	5,462,287
365,000	Hang Lung Group, Ltd.	1,846,437
1,233,425	Hutchison Whampoa, Ltd.	16,806,358
90,500	Johnson Electric Holdings, Ltd.	87,607

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (89.8%)	Value
Hong Kong (3.1%) - continued
143,000	Luk Fook Holdings International, Ltd.	$545,813
731,600	Man Wah Holdings, Ltd.	1,147,456
4,383,392	New World Development Company, Ltd.	5,550,488
154,000	NewOcean Energy Holdings, Ltd.	125,995
1,101,000	Samson Holding, Ltd.	150,765
1,584,000	Shun Tak Holdings, Ltd.	933,221
194,000	Singamas Container Holdings Ltd.	45,656
1,201,500	Sinotruk Hong Kong, Ltd.	675,359
98,000	Sunlight Real Estate Investment Trust	37,929
113,000	Swire Pacific, Ltd., Class A	1,327,711
340,000	Swire Pacific, Ltd., Class B	768,467
78,700	Swire Properties, Ltd.	199,297
119,500	Techtronic Industries Company, Ltd.	340,374
144,000	Texwinca Holdings, Ltd.	151,679
47,700	VTech Holdings, Ltd.	619,606
378,000	Weichai Power Company, Ltd.	1,529,017
437,000	Wheelock and Company, Ltd.	2,013,206

	Total	52,650,721

Hungary (0.1%)
82,000	Richter Gedeon Nyrt	1,666,957

	Total	1,666,957

India (0.7%)
16,100	GlaxoSmithKline Pharmaceuticals, Ltd.	780,416
7,344	Grasim Industries, Ltd.	322,760
8,000	Grasim Industries, Ltd. GDR	352,075
35,500	Hero Motocorp, Ltd.	1,192,157
122,000	Hindustan Unilever, Ltd.	1,126,286
167,741	Housing Development Finance Corporation	2,159,760
25,000	ICICI Bank, Ltd.	446,972
10,400	ICICI Bank, Ltd. ADR	386,568
26,000	Infosys, Ltd.	1,465,385
16,504	Infosys, Ltd. ADR[c]	934,126
260,542	ITC, Ltd.	1,356,723
50,704	Reliance Industries, Ltd. GDR[d]	1,475,603
20,696	Ultra Tech Cement, Ltd.	591,015
4,570	Ultra Tech Cement, Ltd. GDR	130,336

	Total	12,720,182

Indonesia (0.5%)
1,959,500	AKR Corporindo Tbk PT	706,062
1,325,000	Bank Rakyat Indonesia Persero Tbk PT	791,980
622,000	Indo Tambangraya Megah Tbk PT	1,459,629
5,199,000	PT Astra International Tbk	2,911,720
1,354,500	United Tractors Tbk PTa	2,120,172
3,406,500	Vale Indonesia Tbk PT	743,144

	Total	8,732,707

Ireland (0.5%)
251,934	Beazley plc	1,137,313
10,898	FBD Holdings plc	260,222
21,609	Grafton Group plc	231,520
207,873	Henderson Group plc	789,878
59,076	Ryanair Holdings plc ADR[a]	2,772,437
144,479	Smurfit Kappa Group plc	3,545,687

	Total	8,737,057

Israel (0.1%)
174,478	Mizrahi Tefahot Bank, Ltd.	2,283,769

	Total	2,283,769

Italy (3.4%)
123,869	A2A SPA	144,972
3,268	Aeroporto di Venezia Marco Polo SPA - SAVE	55,883
465,275	Assicurazioni Generali SPA	10,931,336
8,599	Astaldi SPA	90,498
91,422	Autogrill SPA[a]	772,093
148,439	Azimut Holding SPA	4,050,054
110,008	Banca Generali SPA	3,404,473
24,308	Banca IFIS SPA	432,257
2,559,367	Banca Popolare di Milano SCRL[a]	1,577,206
11,628	Brunello Cucinelli SPA	413,386
455,375	Eni SPA	11,003,570
18,386	Gruppo Editoriale L’Espresso SPA[a]	34,414
13,702	I.M.A. Industria Macchine Automatiche SPA	527,797
6,471,425	Intesa Sanpaolo SPA	15,917,837
906,899	Mediaset SPA[a]	4,300,916
108,882	Recordati SPA	1,567,770
7,413	Reply SPA	580,272
5,251	Societa Cattolica di Assicurazioni SCRL	141,515
142,963	Sogefi SPA	859,606
89,291	Unipol Gruppo Finanziario SPA	532,889
3,064	Yoox SPA[a]	137,381

	Total	57,476,125

Japan (16.4%)
12,500	3-D Matrix, Ltd.[a]	387,157
12,000	77 Bank, Ltd.	58,119
9,900	Access Company, Ltd.[a]	65,900
127,900	Aderans Company, Ltd.	1,415,149
33,400	Adways, Inc.[a]	929,347
94,000	Aichi Steel Corporation	389,598
8,300	Aisan Industry Company, Ltd.	79,857
75,800	Aoyama Trading Company, Ltd.	2,049,956
116,500	Asahi Group Holdings, Ltd.	3,287,594
66,800	Avex Group Holdings, Inc.	1,438,626
49,700	Bit-isle Inc.	394,580
291,150	Bridgestone Corporation[c]	11,030,771
3,300	CMIC Holdings Company, Ltd.	42,688
30,800	Colopl, Inc.[a]	867,363
43,000	Cookpad, Inc.	1,346,337
10,000	COSMOS Pharmaceutical Corporation	1,085,034
52,000	Daido Metal Company, Ltd.	519,992
39,500	Daifuku Company, Ltd.	505,611
20,000	Daihen Corporation	92,857
5,200	Daikoku Denki Co., Ltd.	106,612
1,381,601	Daiwa Securities Group, Inc.	13,837,493
497,300	DMG Mori Seiki Company, Ltd.	8,961,911
15,300	Doutor Nichires Holdings Company, Ltd.	255,253
3,000	Eagle Industry Company, Ltd.	49,931

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (89.8%)	Value
Japan (16.4%) - continued
214,200	EDION Corporation	$1,253,132
67,700	Electric Power Development Company, Ltd.	1,973,914
5,700	F.C.C. Company, Ltd.	113,656
9,700	F@N Communications, Inc.	288,619
81,100	Fancl Corporation	876,523
217,000	Fuji Heavy Industries, Ltd.	6,236,354
26,800	Fuji Machine Manufacturing Company, Ltd.	222,321
9,000	Fujitsu General, Ltd.	96,125
14,000	GCA Savvian Corporation	135,189
45	Global One Real Estate Investment Corporation	305,568
142,700	GMO Internet, Inc.	1,879,114
3,200	GMO Payment Gateway, Inc.	127,304
11,000	GNI Group, Ltd.[a]	48,863
10,300	Hazama Ando Corporation	36,815
19,900	Heiwa Real Estate Company, Ltd.	346,457
177,000	Hino Motors, Ltd.	2,788,236
1,100	HIS Company, Ltd.	54,961
15,100	Hitachi Capital Corporation	440,454
102,000	Hitachi Kokusai Electric, Inc.	1,437,527
576,000	Hitachi, Ltd.	4,367,320
2,800	IBJ Leasing Company, Ltd.	81,381
126,400	Iino Kaiun Kaisha, Ltd.	781,993
1,083	Ikyu Corporation	1,537,367
83	Industrial & Infrastructure Fund Investment Corporation	691,590
4,500	Internet Initiative Japan Inc.	120,902
66,000	Jaccs Company, Ltd.	316,286
600	Japan Rental Housing Investments, Inc.	367,136
29,200	Japan Securities Finance Company, Ltd.	227,372
17	Japan Tissue Engineering Company, Ltd.[a]	68,444
211,600	Japan Tobacco, Inc.	6,885,202
22,000	JEOL, Ltd.	104,290
37,000	J-Oil Mills, Inc.	99,563
187,600	JTEKT Corporation	3,201,004
100,800	Kakaku.com, Inc.	1,770,695
14,000	Kanamoto Company, Ltd.	356,399
54,000	Kandenko Company, Ltd.	304,497
792,000	Kawasaki Kisen Kaisha, Ltd.	2,005,987
98,600	KDDI Corporation	6,075,266
9,400	Keihin Corporation	145,951
323,000	Kenedix, Inc.[a]	1,671,687
8,600	Kissei Pharmaceutical Company, Ltd.	211,813
16,000	Komori Corporation	272,823
27,000	Kurimoto, Ltd.	64,052
30,900	Kyoritsu Maintenance Company, Ltd.	1,111,554
35,000	LIFENET INSURANCE COMPANY[a]	181,344
12,800	Livesense, Inc.[a]	313,878
226,150	LIXIL Group Corporation	6,208,347
17,000	Maeda Corporation	112,618
102,000	Maeda Road Construction Company, Ltd.	1,676,198
2,700	Mandom Corporation	85,487
320,000	Marubeni Corporation	2,303,704
18,000	Marudai Food Company, Ltd.	52,687
76,400	Matsumotokiyoshi Holdings Company, Ltd.[c]	2,663,843
119,900	Mitsubishi Corporation	2,301,831
68,000	Mitsubishi Paper Mills, Ltd.[a]	59,491
360,200	Mitsubishi UFJ Financial Group, Inc.	2,391,511
778,000	Mitsui Engineering & Shipbuilding Company, Ltd.	1,606,909
108,000	Mitsui Fudosan Company, Ltd.	3,895,633
700	Mochida Pharmaceutical Company, Ltd.	41,613
70,300	MonotaRO Company, Ltd.	1,431,261
568,895	MS and AD Insurance Group Holdings, Inc.	15,291,314
131,000	Namco Bandai Holdings, Inc.	2,908,526
583	Nanocarrier Company, Ltd.[a]	1,267,187
4,100	NEC Networks & System Integration Corporation	99,055
13,400	Neturen Company, Ltd.	110,268
3,400	Nichiha Corporation	46,686
600	Nihon M&A Center, Inc.	40,547
104,852	Nikkiso Company, Ltd.	1,322,065
101,000	NIPPO Corporation	1,679,070
24,000	Nippon Beet Sugar Manufacturing Company, Ltd.	42,426
114,600	Nippon Paper Industries Company, Ltd.	2,128,451
39,000	Nippon Road Company, Ltd.	220,072
7,000	Nippon Seiki Company, Ltd.	135,562
4,150,000	Nippon Sheet Glass Company[a,c]	5,411,021
54,200	Nippon Suisan Kaisha, Ltd.[a]	123,235
23,000	Nippon Telegraph & Telephone Corporation	1,238,789
938,000	Nippon Yusen Kabushiki Kaisha	2,999,187
1,114,650	Nissan Motor Company, Ltd.	9,340,776
29,200	Nissha Printing Company, Ltd.[a]	464,846
62,000	Nisshin Steel Holdings Company, Ltd.	742,828
96,000	Nissin Electric Company, Ltd.	587,234
2,100	Nitta Corporation	46,223
3,000	Noevir Holdings Company, Ltd.	54,352
18,200	North Pacific Bank, Ltd.	74,114
143,000	NS United Kaiun Kaisha, Ltd.[a]	421,131
266,000	NSK, Ltd.	3,314,984
128,000	NTN Corporation[a]	582,165
4,200	Okabe Company, Ltd.	49,561
98,100	OMRON Corporation	4,335,360
16,400	OncoTherapy Science, Inc.[a]	39,626
36,336	Pigeon Corporation	1,762,280
48,700	Relo Holdings, Inc.	2,498,696
4,200	Resorttrust, Inc.	76,576
12,800	Roland DG Corporation	438,152
206,000	Sanden Corporation	979,121
5,000	Sanyo Denki Company, Ltd.	31,146
107,000	Sanyo Special Steel Company, Ltd.	522,660
8,600	Seikagaku Corporation	105,176
120,400	Seiko Epson Corporation	3,241,713
80,000	Seiko Holdings Corporation	394,499
180,000	Sekisui House, Ltd.	2,518,777
7,000	SENKO Company, Ltd.	36,278

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (89.8%)	Value
Japan (16.4%) - continued
2,500	Shima Seiki Manufacturing, Ltd.	$47,026
77,700	Shinko Electric Industries Company, Ltd.	646,608
19,400	SKY Perfect JSAT Holdings, Inc.	105,002
15,000	Sodick Company, Ltd.	66,683
117,500	Softbank Corporation	10,310,715
8,300	Sosei Group Corporation[a]	340,892
83,400	Stanley Electric Company, Ltd.	1,911,999
70,100	Start Today Company, Ltd.	1,743,073
914,825	Sumitomo Corporation	11,497,640
52,500	Sumitomo Mitsui Financial Group, Inc.	2,730,178
2,798,475	Sumitomo Mitsui Trust Holdings, Inc.	14,807,332
79,000	Sumitomo Osaka Cement Company, Ltd.	303,701
10,000	Sumitomo Precision Products Company, Ltd.	43,075
56,000	Sumitomo Realty & Development Company, Ltd.	2,790,337
141,000	Tadano, Ltd.	1,894,249
2,500	Takaoka Toko Holdings Company, Ltd.	46,630
82,100	Takara Bio, Inc.	1,702,037
46,900	Takata Corporation	1,345,654
109,800	Tatsuta Electric Wire and Cable Company, Ltd.	663,665
52,900	Tella, Inc.[a]	1,325,765
21,000	Toei Company, Ltd.	118,915
124,900	Tokio Marine Holdings, Inc.	4,180,364
10,300	Tokyo Broadcasting System Holdings, Inc.	128,041
5,900	TOPCON Corporation	89,575
140,900	Totetsu Kogyo Company, Ltd.	2,649,668
8,000	Toyo Engineering Corporation	32,569
59,000	Toyo Kanetsu KK	165,816
278,100	Toyota Motor Corporation	16,957,173
60,000	Tsubakimoto Chain Company	457,874
100,200	Tsukui Corporation	952,919
3,700	TV Asahi Corporation	82,070
42,400	ULVAC, Inc.[a]	560,194
12,400	UNITED, Inc.	375,031
9,600	ValueCommerce Company, Ltd.	118,130
12,000	Wakita & Company, Ltd.	141,317
4,000	Yokohama Reito Company, Ltd.	30,345
2,400	Zenkoku Hosho Company, Ltd.	105,349
58,000	ZEON Corporation	543,572
32,900	ZUIKO Corporation	1,985,497

	Total	277,744,212

Jersey (1.0%)
745,400	WPP plc	17,072,688

	Total	17,072,688

Luxembourg (0.5%)
98,337	APERAM[a]	1,819,066
47,000	Tenaris SA ADR[c]	2,053,430
124,182	Ternium SA ADR	3,886,897

	Total	7,759,393

Malaysia (0.3%)
511,530	CIMB Group Holdings Berhad	1,192,295
582,600	Genting Berhad	1,827,326
145,650	Genting Berhad Warrants[a]	139,180
254,253	Malayan Banking Berhad	772,725
199,400	Public Bank Berhad	1,189,521

	Total	5,121,047

Mexico (0.7%)
4,678,600	America Movil SAB de CV	5,453,858
172,000	Consorcio ARA SAB de CVa	67,317
24,500	Fomento Economico Mexicano SAB de CV ADR	2,397,815
9,500	Grupo Aeroportuario del Sureste SAB de CV ADR	1,183,985
388,094	Grupo Financiero Banorte SAB de CV ADR	2,715,603
259,000	Organizacion Soriana SAB de CVa	923,207

	Total	12,741,785

Netherlands (3.2%)
2,311,500	Aegon NV	21,905,079
132,599	Arcelor Mittal	2,368,514
139,353	BE Semiconductor Industries NV	1,575,008
1,369	Brunel International NV	83,940
111,714	European Aeronautic Defence and Space Company	8,576,341
176,325	Koninklijke DSM NV	13,876,552
12,667	Koninklijke Ten Cate NV	399,427
269,699	PostNL NVa	1,541,858
208,160	TomTom NVa	1,477,579
46,413	Unilever NV	1,866,056
132,756	USG People NV	1,770,964

	Total	55,441,318

New Zealand (0.1%)
54,525	Air New Zealand, Ltd.	73,630
208,684	Fisher & Paykel Healthcare Corporation, Ltd.	661,377
114,737	Summerset Group Holdings, Ltd.	306,913

	Total	1,041,920

Norway (0.6%)
1,925	Algeta ASA[a]	113,876
28,333	Atea ASA	279,421
1,134,153	BW Offshore, Ltd.	1,357,668
128,479	DnB ASA	2,305,962
1,239,272	Marine Harvest	1,511,692
40,246	Norwegian Air Shuttle ASA[a]	1,254,499
74,739	Yara International ASA	3,223,360

	Total	10,046,478

Panama (<0.1%)
3,195	Copa Holdings SA	511,551

	Total	511,551

Peru (0.1%)
78,471	Cia de Minas Buenaventura SA ADR	880,445

	Total	880,445

Philippines (0.1%)
2,281,000	Ayala Land, Inc.	1,277,973

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (89.8%)	Value
Philippines (0.1%) - continued
537,742	Bank of the Philippine Islands	$1,031,998

	Total	2,309,971

Poland (0.5%)
45,593	Bank Handlowy w Warszawie SA	1,579,805
83,896	Bank Pekao SA	4,983,972
62,915	Grupa Lotos SAa	738,978
459,131	Telekomunikacja Polska SAa	1,489,377

	Total	8,792,132

Portugal (0.7%)
7,785,862	Banco Espirito Santo SAa	11,119,238
10,993	Semapa - Sociedade de Investimento e Gestao, SGPS SA	123,132
130,516	Sonae	188,632
229,386	Sonaecom- SGPS SA	812,027

	Total	12,243,029

Russia (0.7%)
173,119	Gazprom OAO ADR	1,497,479
38,500	Lukoil ADR	2,408,452
4,200	Magnit OJSC	1,182,063
212,794	Novolipetsk Steel OJSC GDR	3,603,320
71,000	Phosagro OAO	684,213
216,992	Sberbank of Russia GDR	2,737,682

	Total	12,113,209

Singapore (1.2%)
926,000	ARA Asset Management, Ltd.	1,366,242
309,000	DBS Group Holdings, Ltd.	4,199,238
1,661,000	Ezion Holdings, Ltd.	2,930,916
448,000	Ezra Holdings, Ltd.[a]	489,291
562,000	Frasers Centrepoint Trust[a]	784,950
74,000	Frasers Commercial Trust[a]	74,612
64,000	Indofood Agri Resources, Ltd.	44,967
1,074,915	Keppel Corporation, Ltd.	9,548,100
524,000	Mapletree Logistics Trust[a]	438,584
138,000	Starhill Global REIT[a]	86,044
210,000	Suntec Real Estate Investment Trust[a]	256,849

	Total	20,219,793

South Africa (0.6%)
68,144	AngloGold Ashanti, Ltd. ADR	798,648
86,008	Barclays Africa Group	1,085,881
80,310	Impala Platinum Holdings, Ltd.	944,168
59,584	Massmart Holdings, Ltd.	738,890
142,183	MTN Group, Ltd.	2,944,808
174,830	PPC, Ltd.	523,720
146,190	Reunert, Ltd.	954,625
173,764	Sappi, Ltd.[a]	543,361
181,000	Truworths International, Ltd.	1,326,106

	Total	9,860,207

South Korea (3.0%)
5,401	E-Mart Company, Ltd.[a]	1,365,950
9,426	Hyundai Department Store Company, Ltd.[a]	1,441,336
17,978	Hyundai Heavy Industries Company, Ltd.[a]	4,390,143
11,813	Hyundai Mobis[a]	3,288,786
22,727	Hyundai Motor Company[a]	5,101,454
42,240	Kangwon Land, Inc.[a]	1,240,274
8,510	LG Chem, Ltd.[a]	2,420,598
34,725	POSCO	10,805,117
39,761	POSCO ADR	3,101,358
803	Samsung Electronics Company, Ltd.	1,046,347
22,200	Samsung Heavy Industries Company, Ltd.[a]	802,338
100,998	Shinhan Financial Group Company, Ltd.[a]	4,534,289
6,674	Shinsegae Company, Ltd.[a]	1,598,534
8,673	SK Telecom Company, Ltd.	1,897,993
303,340	SK Telecom Company, Ltd. ADR[c]	7,468,231

	Total	50,502,748

Spain (1.8%)
49,986	Atresmedia Corporacion de Medios de Comunicacion SAa	828,269
970,245	Banco Popular Espanol SAa	5,860,452
284,204	Bankinter SA	1,952,959
206,431	Ence Energia y Celulosa SA	774,675
199,946	Gamesa Corporacion Tecnologia SAa	2,087,643
101,168	Gas Natural SDG SA	2,604,007
33,866	Grupo Catalana Occidente SA	1,214,036
2,118,971	Iberdrola SA	13,522,821
13,992	Papeles y Cartones de Europa SA	74,085
167,464	Tubacex SA	666,796
123,435	Zeltia SAa	393,097

	Total	29,978,840

Sweden (1.5%)
5,009	B&B Tools Aktiebolag	91,701
7,623	Bilia AB	194,698
82,156	Eniro ABa	634,480
19,905	Fingerprint Cards ABa	169,091
74,905	Intrum Justitia AB	2,096,860
124,491	Investor AB	4,290,403
58,205	Loomis AB	1,380,198
25,447	Medivir ABa	334,316
7,686	Modern Times Group AB	398,439
35,547	NCC AB	1,160,969
7,211	Net Entertainment NE ABa	152,353
28,207	Nobia AB	239,011
139,372	Nordea Bank AB	1,879,125
7,941	Rezidor Hotel Group ABa	49,385
17,097	SAS ABa	43,774
382,903	Skandinaviska Enskilda Banken AB	5,058,635
175,057	Svenska Cellulosa AB SCA	5,393,132
83,066	Swedbank AB	2,339,912

	Total	25,906,482

Switzerland (8.6%)
66,980	Actelion, Ltd.[a]	5,681,297
152,600	Adecco SAa	12,114,418
6,707	AFG Arbonia-Forster-Holding AGa	236,514
11,637	Ascom Holding AGa	195,957
1,523	Autoneum Holding AGa	233,744
4,744	Basilea Pharmaceutica AGa	562,870
661	Bossard Holding AG	153,381

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (89.8%)	Value
Switzerland (8.6%) - continued
10,846	Bucher Industries AG	$3,151,730
75,672	Compagnie Financiere Richemont SA	7,559,441
397,279	Credit Suisse Group AGa	12,261,373
165,671	Ferrexpo plc	526,639
712	Forbo Holding AGa	608,199
3,529	Galenica AG	3,552,642
67,251	GAM Holding AGa	1,309,404
1,881	Georg Fischer AGa	1,324,288
6,799	Givaudan SAa	9,726,413
127,518	Holcim, Ltd.[a]	9,533,840
44,990	Implenia AGa	3,286,452
1,461	Komax Holding AGa	221,594
5,102	Kuoni Reisen Holding AGa	2,301,654
66	LEM Holding SA	51,643
410	Lindt & Spruengli AG	1,848,114
228,603	Nestle SA	16,754,328
15,275	Nobel Biocare Holding AGa	239,180
229,850	Novartis AG	18,422,335
11,756	Panalpina Welttransport Holding AG	1,970,917
110,575	Roche Holding AG	30,974,962
38,328	Schmolz + Bickenbach AGa	47,568
2,826	Siegfried Holding AGa	511,946
10,402	U-Blox AGa	1,121,667
1,316	Valora Holding AG	366,896

	Total	146,851,406

Taiwan (0.6%)
1,062,000	Advanced Semiconductor Engineering, Inc.	992,114
397,000	Chipbond Technology Corporation	626,277
3,217,000	Compal Electronics, Inc.	2,466,808
449,000	Novatek Microelectronics Corporation	1,842,044
26,000	Powertech Technology, Inc.	39,790
4,000	Richtek Technology Corporation	18,695
290,300	Taiwan Mobile Company, Ltd.	938,311
916,951	Taiwan Semiconductor Manufacturing Company, Ltd.	3,237,718
57,000	TPK Holding Company, Ltd.	337,258

	Total	10,499,015

Thailand (1.6%)
718,625	Bangkok Bank pcl	3,911,060
178,400	Kasikornbank pcl	852,758
15,145,150	Krung Thai Bank pcl	7,654,273
238,100	PTT Exploration & Production pcl	1,209,405
858,175	PTT pcl	7,485,069
133,100	Siam Cement pcl	1,650,347
269,200	Siam Commercial Bank pcl	1,183,226
1,630,100	Thai Oil pcl	2,799,910

	Total	26,746,048

Turkey (0.2%)
522,982	Akbank TAS	1,632,120
55,340	BIM Birlesik Magazalar AS	1,117,638
268,000	Turkiye Garanti Bankasi AS	868,731
90,158	Turkiye Halk Bankasi AS	510,068

	Total	4,128,557

United Kingdom (12.1%)
116,852	Abcam plc	950,095
356,429	ARM Holdings plc	6,480,938
102,973	Ashmore Group plc	685,951
12,721	ASOS plc[a]	1,296,125
97,624	Associated British Foods plc	3,959,228
5,950	Babcock International Group plc	133,697
2,613,168	BAE Systems plc	18,853,565
39,436	Bank of Georgia Holdings plc	1,564,591
184,722	Bellway plc	4,811,878
14,185	Berendsen plc	220,161
63,833	Berkeley Group Holdings plc	2,814,298
30,000	BHP Billiton plc	929,588
7,214	Big Yellow Group plc	57,188
913,854	Blinkx plc[a]	3,108,304
36,294	Brewin Dolphin Holdings plc	183,309
174,996	British American Tobacco plc	9,392,802
518,384	Britvic plc	5,951,439
23,398	BTG plc[a]	222,914
116,421	Cable & Wireless Communications plc	108,632
33,799	Chemring Group plc	125,743
3,808	Clarkson plc	126,181
275,999	CSR plc	2,893,544
53,322	Daily Mail and General Trust plc	849,396
19,087	Dairy Crest Group plc	170,679
12,177	Derwent London plc	503,338
43,812	Diageo plc	1,451,875
139,319	DS Smith plc	768,188
191,535	easyJet plc	4,881,680
248,731	EnQuest plc[a]	554,752
59,432	Essentra plc	846,632
55,784	Fenner plc	449,183
4,522	Galliford Try plc	87,538
76,417	Globo plc[a]	75,610
7,399	Go-Ahead Group plc	215,930
43,828	Grainger plc	148,090
61,696	Halfords Group plc	457,330
350,198	Halma plc	3,503,798
43,255	Hikma Pharmaceuticals plc	861,607
626,804	Howden Joinery Group plc	3,586,425
187,875	HSBC Holdings plc ADR[c]	10,357,548
211,193	IG Group Holdings plc	2,157,620
260,238	Intermediate Capital Group plc	1,814,532
44,207	International Personal Finance plc	365,699
1,613,186	ITV plc	5,191,491
27,713	J D Wetherspoon plc	349,464
501,203	J Sainsbury plc	3,033,409
490,486	Jupiter Fund Management plc	3,132,311
197,592	KCOM Group plc	322,275
28,553	Keller Group plc	543,277
45,737	Lancashire Holdings, Ltd.	614,844
4,499,269	Lloyds TSB Group plc[a]	5,903,916
137,656	London Stock Exchange Group plc	3,959,890
1,368,366	Man Group plc	1,933,074
48,629	Michael Page International plc	393,648
24,826	Micro Focus International plc	316,037
253,959	Mondi plc	4,408,372
304,361	Moneysupermarket.com Group plc	911,257
5,175	Morgan Sindall Group plc	64,776

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (89.8%)	Value
United Kingdom (12.1%) - continued
38,645	N Brown Group plc	$340,928
39,030	Next plc	3,528,001
7,120	Northgate plc	60,637
176,510	Ocado Group plc[a]	1,294,604
779,333	Pace plc	4,115,033
199,814	Persimmon plc[a]	4,108,037
1,289,725	Premier Foods plc[a]	2,669,663
359,004	Prudential plc	8,021,630
51,027	Rightmove plc	2,317,381
32,588	SABMiller plc	1,656,584
58,206	Shaftesbury plc	606,149
155,052	Shire plc	7,307,204
180,128	SIG plc	632,713
70,201	Spirax-Sarco Engineering plc	3,484,151
166,070	Sports Direct International plc[a]	1,971,475
87,653	Standard Chartered plc	1,979,824
358,301	TalkTalk Telecom Group plc	1,819,136
1,414,077	Taylor Wimpey plc	2,618,881
1,881,225	Tesco plc	10,447,129
34,452	The Paragon Group Of Companies plc	211,940
49,997	Trinity Mirror plc[a]	169,254
254,482	TUI Travel plc	1,744,334
90,888	Unilever plc	3,739,678
10,437	Vesuvius plc	88,253
2,726,587	Vodafone Group plc	10,735,153
11,574	WH Smith plc	192,187

	Total	205,915,621

United States (0.5%)
146,883	iShares MSCI Emerging Markets Index Fund	6,135,303
14,000	Vanguard MSCI Emerging Markets ETF	575,960
13,000	Yum! Brands, Inc.	982,930

	Total	7,694,193

	Total Common Stock (cost $1,308,196,859)	1,529,502,778

Principal Amount	Long-Term Fixed Income (7.5%)
Angola (<0.1%)
	Republic of Angola Via Northern Lights III BV
320,000	7.000%, 8/16/2019	346,000

	Total	346,000

Argentina (0.1%)
	Arcos Dorados BV
361,000	7.500%, 10/1/2019[d]	366,596
	Argentina Government International Bond
571,195	7.820%, 12/31/2033[e]	560,665
332,318	8.280%, 12/31/2033	250,900
41,540	8.280%, 12/31/2033	30,324
1,970,000	0.000%, 12/15/2035[f]	170,405
5,112,000	0.000%, 12/15/2035[e,f]	573,157
100,000	2.260%, 12/31/2038[e,g]	53,309
1,600,000	2.500%, 12/31/2038[g]	652,000

	Total	2,657,356

Azerbaijan (<0.1%)
	State Oil Company of Azerbaijan Republic
200,000	5.450%, 2/9/2017	212,740

	Total	212,740

Belarus (<0.1%)
	Belarus Government International Bond
289,000	8.750%, 8/3/2015	291,890

	Total	291,890

Belize (<0.1%)
	Belize Government International Bond
116,500	5.000%, 2/20/2038[g,h]	73,104

	Total	73,104

Bermuda (<0.1%)
	Bermuda Government International Bond
340,000	4.854%, 2/6/2024[d]	341,086

	Total	341,086

Brazil (0.5%)
	Banco do Estado do Rio Grande do Sul SA
200,000	7.375%, 2/2/2022	197,500
680,000	7.375%, 2/2/2022[d]	671,500
	Brazil Government International Bond
1,392,000	6.000%, 8/15/2050[i]	1,325,578
580,000	4.875%, 1/22/2021	611,900
690,000	4.250%, 1/7/2025	657,225
	Brazil Loan Trust 1
1,150,000	5.477%, 7/24/2023[d]	1,147,125
	Brazil Minas SPE via State of Minas Gerais
2,270,000	5.333%, 2/15/2028[d]	2,105,424
	Independencia International, Ltd.
95,246	12.000%, 12/30/2016[h,j,k]	0
	Marfrig Holdings Europe BV
220,000	11.250%, 9/20/2021[d]	210,100

	Total	6,926,352

Canada (<0.1%)
	PTTEP Canada International Finance, Ltd.
540,000	6.350%, 6/12/2042	545,322

	Total	545,322

Cayman Islands (0.1%)
	Cementos Progreso Trust
230,000	7.125%, 11/6/2023[h]	233,163
	Raizen Fuels Finance, Ltd.
520,000	9.500%, 8/15/2014	542,880

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (7.5%)	Value
Cayman Islands (0.1%) - continued
	Sun Hung Kai Properties Capital Market, Ltd.
$380,000	4.500%, 2/14/2022	$381,374

	Total	1,157,417

Chile (0.3%)
	AES Gener SA
450,000	8.375%, 12/18/2073[d]	469,125
520,000	5.250%, 8/15/2021	526,290
120,000	5.250%, 8/15/2021[d]	121,451
	Automotores Gildemeister SA
200,000	8.250%, 5/24/2021	137,000
	Banco del Estado de Chile
200,000	4.125%, 10/7/2020	203,168
260,000	4.125%, 10/7/2020[d]	264,119
	CFR International SPA
340,000	5.125%, 12/6/2022	312,245
	Chile Government International Bond
130,000	3.875%, 8/5/2020	135,200
520,000	3.250%, 9/14/2021	508,300
750,000	3.625%, 10/30/2042	589,125
	E-CL SA
320,000	5.625%, 1/15/2021[d]	337,435
	Empresa Nacional de Telecomunicaciones SA
980,000	4.875%, 10/30/2024[d]	957,322
	Sociedad Quimica y Minera de Chile SA
120,000	5.500%, 4/21/2020	122,188
210,000	3.625%, 4/3/2023	182,350

	Total	4,865,318

China (0.2%)
	CNOOC Curtis Funding
1,110,000	4.500%, 10/3/2023[d]	1,101,652
	Evergrande Real Estate Group, Ltd.
200,000	8.750%, 10/30/2018[d]	201,500
	Sinopec Group Overseas Development 2013, Ltd.
1,290,000	4.375%, 10/17/2023[d]	1,266,676
200,000	5.375%, 10/17/2043[d]	198,517
	Sparkle Assets, Ltd.
220,000	6.875%, 1/30/2020	210,924

	Total	2,979,269

Colombia (0.5%)
	Banco de Bogota SA
650,000	5.000%, 1/15/2017	687,375
	Bancolombia SA
240,000	6.125%, 7/26/2020	247,500
200,000	5.950%, 6/3/2021	208,000
	Colombia Government International Bond
30,000	8.250%, 12/22/2014	31,950
400,000	7.375%, 1/27/2017	462,000
1,695,000	7.375%, 3/18/2019	2,037,389
610,000	4.000%, 2/26/2024	588,040
60,000	8.125%, 5/21/2024	77,100
360,000	6.125%, 1/18/2041	385,200
	Ecopetrol SA
190,000	5.875%, 9/18/2023	200,450
130,000	7.375%, 9/18/2043	140,920
	Empresa de Energia de Bogota SA
210,000	6.125%, 11/10/2021	223,650
	Empresas Publicas de Medellin ESP
277,000	7.625%, 7/29/2019	326,860
	Pacific Rubiales Energy Corporation
280,000	5.375%, 1/26/2019[d]	282,100
280,000	5.125%, 3/28/2023[d]	256,900
	Transportadora de Gas Internacional SA ESP
230,000	5.700%, 3/20/2022	243,513
200,000	5.700%, 3/20/2022[d]	211,750

	Total	6,610,697

Costa Rica (0.3%)
	Banco de Costa Rica
200,000	5.250%, 8/12/2018	199,000
410,000	5.250%, 8/12/2018[d]	407,950
	Banco Nacional de Costa Rica
410,000	4.875%, 11/1/2018[d]	401,800
890,000	6.250%, 11/1/2023[d]	861,075
	Costa Rica Government International Bond
30,000	9.995%, 8/1/2020	37,650
960,000	4.250%, 1/26/2023[d]	878,400
1,170,000	4.375%, 4/30/2025	1,032,525
740,000	5.625%, 4/30/2043	627,150
580,000	5.625%, 4/30/2043[d]	491,550

	Total	4,937,100

Croatia (0.2%)
	Croatia Government International Bond
600,000	6.375%, 3/24/2021	627,900
400,000	5.500%, 4/4/2023	389,000
1,970,000	6.000%, 1/26/2024[d]	1,955,225

	Total	2,972,125

Dominican Republic (0.3%)
	Dominican Republic Government International Bond
100,000	7.500%, 5/6/2021[d]	108,500
2,068,000	7.500%, 5/6/2021	2,243,780
2,600,000	14.500%, 2/10/2023[l]	62,718
1,060,000	6.600%, 1/28/2024[d]	1,065,300
740,000	5.875%, 4/18/2024[d]	706,700
140,000	8.625%, 4/20/2027	151,200
800,000	18.500%, 2/4/2028[l]	22,464
16,900,000	18.500%, 2/4/2028[h,l]	474,551

	Total	4,835,213

Egypt (<0.1%)
	Egypt Government International Bond
800,000	5.750%, 4/29/2020	760,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (7.5%)	Value
Egypt (<0.1%) - continued
$100,000	6.875%, 4/30/2040	$83,000

	Total	843,000

Gabon (0.1%)
	Gabonese Republic Government International Bond
140,000	8.200%, 12/12/2017	162,050
1,405,200	6.375%, 12/12/2024[d]	1,408,713

	Total	1,570,763

Ghana (<0.1%)
	Ghana Government International Bond
450,000	8.500%, 10/4/2017	481,500

	Total	481,500

Greece (<0.1%)
	Hellenic Republic Government International Bond
164,000	1.619%, 5/21/2014[e,f]	219,436
260,000	0.971%, 8/10/2014[e,f]	341,211

	Total	560,647

Guatemala (<0.1%)
	Guatemala Government International Bond
350,000	5.750%, 6/6/2022[d]	361,375
380,000	4.875%, 2/13/2028[d]	345,800

	Total	707,175

Honduras (0.2%)
	Honduras Government International Bond
1,680,000	8.750%, 12/16/2020[d]	1,692,600
1,160,000	7.500%, 3/15/2024[d]	1,058,500

	Total	2,751,100

Hong Kong (<0.1%)
	Hainan Airlines Hong Kong Company, Ltd.
280,000	3.625%, 2/7/2020	267,551
	Metropolitan Light International, Ltd.
400,000	5.250%, 1/17/2018	401,127

	Total	668,678

Hungary (0.1%)
	Hungary Government International Bond
1,080,000	5.750%, 11/22/2023	1,085,400
	MFB Magyar Fejlesztesi Bank Zrt
210,000	6.250%, 10/21/2020[d]	216,038

	Total	1,301,438

India (<0.1%)
	Vedanta Resources plc
520,000	7.125%, 5/31/2023[d]	476,450

	Total	476,450

Indonesia (0.5%)
	Indonesia Government International Bond
400,000	11.625%, 3/4/2019[d]	533,000
1,280,000	11.625%, 3/4/2019	1,705,599
730,000	4.875%, 5/5/2021	722,700
320,000	3.375%, 4/15/2023[d]	272,800
455,000	8.500%, 10/12/2035	549,413
1,520,000	7.750%, 1/17/2038	1,715,699
	Perusahaan Penerbit SBSN
200,000	4.000%, 11/21/2018[d]	196,000
270,000	6.125%, 3/15/2019[d]	287,888
	PT Pertamina Persero
840,000	5.625%, 5/20/2043[d]	665,700

	Total	6,648,799

Iraq (<0.1%)
	Iraq Government International Bond
950,000	5.800%, 1/15/2028	807,500

	Total	807,500

Ireland (0.1%)
	MTS International Funding, Ltd.
690,000	8.625%, 6/22/2020	814,200
	Sibur Securities, Ltd.
520,000	3.914%, 1/31/2018[d]	507,650

	Total	1,321,850

Israel (<0.1%)
	Israel Electric Corporation, Ltd.
230,000	5.625%, 6/21/2018[d]	243,283

	Total	243,283

Ivory Coast (0.1%)
	Ivory Coast Government International Bond
2,229,000	7.100%, 12/31/2032	1,989,383

	Total	1,989,383

Kazakhstan (0.1%)
	Kazatomprom Natsionalnaya Atomnaya Kompaniya AO
220,000	6.250%, 5/20/2015	228,800
	KazMunayGas National Company
450,000	11.750%, 1/23/2015	493,875
100,000	9.125%, 7/2/2018	121,250
1,170,000	6.375%, 4/9/2021[d]	1,269,450
290,000	5.750%, 4/30/2043[h]	250,183

	Total	2,363,558

Luxembourg (0.2%)
	Gazprom Neft OAO Via GPN Capital SA
1,590,000	6.000%, 11/27/2023[d]	1,613,850
	Millicom International Cellular SA
280,000	4.750%, 5/22/2020[d]	268,800
	Telefonica Celular del Paraguay SA
400,000	6.750%, 12/13/2022	416,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (7.5%)	Value
Luxembourg (0.2%) - continued
	TNK-BP Finance SA
$390,000	7.875%, 3/13/2018	$450,450
756,000	7.250%, 2/2/2020	853,335
	Wind Acquisition Finance SA
140,000	11.750%, 7/15/2017[d]	148,925
	Wind Acquisition Holdings Finance SA
150,000	12.250%, 7/15/2017[e]	216,674

	Total	3,968,034

Malaysia (<0.1%)
	Wakala Global Sukuk Bhd
420,000	4.646%, 7/6/2021	437,011

	Total	437,011

Mexico (0.4%)
	Grupo Cementos de Chihuahua SAB de CV
200,000	8.125%, 2/8/2020[d]	209,500
	Grupo KUO SAB de CV
350,000	6.250%, 12/4/2022[d]	350,000
	Metalsa SA de CV
350,000	4.900%, 4/24/2023[d]	317,625
	Mexican Bonos
187,000	8.000%, 12/7/2023[m]	15,930
441,600	7.750%, 5/29/2031[m]	35,407
440,200	10.000%, 11/20/2036[m]	42,818
486,900	8.500%, 11/18/2038[m]	41,191
	Mexico Government International Bond
290,000	5.875%, 1/15/2014	290,528
20,000	6.625%, 3/3/2015	21,300
370,000	3.625%, 3/15/2022	370,000
596,000	4.000%, 10/2/2023	590,040
260,000	6.750%, 9/27/2034	306,800
1,098,000	6.050%, 1/11/2040	1,194,075
1,330,000	4.750%, 3/8/2044	1,198,663
180,000	5.750%, 10/12/2110	166,500
	Offshore Drilling Holding SA
450,000	8.375%, 9/20/2020[d]	479,250
	Pemex Project Funding Master Trust
300,000	6.625%, 6/15/2035	315,750
	Petroleos Mexicanos
80,000	5.500%, 1/21/2021	86,000
1,070,000	4.875%, 1/24/2022	1,099,425
470,000	4.875%, 1/18/2024	470,000
70,000	6.500%, 6/2/2041	73,150
	Total	7,673,952

Mozambique (<0.1%)
	Mozambique EMATUM Finance 2020 BV
210,000	6.305%, 9/11/2020	199,500

	Total	199,500

Netherlands (0.1%)
	Ajecorp BV
310,000	6.500%, 5/14/2022	307,675
	Kazakhstan Temir Zholy Finance BV
390,000	6.950%, 7/10/2042[d]	388,050
	Listrindo Capital BV
340,000	6.950%, 2/21/2019	354,450
	VimpelCom Holdings BV
580,000	7.504%, 3/1/2022[d]	605,880

	Total	1,656,055

Nigeria (0.1%)
	Nigeria Government International Bond
310,000	5.125%, 7/12/2018	317,750
850,000	6.750%, 1/28/2021	918,000
700,000	6.375%, 7/12/2023[d]	722,750

	Total	1,958,500

Pakistan (<0.1%)
	Pakistan Government International Bond
370,000	6.875%, 6/1/2017	360,750
100,000	7.875%, 3/31/2036	82,500

	Total	443,250

Panama (0.2%)
	Panama Government International Bond
200,000	4.300%, 4/29/2053	151,500
380,000	5.200%, 1/30/2020	413,725
286,000	8.875%, 9/30/2027	381,095
1,159,000	9.375%, 4/1/2029	1,608,112
790,000	6.700%, 1/26/2036	882,825

	Total	3,437,257

Paraguay (0.1%)
	Banco Continental SAECA
150,000	8.875%, 10/15/2017	159,375
170,000	8.875%, 10/15/2017[d]	180,625
	Paraguay Government International Bond
410,000	4.625%, 1/25/2023	383,350
570,000	4.625%, 1/25/2023[d]	532,950

	Total	1,256,300

Peru (0.2%)
	Ajecorp BV
160,000	6.500%, 5/14/2022[d]	158,800
	Banco de Credito del Peru
200,000	6.125%, 4/24/2027[d]	199,500
	Corporacion Financiera de Desarrollo SA
200,000	4.750%, 2/8/2022	197,500
200,000	4.750%, 2/8/2022[d]	197,500
	Corporacion Lindley SA
330,000	6.750%, 11/23/2021	348,150
70,000	6.750%, 11/23/2021[d]	73,850
100,000	4.625%, 4/12/2023[d]	92,250
	Peru Government International Bond
350,000	5.625%, 11/18/2050	350,000
600,000	7.350%, 7/21/2025	756,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (7.5%)	Value
Peru (0.2%) - continued
$354,000	8.750%, 11/21/2033	$503,565
670,000	6.550%, 3/14/2037	770,500
	San Miguel Industrias Pet SA
160,000	7.750%, 11/6/2020[h]	163,600

	Total	3,811,215

Philippines (0.1%)
	Energy Development Corporation
630,000	6.500%, 1/20/2021	656,775
	Philippines Government International Bond
1,020,000	7.500%, 9/25/2024	1,269,900
350,000	7.750%, 1/14/2031	460,688

	Total	2,387,363

Romania (0.1%)
	Cable Communications Systems NV
100,000	7.500%, 11/1/2020[e,h]	141,010
	Romania Government International Bond
45,000	6.500%, 6/18/2018[e]	70,530
390,000	4.625%, 9/18/2020[e]	560,132
660,000	6.750%, 2/7/2022	749,100

	Total	1,520,772

Russia (0.5%)
	AHML Finance, Ltd.
10,700,000	7.750%, 2/13/2018[d,n]	320,079
	EDC Finance, Ltd.
300,000	4.875%, 4/17/2020[d]	291,375
	Gazprom Neft Capital SA
490,000	4.375%, 9/19/2022[d]	448,962
	Lukoil International Finance BV
310,000	6.125%, 11/9/2020	335,885
	Phosagro OAO Via Phosagro Bond Funding, Ltd.
310,000	4.204%, 2/13/2018[d]	307,288
	Rosneft Oil Company via Rosneft International Finance, Ltd.
300,000	4.199%, 3/6/2022[d]	275,250
	Russian Government International Bond
2,000,000	3.500%, 1/16/2019[d]	2,030,999
1,100,000	5.000%, 4/29/2020	1,176,450
1,400,000	4.875%, 9/16/2023[d]	1,414,000
361,075	7.500%, 3/31/2030	420,724
	Uralkali OJSC
290,000	3.723%, 4/30/2018[d]	279,588

	Total	7,300,600

Serbia (0.1%)
	Serbia Government International Bond
1,080,000	5.875%, 12/3/2018[d]	1,098,900

	Total	1,098,900

Slovenia (<0.1%)
	Slovenia Government International Bond
400,000	5.500%, 10/26/2022	399,000
200,000	5.500%, 10/26/2022[d]	199,500

	Total	598,500

South Africa (0.1%)
	Peermont Global Proprietary, Ltd.
250,000	7.750%, 4/30/2014[e]	345,646
	South Africa Government International Bond
1,010,000	5.875%, 9/16/2025	1,050,400

	Total	1,396,046

Spain (<0.1%)
	BC Luxco 1 SA
200,000	7.375%, 1/29/2020	185,000

	Total	185,000

Sri Lanka (0.1%)
	National Savings Bank
440,000	8.875%, 9/18/2018[d]	468,050
	Sri Lanka Government International Bond
410,000	6.250%, 10/4/2020	403,850
320,000	6.250%, 7/27/2021	311,200
200,000	5.875%, 7/25/2022	187,000

	Total	1,370,100

Supranational (0.1%)
	Corporacion Andina de Fomento
639,000	3.750%, 1/15/2016	664,368
600,000	5.750%, 1/12/2017	655,805
643,000	4.375%, 6/15/2022	636,686

	Total	1,956,859

Turkey (0.3%)
	Coca-Cola Icecek AS
330,000	4.750%, 10/1/2018[d]	335,815
	Export Credit Bank of Turkey
200,000	5.875%, 4/24/2019	202,300
	Hazine Mustesarligi Varlik Kiralama AS
2,360,000	2.803%, 3/26/2018	2,174,150
200,000	4.557%, 10/10/2018[d]	196,500
	Turkey Government International Bond
320,000	7.000%, 3/11/2019	350,400
460,000	5.625%, 3/30/2021	461,840
600,000	6.250%, 9/26/2022	623,100
190,000	7.375%, 2/5/2025	205,105
50,000	8.000%, 2/14/2034	55,625
280,000	6.875%, 3/17/2036	274,680
50,000	7.250%, 3/5/2038	51,450
	Turkiye Vakiflar Bankasi Tao
280,000	3.750%, 4/15/2018[d]	262,220

	Total	5,193,185

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (7.5%)	Value
Ukraine (0.2%)
	Financing of Infrastructure Projects State Enterprise
$430,000	9.000%, 12/7/2017	$402,050
	State Export-Import Bank of Ukraine JSC Via Biz Finance plc
340,000	8.750%, 1/22/2018	299,200
	Ukraine Government International Bond
720,000	6.250%, 6/17/2016	675,720
430,000	9.250%, 7/24/2017	428,744
460,000	8.375%, 11/3/2017	419,750
200,000	7.400%, 4/20/2018	182,000
100,000	7.750%, 9/23/2020	92,250
1,070,000	7.800%, 11/28/2022	967,280
	Ukreximbank Via Biz Finance plc
230,000	8.375%, 4/27/2015	219,075

	Total	3,686,069

United Arab Emirates (0.1%)
	ADCB Finance Cayman, Ltd.
340,000	4.500%, 3/6/2023	330,650
	Dolphin Energy, Ltd.
505,096	5.888%, 6/15/2019	551,312
	National Bank of Abu Dhabi PJSC
200,000	3.000%, 8/13/2019	197,760
	Ruwais Power Company
660,000	6.000%, 8/31/2036[d]	693,200

	Total	1,772,922

United States (0.2%)
	HSBC Bank USA NA/New York
680,000	6.000%, 8/15/2040[o]	652,527
	HSBC USA, Inc.
688,000	10.000%, 1/5/2017[p]	275,672
	U.S. Treasury Bonds
500,000	3.750%, 11/15/2043	483,281
	U.S. Treasury Notes
2,000,000	1.250%, 11/30/2018	1,957,187

	Total	3,368,667

Uruguay (0.2%)
	Uruguay Government International Bond
1,362,247	4.500%, 8/14/2024	1,362,247
324,186	6.875%, 9/28/2025	370,383
1,090,000	7.625%, 3/21/2036	1,321,625

	Total	3,054,255

Venezuela (0.3%)
	Petroleos de Venezuela SA
331,600	5.250%, 4/12/2017	244,555
1,860,000	9.000%, 11/17/2021	1,381,050
156,000	6.000%, 11/15/2026	84,825
130,000	5.375%, 4/12/2027	69,225
30,000	5.500%, 4/12/2037	15,375
	Venezuela Government International Bond
100,000	13.625%, 8/15/2018	95,000
350,000	6.000%, 12/9/2020	233,275
10,000	12.750%, 8/23/2022	9,225
3,800,000	7.650%, 4/21/2025	2,565,000

	Total	4,697,530

Vietnam (<0.1%)
	Vietnam Government International Bond
310,000	6.875%, 1/15/2016	330,925

	Total	330,925

Virgin Islands, British (<0.1%)
	Central American Bottling Corporation
108,000	6.750%, 2/9/2022	110,160
210,000	6.750%, 2/9/2022[d]	214,200
	PCCW Capital No. 4, Ltd.
200,000	5.750%, 4/17/2022	200,558

	Total	524,918

Zambia (0.1%)
	Zambia Government International Bond
400,000	5.375%, 9/20/2022[d]	346,000
1,010,000	5.375%, 9/20/2022	873,650

	Total	1,219,650

	Total Long-Term Fixed Income (cost $135,180,801)	128,989,448

Shares	Preferred Stock (0.7%)
Brazil (0.3%)
144,000	Petroleo Brasileiro SA ADR, Preferred Shares	2,115,360
202,600	Vale SA	2,807,812
33,532	Vale SA ADR, Preferred Shares	469,783

	Total	5,392,955

Italy (0.1%)
364,615	Unipol Gruppo Finanziario SPA, Preferred Shares	1,839,820

	Total	1,839,820

South Korea (0.3%)
5,150	Samsung Electronics Company, Ltd., Preferred Shares	4,952,799

	Total	4,952,799

	Total Preferred Stock (cost $12,591,099)	12,185,574

	Collateral Held for Securities Loaned (2.9%)
50,312,730	Thrivent Cash Management Trust	50,312,730

	Total Collateral Held for Securities Loaned (cost $50,312,730)	50,312,730

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Shares or Principal Amount	Short-Term Investments (1.7%)[q]	Value
	Federal Home Loan Bank Discount Notes
100,000	0.100%, 4/23/2014[r]	$99,969
200,000	0.120%, 5/28/2014[r]	199,902
	Thrivent Cash Management Trust
29,071,341	0.060%	29,071,341

	Total Short-Term Investments (at amortized cost)	29,371,212

	Total Investments (cost $1,535,652,701) 102.6%	$1,750,361,742

	Other Assets and Liabilities, Net (2.6%)	(44,373,157)

	Total Net Assets 100.0%	$1,705,988,585

a	Non-income producing security.
b	Denotes investments purchased on a when-issued or delayed delivery basis.
c	All or a portion of the security is on loan.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2013, the value of these investments was $44,119,759 or 2.6% of total net assets.
e	Principal amount is displayed in Euros.
f	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2013.
g	Denotes step coupon securities. Step coupon securities pay an initial coupon rate for the first period and then different coupon rates for following periods. The rate shown is as of December 31, 2013.
h	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Worldwide Allocation Portfolio owned as of December 31, 2013.

Security	Acquisition Date	Cost
Belize Government International Bond, 8/20/2017	3/20/2013	$110,968
Cable Communications Systems NV, 11/1/2020	10/25/2013	$141,489
Cementos Progreso Trust, 11/6/2023	10/30/2013	$225,982
Dominican Republic Government International Bond, 2/4/2028	3/6/2013	$488,003
Independencia International, Ltd., 12/30/2016	3/29/2010	$100,623
KazMunayGas National Company, 4/30/2043	4/24/2013	$291,140
San Miguel Industrias Pet SA, 11/6/2020	10/30/2013	$160,000

i	Principal amount is displayed in Brazilian Real.
j	Defaulted security. Interest is not being accrued.
k	Security is fair valued.
l	Principal amount is displayed in Dominican Republic Pesos.
m	Principal amount is displayed in Mexican Pesos.
n	Principal amount is displayed in Russian Rubles.
o	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due August 15, 2040.
p	Principal amount is displayed in Brazilian Real. Security is linked to Brazilian Government Bonds due January 1, 2017.
q	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
r	At December 31, 2013, $299,871 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
ETF	-	Exchange Traded Fund.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$272,697,092
Gross unrealized depreciation	(60,665,470)

Net unrealized appreciation (depreciation)	$212,031,622

Cost for federal income tax purposes	$1,538,330,120

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Partner Worldwide Allocation Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Services	322,275	—	322,275	—
Consumer Discretionary	241,379,942	982,930	240,397,012	—
Consumer Staples	126,083,620	2,397,815	123,685,805	—
Energy	103,757,210	19,540,004	84,217,206	—
Financials	367,437,994	25,681,131	341,756,863	—
Health Care	96,641,900	—	96,641,900	—
Industrials	303,573,131	4,598,309	298,974,822	—
Information Technology	81,441,046	934,126	80,506,920	—
Materials	137,769,746	11,387,284	126,382,462	—
Telecommunications Services	64,529,693	7,468,231	57,061,462	—
Utilities	6,566,221	—	6,566,221	—
Long-Term Fixed Income
Basic Materials	1,367,864	—	1,367,864	—
Capital Goods	1,335,151	—	1,335,151	—
Communications Services	3,769,369	—	3,769,369	—
Consumer Cyclical	1,351,867	—	1,351,867	—
Consumer Non-Cyclical^	2,706,125	—	2,706,125	0
Energy	16,887,110	—	16,887,110	—
Financials	10,549,608	—	10,549,608	—
Foreign Government	83,524,404	—	82,964,671	559,733
Transportation	655,601	—	655,601	—
U.S. Government and Agencies	2,910,468	—	2,910,468	—
Utilities	3,931,881	—	3,931,881	—
Preferred Stock
Energy	2,115,360	2,115,360	—	—
Financials	1,839,820	—	1,839,820	—
Information Technology	4,952,799	—	4,952,799	—
Materials	3,277,595	469,783	2,807,812	—
Collateral Held for Securities Loaned	50,312,730	50,312,730	—	—
Short-Term Investments	29,371,212	29,071,341	299,871	—

Total	$1,750,361,742	$154,959,044	$1,594,842,965	$559,733

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	705,268	696,014	9,254	—
Foreign Currency Forward Contracts	442,409	—	442,409	—

Total Asset Derivatives	$1,147,677	$696,014	$451,663	$—

Liability Derivatives
Futures Contracts	122,887	122,887	—	—
Foreign Currency Forward Contracts	421,505	—	421,505	—

Total Liability Derivatives	$544,392	$122,887	$421,505	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	20	March 2014	$4,405,465	$4,396,250	($9,215)
5-Yr. U.S. Treasury Bond Futures	27	March 2014	3,244,772	3,221,437	(23,335)
10-Yr. U.S. Treasury Bond Futures	(83)	March 2014	(10,401,898)	(10,212,891)	189,007
30-Yr. U.S. Treasury Bond Futures	(86)	March 2014	(11,243,755)	(11,034,874)	208,881
CME 3 Month Eurodollar Futures	(50)	March 2016	(12,345,002)	(12,321,250)	23,752
CME 3 Month Eurodollar Futures	(100)	December 2015	(24,781,025)	(24,718,750)	62,275
CME 3 Month Eurodollar Futures	(50)	June 2016	(12,312,394)	(12,281,875)	30,519
Eurex EURO STOXX 50 Futures	4	March 2014	162,049	171,303	9,254
Mini MSCI EAFE Index Futures	39	March 2014	3,558,130	3,739,710	181,580
Ultra Long Term U.S. Treasury Bond Futures	37	March 2014	5,131,587	5,041,250	(90,337)
Total Futures Contracts					$582,381

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Brazilian Real	MSC	2,481,332	1/13/2014	$1,054,000	$1,048,305	($5,695)
Brazilian Real	RBS	83,107	1/2/2014	35,275	35,226	(49)
Brazilian Real	UBS	4,859,549	1/10/2014 -1/21/2014	2,059,000	2,052,885	(6,115)
Brazilian Real	RBC	4,425,889	1/9/2014 - 1/31/2014	1,873,697	1,867,559	(6,138)
Brazilian Real	CITI	2,465,471	1/13/2014	1,054,000	1,041,604	(12,396)
British Pound	RBC	109,668	1/24/2014	179,347	181,606	2,259
Chinese Yuan	SB	6,481,726	1/8/2014	1,062,000	1,070,152	8,152
Colombian Peso	CSFB	511,408,759	1/9/2014	263,000	264,979	1,979
Czech Republic Koruna	BNP	5,310,395	3/19/2014	264,859	267,808	2,949
Euro	BNP	363,834	3/19/2014	498,893	500,465	1,572
Euro	BOA	390,253	3/19/2014	533,339	536,805	3,466
Euro	DB	191,000	3/19/2014	259,865	262,727	2,862
Indian Rupee	CITI	16,423,746	1/16/2014	265,000	264,492	(508)
Indian Rupee	DB	16,165,847	1/13/2014	263,000	260,528	(2,472)
Indonesian Rupiah	JPM	1,191,556,705	1/22/2014	98,845	97,616	(1,229)
Japanese Yen	JPM	27,319,245	3/19/2014	265,181	259,574	(5,607)
Japanese Yen	BNP	27,442,075	3/19/2014	265,000	260,741	(4,259)
Japanese Yen	DB	27,574,331	3/19/2014	266,000	261,997	(4,003)
Japanese Yen	CITI	55,641,614	3/19/2014	532,000	528,678	(3,322)
Japanese Yen	SSB	28,015,386	3/19/2014	266,000	266,188	188
Malaysian Ringgit	MSC	833,477	1/10/2014	261,828	254,336	(7,492)
Malaysian Ringgit	SB	3,680,000	2/7/2014	1,128,090	1,121,418	(6,672)
Malaysian Ringgit	JPM	840,740	2/13/2014	261,375	256,122	(5,253)
Malaysian Ringgit	BB	5,114,606	1/13/2014 - 2/13/2014	1,578,258	1,559,463	(18,795)
Malaysian Ringgit	WBC	3,392,068	1/28/2014	1,048,553	1,034,203	(14,350)
Malaysian Ringgit	UBS	852,681	1/10/2014	265,252	260,196	(5,056)
Mexican Peso	CITI	6,917,650	3/19/2014	530,000	527,008	(2,992)
Mexican Peso	DB	73,079,379	1/30/2014 - 3/19/2014	5,647,471	5,568,032	(79,439)
New Taiwan Dollar	JPM	7,562,433	1/21/2014	255,617	253,943	(1,674)
New Taiwan Dollar	CITI	15,062,074	1/10/2014	510,146	505,569	(4,577)
New Taiwan Dollar	DB	15,414,824	2/6/2014	523,068	517,891	(5,177)
Philippines Peso	BNP	5,765,396	1/28/2014	132,599	130,046	(2,553)
Philippines Peso	SB	18,591,385	1/9/2014	424,655	419,039	(5,616)
Philippines Peso	HSBC	19,124,886	2/7/2014	432,611	431,473	(1,138)
Philippines Peso	BB	11,023,891	1/27/2014	253,569	248,648	(4,921)
Philippines Peso	DB	12,352,000	1/28/2014	280,027	278,616	(1,411)
Polish Zloty	BNP	1,634,172	3/19/2014	535,826	538,767	2,941
Russian Ruble	JPM	4,332,598	1/17/2014	131,013	131,474	461
South Korean Won	BB	584,742,814	1/13/2014	555,000	553,825	(1,175)
South Korean Won	BOA	554,101,812	1/13/2014	526,000	524,804	(1,196)
Turkish Lira	DB	158,410	3/19/2014	72,720	72,633	(87)
Turkish Lira	RBS	2,210,229	3/19/2014	1,038,000	1,013,414	(24,586)
Turkish Lira	JPM	556,100	3/19/2014	266,000	254,978	(11,022)
Turkish Lira	BB	1,124,042	3/19/2014	532,000	515,385	(16,615)
Turkish Lira	MSC	1,021,486	3/19/2014	492,000	468,362	(23,638)
Total Purchases				$29,039,979	$28,769,580	($270,399)
Sales
Brazilian Real	CSFB	221,095	1/17/2014	$99,217	$93,313	$5,904
Brazilian Real	JPM	4,407,000	1/17/2014	1,949,569	1,859,975	89,594
Brazilian Real	BB	622,082	1/13/2014	265,000	262,815	2,185
Brazilian Real	MSC	575,580	1/13/2014	243,725	243,169	556
Brazilian Real	HSBC	739,481	1/17/2014	333,190	312,098	21,092
Brazilian Real	UBS	5,507,651	1/9/2014 - 1/13/2014	2,319,855	2,327,124	(7,269)
Brazilian Real	CITI	1,021,030	1/17/2014 - 1/31/2014	438,690	429,771	8,919
Brazilian Real	RBC	5,371,254	1/9/2014 - 1/31/2014	2,294,089	2,268,522	25,567
British Pound	JPM	141,184	1/24/2014	230,453	233,726	(3,273)
Chilean Peso	RBC	146,052,760	1/31/2014	275,743	277,085	(1,342)
Chinese Yuan	HSBC	12,350	1/8/2014	2,033	2,039	(6)
Chinese Yuan	DB	6,469,376	1/8/2014	1,040,000	1,068,017	(28,017)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

Foreign Currency Forward Contracts	Counterparty	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales - continued
Czech Republic Koruna	BNP	15,068,739	3/19/2014	$750,192	$759,929	($9,737)
Euro	JPM	2,354,596	1/29/2014	3,241,102	3,238,930	2,172
Euro	CSFB	501,047	3/19/2014	689,416	689,206	210
Euro	BOA	384,000	3/19/2014	526,559	528,204	(1,645)
Euro	BNP	193,000	3/19/2014	264,859	265,477	(618)
Hong Kong Dollar	RBS	985,140	1/2/2014	127,050	127,044	6
Hungarian Forint	DB	58,105,305	3/19/2014	259,865	268,053	(8,188)
Hungarian Forint	BNP	58,558,500	3/19/2014	266,497	270,143	(3,646)
Indonesian Rupiah	DB	4,425,124,001	1/22/2014	378,216	362,519	15,697
Japanese Yen	CITI	80,981,382	3/19/2014	789,000	769,444	19,556
Japanese Yen	SB	26,982,222	3/19/2014	263,000	256,371	6,629
Japanese Yen	UBS	27,124,732	3/19/2014	263,030	257,725	5,305
Japanese Yen	SSB	80,629,751	3/19/2014	789,000	766,103	22,897
Japanese Yen	HSBC	27,192,392	3/19/2014	265,000	258,368	6,632
Mexican Peso	UBS	15,260,541	1/30/2014	1,184,365	1,166,842	17,523
Polish Zloty	BOA	1,634,172	3/19/2014	533,339	538,767	(5,428)
Polish Zloty	BNP	703,600	3/19/2014	232,396	231,969	427
Russian Ruble	JPM	26,200,513	1/27/2014	790,768	794,164	(3,396)
Russian Ruble	CSFB	65,608,348	1/17/2014 - 2/7/2014	1,969,736	1,987,978	(18,242)
Russian Ruble	BOA	8,998,055	2/14/2014	271,566	272,000	(434)
Russian Ruble	CITI	11,009,466	1/17/2014	336,367	334,085	2,282
Russian Ruble	UBS	16,778,941	2/14/2014	505,314	507,207	(1,893)
Singapore Dollar	HSBC	1,337,905	3/19/2014	1,061,000	1,060,527	473
Singapore Dollar	SB	2,066,634	3/19/2014	1,648,691	1,638,174	10,517
Thai Baht	SSB	3,722,974	1/3/2014	113,384	113,298	86
Turkish Lira	RBC	5,383,895	3/19/2014	2,588,784	2,468,576	120,208
Total Sales				$29,600,060	$29,308,757	$291,303
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts						$20,904

Counterparty
BOA	-	Bank of America
BB	-	Barclays Bank
BNP	-	BNP Paribas
CITI	-	Citibank
CSFB	-	CS First Boston Corporation
DB	-	Deutsche Bank
HSBC	-	HSBC Securities, Inc.
JPM	-	J.P. Morgan
MSC	-	Morgan Stanley & Company
RBC	-	The Royal Bank of Canada
RBS	-	The Royal Bank of Scotland
SB	-	Standard Bank plc
SSB	-	State Street Bank
UBS	-	UBS Securities, Ltd.
WBC	-	Westpac Banking Corporation

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$514,434
Total Interest Rate Contracts		514,434
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	190,834
Total Equity Contracts		190,834
Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	442,409
Total Foreign Exchange Contracts		442,409

Total Asset Derivatives		$1,147,677

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	122,887
Total Interest Rate Contracts		122,887
Foreign Exchange Contracts
Forward Contracts	Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	421,505
Total Foreign Exchange Contracts		421,505

Total Liability Derivatives		$544,392

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(413,805)
Total Equity Contracts		(413,805)
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(126,023)
Total Foreign Exchange Contracts		(126,023)
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(202,865)
Total Interest Rate Contracts		(202,865)

Total		($742,693)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	389,791
Total Interest Rate Contracts		389,791
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	194,200
Total Equity Contracts		194,200
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(65,464)
Total Foreign Exchange Contracts		(65,464)

Total		$518,527

The following table presents Partner Worldwide Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts	$2,681,884	0.2%	N/A	N/A
Interest Rate Contracts	41,086,304	2.6	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$146,532,432	9.3%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$34,864,326	$712,666,484	$697,218,080	50,312,730	$50,312,730	$1,223,350
Cash Management Trust- Short Term Investment	25,452,748	428,408,160	424,789,567	29,071,341	29,071,341	21,638
Total Value and Income Earned	60,317,074				79,384,071	1,244,988

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (98.7%)	Value
Consumer Discretionary (12.4%)
2,300	Amazon.com, Inc.[a]	$917,217
8,530	CBS Corporation	543,702
22,130	Comcast Corporation	1,149,985
9,200	Delphi Automotive plc	553,196
11,440	Home Depot, Inc.	941,970
10,200	Macy’s, Inc.	544,680
3,400	Mohawk Industries, Inc.[a]	506,260
3,750	PVH Corporation	510,075
8,070	Starbucks Corporation	632,607
11,890	TJX Companies, Inc.	757,750
24,540	Twenty-First Century Fox, Inc.	863,317

	Total	7,920,759

Consumer Staples (9.5%)
9,910	Colgate-Palmolive Company	646,231
6,100	Constellation Brands, Inc.[a]	429,318
14,760	CVS Caremark Corporation	1,056,373
6,390	Estee Lauder Companies, Inc.	481,295
12,270	Lorillard, Inc.	621,843
11,440	PepsiCo, Inc.	948,834
14,210	Procter & Gamble Company	1,156,836
9,400	Wal-Mart Stores, Inc.	739,686

	Total	6,080,416

Energy (10.3%)
3,980	Apache Corporation	342,041
7,300	EQT Corporation	655,394
21,720	Exxon Mobil Corporation	2,198,064
10,360	FMC Technologies, Inc.[a]	540,896
4,500	Hess Corporation	373,500
6,150	Marathon Petroleum Corporation	564,139
5,810	Occidental Petroleum Corporation	552,531
10,300	Schlumberger, Ltd.	928,133
11,460	Williams Companies, Inc.	442,012

	Total	6,596,710

Financials (16.2%)
11,040	Aflac, Inc.	737,472
5,010	American Tower Corporation	399,898
12,130	Capital One Financial Corporation	929,279
22,890	CBRE Group, Inc.[a]	602,007
25,850	Citigroup, Inc.	1,347,044
3,990	IntercontinentalExchange, Inc.	897,431
27,200	Invesco, Ltd.	990,080
33,650	J.P. Morgan Chase & Company	1,967,852
11,410	Prudential Financial, Inc.	1,052,230
62,500	Regions Financial Corporation	618,125
10,430	State Street Corporation	765,458

	Total	10,306,876

Health Care (13.3%)
3,740	Alexion Pharmaceuticals, Inc.[a]	497,644
7,870	Allergan, Inc.	874,200
5,330	BioMarin Pharmaceutical, Inc.[a]	374,539
11,270	Express Scripts Holding Company[a]	791,605
16,700	Gilead Sciences, Inc.[a]	1,255,005
11,240	HCA Holdings, Inc.[a]	536,260
22,390	Hologic, Inc.[a]	500,417
8,320	Medivation, Inc.[a]	530,982
25,530	Merck & Company, Inc.	1,277,777
9,320	Thermo Fisher Scientific, Inc.	1,037,782
7,063	Valeant Pharmaceuticals International, Inc.[a]	829,196

	Total	8,505,407

Industrials (10.9%)
7,590	Boeing Company	1,035,959
3,250	Cummins, Inc.	458,152
11,310	Danaher Corporation	873,132
15,040	Delta Air Lines, Inc.	413,149
8,200	Eaton Corporation plc	624,184
5,690	FedEx Corporation	818,051
10,800	Ingersoll-Rand plc	665,280
4,510	Pall Corporation	384,929
3,300	Union Pacific Corporation	554,400
7,840	United Technologies Corporation	892,192
9,950	US Airways Group, Inc.[a,b]	251,238

	Total	6,970,666

Information Technology (17.7%)
11,370	Adobe Systems, Inc.[a]	680,835
3,670	Apple, Inc.	2,059,274
14,730	eBay, Inc.[a]	808,530
6,210	Facebook, Inc.[a]	339,439
7,790	Fidelity National Information Services, Inc.	418,167
1,950	Google, Inc.[a]	2,185,384
49,730	Microsoft Corporation	1,861,394
5,600	NXP Semiconductors NVa	257,208
26,160	Oracle Corporation	1,000,882
14,940	QUALCOMM, Inc.	1,109,295
11,330	Total System Services, Inc.	377,062
2,920	Twitter, Inc.[a,b]	185,858

	Total	11,283,328

Materials (3.3%)
5,260	Ashland, Inc.	510,431
11,430	Freeport-McMoRan Copper & Gold, Inc.	431,368
4,100	LyondellBasell Industries NV	329,148
1,740	PPG Industries, Inc.	330,008
3,950	Praxair, Inc.	513,619

	Total	2,114,574

Telecommunications Services (2.4%)
6,370	SBA Communications Corporation[a]	572,281
16,010	T-Mobile US, Inc.[a]	538,576
7,960	Verizon Communications, Inc.	391,155

	Total	1,502,012

Utilities (2.7%)
11,790	Duke Energy Corporation	813,628
19,540	Edison International, Inc.	904,702

	Total	1,718,330

	Total Common Stock (cost $52,933,079)	62,999,078

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2013

Shares	Collateral Held for Securities Loaned (0.7%)	Value
431,587	Thrivent Cash Management Trust	$431,587

	Total Collateral Held for Securities Loaned (cost $431,587)	431,587

Shares or Principal Amount	Short-Term Investments (1.3%)[c]
	Thrivent Cash Management Trust
818,729	0.060%	818,729

	Total Short-Term Investments (at amortized cost)	818,729

	Total Investments (cost $54,183,395) 100.7%	$64,249,394

	Other Assets and Liabilities, Net (0.7%)	(441,010)

	Total Net Assets 100.0%	$63,808,384

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$10,228,909
Gross unrealized depreciation	(179,673)

Net unrealized appreciation (depreciation)	$10,049,236

Cost for federal income tax purposes	$54,200,158

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Partner All Cap Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	7,920,759	7,920,759	—	—
Consumer Staples	6,080,416	6,080,416	—	—
Energy	6,596,710	6,596,710	—	—
Financials	10,306,876	10,306,876	—	—
Health Care	8,505,407	8,505,407	—	—
Industrials	6,970,666	6,970,666	—	—
Information Technology	11,283,328	11,283,328	—	—
Materials	2,114,574	2,114,574	—	—
Telecommunications Services	1,502,012	1,502,012	—	—
Utilities	1,718,330	1,718,330	—	—
Collateral Held for Securities Loaned	431,587	431,587	—	—
Short-Term Investments	818,729	818,729	—	—

Total	$64,249,394	$64,249,394	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$831,150	$8,107,698	$8,507,261	431,587	$431,587	$1,396
Cash Management Trust- Short Term Investment	217,180	15,615,704	15,014,155	818,729	818,729	498
Total Value and Income Earned	1,048,330				1,250,316	1,894

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (95.7%)	Value
Consumer Discretionary (20.3%)
120,104	Amazon.com, Inc.[a]	$47,896,274
47,050	AutoZone, Inc.[a]	22,487,077
624,609	Comcast Corporation	32,457,807
283,750	Home Depot, Inc.	23,363,975
468,150	Las Vegas Sands Corporation	36,922,990
364,750	NIKE, Inc.	28,683,940
672,350	Twenty-First Century Fox, Inc.	23,653,273

	Total	215,465,336

Consumer Staples (2.1%)
123,150	Anheuser-Busch InBev NV ADR	13,110,549
122,400	Nestle SA	8,970,703

	Total	22,081,252

Energy (7.6%)
135,050	Consol Energy, Inc.	5,137,302
83,400	EOG Resources, Inc.	13,997,856
305,400	Marathon Oil Corporation	10,780,620
239,169	Schlumberger, Ltd.	21,551,519
1,868,601	Weatherford International, Ltd.[a]	28,944,629

	Total	80,411,926

Financials (9.1%)
376,327	Citigroup, Inc.	19,610,400
356,189	J.P. Morgan Chase & Company	20,829,933
36,500	MasterCard, Inc.	30,494,290
116,450	Visa, Inc.	25,931,086

	Total	96,865,709

Health Care (14.0%)
419,000	Covidien plc	28,533,900
498,250	Express Scripts Holding Company[a]	34,997,080
766,800	Gilead Sciences, Inc.[a]	57,625,020
182,221	Perrigo Company plc	27,963,635

	Total	149,119,635

Industrials (10.7%)
146,500	Boeing Company	19,995,785
103,200	Fluor Corporation	8,285,928
342,750	Honeywell International, Inc.	31,317,068
508,000	Jacobs Engineering Group, Inc.[a]	31,998,920
129,550	Union Pacific Corporation	21,764,400

	Total	113,362,101

Information Technology (29.9%)
155,251	Apple, Inc.	87,112,889
622,000	EMC Corporation	15,643,300
758,050	Facebook, Inc.[a]	41,435,013
69,039	Google, Inc.[a]	77,372,698
236,252	NetApp, Inc.	9,719,407
592,400	QUALCOMM, Inc.	43,985,700
343,100	Salesforce.com, Inc.[a]	18,935,689
350	Twitter, Inc.[a,b]	22,277
256,000	VMware, Inc.[a]	22,965,760

	Total	317,192,733

Materials (2.0%)
139,750	Monsanto Company	16,287,863
43,454	Southern Copper Corporation	1,247,564
142,100	Teck Resources, Ltd.[b]	3,696,021

	Total	21,231,448

	Total Common Stock (cost $736,372,936)	1,015,730,140

	Collateral Held for Securities Loaned (0.3%)
3,392,112	Thrivent Cash Management Trust	3,392,112

	Total Collateral Held for Securities Loaned (cost $3,392,112)	3,392,112

Shares or Principal Amount	Short-Term Investments (4.3%)[c]
	Federal Home Loan Bank Discount Notes
1,400,000	0.071%, 2/14/2014[d]	1,399,878
	Federal Home Loan Mortgage Corporation Discount Notes
100,000	0.160%, 1/15/2014[d]	99,994
700,000	0.065%, 2/24/2014[d]	699,931
	Thrivent Cash Management Trust
43,932,944	0.060%	43,932,944

	Total Short-Term Investments (at amortized cost)	46,132,747

	Total Investments (cost $785,897,795) 100.3%	$1,065,254,999

	Other Assets and Liabilities, Net (0.3%)	(3,283,221)

	Total Net Assets 100.0%	$1,061,971,778

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
d	At December 31, 2013, $2,199,803 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$282,856,356
Gross unrealized depreciation	(3,500,336)

Net unrealized appreciation (depreciation)	$279,356,020

Cost for federal income tax purposes	$785,898,979

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Large Cap Growth Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	215,465,336	215,465,336	—	—
Consumer Staples	22,081,252	13,110,549	8,970,703	—
Energy	80,411,926	80,411,926	—	—
Financials	96,865,709	96,865,709	—	—
Health Care	149,119,635	149,119,635	—	—
Industrials	113,362,101	113,362,101	—	—
Information Technology	317,192,733	317,192,733	—	—
Materials	21,231,448	21,231,448	—	—
Collateral Held for Securities Loaned	3,392,112	3,392,112	—	—
Short-Term Investments	46,132,747	43,932,944	2,199,803	—

Total	$1,065,254,999	$1,054,084,493	$11,170,506	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	1,229,371	—	1,229,371	—

Total Asset Derivatives	$1,229,371	$—	$1,229,371	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Eurex EURO STOXX 50 Futures	594	March 2014	$24,209,094	$25,438,465	$1,229,371
Total Futures Contracts					$1,229,371

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,229,371
Total Equity Contracts		1,229,371

Total Asset Derivatives		$1,229,371

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	109,103
Total Equity Contracts		109,103
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	23,429
Total Foreign Exchange Contracts		23,429

Total		$132,532

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,229,371
Total Equity Contracts		1,229,371

Total		$1,229,371

The following table presents Large Cap Growth Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts	$5,868,851	0.6%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$37,004	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$—	$133,726,141	$130,334,029	3,392,112	$3,392,112	$13,925
Cash Management Trust- Short Term Investment	30,218,206	124,512,237	110,797,499	43,932,944	43,932,944	24,107
Total Value and Income Earned	30,218,206				47,325,056	38,032

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (99.1%)	Value
Consumer Discretionary (28.3%)
10,100	Amazon.com, Inc.[a]	$4,027,779
1,300	AutoZone, Inc.[a]	621,322
9,700	CarMax, Inc.[a]	456,094
8,357	Carnival plc	345,966
1,600	Charter Communications, Inc.[a]	218,816
1,700	Chipotle Mexican Grill, Inc.[a]	905,726
6,100	Ctrip.com International, Ltd. ADR[a]	302,682
12,700	D.R. Horton, Inc.[a]	283,464
4,400	Discovery Communications, Inc.[a]	368,984
3,400	Dollar Tree, Inc.[a]	191,828
4,300	Harley-Davidson, Inc.	297,732
17,300	Home Depot, Inc.	1,424,482
11,800	Las Vegas Sands Corporation	930,666
7,200	Lennar Corporation	284,832
13,400	Lowe’s Companies, Inc.	663,970
900	Lululemon Athletica, Inc.[a,b]	53,127
4,933	Marriott International, Inc.	243,493
17,700	MGM Resorts International[a]	416,304
1,900	Netflix, Inc.[a]	699,523
5,400	NIKE, Inc.	424,656
25,100	Prada Holding SPA	224,212
1,950	Priceline.com, Inc.[a]	2,266,680
4,900	Ross Stores, Inc.	367,157
4,000	Sherwin-Williams Company	734,000
17,000	Starbucks Corporation	1,332,630
6,800	Starwood Hotels & Resorts Worldwide, Inc.	540,260
1,800	Tesla Motors, Inc.[a,b]	270,684
7,400	Tractor Supply Company	574,092
4,200	TripAdvisor, Inc.[a,b]	347,886
13,300	Twenty-First Century Fox, Inc.	467,894
5,400	Under Armour, Inc.[a,b]	471,420
6,400	Walt Disney Company	488,960
76,800	Wynn Macau, Ltd.	349,105

	Total	21,596,426

Consumer Staples (4.1%)
4,200	Costco Wholesale Corporation	499,842
11,200	CVS Caremark Corporation	801,584
2,100	Green Mountain Coffee Roasters, Inc.[a,b]	158,718
3,000	Monster Beverage Corporation[a]	203,310
3,194	Nestle SA	234,089
4,100	PepsiCo, Inc.	340,054
2,600	Procter & Gamble Company	211,666
11,700	Whole Foods Market, Inc.	676,611

	Total	3,125,874

Energy (4.7%)
900	Antero Resources Corporation[a]	57,096
12,000	Cabot Oil & Gas Corporation	465,120
3,100	Concho Resources, Inc.[a]	334,800
2,000	EOG Resources, Inc.	335,680
3,800	EQT Corporation	341,164
5,100	FMC Technologies, Inc.[a]	266,271
4,400	Pioneer Natural Resources Company	809,908
7,200	Range Resources Corporation	607,032
4,300	Schlumberger, Ltd.	387,473

	Total	3,604,544

Financials (11.4%)
1,300	Affiliated Managers Group, Inc.[a]	281,944
9,000	American Express Company	816,570
17,800	American Tower Corporation	1,420,796
1,300	BlackRock, Inc.	411,411
4,700	Franklin Resources, Inc.	271,331
1,300	IntercontinentalExchange, Inc.	292,396
10,900	Invesco, Ltd.	396,760
2,750	MasterCard, Inc.	2,297,515
11,000	TD Ameritrade Holding Corporation	337,040
9,700	Visa, Inc.	2,159,996

	Total	8,685,759

Health Care (11.7%)
3,400	Alexion Pharmaceuticals, Inc.[a]	452,404
4,900	Biogen Idec, Inc.[a]	1,370,775
4,900	Celgene Corporation[a]	827,904
28,200	Gilead Sciences, Inc.[a]	2,119,230
3,300	IDEXX Laboratories, Inc.[a,b]	351,021
4,800	Incyte Corporation[a]	243,024
8,000	McKesson Corporation	1,291,200
1,107	Novo Nordisk ASa	202,915
2,200	Pharmacyclics, Inc.[a]	232,716
1,300	Regeneron Pharmaceuticals, Inc.[a]	357,812
2,700	Stryker Corporation	202,878
4,000	UnitedHealth Group, Inc.	301,200
5,900	Valeant Pharmaceuticals International, Inc.[a]	692,660
3,200	Vertex Pharmaceuticals, Inc.[a]	237,760

	Total	8,883,499

Industrials (12.3%)
8,700	Boeing Company	1,187,463
22,100	Danaher Corporation	1,706,120
9,800	Delta Air Lines, Inc.	269,206
16,100	Fastenal Company	764,911
3,300	Flowserve Corporation	260,139
3,000	JB Hunt Transport Services, Inc.	231,900
7,200	Kansas City Southern	891,576
6,200	Precision Castparts Corporation	1,669,660
5,400	Roper Industries, Inc.	748,872
2,100	Union Pacific Corporation	352,800
8,700	United Continental Holdings, Inc.[a]	329,121
5,300	United Parcel Service, Inc.	556,924
700	W.W. Grainger, Inc.	178,794
3,300	Wabtec Corporation	245,091

	Total	9,392,577

Information Technology (20.9%)
4,300	Akamai Technologies, Inc.[a]	202,874
1,200	Alliance Data Systems Corporation[a,b]	315,516
3,900	Apple, Inc.	2,188,329
5,400	Baidu.com, Inc. ADR[a]	960,552
6,600	Cognizant Technology Solutions Corporation[a]	666,468
2,100	Concur Technologies, Inc.[a,b]	216,678
16,500	eBay, Inc.[a]	905,685
7,300	Facebook, Inc.[a]	399,018
5,200	Fiserv, Inc.[a]	307,060
4,200	Google, Inc.[a]	4,706,982

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (99.1%)	Value
Information Technology (20.9%) - continued
7,900	Juniper Networks, Inc.[a]	$178,303
2,400	LinkedIn Corporation[a]	520,392
674	NAVER Corporation[a]	464,472
2,100	NetSuite, Inc.[a]	216,342
13,000	QUALCOMM, Inc.	965,250
5,400	Red Hat, Inc.[a]	302,616
15,700	Salesforce.com, Inc.[a]	866,483
6,500	ServiceNow, Inc.[a]	364,065
4,200	Tencent Holdings, Ltd.	268,916
1,600	Twitter, Inc.[a,b]	101,840
9,620	Twitter, Inc., Restricted[a,c,d]	581,697
2,900	Workday, Inc.[a]	241,164

	Total	15,940,702

Materials (2.5%)
7,600	Ecolab, Inc.	792,452
3,500	FMC Corporation	264,110
1,900	Martin Marietta Materials, Inc.	189,886
4,800	Praxair, Inc.	624,144

	Total	1,870,592

Telecommunications Services (3.2%)
23,800	Crown Castle International Corporation[a]	1,747,634
3,600	SBA Communications Corporation[a]	323,424
4,000	Softbank Corporation	351,003

	Total	2,422,061

	Total Common Stock (cost $39,041,455)	75,522,034

	Preferred Stock (<0.1%)
Information Technology (<0.1%)
4,432	LivingSocial.com, Convertible[a,c,d]	2,792
	Total	2,792

	Total Preferred Stock (cost $34,082)	2,792

	Collateral Held for Securities Loaned (2.2%)
1,711,975	Thrivent Cash Management Trust	1,711,975

	Total Collateral Held for Securities Loaned (cost $1,711,975)	1,711,975

Shares or Principal Amount	Short-Term Investments (1.0%)[e]
	Thrivent Cash Management Trust
724,634	0.060%	724,634

	Total Short-Term Investments (at amortized cost)	724,634

	Total Investments (cost $41,512,146) 102.3%	$77,961,435

	Other Assets and Liabilities, Net (2.3%)	(1,727,444)

	Total Net Assets 100.0%	$76,233,991

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Growth Stock Portfolio owned as of December 31, 2013.

Security	Acquisition Date	Cost
LivingSocial.com, Convertible	11/18/2011	$34,082
Twitter, Inc., Restricted	9/13/2011	$154,601

d	Security is fair valued.
e	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$36,459,142
Gross unrealized depreciation	(85,212)

Net unrealized appreciation (depreciation)	$36,373,930

Cost for federal income tax purposes	$41,587,505

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Partner Growth Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	21,596,426	20,677,143	919,283	—
Consumer Staples	3,125,874	2,891,785	234,089	—
Energy	3,604,544	3,604,544	—	—
Financials	8,685,759	8,685,759	—	—
Health Care	8,883,499	8,680,584	202,915	—
Industrials	9,392,577	9,392,577	—	—
Information Technology	15,940,702	14,625,617	733,388	581,697
Materials	1,870,592	1,870,592	—	—
Telecommunications Services	2,422,061	2,071,058	351,003	—
Preferred Stock
Information Technology	2,792	—	—	2,792
Collateral Held for Securities Loaned	1,711,975	1,711,975	—	—
Short-Term Investments	724,634	724,634	—	—

Total	$77,961,435	$74,936,268	$2,440,678	$584,489

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Partner Growth Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	2,456
Total Foreign Exchange Contracts		2,456

Total		$2,456

The following table presents Partner Growth Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$9,564	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Growth Stock Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$304,150	$17,421,916	$16,014,091	1,711,975	$1,711,975	$4,468
Cash Management Trust- Short Term Investment	1,259,587	9,286,186	9,821,139	724,634	724,634	512
Total Value and Income Earned	1,563,737				2,436,609	4,980

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (97.6%)	Value
Consumer Discretionary (10.3%)
168,080	CBS Corporation	$10,713,419
359,840	Delphi Automotive plc	21,637,179
93,600	Kohl’s Corporation	5,311,800
654,100	Lowe’s Companies, Inc.	32,410,655
615,080	News Corporation	21,281,768
176,110	Time Warner Cable, Inc.	23,862,905

	Total	115,217,726

Consumer Staples (6.7%)
416,070	CVS Caremark Corporation	29,778,130
110,500	Kimberly-Clark Corporation	11,542,830
111,787	Kraft Foods Group, Inc.	6,027,555
489,572	Mondelez International, Inc.	17,281,892
124,109	Philip Morris International, Inc.	10,813,617

	Total	75,444,024

Energy (12.4%)
144,375	Chevron Corporation	18,033,881
107,069	EOG Resources, Inc.	17,970,461
262,450	EQT Corporation	23,562,761
803,851	Marathon Oil Corporation	28,375,940
221,650	Schlumberger, Ltd.	19,972,882
499,700	Total SA ADR	30,616,619

	Total	138,532,544

Financials (23.2%)
181,280	ACE, Ltd.	18,767,918
221,660	Allstate Corporation	12,089,336
2,417,490	Bank of America Corporation	37,640,319
905,850	Citigroup, Inc.	47,203,844
222,600	Deutsche Bank AG	10,738,224
562,960	Invesco, Ltd.	20,491,744
703,520	MetLife, Inc.	37,933,798
763,360	Morgan Stanley	23,938,970
251,280	State Street Corporation	18,441,439
104,159	SVB Financial Group[a]	10,922,113
467,990	Wells Fargo & Company	21,246,746

	Total	259,414,451

Health Care (13.0%)
398,190	Baxter International, Inc.	27,694,115
313,790	Covidien plc	21,369,099
172,300	Express Scripts Holding Company[a]	12,102,352
862,700	Merck & Company, Inc.	43,178,135
456,540	Sanofi ADR[b]	24,484,240
225,347	UnitedHealth Group, Inc.	16,968,629

	Total	145,796,570

Industrials (9.8%)
98,100	Boeing Company	13,389,669
751,200	CSX Corporation	21,612,024
203,840	Honeywell International, Inc.	18,624,861
261,800	Ingersoll-Rand plc	16,126,880
402,600	Jacobs Engineering Group, Inc.[a]	25,359,774
180,440	Pentair, Ltd.	14,014,775

	Total	109,127,983

Information Technology (13.4%)
1,335,490	Cisco Systems, Inc.	29,981,751
483,660	Microsoft Corporation	18,103,394
361,180	NetApp, Inc.	14,858,945
315,100	Oracle Corporation	12,055,726
1,008,780	Symantec Corporation	23,787,032
297,800	Teradata Corporation[a]	13,546,922
550,090	Texas Instruments, Inc.	24,154,452
300,550	Xilinx, Inc.	13,801,256

	Total	150,289,478

Materials (3.1%)
188,000	Celanese Corporation	10,398,280
282,980	Dow Chemical Company	12,564,312
210,540	Nucor Corporation	11,238,625

	Total	34,201,217

Telecommunications Services (1.5%)
348,414	Verizon Communications, Inc.	17,121,064

	Total	17,121,064

Utilities (4.2%)
664,790	NiSource, Inc.	21,858,295
615,880	PG&E Corporation	24,807,647

	Total	46,665,942

	Total Common Stock (cost $782,767,243)	1,091,810,999

	Collateral Held for Securities Loaned (1.0%)
11,313,000	Thrivent Cash Management Trust	11,313,000

	Total Collateral Held for Securities Loaned (cost $11,313,000)	11,313,000

Shares or Principal Amount	Short-Term Investments (2.3%)[c]
	Thrivent Cash Management Trust
26,006,398	0.060%	26,006,398

	Total Short-Term Investments (at amortized cost)	26,006,398

	Total Investments (cost $820,086,641) 100.9%	$1,129,130,397

	Other Assets and Liabilities, Net (0.9%)	(9,968,358)

	Total Net Assets 100.0%	$1,119,162,039

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$310,545,794
Gross unrealized depreciation	(1,907,400)

Net unrealized appreciation (depreciation)	$308,638,394

Cost for federal income tax purposes	$820,492,003

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Large Cap Value Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	115,217,726	115,217,726	—	—
Consumer Staples	75,444,024	75,444,024	—	—
Energy	138,532,544	138,532,544	—	—
Financials	259,414,451	259,414,451	—	—
Health Care	145,796,570	145,796,570	—	—
Industrials	109,127,983	109,127,983	—	—
Information Technology	150,289,478	150,289,478	—	—
Materials	34,201,217	34,201,217	—	—
Telecommunications Services	17,121,064	17,121,064	—	—
Utilities	46,665,942	46,665,942	—	—
Collateral Held for Securities Loaned	11,313,000	11,313,000	—	—
Short-Term Investments	26,006,398	26,006,398	—	—

Total	$1,129,130,397	$1,129,130,397	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$9,489,875	$206,933,750	$205,110,625	11,313,000	$11,313,000	$53,597
Cash Management Trust- Short Term Investment	25,134,925	77,855,013	76,983,540	26,006,398	26,006,398	23,909
Total Value and Income Earned	34,624,800				37,319,398	77,506

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (93.2%)	Value
Consumer Discretionary (12.8%)
53,692	Amazon.com, Inc.[a]	$21,411,833
35,300	AutoZone, Inc.[a]	16,871,282
353,450	Comcast Corporation	18,367,029
70,680	Kohl’s Corporation	4,011,090
289,325	Las Vegas Sands Corporation	22,819,063
585,350	Twenty-First Century Fox, Inc.	20,592,613

	Total	104,072,910

Consumer Staples (8.4%)
150,850	Anheuser-Busch InBev NV ADR	16,059,491
132,250	CVS Caremark Corporation	9,465,133
213,700	Kimberly-Clark Corporation	22,323,102
229,725	Philip Morris International, Inc.	20,015,939

	Total	67,863,665

Energy (9.6%)
77,495	EOG Resources, Inc.	13,006,761
487,600	Marathon Oil Corporation	17,212,280
128,685	Schlumberger, Ltd.	11,595,805
196,350	Total SA ADR	12,030,365
1,570,700	Weatherford International, Ltd.[a]	24,330,143

	Total	78,175,354

Financials (16.2%)
121,880	ACE, Ltd.	12,618,236
295,434	Bank of America Corporation	4,599,907
391,780	Citigroup, Inc.	20,415,656
156,350	Deutsche Bank AG	7,542,324
350,660	Invesco, Ltd.	12,764,024
510,999	J.P. Morgan Chase & Company	29,883,222
10,275	MasterCard, Inc.	8,584,351
200,081	State Street Corporation	14,683,945
451,123	Wells Fargo & Company	20,480,984

	Total	131,572,649

Health Care (12.5%)
81,620	Baxter International, Inc.	5,676,671
118,610	Covidien plc	8,077,341
207,468	Express Scripts Holding Company[a]	14,572,552
229,009	Gilead Sciences, Inc.[a]	17,210,026
513,480	Merck & Company, Inc.	25,699,674
97,732	Perrigo Company plc	14,997,953
198,540	UnitedHealth Group, Inc.	14,950,062

	Total	101,184,279

Industrials (9.4%)
157,200	Boeing Company	21,456,228
55,150	Fluor Corporation	4,427,993
150,440	Honeywell International, Inc.	13,745,703
269,650	Jacobs Engineering Group, Inc.[a]	16,985,254
119,125	Union Pacific Corporation	20,013,000

	Total	76,628,178

Information Technology (19.1%)
70,984	Apple, Inc.	39,829,832
631,250	EMC Corporation	15,875,937
162,375	Facebook, Inc.[a]	8,875,418
21,744	Google, Inc.[a]	24,368,718
249,000	NetApp, Inc.	10,243,860
216,331	QUALCOMM, Inc.	16,062,577
142,100	Salesforce.com, Inc.[a]	7,842,499
216,300	Symantec Corporation	5,100,354
171,950	Teradata Corporation[a]	7,822,006
300	Twitter, Inc.[a]	19,095
117,405	VMware, Inc.[a]	10,532,403
186,570	Xilinx, Inc.	8,567,294

	Total	155,139,993

Materials (2.3%)
160,200	Celanese Corporation	8,860,662
193,500	Dow Chemical Company	8,591,400
49,257	Southern Copper Corporation	1,414,168

	Total	18,866,230

Utilities (2.9%)
381,680	NiSource, Inc.	12,549,638
269,700	PG&E Corporation	10,863,516

	Total	23,413,154

	Total Common Stock (cost $596,411,048)	756,916,412

Shares or Principal Amount	Short-Term Investments (6.7%)[b]	Value
	Federal Home Loan Bank Discount Notes
100,000	0.095%, 4/10/2014[c]	99,974
3,000,000	0.120%, 5/16/2014[c]	2,998,650
	Thrivent Cash Management Trust
51,163,767	0.060%	51,163,767

	Total Short-Term Investments (at amortized cost)	54,262,391

	Total Investments (cost $650,673,439) 99.9%	$811,178,803

	Other Assets and Liabilities, Net 0.1%	696,903

	Total Net Assets 100.0%	$811,875,706

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
c	At December 31, 2013, $2,998,669 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$160,170,108
Gross unrealized depreciation	(2,124,519)

Net unrealized appreciation (depreciation)	$158,045,589

Cost for federal income tax purposes	$653,133,214

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Large Cap Stock Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	104,072,910	104,072,910	—	—
Consumer Staples	67,863,665	67,863,665	—	—
Energy	78,175,354	78,175,354	—	—
Financials	131,572,649	131,572,649	—	—
Health Care	101,184,279	101,184,279	—	—
Industrials	76,628,178	76,628,178	—	—
Information Technology	155,139,993	155,139,993	—	—
Materials	18,866,230	18,866,230	—	—
Utilities	23,413,154	23,413,154	—	—
Short-Term Investments	54,262,391	51,163,767	3,098,624	—

Total	$811,178,803	$808,080,179	$3,098,624	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives Futures Contracts	1,888,625	—	1,888,625	—

Total Asset Derivatives	$1,888,625	$—	$1,888,625	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Eurex EURO STOXX 50 Futures	913	March 2014	$37,211,238	$39,099,863	$1,888,625
Total Futures Contracts					$1,888,625

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,888,625
Total Equity Contracts		1,888,625

Total Asset Derivatives		$1,888,625

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	7,631,519
Total Equity Contracts		7,631,519
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	13,091
Total Foreign Exchange Contracts		13,091

Total		$7,644,610

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	2,580,953
Total Equity Contracts		2,580,953

Total		$2,580,953

The following table presents Large Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Forwards (Notional)*	Forwards (Percentage of Average Net Assets)
Equity Contracts	$38,252,698	5.4%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$55,953	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$—	$61,239,592	$61,239,592	—	$—	$13,639
Cash Management Trust- Short Term Investment	66,760,615	84,548,795	100,145,643	51,163,767	51,163,767	46,076
Total Value and Income Earned	66,760,615				51,163,767	59,715

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (98.1%)	Value
Consumer Discretionary (12.4%)
8,700	Amazon.com, Inc.[a]	$3,469,473
1,500	AutoNation, Inc.[a]	74,535
800	AutoZone, Inc.[a]	382,352
5,100	Bed Bath & Beyond, Inc.[a]	409,530
6,325	Best Buy Company, Inc.	252,241
5,400	BorgWarner, Inc.	301,914
5,000	Cablevision Systems Corporation	89,650
5,300	CarMax, Inc.[a]	249,206
10,200	Carnival Corporation	409,734
13,072	CBS Corporation	833,209
700	Chipotle Mexican Grill, Inc.[a]	372,946
6,500	Coach, Inc.	364,845
60,915	Comcast Corporation	3,165,448
6,600	D.R. Horton, Inc.[a]	147,312
3,050	Darden Restaurants, Inc.	165,828
6,600	Delphi Automotive plc	396,858
11,500	DIRECTV[a]	794,535
5,300	Discovery Communications, Inc.[a]	479,226
6,900	Dollar General Corporation[a]	416,208
4,900	Dollar Tree, Inc.[a]	276,458
2,450	Expedia, Inc.	170,667
2,300	Family Dollar Stores, Inc.	149,431
92,111	Ford Motor Company	1,421,273
1,200	Fossil, Inc.[a]	143,928
5,300	Gannett Company, Inc.	156,774
6,262	Gap, Inc.	244,719
2,800	Garmin, Ltd.	129,416
26,538	General Motors Company[a]	1,084,608
3,600	Genuine Parts Company	299,484
5,700	Goodyear Tire & Rubber Company	135,945
70	Graham Holdings Company[a]	46,432
6,400	H&R Block, Inc.	185,856
5,200	Harley-Davidson, Inc.	360,048
1,600	Harman International Industries, Inc.	130,960
2,650	Hasbro, Inc.	145,777
33,000	Home Depot, Inc.	2,717,220
5,900	International Game Technology	107,144
9,767	Interpublic Group of Companies, Inc.	172,876
16,000	Johnson Controls, Inc.	820,800
4,800	Kohl’s Corporation	272,400
3,300	Leggett & Platt, Inc.[b]	102,102
3,900	Lennar Corporation	154,284
5,604	Limited Brands, Inc.	346,607
24,500	Lowe’s Companies, Inc.	1,213,975
8,668	Macy’s, Inc.	462,871
5,306	Marriott International, Inc.	261,904
7,950	Mattel, Inc.	378,261
23,200	McDonald’s Corporation	2,251,096
4,100	Michael Kors Holdings, Ltd.[a]	332,879
1,400	Mohawk Industries, Inc.[a]	208,460
1,400	Netflix, Inc.[a]	515,438
6,673	Newell Rubbermaid, Inc.	216,272
11,625	News Corporation[a]	209,483
17,400	NIKE, Inc.	1,368,336
3,400	Nordstrom, Inc.	210,120
6,000	Omnicom Group, Inc.	446,220
2,500	O’Reilly Automotive, Inc.[a]	321,775
2,400	PetSmart, Inc.	174,600
1,200	Priceline.com, Inc.[a]	1,394,880
8,092	Pulte Group, Inc.	164,834
1,900	PVH Corporation	258,438
1,400	Ralph Lauren Corporation	247,198
5,100	Ross Stores, Inc.	382,143
2,500	Scripps Networks Interactive, Inc.	216,025
2,000	Sherwin-Williams Company	367,000
1,400	Snap-On, Inc.	153,328
15,375	Staples, Inc.	244,309
17,600	Starbucks Corporation	1,379,664
4,500	Starwood Hotels & Resorts Worldwide, Inc.	357,525
14,700	Target Corporation	930,069
2,600	Tiffany & Company	241,228
6,658	Time Warner Cable, Inc.	902,159
21,150	Time Warner, Inc.	1,474,578
16,700	TJX Companies, Inc.	1,064,291
2,550	TripAdvisor, Inc.[a]	211,217
45,900	Twenty-First Century Fox, Inc.	1,614,762
2,600	Urban Outfitters, Inc.[a]	96,460
8,300	VF Corporation	517,422
9,472	Viacom, Inc.	827,284
38,247	Walt Disney Company	2,922,071
1,857	Whirlpool Corporation	291,289
3,072	Wyndham Worldwide Corporation	226,376
1,900	Wynn Resorts, Ltd.	368,999
10,480	Yum! Brands, Inc.	792,393

	Total	48,767,891

Consumer Staples (9.6%)
46,700	Altria Group, Inc.	1,792,813
15,368	Archer-Daniels-Midland Company	666,971
10,100	Avon Products, Inc.	173,922
3,800	Beam, Inc.	258,628
3,737	Brown-Forman Corporation	282,405
4,200	Campbell Soup Company	181,776
3,100	Clorox Company	287,556
88,800	Coca-Cola Company	3,668,328
5,700	Coca-Cola Enterprises, Inc.	251,541
20,500	Colgate-Palmolive Company	1,336,805
9,800	ConAgra Foods, Inc.	330,260
3,800	Constellation Brands, Inc.[a]	267,444
10,200	Costco Wholesale Corporation	1,213,902
27,844	CVS Caremark Corporation	1,992,795
4,700	Dr Pepper Snapple Group, Inc.	228,984
5,900	Estee Lauder Companies, Inc.	444,388
14,900	General Mills, Inc.	743,659
3,500	Hershey Company	340,305
3,200	Hormel Foods Corporation	144,544
2,551	J.M. Smucker Company	264,335
6,000	Kellogg Company	366,420
8,892	Kimberly-Clark Corporation	928,858
13,917	Kraft Foods Group, Inc.	750,405
12,100	Kroger Company	478,313
8,700	Lorillard, Inc.	440,916
3,100	McCormick & Company, Inc.	213,652
4,728	Mead Johnson Nutrition Company	396,017
3,600	Molson Coors Brewing Company	202,140
41,052	Mondelez International, Inc.	1,449,136

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (98.1%)	Value
Consumer Staples (9.6%) - continued
3,200	Monster Beverage Corporation[a]	$216,864
35,830	PepsiCo, Inc.	2,971,740
37,500	Philip Morris International, Inc.	3,267,375
63,538	Procter & Gamble Company	5,172,629
7,400	Reynolds American, Inc.	369,926
5,700	Safeway, Inc.	185,649
13,600	Sysco Corporation	490,960
6,400	Tyson Foods, Inc.	214,144
20,300	Walgreen Company	1,166,032
37,800	Wal-Mart Stores, Inc.	2,974,482
8,600	Whole Foods Market, Inc.	497,338

	Total	37,624,357

Energy (10.1%)
11,672	Anadarko Petroleum Corporation	925,823
9,320	Apache Corporation	800,961
10,283	Baker Hughes, Inc.	568,239
9,800	Cabot Oil & Gas Corporation	379,848
5,600	Cameron International Corporation[a]	333,368
11,800	Chesapeake Energy Corporation	320,252
44,896	Chevron Corporation	5,607,959
28,549	ConocoPhillips	2,016,987
5,300	Consol Energy, Inc.	201,612
8,600	Denbury Resources, Inc.[a]	141,298
8,900	Devon Energy Corporation	550,643
1,700	Diamond Offshore Drilling, Inc.	96,764
5,400	Ensco plc	308,772
6,400	EOG Resources, Inc.	1,074,176
3,500	EQT Corporation	314,230
102,090	Exxon Mobil Corporation	10,331,508
5,500	FMC Technologies, Inc.[a]	287,155
19,800	Halliburton Company	1,004,850
2,500	Helmerich & Payne, Inc.	210,200
6,700	Hess Corporation	556,100
15,700	Kinder Morgan, Inc.	565,200
16,368	Marathon Oil Corporation	577,790
7,084	Marathon Petroleum Corporation	649,815
4,100	Murphy Oil Corporation	266,008
6,100	Nabors Industries, Ltd.	103,639
10,000	National Oilwell Varco, Inc.	795,300
3,200	Newfield Exploration Company[a]	78,816
5,900	Noble Corporation	221,073
8,400	Noble Energy, Inc.	572,124
18,800	Occidental Petroleum Corporation	1,787,880
6,300	Peabody Energy Corporation	123,039
14,024	Phillips 66	1,081,671
3,300	Pioneer Natural Resources Company	607,431
4,200	QEP Resources, Inc.	128,730
3,800	Range Resources Corporation	320,378
2,900	Rowan Companies plc[a]	102,544
30,794	Schlumberger, Ltd.	2,774,847
8,100	Southwestern Energy Company[a]	318,573
15,604	Spectra Energy Corporation	555,815
3,200	Tesoro Corporation	187,200
8,000	Transocean, Ltd.[b]	395,360
12,600	Valero Energy Corporation	635,040
15,900	Williams Companies, Inc.	613,263
4,700	WPX Energy, Inc.[a]	95,786

	Total	39,588,067

Financials (17.1%)
7,900	ACE, Ltd.	817,887
10,800	Aflac, Inc.	721,440
10,682	Allstate Corporation	582,596
21,500	American Express Company	1,950,695
34,367	American International Group, Inc.	1,754,435
9,200	American Tower Corporation	734,344
4,500	Ameriprise Financial, Inc.	517,725
7,025	Aon plc	589,327
3,436	Apartment Investment & Management Company	89,027
1,700	Assurant, Inc.	112,829
2,901	AvalonBay Communities, Inc.	342,985
249,210	Bank of America Corporation	3,880,200
26,852	Bank of New York Mellon Corporation	938,209
16,400	BB&T Corporation	612,048
42,069	Berkshire Hathaway, Inc.[a]	4,987,701
3,000	BlackRock, Inc.	949,410
3,500	Boston Properties, Inc.	351,295
13,473	Capital One Financial Corporation	1,032,167
6,500	CBRE Group, Inc.[a]	170,950
27,025	Charles Schwab Corporation	702,650
5,900	Chubb Corporation	570,117
3,438	Cincinnati Financial Corporation	180,048
70,793	Citigroup, Inc.	3,689,023
7,300	CME Group, Inc.	572,758
4,350	Comerica, Inc.	206,799
11,225	Discover Financial Services	628,039
6,610	E*TRADE Financial Corporation[a]	129,820
7,800	Equity Residential	404,586
20,594	Fifth Third Bancorp	433,092
9,500	Franklin Resources, Inc.	548,435
12,600	General Growth Properties, Inc.	252,882
11,500	Genworth Financial, Inc.[a]	178,595
9,800	Goldman Sachs Group, Inc.	1,737,148
10,500	Hartford Financial Services Group, Inc.	380,415
10,600	HCP, Inc.	384,992
6,700	Health Care REIT, Inc.	358,919
17,641	Host Hotels & Resorts, Inc.	342,941
11,100	Hudson City Bancorp, Inc.	104,673
19,371	Huntington Bancshares, Inc.	186,930
2,650	IntercontinentalExchange, Inc.	596,038
10,300	Invesco, Ltd.	374,920
87,748	J.P. Morgan Chase & Company	5,131,503
21,000	KeyCorp	281,820
9,500	Kimco Realty Corporation	187,625
2,500	Legg Mason, Inc.	108,700
7,301	Leucadia National Corporation	206,910
6,194	Lincoln National Corporation	319,734
7,100	Loews Corporation	342,504
3,000	M&T Bank Corporation[b]	349,260
3,200	Macerich Company	188,448
12,800	Marsh & McLennan Companies, Inc.	619,008
2,400	MasterCard, Inc.	2,005,104

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (98.1%)	Value
Financials (17.1%) - continued
6,400	McGraw-Hill Companies, Inc.	$500,480
26,132	MetLife, Inc.	1,409,037
4,500	Moody’s Corporation	353,115
32,350	Morgan Stanley	1,014,496
2,700	NASDAQ OMX Group, Inc.	107,460
5,200	Northern Trust Corporation	321,828
7,500	People’s United Financial, Inc.	113,400
4,100	Plum Creek Timber Company, Inc.	190,691
12,414	PNC Financial Services Group, Inc.	963,078
6,400	Principal Financial Group, Inc.	315,584
12,900	Progressive Corporation	351,783
11,596	Prologis, Inc.	428,472
10,800	Prudential Financial, Inc.	995,976
3,400	Public Storage, Inc.	511,768
32,277	Regions Financial Corporation	319,220
7,244	Simon Property Group, Inc.	1,102,247
10,200	SLM Corporation	268,056
10,300	State Street Corporation	755,917
12,500	SunTrust Banks, Inc.	460,125
6,068	T. Rowe Price Group, Inc.	508,316
2,200	Torchmark Corporation	171,930
8,481	Travelers Companies, Inc.	767,870
42,685	U.S. Bancorp	1,724,474
6,124	Unum Group	214,830
6,800	Ventas, Inc.	389,504
11,900	Visa, Inc.	2,649,892
3,997	Vornado Realty Trust	354,894
112,040	Wells Fargo & Company	5,086,616
13,582	Weyerhaeuser Company REIT	428,784
6,700	XL Group plc	213,328
4,300	Zions Bancorporation	128,828

	Total	66,961,705

Health Care (12.6%)
36,200	Abbott Laboratories	1,387,546
37,100	AbbVie, Inc.	1,959,251
4,100	Actavis, Inc.[a]	688,800
8,639	Aetna, Inc.	592,549
4,600	Alexion Pharmaceuticals, Inc.[a]	612,076
6,900	Allergan, Inc.	766,452
5,400	AmerisourceBergen Corporation	379,674
17,540	Amgen, Inc.	2,002,366
12,600	Baxter International, Inc.	876,330
4,500	Becton, Dickinson and Company	497,205
5,500	Biogen Idec, Inc.[a]	1,538,625
31,250	Boston Scientific Corporation[a]	375,625
38,398	Bristol-Myers Squibb Company	2,040,854
1,800	C.R. Bard, Inc.	241,092
7,975	Cardinal Health, Inc.	532,810
4,987	CareFusion Corporation[a]	198,582
9,600	Celgene Corporation[a]	1,622,016
6,900	Cerner Corporation[a]	384,606
6,500	CIGNA Corporation	568,620
10,800	Covidien plc	735,480
4,100	DaVita HealthCare Partners, Inc.[a]	259,817
3,300	DENTSPLY International, Inc.	159,984
2,600	Edwards Lifesciences Corporation[a]	170,976
23,100	Eli Lilly and Company	1,178,100
18,845	Express Scripts Holding Company[a]	1,323,673
5,500	Forest Laboratories, Inc.[a]	330,165
35,800	Gilead Sciences, Inc.[a]	2,690,370
3,880	Hospira, Inc.[a]	160,166
3,700	Humana, Inc.	381,914
900	Intuitive Surgical, Inc.[a]	345,672
65,840	Johnson & Johnson	6,030,286
2,100	Laboratory Corporation of America Holdings[a]	191,877
4,043	Life Technologies Corporation[a]	306,459
5,342	McKesson Corporation	862,199
23,300	Medtronic, Inc.	1,337,187
68,183	Merck & Company, Inc.	3,412,559
8,900	Mylan, Inc.[a]	386,260
2,000	Patterson Companies, Inc.	82,400
2,600	PerkinElmer, Inc.	107,198
3,100	Perrigo Company plc	475,726
151,460	Pfizer, Inc.	4,639,220
3,400	Quest Diagnostics, Inc.	182,036
1,800	Regeneron Pharmaceuticals, Inc.[a]	495,432
6,784	St. Jude Medical, Inc.	420,269
6,800	Stryker Corporation	510,952
2,375	Tenet Healthcare Corporation[a]	100,035
8,400	Thermo Fisher Scientific, Inc.	935,340
23,600	UnitedHealth Group, Inc.	1,777,080
2,500	Varian Medical Systems, Inc.[a]	194,225
5,500	Vertex Pharmaceuticals, Inc.[a]	408,650
2,000	Waters Corporation[a]	200,000
7,000	WellPoint, Inc.	646,730
3,950	Zimmer Holdings, Inc.	368,100
11,700	Zoetis, Inc.	382,473

	Total	49,454,089

Industrials (10.7%)
15,000	3M Company	2,103,750
4,700	ADT Corporation	190,209
2,101	Allegion plc[a]	92,843
5,700	AMETEK, Inc.	300,219
16,160	Boeing Company	2,205,679
3,600	C.H. Robinson Worldwide, Inc.	210,024
14,800	Caterpillar, Inc.	1,343,988
2,400	Cintas Corporation	143,016
23,700	CSX Corporation	681,849
4,100	Cummins, Inc.	577,977
14,000	Danaher Corporation	1,080,800
9,000	Deere & Company	821,970
19,900	Delta Air Lines, Inc.	546,653
4,000	Dover Corporation	386,160
900	Dun & Bradstreet Corporation	110,475
11,044	Eaton Corporation plc	840,669
16,500	Emerson Electric Company	1,157,970
2,800	Equifax, Inc.	193,452
4,800	Expeditors International of Washington, Inc.	212,400
6,300	Fastenal Company	299,313
6,960	FedEx Corporation	1,000,639
1,600	First Solar, Inc.[a]	87,424
3,300	Flowserve Corporation	260,139
3,800	Fluor Corporation	305,102
7,800	General Dynamics Corporation	745,290
236,400	General Electric Company	6,626,292

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (98.1%)	Value
Industrials (10.7%) - continued
18,275	Honeywell International, Inc.	$1,669,787
9,600	Illinois Tool Works, Inc.	807,168
6,300	Ingersoll-Rand plc	388,080
3,919	Iron Mountain, Inc.	118,942
3,100	Jacobs Engineering Group, Inc.[a]	195,269
2,500	Joy Global, Inc.	146,225
2,600	Kansas City Southern	321,958
2,100	L-3 Communications Holdings, Inc.	224,406
6,300	Lockheed Martin Corporation	936,558
8,300	Masco Corporation	188,991
5,850	Nielsen Holdings NV	268,457
7,300	Norfolk Southern Corporation	677,659
5,198	Northrop Grumman Corporation	595,743
8,237	PACCAR, Inc.	487,383
2,600	Pall Corporation	221,910
3,475	Parker Hannifin Corporation	447,024
4,699	Pentair, Ltd.	364,971
4,700	Pitney Bowes, Inc.	109,510
3,400	Precision Castparts Corporation	915,620
5,000	Quanta Services, Inc.[a]	157,800
7,500	Raytheon Company	680,250
6,320	Republic Services, Inc.	209,824
3,300	Robert Half International, Inc.	138,567
3,200	Rockwell Automation, Inc.	378,112
3,200	Rockwell Collins, Inc.	236,544
2,300	Roper Industries, Inc.	318,964
1,200	Ryder System, Inc.	88,536
16,300	Southwest Airlines Company	307,092
3,700	Stanley Black & Decker, Inc.	298,553
2,000	Stericycle, Inc.[a]	232,340
6,500	Textron, Inc.	238,940
10,800	Tyco International, Ltd.	443,232
10,800	Union Pacific Corporation	1,814,400
16,700	United Parcel Service, Inc.	1,754,836
19,700	United Technologies Corporation	2,241,860
1,400	W.W. Grainger, Inc.	357,588
10,099	Waste Management, Inc.	453,142
4,300	Xylem, Inc.	148,780

	Total	42,109,323

Information Technology (17.2%)
14,900	Accenture plc	1,225,078
10,900	Adobe Systems, Inc.[a]	652,692
7,715	Agilent Technologies, Inc.	441,221
4,200	Akamai Technologies, Inc.[a]	198,156
1,100	Alliance Data Systems Corporation[a]	289,223
7,500	Altera Corporation	243,975
3,700	Amphenol Corporation	329,966
7,200	Analog Devices, Inc.	366,696
21,000	Apple, Inc.[c]	11,783,310
28,100	Applied Materials, Inc.	497,089
5,200	Autodesk, Inc.[a]	261,716
11,300	Automatic Data Processing, Inc.	913,153
12,700	Broadcom Corporation	376,555
7,612	CA, Inc.	256,144
124,800	Cisco Systems, Inc.	2,801,760
4,300	Citrix Systems, Inc.[a]	271,975
7,000	Cognizant Technology Solutions Corporation[a]	706,860
3,500	Computer Sciences Corporation	195,580
33,900	Corning, Inc.	604,098
27,200	eBay, Inc.[a]	1,493,008
7,200	Electronic Arts, Inc.[a]	165,168
48,086	EMC Corporation	1,209,363
1,900	F5 Networks, Inc.[a]	172,634
38,400	Facebook, Inc.[a]	2,098,944
6,800	Fidelity National Information Services, Inc.	365,024
6,000	Fiserv, Inc.[a]	354,300
3,300	FLIR Systems, Inc.	99,330
2,800	GameStop Corporation	137,928
6,600	Google, Inc.[a]	7,396,686
2,500	Harris Corporation	174,525
44,786	Hewlett-Packard Company	1,253,112
116,100	Intel Corporation	3,013,956
23,900	International Business Machines Corporation	4,482,923
6,700	Intuit, Inc.	511,344
4,300	Jabil Circuit, Inc.	74,992
11,800	Juniper Networks, Inc.[a]	266,326
3,900	KLA-Tencor Corporation	251,394
3,800	Lam Research Corporation[a]	206,910
5,400	Linear Technology Corporation	245,970
12,700	LSI Corporation	139,954
4,600	Microchip Technology, Inc.[b]	205,850
24,500	Micron Technology, Inc.[a]	533,120
177,400	Microsoft Corporation	6,640,082
5,455	Motorola Solutions, Inc.	368,212
8,000	NetApp, Inc.	329,120
13,450	NVIDIA Corporation	215,469
82,037	Oracle Corporation	3,138,736
7,500	Paychex, Inc.	341,475
39,500	QUALCOMM, Inc.	2,932,875
4,400	Red Hat, Inc.[a]	246,576
12,900	Salesforce.com, Inc.[a]	711,951
5,300	SanDisk Corporation	373,862
7,600	Seagate Technology plc	426,816
16,224	Symantec Corporation	382,562
9,600	TE Connectivity, Ltd.	529,056
3,800	Teradata Corporation[a]	172,862
25,600	Texas Instruments, Inc.	1,124,096
3,800	Total System Services, Inc.	126,464
3,100	VeriSign, Inc.[a]	185,318
5,000	Western Digital Corporation	419,500
12,880	Western Union Company	222,180
26,985	Xerox Corporation	328,407
6,200	Xilinx, Inc.	284,704
22,100	Yahoo!, Inc.[a]	893,724

	Total	67,662,055

Materials (3.3%)
4,900	Air Products and Chemicals, Inc.	547,722
1,600	Airgas, Inc.	178,960
24,964	Alcoa, Inc.	265,367
2,569	Allegheny Technologies, Inc.	91,534
2,300	Avery Dennison Corporation	115,437
3,400	Ball Corporation	175,644
2,400	Bemis Company, Inc.	98,304
1,300	CF Industries Holdings, Inc.	302,952
3,600	Cliffs Natural Resources, Inc.[b]	94,356
28,293	Dow Chemical Company	1,256,209

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Shares	Common Stock (98.1%)	Value
Materials (3.3%) - continued
21,611	E.I. du Pont de Nemours and Company	$1,404,067
3,600	Eastman Chemical Company	290,520
6,300	Ecolab, Inc.	656,901
3,200	FMC Corporation	241,472
24,192	Freeport-McMoRan Copper & Gold, Inc.	913,006
1,900	International Flavors & Fragrances, Inc.	163,362
10,371	International Paper Company	508,490
10,200	LyondellBasell Industries NV	818,856
4,081	MeadWestvaco Corporation	150,711
12,278	Monsanto Company	1,431,001
7,900	Mosaic Company	373,433
11,548	Newmont Mining Corporation	265,950
7,400	Nucor Corporation	395,012
3,900	Owens-Illinois, Inc.[a]	139,542
3,300	PPG Industries, Inc.	625,878
6,900	Praxair, Inc.	897,207
4,552	Sealed Air Corporation	154,996
2,800	Sigma-Aldrich Corporation	263,228
3,400	United States Steel Corporation	100,300
3,000	Vulcan Materials Company	178,260

	Total	13,098,677

Telecommunications Services (2.2%)
123,139	AT&T, Inc.	4,329,567
13,825	CenturyLink, Inc.[b]	440,326
7,800	Crown Castle International Corporation[a]	572,754
23,278	Frontier Communications Corporation[b]	108,243
66,796	Verizon Communications, Inc.	3,282,356
13,907	Windstream Corporation[b]	110,978

	Total	8,844,224

Utilities (2.9%)
15,250	AES Corporation	221,278
2,805	AGL Resources, Inc.	132,480
5,700	Ameren Corporation	206,112
11,360	American Electric Power Company, Inc.	530,966
9,973	CenterPoint Energy, Inc.	231,174
6,200	CMS Energy Corporation	165,974
6,800	Consolidated Edison, Inc.	375,904
13,494	Dominion Resources, Inc.	872,927
4,100	DTE Energy Company	272,199
16,402	Duke Energy Corporation	1,131,902
7,600	Edison International, Inc.	351,880
4,200	Entergy Corporation	265,734
19,974	Exelon Corporation	547,088
9,734	FirstEnergy Corporation	321,027
1,815	Integrys Energy Group, Inc.[b]	98,754
10,000	NextEra Energy, Inc.	856,200
7,309	NiSource, Inc.	240,320
7,300	Northeast Utilities	309,447
7,500	NRG Energy, Inc.	215,400
4,800	ONEOK, Inc.	298,464
5,800	Pepco Holdings, Inc.	110,954
10,500	PG&E Corporation	422,940
2,600	Pinnacle West Capital Corporation	137,592
14,700	PPL Corporation	442,323
11,800	Public Service Enterprise Group, Inc.	378,072
3,200	SCANA Corporation	150,176
5,275	Sempra Energy	473,484
20,600	Southern Company	846,866
4,800	TECO Energy, Inc.[b]	82,752
5,300	Wisconsin Energy Corporation	219,102
11,605	Xcel Energy, Inc.	324,244

	Total	11,233,735

	Total Common Stock (cost $234,789,437)	385,344,123

	Collateral Held for Securities Loaned (0.4%)
1,553,927	Thrivent Cash Management Trust	1,553,927

	Total Collateral Held for Securities Loaned (cost $1,553,927)	1,553,927

Shares or Principal Amount	Short-Term Investments (1.8%)[d]
	Thrivent Cash Management Trust
6,939,002	0.060%	6,939,002

	Total Short-Term Investments (at amortized cost)	6,939,002

	Total Investments (cost $243,282,366) 100.3%	$393,837,052

	Other Assets and Liabilities, Net (0.3%)	(1,207,011)

	Total Net Assets 100.0%	$392,630,041

a	Non-income producing security.
b	All or a portion of the security is on loan.
c	At December 31, 2013, $1,122,220 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
d	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Definitions:

REIT -	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$145,772,901
Gross unrealized depreciation	(11,399,571)

Net unrealized appreciation (depreciation)	$134,373,330

Cost for federal income tax purposes	$259,463,722

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Large Cap Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	48,767,891	48,767,891	—	—
Consumer Staples	37,624,357	37,624,357	—	—
Energy	39,588,067	39,588,067	—	—
Financials	66,961,705	66,961,705	—	—
Health Care	49,454,089	49,454,089	—	—
Industrials	42,109,323	42,109,323	—	—
Information Technology	67,662,055	67,662,055	—	—
Materials	13,098,677	13,098,677	—	—
Telecommunications Services	8,844,224	8,844,224	—	—
Utilities	11,233,735	11,233,735	—	—
Collateral Held for Securities Loaned	1,553,927	1,553,927	—	—
Short-Term Investments	6,939,002	6,939,002	—	—

Total	$393,837,052	$393,837,052	$—	$—

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	256,489	256,489	—	—

Total Asset Derivatives	$256,489	$256,489	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	15	March 2014	$6,647,636	$6,904,125	$256,489
Total Futures Contracts					$256,489

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	256,489
Total Equity Contracts		256,489

Total Asset Derivatives		$256,489

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,004,093
Total Equity Contracts		1,004,093

Total		$1,004,093

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	278,971
Total Equity Contracts		278,971

Total		$278,971

The following table presents Large Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)
Equity Contracts	$5,326,606	1.5%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$1,526,426	$20,498,905	$20,471,404	1,553,927	$1,553,927	$9,413
Cash Management Trust- Short Term Investment	2,166,703	23,718,687	18,946,388	6,939,002	6,939,002	4,184
Total Value and Income Earned	3,693,129				8,492,929	13,597

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (3.6%)[a]	Value
Communications Services (1.3%)
	Clear Channel Communications, Inc., Term Loan
$134,677	3.819%, 1/29/2016	$130,281
7,733,196	6.919%, 1/30/2019	7,375,536
2,487,127	7.669%, 7/30/2019	2,448,278
	McGraw-Hill Global Education Holdings, LLC, Term Loan
2,365,125	9.000%, 3/22/2019	2,405,521

	Total	12,359,616

Consumer Cyclical (0.3%)
	Mohegan Tribal Gaming Authority, Term Loan
2,710,000	5.500%, 11/19/2019	2,748,970

	Total	2,748,970

Consumer Non-Cyclical (1.2%)
	Albertsons, Inc., Term Loan
2,985,000	4.750%, 3/21/2019[b,c]	2,998,671
	DJO Finance, LLC, Term Loan
3,274,767	4.750%, 9/15/2017	3,305,485
	HCA, Inc., Term Loan
4,717,722	2.997%, 5/1/2018	4,716,731

	Total	11,020,887

Financials (0.3%)
	Nuveen Investments, Inc., Term Loan
2,650,000	6.500%, 2/28/2019	2,618,200

	Total	2,618,200

Technology (0.5%)
	First Data Corporation Extended, Term Loan
4,280,676	4.164%, 3/23/2018	4,283,630

	Total	4,283,630

	Total Bank Loans (cost $32,390,575)	33,031,303

	Long-Term Fixed Income (92.9%)
Asset-Backed Securities (0.3%)
	Renaissance Home Equity Loan Trust
2,326,745	5.746%, 5/25/2036	1,731,112
1,800,000	6.011%, 5/25/2036	1,260,770

	Total	2,991,882

Basic Materials (8.4%)
	APERAM
2,645,000	7.750%, 4/1/2018[d]	2,711,125
	Bluescope Steel, Ltd.
1,590,000	7.125%, 5/1/2018[d]	1,665,525
	CONSOL Energy, Inc.
1,900,000	8.000%, 4/1/2017	2,002,125
2,770,000	8.250%, 4/1/2020	2,998,525
	FMG Resources Pty. Ltd.
2,630,000	7.000%, 11/1/2015[d,e]	2,728,625
1,590,000	6.000%, 4/1/2017[d,e]	1,689,375
3,200,000	6.875%, 2/1/2018[d,e]	3,368,000
4,390,000	8.250%, 11/1/2019[d,e]	4,927,775
	Graphic Packaging International, Inc.
1,600,000	7.875%, 10/1/2018	1,736,000
790,000	4.750%, 4/15/2021	782,100
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
6,410,000	8.875%, 2/1/2018	6,658,387
	INEOS Group Holdings SA
3,245,000	6.125%, 8/15/2018[d]	3,261,225
	Inmet Mining Corporation
3,300,000	8.750%, 6/1/2020[d]	3,580,500
2,900,000	7.500%, 6/1/2021[d]	3,030,500
	Magnetation, LLC
2,640,000	11.000%, 5/15/2018[d]	2,877,600
	Midwest Vanadium, Pty. Ltd.
3,430,000	11.500%, 2/15/2018[f]	2,846,900
	NOVA Chemicals Corporation
5,500,000	8.625%, 11/1/2019	6,056,875
	Novelis, Inc.
3,950,000	8.750%, 12/15/2020	4,394,375
	Resolute Forest Products, Inc.
3,170,000	5.875%, 5/15/2023[d]	2,932,250
	Ryerson, Inc.
2,100,000	9.000%, 10/15/2017	2,226,000
	Sappi Papier Holding GmbH
2,645,000	8.375%, 6/15/2019[d]	2,902,888
	Severstal Columbus, LLC
3,600,000	10.250%, 2/15/2018	3,816,000
	Tembec Industries, Inc.
3,180,000	11.250%, 12/15/2018	3,482,100
	Westmoreland Coal Company
3,930,000	10.750%, 2/1/2018	4,313,175

	Total	76,987,950

Capital Goods (7.6%)
	Case New Holland, Inc.
2,550,000	7.875%, 12/1/2017	3,009,000
	Cemex Finance, LLC
2,130,000	9.375%, 10/12/2017[d]	2,401,575
	Cemex SAB de CV
2,630,000	9.000%, 1/11/2018[d]	2,886,425
3,780,000	4.999%, 10/15/2018[d,e,g]	3,925,530
	CNH Capital, LLC
2,150,000	3.625%, 4/15/2018	2,179,563
	CTP Transportation Products, LLC
1,910,000	8.250%, 12/15/2019[d]	1,991,175
	EnergySolutions, Inc.
2,650,000	10.750%, 8/15/2018	2,828,875
	Liberty Tire Recycling
2,130,000	11.000%, 10/1/2016[f]	2,135,325
	Manitowoc Company, Inc.
4,730,000	8.500%, 11/1/2020	5,368,550
	Milacron, LLC
2,640,000	7.750%, 2/15/2021[d]	2,772,000
	Nortek, Inc.
3,160,000	10.000%, 12/1/2018	3,487,850
3,640,000	8.500%, 4/15/2021	4,031,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (92.9%)	Value
Capital Goods (7.6%) - continued
	Owens-Illinois, Inc.
$3,470,000	7.800%, 5/15/2018	$4,007,850
	Reynolds Group Issuer, Inc.
1,580,000	9.000%, 4/15/2019	1,694,550
2,160,000	9.875%, 8/15/2019	2,403,000
2,100,000	5.750%, 10/15/2020	2,142,000
2,630,000	8.250%, 2/15/2021[e]	2,807,525
	RSC Equipment Rental, Inc.
3,120,000	8.250%, 2/1/2021	3,517,800
	Safeway Group Holding, LLC
3,175,000	7.000%, 5/15/2018[d]	3,349,625
	Silgan Holdings, Inc.
3,970,000	5.000%, 4/1/2020	3,920,375
	Tekni-Plex, Inc.
2,677,000	9.750%, 6/1/2019[d]	3,038,395
	United Rentals North America, Inc.
1,070,000	7.375%, 5/15/2020	1,186,362
	UR Financing Escrow Corporation
4,250,000	7.625%, 4/15/2022	4,722,812

	Total	69,807,462

Communications Services (16.5%)
	Altice Financing SA
1,080,000	6.500%, 1/15/2022[d]	1,090,800
	Altice Finco SA
1,050,000	9.875%, 12/15/2020[d]	1,181,250
540,000	8.125%, 1/15/2024[d]	560,250
	AMC Networks, Inc.
4,810,000	7.750%, 7/15/2021	5,411,250
	CCO Holdings, LLC
4,250,000	7.250%, 10/30/2017	4,499,687
1,610,000	7.000%, 1/15/2019	1,696,537
800,000	7.375%, 6/1/2020	866,000
	CenturyLink, Inc.
710,000	5.625%, 4/1/2020	722,425
	Cequel Communications Escrow 1, LLC
3,500,000	6.375%, 9/15/2020[d]	3,587,500
	Clear Channel Worldwide Holdings, Inc.
5,000,000	6.500%, 11/15/2022	5,106,250
	Digicel, Ltd.
4,210,000	8.250%, 9/1/2017[d]	4,378,400
1,680,000	7.000%, 2/15/2020[d]	1,696,800
3,220,000	6.000%, 4/15/2021[d]	3,107,300
	DISH DBS Corporation
2,645,000	5.125%, 5/1/2020	2,651,613
	Eileme 2 AB
4,260,000	11.625%, 1/31/2020[f]	5,106,586
	Frontier Communications Corporation
3,190,000	8.250%, 4/15/2017	3,700,400
	Gray Television, Inc.
2,710,000	7.500%, 10/1/2020	2,879,375
	Hughes Satellite Systems Corporation
4,850,000	6.500%, 6/15/2019	5,250,125
	Intelsat Jackson Holdings SA
7,470,000	7.250%, 10/15/2020	8,170,312
1,580,000	6.625%, 12/15/2022	1,627,400
	Intelsat Luxembourg SA
3,710,000	7.750%, 6/1/2021[d]	3,978,975
	Level 3 Financing, Inc.
4,230,000	8.625%, 7/15/2020	4,737,600
1,620,000	6.125%, 1/15/2021[d]	1,636,200
	McGraw-Hill Global Education Holdings, LLC
5,295,000	9.750%, 4/1/2021[d]	5,850,975
	MDC Partners, Inc.
3,190,000	6.750%, 4/1/2020[d]	3,337,537
	Satmex Escrow SA de CV
5,230,000	9.500%, 5/15/2017	5,622,250
	Sprint Communications, Inc.
8,180,000	9.000%, 11/15/2018[d]	9,856,900
2,870,000	7.000%, 3/1/2020[d]	3,200,050
4,000,000	6.000%, 11/15/2022	3,900,000
	Sprint Corporation
3,460,000	7.125%, 6/15/2024[d]	3,511,900
	T-Mobile USA, Inc.
3,790,000	6.542%, 4/28/2020	4,026,875
985,000	6.633%, 4/28/2021	1,036,713
1,080,000	6.125%, 1/15/2022	1,098,900
810,000	6.731%, 4/28/2022	844,425
1,080,000	6.500%, 1/15/2024	1,093,500
	Unitymedia Hessen GmbH & Company KG
5,100,000	5.500%, 1/15/2023[d]	4,947,000
	Univision Communications, Inc.
3,000,000	6.750%, 9/15/2022[d]	3,285,000
	UPC Holding BV
4,500,000	9.875%, 4/15/2018[d]	4,826,250
	UPCB Finance V, Ltd.
1,600,000	7.250%, 11/15/2021[d]	1,736,000
	Verizon Communications, Inc.
1,560,000	5.150%, 9/15/2023	1,674,960
	Virgin Media Finance plc
1,196,000	8.375%, 10/15/2019	1,306,630
	WideOpenWest Finance, LLC
5,120,000	10.250%, 7/15/2019	5,683,200
	Wind Acquisition Finance SA
4,760,000	11.750%, 7/15/2017[d]	5,063,450
	Windstream Corporation
2,170,000	7.750%, 10/1/2021	2,300,200
	Zayo Group, LLC
3,425,000	8.125%, 1/1/2020	3,750,375

	Total	151,596,125

Consumer Cyclical (14.0%)
	Beazer Homes USA, Inc.
1,050,000	9.125%, 6/15/2018	1,123,500
3,530,000	9.125%, 5/15/2019	3,777,100
	Best Buy Company, Inc.
2,640,000	5.000%, 8/1/2018	2,765,400
	Brand Energy & Infrastructure Services, Inc.
2,170,000	8.500%, 12/1/2021[d]	2,205,263
	Brookfield Residential Properties, Inc.
2,630,000	6.500%, 12/15/2020[d]	2,728,625
2,110,000	6.125%, 7/1/2022[d]	2,120,550

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (92.9%)	Value
Consumer Cyclical (14.0%) - continued
	Burlington Coat Factory Warehouse Corporation
$3,650,000	10.000%, 2/15/2019[e]	$4,110,812
	Choice Hotels International, Inc.
6,750,000	5.750%, 7/1/2022	7,045,312
	Chrysler Group, LLC
2,770,000	8.000%, 6/15/2019	3,060,850
2,100,000	8.250%, 6/15/2021[e]	2,388,750
	Churchill Downs, Inc.
2,170,000	5.375%, 12/15/2021[d]	2,207,975
	Cinemark USA, Inc.
5,475,000	4.875%, 6/1/2023	5,146,500
	CST Brands, Inc.
2,110,000	5.000%, 5/1/2023	2,036,150
	DineEquity, Inc.
4,200,000	9.500%, 10/30/2018[e]	4,662,000
	Eldorado Resorts, LLC
4,820,000	8.625%, 6/15/2019[f]	5,145,350
	General Motors Financial Company, Inc.
2,900,000	4.750%, 8/15/2017[d]	3,077,625
1,720,000	3.250%, 5/15/2018[d]	1,720,000
1,310,000	6.750%, 6/1/2018	1,493,400
	GLP Capital, LP
3,245,000	5.375%, 11/1/2023[d]	3,188,212
	Hilton Worldwide Finance, LLC
3,350,000	5.625%, 10/15/2021[d]	3,475,625
	Jaguar Land Rover Automotive plc
2,490,000	4.125%, 12/15/2018[d]	2,505,563
1,050,000	5.625%, 2/1/2023[d]	1,050,000
	KB Home
1,070,000	7.250%, 6/15/2018	1,179,675
2,000,000	8.000%, 3/15/2020[e]	2,210,000
1,580,000	7.500%, 9/15/2022	1,662,950
	L Brands, Inc.
1,570,000	6.625%, 4/1/2021	1,723,075
1,860,000	5.625%, 2/15/2022	1,901,850
	Lear Corporation
1,760,000	7.875%, 3/15/2018	1,843,600
1,760,000	8.125%, 3/15/2020	1,940,400
1,110,000	4.750%, 1/15/2023[d]	1,040,625
	LKQ Corporation
2,910,000	4.750%, 5/15/2023[d]	2,706,300
	MCE Finance, Ltd.
2,370,000	5.000%, 2/15/2021[d]	2,310,750
	MGM Resorts International
6,000,000	5.250%, 3/31/2020	5,955,000
	Mohegan Tribal Gaming Authority
4,820,000	9.750%, 9/1/2021[d,e]	5,193,550
	New Cotai, LLC
3,914,950	10.625%, 5/1/2019[f]	4,012,824
	Rite Aid Corporation
3,165,000	6.750%, 6/15/2021[e]	3,319,294
	Seminole Indian Tribe of Florida
4,290,000	7.804%, 10/1/2020[d]	4,697,550
	Seven Seas Cruises S de RL, LLC
5,270,000	9.125%, 5/15/2019[d]	5,803,587
	Studio City Finance, Ltd.
5,240,000	8.500%, 12/1/2020[d]	5,803,300
	Tunica-Biloxi Gaming Authority
4,770,000	9.000%, 11/15/2015[f]	4,293,000
	West Corporation
4,150,000	8.625%, 10/1/2018	4,513,125

	Total	129,145,017

Consumer Non-Cyclical (9.9%)
	B&G Foods, Inc.
3,700,000	4.625%, 6/1/2021	3,552,000
	Biomet, Inc.
3,105,000	6.500%, 8/1/2020	3,260,250
2,115,000	6.500%, 10/1/2020	2,178,450
	CHS/Community Health Systems, Inc.
1,585,000	7.125%, 7/15/2020	1,644,438
	Emergency Medical Services Corporation
3,166,000	8.125%, 6/1/2019	3,431,152
	Endo Health Solutions, Inc.
4,260,000	7.250%, 1/15/2022	4,558,200
	Fresenius Medical Care US Finance, Inc.
2,660,000	6.500%, 9/15/2018[d]	3,005,800
2,150,000	5.750%, 2/15/2021[d]	2,279,000
	HCA, Inc.
2,645,000	6.500%, 2/15/2020	2,906,194
2,640,000	5.875%, 3/15/2022	2,725,800
3,360,000	4.750%, 5/1/2023	3,158,400
	Health Management Associates, Inc.
4,355,000	7.375%, 1/15/2020	4,872,156
	Healthcare Technology Intermediate, Inc.
3,220,000	7.375%, 9/1/2018[d]	3,348,800
	JBS Finance II, Ltd.
4,550,000	8.250%, 1/29/2018[f]	4,777,500
	JBS USA, LLC
2,900,000	7.250%, 6/1/2021[d]	3,016,000
	Libbey Glass, Inc.
3,321,000	6.875%, 5/15/2020	3,586,680
	Michael Foods Holding, Inc.
2,507,000	8.500%, 7/15/2018[d]	2,651,153
	Prestige Brands, Inc.
1,080,000	5.375%, 12/15/2021[d]	1,090,800
	Revlon Consumer Products Corporation
4,760,000	5.750%, 2/15/2021	4,694,550
	Spectrum Brands Escrow Corporation
2,220,000	6.375%, 11/15/2020[d]	2,369,850
2,030,000	6.625%, 11/15/2022[d]	2,159,412
	Teleflex, Inc.
4,210,000	6.875%, 6/1/2019	4,420,500
	Tenet Healthcare Corporation
6,225,000	8.125%, 4/1/2022	6,707,438
	Valeant Pharmaceuticals International
2,600,000	7.250%, 7/15/2022[d]	2,798,250
	Valeant Pharmaceuticals International, Inc.
520,000	5.625%, 12/1/2021[d]	522,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (92.9%)	Value
Consumer Non-Cyclical (9.9%) - continued
	Visant Corporation
$4,890,000	10.000%, 10/1/2017	$4,743,300
	VPII Escrow Corporation
1,850,000	7.500%, 7/15/2021[d]	2,030,375
	Warner Chilcott Company, LLC
4,565,000	7.750%, 9/15/2018	4,941,612

	Total	91,430,660

Energy (12.4%)
	Bonanza Creek Energy, Inc.
5,085,000	6.750%, 4/15/2021	5,326,538
	Bristow Group, Inc.
4,020,000	6.250%, 10/15/2022	4,243,914
	Chaparral Energy, Inc.
4,150,000	7.625%, 11/15/2022	4,440,500
	Concho Resources, Inc.
4,740,000	6.500%, 1/15/2022	5,131,050
	Crestwood Midstream Partners, LP
2,435,000	6.125%, 3/1/2022[d]	2,495,875
	Diamondback Energy, Inc.
3,490,000	7.625%, 10/1/2021[d]	3,681,950
	Energy XXI Gulf Coast, Inc.
2,110,000	9.250%, 12/15/2017	2,347,375
1,580,000	7.750%, 6/15/2019	1,694,550
	Exterran Partners, LP
3,780,000	6.000%, 4/1/2021[d]	3,751,650
	Harvest Operations Corporation
4,790,000	6.875%, 10/1/2017	5,245,050
	Hornbeck Offshore Services, Inc.
1,590,000	5.000%, 3/1/2021	1,558,200
	Kodiak Oil & Gas Corporation
3,180,000	5.500%, 1/15/2021	3,172,050
1,580,000	5.500%, 2/1/2022	1,572,100
	Linn Energy, LLC
1,750,000	8.625%, 4/15/2020	1,890,000
2,195,000	7.750%, 2/1/2021	2,321,212
	Markwest Energy Partners, LP
1,729,000	6.250%, 6/15/2022	1,828,418
	MEG Energy Corporation
1,055,000	6.500%, 3/15/2021[d]	1,110,387
3,160,000	6.375%, 1/30/2023[d]	3,179,750
1,800,000	7.000%, 3/31/2024[d]	1,822,500
	Memorial Production Partners, LP
3,170,000	7.625%, 5/1/2021	3,257,175
	Northern Oil and Gas, Inc.
3,965,000	8.000%, 6/1/2020	4,153,338
	Northern Tier Energy, LLC
3,020,000	7.125%, 11/15/2020	3,155,900
	Oasis Petroleum, Inc.
2,670,000	7.250%, 2/1/2019	2,870,250
1,590,000	6.500%, 11/1/2021	1,701,300
2,000,000	6.875%, 3/15/2022[d]	2,120,000
	Offshore Group Investment, Ltd.
4,230,000	7.125%, 4/1/2023	4,314,600
	Pacific Drilling V, Ltd.
3,538,000	7.250%, 12/1/2017[d]	3,821,040
	Precision Drilling Corporation
2,450,000	6.625%, 11/15/2020	2,615,375
1,060,000	6.500%, 12/15/2021	1,128,900
	QEP Resources, Inc.
3,735,000	6.875%, 3/1/2021	4,005,787
	Range Resources Corporation
4,240,000	5.000%, 3/15/2023	4,144,600
	SESI, LLC
1,700,000	6.375%, 5/1/2019	1,814,750
3,200,000	7.125%, 12/15/2021	3,568,000
	United Refining Company
3,062,000	10.500%, 2/28/2018	3,429,440
	Western Refining, Inc.
1,060,000	6.250%, 4/1/2021	1,067,950
	Whiting Petroleum Corporation
10,000,000	5.750%, 3/15/2021	10,350,000

	Total	114,331,474

Financials (8.8%)
	Abengoa Finance SAU
3,250,000	7.750%, 2/1/2020[d]	3,347,500
	Algeco Scotsman Global Finance plc
3,680,000	8.500%, 10/15/2018[d]	3,983,600
	Ally Financial, Inc.
5,590,000	7.500%, 9/15/2020	6,512,350
	Aviv Healthcare Properties, LP
5,270,000	7.750%, 2/15/2019	5,665,250
1,700,000	6.000%, 10/15/2021[d]	1,729,750
	Banco do Brasil SA/Cayman Islands
1,750,000	6.250%, 12/31/2049[d,h]	1,351,875
	BBVA International Preferred SA Unipersonal
1,585,000	5.919%, 12/29/2049[h]	1,525,562
	Citigroup, Inc.
1,500,000	5.350%, 5/29/2049[h]	1,317,000
	CyrusOne, LP
4,540,000	6.375%, 11/15/2022	4,698,900
	DDR Corporation
780,000	4.625%, 7/15/2022	795,582
	Denali Borrower, LLC
6,680,000	5.625%, 10/15/2020[d,e]	6,621,550
	Developers Diversified Realty Corporation
3,190,000	7.875%, 9/1/2020	3,940,856
	Icahn Enterprises, LP
6,860,000	8.000%, 1/15/2018	7,134,400
5,280,000	6.000%, 8/1/2020[d,e]	5,438,400
	International Lease Finance Corporation
2,250,000	8.625%, 9/15/2015	2,497,500
1,600,000	8.875%, 9/1/2017	1,904,000
	Jefferies Finance, LLC
2,650,000	7.375%, 4/1/2020[f]	2,756,000
	Mariposa Borrower, Inc.
3,240,000	8.000%, 10/15/2021[d]	3,385,800
2,160,000	8.750%, 10/15/2021[d]	2,262,600
	Omega Healthcare Investors, Inc.
6,400,000	5.875%, 3/15/2024	6,464,000
	PNC Financial Services Group, Inc.
520,000	4.850%, 3/1/2049[e,h]	465,660

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (92.9%)	Value
Financials (8.8%) - continued
	Royal Bank of Scotland Group plc
$2,115,000	7.640%, 3/29/2049[h]	$2,062,125
	Speedy Cash Intermediate Holdings Corporation
2,170,000	10.750%, 5/15/2018[d]	2,283,925
	TMX Finance, LLC
1,585,000	8.500%, 9/15/2018[d]	1,688,025
	XL Group plc
1,500,000	6.500%, 12/31/2049[h]	1,475,625

	Total	81,307,835

Foreign Government (0.3%)
	Eksportfinans ASA
2,670,000	2.375%, 5/25/2016	2,626,613

	Total	2,626,613

Technology (5.3%)
	Alliance Data Systems Corporation
4,190,000	5.250%, 12/1/2017[d]	4,347,125
3,340,000	6.375%, 4/1/2020[d]	3,498,650
	Amkor Technology, Inc.
3,130,000	6.625%, 6/1/2021[e]	3,247,375
	BMC Software Finance, Inc.
4,780,000	8.125%, 7/15/2021[d]	4,923,400
	Brocade Communications Systems, Inc.
3,790,000	4.625%, 1/15/2023[d]	3,505,750
	First Data Corporation
3,518,000	11.250%, 3/31/2016	3,526,795
500,000	7.375%, 6/15/2019[d]	533,750
1,850,000	12.625%, 1/15/2021	2,171,437
540,000	11.750%, 8/15/2021[d]	569,700
2,710,000	11.750%, 8/15/2021[c,d]	2,859,050
	Flextronics International, Ltd.
3,000,000	4.625%, 2/15/2020	2,925,000
	Freescale Semiconductor, Inc.
2,110,000	8.050%, 2/1/2020[e]	2,268,250
2,400,000	10.750%, 8/1/2020	2,724,000
	Infor US, Inc.
3,090,000	9.375%, 4/1/2019	3,476,250
	NXP BV/NXP Funding, LLC
3,715,000	5.750%, 3/15/2023[d]	3,780,013
	Sensata Technologies BV
2,100,000	6.500%, 5/15/2019[d]	2,252,250
2,650,000	4.875%, 10/15/2023[d]	2,491,000

	Total	49,099,795

Transportation (4.7%)
	American Airlines Pass Through Trust
4,225,000	5.600%, 7/15/2020[d]	4,225,000
	Avis Budget Car Rental, LLC
5,330,000	8.250%, 1/15/2019	5,809,700
3,550,000	5.500%, 4/1/2023[e]	3,439,062
	Continental Airlines, Inc.
3,000,000	6.750%, 9/15/2015[d]	3,093,750
1,560,000	6.125%, 4/29/2018	1,626,300
	Delta Air Lines 2012-1 Class B Pass Through Trust
2,785,829	6.875%, 5/7/2019[d,e]	2,973,872
	Eletson Holdings, Inc.
2,170,000	9.625%, 1/15/2022[d]	2,224,250
	HDTFS, Inc.
790,000	6.250%, 10/15/2022	815,675
	Hornbeck Offshore Services, Inc.
2,115,000	5.875%, 4/1/2020	2,183,738
	Navios Maritime Holdings, Inc.
2,220,000	8.125%, 2/15/2019[e]	2,281,050
1,895,000	8.125%, 11/15/2021[d]	1,932,900
	Navios South American Logistics, Inc.
2,420,000	9.250%, 4/15/2019	2,610,575
	Ultrapetrol Bahamas, Ltd.
1,080,000	8.875%, 6/15/2021[d]	1,162,350
2,640,000	8.875%, 6/15/2021[d]	2,857,800
	United Air Lines, Inc.
1,515,412	9.750%, 1/15/2017	1,736,094
	United Airlines 2013-1 Class B Pass Through Trust
1,560,000	5.375%, 8/15/2021	1,577,550
	United Continental Holdings, Inc.
530,000	6.375%, 6/1/2018[e]	553,850
	US Airways Group, Inc.
2,600,000	6.125%, 6/1/2018	2,619,500

	Total	43,723,016

Utilities (4.7%)
	Access Midstream Partners, LP
1,420,000	4.875%, 5/15/2023	1,370,300
	AES Corporation
2,900,000	7.375%, 7/1/2021	3,269,750
	Atlas Pipeline Partners, LP
4,230,000	4.750%, 11/15/2021[d]	3,870,450
	Chesapeake Midstream Partners, LP
930,000	6.125%, 7/15/2022	995,100
	Covanta Holding Corporation
2,600,000	7.250%, 12/1/2020	2,838,404
1,850,000	6.375%, 10/1/2022	1,899,428
	Crosstex Energy, LP/Crosstex Energy Finance Corporation
3,730,000	8.875%, 2/15/2018	3,921,163
1,060,000	7.125%, 6/1/2022	1,205,750
	Electricite de France SA
2,500,000	5.250%, 12/29/2049[d,h]	2,486,250
	Energy Future Intermediate Holding Company, LLC
2,640,000	12.250%, 3/1/2022[d,e]	3,102,000
	Holly Energy Partners, LP
2,130,000	8.250%, 3/15/2018	2,247,150
930,000	6.500%, 3/1/2020	971,850
	National Rural Utilities Cooperative Finance Corporation
1,250,000	4.750%, 4/30/2043	1,164,063
	NRG Energy, Inc.
4,900,000	6.625%, 3/15/2023	4,936,750
	Regency Energy Partners, LP
3,670,000	6.875%, 12/1/2018	3,936,075
840,000	5.500%, 4/15/2023	819,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (92.9%)	Value
Utilities (4.7%) - continued
	Targa Resources Partners, LP
$4,720,000	5.250%, 5/1/2023	$4,572,500

	Total	43,605,983

	Total Long-Term Fixed Income (cost $819,977,044)	856,653,812

Shares	Preferred Stock (0.5%)
Financials (0.5%)
48,000	Discover Financial Services, 6.500%[h]	1,105,920
51,821	The Goldman Sachs Group, Inc., 5.500%[h]	1,155,090
52,872	Ventas Realty, LP, 5.450%	1,128,289
1,560	Wells Fargo & Company, Convertible, 7.500%[h]	1,723,800

	Total	5,113,099

	Total Preferred Stock (cost $5,970,635)	5,113,099

	Common Stock (0.1%)
Consumer Discretionary (<0.1%)
2,122	Lear Corporation	171,818
237	Lear Corporation Warrants, $ 0.01, expires 11/9/2014[i]	37,527
121,520	TVMAX Holdings, Inc.[i,j]	12

	Total	209,357

Financials (0.1%)
10	New Cotai, LLC[i,j]	387,446

	Total	387,446

	Total Common Stock (cost $6,717,557)	596,803

	Collateral Held for Securities Loaned (5.5%)
50,419,210	Thrivent Cash Management Trust	50,419,210

	Total Collateral Held for Securities Loaned (cost $50,419,210)	50,419,210

Shares or Principal Amount	Short-Term Investments (1.6%)[k]
	Thrivent Cash Management Trust
14,622,201	0.060%	14,622,201

	Total Short-Term Investments (at amortized cost)	14,622,201

	Total Investments (cost $930,097,222) 104.2%	$960,436,428

	Other Assets and Liabilities, Net (4.2%)	(38,551,919)

	Total Net Assets 100.0%	$921,884,509

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2013, the value of these investments was $310,745,277 or 33.7% of total net assets.
e	All or a portion of the security is on loan.
f	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Portfolio owned as of December 31, 2013.

Security	Acquisition Date	Cost
Eileme 2 AB, 1/31/2020	7/31/2013	$4,179,060
Eldorado Resorts, LLC, 6/15/2019	5/19/2011	$4,734,376
JBS Finance II, Ltd., 1/29/2018	7/22/2010	$4,487,847
Jefferies Finance, LLC, 4/1/2020	3/19/2013	$2,650,000
Liberty Tire Recycling, 10/1/2016	9/23/2010	$2,107,188
Midwest Vanadium, Pty. Ltd., 2/15/2018	2/9/2011	$3,242,091
New Cotai, LLC, 5/1/2019	4/12/2013	$3,657,459
Tunica-Biloxi Gaming Authority, 11/15/2015	11/8/2005	$4,759,437
g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2013.
h	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
i	Non-income producing security.
j	Security is fair valued.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$42,764,888
Gross unrealized depreciation	(12,671,013)

Net unrealized appreciation (depreciation)	$30,093,875

Cost for federal income tax purposes	$930,342,553

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing High Yield Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Communications Services	12,359,616	—	12,359,616	—
Consumer Cyclical	2,748,970	—	2,748,970	—
Consumer Non-Cyclical	11,020,887	—	11,020,887	—
Financials	2,618,200	—	2,618,200	—
Technology	4,283,630	—	4,283,630	—
Long-Term Fixed Income
Asset-Backed Securities	2,991,882	—	2,991,882	—
Basic Materials	76,987,950	—	76,987,950	—
Capital Goods	69,807,462	—	69,807,462	—
Communications Services	151,596,125	—	151,596,125	—
Consumer Cyclical	129,145,017	—	129,145,017	—
Consumer Non-Cyclical	91,430,660	—	91,430,660	—
Energy	114,331,474	—	114,331,474	—
Financials	81,307,835	—	81,307,835	—
Foreign Government	2,626,613	—	2,626,613	—
Technology	49,099,795	—	49,099,795	—
Transportation	43,723,016	—	43,723,016	—
Utilities	43,605,983	—	43,605,983	—
Preferred Stock
Financials	5,113,099	5,113,099	—	—
Common Stock
Consumer Discretionary	209,357	209,345	—	12
Financials	387,446	—	—	387,446
Collateral Held for Securities Loaned	50,419,210	50,419,210	—	—
Short-Term Investments	14,622,201	14,622,201	—	—

Total	$960,436,428	$70,363,855	$889,685,115	$387,458

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	278,866
Total Interest Rate Contracts		278,866
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(1,692,629)
Total Credit Contracts		(1,692,629)

Total		($1,413,763)

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	717,431
Total Credit Contracts		717,431

Total		$717,431

The following table presents High Yield Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Interest Rate
Contracts	$1,291,583	0.1%	N/A	N/A
Credit Contracts	N/A	N/A	$5,469,548	0.6%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$46,919,696	$240,646,417	$237,146,903	50,419,210	$50,419,210	$153,973
Cash Management Trust- Short Term Investment	30,490,937	296,690,951	312,559,687	14,622,201	14,622,201	25,525
Total Value and Income Earned	77,410,633				65,041,411	179,498

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (5.0%)[a]	Value
Basic Materials (0.2%)
	Fortescue Metals Group, Ltd., Term Loan
$1,629,416	4.250%, 6/30/2019	$1,649,279
	Ineos Group Holdings, Ltd., Term Loan
1,564,603	4.000%, 5/4/2018	1,568,514

	Total	3,217,793

Capital Goods (0.2%)
	ADS Waste Holdings, Term Loan
1,584,000	4.250%, 10/9/2019	1,591,033
	Berry Plastics Group, Inc., Term Loan
1,588,000	3.500%, 2/8/2020	1,581,378

	Total	3,172,411

Communications Services (1.4%)
	Charter Communications Operating, LLC, Term Loan
955,200	3.000%, 12/31/2020	946,842
	Clear Channel Communications, Inc., Term Loan
20,810	3.819%, 1/29/2016	20,130
1,194,893	6.919%, 1/30/2019	1,139,629
384,298	7.669%, 7/30/2019	378,295
	Cumulus Media Holdings, Inc., Term Loan
1,465,100	0.000%, 12/23/2020[b,c]	1,472,425
	Hargray Communications Group, Inc., Term Loan
1,572,100	4.750%, 6/26/2019	1,579,961
	Level 3 Communications, Inc., Term Loan
1,600,000	4.000%, 1/15/2020	1,611,008
	McGraw-Hill Global Education Holdings, LLC, Term Loan
714,000	9.000%, 3/22/2019	726,195
	NEP Broadcasting, LLC, Term Loan
1,584,000	4.750%, 1/22/2020	1,588,356
	RCN Telecom Services, LLC, Term Loan
1,562,386	4.500%, 3/1/2020	1,573,542
	TNS, Inc., Term Loan
1,520,556	5.000%, 2/14/2020	1,527,687
	Univision Communications, Inc., Term Loan
635,200	4.500%, 2/28/2020	637,982
1,015,626	4.500%, 3/1/2020	1,020,075
	Virgin Media Investment Holdings, Ltd., Term Loan
1,600,000	3.500%, 6/8/2020	1,602,400
	Visant Corporation, Term Loan
1,252,653	5.250%, 12/22/2016	1,232,824
	WideOpenWest Finance, LLC, Term Loan
1,588,000	4.750%, 4/1/2019	1,594,352
	Zayo Group, LLC, Term Loan
1,583,924	4.000%, 7/2/2019	1,584,288

	Total	20,235,991

Consumer Cyclical (0.7%)
	Bally Technologies, Inc., Term Loan
817,950	4.250%, 11/25/2020	823,316
	Burlington Coat Factory Warehouse Corporation, Term Loan
1,459,417	4.250%, 2/23/2017	1,472,187
	Caesars Entertainment Resot Properties, LLC, Term Loan
1,910,000	7.000%, 10/11/2020[b,c]	1,898,062
	Cenveo Corporation, Term Loan
724,002	6.250%, 2/13/2017	727,021
	Chrysler Group, LLC, Term Loan
1,567,939	3.875%, 5/24/2017	1,577,299
	MGM Resorts International, Term Loan
950,400	3.500%, 12/20/2019	952,187
	ROC Finance, LLC, Term Loan
1,596,000	5.000%, 6/20/2019	1,525,680
	Toys R Us, Inc., Term Loan
1,538,537	5.250%, 5/25/2018	1,295,264

	Total	10,271,016

Consumer Non-Cyclical (0.7%)
	Albertsons, Inc., Term Loan
1,721,674	4.750%, 3/21/2019[b,c]	1,729,559
	Biomet, Inc., Term Loan
1,641,750	3.670%, 7/25/2017	1,650,993
	CHS/Community Health Systems, Inc., Term Loan
1,600,000	3.737%, 1/25/2017	1,611,744
	McJunkin Red Man Corporation, Term Loan
638,400	5.000%, 11/8/2019	646,380
	Michael Foods, Inc., Term Loan
1,226,175	4.250%, 2/25/2018	1,231,546
	Roundy’s Supermarkets, Inc., Term Loan
1,348,896	5.750%, 2/13/2019	1,347,425
	Van Wagner Communications, LLC, Term Loan
990,000	6.250%, 8/3/2018	1,001,138

	Total	9,218,785

Energy (0.3%)
	Arch Coal, Inc., Term Loan
1,580,940	6.250%, 5/16/2018	1,557,558
	Chesapeake Energy Corporation, Term Loan
1,930,000	5.750%, 12/2/2017	1,968,600
	Offshore Group Investment, Ltd., Term Loan
794,000	5.750%, 3/28/2019	802,687

	Total	4,328,845

Financials (0.3%)
	Intelsat Jackson Holdings SA, Term Loan
1,789,713	3.750%, 6/30/2019	1,801,740

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (5.0%)[a]	Value
Financials (0.3%) - continued
	WaveDivision Holdings, LLC, Term Loan
$1,584,000	4.000%, 10/12/2019	$1,589,940

	Total	3,391,680

Technology (0.6%)
	BMC Software, Inc., Term Loan
1,590,000	5.000%, 9/10/2020	1,597,457
	First Data Corporation Extended, Term Loan
1,600,000	4.166%, 3/23/2018	1,601,104
	Freescale Semiconductor, Inc., Term Loan
1,588,000	5.000%, 3/1/2020	1,603,023
	Infor US, Inc., Term Loan
1,136,757	5.250%, 4/5/2018	1,139,360
	SunGard Data Systems, Inc., Term Loan
1,603,800	4.500%, 1/31/2020	1,610,488
496,250	4.000%, 3/8/2020	499,352
	Syniverse Holdings, Inc., Term Loan
614,289	4.000%, 4/23/2019	614,866

	Total	8,665,650

Transportation (0.3%)
	American Airlines, Inc., Term Loan
1,572,100	3.750%, 6/27/2019	1,579,960
	American Petroleum Tankers Parent, LLC, Term Loan
726,889	4.750%, 10/2/2019	726,889
	Delta Air Lines, Inc., Term Loan
2,411,662	3.500%, 4/20/2017	2,418,994

	Total	4,725,843

Utilities (0.3%)
	Calpine Corporation, Term Loan
1,275,237	4.000%, 4/1/2018	1,282,595
1,283,750	4.000%, 10/9/2019	1,291,196
	NGPL PipeCo, LLC, Term Loan
1,483,702	6.750%, 9/15/2017	1,379,531

	Total	3,953,322

	Total Bank Loans (cost $71,044,333)	71,181,336

	Long-Term Fixed Income (91.5%)
Asset-Backed Securities (0.7%)
	GMAC Mortgage Corporation Loan Trust
3,513,280	0.345%, 8/25/2035[d,e]	2,945,805
4,148,167	0.345%, 12/25/2036[d,e]	3,502,592
	IndyMac Seconds Asset-Backed Trust
712,461	0.335%, 10/25/2036[d,e]	366,630
	Renaissance Home Equity Loan Trust
2,659,137	5.746%, 5/25/2036	1,978,414
2,000,000	6.011%, 5/25/2036	1,400,856

	Total	10,194,297

Basic Materials (4.4%)
	ArcelorMittal
2,000,000	6.125%, 6/1/2018	2,195,000
2,750,000	5.750%, 8/5/2020	2,921,875
	Barrick Gold Corporation
1,920,000	3.850%, 4/1/2022	1,729,210
	Cliffs Natural Resources, Inc.
2,530,000	4.875%, 4/1/2021	2,460,508
	Dow Chemical Company
2,570,000	4.250%, 11/15/2020	2,737,412
1,620,000	5.250%, 11/15/2041	1,614,042
	Freeport-McMoRan Copper & Gold, Inc.
4,475,000	3.100%, 3/15/2020	4,347,606
3,175,000	3.875%, 3/15/2023	3,002,423
	Georgia-Pacific, LLC
2,190,000	5.400%, 11/1/2020[f]	2,446,889
1,900,000	3.734%, 7/15/2023[f]	1,828,720
	Glencore Funding, LLC
3,180,000	4.125%, 5/30/2023[f]	2,971,758
	Hexion US Finance Corporation/Hexion Nova Scotia Finance ULC
1,900,000	8.875%, 2/1/2018	1,973,625
	Inmet Mining Corporation
1,920,000	7.500%, 6/1/2021[f]	2,006,400
	International Paper Company
1,250,000	7.300%, 11/15/2039	1,543,403
	LYB International Finance BV
635,000	4.000%, 7/15/2023	626,780
	LyondellBasell Industries NV
3,170,000	6.000%, 11/15/2021	3,645,855
	Mosaic Company
2,145,000	4.250%, 11/15/2023	2,118,393
1,590,000	5.450%, 11/15/2033	1,619,968
	Rio Tinto Finance USA, Ltd.
3,285,000	6.500%, 7/15/2018	3,877,860
	Teck Resources, Ltd.
3,870,000	3.750%, 2/1/2023[g]	3,607,328
	Vale Overseas, Ltd.
1,900,000	4.625%, 9/15/2020	1,945,982
	Vale SA
1,930,000	5.625%, 9/11/2042	1,752,021
	Weyerhaeuser Company
1,265,000	4.625%, 9/15/2023	1,283,633
2,570,000	7.375%, 3/15/2032	3,144,793
	Xstrata Finance Canada, Ltd.
2,560,000	2.700%, 10/25/2017[f]	2,589,059
2,560,000	4.250%, 10/25/2022[f]	2,440,911
	Yara International ASA
50,000	7.875%, 6/11/2019[f]	60,372

	Total	62,491,826

Capital Goods (2.3%)
	BAE Systems plc
3,880,000	4.750%, 10/11/2021[f]	4,044,667

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Capital Goods (2.3%) - continued
	Case New Holland, Inc.
$1,635,000	7.875%, 12/1/2017	$1,929,300
	CNH Capital, LLC
450,000	6.250%, 11/1/2016	496,688
	Eaton Corporation
5,135,000	2.750%, 11/2/2022	4,790,226
	Masco Corporation
1,625,000	5.950%, 3/15/2022	1,718,437
	Republic Services, Inc.
630,000	5.500%, 9/15/2019	708,899
1,600,000	5.000%, 3/1/2020	1,754,592
2,200,000	5.250%, 11/15/2021	2,398,539
3,170,000	3.550%, 6/1/2022	3,056,622
	Reynolds Group Issuer, Inc.
1,940,000	9.875%, 8/15/2019	2,158,250
	Textron, Inc.
2,500,000	6.200%, 3/15/2015	2,652,032
2,360,000	5.600%, 12/1/2017	2,613,636
	Trinseo Materials Operating SCA
1,910,000	8.750%, 2/1/2019[f]	1,972,075
	United Rentals North America, Inc.
1,300,000	5.750%, 7/15/2018	1,389,375
320,000	6.125%, 6/15/2023	324,800

	Total	32,008,138

Collateralized Mortgage Obligations (1.3%)
	CitiMortgage Alternative Loan Trust
2,454,334	5.750%, 4/25/2037	2,064,360
	Countrywide Alternative Loan Trust
3,155,333	6.000%, 1/25/2037	2,680,474
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
2,471,693	0.900%, 4/25/2047[e]	2,039,864
	HomeBanc Mortgage Trust
2,504,173	2.409%, 4/25/2037	1,741,400
	Vericrest Opportunity Loan Transferee
3,250,000	3.625%, 11/25/2053[h]	3,237,000
	Wachovia Mortgage Loan Trust, LLC
2,630,436	2.790%, 5/20/2036	2,226,077
	WaMu Mortgage Pass Through Certificates
695,950	0.455%, 10/25/2045[e]	644,347
	Washington Mutual Alternative Mortgage Pass Through Certificates
4,629,319	0.889%, 2/25/2047[e]	3,111,963

	Total	17,745,485

Commercial Mortgage-Backed Securities (0.9%)
	Bear Stearns Commercial Mortgage Securities, Inc.
3,500,000	5.331%, 2/11/2044	3,801,588
	Citigroup/Deutsche Bank Commercial Mortgage
1,900,000	5.322%, 12/11/2049	2,080,705
	Commercial Mortgage Pass- Through Certificates
566,462	0.297%, 12/15/2020[e,f]	559,410
	Credit Suisse First Boston Mortgage Securities
3,200,000	5.542%, 1/15/2049	3,520,013
	Credit Suisse Mortgage Capital Certificates
2,772,825	0.337%, 10/15/2021[e,f]	2,755,361

	Total	12,717,077

Communications Services (9.0%)
	America Movil SAB de CV
4,100,000	1.244%, 9/12/2016[e]	4,142,533
4,430,000	5.000%, 3/30/2020	4,797,969
	American Tower Corporation
3,900,000	4.500%, 1/15/2018	4,177,926
	AT&T, Inc.
2,560,000	1.400%, 12/1/2017	2,523,763
3,190,000	2.375%, 11/27/2018	3,192,737
3,170,000	3.000%, 2/15/2022	2,986,628
	CC Holdings GS V, LLC
1,280,000	3.849%, 4/15/2023	1,198,212
	CenturyLink, Inc.
1,600,000	6.150%, 9/15/2019	1,688,000
1,920,000	5.625%, 4/1/2020	1,953,600
2,700,000	5.800%, 3/15/2022	2,666,250
	Clear Channel Worldwide Holdings, Inc.
2,570,000	6.500%, 11/15/2022	2,624,613
	Comcast Corporation
1,900,000	6.300%, 11/15/2017	2,212,808
1,900,000	5.700%, 5/15/2018	2,181,683
2,700,000	6.400%, 5/15/2038	3,117,820
	Cox Communications, Inc.
1,900,000	9.375%, 1/15/2019[f]	2,390,400
2,500,000	8.375%, 3/1/2039[f]	3,031,935
	Crown Castle Towers, LLC
5,050,000	4.174%, 8/15/2017[f]	5,326,573
	DIRECTV Holdings, LLC
5,775,000	5.000%, 3/1/2021	6,066,689
2,030,000	3.800%, 3/15/2022	1,950,091
	Hughes Satellite Systems Corporation
3,220,000	6.500%, 6/15/2019	3,485,650
	Intelsat Jackson Holdings SA
1,290,000	7.250%, 4/1/2019	1,393,200
1,900,000	7.500%, 4/1/2021	2,094,750
	Nara Cable Funding, Ltd.
1,910,000	8.875%, 12/1/2018[f]	2,053,250
	NBC Universal Enterprise, Inc.
1,920,000	1.974%, 4/15/2019[f]	1,878,104
	NBCUniversal Media, LLC
3,750,000	5.150%, 4/30/2020	4,191,548
4,510,000	4.375%, 4/1/2021	4,773,483
	News America, Inc.
790,000	4.000%, 10/1/2023[f]	780,804

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Communications Services (9.0%) - continued
$1,900,000	7.625%, 11/30/2028	$2,356,650
2,140,000	6.400%, 12/15/2035	2,432,654
	Omnicom Group, Inc.
4,245,000	4.450%, 8/15/2020	4,505,490
	Qwest Corporation
3,200,000	6.500%, 6/1/2017	3,616,243
	SBA Tower Trust
60,000	4.254%, 4/15/2015[f]	60,749
3,500,000	5.101%, 4/17/2017[f]	3,772,766
	Sprint Communications, Inc.
1,290,000	7.000%, 3/1/2020[f]	1,438,350
	Sprint Corporation
1,280,000	7.125%, 6/15/2024[f]	1,299,200
	Telefonica Emisiones SAU
4,470,000	5.462%, 2/16/2021	4,716,489
	Time Warner Cable, Inc.
2,500,000	8.250%, 4/1/2019	2,928,763
	T-Mobile USA, Inc.
1,910,000	6.633%, 4/28/2021	2,010,275
	UPCB Finance VI, Ltd.
2,600,000	6.875%, 1/15/2022[f]	2,762,500
	Verizon Communications, Inc.
1,600,000	3.650%, 9/14/2018	1,693,702
2,550,000	4.500%, 9/15/2020	2,729,943
5,065,000	5.150%, 9/15/2023	5,438,250
1,910,000	6.400%, 9/15/2033	2,196,731
1,900,000	6.550%, 9/15/2043	2,222,922
	Windstream Corporation
1,910,000	7.750%, 10/1/2021	2,024,600

	Total	127,087,296

Consumer Cyclical (6.6%)
	American Honda Finance Corporation
4,400,000	3.875%, 9/21/2020[f]	4,563,024
	Choice Hotels International, Inc.
1,910,000	5.750%, 7/1/2022	1,993,562
	Chrysler Group, LLC
1,900,000	8.000%, 6/15/2019	2,099,500
	Cinemark USA, Inc.
1,910,000	4.875%, 6/1/2023	1,795,400
	Daimler Finance North America, LLC
2,260,000	3.875%, 9/15/2021[f]	2,280,792
	Ford Motor Credit Company, LLC
2,560,000	1.489%, 5/9/2016[e]	2,597,563
3,200,000	3.984%, 6/15/2016	3,402,877
3,250,000	4.250%, 2/3/2017	3,496,246
630,000	6.625%, 8/15/2017	729,813
3,170,000	2.875%, 10/1/2018[g]	3,244,796
2,575,000	4.250%, 9/20/2022	2,586,835
	General Motors Company
3,170,000	3.500%, 10/2/2018[f]	3,241,325
	General Motors Financial Company, Inc.
2,410,000	4.750%, 8/15/2017[f]	2,557,613
	Home Depot, Inc.
1,600,000	2.700%, 4/1/2023	1,474,960
3,165,000	3.750%, 2/15/2024	3,150,232
	Hyundai Capital America
2,065,000	2.875%, 8/9/2018[f]	2,072,841
	Hyundai Motor Manufacturing Czech
2,525,000	4.500%, 4/15/2015[f]	2,629,310
	Jaguar Land Rover Automotive plc
1,910,000	4.125%, 12/15/2018[f]	1,921,938
	Johnson Controls, Inc.
3,150,000	5.250%, 12/1/2041	3,062,266
	KIA Motors Corporation
3,260,000	3.625%, 6/14/2016[f]	3,404,623
	L Brands, Inc.
1,900,000	5.625%, 2/15/2022	1,942,750
	Macy’s Retail Holdings, Inc.
2,210,000	7.450%, 7/15/2017	2,584,573
3,570,000	3.875%, 1/15/2022	3,518,870
1,925,000	2.875%, 2/15/2023	1,742,171
	Marriott International, Inc.
3,250,000	3.000%, 3/1/2019	3,272,769
	QVC, Inc.
2,235,000	4.375%, 3/15/2023	2,089,595
	Sheraton Holding Corporation
1,290,000	7.375%, 11/15/2015	1,430,636
	Spencer Spirit Holdings, Inc.
50,000	11.000%, 5/1/2017[f]	53,625
	Starwood Hotels & Resorts Worldwide, Inc.
1,850,000	6.750%, 5/15/2018	2,141,214
3,210,000	3.125%, 2/15/2023	2,915,248
	Time Warner, Inc.
1,600,000	7.700%, 5/1/2032	2,054,354
	Toll Brothers Finance Corporation
2,000,000	6.750%, 11/1/2019	2,285,000
960,000	4.375%, 4/15/2023	890,400
	Toys R Us Property Company II, LLC
2,570,000	8.500%, 12/1/2017	2,647,100
	Viacom, Inc.
3,500,000	4.250%, 9/1/2023	3,492,720
	Western Union Company
1,930,000	2.875%, 12/10/2017	1,959,409
	Wyndham Worldwide Corporation
1,920,000	2.500%, 3/1/2018	1,913,484
1,270,000	5.625%, 3/1/2021	1,356,095
3,220,000	4.250%, 3/1/2022	3,142,630

	Total	93,738,159

Consumer Non-Cyclical (8.2%)
	Altria Group, Inc.
1,595,000	4.750%, 5/5/2021	1,711,692
3,175,000	4.000%, 1/31/2024	3,103,289
804,000	9.950%, 11/10/2038	1,226,422
	Anheuser-Busch InBev Worldwide, Inc.
2,550,000	5.375%, 1/15/2020	2,926,525
2,525,000	5.000%, 4/15/2020	2,857,568
	Biomet, Inc.
2,480,000	6.500%, 8/1/2020	2,604,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Consumer Non-Cyclical (8.2%) - continued
	Boston Scientific Corporation
$3,190,000	6.000%, 1/15/2020	$3,662,219
	Bunge Limited Finance Corporation
2,530,000	8.500%, 6/15/2019	3,108,062
	Celgene Corporation
2,250,000	1.900%, 8/15/2017	2,239,353
3,770,000	3.950%, 10/15/2020	3,904,755
1,070,000	4.000%, 8/15/2023	1,053,520
	Community Health Systems, Inc.
1,910,000	8.000%, 11/15/2019	2,072,350
	ConAgra Foods, Inc.
1,895,000	2.100%, 3/15/2018	1,874,174
2,080,000	3.200%, 1/25/2023	1,931,130
	Edwards Lifesciences Corporation
2,375,000	2.875%, 10/15/2018	2,361,140
	Energizer Holdings, Inc.
1,450,000	4.700%, 5/24/2022	1,447,370
	Express Scripts Holding Company
3,235,000	4.750%, 11/15/2021	3,418,308
	Fresenius Medical Care US Finance, Inc.
1,290,000	6.500%, 9/15/2018[f]	1,457,700
	Gilead Sciences, Inc.
3,200,000	4.400%, 12/1/2021	3,417,437
	HCA, Inc.
2,560,000	4.750%, 5/1/2023	2,406,400
	Health Management Associates, Inc.
2,530,000	7.375%, 1/15/2020	2,830,437
	Heineken NV
2,570,000	2.750%, 4/1/2023[f]	2,302,278
	Hospira, Inc.
2,540,000	5.200%, 8/12/2020	2,635,286
	IMS Health, Inc.
1,910,000	6.000%, 11/1/2020[f]	2,029,375
	Koninklijke Philips Electronics NV
2,765,000	3.750%, 3/15/2022	2,766,493
	Lorillard Tobacco Company
3,170,000	8.125%, 6/23/2019	3,861,523
	Mallinckrodt International Finance SA
2,560,000	3.500%, 4/15/2018[f]	2,511,332
	Mylan, Inc.
3,845,000	7.875%, 7/15/2020[f]	4,350,779
	Pernod Ricard SA
5,130,000	5.750%, 4/7/2021[f]	5,654,625
1,910,000	4.450%, 1/15/2022[f]	1,932,068
	Perrigo Company, Ltd.
950,000	2.300%, 11/8/2018[f]	937,677
2,550,000	4.000%, 11/15/2023[f]	2,501,792
	Reynolds American, Inc.
3,180,000	3.250%, 11/1/2022	2,931,057
	SABMiller Holdings, Inc.
1,615,000	2.450%, 1/15/2017[f]	1,653,737
4,425,000	3.750%, 1/15/2022[f]	4,441,505
	Safeway, Inc.
1,610,000	5.000%, 8/15/2019	1,712,174
1,900,000	4.750%, 12/1/2021[g]	1,907,915
	Spectrum Brands Escrow Corporation
1,460,000	6.375%, 11/15/2020[f]	1,558,550
	Thermo Fisher Scientific, Inc.
2,550,000	3.600%, 8/15/2021	2,527,160
3,170,000	4.150%, 2/1/2024	3,139,879
630,000	5.300%, 2/1/2044	637,040
	Tyson Foods, Inc.
3,205,000	4.500%, 6/15/2022	3,263,222
	Valeant Pharmaceuticals International
2,560,000	6.375%, 10/15/2020[f]	2,697,600
	Watson Pharmaceuticals, Inc.
3,180,000	3.250%, 10/1/2022	2,966,046
	Whirlpool Corporation
3,245,000	3.700%, 3/1/2023	3,102,090

	Total	115,635,054

Energy (7.8%)
	Buckeye Partners, LP
3,180,000	5.850%, 11/15/2043	3,137,792
	Cameron International Corporation
2,560,000	3.600%, 4/30/2022	2,508,291
	Canadian Oil Sands, Ltd.
2,600,000	4.500%, 4/1/2022[f]	2,618,416
	CNOOC Finance 2013, Ltd.
3,200,000	3.000%, 5/9/2023	2,858,186
	CNPC HK Overseas Capital, Ltd.
2,870,000	5.950%, 4/28/2041[f]	3,053,379
	Concho Resources, Inc.
1,930,000	6.500%, 1/15/2022	2,089,225
	Ecopetrol SA
1,900,000	5.875%, 9/18/2023	2,004,500
	El Paso Pipeline Partners Operating Company, LLC
3,850,000	5.000%, 10/1/2021	4,032,155
	Enbridge Energy Partners, LP
2,230,000	5.200%, 3/15/2020	2,393,782
519,000	4.200%, 9/15/2021	522,174
	Encana Corporation
1,280,000	5.150%, 11/15/2041	1,200,001
	Energy Transfer Partners, LP
4,240,000	6.700%, 7/1/2018	4,922,869
	Gazprom Neft OAO Via GPN Capital SA
1,915,000	6.000%, 11/27/2023[f]	1,943,725
	Harvest Operations Corporation
1,920,000	6.875%, 10/1/2017	2,102,400
	Hess Corporation
3,180,000	5.600%, 2/15/2041	3,313,929
	Key Energy Services, Inc.
2,075,000	6.750%, 3/1/2021	2,126,875
	Linn Energy, LLC
1,970,000	7.750%, 2/1/2021	2,083,275
	Lukoil International Finance BV
3,835,000	3.416%, 4/24/2018[f]	3,868,556
	Marathon Oil Corporation
2,364,000	5.900%, 3/15/2018	2,689,948
1,920,000	2.800%, 11/1/2022	1,769,485

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Energy (7.8%) - continued
	Marathon Petroleum Corporation
$1,920,000	6.500%, 3/1/2041	$2,188,245
	Markwest Energy Partners, LP
845,000	6.250%, 6/15/2022	893,588
	MEG Energy Corporation
1,920,000	6.375%, 1/30/2023[f]	1,932,000
	Newfield Exploration Company
1,125,000	5.625%, 7/1/2024	1,119,375
	Nexen, Inc.
1,920,000	6.400%, 5/15/2037	2,185,565
	Noble Energy, Inc.
3,100,000	8.250%, 3/1/2019	3,853,133
	Noble Holding International, Ltd.
2,560,000	3.950%, 3/15/2022[g]	2,502,697
	Petroleos Mexicanos
3,010,000	3.500%, 7/18/2018	3,089,013
	Pioneer Natural Resources Company
2,500,000	6.875%, 5/1/2018	2,927,278
2,560,000	3.950%, 7/15/2022	2,569,807
	Range Resources Corporation
1,280,000	5.000%, 3/15/2023	1,251,200
	Rowan Companies, Inc.
1,260,000	7.875%, 8/1/2019	1,513,305
2,125,000	4.875%, 6/1/2022	2,156,348
	Spectra Energy Partners, LP
3,200,000	4.600%, 6/15/2021	3,317,203
	Suncor Energy, Inc.
1,940,000	6.850%, 6/1/2039	2,333,966
	Sunoco Logistics Partners Operations, LP
3,200,000	3.450%, 1/15/2023	2,940,310
	Talisman Energy, Inc.
2,540,000	3.750%, 2/1/2021	2,459,114
	The Williams Companies, Inc.
2,560,000	3.700%, 1/15/2023	2,234,388
	Transocean, Inc.
2,200,000	5.050%, 12/15/2016	2,430,276
1,920,000	7.375%, 4/15/2018	2,226,996
1,280,000	6.375%, 12/15/2021	1,438,355
	Weatherford International, LLC
2,245,000	6.350%, 6/15/2017	2,538,004
	Weatherford International, Ltd.
4,500,000	6.000%, 3/15/2018	5,050,292
	Williams Partners, LP
3,810,000	4.500%, 11/15/2023	3,784,111

	Total	110,173,532

Financials (29.4%)
	Abbey National Treasury Services plc
2,850,000	3.050%, 8/23/2018	2,928,460
	Aegon NV
2,600,000	2.956%, 7/29/2049[e,i]	2,197,000
	American International Group, Inc.
1,950,000	3.800%, 3/22/2017	2,082,403
4,445,000	3.375%, 8/15/2020	4,470,852
3,000,000	6.400%, 12/15/2020	3,545,583
1,075,000	4.125%, 2/15/2024	1,068,768
	American Tower Trust I
3,200,000	1.551%, 3/15/2018[f]	3,123,136
	Ares Capital Corporation
3,190,000	4.875%, 11/30/2018	3,265,176
	Associated Banc Corporation
3,180,000	5.125%, 3/28/2016	3,399,147
	Associates Corporation of North America
3,800,000	6.950%, 11/1/2018	4,521,274
	AXA SA
2,580,000	8.600%, 12/15/2030	3,176,625
	Axis Specialty Finance, LLC
2,570,000	5.875%, 6/1/2020	2,819,311
	Banco do Brasil SA
1,950,000	9.250%, 10/31/2049[f,g,i]	2,008,500
	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
1,445,000	4.125%, 11/9/2022[f]	1,361,912
	Bank of America Corporation
2,300,000	5.750%, 12/1/2017	2,617,660
3,840,000	1.316%, 3/22/2018[e,g]	3,890,995
3,880,000	7.625%, 6/1/2019	4,812,469
2,560,000	3.300%, 1/11/2023	2,422,444
1,900,000	4.100%, 7/24/2023	1,908,062
1,950,000	5.875%, 2/7/2042	2,230,195
	BBVA Bancomer SA/Texas
3,535,000	6.750%, 9/30/2022[f]	3,764,775
	BBVA US Senior SAU
2,560,000	4.664%, 10/9/2015	2,691,272
	Berkshire Hathaway, Inc.
2,215,000	3.750%, 8/15/2021	2,283,734
1,600,000	3.000%, 2/11/2023	1,510,990
	Boston Properties, LP
3,750,000	5.875%, 10/15/2019	4,306,282
	BPCE SA
3,815,000	5.700%, 10/22/2023[f]	3,930,442
	Capital One Financial Corporation
3,500,000	6.150%, 9/1/2016	3,914,687
	CIT Group, Inc.
1,920,000	5.250%, 3/15/2018	2,059,200
	Citigroup, Inc.
3,210,000	6.000%, 8/15/2017	3,658,630
3,830,000	8.500%, 5/22/2019	4,908,486
2,560,000	4.050%, 7/30/2022	2,531,474
4,475,000	3.500%, 5/15/2023	4,169,765
2,535,000	5.500%, 9/13/2025	2,669,961
3,840,000	5.950%, 12/29/2049[i]	3,553,344
	CNA Financial Corporation
3,775,000	7.350%, 11/15/2019	4,576,100
1,300,000	5.875%, 8/15/2020	1,482,040
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
1,910,000	5.750%, 12/1/2043	2,024,764
1,290,000	11.000%, 12/29/2049[f,i]	1,707,637
	Credit Suisse Group AG
1,890,000	6.500%, 8/8/2023[f]	2,010,487
1,260,000	7.500%, 12/11/2049[f,i]	1,330,875
	DDR Corporation
2,245,000	4.625%, 7/15/2022	2,289,848

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Financials (29.4%) - continued
	Denali Borrower, LLC
$1,900,000	5.625%, 10/15/2020[f]	$1,883,375
	Deutsche Bank AG
3,180,000	4.296%, 5/24/2028	2,878,965
	Developers Diversified Realty Corporation
1,290,000	7.875%, 9/1/2020	1,593,638
	Discover Bank
2,200,000	7.000%, 4/15/2020	2,558,571
3,505,000	4.200%, 8/8/2023	3,457,017
	Discover Financial Services
1,920,000	6.450%, 6/12/2017	2,175,629
	Duke Realty, LP
3,220,000	3.875%, 10/15/2022	3,060,359
	Essex Portfolio, LP
2,560,000	3.250%, 5/1/2023	2,317,263
	Fairfax Financial Holdings, Ltd.
1,915,000	5.800%, 5/15/2021[f]	1,941,659
	Fifth Third Bancorp
3,825,000	4.300%, 1/16/2024	3,746,362
	GE Capital Trust I
4,500,000	6.375%, 11/15/2067	4,860,000
	General Electric Capital Corporation
3,225,000	3.800%, 6/18/2019[f]	3,377,810
1,900,000	6.000%, 8/7/2019	2,229,293
600,000	5.300%, 2/11/2021	671,172
3,200,000	1.243%, 3/15/2023[e]	3,183,594
1,550,000	6.750%, 3/15/2032	1,919,373
3,200,000	7.125%, 12/15/2049[i]	3,576,000
	Glitnir Banki HF
50,000	Zero Coupon, 1/21/2011[f,j]	14,625
	Goldman Sachs Group, Inc.
3,250,000	6.250%, 9/1/2017	3,720,795
1,560,000	2.375%, 1/22/2018	1,565,930
3,170,000	2.900%, 7/19/2018	3,226,027
2,900,000	5.375%, 3/15/2020	3,225,174
3,275,000	5.250%, 7/27/2021	3,585,608
1,260,000	6.750%, 10/1/2037	1,401,807
	Hartford Financial Services Group, Inc.
3,200,000	5.125%, 4/15/2022	3,485,475
	HBOS Capital Funding, LP
1,900,000	6.071%, 6/29/2049[f,i]	1,892,875
	HCP, Inc.
3,100,000	5.625%, 5/1/2017	3,456,119
2,250,000	2.625%, 2/1/2020	2,144,675
	Health Care REIT, Inc.
1,280,000	6.125%, 4/15/2020	1,440,625
3,150,000	4.950%, 1/15/2021	3,330,700
	HSBC Finance Corporation
3,210,000	6.676%, 1/15/2021	3,688,409
	HSBC Holdings plc
3,200,000	4.875%, 1/14/2022	3,453,184
2,600,000	4.000%, 3/30/2022	2,672,407
	HSBC USA, Inc.
2,535,000	2.625%, 9/24/2018	2,577,783
1,900,000	5.000%, 9/27/2020	2,031,225
	Huntington Bancshares, Inc.
2,850,000	7.000%, 12/15/2020	3,304,968
	Icahn Enterprises, LP
660,000	8.000%, 1/15/2018	686,400
2,540,000	6.000%, 8/1/2020[f,g]	2,616,200
	INB Bank NV
3,165,000	5.800%, 9/25/2023[f]	3,309,305
	ING Bank NV
1,920,000	3.750%, 3/7/2017[f]	2,022,182
	ING US, Inc.
960,000	5.650%, 5/15/2053	933,600
1,760,000	2.900%, 2/15/2018	1,800,103
3,215,000	5.500%, 7/15/2022	3,496,287
	International Lease Finance Corporation
1,950,000	4.875%, 4/1/2015	2,018,250
1,600,000	5.750%, 5/15/2016	1,714,000
1,280,000	2.193%, 6/15/2016[e]	1,286,400
1,875,000	6.750%, 9/1/2016[f]	2,090,625
	Intesa Sanpaolo SPA
3,810,000	3.875%, 1/15/2019	3,787,963
	J.P. Morgan Chase & Company
3,840,000	1.138%, 1/25/2018[e]	3,878,369
3,200,000	3.375%, 5/1/2023	2,982,400
3,150,000	5.500%, 10/15/2040	3,422,595
2,050,000	5.150%, 5/29/2049[i]	1,839,875
2,560,000	6.000%, 12/29/2049[i]	2,448,000
	J.P. Morgan Chase Bank NA
2,580,000	6.000%, 10/1/2017	2,951,827
	LBG Capital No. 1 plc
1,900,000	8.000%, 12/29/2049[f,i]	2,028,717
	Liberty Mutual Group, Inc.
1,920,000	5.000%, 6/1/2021[f]	2,013,673
3,535,000	4.950%, 5/1/2022[f]	3,655,232
	Liberty Property, LP
2,840,000	5.500%, 12/15/2016	3,134,991
1,875,000	4.750%, 10/1/2020	1,970,497
	Lincoln National Corporation
2,860,000	4.000%, 9/1/2023	2,822,448
	Macquarie Bank, Ltd.
3,215,000	5.000%, 2/22/2017[f]	3,486,475
	Merrill Lynch & Company, Inc.
3,050,000	6.875%, 4/25/2018	3,606,222
3,000,000	7.750%, 5/14/2038	3,873,195
	MetLife Capital Trust IV
700,000	7.875%, 12/15/2037[f]	803,250
	MetLife Capital Trust X
2,250,000	9.250%, 4/8/2038[f]	2,891,250
	Mizuho Corporate Bank, Ltd.
2,560,000	3.500%, 3/21/2023[f]	2,399,770
	Morgan Stanley
2,580,000	5.375%, 10/15/2015	2,774,973
3,730,000	6.625%, 4/1/2018	4,364,451
3,195,000	2.125%, 4/25/2018[g]	3,167,443
3,180,000	5.625%, 9/23/2019	3,614,661
3,400,000	5.500%, 1/26/2020	3,816,745
3,205,000	4.875%, 11/1/2022	3,280,834
2,550,000	5.000%, 11/24/2025	2,557,625
	Murray Street Investment Trust I
1,300,000	4.647%, 3/9/2017	1,399,953
	Nationwide Building Society
2,400,000	6.250%, 2/25/2020[f]	2,746,723

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Financials (29.4%) - continued
	Nordea Bank AB
$3,170,000	4.875%, 5/13/2021[f]	$3,276,582
	Omega Healthcare Investors, Inc.
2,960,000	5.875%, 3/15/2024	2,989,600
	ORIX Corporation
4,450,000	5.000%, 1/12/2016	4,735,156
	Preferred Term Securities XXIII, Ltd.
3,682,838	0.443%, 12/22/2036[e,h]	2,741,468
	ProLogis, LP
3,200,000	6.875%, 3/15/2020	3,768,995
	Prudential Financial, Inc.
1,425,000	6.200%, 11/15/2040	1,635,634
1,930,000	5.875%, 9/15/2042	1,961,362
2,565,000	5.625%, 6/15/2043	2,513,700
	QBE Capital Funding III, Ltd.
2,240,000	7.250%, 5/24/2041[f]	2,316,736
	RBS Capital Trust III
2,240,000	5.512%, 9/29/2049[g,i]	2,172,800
	Regions Bank
1,910,000	7.500%, 5/15/2018	2,260,076
	Reinsurance Group of America, Inc.
1,855,000	5.625%, 3/15/2017	2,044,993
1,930,000	6.450%, 11/15/2019	2,225,504
2,535,000	4.700%, 9/15/2023	2,563,278
	Royal Bank of Scotland Group plc
2,540,000	6.990%, 10/29/2049[f,i]	2,705,100
	Royal Bank Of Scotland plc
1,920,000	6.000%, 12/19/2023	1,933,670
	Santander Holdings USA, Inc.
3,855,000	3.000%, 9/24/2015	3,980,862
	Santander UK plc
960,000	5.000%, 11/7/2023[f]	963,571
	Simon Property Group, LP
1,250,000	10.350%, 4/1/2019	1,691,465
1,025,000	2.750%, 2/1/2023	936,644
	SLM Corporation
2,380,000	6.250%, 1/25/2016	2,570,400
4,515,000	6.000%, 1/25/2017	4,887,487
1,024,000	4.625%, 9/25/2017	1,062,935
	Societe Generale SA
1,920,000	7.875%, 12/31/2049[f,i]	1,933,440
	Swiss RE Capital I, LP
4,200,000	6.854%, 5/29/2049[f,i]	4,439,400
	Union Bank NA
2,535,000	2.625%, 9/26/2018	2,580,511
	UnionBanCal Corporation
2,580,000	3.500%, 6/18/2022	2,530,694
	UnitedHealth Group, Inc.
2,500,000	6.500%, 6/15/2037	2,965,955
	Ventas Realty, LP
3,200,000	4.000%, 4/30/2019	3,362,515
1,920,000	2.700%, 4/1/2020	1,835,906
	Vesey Street Investment Trust I
1,300,000	4.404%, 9/1/2016	1,395,823
	Wachovia Capital Trust III
120,000	5.570%, 3/15/2042[e,i]	109,800
	WEA Finance, LLC
2,790,000	7.125%, 4/15/2018[f]	3,312,648
1,280,000	6.750%, 9/2/2019[f]	1,521,926
	WellPoint, Inc.
2,550,000	4.650%, 1/15/2043	2,360,795
	Wells Fargo & Company
3,035,000	3.450%, 2/13/2023	2,869,395
3,220,000	7.980%, 2/28/2049[i]	3,590,300
	XLIT, Ltd.
3,190,000	5.250%, 12/15/2043	3,211,367
	ZFS Finance USA Trust II
2,500,000	6.450%, 12/15/2065[f]	2,668,750

	Total	417,194,008

Foreign Government (1.4%)
	Colombia Government International Bond
3,220,000	2.625%, 3/15/2023	2,820,720
	Corporacion Andina de Fomento
1,968,000	4.375%, 6/15/2022	1,948,676
	Costa Rica Government International Bond
2,560,000	4.375%, 4/30/2025[f]	2,259,200
	Eksportfinans ASA
3,250,000	2.375%, 5/25/2016	3,197,188
	Export-Import Bank of Korea
2,580,000	4.375%, 9/15/2021	2,691,110
	Mexico Government International Bond
3,150,000	5.125%, 1/15/2020	3,490,200
3,480,000	4.000%, 10/2/2023	3,445,200

	Total	19,852,294

Mortgage-Backed Securities (3.4%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
4,825,000	3.000%, 1/1/2029[c]	4,914,338
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
4,500,000	3.500%, 1/1/2029[c]	4,705,840
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
13,200,000	3.500%, 1/1/2044[c]	13,112,344
16,537,500	4.000%, 1/1/2044[c]	17,023,289
8,150,000	4.500%, 1/1/2044[c]	8,635,498

	Total	48,391,309

Technology (1.3%)
	Amkor Technology, Inc.
1,910,000	6.375%, 10/1/2022	1,962,525
	Computer Sciences Corporation
2,250,000	2.500%, 9/15/2015	2,296,613
	Hewlett-Packard Company
2,590,000	4.650%, 12/9/2021	2,666,861
	Motorola Solutions, Inc.
4,500,000	3.750%, 5/15/2022	4,356,428
	Oracle Corporation
3,200,000	2.500%, 10/15/2022	2,930,995
790,000	3.625%, 7/15/2023	783,654
	Xerox Corporation
1,250,000	6.400%, 3/15/2016	1,381,612

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Technology (1.3%) - continued
$2,520,000	4.500%, 5/15/2021	$2,593,803

	Total	18,972,491

Transportation (3.4%)
	American Airlines Pass Through Trust
2,550,000	5.600%, 7/15/2020[f]	2,550,000
2,540,000	4.950%, 1/15/2023[f]	2,617,787
2,560,000	4.000%, 7/15/2025[f]	2,491,200
	Avis Budget Car Rental, LLC
1,920,000	5.500%, 4/1/2023	1,860,000
	British Airways plc
4,480,000	4.625%, 6/20/2024[f]	4,670,400
	Canadian Pacific Railway Company
2,560,000	7.125%, 10/15/2031	3,078,602
	Continental Airlines, Inc.
2,200,000	6.750%, 9/15/2015[f]	2,268,750
929,336	7.250%, 11/10/2019	1,068,737
1,415,000	4.000%, 10/29/2024	1,407,925
	CSX Corporation
2,225,000	3.700%, 11/1/2023	2,152,472
1,807,000	6.220%, 4/30/2040	2,042,785
	Delta Air Lines, Inc.
2,013,099	4.950%, 5/23/2019[g]	2,184,212
1,194,960	4.750%, 5/7/2020	1,278,607
	ERAC USA Finance, LLC
3,450,000	5.250%, 10/1/2020[f]	3,793,244
1,915,000	4.500%, 8/16/2021[f]	1,995,710
	Hertz Corporation
2,570,000	6.750%, 4/15/2019	2,769,175
	Kansas City Southern de Mexico SA de CV
1,920,000	2.350%, 5/15/2020	1,788,714
	Navios South American Logistics, Inc.
480,000	9.250%, 4/15/2019	517,800
	Penske Truck Leasing Company, LP
1,945,000	2.500%, 3/15/2016[f]	1,992,686
	US Airways Pass Through Trust
3,200,000	3.950%, 11/15/2025	3,112,000
	Virgin Australia Holdings, Ltd.
2,860,000	5.000%, 10/23/2023[f]	2,918,987

	Total	48,559,793

U.S. Government and Agencies (4.0%)
	Federal Home Loan Mortgage Corporation
100,000	5.250%, 4/18/2016	110,777
	U.S. Treasury Bonds
1,500,000	4.375%, 5/15/2041	1,627,500
2,020,000	3.125%, 11/15/2041	1,744,775
287,000	3.125%, 2/15/2042	247,448
7,129,000	3.000%, 5/15/2042	5,978,337
	U.S. Treasury Notes
100,000	0.375%, 6/15/2015	100,211
1,410,000	2.875%, 3/31/2018	1,494,490
7,732,000	1.000%, 5/31/2018	7,562,862
10,023,000	1.000%, 6/30/2019	9,531,252
5,160,000	3.625%, 2/15/2020	5,616,340
7,020,000	2.625%, 11/15/2020	7,134,075
3,000,000	2.125%, 8/15/2021	2,906,250
7,590,000	2.000%, 2/15/2022	7,202,788
6,540,500	1.750%, 5/15/2023	5,895,136

	Total	57,152,241

U.S. Municipals (0.2%)
	Denver, CO City & County Airport Rev.
2,550,000	5.250%, 11/15/2022, Ser. A, AMT	2,828,282

	Total	2,828,282

Utilities (7.2%)
	AES Corporation
880,000	7.750%, 10/15/2015	972,400
	Ameren Illinois Company
3,200,000	6.125%, 11/15/2017	3,667,366
	American Electric Power Company, Inc.
2,565,000	2.950%, 12/15/2022	2,372,109
	Arizona Public Service Company
2,880,000	8.750%, 3/1/2019	3,660,445
	Atlas Pipeline Partners, LP
1,280,000	4.750%, 11/15/2021[f]	1,171,200
	Buckeye Partners, LP
1,910,000	4.150%, 7/1/2023	1,836,543
	Cleveland Electric Illuminating Company
923,000	5.700%, 4/1/2017	999,864
	Commonwealth Edison Company
1,500,000	6.150%, 9/15/2017	1,733,310
	DCP Midstream Operating, LP
2,560,000	3.875%, 3/15/2023	2,357,414
	DCP Midstream, LLC
1,750,000	5.850%, 5/21/2043[f]	1,627,500
	DPL, Inc.
3,230,000	6.500%, 10/15/2016	3,496,475
	DTE Energy Company
3,400,000	6.375%, 4/15/2033	3,862,305
	El Paso Pipeline Partners Operating Company, LLC
1,280,000	4.700%, 11/1/2042	1,095,780
	Electricite de France SA
3,200,000	5.250%, 12/29/2049[f,i]	3,182,400
	Energy Transfer Partners, LP
3,380,000	4.650%, 6/1/2021	3,476,810
	Enterprise Products Operating, LLC
2,675,000	7.034%, 1/15/2068	2,955,875
1,930,000	6.650%, 4/15/2018	2,258,804
	Exelon Generation Company, LLC
1,050,000	5.200%, 10/1/2019	1,131,557
2,500,000	4.000%, 10/1/2020	2,499,033
	Florida Power Corporation
2,000,000	6.400%, 6/15/2038	2,465,900
	Great River Energy
26,783	5.829%, 7/1/2017[f]	28,408

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (91.5%)	Value
Utilities (7.2%) - continued
	ITC Holdings Corporation
$3,000,000	5.875%, 9/30/2016[f]	$3,320,022
3,170,000	4.050%, 7/1/2023	3,107,351
	Kinder Morgan Energy Partners, LP
1,290,000	6.850%, 2/15/2020	1,533,402
2,550,000	5.800%, 3/1/2021	2,832,244
1,890,000	4.150%, 2/1/2024	1,828,520
1,935,000	5.000%, 8/15/2042	1,787,089
	Markwest Energy Partners, LP
1,242,000	6.500%, 8/15/2021	1,335,150
	MidAmerican Energy Holdings Company
4,450,000	3.750%, 11/15/2023[f]	4,340,054
	National Rural Utilities Cooperative Finance Corporation
2,560,000	4.750%, 4/30/2043	2,384,000
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	3,475,156
	NiSource Finance Corporation
2,800,000	6.400%, 3/15/2018	3,222,293
3,200,000	5.450%, 9/15/2020	3,558,371
	Ohio Edison Company
1,550,000	6.875%, 7/15/2036	1,817,801
	Ohio Power Company
2,400,000	6.050%, 5/1/2018	2,743,498
	ONEOK Partners, LP
635,000	3.200%, 9/15/2018	649,301
1,900,000	5.000%, 9/15/2023	1,973,004
	Pennsylvania Electric Company
3,700,000	5.200%, 4/1/2020	3,962,859
	PPL Capital Funding, Inc.
3,205,000	3.500%, 12/1/2022	3,026,831
	PPL Energy Supply, Inc.
1,920,000	4.600%, 12/15/2021[g]	1,845,016
	PSEG Power, LLC
1,300,000	5.320%, 9/15/2016	1,430,365
	Southern California Edison Company
2,585,000	6.250%, 8/1/2049[i]	2,675,475
	Southwestern Public Service Company
2,770,000	6.000%, 10/1/2036	3,065,324

	Total	102,764,624

	Total Long-Term Fixed Income (cost $1,267,224,056)	1,297,505,906

Shares	Preferred Stock (1.5%)
Financials (1.5%)
93,500	Annaly Capital Management, Inc., 7.500%[i]	2,057,000
22,500	Cobank ACB, 6.250%[f,i]	2,155,781
64,000	DDR Corporation, 6.250%[i]	1,336,320
128,000	Discover Financial Services, 6.500%[i]	2,949,120
81,250	HSBC Holdings plc, 8.000%[i]	2,188,875
88,200	Morgan Stanley, 7.125%[i]	2,305,548
63,611	RBS Capital Funding Trust VII, 6.080%[i]	1,334,559
79,875	The Allstate Corporation, 5.100%	1,925,786
95,940	The Goldman Sachs Group, Inc., 5.500%[i]	2,138,503
101,500	Wells Fargo & Company, 5.850%[i]	2,392,355

	Total	20,783,847

	Total Preferred Stock (cost $21,993,531)	20,783,847

	Collateral Held for Securities Loaned (1.5%)
21,063,391	Thrivent Cash Management Trust	21,063,391

	Total Collateral Held for Securities Loaned (cost $21,063,391)	21,063,391

Shares or Principal Amount	Short-Term Investments (4.7%)[k]
	Federal Home Loan Bank Discount Notes
600,000	0.120%, 5/28/2014[l]	599,706
	Thrivent Cash Management Trust
65,827,337	0.060%	65,827,337
	U.S. Treasury Bills
500,000	0.070%, 4/24/2014	499,890

	Total Short-Term Investments (at amortized cost)	66,926,933

	Total Investments (cost $1,448,252,244) 104.2%	$1,477,461,413

	Other Assets and Liabilities, Net (4.2%)	(59,852,332)

	Total Net Assets 100.0%	$1,417,609,081

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	All or a portion of the security is insured or guaranteed.
e	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2013.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2013, the value of these investments was $243,573,430 or 17.2% of total net assets.
g	All or a portion of the security is on loan.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2013

h	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Portfolio owned as of December 31, 2013.

Security	Acquisition Date	Cost
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	$3,682,838
Vericrest Opportunity Loan Transferee, 11/25/2053	11/8/2013	$3,237,124

i	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
j	In bankruptcy. Interest is not being accrued.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	At December 31, 2013, $599,706 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

AMT	-	Subject to Alternative Minimum Tax
REIT	-	Real Estate Investment Trust is a company that buys, develops, manages and/or sells real estate assets.
Rev.	-	Revenue
Ser.	-	Series

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$55,723,048
Gross unrealized depreciation	(26,657,106)

Net unrealized appreciation (depreciation)	$29,065,942

Cost for federal income tax purposes	$1,448,395,471

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Income Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	3,217,793	—	3,217,793	—
Capital Goods	3,172,411	—	3,172,411	—
Communications Services	20,235,991	—	20,235,991	—
Consumer Cyclical	10,271,016	—	10,271,016	—
Consumer Non-Cyclical	9,218,785	—	9,218,785	—
Energy	4,328,845	—	4,328,845	—
Financials	3,391,680	—	3,391,680	—
Technology	8,665,650	—	8,665,650	—
Transportation	4,725,843	—	4,725,843	—
Utilities	3,953,322	—	3,953,322	—
Long-Term Fixed Income
Asset-Backed Securities	10,194,297	—	10,194,297	—
Basic Materials	62,491,826	—	62,491,826	—
Capital Goods	32,008,138	—	32,008,138	—
Collateralized Mortgage Obligations	17,745,485	—	17,745,485	—
Commercial Mortgage-Backed Securities	12,717,077	—	12,717,077	—
Communications Services	127,087,296	—	127,087,296	—
Consumer Cyclical	93,738,159	—	93,738,159	—
Consumer Non-Cyclical	115,635,054	—	115,635,054	—
Energy	110,173,532	—	110,173,532	—
Financials	417,194,008	—	414,452,540	2,741,468
Foreign Government	19,852,294	—	19,852,294	—
Mortgage-Backed Securities	48,391,309	—	48,391,309	—
Technology	18,972,491	—	18,972,491	—
Transportation	48,559,793	—	48,559,793	—
U.S. Government and Agencies	57,152,241	—	57,152,241	—
U.S. Municipals	2,828,282	—	2,828,282	—
Utilities	102,764,624	—	102,764,624	—
Preferred Stock
Financials	20,783,847	18,628,066	2,155,781	—
Collateral Held for Securities Loaned	21,063,391	21,063,391	—	—
Short-Term Investments	66,926,933	65,827,337	1,099,596	—

Total	$1,477,461,413	$105,518,794	$1,369,201,151	$2,741,468

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	3,310,407	3,310,407	—	—

Total Asset Derivatives	$3,310,407	$3,310,407	$—	$—

Liability Derivatives
Futures Contracts	1,583,887	1,583,887	—	—

Total Liability Derivatives	$1,583,887	$1,583,887	$—	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2013

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	315	March 2014	$69,369,867	$69,240,938	($128,929)
5-Yr. U.S. Treasury Bond Futures	(595)	March 2014	(71,960,645)	(70,990,938)	969,707
10-Yr. U.S. Treasury Bond Futures	(1,000)	March 2014	(125,387,580)	(123,046,880)	2,340,700
30-Yr. U.S. Treasury Bond Futures	600	March 2014	78,442,458	76,987,500	(1,454,958)
Total Futures Contracts					$1,726,520

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,310,407
Total Interest Rate Contracts		3,310,407

Total Asset Derivatives		$3,310,407

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	1,583,887
Total Interest Rate Contracts		1,583,887

Total Liability Derivatives		$1,583,887

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(2,136,958)
Total Interest Rate Contracts		(2,136,958)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(2,380,277)
Total Credit Contracts		(2,380,277)

Total		($4,517,235)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,877,479
Total Interest Rate Contracts		1,877,479
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	917,083
Total Credit Contracts		917,083

Total		$2,794,562

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2013

The following table presents Income Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)	Swaps (Notional)*	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$376,748,308	25.3%	N/A	N/A
Credit Contracts	N/A	N/A	$5,463,526	0.4%

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$14,562,571	$212,541,978	$206,041,158	21,063,391	$21,063,391	$45,435
Cash Management Trust- Short Term Investment	118,125,978	340,217,373	392,516,014	65,827,337	65,827,337	73,394
Total Value and Income Earned	132,688,549				86,890,728	118,829

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (103.0%)	Value
Asset-Backed Securities (2.9%)
	Conseco Financial Corporation
$12,292	6.330%, 11/1/2029	$12,780
	Countrywide Home Loans, Inc.
226,526	6.085%, 6/25/2021[a]	264,006
	Credit Based Asset Servicing and Securitization, LLC
350,977	5.501%, 12/25/2036	228,218
	First Horizon ABS Trust
690,465	0.295%, 10/25/2026[a,b]	636,490
673,370	0.325%, 10/25/2034[a,b]	557,288
	GMAC Mortgage Corporation Loan Trust
878,320	0.345%, 8/25/2035 [a,b]	736,451
1,082,131	0.345%, 12/25/2036[a,b]	913,720
	IndyMac Seconds Asset-Backed Trust
474,974	0.335%, 10/25/2036[a,b]	244,420
	Wachovia Asset Securitization, Inc.
907,802	0.305%, 7/25/2037[a,b,c]	796,346

	Total	4,389,719

Basic Materials (1.3%)
	Dow Chemical Company
27,000	7.375%, 11/1/2029	34,698
	Georgia-Pacific, LLC
250,000	3.734%, 7/15/2023[d]	240,621
	Mosaic Company
400,000	4.250%, 11/15/2023	395,038
	Packaging Corporation of America
200,000	4.500%, 11/1/2023	200,523
	Rio Tinto Alcan, Inc.
500,000	5.200%, 1/15/2014	498,950
	Xstrata Finance Canada, Ltd.
200,000	2.050%, 10/23/2015[d]	202,546
325,000	2.700%, 10/25/2017[d]	328,689

	Total	1,901,065

Capital Goods (0.6%)
	Precision Castparts Corporation
300,000	1.250%, 1/15/2018	292,050
	Roper Industries, Inc.
300,000	1.850%, 11/15/2017	297,379
	United Technologies Corporation
275,000	6.050%, 6/1/2036	322,918

	Total	912,347

Commercial Mortgage-Backed Securities (2.8%)
	Banc of America Commercial Mortgage, Inc.
645,000	5.649%, 6/10/2049	712,745
	Commercial Mortgage Pass- Through Certificates
708,077	0.297%, 12/15/2020[b,d]	699,262
500,000	5.306%, 12/10/2046	544,769
	Credit Suisse Mortgage Capital Certificates
924,275	0.337%, 10/15/2021[b,d]	918,454
	LB-UBS Commercial Mortgage Trust
899,242	4.786%, 10/15/2029	912,512
	Morgan Stanley Capital I
480,226	3.224%, 7/15/2049	501,818

	Total	4,289,560

Communications Services (1.3%)
	America Movil SAB de CV
300,000	1.244%, 9/12/2016[b]	303,112
	AT&T, Inc.
300,000	1.400%, 12/1/2017	295,753
	British Sky Broadcasting Group plc
200,000	3.125%, 11/26/2022[d]	186,207
	Cox Communications, Inc.
135,000	6.450%, 12/1/2036[d]	137,513
	Crown Castle Towers, LLC
500,000	4.174%, 8/15/2017[d]	527,383
	DIRECTV Holdings, LLC
250,000	1.750%, 1/15/2018	245,242
	NBC Universal Enterprise, Inc.
250,000	1.662%, 4/15/2018[d]	244,166
	Verizon Global Funding Corporation
27,000	7.750%, 12/1/2030	34,486

	Total	1,973,862

Consumer Cyclical (2.4%)
	Amazon.com, Inc.
250,000	1.200%, 11/29/2017	244,773
	California Institute of Technology
325,000	4.700%, 11/1/2111	275,691
	Daimler Finance North America, LLC
27,000	8.500%, 1/18/2031	39,202
	Dartmouth College
250,000	3.760%, 6/1/2043	207,159
	Ford Motor Credit Company, LLC
150,000	4.207%, 4/15/2016	159,831
350,000	3.000%, 6/12/2017	363,761
	Home Depot, Inc.
320,000	2.250%, 9/10/2018	324,401
	Macy’s Retail Holdings, Inc.
200,000	4.375%, 9/1/2023	200,753
	President and Fellows of Harvard College
500,000	3.619%, 10/1/2037	423,462
	Starbucks Corporation
200,000	3.850%, 10/1/2023	201,168
	The Board of Trustees of The Leland Stanford Junior University
550,000	3.563%, 6/1/2044	448,976
	Viacom, Inc.
250,000	2.500%, 9/1/2018	252,015
	Wal-Mart Stores, Inc.
327,000	7.550%, 2/15/2030	440,206

	Total	3,581,398

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (103.0%)	Value
Consumer Non-Cyclical (2.7%)
	AbbVie, Inc.
$350,000	1.750%, 11/6/2017	$349,400
	Allergan, Inc.
325,000	1.350%, 3/15/2018	316,706
	Altria Group, Inc.
240,000	4.000%, 1/31/2024	234,579
	Anheuser-Busch InBev Worldwide, Inc.
300,000	1.375%, 7/15/2017	299,370
	Cargill, Inc.
325,000	4.100%, 11/1/2042[d]	278,586
	ConAgra Foods, Inc.
200,000	1.300%, 1/25/2016	200,347
	Dr Pepper Snapple Group, Inc.
250,000	2.700%, 11/15/2022	227,585
	Edwards Lifesciences Corporation
300,000	2.875%, 10/15/2018	298,249
	Fomento Economico Mexicano SAB de CV
200,000	2.875%, 5/10/2023	176,732
	Heineken NV
50,000	1.400%, 10/1/2017[d]	49,054
	McKesson Corporation
275,000	2.700%, 12/15/2022	246,285
	Medtronic, Inc.
250,000	1.375%, 4/1/2018	245,412
	Sanofi
250,000	1.250%, 4/10/2018	243,404
	Thermo Fisher Scientific, Inc.
300,000	1.300%, 2/1/2017	298,697
	Unilever Capital Corporation
300,000	2.200%, 3/6/2019	299,615
	Wyeth, LLC
350,000	6.000%, 2/15/2036	406,048

	Total	4,170,069

Energy (1.0%)
	ConocoPhillips Holding Company
27,000	6.950%, 4/15/2029	34,165
	Energy Transfer Partners, LP
450,000	6.700%, 7/1/2018	522,475
	Marathon Oil Corporation
325,000	2.800%, 11/1/2022	299,522
	Petro-Canada
300,000	6.800%, 5/15/2038	359,059
	Phillips 66
325,000	1.950%, 3/5/2015	329,527

	Total	1,544,748

Financials (9.3%)
	American Tower Trust I
225,000	1.551%, 3/15/2018[d]	219,595
	Australia and New Zealand Banking Group, Ltd.
350,000	1.000%, 10/6/2015[d]	352,270
	AXA SA
27,000	8.600%, 12/15/2030	33,244
	Bank of America Corporation
250,000	1.500%, 10/9/2015	252,517
	Barclays Bank plc
300,000	5.000%, 9/22/2016	330,283
	Boston Properties, LP
300,000	3.125%, 9/1/2023	274,017
	Camden Property Trust
100,000	2.950%, 12/15/2022	90,364
	Chubb Corporation
350,000	6.500%, 5/15/2038	432,300
	Citigroup, Inc.
250,000	4.700%, 5/29/2015	263,187
	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA
250,000	4.625%, 12/1/2023	251,755
	Credit Suisse AG Guernsey
650,000	1.625%, 3/6/2015[d]	658,125
	DnB Boligkreditt AS
200,000	1.450%, 3/21/2018[d]	195,480
	Duke Realty, LP
250,000	3.875%, 10/15/2022	237,605
	General Electric Capital Corporation
475,000	5.875%, 1/14/2038	541,079
	Goldman Sachs Group, Inc.
500,000	2.375%, 1/22/2018	501,900
	HCP, Inc.
325,000	3.750%, 2/1/2016	341,512
	HSBC Holdings plc
300,000	6.800%, 6/1/2038	369,046
	ING Bank NV
400,000	2.625%, 12/5/2022[d]	368,208
	J.P. Morgan Chase & Company
250,000	1.138%, 1/25/2018[b]	252,498
	Liberty Mutual Group, Inc.
150,000	4.950%, 5/1/2022[d]	155,102
200,000	4.250%, 6/15/2023[d]	193,106
	Macquarie Bank, Ltd.
200,000	5.000%, 2/22/2017[d]	216,888
	Marsh & McLennan Companies, Inc.
89,000	5.750%, 9/15/2015	96,132
400,000	2.550%, 10/15/2018	400,590
	MassMutual Global Funding II
350,000	2.000%, 4/5/2017[d]	351,028
	MetLife, Inc.
200,000	4.368%, 9/15/2023	204,177
	Morgan Stanley
150,000	4.100%, 5/22/2023	145,163
250,000	5.000%, 11/24/2025	250,748
	National Australia Bank, Ltd.
325,000	2.000%, 6/20/2017[d]	331,045
	Nordea Bank AB
325,000	3.125%, 3/20/2017[d]	339,846
	North American Development Bank
400,000	2.300%, 10/10/2018	393,876
	PNC Financial Services Group, Inc.
325,000	2.854%, 11/9/2022	301,828
	Preferred Term Securities XXIII, Ltd.
789,179	0.443%, 12/22/2036[b,c]	587,457

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (103.0%)	Value
Financials (9.3%) - continued
	Principal Life Global Funding II
$300,000	1.000%, 12/11/2015[d]	$300,610
	Prudential Covered Trust
255,000	2.997%, 9/30/2015[d]	262,900
	Realty Income Corporation
300,000	2.000%, 1/31/2018	293,808
	Skandinaviska Enskilda Banken AB
300,000	1.750%, 3/19/2018[d]	293,888
	Standard Chartered plc
200,000	3.950%, 1/11/2023[d]	185,504
	Svenska Handelsbanken AB
125,000	1.625%, 3/21/2018	122,628
	Swedbank AB
300,000	1.750%, 3/12/2018[d]	294,758
	Swedbank Hypotek AB
400,000	1.375%, 3/28/2018[d]	390,760
	Toronto-Dominion Bank
325,000	0.702%, 9/9/2016[b]	325,959
	UBS AG/London
500,000	1.875%, 1/23/2015[d]	507,000
	Union Bank NA
300,000	1.500%, 9/26/2016	303,401
	UnitedHealth Group, Inc.
325,000	1.400%, 10/15/2017	320,897
	Ventas Realty, LP
250,000	2.700%, 4/1/2020	239,050
175,000	4.250%, 3/1/2022	176,101
	Washington Mutual Bank
500,000	5.500%, 1/15/2013[e,f]	0
	Wells Fargo & Company
150,000	3.450%, 2/13/2023	141,815

	Total	14,091,050

Foreign Government (3.2%)
	African Development Bank
250,000	6.875%, 10/15/2015	272,825
	Chile Government International Bond
350,000	3.875%, 8/5/2020	364,000
	Export Development Canada
150,000	0.750%, 12/15/2017	146,871
	Hashemite Kingdom of Jordan
500,000	2.503%, 10/30/2020	489,722
	Hydro-Quebec
27,000	8.400%, 1/15/2022	35,284
	Inter-American Development Bank
500,000	3.000%, 10/4/2023	488,922
	Kommunalbanken AS
470,000	1.000%, 9/26/2017[d]	463,335
	Kommuninvest I Sverige AB
325,000	1.000%, 10/24/2017[d]	320,807
	Province of Manitoba
600,000	1.300%, 4/3/2017	604,787
	Province of New Brunswick
125,000	2.750%, 6/15/2018	129,294
	Province of Quebec
400,000	4.875%, 5/5/2014	406,241
400,000	7.500%, 7/15/2023	510,436
	Sweden Government International Bond
325,000	0.375%, 12/22/2015[d]	324,659
300,000	0.375%, 3/29/2016[d]	298,470

	Total	4,855,653

Mortgage-Backed Securities (33.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
372	6.000%, 4/1/2014	372
345	7.000%, 10/1/2014	350
1,477	6.500%, 3/1/2016	1,530
4,552	6.000%, 6/1/2016	4,788
3,749	6.000%, 9/1/2016	3,944
64,283	7.000%, 6/1/2017	68,452
75,884	5.500%, 12/1/2017	80,955
4,775,000	3.000%, 1/1/2029[g]	4,863,412
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
3,709	6.500%, 4/1/2024	4,181
2,369	7.000%, 5/1/2024	2,710
1,077	7.500%, 8/1/2025	1,209
9,806	8.500%, 11/1/2025	11,421
1,056	8.000%, 1/1/2026	1,213
1,195	7.000%, 4/1/2027	1,379
1,283	7.500%, 7/1/2027	1,441
2,564	7.000%, 8/1/2027	2,959
1,430	7.500%, 10/1/2027	1,608
1,814	7.000%, 5/1/2028	2,097
4,588	6.000%, 8/1/2028	5,134
3,728	6.500%, 2/1/2029	4,237
8,891	6.000%, 3/1/2029	9,949
6,063	7.500%, 10/1/2029	6,829
2,739	7.500%, 11/1/2029	3,085
3,476	6.500%, 5/1/2031	3,933
13,456	6.000%, 6/1/2031	15,055
4,128	7.000%, 6/1/2031	4,745
3,837	7.000%, 6/1/2031	4,410
6,112	6.000%, 7/1/2031	6,838
4,608	7.000%, 9/1/2031	5,296
9,331	6.500%, 10/1/2031	10,558
12,737	6.000%, 1/1/2032	14,251
54,040	6.000%, 1/1/2032	60,464
10,988	7.000%, 5/1/2032	12,593
66,737	6.500%, 7/1/2032	75,358
71,284	6.500%, 10/1/2032	80,493
83,423	6.000%, 11/1/2032	93,357
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
7,150,000	3.500%, 1/1/2029[g]	7,477,057
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,939	10.500%, 8/1/2020	2,182
1,669	8.000%, 12/1/2024	1,906
2,986	7.000%, 10/1/2025	3,424
9,483	6.500%, 11/1/2025	10,682
355	8.500%, 12/1/2025	413

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (103.0%)	Value
Mortgage-Backed Securities (33.6%) - continued
$1,674	7.500%, 1/1/2026	$1,876
2,200	6.500%, 5/1/2026	2,490
1,344	8.000%, 9/1/2026	1,542
4,441	7.500%, 2/1/2027	4,980
3,191	7.000%, 3/1/2027	3,669
3,903	9.000%, 11/1/2027	4,586
25,232	7.500%, 2/1/2028	28,325
1,292	6.000%, 5/1/2028	1,451
814	6.500%, 9/1/2028	924
5,403	7.000%, 10/1/2028	6,235
19,239	7.500%, 11/1/2028	21,575
4,069	6.500%, 2/1/2029	4,619
10,864	6.000%, 3/1/2029	12,201
2,754	7.000%, 3/1/2029	3,180
14,819	6.500%, 4/1/2029	16,832
845	6.500%, 8/1/2029	959
4,918	7.500%, 8/1/2029	5,532
2,153	7.000%, 10/1/2029	2,486
4,353	7.500%, 12/1/2029	4,897
2,729	8.000%, 4/1/2030	3,137
1,265	7.500%, 12/1/2030	1,424
6,140	6.000%, 5/1/2031	6,890
63,238	6.500%, 4/1/2032	71,858
47,833	6.500%, 5/1/2032	54,353
17,093	7.000%, 5/1/2032	19,720
160,421	6.500%, 7/1/2032	182,288
95,875	6.500%, 8/1/2032	108,944
11,875,000	3.500%, 1/1/2044[g]	11,796,143
14,887,500	4.000%, 1/1/2044[g]	15,324,820
9,550,000	4.500%, 1/1/2044[g]	10,118,896
	Government National Mortgage Association 30-Yr. Pass Through
4,029	7.500%, 3/15/2023	4,512
2,154	9.000%, 9/15/2024	2,502
2,331	8.000%, 6/15/2025	2,667
1,664	8.000%, 9/15/2026	1,905
7,193	7.500%, 10/15/2027	8,148
5,031	7.000%, 11/15/2027	5,811
4,307	6.500%, 7/15/2028	4,901
3,898	7.000%, 8/15/2028	4,510
8,419	7.500%, 11/15/2028	9,546
6,353	6.500%, 12/15/2028	7,229
24,776	6.500%, 3/15/2029	28,217
1,080	6.500%, 4/15/2029	1,230
4,071	8.000%, 10/15/2030	4,673
8,449	7.500%, 1/15/2031	9,606
4,379	7.000%, 4/15/2031	5,063
8,549	6.500%, 6/15/2031	9,750
11,554	7.000%, 9/15/2031	13,358
127,780	6.500%, 1/15/2032	145,778
19,119	6.500%, 4/15/2032	21,812

	Total	51,074,320

Technology (0.8%)
	Apple, Inc.
400,000	2.400%, 5/3/2023	359,684
	Micron Semiconductor Asia Pte, Ltd.
300,000	1.258%, 1/15/2019	298,952
	Motorola Solutions, Inc.
250,000	3.500%, 3/1/2023	231,287
	Oracle Corporation
325,000	1.200%, 10/15/2017	319,819

	Total	1,209,742

Transportation (1.0%)
	American Airlines Pass Through Trust
200,000	5.600%, 7/15/2020[d]	200,000
	Continental Airlines, Inc.
341,387	4.150%, 4/11/2024	345,441
	Delta Air Lines, Inc.
232,280	4.950%, 5/23/2019	252,024
	TTX Company
300,000	4.125%, 10/1/2023[d]	295,702
	Union Pacific Corporation
437,000	4.163%, 7/15/2022	449,579

	Total	1,542,746

U.S. Government and Agencies (37.2%)
	Federal Agricultural Mortgage Corporation
1,000,000	2.125%, 9/15/2015	1,028,988
	Federal Farm Credit Bank
400,000	2.210%, 8/1/2024	350,560
	Federal Home Loan Mortgage Corporation
1,000,000	1.250%, 8/1/2019	951,902
325,000	1.250%, 10/2/2019	307,885
1,300,000	1.375%, 5/1/2020	1,218,768
350,000	6.750%, 3/15/2031	463,080
	Federal National Mortgage Association
2,000,000	0.375%, 7/5/2016	1,986,138
2,690,000	0.875%, 5/21/2018	2,602,069
500,000	5.960%, 9/11/2028	595,184
100,000	6.250%, 5/15/2029	125,364
	Resolution Funding Corporation
200,000	8.125%, 10/15/2019	259,792
	Tennessee Valley Authority
350,000	5.250%, 9/15/2039	373,560
	U.S. Treasury Bonds
2,500,000	5.250%, 11/15/2028	3,009,765
6,075,000	3.000%, 5/15/2042	5,094,459
	U.S. Treasury Notes
3,650,000	0.250%, 10/31/2014	3,653,135
1,425,000	2.625%, 2/29/2016	1,492,687
5,000,000	1.000%, 10/31/2016	5,037,890
9,375,000	0.625%, 12/15/2016	9,336,919
3,250,000	3.000%, 2/28/2017	3,463,281
1,000,000	2.250%, 11/30/2017	1,037,812
3,750,000	2.375%, 6/30/2018	3,889,159
6,075,000	1.375%, 1/31/2020	5,810,640
2,500,000	2.000%, 7/31/2020	2,455,470
1,870,000	1.625%, 8/15/2022	1,698,925
400,000	1.750%, 5/15/2023	360,531

	Total	56,603,963

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (103.0%)	Value
Utilities (2.9%)
	American Electric Power Company, Inc.
$300,000	1.650%, 12/15/2017	$293,944
	CenterPoint Energy Houston Electric, LLC
400,000	5.600%, 7/1/2023	441,637
	Commonwealth Edison Company
275,000	5.900%, 3/15/2036	314,174
	Dayton Power and Light Company
300,000	1.875%, 9/15/2016[d]	302,451
	El Paso Pipeline Partners Operating Company, LLC
325,000	4.700%, 11/1/2042	278,225
	FirstEnergy Corporation
27,000	7.375%, 11/15/2031	29,338
	Kansas City Power & Light Company
250,000	3.150%, 3/15/2023	231,835
	MidAmerican Energy Holdings Company
155,000	1.100%, 5/15/2017[d]	154,162
185,000	5.750%, 4/1/2018	211,176
	National Rural Utilities Cooperative Finance Corporation
27,000	8.000%, 3/1/2032	36,218
	NiSource Finance Corporation
350,000	3.850%, 2/15/2023	336,785
	NSTAR Electric Company
325,000	2.375%, 10/15/2022	295,106
	ONEOK Partners, LP
275,000	6.650%, 10/1/2036	302,630
	PPL Capital Funding, Inc.
325,000	3.500%, 12/1/2022	306,933
	Public Service Company of Colorado
350,000	3.600%, 9/15/2042	292,327
	Sempra Energy
325,000	2.300%, 4/1/2017	329,210
	Southern California Gas Company
325,000	3.750%, 9/15/2042	286,642

	Total	4,442,793

	Total Long-Term Fixed Income (cost $158,490,775)	156,583,035

Shares or Principal Amount	Short-Term Investments (29.7%)[h]
	Thrivent Cash Management Trust
45,080,757	0.060%	$45,080,757

	Total Short-Term Investments (at amortized cost)	45,080,757

	Total Investments (cost $203,571,532) 132.7%	$201,663,792

	Other Assets and Liabilities, Net (32.7%)	(49,647,014)

	Total Net Assets 100.0%	$152,016,778

a	All or a portion of the security is insured or guaranteed.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2013.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Bond Index Portfolio owned as of December 31, 2013.

Security	Acquisition Date	Cost
Preferred Term Securities XXIII, Ltd., 12/22/2036	9/14/2006	$789,179
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	907,802

d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2013, the value of these investments was $11,788,180 or 7.8% of total net assets.
e	Defaulted security. Interest is not being accrued.
f	Security is fair valued.
g	Denotes investments purchased on a when-issued or delayed delivery basis.
h	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$2,745,530
Gross unrealized depreciation	(4,812,786)

Net unrealized appreciation (depreciation)	$(2,067,256)

Cost for federal income tax purposes	$203,731,048

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Bond Index Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	4,389,719	—	4,389,719	—
Basic Materials	1,901,065	—	1,901,065	—
Capital Goods	912,347	—	912,347	—
Commercial Mortgage-Backed Securities	4,289,560	—	4,289,560	—
Communications Services	1,973,862	—	1,973,862	—
Consumer Cyclical	3,581,398	—	3,581,398	—
Consumer Non-Cyclical	4,170,069	—	4,170,069	—
Energy	1,544,748	—	1,544,748	—
Financials^	14,091,050	—	13,503,593	587,457
Foreign Government	4,855,653	—	4,855,653	—
Mortgage-Backed Securities	51,074,320	—	51,074,320	—
Technology	1,209,742	—	1,209,742	—
Transportation	1,542,746	—	1,542,746	—
U.S. Government and Agencies	56,603,963	—	56,603,963	—
Utilities	4,442,793	—	4,442,793	—
Short-Term Investments	45,080,757	45,080,757	—	—

Total	$201,663,792	$45,080,757	$155,995,578	$587,457

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

^	Level 3 security in this section is fair valued at <$1.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Bond Index Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
Cash Management Trust- Collateral Investment	$1,274,400	$19,762,668	$21,037,068	—	$—	$7,095
Cash Management Trust- Short Term Investment	39,325,747	60,999,890	55,244,880	45,080,757	45,080,757	32,781
Total Value and Income Earned	40,600,147				45,080,757	39,876

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Bank Loans (5.5%)[a]	Value
Basic Materials (0.2%)
	Fortescue Metals Group, Ltd., Term Loan
$1,064,637	4.250%, 6/30/2019	$1,077,614
	Ineos Group Holdings, Ltd., Term Loan
1,232,548	4.000%, 5/4/2018	1,235,630

	Total	2,313,244

Capital Goods (0.3%)
	ADS Waste Holdings, Term Loan
1,228,968	4.250%, 10/9/2019	1,234,425
	Berry Plastics Group, Inc., Term Loan
957,763	3.500%, 2/8/2020	953,769
	Rexnord, LLC, Term Loan
688,275	4.000%, 8/21/2020	689,706
	Silver II Borrower, Term Loan
676,182	4.000%, 12/13/2019	676,886

	Total	3,554,786

Communications Services (1.9%)
	Cincinnati Bell, Inc., Term Loan
344,137	4.000%, 9/10/2020	344,568
	Clear Channel Communications, Inc., Term Loan
12,551	3.819%, 1/29/2016	12,141
995,670	6.919%, 1/30/2019	949,620
231,780	7.669%, 7/30/2019	228,159
	Cricket Communications, Inc., Term Loan
686,550	4.750%, 3/8/2020	688,836
	Fairpoint Communications, Term Loan
273,622	7.500%, 2/14/2019 [b,c]	282,446
	Grande Communications Networks, LLC, Term Loan
960,175	4.500%, 5/29/2020	958,178
	Hargray Communications Group, Inc., Term Loan
1,233,800	4.750%, 6/26/2019	1,239,969
	Integra Telecom Holdings, Inc., Term Loan
1,206,509	5.250%, 2/22/2019	1,221,084
	Level 3 Communications, Inc., Term Loan
275,000	4.000%, 8/1/2019	276,260
410,000	4.000%, 1/15/2020	412,821
	LTS Buyer, LLC, Term Loan
686,550	4.500%, 4/13/2020	688,912
	McGraw-Hill Global Education Holdings, LLC, Term Loan
857,874	9.000%, 3/22/2019	872,526
	NEP Broadcasting, LLC, Term Loan
955,350	4.750%, 1/22/2020	957,977
	NTelos, Inc., Term Loan
686,524	5.750%, 11/9/2019	687,670
	Puerto Rico Cable Acquisition Company, Inc., Term Loan
1,593,627	5.500%, 7/31/2018	1,594,296
	RCN Telecom Services, LLC, Term Loan
1,191,061	4.500%, 3/1/2020	1,199,565
	TNS, Inc., Term Loan
1,154,246	5.000%, 2/14/2020	1,159,659
	Univision Communications, Inc., Term Loan
1,206,509	4.500%, 3/1/2020	1,212,976
	Virgin Media Investment
	Holdings, Ltd., Term Loan
1,215,000	3.500%, 6/8/2020	1,216,823
	Visant Corporation, Term Loan
480,000	5.250%, 12/22/2016	472,402
	WideOpenWest Finance, LLC, Term Loan
1,206,509	4.750%, 4/1/2019	1,211,335
	WMG Acquisition Corporation, Term Loan
962,587	3.750%, 7/1/2020	961,866
	Zayo Group, LLC, Term Loan
1,204,042	4.000%, 7/2/2019	1,204,319

	Total	20,054,408

Consumer Cyclical (1.0%)
	Bally Technologies, Inc., Term Loan
359,100	4.250%, 11/25/2020	361,456
	Booz Allen Hamilton, Inc., Term Loan
407,935	3.750%, 7/31/2019	408,881
	Burlington Coat Factory Warehouse Corporation, Term Loan
688,271	4.250%, 2/23/2017	694,293
	Cenveo Corporation, Term Loan
269,439	6.250%, 2/13/2017	270,562
	Ceridian Corporation, Term Loan
1,375,000	4.415%, 5/9/2017	1,378,864
	Chrysler Group, LLC, Term Loan
957,634	3.875%, 5/24/2017	963,351
	J.C. Penney Corporation, Inc., Term Loan
1,233,800	6.000%, 5/22/2018	1,205,423
	MGM Resorts International, Term Loan
1,036,266	3.500%, 12/20/2019	1,038,214
	ROC Finance, LLC, Term Loan
962,587	5.000%, 6/20/2019	920,176
	Scientific Games International, Inc., Term Loan
1,240,000	4.250%, 10/18/2020	1,240,310
	Seminole Hard Rock Entertainment, Inc., Term Loan
482,575	3.500%, 5/14/2020	482,174
	Seminole Indian Tribe of Florida, Term Loan
914,337	3.000%, 4/29/2020	912,335

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2012

Principal Amount	Bank Loans (5.5%)[a]	Value
Consumer Cyclical (1.0%) - continued
	Toys R Us, Inc., Term Loan
$686,375	5.250%, 5/25/2018	$577,845

	Total	10,453,884

Consumer Non-Cyclical (0.7%)
	Albertsons, Inc., Term Loan
1,229,511	4.750%, 3/21/2019[b,c]	1,235,142
	Biomet, Inc., Term Loan
1,368,125	3.670%, 7/25/2017	1,375,827
	Del Monte Corporation, Term Loan
150,318	4.000%, 3/8/2018	150,665
	JBS USA, LLC, Term Loan
686,533	3.750%, 5/25/2018	686,533
	Roundy’s Supermarkets, Inc., Term Loan
535,049	5.750%, 2/13/2019	534,466
	Supervalu, Inc., Term Loan
1,909,630	5.000%, 3/21/2019	1,926,034
	Van Wagner Communications, LLC, Term Loan
1,024,650	6.250%, 8/3/2018	1,036,177

	Total	6,944,844

Energy (0.2%)
	Arch Coal, Inc., Term Loan
686,520	6.250%, 5/16/2018	676,366
	Offshore Group Investment, Ltd., Term Loan
481,362	5.750%, 3/28/2019	486,629
	Pacific Drilling SA, Term Loan
1,208,925	4.500%, 6/3/2018	1,221,776

	Total	2,384,771

Financials (0.3%)
	Harland Clarke Holdings Corporation, Term Loan
1,224,500	7.000%, 5/22/2018	1,231,933
	Intelsat Jackson Holdings SA, Term Loan
1,019,311	3.750%, 6/30/2019	1,026,160
	WaveDivision Holdings, LLC, Term Loan
955,350	4.000%, 10/12/2019	958,932

	Total	3,217,025

Technology (0.4%)
	BMC Software, Inc., Term Loan
1,375,000	5.000%, 9/10/2020	1,381,449
	First Data Corporation Extended, Term Loan
1,240,000	4.166%, 3/23/2018	1,240,856
	Freescale Semiconductor, Inc., Term Loan
1,206,509	5.000%, 3/1/2020	1,217,923
	SunGard Data Systems, Inc., Term Loan
476,400	4.000%, 3/8/2020	479,377

	Total	4,319,605

Transportation (0.3%)
	American Airlines, Inc., Term Loan
1,368,125	3.750%, 6/27/2019	1,374,966
	American Petroleum Tankers Parent, LLC, Term Loan
889,041	4.750%, 10/2/2019	889,041
	U.S. Airways, Inc., Term Loan
1,215,000	4.000%, 5/23/2019	1,221,986

	Total	3,485,993

Utilities (0.2%)
	Calpine Corporation, Term Loan
955,178	4.000%, 4/1/2018	960,690
240,000	4.000%, 10/31/2020	241,286
	Intergen NV, Term Loan
1,208,925	5.500%, 6/15/2020	1,217,992
	Total	2,419,968

	Total Bank Loans (cost $59,023,336)	59,148,528

	Long-Term Fixed Income (92.5%)
Asset-Backed Securities (15.3%)
	Avis Budget Rental Car Funding AESOP, LLC
9,000,000	2.370%, 11/20/2014[d]	9,101,421
	Citibank Omni Master Trust
6,000,000	4.900%, 11/15/2018[d]	6,219,846
	Countrywide Home Loans, Inc.
1,359,159	6.085%, 6/25/2021[e]	1,584,033
	Credit Based Asset Servicing and Securitization, LLC
1,684,688	5.501%, 12/25/2036	1,095,447
	Edlinc Student Loan Funding Trust
3,066,113	3.170%, 10/1/2025[f,g]	3,035,452
	Education Loan Asset-Backed Trust I
3,489,056	0.615%, 6/25/2022[d,g]	3,488,072
	Enterprise Fleet Financing, LLC
522,745	1.430%, 10/20/2016[d]	522,999
1,554,755	0.720%, 4/20/2018[d]	1,554,693
	First Franklin Mortgage Loan Asset-Backed Certificates
215,069	5.500%, 3/25/2036[f,h]	2
	First Horizon ABS Trust
479,279	0.295%, 9/25/2029[e,g]	444,961
	Fosse Master Issuer plc
4,644,448	1.646%, 10/18/2054[d,g]	4,667,284
	GE Dealer Floorplan Master Note Trust
6,000,000	0.607%, 10/20/2017[g]	6,004,908
6,500,000	0.567%, 4/20/2018[g]	6,504,524
	GMAC Mortgage Corporation Loan Trust
1,053,984	0.345%, 8/25/2035[e,g]	883,741
1,432,620	5.750%, 10/25/2036[e]	1,390,372
2,524,972	0.345%, 12/25/2036[e,g]	2,132,013
	Golden Credit Card Trust
7,200,000	0.419%, 2/15/2018[d,g]	7,187,638

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Asset-Backed Securities (15.3%) - continued
$1,000,000	0.597%, 9/15/2018[d,g]	$1,001,090
	Great America Leasing Receivables
3,000,000	0.780%, 6/15/2016[d]	3,000,099
	Master Credit Card Trust
10,000,000	0.780%, 4/21/2017[d]	9,983,570
	Montana Higher Education Student Assistance Corporation
901,319	0.767%, 9/20/2022[g]	901,796
	Mortgage Equity Conversion Asset Trust
5,157,791	0.630%, 1/25/2042[f,g]	3,765,187
5,098,211	0.600%, 2/25/2042[f,g]	3,823,658
	Nationstar Agency Advance Funding Trust
4,200,000	0.997%, 2/15/2045[d]	4,173,498
	Nissan Master Owner Trust Receivables
9,000,000	0.467%, 2/15/2018[g]	8,998,065
	Northstar Education Finance, Inc.
4,301,449	0.865%, 12/26/2031[d,g]	4,294,288
	Penarth Master Issuer plc
5,500,000	0.555%, 11/18/2017[d,g]	5,495,864
	Renaissance Home Equity Loan Trust
3,583,913	5.608%, 5/25/2036	2,420,173
1,228,483	5.285%, 1/25/2037	666,264
	Santander Drive Auto Receivables Trust
6,000,000	0.700%, 9/15/2017	6,001,566
	SLM Student Loan Trust
5,019,660	0.308%, 4/27/2020[g]	5,013,746
2,594,056	1.267%, 12/15/2021[d,g]	2,606,061
5,146,155	0.308%, 4/25/2022[g]	5,133,357
2,744,516	0.767%, 8/15/2022[d,g]	2,740,325
1,155,436	0.318%, 4/25/2023[g]	1,155,946
4,258,850	0.917%, 10/16/2023[d,g]	4,261,533
2,441,257	0.565%, 3/25/2025[g]	2,433,372
7,427,171	0.685%, 3/25/2026[g]	7,432,311
2,700,000	1.217%, 5/17/2027[d,g]	2,662,986
	Volvo Financial Equipment, LLC
5,000,000	0.740%, 3/15/2017[d]	4,995,870
	Wachovia Asset Securitization, Inc.
1,134,752	0.305%, 7/25/2037[e,f,g]	995,432
	Wachovia Student Loan Trust
1,951,477	0.348%, 7/27/2020[g]	1,949,895
	World Financial Network Credit Card Master Trust
4,000,000	0.910%, 3/16/2020	3,974,420
	World Omni Auto Receivables Trust
4,000,000	1.330%, 1/15/2018	4,047,388
	World Omni Master Owner Trust
5,400,000	0.517%, 2/15/2018[d,g]	5,402,317

	Total	165,147,483

Banking-Domestic (0.2%)
	Bank of New York Mellon Corporation
2,500,000	1.088%, 11/24/2014[g]	2,518,873

	Total	2,518,873

Basic Materials (0.9%)
	Dow Chemical Company
2,000,000	2.500%, 2/15/2016	2,061,198
	Freeport-McMoRan Copper & Gold, Inc.
1,000,000	2.375%, 3/15/2018	997,557
	Glencore Funding, LLC
1,400,000	1.604%, 1/15/2019 [d,g]	1,373,259
	Mosaic Company
500,000	4.250%, 11/15/2023	493,798
	Xstrata Finance Canada, Ltd.
1,875,000	2.050%, 10/23/2015[d]	1,898,863
2,825,000	2.700%, 10/25/2017[d]	2,857,066

	Total	9,681,741

Capital Goods (1.1%)
	Eaton Corporation
2,000,000	1.500%, 11/2/2017	1,960,664
	John Deere Capital Corporation
3,000,000	0.343%, 10/8/2014[g]	3,001,671
	Precision Castparts Corporation
2,025,000	1.250%, 1/15/2018	1,971,339
	Roper Industries, Inc.
2,250,000	1.850%, 11/15/2017	2,230,342
	Textron, Inc.
2,700,000	6.200%, 3/15/2015	2,864,195

	Total	12,028,211

Collateralized Mortgage Obligations (4.0%)
	American Home Mortgage Assets Trust
2,954,900	1.064%, 11/25/2046[g]	1,499,715
	Bear Stearns Adjustable Rate Mortgage Trust
1,378,073	2.430%, 10/25/2035[g]	1,353,537
	Countrywide Alternative Loan Trust
804,722	5.500%, 11/25/2035	800,609
845,762	5.500%, 2/25/2036	755,220
1,502,539	6.000%, 1/25/2037	1,276,416
	Countrywide Home Loans, Inc.
1,953,649	2.536%, 3/20/2036	1,549,939
1,796,443	2.604%, 9/20/2036	1,266,869
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust
3,460,371	0.900%, 4/25/2047[g]	2,855,809
	GSR Mortgage Loan Trust
1,912,152	0.355%, 8/25/2046[g]	1,882,213
	HarborView Mortgage Loan Trust
2,085,990	2.388%, 6/19/2034	2,080,634
	HomeBanc Mortgage Trust
1,742,034	2.409%, 4/25/2037	1,211,408
	Impac CMB Trust
866,824	0.685%, 4/25/2035[g]	789,950
621,236	0.805%, 8/25/2035[g]	537,349

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Collateralized Mortgage Obligations (4.0%) - continued
	J.P. Morgan Alternative Loan Trust
$3,032,474	2.622%, 3/25/2036	$2,373,997
	J.P. Morgan Mortgage Trust
468,428	2.665%, 10/25/2036	388,161
	Master Asset Securitization Trust
1,689,004	0.665%, 6/25/2036[g]	1,060,811
	Residential Accredit Loans, Inc.
1,541,862	3.531%, 9/25/2035	1,264,527
	Sequoia Mortgage Trust
1,657,052	0.765%, 9/20/2034[g]	1,565,530
	Structured Adjustable Rate Mortgage Loan Trust
41,638	5.500%, 12/25/2034	40,283
	Vericrest Opportunity Loan Transferee
3,500,000	3.625%, 11/25/2053[f]	3,486,000
	Wachovia Mortgage Loan Trust, LLC
1,594,203	2.790%, 5/20/2036	1,349,138
	WaMu Mortgage Pass Through Certificates
994,214	0.455%, 10/25/2045[g]	920,496
3,001,057	1.009%, 10/25/2046[g]	2,371,784
2,950,405	0.949%, 12/25/2046[g]	2,425,935
3,111,157	0.869%, 1/25/2047[g]	2,509,288
	Washington Mutual Alternative Mortgage Pass Through Certificates
2,389,146	1.049%, 9/25/2046[g]	1,422,228
3,960,639	0.889%, 2/25/2047[g]	2,662,457
	Wells Fargo Mortgage Backed Securities Trust
1,150,089	2.619%, 3/25/2036	1,126,013
1,596,685	2.628%, 3/25/2036	1,593,544

	Total	44,419,860

Commercial Mortgage-Backed Securities (5.4%)
	Bear Stearns Commercial Mortgage Securities, Inc.
387,010	5.654%, 6/11/2040	385,850
2,000,000	5.331%, 2/11/2044	2,172,336
	Citigroup Commercial Mortgage Trust
1,250,000	5.705%, 12/10/2049	1,397,980
	Citigroup/Deutsche Bank Commercial Mortgage
3,000,000	5.322%, 12/11/2049	3,285,324
	Commercial Mortgage Pass-Through Certificates
5,000,000	1.218%, 6/8/2030[d,g]	4,987,780
1,500,000	5.306%, 12/10/2046	1,634,308
	Credit Suisse First Boston Mortgage Securities Corporation
4,611,107	4.691%, 4/15/2037	4,677,668
	Credit Suisse Mortgage Capital Certificates
3,746,201	5.467%, 9/15/2039	4,075,229
	Government National Mortgage Association
952,638	2.870%, 3/16/2051	962,055
2,459,658	2.164%, 3/16/2033	2,471,710
1,251,111	3.214%, 1/16/2040	1,269,554
	Greenwich Capital Commercial Funding Corporation
5,500,000	5.224%, 4/10/2037	5,800,179
	GS Mortgage Securities Corporation II
4,800,000	1.018%, 11/8/2029[d,g]	4,772,957
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
6,500,000	5.429%, 12/12/2043	7,034,839
	Morgan Stanley Capital, Inc.
2,692,755	5.597%, 4/12/2049	2,730,806
	NCUA Guaranteed Notes
5,000,000	2.900%, 10/29/2020	5,164,795
	SCG Trust 2013-SRP1
3,150,000	1.567%, 11/15/2026[d,g]	3,153,629
	Wachovia Bank Commercial Mortgage Trust
2,109,842	5.765%, 7/15/2045	2,265,937

	Total	58,242,936

Communications Services (2.3%)
	America Movil SAB de CV
3,000,000	1.244%, 9/12/2016[g]	3,031,122
	AT&T, Inc.
2,000,000	1.400%, 12/1/2017	1,971,690
2,070,000	1.146%, 11/27/2018[g]	2,085,769
	British Telecommunications plc
1,500,000	1.625%, 6/28/2016	1,513,218
	Crown Castle Towers, LLC
2,500,000	3.214%, 8/15/2015[d]	2,548,890
1,650,000	4.174%, 8/15/2017[d]	1,740,366
	DIRECTV Holdings, LLC
1,125,000	1.750%, 1/15/2018	1,103,589
	GTP Acquisition Partners I, LLC
2,000,000	4.347%, 6/15/2016[d]	2,104,924
	NBC Universal Enterprise, Inc.
2,250,000	1.662%, 4/15/2018[d]	2,197,489
	SBA Tower Trust
4,500,000	4.254%, 4/15/2015[d]	4,556,205
	Verizon Communications, Inc.
1,650,000	1.773%, 9/15/2016[g]	1,699,878

	Total	24,553,140

Consumer Cyclical (2.5%)
	Amazon.com, Inc.
2,125,000	1.200%, 11/29/2017	2,080,573
	American Honda Finance Corporation
5,000,000	1.850%, 9/19/2014[d]	5,049,135
	Daimler Finance North America, LLC
4,000,000	0.857%, 3/28/2014[d,g]	4,005,536
	Ford Motor Credit Company, LLC
2,000,000	4.207%, 4/15/2016	2,131,076

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Consumer Cyclical (2.5%) - continued
$2,050,000	3.984%, 6/15/2016	$2,179,968
1,000,000	3.000%, 6/12/2017	1,039,318
	Home Depot, Inc.
2,000,000	2.250%, 9/10/2018	2,027,506
	Hyundai Capital America
2,750,000	1.875%, 8/9/2016[d]	2,759,963
	Viacom, Inc.
1,250,000	2.500%, 9/1/2018	1,260,076
	Volkswagen International Finance NV
4,000,000	1.625%, 3/22/2015[d]	4,045,136

	Total	26,578,287

Consumer Non-Cyclical (4.0%)
	AbbVie, Inc.
1,500,000	1.200%, 11/6/2015	1,515,246
1,250,000	1.750%, 11/6/2017	1,247,859
	Allergan, Inc.
1,250,000	1.350%, 3/15/2018	1,218,100
	Altria Group, Inc.
500,000	2.850%, 8/9/2022	460,360
	Anheuser-Busch InBev Worldwide, Inc.
3,150,000	1.375%, 7/15/2017	3,143,385
	Cargill, Inc.
2,146,000	4.307%, 5/14/2021[d]	2,227,003
	Celgene Corporation
2,500,000	1.900%, 8/15/2017	2,488,170
	Coca-Cola Enterprises, Inc.
3,000,000	3.500%, 9/15/2020	2,998,866
	ConAgra Foods, Inc.
1,400,000	1.300%, 1/25/2016	1,402,426
	Dr Pepper Snapple Group, Inc.
500,000	2.000%, 1/15/2020	471,113
	Edwards Lifesciences Corporation
1,500,000	2.875%, 10/15/2018	1,491,246
	Express Scripts Holding Company
3,000,000	2.650%, 2/15/2017	3,092,025
	Heineken NV
2,650,000	1.400%, 10/1/2017[d]	2,599,843
	Howard Hughes Medical Institute
1,500,000	3.500%, 9/1/2023	1,475,040
	Japan Tobacco, Inc.
2,500,000	2.100%, 7/23/2018[d]	2,493,087
	Kroger Company
1,830,000	0.804%, 10/17/2016[g]	1,834,015
	Medtronic, Inc.
2,000,000	1.375%, 4/1/2018	1,963,296
	SABMiller Holdings, Inc.
2,500,000	2.450%, 1/15/2017[d]	2,559,965
	Sanofi
1,500,000	1.250%, 4/10/2018	1,460,421
	Teva Pharmaceutical Finance III BV
3,000,000	0.746%, 3/21/2014[g]	3,002,226
	Thermo Fisher Scientific, Inc.
1,700,000	1.300%, 2/1/2017	1,692,614
	Unilever Capital Corporation
2,600,000	2.200%, 3/6/2019	2,596,662

	Total	43,432,968

Energy (1.2%)
	Cameron International Corporation
3,000,000	1.169%, 6/2/2014[g]	3,008,841
	Chevron Corporation
3,000,000	1.718%, 6/24/2018	2,988,678
	Gazprom Neft OAO Via GPN Capital SA
605,000	6.000%, 11/27/2023[d]	614,075
	International Petroleum Investment Company, Ltd.
2,000,000	3.125%, 11/15/2015[d]	2,067,500
	Petroleos Mexicanos
1,500,000	2.266%, 7/18/2018[g]	1,545,000
1,000,000	3.500%, 7/18/2018	1,026,250
	Weatherford International, Ltd.
1,500,000	6.000%, 3/15/2018	1,683,431

	Total	12,933,775

Financials (23.3%)
	Achmea Hypotheekbank NV
805,000	3.200%, 11/3/2014[d]	823,853
	American International Group, Inc.
2,000,000	5.050%, 10/1/2015	2,142,088
	American Tower Trust I
1,650,000	1.551%, 3/15/2018[d]	1,610,367
	Australia and New Zealand Banking Group, Ltd.
5,000,000	2.400%, 11/23/2016[d]	5,177,000
	Aviation Capital Group Corporation
1,350,000	3.875%, 9/27/2016[d]	1,394,399
	Bank Nederlandse Gemeenten NV
1,000,000	1.375%, 3/19/2018[d,i]	982,200
	Bank of America Corporation
1,500,000	1.500%, 10/9/2015	1,515,103
2,000,000	5.625%, 10/14/2016	2,228,766
2,000,000	1.316%, 3/22/2018[g]	2,026,560
	Bank of Montreal
6,000,000	2.625%, 1/25/2016[d]	6,241,800
1,500,000	0.843%, 4/9/2018[g]	1,507,563
	Bank of New York Mellon Corporation
2,500,000	1.700%, 11/24/2014	2,527,030
675,000	4.500%, 12/29/2049[j]	612,563
	Bank of Nova Scotia
3,000,000	2.150%, 8/3/2016[d]	3,089,739
	Barclays Bank plc
5,000,000	2.500%, 9/21/2015[d]	5,154,690
	BBVA Banco Continental SA
2,000,000	2.250%, 7/29/2016[d]	1,990,000
	Bear Stearns Companies, LLC
2,500,000	6.400%, 10/2/2017	2,901,402
	Berkshire Hathaway Finance Corporation
3,000,000	2.450%, 12/15/2015	3,108,984
	Caisse Centrale Desjardins du Quebec
4,000,000	2.550%, 3/24/2016[d]	4,162,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Financials (23.3%) - continued
	Canadian Imperial Bank of Commerce
$5,000,000	0.900%, 9/19/2014[d]	$5,021,500
	Capital One Financial Corporation
3,000,000	1.394%, 7/15/2014[g]	3,013,575
	CDP Financial, Inc.
4,000,000	3.000%, 11/25/2014[d]	4,096,828
	Chesapeake Funding, LLC
2,881,289	0.618%, 5/7/2024[d,g]	2,876,746
	CNA Financial Corporation
3,000,000	6.500%, 8/15/2016	3,373,977
	CoBank ACB
2,060,000	0.843%, 6/15/2022[f,g]	1,887,475
	Commonwealth Bank of Australia
3,500,000	0.750%, 1/15/2016[d,i]	3,501,750
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
3,000,000	3.200%, 3/11/2015[d]	3,093,369
1,000,000	4.625%, 12/1/2023	1,007,018
	Credit Agricole Home Loan SFH
4,500,000	0.992%, 7/21/2014[d,g]	4,513,576
	Credit Suisse AG Guernsey
2,000,000	2.600%, 5/27/2016[d]	2,080,328
	Credit Suisse Group AG
1,500,000	6.500%, 8/8/2023[d]	1,595,625
990,000	7.500%, 12/11/2049[d,j]	1,045,688
	DnB Boligkreditt AS
4,900,000	1.450%, 3/21/2018[d]	4,789,260
	General Electric Capital Corporation
4,500,000	1.243%, 3/15/2023[g]	4,476,929
	Goldman Sachs Group, Inc.
3,550,000	2.375%, 1/22/2018	3,563,494
1,915,000	1.341%, 11/15/2018[g]	1,919,493
	HCP, Inc.
2,000,000	2.700%, 2/1/2014	1,998,040
	HSBC Bank plc
5,000,000	1.625%, 7/7/2014[d,i]	5,030,895
	ING Bank NV
5,000,000	2.500%, 1/14/2016[d]	5,158,500
	ING Capital Funding Trust III
1,000,000	3.847%, 12/29/2049[g,j]	996,250
	ING US, Inc.
500,000	5.650%, 5/15/2053	486,250
1,500,000	2.900%, 2/15/2018	1,534,179
	International Lease Finance Corporation
1,100,000	8.625%, 9/15/2015	1,221,000
	J.P. Morgan Chase & Company
4,000,000	1.138%, 1/25/2018[g]	4,039,968
1,450,000	7.900%, 4/29/2049[j]	1,598,625
375,000	6.000%, 12/29/2049[j]	358,594
	J.P. Morgan Chase Bank NA
1,800,000	5.875%, 6/13/2016	1,996,360
	Kilroy Realty, LP
750,000	3.800%, 1/15/2023	699,416
	Landwirtschaftliche Rentenbank
7,000,000	0.443%, 3/15/2016[d,g]	7,023,884
	Lloyds TSB Bank plc
300,000	6.500%, 9/14/2020[d]	341,022
	Macquarie Bank, Ltd.
2,275,000	5.000%, 2/22/2017[d]	2,467,101
	MassMutual Global Funding II
3,500,000	2.000%, 4/5/2017[d]	3,510,283
	Metropolitan Life Global Funding I
3,250,000	3.650%, 6/14/2018[d]	3,426,530
	Morgan Stanley
975,000	4.100%, 5/22/2023	943,557
1,750,000	5.000%, 11/24/2025	1,755,233
	Morgan Stanley Mortgage Loan Trust
2,000,000	5.750%, 10/18/2016	2,232,394
	National Australia Bank, Ltd.
2,250,000	0.541%, 1/22/2015[d,g]	2,255,737
3,350,000	2.000%, 6/20/2017[d]	3,412,310
	National Bank of Canada
2,750,000	2.200%, 10/19/2016[d]	2,838,278
	NCUA Guaranteed Notes
2,504,299	0.521%, 12/7/2020[g]	2,506,625
	Nederlandse Waterschapsbank NV
2,250,000	0.750%, 3/29/2016[d]	2,248,641
	Network Rail Infrastructure Finance plc
6,000,000	0.875%, 5/15/2018[d]	5,813,280
	New York Life Global Funding
6,000,000	3.000%, 5/4/2015[d]	6,191,820
	Norddeutsche Landesbank Girozentrale
2,000,000	0.875%, 10/16/2015[d]	2,007,000
	Nordea Bank AB
2,500,000	3.125%, 3/20/2017[d]	2,614,202
	North American Development Bank
2,200,000	2.300%, 10/10/2018	2,166,318
	Principal Life Global Funding II
2,250,000	1.000%, 12/11/2015[d]	2,254,579
	Private Export Funding Corporation
5,000,000	2.125%, 7/15/2016	5,186,305
	Prudential Covered Trust
3,230,000	2.997%, 9/30/2015[d]	3,330,062
	Realty Income Corporation
1,500,000	2.000%, 1/31/2018	1,469,040
	Royal Bank of Canada
4,000,000	1.200%, 9/19/2017	3,963,332
	Royal Bank of Scotland Group plc
1,000,000	6.125%, 12/15/2022	1,022,001
	Skandinaviska Enskilda Banken AB
2,100,000	1.750%, 3/19/2018[d]	2,057,215
2,500,000	1.375%, 5/29/2018[d]	2,433,750
	SLM Corporation
700,000	4.625%, 9/25/2017	726,615
	SpareBank 1 Boligkreditt AS
3,000,000	1.250%, 5/2/2018[d]	2,902,800
	Stadshypotek AB
2,000,000	1.875%, 10/2/2019[d]	1,927,600

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Financials (23.3%) - continued
	Standard Chartered plc
$1,225,000	3.950%, 1/11/2023[d]	$1,136,214
	Svensk Exportkredit AB
3,500,000	0.539%, 1/23/2017[g]	3,509,657
1,500,000	1.125%, 4/5/2018[i]	1,463,310
	Svenska Handelsbanken AB
2,750,000	0.696%, 3/21/2016[g]	2,756,254
	Swedbank AB
1,750,000	1.750%, 3/12/2018[d]	1,719,421
	Swedbank Hypotek AB
5,000,000	0.697%, 3/28/2014[d,g]	5,005,535
	Toronto-Dominion Bank
3,000,000	2.200%, 7/29/2015[d]	3,079,500
3,100,000	0.702%, 9/9/2016[g]	3,109,151
	U.S. Bank National Association
4,000,000	3.778%, 4/29/2020	4,139,440
	UBS AG/London
5,000,000	1.875%, 1/23/2015[d]	5,070,000
	Union Bank NA
1,900,000	1.500%, 9/26/2016	1,921,538
	Wachovia Corporation
1,000,000	0.513%, 6/15/2017[g]	992,241
	WEA Finance, LLC/WT Finance Australia, Pty, Ltd.
3,350,000	5.750%, 9/2/2015[d]	3,613,394
	Wells Fargo & Company
4,500,000	2.625%, 12/15/2016	4,712,773
925,000	3.450%, 2/13/2023	874,527
	Westpac Banking Corporation
2,500,000	1.250%, 12/15/2017[d]	2,459,500

	Total	252,760,784

Foreign Government (5.4%)
	Canada Government International Bond
8,500,000	0.875%, 2/14/2017	8,500,145
	Eksportfinans ASA
2,450,000	2.375%, 5/25/2016	2,410,187
	European Investment Bank
6,000,000	1.750%, 3/15/2017	6,135,420
	Hydro Quebec
3,000,000	2.000%, 6/30/2016	3,080,400
	Inter-American Development Bank
3,750,000	0.211%, 2/11/2016[g]	3,747,911
	International Finance Corporation
3,090,000	0.500%, 5/16/2016	3,084,070
	Japan Bank for International Cooperation
4,000,000	1.750%, 7/31/2018	3,967,532
	Kommunalbanken AS
6,000,000	2.750%, 5/5/2015[d]	6,189,540
	Kommuninvest I Sverige AB
3,500,000	1.000%, 10/24/2017[d]	3,454,850
	Mexico Government International Bond
1,250,000	5.125%, 1/15/2020	1,385,000
	Province of British Columbia
6,500,000	2.100%, 5/18/2016	6,711,900
	Province of Manitoba
5,100,000	1.300%, 4/3/2017	5,140,693
	Province of Ontario
3,500,000	0.289%, 8/13/2015[g]	3,497,928
2,000,000	1.000%, 7/22/2016	2,006,810

	Total	59,312,386

Mortgage-Backed Securities (7.6%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
25,250,000	3.000%, 1/1/2029[c]	25,717,519
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
1,107,103	6.500%, 9/1/2037	1,239,447
	Federal National Mortgage Association Conventional 15-Yr. Pass Through
5,517,730	2.250%, 6/25/2025	5,625,927
22,350,000	3.500%, 1/1/2029[c]	23,372,338
	Federal National Mortgage Association Conventional 30-Yr. Pass Through
1,512,363	5.807%, 9/1/2037[g]	1,627,147
935,424	5.560%, 10/1/2037[g]	1,004,436
5,366,478	2.080%, 1/1/2043[g]	5,474,736
9,509,012	2.059%, 3/1/2043[g]	9,703,875
8,259,815	1.753%, 7/1/2043[g]	8,317,672

	Total	82,083,097

Technology (1.1%)
	Affiliated Computer Services, Inc.
2,000,000	5.200%, 6/1/2015	2,109,736
	Apple, Inc.
2,500,000	1.000%, 5/3/2018	2,417,368
	Micron Semiconductor Asia Pte, Ltd.
1,375,000	1.258%, 1/15/2019	1,370,197
	Oracle Corporation
2,750,000	2.375%, 1/15/2019	2,774,618
	Xerox Corporation
3,000,000	1.059%, 5/16/2014[g]	3,002,481

	Total	11,674,400

Transportation (1.7%)
	American Airlines Pass Through Trust
1,550,000	5.600%, 7/15/2020[d]	1,550,000
1,500,000	4.950%, 1/15/2023[d]	1,545,938
	British Airways plc
1,500,000	4.625%, 6/20/2024[d]	1,563,750
	Canadian National Railway Company
2,105,000	0.438%, 11/6/2015[g]	2,106,532
	Continental Airlines, Inc.
3,170,020	4.150%, 4/11/2024	3,207,664
	CSX Corporation
2,500,000	6.250%, 4/1/2015	2,672,110
	Delta Air Lines, Inc.
883,433	4.750%, 5/7/2020	945,274

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Long-Term Fixed Income (92.5%)	Value
Transportation (1.7%) - continued
	Kansas City Southern de Mexico SA de CV
$1,640,000	0.937%, 10/28/2016[g]	$1,640,444
	TTX Company
800,000	4.125%, 10/1/2023[d]	788,539
	Virgin Australia Holdings, Ltd.
1,850,000	5.000%, 10/23/2023[d]	1,888,156

	Total	17,908,407

U.S. Government and Agencies (15.6%)
	Federal Agricultural Mortgage Corporation
3,500,000	2.000%, 7/27/2016	3,612,959
	Federal Home Loan Mortgage Corporation
500,000	1.250%, 8/1/2019	475,951
4,000,000	1.250%, 10/2/2019	3,789,348
	Federal National Mortgage Association
9,000,000	0.875%, 2/8/2018	8,773,020
5,000,000	0.875%, 5/21/2018	4,836,560
	U.S. Treasury Bonds
2,200,000	3.000%, 5/15/2042	1,844,907
	U.S. Treasury Notes
17,325,000	0.625%, 10/15/2016	17,292,516
79,200,000	0.875%, 1/31/2018	77,690,290
200,000	1.000%, 5/31/2018	195,625
8,250,000	2.375%, 6/30/2018	8,556,149
3,000,000	1.250%, 10/31/2018	2,941,173
22,395,000	1.375%, 1/31/2020	21,420,459
	U.S. Treasury Notes, TIPS
1,540,875	0.125%, 4/15/2018	1,571,572
907,561	1.125%, 1/15/2021	953,862
8,461,982	0.125%, 1/15/2022	8,132,768
6,906,142	0.125%, 1/15/2023	6,522,533

	Total	168,609,692

Utilities (0.9%)
	Dayton Power and Light Company
1,200,000	1.875%, 9/15/2016[d]	1,209,804
	Electricite de France SA
1,500,000	5.250%, 12/29/2049[d,j]	1,491,750
	MidAmerican Energy Holdings Company
1,063,000	1.100%, 5/15/2017[d]	1,057,250
1,267,000	5.750%, 4/1/2018	1,446,272
	National Rural Utilities Cooperative Finance Corporation
1,150,000	4.750%, 4/30/2043	1,070,938
	Northeast Utilities
1,250,000	1.450%, 5/1/2018	1,210,676
	Sempra Energy
2,425,000	2.300%, 4/1/2017	2,456,411

	Total	9,943,101

	Total Long-Term Fixed Income (cost $1,011,137,831)	1,001,829,141

Shares	Preferred Stock (0.5%)
Financials (0.3%)
8,125	Farm Credit Bank of Texas, 6.750%[d,j]	815,039
66,000	HSBC Holdings plc, 8.000%[j]	1,778,040
20,000	The Allstate Corporation, 5.100%	482,200
23,000	The Goldman Sachs Group, Inc., 5.500%[j]	512,670

	Total	3,587,949

Utilities (0.2%)
24,375	Southern California Edison Company, 5.070%[g,j]	2,458,828

	Total	2,458,828

	Total Preferred Stock (cost $5,956,719)	6,046,777

	Collateral Held for Securities Loaned (0.4%)
4,107,820	Thrivent Cash Management Trust	4,107,820

	Total Collateral Held for Securities Loaned (cost $4,107,820)	4,107,820

Shares or Principal Amount	Short-Term Investments (5.7%)[k]
	Federal Home Loan Bank Discount Notes
1,300,000	0.100%, 4/23/2014[l]	1,299,596
200,000	0.120%, 5/28/2014[l]	199,902
	Thrivent Cash Management Trust
59,226,574	0.060%	59,226,574
	U.S. Treasury Bills
1,000,000	0.070%, 4/24/2014[m]	999,780

	Total Short-Term Investments (at amortized cost)	61,725,852

	Total Investments (cost $1,141,951,558) 104.6%	$1,132,858,118

	Other Assets and Liabilities, Net (4.6%)	(50,329,920)

	Total Net Assets 100.0%	$1,082,528,198

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2013, the value of these investments was $320,096,512 or 29.6% of total net assets.
e	All or a portion of the security is insured or guaranteed.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2013

f	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Portfolio owned as of December 31, 2013.

Security	Acquisition Date	Cost
CoBank ACB, 6/15/2022	10/18/2013	$1,901,915
Edlinc Student Loan Funding Trust, 10/1/2025	11/29/2012	$3,092,870
First Franklin Mortgage Loan Asset-Backed Certificates, 3/25/2036	4/19/2006	$214,738
Mortgage Equity Conversion Asset Trust, 1/25/2042	1/18/2007	$5,157,791
Mortgage Equity Conversion Asset Trust, 2/25/2042	2/14/2007	$5,098,211
Vericrest Opportunity Loan Transferee, 11/25/2053	12/18/2013	$3,486,134
Wachovia Asset Securitization, Inc., 7/25/2037	3/16/2007	$1,134,752

g	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2013.
h	Defaulted security. Interest is not being accrued.
i	All or a portion of the security is on loan.
j	Denotes perpetual securities. Perpetual securities pay an indefinite stream of interest, but may be called by the issuer at an earlier date.
k	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
l	At December 31, 2013, $1,499,498 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
m	At December 31, 2013, $899,802 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$14,144,016
Gross unrealized depreciation	(23,244,942)

Net unrealized appreciation (depreciation)	$(9,100,926)

Cost for federal income tax purposes	$1,141,959,044

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Limited Maturity Bond Portfolio’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	2,313,244	—	2,313,244	—
Capital Goods	3,554,786	—	3,554,786	—
Communications Services	20,054,408	—	20,054,408	—
Consumer Cyclical	10,453,884	—	10,453,884	—
Consumer Non-Cyclical	6,944,844	—	6,944,844	—
Energy	2,384,771	—	2,384,771	—
Financials	3,217,025	—	3,217,025	—
Technology	4,319,605	—	4,319,605	—
Transportation	3,485,993	—	3,485,993	—
Utilities	2,419,968	—	2,419,968	—
Long-Term Fixed Income
Asset-Backed Securities	165,147,483	—	150,349,688	14,797,795
Banking-Domestic	2,518,873	—	2,518,873	—
Basic Materials	9,681,741	—	9,681,741	—
Capital Goods	12,028,211	—	12,028,211	—
Collateralized Mortgage Obligations	44,419,860	—	44,419,860	—
Commercial Mortgage-Backed Securities	58,242,936	—	58,242,936	—
Communications Services	24,553,140	—	24,553,140	—
Consumer Cyclical	26,578,287	—	26,578,287	—
Consumer Non-Cyclical	43,432,968	—	43,432,968	—
Energy	12,933,775	—	12,933,775	—
Financials	252,760,784	—	250,873,309	1,887,475
Foreign Government	59,312,386	—	59,312,386	—
Mortgage-Backed Securities	82,083,097	—	82,083,097	—
Technology	11,674,400	—	11,674,400	—
Transportation	17,908,407	—	17,908,407	—
U.S. Government and Agencies	168,609,692	—	168,609,692	—
Utilities	9,943,101	—	9,943,101	—
Preferred Stock
Financials	3,587,949	2,772,910	815,039	—
Utilities	2,458,828	—	2,458,828	—
Collateral Held for Securities Loaned	4,107,820	4,107,820	—	—
Short-Term Investments	61,725,852	59,226,574	2,499,278	—

Total	$1,132,858,118	$66,107,304	$1,050,065,544	$16,685,270

Other Financial Instruments	Total	Level 1	Level 2	Level 3
Asset Derivatives
Futures Contracts	2,380,260	2,380,260	—	—

Total Asset Derivatives	$2,380,260	$2,380,260	$—	$—

Liability Derivatives
Futures Contracts	12,125	12,125	—	—
Credit Default Swaps	431,919	—	431,919	—

Total Liability Derivatives	$444,044	$12,125	$431,919	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2013

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	(965)	March 2014	($116,709,281)	($115,136,563)	$1,572,718
10-Yr. U.S. Treasury Bond Futures	(345)	March 2014	(43,258,715)	(42,451,173)	807,542
30-Yr. U.S. Treasury Bond Futures	5	March 2014	653,687	641,562	(12,125)
Total Futures Contracts					$2,368,135

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Value[3]	Unrealized Gain/(Loss)
CDX HY 21, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	12/20/2018	$22,000,000	($431,919)	($431,919)
Total Credit Default Swaps				($431,919)	($431,919)

1	As the buyer of protection, Limited Maturity Bond Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Limited Maturity Bond Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Limited Maturity Bond Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. When protection has been purchased, the value of the swap will increase when the swap spread increases representing a deterioration in the reference entity’s credit worthiness. The value of the swap will decrease when the swap spread declines representing an improvement in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2013, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	2,380,260
Total Interest Rate Contracts		2,380,260

Total Asset Derivatives		$2,380,260

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	12,125
Total Interest Rate Contracts		12,125
Credit Contracts
Credit Default Swaps	Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	431,919
Total Credit Contracts		431,919

Total Liability Derivatives		$444,044

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2013

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2013, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Purchased	Net realized gains/(losses) on Investments	156,744
Total Equity Contracts		156,744
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	4,378,457
Total Interest Rate Contracts		4,378,457
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(1,240,838)
Total Credit Contracts		(1,240,838)

Total		$3,294,363

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2013, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	1,724,974
Total Interest Rate Contracts		1,724,974
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(38,582)
Total Credit Contracts		(38,582)

Total		$1,686,392

The following table presents Limited Maturity Bond Portfolio’s average volume of derivative activity during the period ended December 31, 2013.

Derivative Risk Category	Futures (Notional)*	Futures (Percentage of Average Net Assets)		Swaps (Notional)*	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	N/A	N/A	%	N/A	N/A	95
Interest Rate Contracts	$239,060,090	21.0		N/A	N/A	N/A
Credit Contracts	N/A	N/A		$16,973,660	1.5%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the Portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Portfolio, is as follows:

Portfolio	Value December 31, 2012	Gross Purchases	Gross Sales	Shares Held at December 31, 2013	Value December 31, 2013	Income Earned January 1, 2013 - December 31, 2013
High Yield Fund	$18,329,255	$—	$18,009,522	—	$—	$666,882
Cash Management Trust- Collateral Investment	10,526,150	157,924,418	164,342,748	4,107,820	4,107,820	30,997
Cash Management Trust- Short Term Investment	48,536,050	412,290,728	401,600,204	59,226,574	59,226,574	44,519
Total Value and Income Earned	77,391,455				63,334,394	742,398

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2013

Principal Amount	Asset Backed Commercial Paper (22.4%)[a]	Value
	Barton Capital, LLC
$1,760,000	0.060%, 1/6/2014[b]	$1,759,985
	Chariot Funding, LLC
725,000	0.230%, 6/16/2014[b]	724,231
	Dealers Capital Access Trust, LLC
2,160,000	0.253%, 1/8/2014[b]	2,159,894
1,150,000	0.250%, 1/29/2014[b]	1,149,776
	Golden Funding Corporation
1,100,000	0.170%, 1/6/2014[b]	1,099,974
1,400,000	0.190%, 1/24/2014[b]	1,399,830
1,455,000	0.200%, 3/3/2014[b]	1,454,507
	Nieuw Amsterdam Receivables Corporation
1,400,000	0.200%, 1/8/2014[b,c]	1,399,946
1,400,000	0.140%, 1/22/2014[b]	1,399,886
1,460,000	0.175%, 3/11/2014[b]	1,459,510
	Old Line Funding, LLC
1,800,000	0.120%, 1/13/2014[b]	1,799,928
1,360,000	0.210%, 3/10/2014[b,c]	1,360,000
1,415,000	0.200%, 4/10/2014[b]	1,414,222
	Starbird Funding Corporation
7,000,000	0.050%, 1/2/2014[b]	6,999,990
	Sydney Capital Corporation
1,500,000	0.240%, 1/24/2014[b,c]	1,499,770
1,420,000	0.220%, 2/25/2014[b]	1,419,523
1,450,000	0.200%, 3/17/2014[b]	1,449,396
	Thunder Bay Funding, LLC
1,460,000	0.200%, 4/10/2014[b]	1,459,197
1,450,000	0.230%, 6/17/2014[b]	1,448,453

	Total	32,858,018

	Certificate of Deposit (11.8%)[a]
	Bank of Montreal Chicago
1,370,000	0.418%, 7/24/2014[d]	1,371,216
	Bank of Nova Scotia
1,400,000	0.175%, 3/25/2014[d]	1,399,977
	Bank of Nova Scotia/Houston
1,500,000	0.260%, 10/24/2014[d]	1,500,000
	JP Morgan Chase Company
730,000	0.370%, 7/30/2014	730,085
	Kells Funding, LLC
1,400,000	0.242%, 10/8/2014[b,c,d]	1,400,000
1,470,000	0.256%, 11/17/2014[b,c,d]	1,469,993
	Rabobank Nederland
1,360,000	0.272%, 4/29/2014[d]	1,360,063
1,140,000	0.284%, 7/10/2014[d]	1,140,000
1,380,000	0.328%, 12/1/2014[d]	1,380,000
	Royal Bank of Canada
1,350,000	0.300%, 2/28/2014[d]	1,350,000
	Skandinaviska Enskilda Banken AB
1,380,000	0.293%, 9/16/2014[d]	1,380,000
	Toronto Dominion Bank of New York
1,440,000	0.225%, 11/18/2014[d]	1,440,000
	Wells Fargo Bank NA
1,400,000	0.222%, 4/17/2014[d]	1,400,000

	Total	17,321,334

	Financial Company Commercial Paper (9.2%)[a]
	AllianceBernstein, LP
1,535,000	0.320%, 1/21/2014[c]	1,534,727
700,000	0.200%, 1/27/2014	699,899
	BNP Paribas Finance, Inc.
1,400,000	0.160%, 2/6/2014	1,399,776
	Skandinaviska Enskilda Banken AB
1,420,000	0.275%, 4/1/2014[c]	1,419,024
	Societe Generale North America, Inc.
1,400,000	0.250%, 2/3/2014	1,399,679
	US Bank NA
7,000,000	0.100%, 1/2/2014	7,000,000

	Total	13,453,105

	Government Agency Debt (20.4%)[a]
	Federal Agricultural Mortgage Corporation
1,500,000	0.350%, 7/1/2015[d]	1,503,640
	Federal Home Loan Bank
1,420,000	0.170%, 2/24/2014[d]	1,420,000
360,000	0.068%, 2/28/2014	359,960
1,050,000	0.220%, 2/28/2014[d]	1,050,067
1,385,000	0.683%, 4/8/2014[d]	1,386,656
1,410,000	0.220%, 6/4/2014[d]	1,410,422
	Overseas Private Investment Corporation
1,206,895	0.120%, 1/1/2014[d]	1,206,895
1,390,000	0.120%, 1/7/2014[d]	1,390,000
1,840,000	0.120%, 1/7/2014[d]	1,840,000
2,300,000	0.120%, 1/7/2014[d]	2,300,000
1,420,000	0.120%, 1/7/2014[d]	1,420,000
1,410,000	0.120%, 1/7/2014[d]	1,410,000
950,000	0.120%, 1/7/2014[d]	950,000
1,308,420	0.294%, 4/15/2014	1,768,442
3,000,000	0.400%, 5/2/2014	3,008,017
2,270,000	0.400%, 5/2/2014	2,276,066
1,000,000	0.176%, 9/7/2014	1,001,655
2,920,000	0.300%, 12/9/2014	2,920,551
1,470,000	0.300%, 12/10/2014	1,470,266

	Total	30,092,637

Shares	Investment Company (7.1%)
	BlackRock Cash Funds
6,533,000	0.080%	6,533,000
	Dreyfus Institutional Cash Advantage Fund
670,000	0.060%	670,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2013

Shares	Investment Company (7.1%)	Value
	DWS Money Market Series
$3,150,037	0.050%	$3,150,037

	Total	10,353,037

Principal Amount	Other Commercial Paper (6.6%)[a]
	Caisse d’Amortissement de la Dette Sociale
1,000,000	0.150%, 2/3/2014	999,862
1,150,000	0.190%, 2/7/2014	1,149,775
	Caisse des Depots et Consignations
1,420,000	0.180%, 1/29/2014[c]	1,419,801
	Cargill Global Funding plc
1,410,000	0.060%, 1/2/2014	1,409,998
	COFCO Capital Corporation
1,450,000	0.180%, 1/23/2014	1,449,840
	Reckitt Benckiser Treasury Services plc
920,000	0.220%, 3/18/2014[c]	919,573
1,420,000	0.350%, 9/12/2014[c]	1,416,493
	Schlumberger Investment SA
750,000	0.230%, 1/28/2014[c]	749,871

	Total	9,515,213

	Other Note (19.8%)[a]
	Bank of Montreal
1,218,000	1.750%, 4/29/2014	1,223,623
	Bank of New York Mellon Corporation
1,400,000	0.522%, 1/31/2014[d]	1,400,367
800,000	4.300%, 5/15/2014	812,053
1,875,000	0.508%, 7/28/2014[d]	1,877,993
1,150,000	1.088%, 11/24/2014[d]	1,158,593
	BHP Billiton Finance USA, Ltd.
900,000	0.508%, 2/18/2014[d]	900,341
	General Electric Capital Corporation
1,400,000	1.093%, 1/7/2014[b,d]	1,400,199
860,000	0.375%, 3/20/2014[b,d]	860,221
1,400,000	0.873%, 4/7/2014[b,d]	1,402,415
	John Deere Capital Corporation
1,150,000	0.343%, 10/8/2014[d]	1,150,771
	KFW
800,000	0.424%, 1/17/2014[d]	800,086
	Nederlandse Waterschapsbank NV
1,480,000	0.288%, 10/27/2014[c,d]	1,480,387
	Nordea Bank AB
825,000	2.125%, 1/14/2014[c]	825,508
	Novartis Capital Corporation
1,400,000	4.125%, 2/10/2014	1,405,684
	Royal Bank of Canada
1,400,000	0.346%, 7/3/2014[d]	1,400,000
700,000	0.293%, 10/7/2014[c,d]	700,000
	SSIF Nevada, LP
1,400,000	0.944%, 4/14/2014[c,d]	1,402,571
	Target Corporation
708,000	0.416%, 7/18/2014[d]	708,891
	Total Capital Canada, Ltd.
1,440,000	0.624%, 1/17/2014[d]	1,440,267
1,380,000	1.625%, 1/28/2014	1,381,437
	Wal-Mart Stores, Inc.
1,460,000	1.625%, 4/15/2014	1,466,074
	Wells Fargo Bank NA
1,370,000	0.293%, 7/14/2014[d]	1,370,000
	Westpac Banking Corporation
1,110,000	1.168%, 2/24/2014[c,d]	1,111,515
1,380,000	0.226%, 9/19/2014[c,d]	1,379,911

	Total	29,058,907

	Treasury Debt (1.4%)[a]
	U.S. Treasury Notes
2,000,000	0.250%, 4/30/2014	2,000,553

	Total	2,000,553

	Variable Rate Demand Note (1.3%)[a]
	Louisiana Housing Finance Agency Qualified Gulf Opportunity Zone Bonds (Canterbury House Apartments - Sherwood)
1,940,000	0.050%, 1/7/2014[d]	1,940,000

	Total	1,940,000

	Total Investments (at amortized cost) 100.0%	$146,592,804

	Other Assets and Liabilities, Net (<0.1%)	(11,090)

	Total Net Assets 100.0%	$146,581,714

a	The interest rate shown reflects the yield, coupon rate or the discount rate at the date of purchase.
b	Denotes variable rate securities. Variable rate securities are securities whose yields vary with a designated market index or market rate. The rate shown is as of December 31, 2013.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2013, the value of these investments was $21,489,090 or 14.7% of total net assets.
d	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank, institution or government.

Cost for federal income tax purposes	$146,592,804

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2013

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2013, in valuing Money Market Portfolio’s assets carried at fair value or amortized cost, which approximates fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3
Asset Backed Commercial Paper	32,858,018	—	32,858,018	—
Certificate of Deposit	17,321,334	—	17,321,334	—
Financial Company Commercial Paper	13,453,105	—	13,453,105	—
Government Agency Debt	30,092,637	—	30,092,637	—
Investment Company	10,353,037	10,353,037	—	—
Other Commercial Paper	9,515,213	—	9,515,213	—
Other Note	29,058,907	—	29,058,907	—
Treasury Debt	2,000,553	—	2,000,553	—
Variable Rate Demand Note	1,940,000	—	1,940,000	—

Total	$146,592,804	$10,353,037	$136,239,767	$—

There were no significant transfers between Levels during the period ended December 31, 2013. Transfers between Levels are identified as of the end of the period.

The accompanying Notes to Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2013	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio		Moderate Allocation Portfolio		Moderately Conservative Allocation Portfolio
Assets
Investments at cost	$672,520,305	$3,815,908,807		$6,924,453,753		$3,526,178,746
Investments in securities at value	391,596,633	2,365,753,752		4,529,882,330		2,461,679,188
Investments in affiliates at value	413,740,812	2,018,255,363		3,095,274,658		1,282,768,153
Investments at Value	805,337,445	4,384,009,115		7,625,156,988		3,744,447,341
Cash	6,734,457	13,639,540	(a)	12,655,289	(b)	17,100,202
Dividends and interest receivable	381,018	4,093,003		9,880,844		6,771,673
Prepaid expenses	1,883	5,466		8,815		5,173
Receivable for investments sold	399,000	3,545,910		14,497,428		20,008,775
Receivable for fund shares sold	609,048	4,575,522		5,768,776		1,338,103
Receivable for variation margin	495,058	1,256,448		1,351,550		555,870
Total Assets	813,957,909	4,411,125,004		7,669,319,690		3,790,227,137
Liabilities
Accrued expenses	40,133	96,443		138,152		85,869
Payable for investments purchased	13,550,631	149,342,689		416,043,089		380,748,557
Payable upon return of collateral for securities loaned	—	34,022,252		67,924,410		53,397,848
Payable for fund shares redeemed	10,274	246,524		80,655		797,400
Payable for variation margin	643,474	1,260,301		1,161,666		678,100
Payable to affiliate	301,514	1,507,524		2,519,561		1,209,349
Mortgage dollar roll deferred revenue	12,171	103,221		328,357		331,145
Total Liabilities	14,558,197	186,578,954		488,195,890		437,248,268
Net Assets
Capital stock (beneficial interest)	640,034,451	3,501,867,672		6,187,293,999		3,010,402,343
Accumulated undistributed net investment income/(loss)	3,758,799	38,714,975		90,046,748		53,555,301
Accumulated undistributed net realized gain/(loss)	21,345,430	104,931,190		182,168,734		62,610,040
Net unrealized appreciation/(depreciation) on:
Investments	75,859,680	247,841,775		306,980,871		102,369,120
Affiliated investments	56,957,460	320,258,533		393,722,364		115,899,475
Futures contracts	1,442,302	10,924,317		20,899,966		8,138,811
Foreign currency transactions	1,590	7,588		11,118		3,779
Swap agreements	—	—		—		—
Total Net Assets	$799,399,712	$4,224,546,050		$7,181,123,800		$3,352,978,869
Shares of beneficial interest outstanding	53,164,851	293,915,272		526,681,514		263,894,378
Net asset value per share	$15.04	$14.37		$13.63		$12.71

(a)	Includes foreign currency holdings of $10,727 (cost $10,604).
(b)	Includes foreign currency holdings of $14,269 (cost $14,105).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Growth and Income Plus Portfolio	Balanced Income Plus Portfolio	Diversified Income Plus Portfolio	Opportunity Income Plus Portfolio	Partner Technology Portfolio	Partner Healthcare Portfolio	Natural Resources Portfolio

$62,956,923	$269,528,660	$356,389,886	$50,451,252	$34,616,130	$43,932,985	$37,484,647
62,041,878	270,862,511	341,155,230	46,007,740	47,127,309	52,024,509	32,948,378
5,486,510	18,302,791	32,578,585	4,568,156	856,402	1,615,477	3,650,964
67,528,388	289,165,302	373,733,815	50,575,896	47,983,711	53,639,986	36,599,342
2,414	13,219	17,424	5,608	4,792	—	—
176,815	1,011,816	1,900,431	272,737	2,279	66,808	78,958
1,119	1,350	1,379	1,064	1,063	1,055	1,058
107,069	674,543	769,237	1,108,220	75,424	—	—
78	322,321	100,131	14,657	47,371	73,894	78,267
6,303	9,600	26,894	762	—	—	—
67,822,186	291,198,151	376,549,311	51,978,944	48,114,640	53,781,743	36,757,625

20,045	93,902	44,034	20,441	19,315	13,759	13,141
2,304,483	15,528,891	10,500,590	5,296,410	—	—	—
—	—	3,011,629	—	—	—	1,771,801
11,934	410,476	140,621	99,448	9,129	23,958	321
—	—	2,438	—	—	—	—
32,395	135,514	130,844	17,496	31,402	45,183	20,092
1,831	12,171	6,907	3,966	—	—	—
2,370,688	16,180,954	13,837,063	5,437,761	59,846	82,900	1,805,355

53,136,852	201,173,977	335,691,875	48,136,323	35,389,840	39,841,121	38,562,619
1,914,126	4,535,096	11,868,879	753	(16,529)	(10,237)	159,631
5,774,085	49,562,531	(2,470,786)	(1,722,739)	(686,098)	4,159,396	(2,884,675)

4,571,465	19,636,642	17,343,929	124,644	13,367,581	9,707,001	(885,305)
—	—	—	—	—	—	—
54,970	108,951	278,351	—	—	—	—
—	—	—	—	—	1,562	—
—	—	—	2,202	—	—	—
$65,451,498	$275,017,197	$362,712,248	$46,541,183	$48,054,794	$53,698,843	$34,952,270
5,614,583	15,917,845	46,259,740	4,585,127	4,961,446	3,188,985	4,646,063
$11.66	$17.28	$7.84	$10.15	$9.69	$16.84	$7.52

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of December 31, 2013	Partner Emerging Markets Equity Portfolio	Real Estate Securities Portfolio	Partner Small Cap Growth Portfolio	Partner Small Cap Value Portfolio
Assets
Investments at cost	$55,976,670	$132,028,326	$281,146,717	$235,225,524
Investments in securities at value	58,119,035	119,251,577	336,916,752	375,638,954
Investments in affiliates at value	4,061,199	359,706	35,547,401	14,741,067
Investments at Value	62,180,234	119,611,283	372,464,153	390,380,021
Cash	14,497 (a)	—	—	—
Initial margin deposit on open futures contracts	—	—	—	—
Dividends and interest receivable	59,713	581,914	123,422	524,935
Prepaid expenses	1,096	1,191	1,379	1,439
Receivable for investments sold	—	65,583	4,407,439	6,709,473
Receivable for fund shares sold	25,187	30,595	53,933	42,075
Unrealized gain on forward contracts	—	—	—	—
Receivable for variation margin	—	—	—	—
Total Assets	62,280,727	120,290,566	377,050,326	397,657,943
Liabilities
Accrued expenses	35,263	49,557	37,863	44,987
Other liabilities	—	—	—	—
Payable for investments purchased	—	—	2,776,663	5,926,937
Payable upon return of collateral for securities loaned	2,223,998	—	29,633,978	6,702,600
Payable for fund shares redeemed	96,849	88,814	6,283	36,527
Unrealized loss on forward contracts	—	—	—	—
Payable for variation margin	—	—	—	—
Payable to affiliate	55,771	86,353	270,485	270,735
Total Liabilities	2,411,881	224,724	32,725,272	12,981,786
Net Assets
Capital stock (beneficial interest)	53,795,826	128,141,196	214,558,596	220,555,953
Accumulated undistributed net investment income/(loss)	549,677	1,959,695	(112,650)	(168,608)
Accumulated undistributed net realized gain/(loss)	(679,261)	2,382,014	38,561,672	9,134,315
Net unrealized appreciation/(depreciation) on:
Investments	6,203,564	(12,417,043)	91,317,436	155,154,497
Futures contracts	—	—	—	—
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	(960)	(20)	—	—
Total Net Assets	$59,868,846	$120,065,842	$344,325,054	$384,676,157
Shares of beneficial interest outstanding	4,799,851	6,676,935	17,902,351	13,607,542
Net asset value per share	$12.47	$17.98	$19.23	$28.27

(a)	Includes foreign currency holdings of $14,497 (cost $14,446).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio

$301,292,672	$184,954,914	$319,777,403	$286,228,827	$514,766,442	$90,245,719	$1,535,652,701
328,883,785	253,915,721	412,368,956	348,853,975	648,546,847	118,744,999	1,670,977,671
50,740,789	32,122,869	29,886,209	3,138,588	64,171,438	12,329,155	79,384,071
379,624,574	286,038,590	442,255,165	351,992,563	712,718,285	131,074,154	1,750,361,742
—	—	—	—	—	—	2,704,697	(b)
—	—	—	—	—	—	314,618
188,169	336,436	68,700	552,187	630,195	114,518	3,939,899
1,412	1,299	1,475	1,410	1,771	1,143	3,047
—	—	—	1,904,098	—	71,686	417,713
10,302	10,327	9,736	42,154	31,849	15,476	189,529
—	—	—	—	—	—	442,409
90,720	41,218	—	—	—	11,550	303,065
379,915,177	286,427,870	442,335,076	354,492,412	713,382,100	131,288,527	1,758,676,719

60,959	64,096	103,659	35,930	72,534	25,939	246,358
—	—	—	—	—	70,520	—
—	451,217	—	1,259,495	—	—	130,302
25,019,444	22,919,937	17,677,617	—	37,473,212	8,155,102	50,312,730
50,258	147,815	82,752	25,222	20,441	5,497	74,265
—	—	—	—	—	—	421,505
—	—	—	—	—	—	260,629
210,870	82,957	151,714	225,817	393,815	38,758	1,242,345
25,341,531	23,666,022	18,015,742	1,546,464	37,960,002	8,295,816	52,688,134

271,716,797	146,908,266	264,132,109	236,220,586	444,238,271	77,817,419	1,648,783,122
703,090	1,863,885	783,613	2,338,230	1,932,768	978,459	32,581,677

2,626,867	12,484,820	36,925,850	48,623,396	31,299,216	3,219,000	(190,721,824)
78,331,902	101,083,676	122,477,762	65,763,736	197,951,843	40,828,435	214,709,041
1,194,990	421,201	—	—	—	149,398	582,381
—	—	—	—	—	—	20,904
—	—	—	—	—	—	33,284
$354,573,646	$262,761,848	$424,319,334	$352,945,948	$675,422,098	$122,992,711	$1,705,988,585
19,957,140	14,708,437	16,670,120	19,129,143	38,238,604	7,791,819	170,228,930
$17.77	$17.86	$25.45	$18.45	$17.66	$15.78	$10.02

(b)	Includes foreign currency holdings of $2,610,558 (cost $2,611,557).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of December 31, 2013	Partner All Cap Portfolio	Large Cap Growth Portfolio	Partner Growth Stock Portfolio		Large Cap Value Portfolio
Assets
Investments at cost	$54,183,395	$785,897,795	$41,512,146		$820,086,641
Investments in securities at value	62,999,078	1,017,929,943	75,524,826		1,091,810,999
Investments in affiliates at value	1,250,316	47,325,056	2,436,609		37,319,398
Investments at Value	64,249,394	1,065,254,999	77,961,435		1,129,130,397
Cash	—	89,934	890	(a)	7,351
Dividends and interest receivable	56,459	522,194	23,028		1,915,453
Prepaid expenses	1,087	2,232	1,096		2,274
Receivable for investments sold	—	415,041	28,627		—
Receivable for fund shares sold	1,516	222,731	44,724		171,725
Receivable for variation margin	—	40,569	—		—
Total Assets	64,308,456	1,066,547,700	78,059,800		1,131,227,200
Liabilities
Accrued expenses	20,370	280,396	21,690		122,023
Payable for investments purchased	—	—	—		—
Payable upon return of collateral for securities loaned	431,587	3,392,112	1,711,975		11,313,000
Payable for fund shares redeemed	7,799	522,169	45,159		38,081
Payable for variation margin	—	—	—		—
Payable to affiliate	40,316	381,245	46,985		592,057
Mortgage dollar roll deferred revenue	—	—	—		—
Total Liabilities	500,072	4,575,922	1,825,809		12,065,161
Net Assets
Capital stock (beneficial interest)	53,942,525	973,538,255	33,380,826		823,121,715
Accumulated undistributed net investment income/(loss)	382,935	578,625	(17,607)		14,061,142
Accumulated undistributed net realized gain/(loss)	(583,075)	(192,734,729)	6,421,416		(27,064,574)
Net unrealized appreciation/(depreciation) on:
Investments	10,065,999	279,357,204	36,449,289		309,043,756
Futures contracts	—	1,229,371	—		—
Foreign currency transactions	—	3,052	67		—
Swap agreements	—	—	—		—
Total Net Assets	$63,808,384	$1,061,971,778	$76,233,991		$1,119,162,039
Shares of beneficial interest outstanding	5,020,064	41,717,876	4,056,992		71,814,967
Net asset value per share	$12.71	$25.46	$18.79		$15.58

(a)	Includes foreign currency holdings of $890 (cost $902).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Large Cap Stock Portfolio	Large Cap Index Portfolio	High Yield Portfolio	Income Portfolio	Bond Index Portfolio	Limited Maturity Bond Portfolio	Money Market Portfolio

$650,673,439	$243,282,366	$930,097,222	$1,448,252,244	$203,571,532	$1,141,951,558	$146,592,804
760,015,036	385,344,123	895,395,017	1,390,570,685	156,583,035	1,069,523,724	146,592,804
51,163,767	8,492,929	65,041,411	86,890,728	45,080,757	63,334,394	—
811,178,803	393,837,052	960,436,428	1,477,461,413	201,663,792	1,132,858,118	146,592,804	*
15,709	695	—	13,097	—	21,913	2,881
1,246,130	518,806	15,348,101	14,286,472	557,638	3,713,322	90,784
1,956	1,456	2,252	3,124	1,258	2,617	1,202
—	—	1,087,712	1,945,125	2,394,000	3,472	—
28,942	57,913	99,328	72,440	19,663	11,533	363,726
60,556	24,000	—	227,651	—	149,764	—
812,532,096	394,439,922	976,973,821	1,494,009,322	204,636,351	1,136,760,739	147,051,397

142,269	97,209	133,901	201,141	51,282	151,478	4,167
—	—	4,080,905	53,966,871	52,257,355	49,405,405	—
—	1,553,927	50,419,210	21,063,391	—	4,107,820	—
69,337	37,842	117,489	320,501	213,811	64,077	448,534
—	—	—	281,250	—	58,473	—
444,784	120,903	337,807	521,169	49,761	398,167	16,982
—	—	—	45,918	47,364	47,121	—
656,390	1,809,881	55,089,312	76,400,241	52,619,573	54,232,541	469,683

651,696,182	252,783,123	975,830,551	1,370,301,040	156,212,675	1,094,915,660	146,581,714
7,106,693	5,841,728	514,131	(117,618)	(602)	431,630	—

(9,322,065)	(16,805,985)	(84,799,379)	16,489,970	(2,287,555)	(5,661,868)	—
160,505,364	150,554,686	30,339,206	29,209,169	(1,907,740)	(9,093,440)	—
1,888,625	256,489	—	1,726,520	—	2,368,135	—
907	—	—	—	—	—	—
—	—	—	—	—	(431,919)	—
$811,875,706	$392,630,041	$921,884,509	$1,417,609,081	$152,016,778	$1,082,528,198	$146,581,714
68,749,097	15,216,180	181,850,915	137,036,409	14,399,504	110,246,506	146,581,714
$11.81	$25.80	$5.07	$10.34	$10.56	$9.82	$1.00

*	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

344

Thrivent Series Fund, Inc.

Statement of Operations

For the year ended December 31, 2013	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Investment Income
Dividends	$3,741,345	$13,398,410	$17,469,587	$6,621,158
Interest	259,177	12,410,866	33,507,266	24,148,944
Income from mortgage dollar rolls	98,551	1,762,146	7,095,189	8,698,104
Income from securities loaned	491	468,117	609,758	235,258
Income from affiliated investments	2,769,457	24,795,421	55,130,670	26,656,471
Foreign tax withholding	(30,288)	(111,403)	(151,808)	(54,453)
Total Investment Income	6,838,733	52,723,557	113,660,662	66,305,482
Expenses
Adviser fees	2,889,864	13,216,967	22,211,634	11,760,273
Sub-Adviser fees	—	—	—	—
Administrative service fees	207,666	741,935	1,232,210	668,295
Audit and legal fees	26,291	56,620	85,177	55,217
Custody fees	71,290	143,494	181,007	119,708
Insurance expenses	7,370	21,676	34,246	19,844
Directors’ fees	16,316	66,856	111,910	67,483
Other expenses	13,068	50,186	57,170	45,819
Total Expenses Before Reimbursement	3,231,865	14,297,734	23,913,354	12,736,639
Less:
Reimbursement from adviser	(44,978)	(643,729)	(1,324,817)	(1,046,854)
Custody earnings credit	(5)	(36)	(120)	(90)
Total Net Expenses	3,186,882	13,653,969	22,588,417	11,689,695
Net Investment Income/(Loss)	3,651,851	39,069,588	91,072,245	54,615,787
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	24,840,873	68,773,574	66,026,674	9,878,025
Affiliated investments	1,563,108	4,823,514	7,183,463	4,956,265
In-kind redemptions	—	—	—	—
Distributions of realized capital gains from affiliated investments	2,334,571	7,059,709	8,242,705	2,315,016
Written option contracts	—	36,631	170,479	200,060
Futures contracts	(8,682,067)	27,134,414	103,269,641	47,088,573
Foreign currency transactions	54,779	351,287	609,582	194,686
Swap agreements	(33,502)	(2,642,406)	(4,888,957)	(3,543,721)
Change in net unrealized appreciation/(depreciation) on:
Investments	55,840,104	183,765,041	229,268,228	68,795,040
Affiliated investments	81,620,714	344,270,203	344,337,220	76,299,763
Futures contracts	4,459,978	18,576,848	31,546,639	13,635,607
Foreign currency transactions	1,069	5,341	8,029	2,551
Swap agreements	—	(412,079)	(713,911)	(551,956)
Net Realized and Unrealized Gains/(Losses)	161,999,627	651,742,077	785,059,792	219,269,909
Net Increase/(Decrease) in Net Assets Resulting From Operations	$165,651,478	$690,811,665	$876,132,037	$273,885,696

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Growth and Income Plus Portfolio	Balanced Income Plus Portfolio	Diversified Income Plus Portfolio	Opportunity Income Plus Portfolio	Partner Technology Portfolio	Partner Healthcare Portfolio	Natural Resources Portfolio

$2,276,349	$3,061,474	$3,877,891	$11,238	$271,559	$487,191	$507,793
365,601	2,450,550	9,040,062	778,034	60	91	294
21,571	482,390	364,138	521,713	—	—	—
21,531	3,414	37,742	—	77,721	—	9,940
3,378	19,515	28,178	11,642	797	1,561	1,075
(31,758)	(15,643)	(1,514)	—	—	(40,650)	(8,305)
2,656,672	6,001,700	13,346,497	1,322,627	350,137	448,193	510,797

597,412	1,098,178	1,223,413	196,263	120,719	116,229	252,105
—	—	—	—	181,076	253,346	—
97,003	127,503	136,583	87,262	87,444	87,199	86,219
20,044	25,117	21,751	19,240	19,233	19,164	19,553
38,272	51,222	50,563	14,734	6,654	13,090	3,504
4,477	5,215	5,123	4,022	4,026	3,973	4,003
7,161	25,615	19,225	7,823	7,903	7,025	6,756
13,910	33,046	31,742	16,820	7,833	8,723	8,105
778,279	1,365,896	1,488,400	346,164	434,888	508,749	380,245

(48,705)	—	—	(35,989)	—	(22,329)	(37,377)
(35)	(3)	(54)	(78)	(5)	(5)	(5)
729,539	1,365,893	1,488,346	310,097	434,883	486,415	342,863
1,927,133	4,635,807	11,858,151	1,012,530	(84,746)	(38,222)	167,934

7,931,441	55,285,933	11,302,847	(1,786,050)	4,503,668	4,235,752	(436,944)
—	—	—	—	—	—	—
9,167,685	—	—	—	—	—	—
5	23	32	7	1	1	4
—	—	9,024	15,039	—	—	—
644,003	941,503	(1,926,166)	46,023	—	—	—
—	(6,636)	(15)	—	—	(16,112)	(1,192)

—	—	11,177	317	—	—	—

(400,120)	(18,785,523)	9,198,510	283,675	6,213,839	5,838,207	3,320,003
—	—	—	—	—	—	—
61,345	167,533	323,371	2,242	—	—	—
—	—	13	—	—	1,495	—
—	—	—	2,202	—	—	—
17,404,359	37,602,833	18,918,793	(1,436,545)	10,717,508	10,059,343	2,881,871

$19,331,492	$42,238,640	$30,776,944	$(424,015)	$10,632,762	$10,021,121	$3,049,805

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the year ended December 31, 2013	Partner Emerging Markets Equity Portfolio		Real Estate Securities Portfolio	Partner Small Cap Growth Portfolio	Partner Small Cap Value Portfolio
Investment Income
Dividends	$1,624,327		$3,203,447	$1,184,784	$4,674,193
Interest	318		3	3,609	1,123
Income from securities loaned	3,954		—	229,058	79,551
Income from affiliated investments	1,467		742	5,988	6,583
Foreign tax withholding	(147,326)		(1,339)	(448)	(6,451)
Total Investment Income	1,482,740		3,202,853	1,422,991	4,754,999
Expenses
Adviser fees	274,694		1,042,479	1,117,747	666,585
Sub-Adviser fees	433,392		—	1,827,473	1,997,945
Administrative service fees	91,119		104,107	134,487	141,617
Audit and legal fees	41,213		20,510	21,996	22,294
Custody fees	65,087		7,986	30,575	11,855
Insurance expenses	4,141		4,531	5,252	5,508
Directors’ fees	7,025		14,953	20,243	22,686
Other expenses	11,436		8,839	9,295	9,436
Total Expenses Before Reimbursement	928,107		1,203,405	3,167,068	2,877,926
Less:
Reimbursement from adviser	(86,681)		—	(294,522)	—
Custody earnings credit	(5)		(3)	(10)	(6)
Total Net Expenses	841,421		1,203,402	2,872,536	2,877,920
Net Investment Income/(Loss)	641,319		1,999,451	(1,449,545)	1,877,079
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(404,752	)(a)	3,729,450	40,580,178	9,854,070
Distributions of realized capital gains from affiliated investments	4		—	50	16
Futures contracts	—		—	—	—
Foreign currency transactions	(26,180)		—	—	303
Change in net unrealized appreciation/(depreciation) on:
Investments	(4,976,887)		(3,152,345)	63,097,078	91,972,307
Futures contracts	—		—	—	—
Foreign currency forward contracts	(166)		—	—	—
Foreign currency transactions	(1,922)		52	—	—
Net Realized and Unrealized Gains/(Losses)	(5,409,903)		577,157	103,677,306	101,826,696
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(4,768,584)		$2,576,608	$102,227,761	$103,703,775

(a)	Includes foreign capital gain taxes paid of $8,185.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio

$ 2,993,316	$2,616,628	$2,632,750	$4,832,461	$6,203,200	$1,474,938	$40,728,087
4,976	2,801	2,581	360	5,925	1,070	7,192,267
107,975	282,614	19,303	11,900	203,375	38,935	1,223,350
27,828	3,719	11,237	4,129	22,879	2,727	21,638
(41,972)	—	(10,467)	—	—	—	(3,760,663)
3,092,123	2,905,762	2,655,404	4,848,850	6,435,379	1,517,670	45,404,679

2,110,662	793,988	1,550,418	811,082	3,923,120	365,870	5,729,620
—	—	—	1,468,790	—	—	7,466,448
137,226	121,996	151,707	137,611	188,812	99,339	371,602
22,100	21,166	23,321	21,645	25,052	19,831	47,066
17,258	16,650	12,544	37,741	22,480	12,652	626,346
5,454	4,988	5,977	5,380	6,865	4,342	10,920
23,353	21,714	33,238	20,675	34,807	8,750	85,882
9,197	11,221	9,717	9,049	9,898	9,787	62,311
2,325,250	991,723	1,786,922	2,511,973	4,211,034	520,571	14,400,195

—	—	—	(36,970)	—	—	(94,438)
(21)	—	(5)	(5)	(5)	(24)	(28)
2,325,229	991,723	1,786,917	2,474,998	4,211,029	520,547	14,305,729
766,894	1,914,039	868,487	2,373,852	2,224,350	997,123	31,098,950

22,975,862	16,113,910	37,331,631	49,541,182	56,136,005	4,901,487	75,100,933 (b)

58	36	35	5	82	13	106
7,942,327	1,330,376	—	—	—	795,765	(616,670)
(17,239)	—	—	—	—	—	(1,067,174)

62,042,636	57,609,541	65,343,840	34,483,092	119,829,423	22,276,921	136,305,495
1,151,339	401,999	—	—	—	155,493	583,991
1,761	—	—	—	—	—	(65,464)
(1,088)	—	—	—	—	—	24,042
94,095,656	75,455,862	102,675,506	84,024,279	175,965,510	28,129,679	210,265,259

$94,862,550	$77,369,901	$103,543,993	$86,398,131	$178,189,860	$29,126,802	$241,364,209

(b)	Includes foreign capital gain taxes paid of $14,210.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the year ended December 31, 2013	Partner All Cap Portfolio	Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio
Investment Income
Dividends	$956,077	$10,410,575	$459,077	$20,724,110
Interest	46	5,129	243	5,424
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	1,396	13,925	4,468	53,597
Income from affiliated investments	498	24,107	512	23,909
Foreign tax withholding	(949)	(75,049)	(4,289)	(245,093)
Total Investment Income	957,068	10,378,687	460,011	20,561,947
Expenses
Adviser fees	200,265	3,768,246	262,330	5,993,361
Sub-Adviser fees	342,144	—	262,159	—
Administrative service fees	90,563	254,281	92,129	264,795
Audit and legal fees	19,362	29,406	19,506	29,346
Custody fees	28,115	26,456	24,897	23,783
Insurance expenses	4,125	8,863	4,153	8,876
Directors’ fees	7,803	79,480	8,018	56,060
Other expenses	8,019	12,763	9,282	12,009
Total Expenses Before Reimbursement	700,396	4,179,495	682,474	6,388,230
Less:
Reimbursement from adviser	(138,478)	—	(65,561)	—
Custody earnings credit	(5)	(5)	(5)	(6)
Total Net Expenses	561,913	4,179,490	616,908	6,388,224
Net Investment Income/(Loss)	395,155	6,199,197	(156,897)	14,173,723
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	9,321,197	91,931,648	6,968,363	52,222,881
Affiliated investments	—	—	—	—
Distributions of realized capital gains from affiliated investments	1	88	3	75
Futures contracts	—	109,103	—	—
Foreign currency transactions	—	(3,316)	(5,048)	—
Swap agreements	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	6,528,169	194,082,664	14,997,971	204,156,400
Affiliated investments	—	—	—	—
Futures contracts	—	1,229,371	—	—
Foreign currency transactions	—	3,052	39	—
Swap agreements	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	15,849,367	287,352,610	21,961,328	256,379,356
Net Increase/(Decrease) in Net Assets Resulting From Operations	$16,244,522	$293,551,807	$21,804,431	$270,553,079

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Large Cap Stock Portfolio	Large Cap Index Portfolio	High Yield Portfolio	Income Portfolio	Bond Index Portfolio	Limited Maturity Bond Portfolio	Money Market Portfolio

$12,034,668	$7,310,552	$336,639	$1,432,208	$—	$384,141	$10,514
4,153	792	61,526,450	59,721,820	2,867,139	20,579,046	303,134
—	—	—	1,721,470	1,216,456	1,047,916	—
13,639	9,413	153,973	45,435	7,095	30,997	—
46,076	4,184	25,525	73,394	32,781	711,401	—
(47,581)	(1,719)	—	—	—	—	—
12,050,955	7,323,222	62,042,587	62,994,327	4,123,471	22,753,501	313,648

4,470,188	1,164,884	3,672,675	5,966,185	599,390	4,545,804	567,601
—	—	—	—	—	—	—
211,821	144,126	249,861	355,936	111,682	290,244	106,251
27,275	28,968	29,997	38,338	21,070	33,372	20,138
28,016	16,427	26,380	44,686	16,134	35,692	17,130
7,550	5,631	8,787	12,443	4,805	10,828	4,615
45,134	30,669	55,671	85,509	15,158	66,549	10,271
11,115	11,207	40,181	43,620	26,299	34,759	13,867
4,801,099	1,401,912	4,083,552	6,546,717	794,538	5,017,248	739,873

—	(282)	—	—	—	(40,919)	(422,174)
(25)	(5)	(28)	(50)	(3)	—	(25)
4,801,074	1,401,625	4,083,524	6,546,667	794,535	4,976,329	317,674
7,249,881	5,921,597	57,959,063	56,447,660	3,328,936	17,777,172	(4,026)

55,586,962	3,162,612	17,751,756	26,919,891	(2,176,508)	350,289	4,026
—	—	—	—	—	4,798,068	—
72	12	107	123	51	65	—
7,631,519	1,004,093	278,866	(2,136,958)	—	4,378,457	—
(4,873)	—	—	—	—	—	—
—	—	(1,692,629)	(2,380,277)	—	(1,240,838)	—

111,140,719	84,739,767	(14,011,953)	(83,095,945)	(5,573,292)	(17,373,409)	—
—	—	—	—	—	(5,117,801)	—
2,580,953	278,971	—	1,877,479	—	1,724,974	—
907	—	—	—	—	—	—
—	—	717,431	917,083	—	(38,582)	—
176,936,259	89,185,455	3,043,578	(57,898,604)	(7,749,749)	(12,518,777)	4,026

$184,186,140	$95,107,052	$61,002,641	$(1,450,944)	$(4,420,813)	$5,258,395	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets

	Aggressive Allocation Portfolio		Moderately Aggressive Allocation Portfolio
For the periods ended	12/31/2013	12/31/2012	12/31/2013	12/31/2012
Operations
Net investment income/(loss)	$3,651,851	$8,681,260	$39,069,588	$53,372,338
Net realized gains/(losses)	20,077,762	12,300,903	105,536,723	84,569,266
Change in net unrealized appreciation/(depreciation)	141,921,865	46,903,989	546,205,354	208,340,868
Net Change in Net Assets Resulting From Operations	165,651,478	67,886,152	690,811,665	346,282,472
Distributions to Shareholders
From net investment income	(8,582,861)	(3,721,260)	(52,915,278)	(34,281,853)
From net realized gains	(8,753,472)	(25,646,417)	(77,567,611)	(37,872,965)
Total Distributions to Shareholders	(17,336,333)	(29,367,677)	(130,482,889)	(72,154,818)
Capital Stock Transactions
Sold	71,795,448	43,227,880	567,241,188	196,656,484
Distributions reinvested	17,336,333	29,367,677	130,482,889	72,154,818
Redeemed	(46,235,687)	(63,479,879)	(89,497,182)	(146,549,857)
In-kind redemptions	—	—	—	—
Total Capital Stock Transactions	42,896,094	9,115,678	608,226,895	122,261,445
Net Increase/(Decrease) in Net Assets	191,211,239	47,634,153	1,168,555,671	396,389,099
Net Assets, Beginning of Period	608,188,473	560,554,320	3,055,990,379	2,659,601,280
Net Assets, End of Period	$799,399,712	$608,188,473	$4,224,546,050	$3,055,990,379
Accumulated Undistributed Net Investment Income/(Loss)	$3,758,799	$8,597,556	$38,714,975	$53,094,523
Capital Stock Share Transactions
Sold	5,238,963	3,580,589	42,282,717	16,559,693
Distributions reinvested	1,308,788	2,649,580	10,033,441	6,408,009
Redeemed	(3,456,690)	(5,318,437)	(6,725,965)	(12,307,638)
In-kind redemptions	—	—	—	—

Total Capital Stock Share Transactions	3,091,061	911,732	45,590,193	10,660,064

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Moderate Allocation Portfolio		Moderately Conservative Allocation Portfolio		Growth and Income Plus Portfolio		Balanced Income Plus Portfolio
12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2013	12/31/2012

$91,072,245	$94,301,202	$54,615,787	$48,131,531	$1,927,133	$2,506,069	$4,635,807	$4,713,023
180,613,587	137,059,592	61,088,904	71,561,345	17,743,134	4,384,714	56,220,823	7,532,152
604,446,205	282,792,388	158,181,005	99,791,222	(338,775)	4,835,476	(18,617,990)	16,375,928
876,132,037	514,153,182	273,885,696	219,484,098	19,331,492	11,726,259	42,238,640	28,621,103

(94,191,290)	(73,898,100)	(48,161,738)	(38,883,526)	(2,504,677)	(1,466,534)	(4,682,407)	(5,235,804)
(125,697,258)	(31,454,770)	(62,314,304)	(17,675,615)	—	—	(8,188,843)	(7,316,452)
(219,888,548)	(105,352,870)	(110,476,042)	(56,559,141)	(2,504,677)	(1,466,534)	(12,871,250)	(12,552,256)

1,088,059,591	845,383,858	276,455,867	714,246,147	26,381,957	8,303,970	23,654,926	8,546,000
219,888,548	105,352,870	110,476,042	56,559,141	2,504,677	1,466,534	12,871,250	12,552,256
(121,004,094)	(155,247,490)	(117,686,160)	(68,673,573)	(8,480,857)	(6,047,114)	(30,210,315)	(38,355,197)
—	—	—	—	(73,842,028)	—	—	—
1,186,944,045	795,489,238	269,245,749	702,131,715	(53,436,251)	3,723,390	6,315,861	(17,256,941)
1,843,187,534	1,204,289,550	432,655,403	865,056,672	(36,609,436)	13,983,115	35,683,251	(1,188,094)
5,337,936,266	4,133,646,716	2,920,323,466	2,055,266,794	102,060,934	88,077,819	239,333,946	240,522,040
$7,181,123,800	$5,337,936,266	$3,352,978,869	$2,920,323,466	$65,451,498	$102,060,934	$275,017,197	$239,333,946
$90,046,748	$94,401,153	$53,555,301	$48,229,190	$1,914,126	$2,498,070	$4,535,096	$4,638,843

84,058,196	70,998,504	22,386,150	60,615,807	2,411,891	871,505	1,437,170	560,304
17,351,357	9,243,912	9,098,369	4,962,504	229,593	161,241	795,037	868,290
(9,333,911)	(13,023,252)	(9,505,090)	(5,836,245)	(775,097)	(631,949)	(1,831,808)	(2,519,201)
—	—	—	—	(6,647,883)	—	—	—

92,075,642	67,219,164	21,979,429	59,742,066	(4,781,496)	400,797	400,399	(1,090,607)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Diversified Income Plus Portfolio		Opportunity Income Plus Portfolio
For the periods ended	12/31/2013	12/31/2012	12/31/2013	12/31/2012
Operations
Net investment income/(loss)	$11,858,151	$7,433,610	$1,012,530	$532,342
Net realized gains/(losses)	9,396,899	5,431,147	(1,724,664)	312,006
Change in net unrealized appreciation/(depreciation)	9,521,894	7,417,838	288,119	1,152,966
Net Change in Net Assets Resulting From Operations	30,776,944	20,282,595	(424,015)	1,997,314
Distributions to Shareholders
From net investment income	(7,460,218)	(5,452,096)	(1,012,847)	(535,537)
From net realized gains	—	—	(301,210)	(801,702)
Total Distributions to Shareholders	(7,460,218)	(5,452,096)	(1,314,057)	(1,337,239)
Capital Stock Transactions
Sold	117,802,735	85,753,163	17,096,427	8,238,613
Issued in connection with merger	—	13,296,211	—	—
Distributions reinvested	7,460,218	5,452,096	1,314,057	1,337,239
Redeemed	(15,574,126)	(8,018,198)	(7,403,776)	(5,385,708)
Total Capital Stock Transactions	109,688,827	96,483,272	11,006,708	4,190,144
Net Increase/(Decrease) in Net Assets	133,005,553	111,313,771	9,268,636	4,850,219
Net Assets, Beginning of Period	229,706,695	118,392,924	37,272,547	32,422,328
Net Assets, End of Period	$362,712,248	$229,706,695	$46,541,183	$37,272,547
Accumulated Undistributed Net Investment Income/(Loss)	$11,868,879	$7,441,509	$753	$753
Capital Stock Share Transactions
Sold	15,537,955	12,155,398	1,671,877	780,204
Issued in connection with merger	—	1,916,798	—	—
Distributions reinvested	986,514	810,540	127,594	128,037
Redeemed	(2,050,214)	(1,152,437)	(716,030)	(510,447)

Total Capital Stock Share Transactions	14,474,255	13,730,299	1,083,441	397,794

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Partner Technology Portfolio		Partner Healthcare Portfolio		Natural Resources Portfolio		Partner Emerging Markets Equity Portfolio
12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2013	12/31/2012

$(84,746)	$(134,687)	$(38,222)	$54,832	$167,934	$223,783	$641,319	$588,588
4,503,669	1,812,386	4,219,641	1,446,543	(438,132)	(2,445,969)	(430,928)	(260,387)
6,213,839	4,492,049	5,839,702	2,327,571	3,320,003	1,077,255	(4,978,975)	10,134,257
10,632,762	6,169,748	10,021,121	3,828,946	3,049,805	(1,144,931)	(4,768,584)	10,462,458

—	—	(127,607)	(55,995)	(226,334)	(77,727)	(626,603)	(252,692)
—	—	(1,382,286)	(248,326)	—	(4,038,356)	—	(239,345)
—	—	(1,509,893)	(304,321)	(226,334)	(4,116,083)	(626,603)	(492,037)

6,827,308	4,798,897	21,399,137	5,683,465	4,866,233	6,502,876	21,174,506	13,625,677
—	—	—	—	—	—	—	—
—	—	1,509,893	304,321	226,334	4,116,083	626,603	492,037
(4,902,962)	(5,086,369)	(2,944,132)	(2,289,406)	(4,538,478)	(5,385,638)	(11,204,248)	(8,274,535)
1,924,346	(287,472)	19,964,898	3,698,380	554,089	5,233,321	10,596,861	5,843,179
12,557,108	5,882,276	28,476,126	7,223,005	3,377,560	(27,693)	5,201,674	15,813,600
35,497,686	29,615,410	25,222,717	17,999,712	31,574,710	31,602,403	54,667,172	38,853,572
$48,054,794	$35,497,686	$53,698,843	$25,222,717	$34,952,270	$31,574,710	$59,868,846	$54,667,172
$(16,529)	$(12,930)	$(10,237)	$98,199	$159,631	$219,224	$549,677	$554,035

836,201	664,263	1,394,927	442,798	672,269	841,983	1,596,634	1,096,360
—	—	—	—	—	—	—	—
—	—	100,929	24,696	31,637	660,581	50,371	43,088
(602,916)	(712,541)	(191,019)	(181,834)	(624,700)	(730,252)	(864,595)	(678,851)

233,285	(48,278)	1,304,837	285,660	79,206	772,312	782,410	460,597

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Real Estate Securities Portfolio		Partner Small Cap Growth Portfolio
For the periods ended	12/31/2013	12/31/2012	12/31/2013	12/31/2012
Operations
Net investment income/(loss)	$1,999,451	$1,916,151	$(1,449,545)	$(279,596)
Net realized gains/(losses)	3,729,450	4,160,478	40,580,228	17,390,948
Change in net unrealized appreciation/(depreciation)	(3,152,293)	12,430,846	63,097,078	9,433,034
Net Change in Net Assets Resulting From Operations	2,576,608	18,507,475	102,227,761	26,544,386
Distributions to Shareholders
From net investment income	(1,880,889)	(4,305,833)	—	—
From net realized gains	—	—	(6,075,672)	—
Total Distributions to Shareholders	(1,880,889)	(4,305,833)	(6,075,672)	—
Capital Stock Transactions
Sold	19,037,347	17,167,276	6,878,294	40,031,818
Issued in connection with merger	—	—	—	—
Distributions reinvested	1,880,889	4,305,833	6,075,672	—
Redeemed	(23,990,372)	(21,198,491)	(21,700,165)	(7,147,466)
Total Capital Stock Transactions	(3,072,136)	274,618	(8,746,199)	32,884,352
Net Increase/(Decrease) in Net Assets	(2,376,417)	14,476,260	87,405,890	59,428,738
Net Assets, Beginning of Period	122,442,259	107,965,999	256,919,164	197,490,426
Net Assets, End of Period	$120,065,842	$122,442,259	$344,325,054	$256,919,164
Accumulated Undistributed Net Investment Income/(Loss)	$1,959,695	$1,863,678	$(112,650)	$(29,509)
Capital Stock Share Transactions
Sold	1,004,072	990,009	402,076	3,151,321
Issued in connection with merger	—	—	—	—
Distributions reinvested	99,130	257,367	379,533	—
Redeemed	(1,287,432)	(1,232,222)	(1,397,890)	(531,966)

Total Capital Stock Share Transactions	(184,230)	15,154	(616,281)	2,619,355

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Partner Small Cap Value Portfolio		Small Cap Stock Portfolio		Small Cap Index Portfolio		Mid Cap Growth Portfolio
12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2013	12/31/2012

$1,877,079	$5,043,515	$766,894	$1,331,240	$1,914,039	$2,790,212	$868,487	$1,415,070
9,854,389	4,051,944	30,901,008	8,579,146	17,444,322	9,363,508	37,331,666	28,286,685
91,972,307	26,826,192	63,194,648	14,367,012	58,011,540	16,472,291	65,343,840	12,421,506
103,703,775	35,921,651	94,862,550	24,277,398	77,369,901	28,626,011	103,543,993	42,123,261

(6,212,011)	(1,705,822)	(1,110,363)	—	(2,774,672)	(1,295,441)	(1,307,135)	(813,792)
(1,618,481)	—	—	—	(9,403,427)	(15,926,080)	(216,636)	—
(7,830,492)	(1,705,822)	(1,110,363)	—	(12,178,099)	(17,221,521)	(1,523,771)	(813,792)

13,620,695	11,411,935	8,906,708	6,532,990	15,094,607	5,710,690	10,907,279	8,871,921
—	—	—	—	—	—	—	16,995,076
7,830,492	1,705,822	1,110,363	—	12,178,099	17,221,521	1,523,771	813,792
(15,228,121)	(15,134,928)	(18,675,324)	(25,168,678)	(23,380,516)	(29,649,161)	(51,638,208)	(55,317,502)
6,223,066	(2,017,171)	(8,658,253)	(18,635,688)	3,892,190	(6,716,950)	(39,207,158)	(28,636,713)
102,096,349	32,198,658	85,093,934	5,641,710	69,083,992	4,687,540	62,813,064	12,672,756
282,579,808	250,381,150	269,479,712	263,838,002	193,677,856	188,990,316	361,506,270	348,833,514
$384,676,157	$282,579,808	$354,573,646	$269,479,712	$262,761,848	$193,677,856	$424,319,334	$361,506,270
$(168,608)	$4,203,969	$703,090	$1,281,836	$1,863,885	$2,724,518	$783,613	$1,338,695

565,151	585,681	579,630	516,676	964,708	431,383	486,854	466,382
—	—	—	—	—	—	—	907,397
324,118	91,888	72,690	—	810,987	1,444,298	70,344	45,076
(626,924)	(761,873)	(1,233,674)	(1,981,702)	(1,502,424)	(2,240,833)	(2,339,125)	(2,900,644)

262,345	(84,304)	(581,354)	(1,465,026)	273,271	(365,152)	(1,781,927)	(1,481,789)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Partner Mid Cap Value Portfolio		Mid Cap Stock Portfolio
For the periods ended	12/31/2013	12/31/2012	12/31/2013	12/31/2012
Operations
Net investment income/(loss)	$2,373,852	$3,040,050	$2,224,350	$2,478,553
Net realized gains/(losses)	49,541,187	16,408,514	56,136,087	33,789,526
Change in net unrealized appreciation/(depreciation)	34,483,092	20,786,907	119,829,423	28,228,445
Net Change in Net Assets Resulting From Operations	86,398,131	40,235,471	178,189,860	64,496,524
Distributions to Shareholders
From net investment income	(3,042,438)	(1,932,483)	(2,176,782)	(1,205,625)
From net realized gains	(13,305,805)	—	—	—
Total Distributions to Shareholders	(16,348,243)	(1,932,483)	(2,176,782)	(1,205,625)
Capital Stock Transactions
Sold	11,505,045	9,876,504	6,010,562	2,158,181
Issued in connection with merger	—	—	—	—
Distributions reinvested	16,348,243	1,932,483	2,176,782	1,205,625
Redeemed	(6,416,261)	(4,483,005)	(15,505,487)	(16,952,960)
Total Capital Stock Transactions	21,437,027	7,325,982	(7,318,143)	(13,589,154)
Net Increase/(Decrease) in Net Assets	91,486,915	45,628,970	168,694,935	49,701,745
Net Assets, Beginning of Period	261,459,033	215,830,063	506,727,163	457,025,418
Net Assets, End of Period	$352,945,948	$261,459,033	$675,422,098	$506,727,163
Accumulated Undistributed Net Investment Income/(Loss)	$2,338,230	$2,978,816	$1,932,768	$1,985,562
Capital Stock Share Transactions
Sold	698,248	749,716	392,094	174,975
Issued in connection with merger	—	—	—	—
Distributions reinvested	994,806	149,406	144,603	102,995
Redeemed	(388,569)	(326,697)	(1,023,275)	(1,366,776)

Total Capital Stock Share Transactions	1,304,485	572,425	(486,578)	(1,088,806)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Mid Cap Index Portfolio		Partner Worldwide Allocation Portfolio		Partner All Cap Portfolio		Large Cap Growth Portfolio
12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2013	12/31/2012

$997,123	$923,726	$31,098,950	$20,036,608	$395,155	$427,767	$6,199,197	$10,064,557
5,697,265	3,660,340	73,417,195	7,577,998	9,321,198	4,458,734	92,037,523	66,744,083
22,432,414	8,611,574	136,848,064	166,501,462	6,528,169	2,375,425	195,315,087	73,116,608
29,126,802	13,195,640	241,364,209	194,116,068	16,244,522	7,261,926	293,551,807	149,925,248

(926,864)	(637,407)	(416,617)	(21,291,197)	(428,025)	(239,038)	(5,999,580)	(9,829,304)
(3,159,150)	(7,803,365)	—	(4,890,102)	—	—	—	—
(4,086,014)	(8,440,772)	(416,617)	(26,181,299)	(428,025)	(239,038)	(5,999,580)	(9,829,304)

19,220,321	5,241,846	19,622,603	165,263,081	3,795,626	2,188,894	33,770,524	18,349,962
—	—	—	714,684,763	—	—	—	13,165,950
4,086,014	8,440,772	416,617	26,181,299	428,025	239,038	5,999,580	9,829,304
(10,466,874)	(11,439,046)	(75,334,755)	(49,313,796)	(7,701,099)	(9,349,587)	(125,260,503)	(126,814,342)
12,839,461	2,243,572	(55,295,535)	856,815,347	(3,477,448)	(6,921,655)	(85,490,399)	(85,469,126)
37,880,249	6,998,440	185,652,057	1,024,750,116	12,339,049	101,233	202,061,828	54,626,818
85,112,462	78,114,022	1,520,336,528	495,586,412	51,469,335	51,368,102	859,909,950	805,283,132
$122,992,711	$85,112,462	$1,705,988,585	$1,520,336,528	$63,808,384	$51,469,335	$1,061,971,778	$859,909,950
$978,459	$907,451	$32,581,677	$(1,101,049)	$382,935	$417,046	$578,625	$239,026

1,350,292	426,594	2,116,956	21,091,277	343,947	234,372	1,524,721	1,000,002
—	—	—	91,385,735	—	—	—	726,454
293,994	769,224	46,389	3,040,817	38,956	27,000	240,562	523,730
(736,355)	(936,931)	(8,330,270)	(6,170,228)	(702,140)	(1,007,234)	(5,770,940)	(6,972,462)

907,931	258,887	(6,166,925)	109,347,601	(319,237)	(745,862)	(4,005,657)	(4,722,276)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Partner Growth Stock Portfolio		Large Cap Value Portfolio
For the periods ended	12/31/2013	12/31/2012	12/31/2013	12/31/2012
Operations
Net investment income/(loss)	$(156,897)	$12,777	$14,173,723	$14,878,742
Net realized gains/(losses)	6,963,318	3,057,022	52,222,956	59,391,326
Change in net unrealized appreciation/(depreciation)	14,998,010	6,273,595	204,156,400	55,705,117
Net Change in Net Assets Resulting From Operations	21,804,431	9,343,394	270,553,079	129,975,185
Distributions to Shareholders
From net investment income	(18,555)	—	(14,880,600)	(13,811,639)
From net realized gains	—	—	—	—
Total Distributions to Shareholders	(18,555)	—	(14,880,600)	(13,811,639)
Capital Stock Transactions
Sold	5,772,927	6,762,784	21,155,090	3,612,354
Issued in connection with merger	—	—	—	—
Distributions reinvested	18,555	—	14,880,600	13,811,639
Redeemed	(9,323,745)	(9,225,615)	(25,189,006)	(32,998,939)
Total Capital Stock Transactions	(3,532,263)	(2,462,831)	10,846,684	(15,574,946)
Net Increase/(Decrease) in Net Assets	18,253,613	6,880,563	266,519,163	100,588,600
Net Assets, Beginning of Period	57,980,378	51,099,815	852,642,876	752,054,276
Net Assets, End of Period	$76,233,991	$57,980,378	$1,119,162,039	$852,642,876
Accumulated Undistributed Net Investment Income/(Loss)	$(17,607)	$(135)	$14,061,142	$14,255,729
Capital Stock Share Transactions
Sold	366,880	511,739	1,506,230	319,781
Issued in connection with merger	—	—	—	—
Distributions reinvested	1,209	—	1,059,653	1,310,837
Redeemed	(593,980)	(707,913)	(1,810,189)	(2,926,037)

Total Capital Stock Share Transactions	(225,891)	(196,174)	755,694	(1,295,419)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Large Cap Stock Portfolio		Large Cap Index Portfolio		High Yield Portfolio		Income Portfolio
12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2013	12/31/2012

$7,249,881	$8,194,610	$5,921,597	$5,795,386	$57,959,063	$60,057,759	$56,447,660	$59,355,156
63,213,680	38,395,115	4,166,717	6,997,926	16,338,100	12,462,614	22,402,779	21,416,296
113,722,579	36,537,028	85,018,738	31,083,495	(13,294,522)	53,864,145	(80,301,383)	79,186,541
184,186,140	83,126,753	95,107,052	43,876,807	61,002,641	126,384,518	(1,450,944)	159,957,993

(8,140,375)	(6,228,672)	(5,733,630)	(5,141,254)	(57,720,706)	(59,938,400)	(56,092,101)	(59,012,268)
—	—	(3,429,327)	—	—	—	(3,278,491)	—
(8,140,375)	(6,228,672)	(9,162,957)	(5,141,254)	(57,720,706)	(59,938,400)	(59,370,592)	(59,012,268)

6,604,862	3,768,385	28,709,669	13,848,652	41,888,839	73,539,161	25,072,319	54,891,014
31,485,903	—	—	—	—	—	—	12,259,837
8,140,375	6,228,672	9,162,957	5,141,254	57,720,706	59,938,400	59,370,592	59,012,268
(32,934,081)	(30,211,843)	(35,155,121)	(45,042,319)	(85,904,394)	(73,552,537)	(181,912,585)	(114,278,014)
13,297,059	(20,214,786)	2,717,505	(26,052,413)	13,705,151	59,925,024	(97,469,674)	11,885,105
189,342,824	56,683,295	88,661,600	12,683,140	16,987,086	126,371,142	(158,291,210)	112,830,830
622,532,882	565,849,587	303,968,441	291,285,301	904,897,423	778,526,281	1,575,900,291	1,463,069,461
$811,875,706	$622,532,882	$392,630,041	$303,968,441	$921,884,509	$904,897,423	$1,417,609,081	$1,575,900,291
$7,106,693	$7,673,785	$5,841,728	$5,723,096	$514,131	$517,132	$(117,618)	$(117,619)

628,688	423,296	1,237,822	715,568	8,267,882	14,986,031	2,371,793	5,192,291
2,953,760	—	—	—	—	—	—	1,157,709
782,300	740,090	400,945	277,975	11,421,526	12,257,003	5,650,047	5,624,140
(3,141,637)	(3,403,764)	(1,539,086)	(2,322,549)	(17,037,868)	(15,027,427)	(17,264,108)	(10,754,836)

1,223,111	(2,240,378)	99,681	(1,329,006)	2,651,540	12,215,607	(9,242,268)	1,219,304

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Bond Index Portfolio		Limited Maturity Bond Portfolio		Money Market Portfolio
For the periods ended	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2013	12/31/2012
Operations
Net investment income/(loss)	$3,328,936	$3,415,714	$17,777,172	$22,937,220	$(4,026)	$(2,651)
Net realized gains/(losses)	(2,176,457)	5,418,206	8,286,041	(273,553)	4,026	2,651
Change in net unrealized appreciation/(depreciation)	(5,573,292)	(707,132)	(20,804,818)	35,192,742	—	—
Net Change in Net Assets Resulting From Operations	(4,420,813)	8,126,788	5,258,395	57,856,409	—	—
Distributions to Shareholders
From net investment income	(3,328,936)	(3,444,671)	(17,218,976)	(22,206,345)	—	—
From net realized gains	(5,464,327)	(2,019,243)	—	—	—	—
Total Distributions to Shareholders	(8,793,263)	(5,463,914)	(17,218,976)	(22,206,345)	—	—
Capital Stock Transactions
Sold	13,325,069	35,179,446	41,686,633	57,975,655	89,452,873	71,091,075
Distributions reinvested	8,793,263	5,463,914	17,218,976	22,206,345	—	—
Redeemed	(42,349,648)	(22,306,399)	(164,430,498)	(413,650,797)	(91,133,483)	(93,288,632)
Total Capital Stock Transactions	(20,231,316)	18,336,961	(105,524,889)	(333,468,797)	(1,680,610)	(22,197,557)
Net Increase/(Decrease) in Net Assets	(33,445,392)	20,999,835	(117,485,470)	(297,818,733)	(1,680,610)	(22,197,557)
Net Assets, Beginning of Period	185,462,170	164,462,335	1,200,013,668	1,497,832,401	148,262,324	170,459,881
Net Assets, End of Period	$152,016,778	$185,462,170	$1,082,528,198	$1,200,013,668	$146,581,714	$148,262,324
Accumulated Undistributed Net Investment Income/(Loss)	$(602)	$(602)	$431,630	$(127,052)	$—	$—
Capital Stock Share Transactions
Sold	1,195,866	3,102,653	4,221,041	5,878,889	89,452,873	71,091,075
Distributions reinvested	810,078	483,506	1,745,050	2,260,994	—	—
Redeemed	(3,887,287)	(1,972,935)	(16,634,618)	(42,087,461)	(91,133,483)	(93,288,632)

Total Capital Stock Share Transactions	(1,881,343)	1,613,224	(10,668,527)	(33,947,578)	(1,680,610)	(22,197,557)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a company organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into thirty-three separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation portfolios, nineteen equity portfolios, four hybrid portfolios, five fixed-income portfolios, and one money market portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or separate accounts of Thrivent Financial or Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(A) Portfolio Mergers – At a meeting held on August 2, 2013, shareholders of Thrivent Partner All Cap Value Portfolio, Thrivent Partner All Cap Growth Portfolio, and Thrivent Partner Socially Responsible Stock Portfolio (the “Target Portfolios”) approved the merger of the Target Portfolios into Thrivent Large Cap Stock Portfolio (the “Acquiring Portfolio”).

Target Portfolios		Acquiring Portfolios
Partner All Cap Value	>	Large Cap Stock
Partner All Cap Growth	>	Large Cap Stock
Partner Socially Responsible Stock	>	Large Cap Stock

The mergers occurred at the close of business on August 16, 2013. Acquisition of the assets and liabilities of the Target Portfolios by the Acquiring Portfolio were followed by the distribution of the Acquiring Portfolio shares to the Target Portfolios’ shareholders. The shares issued of the Acquiring Portfolio are disclosed in the Statement of Changes in Net Assets.

The mergers were accomplished by tax free exchanges as detailed below:

Portfolio	Description	Net Assets as of August 16, 2013
Large Cap Stock	Acquiring Portfolio	$710,028,233
Partner All Cap Value	Target Portfolio	$6,754,374
Partner All Cap Growth	Target Portfolio	$13,237,069
Partner Socially Responsible Stock	Target Portfolio	$11,494,460
Large Cap Stock	After Acquisition	$741,514,136

As of August 16, 2013, the net assets of the Target Portfolios were comprised of the following:

Target Portfolio	Unrealized Appreciation	Undistributed Net Investment (Loss)	Accumulated Net Realized (Losses)	Capital Stock
Partner All Cap Value	$495,239	$(11,204)	$(24,651)	$6,294,990
Partner All Cap Growth	$2,820,455	$(9,152)	$(5,699)	$10,431,465
Partner Socially Responsible Stock	$2,159,274	$(9,094)	$(644)	$9,344,924

The Target Portfolios’ capital loss carryovers are carried over to the Acquiring Portfolio. The amounts, if any, and applicable limitations are disclosed in Note (4) Tax Information.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

Assuming the mergers had been completed on January 1, 2013 the Acquiring Portfolio’s pro-forma results of operations for the year ended December 31, 2013 would be the following:

Acquiring Portfolio	Net Change in Unrealized Appreciation/ (Depreciation)	Net Investment Income	Net Gains/(Losses) on Investments	Net Increase in Net Assets from Operations
Large Cap Stock	$116,147,892	$7,385,559	$64,446,500	$187,979,951

The financial statements reflect the operations of the Portfolios for the period prior to the merger and the combined Portfolios for the period subsequent to the mergers. Because the combined investment portfolios have been managed as a single integrated portfolio since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of Thrivent Partner All Cap Value Portfolio, Thrivent Partner All Cap Growth Portfolio, and Thrivent Partner Socially Responsible Stock Portfolio that have been included in the combined Portfolio’s Statement of Operations since the mergers were completed.

At a meeting held on July 13, 2012, shareholders of Thrivent Partner Utilities Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Large Cap Growth Portfolio II, Thrivent Partner International Stock Portfolio and Thrivent Partner Socially Responsible Bond Portfolio (the “Target Portfolios”) approved the merger of the Target Portfolios into the Portfolios shown below (the “Acquiring Portfolios”).

Target Portfolios		Acquiring Portfolios
Partner Utilities	>	Diversified Income Plus
Mid Cap Growth II	>	Mid Cap Growth
Large Cap Growth II	>	Large Cap Growth
Partner International Stock	>	Partner Worldwide Allocation
Partner Socially Responsible Bond	>	Income

The mergers occurred at the close of business on July 27, 2012. Acquisition of the assets and liabilities of the Target Portfolios by the Acquiring Portfolios were followed by the distribution of the Acquiring Portfolios’ shares to the Target Portfolios’ shareholders. The shares issued of the Acquiring Portfolios are disclosed in the Statement of Changes in Net Assets.

The mergers were accomplished by tax free exchanges as detailed below:

Portfolio	Description	Net Assets as of July 27, 2012
Diversified Income Plus	Acquiring Portfolio	$158,364,566
Partner Utilities	Target Portfolio	$13,296,211
Diversified Income Plus	After Acquisition	$171,660,777

Mid Cap Growth	Acquiring Portfolio	$349,852,903
Mid Cap Growth II	Target Portfolio	$16,995,076
Mid Cap Growth	After Acquisition	$366,847,979

Large Cap Growth	Acquiring Portfolio	$852,713,666
Large Cap Growth II	Target Portfolio	$13,165,950
Large Cap Growth	After Acquisition	$865,879,616

Partner Worldwide Allocation	Acquiring Portfolio	$659,297,181
Partner International Stock	Target Portfolio	$714,684,763
Partner Worldwide Allocation	After Acquisition	$1,373,981,944

Income	Acquiring Portfolio	$1,556,630,051
Partner Socially Responsible Bond	Target Portfolio	$12,259,837
Income	After Acquisition	$1,568,889,888

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

As of July 27, 2012, the net assets of the Target Portfolios were comprised of the following:

Target Portfolio	Unrealized Appreciation/ (Depreciation)	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)	Capital Stock
Partner Utilities	$1,883,202	$(4,232)	$(917,265)	$12,334,506
Mid Cap Growth II	$1,078,229	$(112,317)	$88,699	$15,940,465
Large Cap Growth II	$787,265	$(45,540)	$(206,932)	$12,631,157
Partner International Stock	$(62,673, 861)	$(496,723)	$(259,023,355)	$1,036,878,702
Partner Socially Responsible Bond	$377,723	$(6,546)	$(2,834)	$11,891,494

The Target Portfolios’ capital loss carryovers are carried over to the Acquiring Portfolios. The amounts, if any, and applicable limitations are disclosed in Note (4) Tax Information.

Assuming the mergers had been completed on January 1, 2012 the Acquiring Portfolios’ pro-forma results of operations for the year ended December 31, 2012 would be the following:

Acquiring Portfolio	Net Change in Unrealized Appreciation/ (Depreciation)	Net Investment Income	Net Gains/(Losses) on Investments	Net Increase in Net Assets from Operations
Diversified Income Plus	$8,438,199	$7,821,332	$5,168,712	$21,428,243
Mid Cap Growth	$13,240,804	$1,428,321	$28,777,942	$43,447,067
Large Cap Growth	$74,772,202	$10,147,091	$66,537,151	$151,456,444
Partner Worldwide Allocation	$187,852,385	$34,324,175	$(1,073,755)	$221,102,805
Income	$79,449,288	$59,500,023	$21,596,025	$160,545,336

The financial statements reflect the operations of the Portfolios for the period prior to the merger and the combined portfolios for the period subsequent to the mergers. Because the combined investment portfolios have been managed as a single integrated portfolio since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of Thrivent Partner International Stock Portfolio, Thrivent Partner Utilities Portfolio, Thrivent Partner Socially Responsible Bond Portfolio, Thrivent Large Cap Growth Portfolio II and Thrivent Mid Cap Growth Portfolio II that have been included in the combined Portfolio’s Statement of Operations since the mergers were completed.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors (the “Board”). The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange-listed options and futures contracts are valued at the last quoted sales price. Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by the pricing service. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day. Short-term securities are valued at amortized cost (which approximates market value) to the extent it is not materially different than market value.

Securities held by Money Market Portfolio are valued on the basis of amortized cost, whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Portfolio and the Adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

The Board has delegated responsibility for daily valuation to the Adviser, which has formed a Valuation Committee (“Committee”) that is responsible for overseeing the Portfolios’ valuation policies in accordance with Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, money market pricing, international fair valuation, and other securities requiring fair valuation.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Portfolios. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

Financial Accounting Standards Board (FASB) guidelines require increased fair value disclosure intended to improve the consistency and comparability of fair value measurements used in financial reporting. The guidelines define fair value, establish a framework for measuring fair value in U.S. Generally Accepted Accounting Principles (“GAAP”) and expand disclosures about fair value requirements. The various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities, typically categorized in this level are U.S. equity securities, futures and options; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically categorized in this level are fixed income securities, international equity securities, swaps and forward contracts; and Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were fair valued as determined in good faith under procedures established by the Board. As of December 31, 2013, the following Portfolios held these types of Level 3 securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Balanced Income Plus	1	<0.01%
Partner Worldwide Allocation	1	<0.01%
Partner Growth Stock	2	0.77%
High Yield	2	0.04%
Bond Index	1	<0.01%

The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board has authorized the Adviser to make fair valuation determinations pursuant to policies approved by the Board.

(B) Foreign Currency Translation – The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed forward currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(D) Federal Income Taxes – No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Portfolios (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of December 31, 2013, open U.S. Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2010 through 2013. Additionally, as of December 31, 2013, the tax year ended December 31, 2009 is open for Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

As of December 31, 2013, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Foreign Income Taxes – Certain Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding in the Statement of Operations. The Portfolios pay tax on foreign capital gains, where applicable.

(E) Expenses and Income – Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

For certain securities, including real estate investment trusts, the Fund records distributions received in excess of income as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions as adjustments to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

(F) Custody Earnings Credit – The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses in the Statement of Operations.

(G) Distributions to Shareholders – Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Any Portfolio subject to excise tax would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Opportunity Income Plus Portfolio; declared daily and reinvested monthly for Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(H) Derivative Financial Instruments – Each of the Portfolios, except Thrivent Money Market Portfolio, may invest in derivatives. Derivatives, a category that includes options, futures, swaps and hybrid instruments, are financial instruments whose value derives from another security, an index or a currency. Each Portfolio may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. Each Portfolio may also use derivatives for replication of a certain asset class or speculation (investing for potential income or capital gain). These contracts may be transacted on an exchange or over-the-counter (OTC).

A derivative may incur a mark to market loss if the value if the derivative decreases due to an unfavorable change in the market rates or values of the underlying derivative. Losses can also occur if the counterparty does not perform under the derivative. A Portfolio’s risk of loss from the counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain etted against any collateral held by such Portfolio. With exchange traded futures and centrally cleared swaps, there is minimal counterparty credit risk to the Portfolios because the exchange’s clearinghouse, as counterparty to such derivatives, guarantees against a possible default. The clearing house stands between the buyer and the seller of the derivative; thus, the credit risk is limited to the failure of the clearinghouse. However, credit risk still exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers, potentially resulting in losses in the Portfolios. Using derivatives to hedge can guard against potential risks, but it also adds to the Portfolios’ expenses and can eliminate some opportunities for gains. In addition, a derivative used for hedging or replication may not accurately track the value of the underlying asset. Another risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

In order to define their contractual rights and to secure rights that will help the Portfolios mitigate their counterparty risk, the Portfolios may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Portfolio and a counterparty that governs OTC derivatives and foreign exchange contracts and typically includes, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivative’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy and insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements vary by type of derivative. Margin requirements are established by the broker or clearing house for exchange traded and centrally cleared derivatives (futures, options, and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain situations. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts, options, swaps). For derivatives traded under an IDSA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty. For financial reporting purposes, non-cash collateral that has been pledged to cover obligations of the Portfolio has been noted in the Schedule of Investments. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. The Portfolios attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Options – All Portfolios, with the exception of Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for purchased options arises when the Portfolio has purchased an option, exercises that option, and the counterparty doesn’t buy from the Portfolio or sell to the Portfolio the underlying asset as required. In the case where the Portfolio has written an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Portfolio’s collateral posting requirements. As the option increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Futures Contracts – Certain Portfolios may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, except Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements.

Swap Agreements – Certain Portfolios enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Daily fluctuations in the value of the centrally cleared credit default contracts are recorded in variation margin in the Statement of Assets and Liabilities and recorded as unrealized gain or loss. The Portfolio accrues for the periodic payment and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount recorded as realized gains or losses in the Statement of Operations. Receipts and payments received or made as a result of a credit event or termination of the contract are also recognized as realized gains or losses in the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or a third party, in connection with these agreements. These swap agreements are over-the-counter and the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Certain interest rate and credit default index swaps must be cleared through a clearinghouse or central counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection buyer or the protection seller.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The amounts presented in the tables below are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by cash and non-cash collateral pledged. The actual amounts of collateral may be greater than amounts presented in the tables.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

				Gross Amounts Not Offset in the Statement of Asset and Liabilities
Portfolio	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Offset	Non-Cash Collateral Pledged*	Net Amount
Aggressive Allocation
Futures Contracts	495,058	—	495,058	495,058	—	—	—
Moderately Aggressive Allocation
Futures Contracts	1,256,448	—	1,256,448	1,256,448	—	—	—
Securities Lending	34,022,252	—	34,022,252	—	34,022,252	—	—
Moderate Allocation
Futures Contracts	1,351,550	—	1,351,550	1,161,666	—	—	189,884**
Securities Lending	67,924,410	—	67,924,410	—	67,924,410	—	—
Moderately Conservative Allocation
Futures Contracts	555,870	—	555,870	555,870	—	—	—
Securities Lending	53,397,848	—	53,397,848	—	53,397,848	—	—
Growth and Income Plus
Futures Contracts	6,303	—	6,303	—	—	—	6,303**
Balanced Income Plus
Futures Contracts	9,600	—	9,600	—	—	—	9,600**
Diversified Income Plus
Futures Contracts	26,894	—	26,894	2,438	—	—	24,456**
Securities Lending	3,011,629	—	3,011,629	—	3,011,629	—	—
Opportunity Income Plus
Swap Credit Contracts	762	—	762	—	—	—	762**
Natural Resources
Securities Lending	1,771,801	—	1,771,801	—	1,771,801	—	—
Partner Emerging Markets Equity
Securities Lending	2,223,998	—	2,223,998	—	2,223,998	—	—
Partner Small Cap Growth
Securities Lending	29,633,978	—	29,633,978	—	29,633,978	—	—
Partner Small Cap Value
Securities Lending	6,702,600	—	6,702,600	—	6,702,600	—	—
Small Cap Stock
Futures Contracts	90,720	—	90,720	—	—	—	90,720**
Securities Lending	25,019,444	—	25,019,444	—	25,019,444	—	—
Small Cap Index
Futures Contracts	41,218	—	41,218	—	—	—	41,218**
Securities Lending	22,919,937	—	22,919,937	—	22,919,937	—	—
Mid Cap Growth
Securities Lending	17,677,617	—	17,677,617	—	17,677,617	—	—
Mid Cap Stock
Securities Lending	37,473,212	—	37,473,212	—	37,473,212	—	—
Mid Cap Index
Futures Contracts	11,550	—	11,550	—	—	—	11,550**
Securities Lending	8,155,102	—	8,155,102	—	8,155,102	—	—
Partner Worldwide Allocation
Futures Contracts	303,065	—	303,065	260,629	—	—	42,436**
Exchange Contracts	442,409	—	442,409	168,383	—	—	274,026**
Securities Lending	50,312,730	—	50,312,730	—	50,312,730	—	—
Partner All Cap
Securities Lending	431,587	—	431,587	—	431,587	—	—

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

				Gross Amounts Not Offset in the Statement of Asset and Liabilities
Portfolio	Gross Amounts of Recognized Assets	Gross Amounts Offset	Net Amounts of Recognized Assets	Financial Instruments	Cash Collateral Offset	Non-Cash Collateral Pledged*	Net Amount
Large Cap Growth
Futures Contracts	40,569	—	40,569	—	—	—	40,569**
Securities Lending	3,392,112	—	3,392,112	—	3,392,112	—	—
Partner Growth Stock
Securities Lending	1,711,975	—	1,711,975	—	1,711,975	—	—
Large Cap Value
Securities Lending	11,313,000	—	11,313,000	—	11,313,000	—	—
Large Cap Stock
Futures Contracts	60,556	—	60,556	—	—	—	60,556**
Large Cap Index
Futures Contracts	24,000	—	24,000	—	—	—	24,000**
Securities Lending	1,553,927	—	1,553,927	—	1,553,927	—	—
High Yield
Securities Lending	50,419,210	—	50,419,210	—	50,419,210	—	—
Income
Futures Contracts	227,651	—	227,651	227,651	—	—	—
Securities Lending	21,063,391	—	21,063,391	—	21,063,391	—	—
Limited Maturity Bond
Futures Contracts	149,764	—	149,764	2,344	—	—	147,420**
Securities Lending	4,107,820	—	4,107,820	—	4,107,820	—	—

*	Excess of collateral received from the counterparty may not be shown for financial reporting purposes.
**	Net amount represents the net amount receivable from the counterparty in the event of the default.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

				Gross Amounts Not Offset in the Statement of Asset and Liabilities
Portfolio	Gross Amounts of Recognized Liabilities	Gross Amounts Offset	Net Amounts of Recognized Liabilities	Financial Instruments	Cash Collateral Offset	Non-Cash Collateral Pledged*	Net Amount
Aggressive Allocation
Futures Contracts	643,474	—	643,474	495,058	—	148,416	—
Moderately Aggressive Allocation
Futures Contracts	1,260,301	—	1,260,301	1,256,448	—	3,853	—
Moderate Allocation
Futures Contracts	1,161,666	—	1,161,666	1,161,666	—	—	—
Moderately Conservative Allocation
Futures Contracts	678,100	—	678,100	555,870	—	122,230	—
Diversified Income Plus
Futures Contracts	2,438	—	2,438	2,438	—	—	—
Partner Worldwide Allocation
Futures Contracts	260,629	—	260,629	260,629	—	—	—
Exchange Contracts	421,505	—	421,505	168,383	—	—	253,122	**
Income
Futures Contracts	281,250	—	281,250	227,651	—	53,599	—
Limited Maturity Bond
Futures Contracts	2,344	—	2,344	2,344	—	—	—
Swap Credit Contracts	56,129	—	56,129	—	—	56,129	—

*	Excess of collateral pledged to the counterparty may not be shown for financial reporting purposes.
**	Net amount represents the net amount payable due to the counterparty in the event of the default.

(I) Mortgage Dollar Roll Transactions — Certain Portfolios enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios transfer mortgage securities to a counterparty and simultaneously agree to the return of similar (same type and coupon) securities at a later date at an agreed upon price. The Portfolios maintain liquid securities having a value not less than the agreed upon price (including accrued interest) for such dollar rolls. The value of the securities that the Portfolios are required to accept on return may decline below the agreed upon price of those securities.

During the term of the agreement, the Portfolios forgo principal and interest paid on the mortgage securities transferred. The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to “roll over” their commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new return date and agreed upon price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations.

(J) Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Cash Management Trust. The Portfolios receive dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Cash Management Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned in the Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Portfolio could lose money.

As of December 31, 2013, the value of securities on loan is as follows:

Portfolio	Securities on Loan
Moderately Aggressive Allocation	$33,285,588
Moderate Allocation	66,479,156

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

Portfolio	Securities on Loan
Moderately Conservative Allocation	52,201,607
Diversified Income Plus	2,939,458
Natural Resources	1,733,535
Partner Emerging Markets Equity	2,183,745
Partner Small Cap Growth	29,007,436
Partner Small Cap Value	6,526,516
Small Cap Stock	24,547,865
Small Cap Index	22,434,399
Mid Cap Growth	17,415,524
Mid Cap Stock	36,678,050
Mid Cap Index	7,922,280
Partner Worldwide Allocation	48,436,499
Partner All Cap	434,624
Large Cap Growth	3,361,961
Partner Growth Stock	1,685,160
Large Cap Value	11,235,485
Large Cap Index	1,517,595
High Yield	48,518,875
Income	20,370,865
Limited Maturity Bond	4,006,519

(K) When Issued and Delayed Delivery Transactions – Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(L) Treasury Inflation Protected Securities – Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security.

(M) Repurchase Agreements – Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio uses a third-party custodian to maintain the collateral. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Adviser or subadviser to be creditworthy. During the year ended December 31, 2013, no Portfolios engaged in this type of investment.

(N) Equity-Linked Structured Securities – Certain Portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return.

(O) Stripped Securities – Certain Portfolios may invest in Interest Only and Principal Only stripped mortgage or asset backed securities. These securities represent a participation in securities that are structured in classes with rights to receive different portions of the interest and principal. Interest only securities receive all the interest and principal only securities receive all the principal. If the underlying pool of mortgages or assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in an interest only security. Principal only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

(P) Credit Risk – The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivable on defaulted securities is monitored for the ability to collect payments in default and adjusted accordingly.

(Q) Accounting Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

(R) Loan Commitments – Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments.

(S) Unfunded Bridge Loan Commitment

The following Portfolio entered into a loan commitment with Tenet Healthcare Corporation on July 24, 2013. Maturity of the commitment will be no later than February 28, 2014. The Portfolio will receive a fee of 0.25%.

Portfolio	Unfunded Commitment
High Yield	$7,900,000

The following Portfolio entered into a loan commitment with Community Health Systems, Inc. on September 11, 2013. Maturity of the initial commitment will be a maximum of 12 months from the closing date. The Portfolio will receive a fee of 0.44%.

Portfolio	Unfunded Commitment
High Yield	$13,193,974

(T) Loss Contingencies – High Yield Portfolio and Income Portfolio are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Portfolio at one time held term loans in an original principal amount of at least $4,627,531 and, if the plaintiffs are successful, it is reasonably possible that the Portfolio will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Thrivent Income Portfolio is named as a defendant in this action, but we do not expect that the Portfolio’s assets will be subject to a loss contingency.

Balanced Portfolio and Large Cap Index Portfolio are defendants in two separate adversary actions: One was filed in federal court on November 1, 2010 by the Official Committee of Unsecured Creditors of Tribune Company (“Tribune”) and the other was filed in the state of Minnesota on June 2, 2011 by the successor trustees of certain series of debt securities issued by Tribune. These actions have since been consolidated and moved to the United States District Court of the Southern District of New York as consolidated multi-district litigation. The actions seek to determine whether stock repurchases of Tribune stock in connection with a leveraged buyout of Tribune in 2007 (the “LBO Transaction”) were fraudulent transactions that can be voided requiring repurchase payments to be returned to the Tribune bankruptcy estate. Balanced Portfolio and Large Cap Index Portfolio tendered Tribune stock in the LBO Transaction in exchange for $115,600 and $219,300 respectively. If the plaintiffs are successful, it is reasonably possible that these Portfolios would be required to return payments in some amount. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

Mid Cap Index Portfolio is a potential defendant in an adversary action filed on October 22, 2010 by the trustee of the LB Creditor Trust. The suit seeks to determine whether certain pre-bankruptcy distributions in December 2007 by Lyondell Chemical Company (“Lyondell”) to its shareholders were fraudulent transactions that can be voided and repaid to Lyondell’s creditors. Mid Cap Index Portfolio owned shares of Lyondell stock before the merger. On December 21, 2007, Mid Cap Index Portfolio tendered its shares of Lyondell for $1,542,720. Management does not believe it is possible at this time to predict with any reasonable certainty the amount or probability of any potential loss.

(U) Litigation – Awards from class action litigation are recorded as realized gains on payment date.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

(V) In-kind Redemptions – During the year ended December 31, 2013, the Thrivent Asset Allocation Portfolios, as the shareholders of underlying series of Thrivent Series Fund, Inc. (the “underlying portfolios”), redeemed their shares in-kind (“in-kind redemption”). The underlying portfolios distributed portfolio securities rather than cash as payment for the redemption of these portfolio shares. For financial reporting purposes, the underlying portfolios recognize gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. Gains or losses on in-kind redemptions are not recognized for tax purposes. The realized gains or losses below are included in the Statement of Operations of the underlying portfolios as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying portfolios. These in-kind transactions were conducted at market value. The transactions were as follows:

	Underlying Portfolio	Underlying Shares Redeemed	Date	In-kind Amount	Realized Gain/(Loss)
Aggressive Allocation Portfolio	Growth and Income Plus	550,683	8/6/2013	$6,116,764	$792,628
Moderately Aggressive Allocation Portfolio	Growth and Income Plus	2,306,527	8/6/2013	$25,619,981	$3,136,192
Moderate Allocation Portfolio	Growth and Income Plus	3,039,607	8/6/2013	$33,762,739	$4,188,389
Moderately Conservative Allocation Portfolio	Growth and Income Plus	751,066	8/6/2013	$8,342,544	$1,050,476

(W) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Fund has entered into an Investment Advisory Agreement with Thrivent Financial, the Adviser. Under the Investment Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

The four Asset Allocation Portfolios – Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio and Moderately Conservative Allocation Portfolio – pay investment advisory fees for asset allocation services. In addition, for investments (other than underlying Thrivent Portfolios) held directly by the Asset Allocation Portfolios, each Asset Allocation Portfolio will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement are as follows:

Portfolio (M – Millions)	$0 to $500M	$500 to $2,000M	Over $2,000M
Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

For all other Portfolios, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Growth and Income Plus	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Balanced Income Plus#	0.550%	0.550%	0.550%	0.550%	0.500%	0.500%	0.475%	0.475%	0.475%	0.450%	0.425%
Diversified Income Plus	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Opportunity Income Plus	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Partner Technology	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Healthcare	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Natural Resources	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Emerging Markets Equity	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Real Estate Securities	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Small Cap Growth	1.000%	1.000%	1.000%	1.000%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Small Cap Value	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Small Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Small Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Mid Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Mid Cap Value	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Mid Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.800%	0.750%	0.750%	0.750%	0.750%
Partner All Cap	0.950%	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Large Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Growth Stock	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Value	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.575%	0.550%	0.475%	0.475%	0.475%	0.450%	0.425%
Large Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Income	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Bond Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Limited Maturity Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Money Market	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%

#	During the year, the contractholders of Thrivent Balanced Income Plus Portfolio (formerly Thrivent Balanced Portfolio) approved an increase in the Portfolio’s investment advisory fee from 0.35% to 0.55%. The fee schedule shown reflects the increase effective August 16, 2013.

(B) Sub-Adviser Fees – The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.

Partner Technology Portfolio

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.45% of average daily net assets.

Partner Healthcare Portfolio

The Adviser has entered into a subadvisory agreement with Sectoral Asset Management, Inc. for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $50 million of average daily net assets, 0.60% of the next $50 million, 0.40% of the next $150 million and 0.35% of average daily net assets over $250 million.

Partner Emerging Markets Equity Portfolio

The Adviser has entered into a subadvisory agreement with Aberdeen Asset Managers Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Small Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Turner Investments, L.P. (“Turner”) for the performance of subadvisory services. For assets that are invested in companies that have market capitalizations that fall within the bottom half of the Russell 2000® Growth Index (the “microcap portion”), the fee payable is equal to 0.80% of the average daily net assets in that microcap portion. For all other assets, the fee payable is equal to 0.65% of the average daily net assets when the entire portfolio assets (including the microcap portion) are

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

no greater than $100 million, 0.60% of the average daily net assets when the entire portfolio assets are greater than $100 million but no greater than $350 million, and 0.575% of the average daily net assets when the entire portfolio assets are greater than $350 million. Thrivent Partner Small Cap Growth Fund (including the microcap portion of that Fund) is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with GSAM for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $200 million and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Fund is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Portfolio

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen Asset Managers Limited (“Aberdeen”), DuPont Capital and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Equity Portfolio and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for GSAM for managing the emerging markets debt portion is equal to 0.50% of the first $200 million of average daily net assets, 0.45% of the next $200 million and 0.40% of average daily net assets over $400 million. The fee payable for GSAM for managing the international small- and mid-cap equities portion is equal to 0.58% of the first $250 million of average daily net assets; and 0.54% of average daily net assets in excess of $250 million. Thrivent Partner Worldwide Allocation Portfolio is included in determining breakpoints for the assets managed by GSAM.

The fee payable for DuPont Capital is equal to 0.72% of the first $50 million of average daily net assets managed by DuPont Capital and 0.68% of average daily net assets over $50 million. Thrivent Partner Worldwide Allocation Fund and Thrivent Partner Emerging Markets Equity Fund is included in determining breakpoints for the assets managed by DuPont Capital.

Partner All Cap Portfolio

The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (“Pyramis Advisors”) for the performance of subadvisory services. Pyramis Advisors is a wholly owned subsidiary of Fidelity Management & Research Corporation. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

Partner Growth Stock Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

(C) Expense Reimbursements – As of December 31, 2013, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Aggressive Allocation	0.01%	N/A
Moderately Aggressive Allocation	0.02%	N/A
Moderate Allocation	0.02%	N/A
Moderately Conservative Allocation	0.03%	N/A
Partner Small Cap Growth	0.10%	N/A
Partner Mid Cap Value	0.01%	N/A
Partner Worldwide Allocation	0.01%	N/A
Partner Growth Stock	0.10%	N/A
Money Market[1]	0.10%	N/A

[1]

Thrivent Asset Management has voluntarily agreed to reimburse an additional 0.20% of certain portfolio level expenses to the extent necessary in order to maintain a minimum annualized net yield of 0.00%.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

As of December 31, 2013, the following voluntary expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Growth and Income Plus[1]	0.80%	N/A

[1]	New voluntary expense limit became effective August 6, 2013.

As of December 31, 2013, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Opportunity Income Plus	0.79%	4/30/2014
Partner Healthcare	1.25%	4/30/2014
Natural Resources	1.02%	4/30/2014
Partner Emerging Markets Equity	1.40%	4/30/2014
Partner All Cap[1]	0.95%	4/30/2014
Large Cap Index[2]	0.40%	4/30/2014

[1]	Change from a 0.20% voluntary reimbursement to a new contractual expense limit which became effective May 1, 2013.
[2]	New contractual expense limit became effective May 1, 2013.

Thrivent does not recoup amounts previously reimbursed or waived in prior fiscal years.

Each equity, hybrid and fixed income Portfolio may invest cash in High Yield Fund, Money Market Portfolio and Thrivent Cash Management Trust, subject to certain limitations. During the year ended December 31, 2013, none of the Portfolios invested in High Yield Fund or Money Market Portfolio and all Portfolios, except Money Market Portfolio, invested in Cash Management Trust. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the advisory fee which is charged to the Portfolio for its investment in High Yield Fund or Money Market Portfolio.

(D) Other Expenses – The Fund has entered into an accounting and administrative services agreement with the Adviser to provide certain accounting and administrative personnel and services to the Portfolios. For the year ended December 31, 2013, the Adviser received aggregate fees for accounting and administrative personnel and services of $7,564,519 from the Fund.

Each Director who is not affiliated with the Adviser receives an annual fee from the Fund for services as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolios of Thrivent Mutual Funds. Their fees as well as the change in value are included in Director’s fees in the Statement of Operations. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability, included in accrued expenses in the Statement of Assets and Liabilities, is unsecured.

Those Directors not participating in the above plan received $373,392 in fees from the Fund for the year ended December 31, 2013. In addition, the Fund reimbursed independent Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(E) Indirect Expenses – Some Portfolios invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Portfolios’ expense ratios. The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. At fiscal year-end, the character and amount of distributions, on a tax basis and components of distributable earnings, are finalized. Therefore, as of December 31, 2013, the tax-basis balance has not yet been finalized.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase/(Decrease)]:

Portfolio	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Capital Stock
Aggressive Allocation	$92,253	$(92,253)	$—
Moderately Aggressive Allocation	(533,858)	533,858	—
Moderate Allocation	(1,235,360)	1,235,360	—
Moderately Conservative Allocation	(1,127,938)	1,127,938	—
Growth and Income Plus	(6,400)	(9,141,991)	9,148,391
Balanced Income Plus	(57,147)	57,147	—
Diversified Income Plus	29,437	(29,437)	—
Opportunity Income Plus	317	(317)	—
Partner Technology	81,147	—	(81,147)
Partner Healthcare	57,393	(57,393)	—
Natural Resources	(1,193)	1,193	—
Partner Emerging Markets Equity	(19,074)	19,074	—

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

Portfolio	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Capital Stock
Real Estate Securities	(22,545)	22,545	—
Partner Small Cap Growth	1,366,404	(1,363,747)	(2,657)
Partner Small Cap Value	(37,645)	37,645	—
Small Cap Stock	(235,277)	235,277	—
Mid Cap Growth	(116,434)	116,434	—
Partner Mid Cap Value	28,000	(28,000)	—
Mid Cap Stock	(100,362)	100,362	—
Mid Cap Index	749	(749)	—
Partner Worldwide Allocation	3,000,393	(3,000,393)	—
Partner All Cap	(1,241)	1,241	—
Large Cap Growth	139,982	(139,982)	—
Partner Growth Stock	157,980	(157,980)	—
Large Cap Value	512,290	(512,290)	—
Large Cap Stock	352,852	(350,665)	(2,187)
Large Cap Index	(69,335)	69,335	—
High Yield	(241,358)	241,358	—
Income	(355,558)	355,558	—
Limited Maturity Bond	486	(486)	—
Money Market	4,026	(4,026)	—

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income#	Undistributed Long-Term Capital Gain
Aggressive Allocation	$11,150,252	$16,386,817
Moderately Aggressive
Allocation	87,206,897	73,001,909
Moderate Allocation	167,533,902	130,994,203
Moderately Conservative
Allocation	70,525,814	56,905,061
Growth and Income Plus	1,925,186	5,884,604
Balanced Income Plus	5,047,403	50,803,124
Diversified Income Plus	11,908,438	—
Opportunity Income Plus	16,722	—
Partner Healthcare	545,553	3,722,229
Natural Resources	169,669	—
Partner Emerging Markets
Equity	625,090	—
Real Estate Securities	2,006,284	2,407,741
Partner Small Cap Growth	12,110,288	26,722,011
Partner Small Cap Value	1,283,075	9,391,830
Small Cap Stock	760,245	3,810,915
Small Cap Index	3,285,052	16,090,138
Mid Cap Growth	3,409,924	34,762,596
Partner Mid Cap Value	23,497,667	27,977,283
Mid Cap Stock	2,001,346	31,748,560
Mid Cap Index	1,514,960	5,599,241
Partner Worldwide
Allocation	34,636,379	—
Partner All Cap	398,762	—
Large Cap Growth	851,764	—
Partner Growth Stock	188,461	6,308,313
Large Cap Value	14,185,537	—
Large Cap Stock	7,245,394	—
Large Cap Index	6,470,522	330,273
High Yield	641,103	—
Income	75,675	17,510,490
Bond Index	53,886	—
Limited Maturity Bond	585,336	—

#	Undistributed ordinary income includes income derived from short-term capital gains.

At December 31, 2013, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

Portfolio	Capital Loss Carryover	Expiration Year
Diversified Income Plus	$2,252,585	2017

	$2,252,585

Partner Technology	657,215	2017

	$657,215

Partner Worldwide Allocation	3,042,558	2015
	186,079,623	2016

	$189,122,181

Partner All Cap	566,312	2017

	$566,312

Large Cap Growth	5,831,793	2016
	185,657,815	2017

	$191,489,608

Large Cap Value	26,659,185	2017

	$26,659,185

Large Cap Stock	4,973,665	2017

	$4,973,665

High Yield	37,716,044	2016
	46,838,004	2017

	$84,554,048

Limited Maturity Bond	5,003,777	2017

	$5,003,777

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

Capital losses generated during the year ending December 31, 2012 and later, are subject to the provisions of the Regulated Investment Company Modernization Act of 2010 (the “Act”). Under the Act, if capital losses are not reduced by gains, the losses will be carried forward with no expiration and with the short-term or long-term character of the loss retained. Additionally, these capital losses must be fully utilized before those capital loss carryovers listed with noted expiration dates in the table above, which may make them more likely to expire unused.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

At December 31, 2013, the following Portfolios had accumulated net realized capital loss carryovers subject to the Act, as follows:

Portfolio	Capital Loss Carryover	Tax Character
Opportunity Income Plus	$1,722,716	Short-term

	$1,722,716

Natural Resources	978,936	Short-term
	1,905,739	Long-term

	$2,884,675

Partner Emerging Markets Equity	638,572	Long-term

	$638,572

Bond Index	2,128,041	Short-term

	$2,128,041

Of the capital loss carryovers attributable to Partner Worldwide Allocation Portfolio, the following amounts were obtained as a result of the reorganization, as described in Note (1)(A), with Partner International Stock Portfolio in July 2012:

Portfolio	Capital Loss Carryover	Expiration Year
Partner Worldwide Allocation	3,042,558	2015
	186,079,623	2016

	$189,122,181

The Internal Revenue Code may limit the ability to utilize capital losses after a merger.

During the fiscal year 2013, capital loss carryovers utilized by the Portfolios were as follows:

Portfolio	Capital Loss Carryover
Growth and Income Plus	2,687,553
Diversified Income Plus	9,532,438
Partner Technology	4,266,297
Real Estate Securities	1,333,363
Small Cap Stock	28,378,599
Mid Cap Stock	24,266,272
Partner Worldwide Allocation	63,764,650
Partner All Cap	9,229,908
Large Cap Growth	93,184,982
Partner Growth Stock	240,199
Large Cap Value	50,427,822
Large Cap Stock	64,546,158
High Yield	16,579,458
Limited Maturity Bond	7,827,268

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	Ordinary Income		Long-term Capital Gain		Return of Capital
Portfolio	12/31/2013	12/31/2012	12/31/2013	12/31/2012	12/31/2013	12/31/2012
Aggressive Allocation	$11,627,216	$8,491,099	$5,709,117	$20,876,578	$—	$—
Moderately Aggressive Allocation	94,028,514	42,073,556	36,454,375	30,081,262	—	—
Moderate Allocation	166,852,796	79,898,649	53,035,752	25,454,221	—	—
Moderately Conservative Allocation	82,026,029	44,867,706	28,450,013	11,691,435	—	—
Growth and Income Plus	2,504,677	1,466,534	—	—	—	—
Balanced Income Plus	6,424,903	7,020,558	6,446,347	5,531,698	—	—
Diversified Income Plus	7,460,218	5,452,096	—	—	—	—
Opportunity Income Plus	1,314,057	1,063,244	—	273,995	—	—
Partner Healthcare	505,666	55,995	1,004,227	248,326	—	—
Natural Resources	226,334	77,727	—	4,038,356	—	—
Partner Emerging Markets Equity	626,603	252,692	—	239,345	—	—
Real Estate Securities	1,880,889	4,305,833	—	—	—	—
Partner Small Cap Growth	—	—	6,075,672	—	—	—
Partner Small Cap Value	6,212,011	1,705,822	1,618,481	—	—	—
Small Cap Stock	1,110,363	—	—	—	—	—
Small Cap Index	3,167,163	1,510,322	9,010,936	15,711,199	—	—
Mid Cap Growth	1,307,135	813,792	216,636	—	—	—
Partner Mid Cap Value	3,991,956	1,932,483	12,356,287	—	—	—
Mid Cap Stock	2,176,782	1,205,625	—	—	—	—
Mid Cap Index	1,130,073	712,523	2,955,941	7,728,249	—	—
Partner Worldwide Allocation	416,617	21,291,197	—	4,890,102	—	—
Partner All Cap	428,025	239,038	—	—	—	—
Large Cap Growth	5,999,580	9,829,304	—	—	—	—
Partner Growth Stock	18,555	—	—	—	—	—
Large Cap Value	14,880,600	13,811,639	—	—	—	—
Large Cap Stock	8,140,375	6,228,672	—	—	—	—
Large Cap Index	5,733,630	5,141,254	3,429,327	—	—	—
High Yield	57,720,706	59,938,400	—	—	—	—
Income	56,092,101	59,012,268	3,278,491	—	—	—
Bond Index	6,585,111	5,066,796	2,208,152	397,118	—	—
Limited Maturity Bond	17,218,976	22,206,345	—	—	—	—

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities — For the year ended December 31, 2013, the cost of purchases and the proceeds from sales of investment securities, other than U.S. Government and short-term securities, were as follows:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$237,437	$225,377
Moderately Aggressive Allocation	1,168,357	903,373
Moderate Allocation	2,166,144	1,360,970
Moderately Conservative Allocation	1,218,109	833,378
Growth and Income Plus	133,787	125,150
Balanced Income Plus	270,904	243,952
Diversified Income Plus	354,553	248,668
Opportunity Income Plus	40,820	6,665
Partner Technology	20,183	18,681
Partner Healthcare	40,517	22,576
Natural Resources	11,677	12,396
Partner Emerging Markets Equity	13,626	2,976
Real Estate Securities	28,070	28,995
Partner Small Cap Growth	244,427	264,207
Partner Small Cap Value	36,062	36,642
Small Cap Stock	180,995	169,129
Small Cap Index	25,935	35,537
Mid Cap Growth	143,192	177,496
Partner Mid Cap Value	336,299	325,554
Mid Cap Stock	219,543	229,894
Mid Cap Index	19,637	11,631
Partner Worldwide Allocation	1,205,655	1,234,144
Partner All Cap	75,071	78,926
Large Cap Growth	564,993	664,518
Partner Growth Stock	22,052	25,358
Large Cap Value	318,389	309,725
Large Cap Stock	511,516	477,984
Large Cap Index	13,789	17,637
High Yield	501,428	467,989
Income	770,312	786,803
Bond Index	22,056	40,099
Limited Maturity Bond	380,226	380,373

Purchases and Sales of U.S. Government Securities were:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$73,816	$54,610
Moderately Aggressive Allocation	1,309,042	1,021,979
Moderate Allocation	4,459,621	3,923,065
Moderately Conservative Allocation	4,819,928	4,603,126
Growth and Income Plus	13,499	11,508
Balanced Income Plus	276,736	310,549
Diversified Income Plus	188,989	181,817
Opportunity Income Plus	269,074	293,789
Partner Worldwide Allocation	30,787	28,237
Income	919,062	1,002,527
Bond Index	671,003	683,698
Limited Maturity Bond	918,994	1,029,786

(B) Investments in Restricted Securities – Certain Portfolios may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2013, the following Portfolios held restricted securities:

Portfolio	Number of Securities	Percent of Portfolio’s Net Assets
Moderately Aggressive Allocation	3	0.02%
Moderate Allocation	3	0.02%
Moderately Conservative Allocation	3	0.09%
Growth and Income Plus	2	0.31%
Balanced Income Plus	5	0.90%
Diversified Income Plus	2	0.47%
Opportunity Income Plus	3	1.22%
Partner Worldwide Allocation	7	0.08%
Partner Growth Stock	2	0.77%
High Yield	8	3.37%
Income	2	0.42%
Bond Index	2	0.91%
Limited Maturity Bond	7	1.57%

The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Portfolio invests primarily in high-yielding fixed income securities. Each of the other Portfolios, except Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in lower rated categories or will be non-rated and generally will involve more risk than securities in higher rated categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

Thrivent Series Fund, Inc.

Notes to Financial Statements

December 31, 2013

(E) Written Option Contracts – The number of contracts and premium amounts associated with covered call option contracts written during the year ended December 31, 2013, were as follows:

	Number of Contracts	Premium Amount
Moderately Aggressive Allocation
Balance at December 31, 2012	—	$—
Opened	17	47,287
Closed	(9)	(24,643)
Expired	(8)	(22,644)
Exercised	—	—

Balance at December 31, 2013	—	$—

Moderate Allocation
Balance at December 31, 2012	—	$—
Opened	79	220,072
Closed	(40)	(114,685)
Expired	(39)	(105,387)
Exercised	—	—

Balance at December 31, 2013	—	$—

Moderately Conservative Allocation
Balance at December 31, 2012	—	$—
Opened	93	258,260
Closed	(47)	(134,586)
Expired	(46)	(123,674)
Exercised	—	—

Balance at December 31, 2013	—	$—

Diversified Income Plus
Balance at December 31, 2012	—	$—
Opened	4	11,648
Closed	(2)	(6,070)
Expired	(2)	(5,578)
Exercised	—	—

Balance at December 31, 2013	—	$—

Opportunity Income Plus
Balance at December 31, 2012	—	$—
Opened	7	19,414
Closed	(4)	(10,117)
Expired	(3)	(9,297)
Exercised	—	—

Balance at December 31, 2013	—	$—

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/ or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

(7) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life and retirement plans sponsored by Thrivent Financial.

As of December 31, 2013, authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Aggressive Allocation	350,000,000	$0.01
Moderately Aggressive Allocation	700,000,000	0.01
Moderate Allocation	1,200,000,000	0.01
Moderately Conservative Allocation	800,000,000	0.01
Growth and Income Plus	200,000,000	0.01
Balanced Income Plus	200,000,000	0.01
Diversified Income Plus	250,000,000	0.01
Opportunity Income Plus	50,000,000	0.01
Partner Technology	100,000,000	0.01
Partner Healthcare	50,000,000	0.01
Natural Resources	200,000,000	0.01
Partner Emerging Markets Equity	100,000,000	0.01
Real Estate Securities	100,000,000	0.01
Partner Small Cap Growth	50,000,000	0.01
Partner Small Cap Value	150,000,000	0.01
Small Cap Stock	200,000,000	0.01
Small Cap Index	200,000,000	0.01
Mid Cap Growth	200,000,000	0.01
Partner Mid Cap Value	50,000,000	0.01
Mid Cap Stock	200,000,000	0.01
Mid Cap Index	200,000,000	0.01
Partner Worldwide Allocation	700,000,000	0.01
Partner All Cap	100,000,000	0.01
Large Cap Growth	300,000,000	0.01
Partner Growth Stock	50,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	400,000,000	0.01
Large Cap Index	200,000,000	0.01
High Yield	350,000,000	0.01
Income	300,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	450,000,000	0.01
Money Market	1,200,000,000	0.01

(8) SUBSEQUENT EVENTS

Management of the Portfolios has evaluated the impact of subsequent events and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

Thrivent Series Fund, Inc.

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2013	$12.15	$0.07	$3.17	$3.24	$(0.17)	$(0.18)
Year Ended 12/31/2012	11.40	0.17	1.18	1.35	(0.08)	(0.52)
Year Ended 12/31/2011	12.22	0.06	(0.52)	(0.46)	(0.16)	(0.20)
Year Ended 12/31/2010	10.66	0.10	1.72	1.82	(0.16)	(0.10)
Year Ended 12/31/2009	8.51	0.09	2.47	2.56	(0.41)	—

MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2013	12.31	0.12	2.44	2.56	(0.20)	(0.30)
Year Ended 12/31/2012	11.19	0.21	1.21	1.42	(0.14)	(0.16)
Year Ended 12/31/2011	11.89	0.12	(0.45)	(0.33)	(0.23)	(0.14)
Year Ended 12/31/2010	10.72	0.17	1.42	1.59	(0.25)	(0.17)
Year Ended 12/31/2009	8.64	0.17	2.37	2.54	(0.46)	—

MODERATE ALLOCATION PORTFOLIO
Year Ended 12/31/2013	12.28	0.16	1.66	1.82	(0.20)	(0.27)
Year Ended 12/31/2012	11.25	0.20	1.10	1.30	(0.19)	(0.08)
Year Ended 12/31/2011	11.79	0.17	(0.28)	(0.11)	(0.26)	(0.17)
Year Ended 12/31/2010	10.82	0.22	1.21	1.43	(0.29)	(0.17)
Year Ended 12/31/2009	8.92	0.23	2.14	2.37	(0.47)	—

MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2013	12.07	0.20	0.87	1.07	(0.19)	(0.24)
Year Ended 12/31/2012	11.28	0.18	0.89	1.07	(0.19)	(0.09)
Year Ended 12/31/2011	11.66	0.18	(0.16)	0.02	(0.25)	(0.15)
Year Ended 12/31/2010	10.91	0.23	0.97	1.20	(0.28)	(0.17)
Year Ended 12/31/2009	9.27	0.24	1.82	2.06	(0.42)	—

GROWTH AND INCOME PLUS PORTFOLIO
Year Ended 12/31/2013	9.82	0.33	1.74	2.07	(0.23)	—
Year Ended 12/31/2012	8.81	0.24	0.91	1.15	(0.14)	—
Year Ended 12/31/2011	9.06	0.15	(0.37)	(0.22)	(0.03)	—
Year Ended 12/31/2010	7.91	0.15	1.13	1.28	(0.13)	—
Year Ended 12/31/2009	6.89	0.14	1.01	1.15	(0.13)	—

BALANCED INCOME PLUS PORTFOLIO
Year Ended 12/31/2013	15.42	0.30	2.42	2.72	(0.31)	(0.55)
Year Ended 12/31/2012	14.48	0.33	1.42	1.75	(0.34)	(0.47)
Year Ended 12/31/2011	14.72	0.34	0.26	0.60	(0.34)	(0.50)
Year Ended 12/31/2010	13.44	0.34	1.39	1.73	(0.36)	(0.09)
Year Ended 12/31/2009	11.75	0.38	2.06	2.44	(0.55)	(0.20)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
						Ratios to Average Net Assets
				Ratio to Average Net		Before Expenses Waived,
	Net Asset		Net Assets, End	Assets**		Credited or Paid Indirectly**		Portfolio
Total	Value, End of	Total	of Period		Net Investment		Net Investment	Turnover
Distributions	Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Rate

$(0.35)	$15.04	27.05%	$799.4	0.46%	0.53%	0.47%	0.52%	43%
(0.60)	12.15	12.25%	608.2	0.49%	1.45%	0.49%	1.45%	69%
(0.36)	11.40	(3.93)%	560.6	0.42%	0.49%	0.43%	0.47%	74%
(0.26)	12.22	17.53%	587.1	0.34%	0.95%	0.39%	0.90%	68%
(0.41)	10.66	30.62%	497.6	0.23%	1.29%	0.26%	1.27%	22%

(0.50)	14.37	21.30%	4,224.5	0.38%	1.09%	0.40%	1.07%	60%
(0.30)	12.31	12.87%	3,056.0	0.40%	1.83%	0.40%	1.83%	93%
(0.37)	11.19	(2.86)%	2,659.6	0.33%	1.22%	0.33%	1.22%	64%
(0.42)	11.89	15.43%	2,505.6	0.28%	1.83%	0.28%	1.83%	39%
(0.46)	10.72	29.80%	1,983.0	0.20%	2.41%	0.20%	2.41%	17%

(0.47)	13.63	15.12%	7,181.1	0.36%	1.46%	0.38%	1.44%	99%
(0.27)	12.28	11.72%	5,337.9	0.38%	1.98%	0.38%	1.98%	121%
(0.43)	11.25	(1.02)%	4,133.6	0.29%	1.86%	0.29%	1.86%	53%
(0.46)	11.79	13.68%	3,569.4	0.26%	2.51%	0.26%	2.51%	30%
(0.47)	10.82	26.89%	2,658.5	0.19%	3.16%	0.19%	3.16%	16%

(0.43)	12.71	9.02%	3,353.0	0.37%	1.72%	0.40%	1.68%	198%
(0.28)	12.07	9.59%	2,920.3	0.41%	1.95%	0.41%	1.95%	190%
(0.40)	11.28	0.20%	2,055.3	0.31%	2.14%	0.31%	2.14%	46%
(0.45)	11.66	11.41%	1,591.3	0.28%	2.81%	0.28%	2.81%	30%
(0.42)	10.91	22.53%	1,075.4	0.22%	3.41%	0.22%	3.41%	16%

(0.23)	11.66	21.24%	65.5	0.79%	2.10%	0.85%	2.04%	153%
(0.14)	9.82	13.17%	102.1	0.81%	2.56%	0.81%	2.56%	160%
(0.03)	8.81	(2.46)%	88.1	0.83%	1.78%	0.83%	1.78%	195%
(0.13)	9.06	16.23%	76.3	0.85%	2.06%	0.89%	2.02%	362%
(0.13)	7.91	16.68%	55.0	0.85%	2.24%	0.99%	2.10%	416%

(0.86)	17.28	17.95%	275.0	0.53%	1.81%	0.53%	1.81%	216%
(0.81)	15.42	12.42%	239.3	0.45%	1.93%	0.45%	1.93%	142%
(0.84)	14.48	4.18%	240.5	0.44%	2.06%	0.44%	2.06%	143%
(0.45)	14.72	13.30%	270.6	0.44%	2.13%	0.44%	2.13%	136%
(0.75)	13.44	21.76%	281.2	0.44%	2.55%	0.44%	2.54%	115%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
DIVERSIFIED INCOME PLUS PORTFOLIO
Year Ended 12/31/2013	$7.23	$0.21	$0.59	$0.80	$(0.19)	$—
Year Ended 12/31/2012	6.56	0.19	0.74	0.93	(0.26)	—
Year Ended 12/31/2011	6.75	0.29	(0.13)	0.16	(0.35)	—
Year Ended 12/31/2010	6.14	0.38	0.55	0.93	(0.32)	—
Year Ended 12/31/2009	5.01	0.43	1.15	1.58	(0.45)	—

OPPORTUNITY INCOME PLUS PORTFOLIO
Year Ended 12/31/2013	10.64	0.26	(0.40)	(0.14)	(0.26)	(0.09)
Year Ended 12/31/2012	10.45	0.16	0.44	0.60	(0.16)	(0.25)
Year Ended 12/31/2011	10.32	0.30	0.17	0.47	(0.30)	(0.04)
Year Ended 12/31/2010	9.62	0.35	0.80	1.15	(0.35)	(0.10)
Year Ended 12/31/2009	8.82	0.43	0.69	1.12	(0.32)	—

PARTNER TECHNOLOGY PORTFOLIO
Year Ended 12/31/2013	7.51	(0.02)	2.20	2.18	—	—
Year Ended 12/31/2012	6.20	(0.03)	1.34	1.31	—	—
Year Ended 12/31/2011	7.11	(0.01)	(0.90)	(0.91)	—	—
Year Ended 12/31/2010	5.69	(0.04)	1.46	1.42	—	—
Year Ended 12/31/2009	3.63	(0.03)	2.09	2.06	—	—

PARTNER HEALTHCARE PORTFOLIO
Year Ended 12/31/2013	13.39	(0.02)	4.10	4.08	(0.05)	(0.58)
Year Ended 12/31/2012	11.26	0.03	2.29	2.32	(0.04)	(0.15)
Year Ended 12/31/2011	12.08	0.03	(0.46)	(0.43)	—	(0.39)
Year Ended 12/31/2010	11.08	(0.02)	1.22	1.20	(0.02)	(0.18)
Year Ended 12/31/2009	8.94	0.02	2.12	2.14	—	—

NATURAL RESOURCES PORTFOLIO
Year Ended 12/31/2013	6.91	0.04	0.62	0.66	(0.05)	—
Year Ended 12/31/2012	8.33	0.05	(0.43)	(0.38)	(0.02)	(1.02)
Year Ended 12/31/2011	9.56	0.02	(1.24)	(1.22)	(0.01)	—
Year Ended 12/31/2010	8.23	—	1.34	1.34	(0.01)	—
Year Ended 12/31/2009	5.72	0.01	2.50	2.51	—	—

PARTNER EMERGING MARKETS EQUITY PORTFOLIO
Year Ended 12/31/2013	13.61	0.12	(1.13)	(1.01)	(0.13)	—
Year Ended 12/31/2012	10.92	0.14	2.68	2.82	(0.07)	(0.06)
Year Ended 12/31/2011	12.38	0.15	(1.48)	(1.33)	(0.13)	—
Year Ended 12/31/2010	9.72	0.06	2.60	2.66	—	—
Year Ended 12/31/2009	5.59	0.04	4.13	4.17	(0.04)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
						Ratios to Average Net Assets
				Ratio to Average Net		Before Expenses Waived,
	Net Asset		Net Assets, End	Assets**		Credited or Paid Indirectly**
Total	Value, End of	Total	of Period		Net Investment		Net Investment	Portfolio
Distributions	Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Turnover Rate

$(0.19)	$7.84	11.17%	$362.7	0.49%	3.88%	0.49%	3.88%	150%
(0.26)	7.23	14.48%	229.7	0.52%	4.58%	0.52%	4.58%	155%
(0.35)	6.56	2.32%	118.4	0.55%	4.98%	0.55%	4.98%	127%
(0.32)	6.75	15.85%	106.0	0.57%	6.28%	0.57%	6.28%	116%
(0.45)	6.14	33.06%	87.2	0.61%	7.08%	0.63%	7.07%	88%

(0.35)	10.15	(1.39)%	46.5	0.79%	2.58%	0.88%	2.49%	755%
(0.41)	10.64	5.99%	37.3	0.83%	1.54%	0.88%	1.49%	936%
(0.34)	10.45	4.53%	32.4	0.90%	2.89%	0.90%	2.89%	854%
(0.45)	10.32	12.09%	33.5	0.89%	3.43%	0.89%	3.43%	676%
(0.32)	9.62	13.02%	31.6	0.92%	4.67%	0.92%	4.67%	643%

—	9.69	29.01%	48.1	1.08%	(0.21)%	1.08%	(0.21)%	48%
—	7.51	21.09%	35.5	1.13%	(0.39)%	1.13%	(0.39)%	45%
—	6.20	(12.83)%	29.6	1.13%	(0.21)%	1.13%	(0.21)%	56%
—	7.11	25.00%	36.3	1.15%	(0.57)%	1.15%	(0.57)%	54%
—	5.69	56.58%	30.9	1.22%	(0.67)%	1.23%	(0.68)%	181%

(0.63)	16.84	31.09%	53.7	1.25%	(0.10)%	1.31%	(0.16)%	61%
(0.19)	13.39	20.68%	25.2	1.25%	0.26%	1.54%	(0.04)%	40%
(0.39)	11.26	(3.79)%	18.0	1.30%	0.24%	1.64%	(0.11)%	66%
(0.20)	12.08	11.13%	17.9	1.39%	(0.15)%	1.71%	(0.47)%	45%
—	11.08	23.83%	13.3	1.39%	0.19%	2.10%	(0.52)%	80%

(0.05)	7.52	9.55%	35.0	1.02%	0.50%	1.13%	0.39%	37%
(1.04)	6.91	(3.15)%	31.6	1.06%	0.70%	1.14%	0.62%	28%
(0.01)	8.33	(12.84)%	31.6	1.12%	0.17%	1.12%	0.17%	118%
(0.01)	9.56	16.33%	28.7	1.20%	(0.06)%	1.28%	(0.15)%	2%
—	8.23	43.72%	21.1	1.19%	0.15%	1.70%	(0.36)%	2%

(0.13)	12.47	(7.34)%	59.9	1.40%	1.07%	1.54%	0.92%	5%
(0.13)	13.61	25.98%	54.7	1.40%	1.27%	1.62%	1.05%	4%
(0.13)	10.92	(10.83)%	38.9	1.43%	1.27%	1.66%	1.04%	6%
—	12.38	27.33%	40.9	1.50%	0.74%	1.88%	0.36%	4%
(0.04)	9.72	74.70%	17.4	1.50%	0.78%	2.91%	(0.63)%	13%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.
**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital
REAL ESTATE SECURITIES PORTFOLIO
Year Ended 12/31/2013	$17.85	$0.29	$0.11	$0.40	$(0.27)	$—	$—
Year Ended 12/31/2012	15.77	0.30	2.43	2.73	(0.65)	—	—
Year Ended 12/31/2011 (c)	14.49	0.22	1.06	1.28	—	—	—
Year Ended 12/31/2010	11.67	0.22	2.99	3.21	(0.39)	—	—
Year Ended 12/31/2009	9.34	0.29	2.44	2.73	(0.29)	—	(0.11)

PARTNER SMALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2013	13.87	(0.08)	5.79	5.71	—	(0.35)	—
Year Ended 12/31/2012	12.42	(0.01)	1.46	1.45	—	—	—
Year Ended 12/31/2011	12.92	(0.08)	(0.42)	(0.50)	—	—	—
Year Ended 12/31/2010	10.03	(0.07)	2.96	2.89	—	—	—
Year Ended 12/31/2009	7.45	(0.03)	2.62	2.59	(0.01)	—	—

PARTNER SMALL CAP VALUE PORTFOLIO
Year Ended 12/31/2013	21.17	0.14	7.55	7.69	(0.47)	(0.12)	—
Year Ended 12/31/2012	18.64	0.38	2.28	2.66	(0.13)	—	—
Year Ended 12/31/2011	19.06	0.10	(0.48)	(0.38)	(0.04)	—	—
Year Ended 12/31/2010	15.58	0.13	3.52	3.65	(0.17)	—	—
Year Ended 12/31/2009	12.07	0.11	3.52	3.63	(0.11)	(0.01)	—

SMALL CAP STOCK PORTFOLIO
Year Ended 12/31/2013	13.12	0.04	4.67	4.71	(0.06)	—	—
Year Ended 12/31/2012	11.99	0.06	1.07	1.13	—	—	—
Year Ended 12/31/2011	12.66	(0.01)	(0.66)	(0.67)	—	—	—
Year Ended 12/31/2010	10.13	(0.01)	2.54	2.53	—	—	—
Year Ended 12/31/2009	8.49	0.07	1.65	1.72	(0.08)	—	—

SMALL CAP INDEX PORTFOLIO
Year Ended 12/31/2013	13.42	0.14	5.17	5.31	(0.20)	(0.67)	—
Year Ended 12/31/2012	12.77	0.20	1.68	1.88	(0.09)	(1.14)	—
Year Ended 12/31/2011	13.19	0.10	(0.02)	0.08	(0.11)	(0.39)	—
Year Ended 12/31/2010	10.57	0.11	2.60	2.71	(0.09)	—	—
Year Ended 12/31/2009	10.54	0.11	2.03	2.14	(0.22)	(1.89)	—

MID CAP GROWTH PORTFOLIO
Year Ended 12/31/2013	19.59	0.06	5.89	5.95	(0.08)	(0.01)	—
Year Ended 12/31/2012	17.50	0.07	2.06	2.13	(0.04)	—	—
Year Ended 12/31/2011	18.56	0.04	(1.04)	(1.00)	(0.06)	—	—
Year Ended 12/31/2010	14.42	0.06	4.12	4.18	(0.04)	—	—
Year Ended 12/31/2009	9.55	0.04	4.83	4.87	—	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
(c)	Per share amounts have been calculated using the average shares outstanding method.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
						Ratios to Average Net
				Ratio to Average Net		Assets Before Expenses Waived,
	Net Asset		Net Assets, End	Assets**		Credited or Paid Indirectly**
Total	Value, End of	Total	of Period		Net Investment		Net Investment	Portfolio
Distributions	Period	Return(b)	(in millions)	Expenses	Income/(Loss)	Expenses	Income/(Loss)	Turnover Rate

$(0.27)	$17.98	2.18%	$120.1	0.92%	1.53%	0.92%	1.53%	22%
(0.65)	17.85	17.54%	122.4	0.93%	1.62%	0.93%	1.62%	32%
—	15.77	8.83%	108.0	0.87%	1.47%	0.87%	1.47%	16%
(0.39)	14.49	27.56%	329.5	0.87%	1.62%	0.87%	1.62%	15%
(0.40)	11.67	29.08%	265.4	0.89%	3.34%	0.90%	3.33%	18%

(0.35)	19.23	41.64%	344.3	0.98%	(0.49)%	1.08%	(0.59)%	85%
—	13.87	11.69%	256.9	0.99%	(0.12)%	1.09%	(0.22)%	93%
—	12.42	(3.85)%	197.5	1.00%	(0.63)%	1.10%	(0.73)%	101%
—	12.92	28.86%	208.5	1.01%	(0.62)%	1.11%	(0.72)%	100%
(0.01)	10.03	34.75%	160.5	1.02%	(0.39)%	1.14%	(0.51)%	118%

(0.59)	28.27	36.76%	384.7	0.86%	0.56%	0.86%	0.56%	11%
(0.13)	21.17	14.37%	282.6	0.88%	1.90%	0.88%	1.90%	18%
(0.04)	18.64	(1.99)%	250.4	0.88%	0.52%	0.88%	0.52%	10%
(0.17)	19.06	23.46%	266.9	0.88%	0.75%	0.88%	0.75%	19%
(0.12)	15.58	30.24%	226.3	0.89%	0.86%	0.90%	0.85%	19%

(0.06)	17.77	35.90%	354.6	0.75%	0.25%	0.75%	0.25%	62%
—	13.12	9.42%	269.5	0.76%	0.49%	0.76%	0.49%	96%
—	11.99	(5.31)%	263.8	0.76%	(0.10)%	0.76%	(0.10)%	88%
—	12.66	25.09%	303.2	0.77%	(0.11)%	0.77%	(0.11)%	208%
(0.08)	10.13	20.38%	258.5	0.78%	0.65%	0.78%	0.65%	254%

(0.87)	17.86	40.83%	262.8	0.44%	0.84%	0.44%	0.84%	12%
(1.23)	13.42	15.95%	193.7	0.46%	1.44%	0.46%	1.44%	9%
(0.50)	12.77	0.53%	189.0	0.45%	0.63%	0.45%	0.63%	13%
(0.09)	13.19	25.88%	220.1	0.46%	0.86%	0.46%	0.86%	11%
(2.11)	10.57	25.29%	203.9	0.47%	0.94%	0.48%	0.94%	13%

(0.09)	25.45	30.45%	424.3	0.46%	0.22%	0.46%	0.22%	38%
(0.04)	19.59	12.22%	361.5	0.46%	0.39%	0.46%	0.39%	39%
(0.06)	17.50	(5.43)%	348.8	0.46%	0.21%	0.46%	0.21%	67%
(0.04)	18.56	29.11%	419.9	0.46%	0.34%	0.46%	0.34%	48%
—	14.42	50.94%	365.2	0.48%	0.30%	0.48%	0.29%	61%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER MID CAP VALUE PORTFOLIO
Year Ended 12/31/2013	$14.67	$0.12	$4.57	$4.69	$(0.17)	$(0.74)
Year Ended 12/31/2012	12.51	0.17	2.10	2.27	(0.11)	—
Year Ended 12/31/2011	13.38	0.11	(0.95)	(0.84)	(0.03)	—
Year Ended 12/31/2010	10.82	0.08	2.58	2.66	(0.10)	—
Year Ended 12/31/2009	8.25	0.12	2.54	2.66	(0.09)	—

MID CAP STOCK PORTFOLIO
Year Ended 12/31/2013	13.09	0.06	4.57	4.63	(0.06)	—
Year Ended 12/31/2012	11.48	0.06	1.58	1.64	(0.03)	—
Year Ended 12/31/2011	12.25	0.03	(0.79)	(0.76)	(0.01)	—
Year Ended 12/31/2010	9.80	0.05	2.45	2.50	(0.05)	—
Year Ended 12/31/2009	7.08	0.05	2.72	2.77	(0.05)	—

MID CAP INDEX PORTFOLIO
Year Ended 12/31/2013	12.36	0.12	3.87	3.99	(0.13)	(0.44)
Year Ended 12/31/2012	11.79	0.14	1.74	1.88	(0.10)	(1.21)
Year Ended 12/31/2011	12.91	0.10	(0.33)	(0.23)	(0.11)	(0.78)
Year Ended 12/31/2010	10.37	0.11	2.55	2.66	(0.12)	—
Year Ended 12/31/2009	8.31	0.12	2.72	2.84	(0.18)	(0.60)

PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Year Ended 12/31/2013	8.62	0.18	1.22	1.40	—	—
Year Ended 12/31/2012	7.39	0.12	1.26	1.38	(0.12)	(0.03)
Year Ended 12/31/2011	8.77	0.19	(1.26)	(1.07)	(0.17)	(0.14)
Year Ended 12/31/2010	7.84	0.11	0.93	1.04	(0.11)	—
Year Ended 12/31/2009	6.03	0.10	1.81	1.91	(0.10)	—

PARTNER ALL CAP PORTFOLIO
Year Ended 12/31/2013	9.64	0.08	3.07	3.15	(0.08)	—
Year Ended 12/31/2012	8.44	0.08	1.16	1.24	(0.04)	—
Year Ended 12/31/2011	8.93	0.06	(0.49)	(0.43)	(0.06)	—
Year Ended 12/31/2010	7.73	0.04	1.22	1.26	(0.06)	—
Year Ended 12/31/2009	6.10	0.06	1.66	1.72	(0.09)	—

LARGE CAP GROWTH PORTFOLIO
Year Ended 12/31/2013	18.81	0.15	6.64	6.79	(0.14)	—
Year Ended 12/31/2012	15.96	0.22	2.85	3.07	(0.22)	—
Year Ended 12/31/2011	16.98	0.10	(1.02)	(0.92)	(0.10)	—
Year Ended 12/31/2010	15.40	0.09	1.58	1.67	(0.09)	—
Year Ended 12/31/2009	10.96	0.11	4.43	4.54	(0.10)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
	Net Asset		Net Assets, End	Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Value, End of Period	Total Return(b)	of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.91)	$18.45	32.74%	$352.9	0.79%	0.76%	0.81%	0.75%	108%
(0.11)	14.67	18.27%	261.5	0.84%	1.26%	0.84%	1.26%	80%
(0.03)	12.51	(6.33)%	215.8	0.84%	0.84%	0.84%	0.84%	76%
(0.10)	13.38	24.73%	232.2	0.85%	0.72%	0.85%	0.72%	91%
(0.09)	10.82	32.33%	183.7	0.87%	1.42%	0.88%	1.41%	114%

(0.06)	17.66	35.50%	675.4	0.72%	0.38%	0.72%	0.38%	39%
(0.03)	13.09	14.29%	506.7	0.73%	0.51%	0.73%	0.51%	47%
(0.01)	11.48	(6.29)%	457.0	0.72%	0.24%	0.72%	0.24%	35%
(0.05)	12.25	25.60%	511.5	0.73%	0.45%	0.73%	0.45%	78%
(0.05)	9.80	39.10%	443.5	0.73%	0.55%	0.74%	0.54%	53%

(0.57)	15.78	32.92%	123.0	0.50%	0.95%	0.50%	0.95%	12%
(1.31)	12.36	17.38%	85.1	0.53%	1.11%	0.53%	1.11%	8%
(0.89)	11.79	(2.23)%	78.1	0.53%	0.72%	0.53%	0.72%	16%
(0.12)	12.91	25.91%	94.2	0.54%	0.81%	0.54%	0.81%	13%
(0.78)	10.37	36.69%	86.9	0.56%	1.19%	0.57%	1.19%	18%

—	10.02	16.31%	1,706.0	0.91%	1.97%	0.91%	1.97%	80%
(0.15)	8.62	18.67%	1,520.3	0.95%	2.10%	0.95%	2.10%	93%
(0.31)	7.39	(12.13)%	495.6	0.99%	2.25%	0.99%	2.25%	64%
(0.11)	8.77	13.43%	522.6	1.00%	1.73%	1.05%	1.68%	84%
(0.10)	7.84	31.67%	254.9	1.00%	2.01%	1.20%	1.81%	80%

(0.08)	12.71	32.85%	63.8	0.98%	0.69%	1.23%	0.45%	133%
(0.04)	9.64	14.74%	51.5	1.04%	0.81%	1.24%	0.61%	116%
(0.06)	8.44	(4.83)%	51.4	1.03%	0.56%	1.23%	0.36%	124%
(0.06)	8.93	16.34%	62.4	1.02%	0.47%	1.22%	0.27%	180%
(0.09)	7.73	28.48%	62.6	1.04%	0.76%	1.24%	0.56%	231%

(0.14)	25.46	36.14%	1,062.0	0.44%	0.66%	0.44%	0.66%	62%
(0.22)	18.81	19.18%	859.9	0.45%	1.16%	0.45%	1.16%	87%
(0.10)	15.96	(5.42)%	805.3	0.44%	0.55%	0.44%	0.55%	216%
(0.09)	16.98	10.90%	983.3	0.45%	0.56%	0.45%	0.56%	231%
(0.10)	15.40	41.40%	1,025.3	0.45%	0.79%	0.45%	0.79%	216%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER GROWTH STOCK PORTFOLIO
Year Ended 12/31/2013	$13.54	$(0.04)	$5.29	$5.25	$—	$—
Year Ended 12/31/2012	11.41	—	2.13	2.13	—	—
Year Ended 12/31/2011	11.58	(0.03)	(0.14)	(0.17)	—	—
Year Ended 12/31/2010	9.93	(0.02)	1.67	1.65	—	—
Year Ended 12/31/2009	6.96	—	3.00	3.00	(0.03)	—

LARGE CAP VALUE PORTFOLIO
Year Ended 12/31/2013	12.00	0.20	3.59	3.79	(0.21)	—
Year Ended 12/31/2012	10.39	0.21	1.59	1.80	(0.19)	—
Year Ended 12/31/2011	10.73	0.18	(0.52)	(0.34)	—	—
Year Ended 12/31/2010	9.65	0.14	1.08	1.22	(0.14)	—
Year Ended 12/31/2009	8.10	0.16	1.55	1.71	(0.16)	—

LARGE CAP STOCK PORTFOLIO
Year Ended 12/31/2013	9.22	0.11	2.60	2.71	(0.12)	—
Year Ended 12/31/2012	8.11	0.12	1.08	1.20	(0.09)	—
Year Ended 12/31/2011	8.50	0.09	(0.48)	(0.39)	—	—
Year Ended 12/31/2010	7.72	0.06	0.78	0.84	(0.06)	—
Year Ended 12/31/2009	6.11	0.07	1.61	1.68	(0.07)	—

LARGE CAP INDEX PORTFOLIO
Year Ended 12/31/2013	20.11	0.40	5.91	6.31	(0.39)	(0.23)
Year Ended 12/31/2012	17.71	0.40	2.33	2.73	(0.33)	—
Year Ended 12/31/2011	17.71	0.34	(0.04)	0.30	(0.30)	—
Year Ended 12/31/2010	15.76	0.30	1.95	2.25	(0.30)	—
Year Ended 12/31/2009	13.72	0.33	2.98	3.31	(0.45)	(0.82)

HIGH YIELD PORTFOLIO
Year Ended 12/31/2013	5.05	0.32	0.02	0.34	(0.32)	—
Year Ended 12/31/2012	4.66	0.35	0.39	0.74	(0.35)	—
Year Ended 12/31/2011	4.81	0.37	(0.15)	0.22	(0.37)	—
Year Ended 12/31/2010	4.56	0.38	0.25	0.63	(0.38)	—
Year Ended 12/31/2009	3.48	0.38	1.07	1.45	(0.37)	—

INCOME PORTFOLIO
Year Ended 12/31/2013	10.77	0.40	(0.41)	(0.01)	(0.40)	(0.02)
Year Ended 12/31/2012	10.09	0.40	0.68	1.08	(0.40)	—
Year Ended 12/31/2011	9.96	0.46	0.12	0.58	(0.45)	—
Year Ended 12/31/2010	9.39	0.49	0.57	1.06	(0.49)	—
Year Ended 12/31/2009	8.20	0.50	1.19	1.69	(0.50)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
	Net Asset		Net Assets, End	Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Value, End of Period	Total Return(b)	of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$18.79	38.84%	$76.2	0.94%	(0.24)%	1.04%	(0.34)%	34%
—	13.54	18.66%	58.0	0.96%	0.02%	1.06%	(0.08)%	32%
—	11.41	(1.49)%	51.1	0.96%	(0.20)%	1.06%	(0.30)%	26%
—	11.58	16.62%	61.4	0.95%	(0.19)%	1.05%	(0.29)%	36%
(0.03)	9.93	43.17%	61.3	0.98%	0.01%	1.08%	(0.09)%	53%

(0.21)	15.58	31.82%	1,119.2	0.64%	1.42%	0.64%	1.42%	32%
(0.19)	12.00	17.57%	852.6	0.64%	1.84%	0.64%	1.84%	90%
—	10.39	(3.08)%	752.1	0.64%	1.70%	0.64%	1.70%	73%
(0.14)	10.73	12.61%	811.3	0.65%	1.39%	0.65%	1.39%	109%
(0.16)	9.65	21.11%	733.0	0.65%	1.77%	0.65%	1.77%	110%

(0.12)	11.81	29.60%	811.9	0.67%	1.02%	0.67%	1.02%	73%
(0.09)	9.22	14.90%	622.5	0.69%	1.35%	0.69%	1.35%	121%
—	8.11	(4.58)%	565.8	0.69%	1.00%	0.69%	1.00%	139%
(0.06)	8.50	10.82%	628.3	0.69%	0.74%	0.69%	0.74%	181%
(0.07)	7.72	27.59%	617.3	0.70%	1.03%	0.71%	1.03%	169%

(0.62)	25.80	31.81%	392.6	0.40%	1.71%	0.40%	1.71%	4%
(0.33)	20.11	15.54%	304.0	0.42%	1.89%	0.42%	1.89%	4%
(0.30)	17.71	1.71%	291.3	0.42%	1.67%	0.42%	1.67%	4%
(0.30)	17.71	14.63%	331.5	0.42%	1.64%	0.42%	1.64%	6%
(1.27)	15.76	26.20%	338.2	0.43%	2.00%	0.43%	2.00%	7%

(0.32)	5.07	6.91%	921.9	0.44%	6.31%	0.44%	6.31%	53%
(0.35)	5.05	16.28%	904.9	0.44%	7.11%	0.44%	7.11%	57%
(0.37)	4.66	4.71%	778.5	0.45%	7.81%	0.45%	7.81%	58%
(0.38)	4.81	14.58%	783.0	0.45%	8.20%	0.45%	8.20%	82%
(0.37)	4.56	43.49%	756.0	0.45%	9.28%	0.46%	9.28%	61%

(0.42)	10.34	(0.07)%	1,417.6	0.44%	3.78%	0.44%	3.78%	115%
(0.40)	10.77	10.98%	1,575.9	0.44%	3.84%	0.44%	3.84%	132%
(0.45)	10.09	5.96%	1,463.1	0.44%	4.53%	0.44%	4.53%	142%
(0.49)	9.96	11.55%	1,322.2	0.44%	5.06%	0.44%	5.05%	146%
(0.50)	9.39	21.29%	1,278.2	0.44%	5.72%	0.45%	5.71%	160%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BOND INDEX PORTFOLIO
Year Ended 12/31/2013	$11.39	$0.21	$(0.48)	$(0.27)	$(0.21)	$(0.35)
Year Ended 12/31/2012	11.21	0.23	0.32	0.55	(0.23)	(0.14)
Year Ended 12/31/2011	10.73	0.31	0.55	0.86	(0.31)	(0.07)
Year Ended 12/31/2010	10.13	0.33	0.60	0.93	(0.33)	—
Year Ended 12/31/2009	9.72	0.37	0.43	0.80	(0.39)	—

LIMITED MATURITY BOND PORTFOLIO
Year Ended 12/31/2013	9.92	0.15	(0.10)	0.05	(0.15)	—
Year Ended 12/31/2012	9.67	0.17	0.24	0.41	(0.16)	—
Year Ended 12/31/2011	9.80	0.23	(0.14)	0.09	(0.22)	—
Year Ended 12/31/2010	9.62	0.32	0.18	0.50	(0.32)	—
Year Ended 12/31/2009	8.79	0.39	0.82	1.21	(0.38)	—

MONEY MARKET PORTFOLIO
Year Ended 12/31/2013	1.00	—	—	—	—	—
Year Ended 12/31/2012	1.00	—	—	—	—	—
Year Ended 12/31/2011	1.00	—	—	—	—	—
Year Ended 12/31/2010	1.00	—	—	—	—	—
Year Ended 12/31/2009	1.00	—	—	—	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of portfolio shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
	Net Asset		Net Assets, End	Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Value, End of Period	Total Return(b)	of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.56)	$10.56	(2.47)%	$152.0	0.46%	1.94%	0.46%	1.94%	384%
(0.37)	11.39	4.94%	185.5	0.46%	2.00%	0.46%	2.00%	401%
(0.38)	11.21	8.23%	164.5	0.46%	2.83%	0.46%	2.83%	415%
(0.33)	10.73	9.24%	161.4	0.46%	3.12%	0.46%	3.12%	387%
(0.39)	10.13	8.47%	156.5	0.46%	3.78%	0.47%	3.77%	388%

(0.15)	9.82	0.45%	1,082.5	0.44%	1.56%	0.44%	1.56%	114%
(0.16)	9.92	4.32%	1,200.0	0.43%	1.72%	0.44%	1.71%	107%
(0.22)	9.67	0.90%	1,497.8	0.43%	2.31%	0.44%	2.30%	91%
(0.32)	9.80	5.25%	1,318.7	0.43%	3.27%	0.44%	3.27%	102%
(0.38)	9.62	14.04%	1,105.6	0.44%	4.23%	0.45%	4.23%	145%

—	1.00	0.00%	146.6	0.22%	0.00%	0.52%	(0.30)%	N/A
—	1.00	0.00%	148.3	0.29%	0.00%	0.51%	(0.23)%	N/A
—	1.00	0.00%	170.5	0.30%	0.00%	0.51%	(0.21)%	N/A
—	1.00	0.00%	171.8	0.31%	(0.01)%	0.50%	(0.19)%	N/A
—	1.00	0.43%	246.0	0.39%	0.47%	0.49%	0.37%	N/A

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at Thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 1-800-847-4836. The Fund’s most recent Form N-Q Schedule of Investments also is available at Thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreement and Subadvisory Agreements

Both the Investment Company Act of 1940 (the “Investment Company Act”) and the terms of the Investment Advisory and Subadvisory Agreements of the Thrivent Series Fund, Inc. (the “Fund”) require that these agreements be approved annually by the Board of Directors (the “Board”), including a majority of the Directors who are not “interested persons” of the Fund, as defined in the Investment Company Act (the “Independent Directors”). The nine-member Board consists of eight Independent Directors, including the Chairman.

At its meeting on November 19-20, 2013, the Board voted unanimously to renew the existing Investment Advisory Agreement between the Fund and Thrivent Financial for Lutherans (the “Adviser”) for each series (each, a “Portfolio”) of the Fund. The Board also unanimously approved the Subadvisory Agreements for each of the Portfolios for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent, and quality of the services provided by the Advisory Organizations;

2.	The performance of each Portfolio;

3.	The advisory fee and net operating expense ratio of each Portfolio compared to a peer group;

4.	The cost of services provided and profit realized by the Adviser;

5.	The extent to which economies of scale may be realized as the Portfolios grow;

6.	Whether the breakpoint levels reflect these economies of scale for the benefit of the Portfolios’ shareholders;

7.	Other benefits realized by the Adviser or its affiliates from their relationship with the Fund; and

8.	Any other factors that the Board deemed relevant to its consideration.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Directors) met on five occasions from May 21 to November 19, 2013 to consider information relevant to the renewal process. The Independent Directors also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information. This information included Portfolio-by-Portfolio statistical comparisons of the advisory fees, other fees, net operating expenses and performance of each of the Portfolios in comparison to a peer group of comparable funds; portfolio turnover percentages; information prepared by management with respect to the cost of services provided to the Portfolios and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; asset and flow trends for the Portfolios; profit realized by the Adviser and its affiliates that provide services to the Portfolios; and information regarding the types of services furnished to the Portfolios. The Board received information from management, including the investment management staff of the Adviser regarding the personnel providing services to the Portfolios, as well as changes in staff and systems and compliance improvements. The Board also received periodic reports from the Adviser’s investment management staff with respect to the performance of the Portfolios. In addition to its review of the information presented to the Board during the contract renewal process, the Board also considered information obtained from management throughout the course of the year.

Additional Information

(unaudited)

The Independent Directors were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. Each Independent Director relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Director may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Portfolios by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading and compliance services provided to the Portfolios under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Head of Equity Investments and Head of Fixed Income Funds, as supplemented by the Adviser’s Chief Investment Officer, who was also present at all of the meetings. At each quarterly meeting, the Head of Equity Investments and Head of Fixed Income Funds presented information about each of the Portfolios. These reports and presentations gave the Board the opportunity to evaluate the portfolio managers’ abilities and the quality of services they provide to the Portfolios. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of the Subadvisers to the Fund. The Independent Directors also met in-person with and received quarterly reports from the Fund’s Chief Compliance Officer.

The Board considered the adequacy of the Advisory Organizations’ resources used to provide services to the Fund pursuant to the Advisory and Subadvisory Agreements. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management teams of the Portfolios, and explained similarities and differences for how it oversees the Adviser’s teams and the teams of the Subadvisers. In addition, the Adviser explained how it has continued to invest in technology and personnel and the benefits those investments can have on the Portfolios. The Adviser also discussed how it has continued to strengthen its compliance program. The Adviser reviewed with the Board its process for selecting and overseeing the Subadvisers, including the results of recent on-site compliance due diligence visits. The Adviser also reviewed with the Board the services provided by the Subadvisers. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Portfolios with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Portfolios by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Portfolios

In connection with each of its regular quarterly meetings, the Board received information on the performance of each Portfolio, including net performance, relative performance rankings within each Portfolio’s Lipper peer group, Morningstar ratings, and performance as compared to benchmark index returns. At each quarterly Board meeting, the Head of Equity Investments and Head of Fixed Income Funds reviewed with the Board the economic and market environment, risk management, and style consistency in connection with management of the Portfolios. The Board considered investment performance for each Portfolio, to the extent applicable, over the one-, two-, three-, five-, and ten-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record. Although the Board conducted its review on a Portfolio-by-Portfolio basis, it noted that, for the three-year period ended June 30, 2013, the average ranking of the Portfolios against their Lipper categories was 53% (with 1% being the best).

The Board requested and received from the Adviser additional information about certain Portfolios which had faced performance challenges, and information about how the Adviser was addressing such challenges. In addition, the Adviser discussed with the Board certain Portfolios whose principal investment strategies do not fit well within a Lipper peer group and

Additional Information

(unaudited)

described differences between these Portfolios and funds included in their respective Lipper peer group. The Adviser also discussed certain Portfolios whose performance did not compare well to their respective benchmark. In such cases, the Adviser provided additional information regarding these Portfolios’ performance compared to a customized benchmark. The Board concluded that the performance of each individual Portfolio was either satisfactory or that the Adviser had taken appropriate actions in an effort to improve performance.

Advisory Fees and Fund Expenses

The Board reviewed information prepared by MPI comparing each Portfolio’s advisory fee with the advisory fee of its peer group. The Board considered both the contractual and effective advisory fees for each of the Portfolios. The Board noted that the majority of the Portfolios’ advisory fees were at or below the medians of their peer groups, with many in the lower (i.e., less expensive) quartiles. Although the Board conducted its review on a Portfolio-by-Portfolio basis, it noted that the average ranking of the Portfolios was 42%. The Board viewed favorably the Adviser’s proposal to continue or extend fee waivers for certain Portfolios and considered the effect of the waivers in lowering the Portfolios’ expenses.

On the basis of its review, the Board concluded that the advisory fees charged to the Portfolios for investment management services were not excessive.

The Board also reviewed information prepared by MPI comparing each Portfolio’s overall expense ratio with the expense ratio of its peer group. Although the Board conducted its review on a Portfolio-by-Portfolio basis, it noted that approximately 83% of the Portfolios had net operating expenses at or below the median of their peer groups (i.e., in the two least expensive quartiles), with an average ranking of 27%.

Cost of Services and Profitability

The Board considered the Adviser’s estimates of its profitability, which included allocations by the Adviser of its costs in providing advisory services to the Portfolios. The internal audit department (i.e., Business Risk Management) of the Adviser conducted a review of such allocations and a department representative reported to the Board his views regarding the reasonableness and consistency of these allocations. The Board considered the profitability of the Adviser both overall and on a Portfolio-by-Portfolio basis. The Board also considered the expense reimbursements and waivers in effect. Based on its review of the data prepared by MPI and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreement were not excessive in light of the nature, extent and quality of services provided to the Portfolios.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Board did not consider profitability information with respect to the Subadvisers, which are not affiliated with the Adviser. The Board considered that those contracts had been negotiated on an arm’s-length basis between the Adviser and each Subadviser, and that each Subadviser’s separate profitability from its relationship with the Portfolios was not a material factor in determining whether to renew the agreement.

Economies of Scale and Breakpoints

The Board considered information regarding the extent to which economies of scale may be realized as a Portfolio’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Adviser explained its general goal with respect to the employment of fee waivers, expense reimbursements and breakpoints. The Board considered information provided by the Adviser related to advisory fee rates, breakpoints in the advisory fee rates and fee waivers provided by the Adviser. The Board also considered management’s view that it is difficult to generalize as to whether, or to what extent, economies in the advisory function may be realized as a Portfolio’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by the Adviser, and/or a lower overall fee rate.

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment

Additional Information

(unaudited)

professionals who manage other portfolios, reputational benefits in the investment advisory community and the engagement of affiliates as service providers to the Portfolios. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other mutual fund advisers.

The Board also considered other potential benefits to the Adviser and its affiliates derived from its relationship with the Fund, including, among other things, research received by the Adviser generated from commission dollars spent on the Portfolios’ portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the costs relative to the services performed. The Board considered the Adviser’s brokerage reports and representations that it evaluates any soft-dollar arrangements for compliance with applicable requirements, particularly with respect to the safe harbor contained in Section 28(e) of the Securities Exchange Act of 1934, and for compliance with the Adviser’s duty to seek best execution.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Directors voting separately, approved each of the agreements.

Board of Directors and Officers

The following table provides information about the Directors and Officers of the Fund. Each Director oversees each of the 33 series of the Fund and also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 26 funds that offer Class A and Institutional Class shares.

•

Trustee of Thrivent Cash Management Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 33 series of the Fund, the 26 funds of Thrivent Mutual Funds and Thrivent Cash Management Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 1-800-847-4836.

Interested Directors (1)(2)(3)(4)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Russell W. Swansen (1957) 2009	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003.

Independent Directors (2)(3)(4)(5)

Name (Year of Birth) Year Elected	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Janice B. Case (1952) 2011	Independent Trustee of North American Electric Reliability Corporation (self-regulatory organization) since 2008; Independent Director of Western Electricity Coordinating Council (nonprofit corporation coordinating and promoting bulk electric system reliability) from 2002 through 2008.

Richard L. Gady (1943) 1987	Retired.

Richard A. Hauser (1943) 2004	Vice President and Assistant General Counsel, The Boeing Company since 2007.

Marc S. Joseph (1960) 2011	Managing Director of GraniteRidgeLLP (consulting and advisory firm) since 2009; Managing Director of MJosephLLC (private investing and consulting firm) since 2004.

Paul R. Laubscher (1956) 2009	Portfolio Manager for private real estate portfolios of IBM Retirement Funds.

James A. Nussle (1960) 2011	President and Chief Operating Officer of Growth Energy (trade association) since 2010; Advisory Board member of AVISTA Capital Partners (private equity firm) since 2010; Contributor on CNBC (media) since 2010; CEO of The Nussle Group LLC (consulting firm) since 2009; Director of the Office of Management and Budget from 2007 through 2009.

Douglas D. Sims (1946) 2006	Currently, Director of Keystone Science School. Previously, Director of the Center for Corporate Excellence.

Constance L. Souders (1950) 2007	Retired.

Board of Directors and Officers

Executive Officers (4)

Name (Year of Birth) Position Held With Thrivent	Principal Occupation(s) During the Past Five Years

Russell W. Swansen (1957) President	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003.

David S. Royal (1971) Secretary and Chief Legal Officer	Vice President, Deputy General Counsel since 2006; Interim Investment Company and Investment Adviser Chief Compliance Officer from May 2010 until December 2010.

Gerard V. Vaillancourt (1967) Treasurer and Principal Accounting Officer	Vice President, Mutual Fund Accounting since 2006.

Ted S. Dryden (1965) Chief Compliance Officer	Investment Company and Investment Adviser Chief Compliance Officer, Thrivent Financial since 2010; Chief Compliance Officer, OptumHealth Financial Services from 2009 to 2010; Vice President, Asset Management Compliance, Ameriprise Financial from 2006 to 2009.

Janice M. Guimond (1965) Vice President	Vice President, Investment Operations, Thrivent Financial since 2004.

Kathleen M. Koelling (1977) Anti-Money Laundering Officer (6)	Privacy and Anti-Money Laundering Officer, Thrivent Financial since 2010; Senior Counsel, Thrivent Financial since 2002.

Mark D. Anema (1961) Vice President	Vice President, New Product Management and Development, Thrivent Financial since 2007.

Jody L. Bancroft (1971) Assistant Vice President (6)	Director, Investment Field Operations, Thrivent Financial since 2009; Director, Annuity & Settlement Option New Services, Thrivent Financial from 2007 until 2009.

Michael W. Kremenak (1978) Assistant Secretary	Senior Counsel, Thrivent Financial since 2013; Vice President and Assistant General Counsel at Nuveen Investments 2011 to 2013; Attorney at FAF Advisors 2009 to 2010; Associate at Skadden, Arps, Slate, Meagher & Flom 2005 to 2009.

James M. Odland (1955) Assistant Secretary	Vice President and Managing Counsel, Thrivent Financial since 2005.

Rebecca A. Paulzine (1979) Assistant Secretary	Senior Counsel, Thrivent Financial since 2010; Associate, Faegre & Benson LLP from 2005 to 2009.

Todd J. Kelly (1969) Assistant Treasurer (6)	Director, Fund Accounting Operations, Thrivent Financial since 2002.

Sarah L. Bergstrom (1977) Assistant Treasurer	Director, Fund Accounting Administration, Thrivent Financial since 2007.

(1)	“Interested Director” of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Mr. Swansen is considered an interested trustee because of his principal occupation with Thrivent Financial.
(2)	Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Directors serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	Each Director oversees 60 portfolios.
(4)	The address for each Director and Officer unless otherwise noted is 625 Fourth Avenue South, Minneapolis, MN 55415
(5)	The Directors other than Mr. Swansen are not “interested directors” of the Fund and are referred to as “Independent Directors.”
(6)	The address for this Officer is 4321 North Ballard Road, Appleton, WI 54913

Thrivent Series Fund, Inc.

Supplement to Prospectus

dated April 30, 2013

with respect to

Thrivent Partner All Cap Portfolio

Young Chin, who is currently the Lead Portfolio Manager for Thrivent Partner All Cap Portfolio (the “Portfolio”), plans to retire from Pyramis Global Advisors, LLC (“Pyramis”) – which is the subadviser for the Portfolio – at the end of 2013. In connection with Mr. Chin’s retirement and other personnel changes at Pyramis, the following changes are hereby made in the sections of the prospectus describing the Portfolio.

The “Portfolio Manager(s)” section in the “Summary Section” and the disclosure after the first paragraph in the section about the Portfolio in “Portfolio Management” under “Management” are deleted and replaced with the following:

Chander Willett is the Lead Portfolio Manager of this team. He generally oversees the Portfolio’s day-to-day investment activities. Chad Colman, Katharine O’Donovan, Ed Field, Andrew Swanson, Jody Simes, Chip Perrone and Hamish Clark are each analysts/Global Sector Team Leaders responsible for stock selection for certain sector(s) within the Portfolio.

Mr. Willett has been associated with Pyramis since 2006, and has over 16 years of investment industry experience. Prior to joining Pyramis, Mr. Willett served as a senior analyst at Highline Capital Management, where he analyzed securities in all sectors of health care in both U.S. and international markets, including pharmaceuticals, medical devices, life sciences, and health care services. Chad Colman is a Global Sector Team Leader covering the Global Industrials Sector. Mr. Colman joined Pyramis in 2009 as a research analyst for the Industrials sector. Prior to joining Pyramis, Mr. Colman served as a senior analyst at RiverSource Investments (formerly American Express Financial Advisors). He has over 11 years of investment industry experience. Katharine O’Donovan is a Global Sector Team Leader covering the Financials sector. Ms. O’Donovan joined Pyramis in May 2008 as a research analyst for the European bank sector. Prior to joining Pyramis, Ms. O’Donovan spent 10 years each on the buy side and sell side evaluating at European banks, and subsequently global financials. She was at First State Investments from 2007 through 2008 researching financials on the global team. From 1999 to 2007, she covered European banks including the UK at Credit Suisse Asset Management. From 1989 to 1999, she was a sell side analyst of European banks, at what is now Deutsche Bank. She has over 26 years of investment industry experience. Ed Field is a Global Sector Team Leader covering the Utilities and Telecommunications sectors. Mr. Field joined Pyramis in 2008 as a research analyst covering the telecommunications sector. Prior to joining Pyramis, Mr. Field was a portfolio manager and a telecommunications analyst at Prudential in the UK for 10 years. Andrew Swanson is a Global Sector Team Leader covering the Healthcare sector. Mr. Swanson joined Pyramis in 2008 as a pharmaceutical analyst. Prior to joining Pyramis, Mr. Swanson was a specialty pharmaceutical analyst at Citi Investment Research and before that he covered the European pharmaceutical sector at Citigroup in London. Jody Simes is a Global Sector Team Leader and has managed the global materials sector portfolio since 2006 and was named the manager of the global energy sector portfolio in 2011. Prior to that, Mr. Simes covered the non-ferrous metals, chemicals, and fertilizer sectors, as well as Canadian telecommunications and software companies as an equity research analyst. He has also served as a technology sector specialist for Fidelity Management and Research Company and a fixed income trader for Fidelity Capital Markets. Chip Perrone is a Global Sector Team Leader covering the Consumer Discretionary sector. Mr. Perrone joined Pyramis in October 2010 as a research analyst covering the consumer discretionary sector. Prior to joining Pyramis, Mr. Perrone worked at DuPont Capital Management for 17 years as a senior international equity analyst from 1998-2007. He has over 23 years of investment industry experience. Hamish Clark is a Global Sector Team Leader covering the Consumer Staples sector. Mr. Clark joined Pyramis in 2008 as a research analyst covering the consumer staples sector. Prior to joining Pyramis, Mr. Clark worked as a research analyst covering the European consumer sector at Insight Investment, the asset manager of HBOS Plc in London.

The date of this Supplement is October 31, 2013.

Please include this Supplement with your Prospectus.

Thrivent Financial for Lutherans

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Thrivent Financial for Lutherans®
625 Fourth Ave. S., Minneapolis, MN 55415-1665

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In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Series Fund, Inc. to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836.

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By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):

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23572AR R2-14

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Directors has determined that Constance L. Souders, an independent director, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accounts, PricewaterhouseCoopers LLP (“PwC”), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $561,380 for the year ended December 31, 2012 and $524,100 for the year ended December 31, 2013.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the fiscal year ended December 31, 2012 and $15,968 for the year ended December 31, 2013. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2012 and $0 for the year ended December 31, 2013.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $92,943 for the year ended December 31, 2012 and $175,974 for the year ended December 31, 2013. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2012 and $0 for the year ended December 31, 2013.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2012 and $0 for the year ended December 31, 2013. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $6,800 for the year ended December 31, 2012 and $6,450 for the year ended December 31, 2013. These payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These figures are also reported in response to item 4(g) below.

(e)	Registrant’s audit committee charter, adopted in February 2010, provides that the audit committee (comprised of the independent Directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or an affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2013, were for work performed by persons other than full-time permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending December 31, 2012 and December 31, 2013 were $6,800 and $6,450, respectively. These figures are also reported in response to item 4(d) above.

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of directors.

Item 10.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 11.	Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 28, 2014		THRIVENT SERIES FUND, INC.

	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 28, 2014	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Date: February 28, 2014	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer